                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 81-06175

                               ECLIPSE FUNDS INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E. H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

ITEM 1.  REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 ALL CAP GROWTH FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 ALL CAP GROWTH FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              21
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        28
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       28

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          -6.91%   -39.68%   -3.52%   -5.15%
Excluding sales charges     -1.49    -36.16    -2.42    -4.61




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY ALL
                             CAP GROWTH     RUSSELL 3000    S&P 500
                                FUND        GROWTH INDEX     INDEX
                            ------------    ------------    -------
4/30/99                          9450           10000        10000
                                11539           12785        11013
                                 8739            8726         9584
                                 7027            7043         8374
                                 5601            5986         7260
                                 6666            7359         8920
                                 6773            7381         9486
                                 8778            8628        10948
                                 9243            9623        12616
                                 9237            9548        12026
4/30/09                          5896            6544         7779






CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          -6.66%   -39.41%   -3.45%   -5.11%
Excluding sales charges     -1.23    -35.89    -2.35    -4.57




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY ALL
                             CAP GROWTH     RUSSELL 3000    S&P 500
                                FUND        GROWTH INDEX     INDEX
                            ------------    ------------    -------
4/30/99                         23625           25000        25000
                                28847           31964        27532
                                21847           21814        23961
                                17567           17607        20935
                                14001           14965        18149
                                16664           18397        22301
                                16932           18452        23715
                                21945           21571        27371
                                23106           24058        31541
                                23082           23869        30066
4/30/09                         14799           16359        19449






CLASS B SHARES(3)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          -6.73%   -39.81%   -3.54%   -5.38%
Excluding sales charges     -1.82    -36.64    -3.18    -5.38





                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY ALL
                             CAP GROWTH     RUSSELL 3000    S&P 500
                                FUND        GROWTH INDEX     INDEX
                            ------------    ------------    -------
4/30/99                         10000           10000        10000
                                12085           12785        11013
                                 9053            8726         9584
                                 7224            7043         8374
                                 5717            5986         7260
                                 6759            7359         8920
                                 6810            7381         9486
                                 8763            8628        10948
                                 9159            9623        12616
                                 9077            9548        12026
4/30/09                          5751            6544         7779






1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          -2.87%   -37.29%   -3.18%   -5.38%
Excluding sales charges     -1.89    -36.66    -3.18    -5.38




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                    MAINSTAY ALL
                                     CAP GROWTH     RUSSELL 3000    S&P 500
                                        FUND        GROWTH INDEX     INDEX
                                    ------------    ------------    -------
4/30/99                                 10000           10000        10000
                                        12085           12785        11013
                                         9053            8726         9584
                                         7224            7043         8374
                                         5717            5986         7260
                                         6763            7359         8920
                                         6810            7381         9486
                                         8770            8628        10948
                                         9166            9623        12616
                                         9085            9548        12026
4/30/09                                  5755            6544         7779






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE
ANNUAL             SIX       ONE      FIVE     TEN
TOTAL RETURNS    MONTHS     YEAR     YEARS    YEARS
---------------------------------------------------
                  -1.04%   -35.68%   -1.83%   -4.24%




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY ALL
                             CAP GROWTH     RUSSELL 3000    S&P 500
                                FUND        GROWTH INDEX     INDEX
                            ------------    ------------    -------
4/30/99                         10000           10000        10000
                                12223           12785        11013
                                 9251            8726         9584
                                 7457            7043         8374
                                 5960            5986         7260
                                 7113            7359         8920
                                 7261            7381         9486
                                 9466            8628        10948
                                10033            9623        12616
                                10084            9548        12026
4/30/09                          6486            6544         7779







 BENCHMARK PERFORMANCE                       SIX       ONE      FIVE     TEN
                                           MONTHS     YEAR     YEARS    YEARS
Russell 3000(R) Growth Index(4)             -1.68%   -31.46%   -2.32%   -4.15%
S&P 500(R) Index(5)                         -8.53    -35.31    -2.70    -2.48
Average Lipper multi-cap growth fund(6)     -1.99    -34.35    -1.42    -1.49



   with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A, B and C shares might have been lower.
4. The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 3000(R) Growth Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. "S&P 500(R)" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6. The average Lipper multi-cap growth fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay All Cap Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ALL CAP GROWTH FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $985.10         $ 8.07         $1,016.70         $ 8.20
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $987.70         $ 6.11         $1,018.60         $ 6.21
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $981.80         $11.74         $1,012.90         $11.93
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $981.10         $11.74         $1,012.90         $11.93
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $989.60         $ 4.59         $1,020.20         $ 4.66
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.64% for Investor Class, 1.24% for Class A, 2.39% for Class B and Class C and 0.93% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF APRIL 30, 2009




Computers & Peripherals                 8.3%
Chemicals                               5.6
Semiconductors & Semiconductor
  Equipment                             5.6
Energy Equipment & Services             5.3
Aerospace & Defense                     4.6
Communications Equipment                4.6
Electronic Equipment & Instruments      4.4
Specialty Retail                        4.4
Beverages                               4.0
Health Care Equipment & Supplies        4.0
Software                                4.0
Internet Software & Services            3.7
Food & Staples Retailing                3.3
Pharmaceuticals                         2.8
Biotechnology                           2.7
Household Products                      2.7
Machinery                               2.6
Wireless Telecommunication Services     2.2
Road & Rail                             2.1
Hotels, Restaurants & Leisure           1.9
Health Care Providers & Services        1.8
Life Sciences Tools & Services          1.8
Construction & Engineering              1.7
Electrical Equipment                    1.5
IT Services                             1.5
Multiline Retail                        1.4
Capital Markets                         1.3
Oil, Gas & Consumable Fuels             1.2
Textiles, Apparel & Luxury Goods        1.1
Commercial Services & Supplies          1.0
Diversified Consumer Services           1.0
Distributors                            0.9
Personal Products                       0.9
Containers & Packaging                  0.8
Diversified Telecommunication
  Services                              0.8
Food Products                           0.7
Diversified Financial Services          0.6
Independent Power Producers & Energy
  Traders                               0.4
Short-Term Investment                   1.4
Liabilities in Excess of Cash and
  Other Assets                         -0.6
                                      -----
                                      100.0%
                                      =====



 See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Microsoft Corp.
    2.  International Business Machines Corp.
    3.  Praxair, Inc.
    4.  Apple, Inc.
    5.  Amphenol Corp. Class A
    6.  Gilead Sciences, Inc.
    7.  Wal-Mart Stores, Inc.
    8.  QUALCOMM, Inc.
    9.  Research In Motion, Ltd.
   10.  Medco Health Solutions, Inc.







8    MainStay All Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN, ROBERT J. CENTRELLA, CFA,
JOHN BUTLER, EILEEN COOK, LANETTE DONOVAN AND DENISE E. HIGGINS, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY ALL CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay All Cap Growth Fund returned -1.49% for Investor Class shares, -1.23% for Class A shares, -1.82% for Class B shares and -1.89% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned -1.04%. All share classes outperformed the -1.99% return of the average Lipper(1) multi-cap growth fund. Investor Class, Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the -1.68% return of the Russell 3000(R) Growth Index(2) for the six months ended April 30, 2009. The Russell 3000(R) Growth Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Among the factors that affected the Fund's relative performance were an underweight position relative to the Russell 3000(R) Growth Index in the financials and energy sectors and strong stock selection in the information technology and consumer discretionary sectors. The Fund also benefited from an overweight position relative to its benchmark in materials.

DURING THE REPORTING PERIOD, WHICH FUND SECTORS WERE STRONG ABSOLUTE PERFORMERS AND WHICH FUND SECTORS WERE PARTICULARLY WEAK?

In terms of absolute performance, the Fund's strongest-performing sectors during the reporting period were consumer discretionary, information technology and materials. In the consumer discretionary and information technology sectors, strong stock selection helped the Fund's performance relative to the Russell 3000(R) Growth Index. In the materials sector, the Fund benefited from an overweight position relative to its benchmark.


The sectors that detracted most from the Fund's performance on an absolute basis were utilities, energy and financials. In all three cases, stock selection was responsible for the Fund's weak performance relative to the Russell 3000(R) Growth Index.

WHICH INDIVIDUAL SECURITIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The strongest contributors to the Fund's absolute performance during the reporting period were department store chain Kohl's, beverage distributor Hansen Natural and computer and electronic device manufacturer Apple. Kohl's staged a powerful rally during the reporting period on the market's perception that consumer spending had bottomed and was on the verge of rebounding. Kohl's has continued to beat analysts' earnings expectations in recent quarters, and the company has taken advantage of industry weakness to capture market share from weaker competitors.

Hansen Natural's "Monster" energy drinks have been among the fastest-growing and most successful beverage brands in the United States in recent years. In addition, a new distribution agreement with The Coca Cola Company will greatly expand Hansen Natural's international reach. Hansen's recent success with new product launches, improving trends in convenience store traffic and lower commodity costs all contributed to solid revenue and earnings growth for the company in 2008 and early 2009.

Apple's shares rallied meaningfully as the reporting period progressed, fueled by better-than-expected first quarter 2009 results. Investors also bid the stock up in anticipation of several new products, including a new iPhone that is expected to be introduced in June.


----------

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small-capitalization companies may be subject to more price volatility, significantly lower trading volumes, cyclical, static, or moderate growth prospects and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

1. See footnote on page 6 for more information about Lipper Inc.
2. See footnote on page 6 for more information on the Russell 3000(R) Growth Index.

                                                    mainstayinvestments.com    9

DURING THE REPORTING PERIOD, WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

In absolute terms, the Fund's worst-performing stocks were railroad company Norfolk Southern, scientific instruments maker Thermo Fisher Scientific and natural gas company Williams. Norfolk Southern's stock suffered when weak demand for coal led to declining freight volumes and negative operating leverage. Coal transport is one of the most profitable segments for the rail industry. Thermo Fisher Scientific faced pressure from challenging end-market conditions and negative currency headwinds. The price of Williams' stock fell with a decline in natural gas prices and with unfavorable gas-price projections for the foreseeable future.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING
PERIOD?

Among the stocks that the Fund purchased during the reporting period were fertilizer company Potash Corp. of Saskatchewan and banking and financial services company Bank of America. We initiated a position in Potash after the stock began to rise on expectations of a strong recovery in fertilizer-shipments in the second half of 2009, fueled by rising corn prices. The company feels that the pricing environment for potash fertilizer should remain strong through the end of the year. We purchased Bank of America stock during the reporting period as part of an effort to increase the Fund's weighting in financials. We found Bank of America appealing because it had a discounted valuation relative to its peers and an improving sector outlook. We also felt that the level of dilution required to meet requirements under the government stress test would be lower than expected.

Among the positions we sold during the reporting period were tobacco company Altria and consumer goods company Energizer Holdings. Altria experienced a high degree of volatility as investors reacted to declining cigarette volume shipments and to new taxes on cigarettes. We opted to sell the Fund's position in Altria because of heightened risk of onerous legislation. Energizer Holdings is typically highly sensitive to macroeconomic trends and the company's outlook weakened as the economic outlook deteriorated early in the reporting period. With a rising U.S. dollar also putting pressure on Energizer's earnings, we decided to eliminate the Fund's position in the stock.

HOW DID THE FUND CHANGE ITS SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the reporting period, we reduced the Fund's overweight position relative to the Russell 3000(R) Growth Index in the health care and consumer staples sectors. We ended the period with a neutral position in consumer staples and a modest overweight position in health care.

Over the course of the reporting period, the Fund moved from an underweight position (relative to the Russell 3000(R) Growth Index) in consumer discretionary stocks to a neutral position in this sector. In addition, the relative weighting of energy stocks within the Fund went from a significant underweight to a more moderate underweight position. These moves reflected our belief that economic conditions in the United States were modestly improving. We felt it would be prudent to reduce our exposure to defensive sectors (such as health care and consumer staples stocks) and increase our exposure to cyclical sectors (such as consumer discretionary and information technology).

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2009, the Fund had a significant overweight position relative to the Russell 3000(R) Growth Index in the materials sector and a modest overweight position in the health care sector. These overweight positions had a neutral to slightly negative impact on the Fund's relative performance.

As of this same date, the Fund held an underweight position in the energy sector relative to the Russell 3000(R) Growth Index and was significantly underweight in the financials sector. The Fund's positioning in financials had a negative impact on relative performance as this sector rallied. During the period, the Fund's underweight position in the energy sector had a slightly negative impact on relative performance because of the recent rise in oil prices, which buoyed energy stocks.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay All Cap Growth Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED




                                       SHARES           VALUE
COMMON STOCKS 99.2%+
-------------------------------------------------------------

AEROSPACE & DEFENSE 4.6%
L-3 Communications Holdings,
  Inc.                                 31,500   $   2,398,725
Precision Castparts Corp.              35,200       2,635,072
United Technologies Corp.              65,200       3,184,368
                                                -------------
                                                    8,218,165
                                                -------------

BEVERAGES 4.0%
Coca-Cola Co. (The)                    58,000       2,496,900
Hansen Natural Corp. (a)               45,900       1,870,884
PepsiCo, Inc.                          54,800       2,726,848
                                                -------------
                                                    7,094,632
                                                -------------

BIOTECHNOLOGY 2.7%
Celgene Corp. (a)                       9,700         414,384
V  Gilead Sciences, Inc. (a)           81,300       3,723,540
United Therapeutics Corp. (a)           9,800         615,538
                                                -------------
                                                    4,753,462
                                                -------------

CAPITAL MARKETS 1.3%
Affiliated Managers Group,
  Inc. (a)                             26,400       1,500,840
Northern Trust Corp.                   13,000         706,680
                                                -------------
                                                    2,207,520
                                                -------------

CHEMICALS 5.6%
Monsanto Co.                           31,600       2,682,524
Potash Corp. of Saskatchewan           12,400       1,072,476
V  Praxair, Inc.                       61,400       4,581,054
Scotts Miracle-Gro Co. (The)
  Class A                              45,400       1,533,158
                                                -------------
                                                    9,869,212
                                                -------------

COMMERCIAL SERVICES & SUPPLIES 1.0%
Iron Mountain, Inc. (a)                59,600       1,698,004
                                                -------------


COMMUNICATIONS EQUIPMENT 4.6%
Harris Corp.                           39,300       1,201,794
V  QUALCOMM, Inc.                      85,600       3,622,592
V  Research In Motion, Ltd.
  (a)                                  47,400       3,294,300
                                                -------------
                                                    8,118,686
                                                -------------

COMPUTERS & PERIPHERALS 8.3%
V  Apple, Inc. (a)                     34,800       4,378,884
EMC Corp. (a)                         109,600       1,373,288
Hewlett-Packard Co.                    54,500       1,960,910
V  International Business
  Machines Corp.                       55,500       5,728,155
Logitech International S.A.
  (a)                                  93,200       1,241,424
                                                -------------
                                                   14,682,661
                                                -------------

CONSTRUCTION & ENGINEERING 1.7%
Quanta Services, Inc. (a)             129,300       2,938,989
                                                -------------



CONTAINERS & PACKAGING 0.8%
Crown Holdings, Inc. (a)               64,000       1,411,200
                                                -------------

DISTRIBUTORS 0.9%
LKQ Corp. (a)                          93,100       1,580,838
                                                -------------



DIVERSIFIED CONSUMER SERVICES 1.0%
Capella Education Co. (a)              33,800       1,736,644
                                                -------------


DIVERSIFIED FINANCIAL SERVICES 0.6%
Bank of America Corp.                  39,400         351,842
JPMorgan Chase & Co.                   23,000         759,000
                                                -------------
                                                    1,110,842
                                                -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 0.8%
NTELOS Holdings Corp.                  83,300       1,331,134
                                                -------------


ELECTRICAL EQUIPMENT 1.5%
Roper Industries, Inc.                 57,900       2,639,661
                                                -------------



ELECTRONIC EQUIPMENT & INSTRUMENTS 4.4%
V  Amphenol Corp. Class A             113,800       3,850,992
Anixter International, Inc.
  (a)                                  50,900       2,024,802
Avnet, Inc. (a)                        87,800       1,921,942
                                                -------------
                                                    7,797,736
                                                -------------

ENERGY EQUIPMENT & SERVICES 5.3%
Baker Hughes, Inc.                     40,400       1,437,432
Cameron International Corp.
  (a)                                  76,700       1,961,986
Halliburton Co.                        46,600         942,252
National Oilwell Varco, Inc.
  (a)                                  66,700       2,019,676
Transocean, Inc. (a)                   17,971       1,212,683
Weatherford International,
  Ltd. (a)                            113,700       1,890,831
                                                -------------
                                                    9,464,860
                                                -------------

FOOD & STAPLES RETAILING 3.3%
CVS Caremark Corp.                     34,800       1,105,944
Kroger Co. (The)                       48,100       1,039,922
V  Wal-Mart Stores, Inc.               72,300       3,643,920
                                                -------------
                                                    5,789,786
                                                -------------

FOOD PRODUCTS 0.7%
General Mills, Inc.                    25,700       1,302,733
                                                -------------


HEALTH CARE EQUIPMENT & SUPPLIES 4.0%
Baxter International, Inc.             30,100       1,459,850
Becton, Dickinson & Co.                31,200       1,886,976
C.R. Bard, Inc.                        21,300       1,525,719
St. Jude Medical, Inc. (a)             68,200       2,286,064
                                                -------------
                                                    7,158,609
                                                -------------

HEALTH CARE PROVIDERS & SERVICES 1.8%
V  Medco Health Solutions,
  Inc. (a)                             74,300       3,235,765
                                                -------------


HOTELS, RESTAURANTS & LEISURE 1.9%
Carnival Corp.                         63,300       1,701,504


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                       SHARES           VALUE
COMMON STOCKS (CONTINUED)
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
McDonald's Corp.                       30,600   $   1,630,674
                                                -------------
                                                    3,332,178
                                                -------------

HOUSEHOLD PRODUCTS 2.7%
Church & Dwight Co., Inc.              23,100       1,256,871
Colgate-Palmolive Co.                  38,400       2,265,600
Procter & Gamble Co. (The)             26,400       1,305,216
                                                -------------
                                                    4,827,687
                                                -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.4%
NRG Energy, Inc. (a)                   39,500         710,210
                                                -------------


INTERNET SOFTWARE & SERVICES 3.7%
Akamai Technologies, Inc. (a)          64,900       1,429,098
Equinix, Inc. (a)                      37,900       2,661,717
Google, Inc. Class A (a)                6,400       2,534,208
                                                -------------
                                                    6,625,023
                                                -------------

IT SERVICES 1.5%
Alliance Data Systems Corp.
  (a)                                  32,600       1,364,962
Fiserv, Inc. (a)                       34,700       1,295,004
                                                -------------
                                                    2,659,966
                                                -------------

LIFE SCIENCES TOOLS & SERVICES 1.8%
Thermo Fisher Scientific,
  Inc. (a)                             88,700       3,111,596
                                                -------------


MACHINERY 2.6%
Caterpillar, Inc.                      12,600         448,308
Danaher Corp.                          50,800       2,968,752
Illinois Tool Works, Inc.              34,200       1,121,760
                                                -------------
                                                    4,538,820
                                                -------------

MULTILINE RETAIL 1.4%
Kohl's Corp. (a)                       54,700       2,480,645
                                                -------------


OIL, GAS & CONSUMABLE FUELS 1.2%
Williams Cos., Inc.                    82,700       1,166,070
XTO Energy, Inc.                       28,100         973,946
                                                -------------
                                                    2,140,016
                                                -------------

PERSONAL PRODUCTS 0.9%
Avon Products, Inc.                    71,500       1,627,340
                                                -------------


PHARMACEUTICALS 2.8%
Abbott Laboratories                    48,700       2,038,095
Bristol-Myers Squibb Co.               70,600       1,355,520
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (b)                              34,200       1,501,038
                                                -------------
                                                    4,894,653
                                                -------------

ROAD & RAIL 2.1%
J.B. Hunt Transport Services,
  Inc.                                 25,500         717,060
Norfolk Southern Corp.                 48,100       1,716,208
Union Pacific Corp.                    27,200       1,336,608
                                                -------------
                                                    3,769,876
                                                -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 5.6%
Intel Corp.                           198,000       3,124,440
Marvell Technology Group,
  Ltd. (a)                            170,100       1,867,698
NVIDIA Corp. (a)                      161,000       1,848,280
RF Micro Devices, Inc. (a)          1,053,200       2,222,252
Texas Instruments, Inc.                50,100         904,806
                                                -------------
                                                    9,967,476
                                                -------------

SOFTWARE 4.0%
FactSet Research Systems,
  Inc.                                 26,650       1,428,173
V  Microsoft Corp.                    283,000       5,733,580
                                                -------------
                                                    7,161,753
                                                -------------

SPECIALTY RETAIL 4.4%
GameStop Corp. Class A (a)             88,500       2,669,160
Guess?, Inc.                          112,100       2,919,084
Lowe's Cos., Inc.                      98,400       2,115,600
                                                -------------
                                                    7,703,844
                                                -------------

TEXTILES, APPAREL & LUXURY GOODS 1.1%
Deckers Outdoor Corp. (a)              11,300         638,676
Phillips-Van Heusen Corp.              46,400       1,346,992
                                                -------------
                                                    1,985,668
                                                -------------

WIRELESS TELECOMMUNICATION SERVICES 2.2%
American Tower Corp. Class A
  (a)                                  74,400       2,362,945
SBA Communications Corp.
  Class A (a)                          60,700       1,529,640
                                                -------------
                                                    3,892,585
                                                -------------
Total Common Stocks
  (Cost $191,406,763)                             175,570,475
                                                -------------



                                    PRINCIPAL
                                       AMOUNT

SHORT-TERM INVESTMENT 1.4%
-------------------------------------------------------------

REPURCHASE AGREEMENT 1.4%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $2,464,920 (Collateralized
  by a United States Treasury
  Bill with a zero coupon
  rate and a maturity date of
  7/2/09 with a Principal
  Amount of $2,515,000 and a
  Market Value of $2,514,748)      $2,464,917       2,464,917
                                                -------------
Total Short-Term Investment
  (Cost $2,464,917)                                 2,464,917
                                                -------------
Total Investments
  (Cost $193,871,680) (c)               100.6%    178,035,392
Liabilities in Excess of
  Cash and Other Assets                  (0.6)     (1,016,533)
                                        -----    ------------
Net Assets                              100.0%  $ 177,018,859
                                        =====    ============








12    MainStay All Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)  Non-income producing security.
(b)  ADR -- American Depositary Receipt.
(c)  At April 30, 2009, cost is $195,776,996
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 15,618,347
Gross unrealized depreciation       (33,359,951)
                                   ------------
Net unrealized depreciation        $(17,741,604)
                                   ============



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices               $175,570,475
Level 2--Other Significant
  Observable Inputs                     2,464,917
Level 3--Significant Unobservable
  Inputs                                       --
                                     ------------
Total                                $178,035,392
                                     ============




The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $193,871,680)     $178,035,392
Receivables:
  Investment securities sold              621,921
  Dividends and interest                  131,271
  Fund shares sold                         19,072
Other assets                               35,406
                                     ------------
     Total assets                     178,843,062
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased         925,618
  Fund shares redeemed                    663,336
  Manager (See Note 3)                    103,228
  Transfer agent (See Note 3)              62,945
  Professional fees                        29,117
  Shareholder communication                16,445
  NYLIFE Distributors (See Note 3)         10,390
  Custodian                                 6,853
  Directors                                 1,524
Accrued expenses                            4,747
                                     ------------
     Total liabilities                  1,824,203
                                     ------------
Net assets                           $177,018,859
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.2 billion shares
  authorized                         $     11,078
Additional paid-in capital            212,528,319
                                     ------------
                                      212,539,397
Accumulated net investment income         259,510
Accumulated net realized loss on
  investments                         (19,943,760)
Net unrealized depreciation on
  investments                         (15,836,288)
                                     ------------
Net assets                           $177,018,859
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  5,607,313
                                     ============
Shares of capital stock outstanding       369,332
                                     ============
Net asset value per share
  outstanding                        $      15.18
Maximum sales charge (5.50% of
  offering price)                            0.88
                                     ------------
Maximum offering price per share
  outstanding                        $      16.06
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 11,478,100
                                     ============
Shares of capital stock outstanding       753,223
                                     ============
Net asset value per share
  outstanding                        $      15.24
Maximum sales charge (5.50% of
  offering price)                            0.89
                                     ------------
Maximum offering price per share
  outstanding                        $      16.13
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $  5,590,322
                                     ============
Shares of capital stock outstanding       384,539
                                     ============
Net asset value and offering price
  per share outstanding              $      14.54
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  3,171,139
                                     ============
Shares of capital stock outstanding       217,919
                                     ============
Net asset value and offering price
  per share outstanding              $      14.55
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $151,171,985
                                     ============
Shares of capital stock outstanding     9,352,640
                                     ============
Net asset value and offering price
  per share outstanding              $      16.16
                                     ============






14    MainStay All Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                          $  1,111,509
  Interest                                  5,181
                                     ------------
     Total income                       1,116,690
                                     ------------
EXPENSES:
  Manager (See Note 3)                    695,317
  Transfer agent--Investor Class
     (See Note 3)                          20,942
  Transfer agent--Class A (See Note
     3)                                     3,435
  Transfer agent--Classes B and C
     (See Note 3)                          36,286
  Transfer agent--Class I (See Note
     3)                                    44,251
  Professional fees                        35,742
  Registration                             33,132
  Distribution--Class B (See Note
     3)                                    19,722
  Distribution--Class C (See Note
     3)                                    12,121
  Shareholder communication                31,663
  Distribution/Service--Investor
     Class (See Note 3)                     6,134
  Distribution/Service--Class A
     (See Note 3)                          13,515
  Service--Class B (See Note 3)             6,574
  Service--Class C (See Note 3)             4,040
  Custodian                                 5,192
  Directors                                 4,922
  Miscellaneous                            10,231
                                     ------------
     Total expenses before waiver         983,219
  Expense waiver from Manager (See
     Note 3)                             (126,039)
                                     ------------
     Net expenses                         857,180
                                     ------------
Net investment income                     259,510
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (14,306,373)
Net change in unrealized
  depreciation on investments          11,295,965
                                     ------------
Net realized and unrealized loss on
  investments                          (3,010,408)
                                     ------------
Net decrease in net assets
  resulting from operations          $ (2,750,898)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009            2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income
  (loss)                       $    259,510   $    (779,045)
 Net realized loss on
  investments                   (14,306,373)     (5,509,257)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 11,295,965    (134,240,771)
                               ----------------------------
 Net decrease in net assets
  resulting from operations      (2,750,898)   (140,529,073)
                               ----------------------------

Distributions to shareholders:
 From net realized gain on investments:
    Class A                              --      (2,620,075)
    Class B                              --        (967,804)
    Class C                              --        (613,306)
    Class I                              --     (21,877,519)
                               ----------------------------
 Total distributions to
  shareholders                           --     (26,078,704)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          9,411,070      42,696,821
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                          --      25,861,146
 Cost of shares redeemed        (15,289,282)    (66,261,284)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                (5,878,212)      2,296,683
                               ----------------------------
    Net decrease in net
     assets                      (8,629,110)   (164,311,094)

NET ASSETS:
Beginning of period             185,647,969     349,959,063
                               ----------------------------
End of period                  $177,018,859   $ 185,647,969
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $    259,510   $          --
                               ============================






16    MainStay All Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                    INVESTOR CLASS
                                                        -------------------------------------
                                                                                 FEBRUARY 28,
                                                        SIX MONTHS                  2008**
                                                           ENDED                    THROUGH
                                                         APRIL 30,                OCTOBER 31,

                                                        -------------------------------------
                                                           2009*                     2008
Net asset value at beginning of period                    $15.40                    $ 23.34
                                                          ------                    -------
Net investment income (loss) (a)                           (0.02)                     (0.13)
Net realized and unrealized gain (loss) on investments     (0.20)                     (7.81)
                                                          ------                    -------
Total from investment operations                           (0.22)                     (7.94)
                                                          ------                    -------
Less distributions:
  From net realized gain on investments                       --                         --
                                                          ------                    -------
Net asset value at end of period                          $15.18                    $ 15.40
                                                          ======                    =======
Total investment return (c)                                (1.43%)(d)(f)             (34.02%)(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                             (0.28%)++                  (0.88%)++
  Net expenses                                              1.64% ++                   1.64% ++
  Expenses (before waiver/recoupment)                       2.10% ++                   1.66% ++
Portfolio turnover rate                                       28%                        56%
Net assets at end of period (in 000's)                    $5,607                    $ 5,460




                                                                 CLASS B
                             ------------------------------------------------------------------------------
                                                                                                 JANUARY 2,
                             SIX MONTHS                                                            2004**
                                ENDED                                                             THROUGH
                              APRIL 30,                    YEAR ENDED OCTOBER 31,               OCTOBER 31,

                             ------------------------------------------------------------------------------
                                2009*              2008        2007        2006       2005          2004
Net asset value at
  beginning of period          $14.80            $ 28.03     $ 23.36     $ 21.54     $18.21        $18.99
                               ------            -------     -------     -------     ------        ------
Net investment loss (a)         (0.07)             (0.34)      (0.39)      (0.37)     (0.36)(b)     (0.22)
Net realized and
  unrealized gain (loss)
  on investments                (0.19)            (10.65)       5.06        2.19       3.69         (0.56)
                               ------            -------     -------     -------     ------        ------
Total from investment
  operations                    (0.26)            (10.99)       4.67        1.82       3.33         (0.78)
                               ------            -------     -------     -------     ------        ------
Less distributions:
  From net realized gain
     on investments                --              (2.24)         --          --         --            --
                               ------            -------     -------     -------     ------        ------
Net asset value at end
  of period                    $14.54            $ 14.80     $ 28.03     $ 23.36     $21.54        $18.21
                               ======            =======     =======     =======     ======        ======
Total investment return
  (c)                           (1.76%)(d)(f)     (42.43%)     19.99%       8.45%     18.29%        (4.11%)(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss           (1.02%)++          (1.55%)     (1.54%)     (1.63%)    (1.70%)(b)    (1.36%)++
  Net expenses                   2.39% ++           2.34%       2.30%       2.25%      2.30%         2.06% ++
  Expenses (before
     waiver/recoupment)          2.85% ++           2.35%       2.28% (e)   2.29%      2.34%         2.12% ++
Portfolio turnover rate            28%                56%         37%         46%        31%           44%
Net assets at end of
  period (in 000's)            $5,590            $ 6,191     $11,925     $10,770     $9,499        $3,453




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss include $0.01 per share and 0.06%, respectively, as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Due to expense cap structure change as noted in Note 3(A), Class A, B and C were able to recoup expenses during year ended October 31, 2007.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





18    MainStay All Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    CLASS A
-------------------------------------------------------------------------------
                                                                     JANUARY 2,
SIX MONTHS                                                             2004**
   ENDED                                                              THROUGH
 APRIL 30,                     YEAR ENDED OCTOBER 31,               OCTOBER 31,

-------------------------------------------------------------------------------
   2009*              2008        2007        2006        2005          2004
   $ 15.42          $ 28.85     $ 23.86     $ 21.84     $ 18.32       $ 18.99
   -------          -------     -------     -------     -------       -------
      0.01            (0.14)      (0.21)      (0.21)      (0.19)(b)     (0.10)
     (0.19)          (11.05)       5.20        2.23        3.71         (0.57)
   -------          -------     -------     -------     -------       -------
     (0.18)          (11.19)       4.99        2.02        3.52         (0.67)
   -------          -------     -------     -------     -------       -------

        --            (2.24)         --          --          --            --
   -------          -------     -------     -------     -------       -------
   $ 15.24          $ 15.42     $ 28.85     $ 23.86     $ 21.84       $ 18.32
   =======          =======     =======     =======     =======       =======
     (1.17%)(d)(f)   (41.88%)     20.91%       9.25%      19.21%        (3.53%)(d)

      0.12% ++        (0.59%)     (0.79%)     (0.89%)     (0.95%)(b)    (0.61%)++
      1.24% ++         1.39%       1.55%       1.50%       1.55%         1.31% ++
      1.31% ++         1.40%       1.53% (e)   1.54%       1.59%         1.37% ++
        28%              56%         37%         46%         31%           44%
   $11,478          $12,771     $32,894     $28,170     $14,333       $12,716




                                   CLASS C
----------------------------------------------------------------------------
                                                                  JANUARY 2,
SIX MONTHS                                                          2004**
   ENDED                                                           THROUGH
 APRIL 30,                   YEAR ENDED OCTOBER 31,              OCTOBER 31,

----------------------------------------------------------------------------
   2009*              2008       2007       2006       2005          2004
   $14.82           $ 28.06     $23.38     $21.56     $18.22        $18.99
   ------           -------     ------     ------     ------        ------
    (0.07)            (0.34)     (0.39)     (0.37)     (0.36)(b)     (0.23)
    (0.20)           (10.66)      5.07       2.19       3.70         (0.54)
   ------           -------     ------     ------     ------        ------
    (0.27)           (11.00)      4.68       1.82       3.34         (0.77)
   ------           -------     ------     ------     ------        ------

       --             (2.24)        --         --         --            --
   ------           -------     ------     ------     ------        ------
   $14.55           $ 14.82     $28.06     $23.38     $21.56        $18.22
   ======           =======     ======     ======     ======        ======
    (1.82%)(d)(f)    (42.42%)    20.02%      8.44%     18.33%        (4.05%)(d)

    (1.02%)++         (1.55%)    (1.55%)    (1.64%)    (1.70%)(b)    (1.36%)++
     2.39% ++          2.34%      2.30%      2.25%      2.30%         2.06% ++
     2.85% ++          2.35%      2.28% (e)  2.29%      2.34%         2.12% ++
       28%               56%        37%        46%        31%           44%
   $3,171           $ 4,004     $7,396     $4,820     $2,292        $  532




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                    CLASS I
                                  ---------------------------------------------------------------------------

                                  SIX MONTHS
                                     ENDED
                                   APRIL 30,                        YEAR ENDED OCTOBER 31,

                                  ---------------------------------------------------------------------------
                                     2009*         2008         2007         2006         2005         2004
Net asset value at
  beginning of period              $  16.33      $  30.28     $  24.90     $  22.66     $  18.90     $  18.66
                                   --------      --------     --------     --------     --------     --------
Net investment income
  (loss) (a)                           0.03         (0.03)       (0.05)       (0.08)       (0.07)(b)    (0.04)
Net realized and
  unrealized gain (loss)
  on investments                      (0.20)       (11.68)        5.43         2.32         3.83         0.28
                                   --------      --------     --------     --------     --------     --------
Total from investment
  operations                          (0.17)       (11.71)        5.38         2.24         3.76         0.24
                                   --------      --------     --------     --------     --------     --------
Less distributions:
  From net realized gain
     on investments                      --         (2.24)          --           --           --           --
                                   --------      --------     --------     --------     --------     --------
Net asset value at end
  of period                        $  16.16      $  16.33     $  30.28     $  24.90     $  22.66     $  18.90
                                   ========      ========     ========     ========     ========     ========
Total investment return
  (c)                                 (1.04%)(d)(f)(41.60%)      21.61%        9.89%       19.89%        1.29%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                            0.43% ++     (0.14%)      (0.18%)      (0.31%)      (0.33%)(b)   (0.23%)
  Net expenses                         0.93% ++      0.93%        0.93%        0.93%        0.93%        0.93%
  Expenses (before
     waiver/recoupment)                1.06% ++      0.97%        0.95%        0.97%        0.97%        0.99%
Portfolio turnover rate                  28%           56%          37%          46%          31%          44%
Net assets at end of
  period (in 000's)                $151,172      $157,222     $297,744     $263,102     $289,058     $253,968




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss include $0.01 per share and 0.06%, respectively, as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Due to expense cap structure change as noted in Note 3(A), Class A, B and C were able to recoup expenses during year ended October 31, 2007.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





20    MainStay All Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay All Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares, Class B shares and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund did not hold securities that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the

                                                   mainstayinvestments.com    21
valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.



22    MainStay All Cap Growth Fund

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Directors. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also

                                                   mainstayinvestments.com    23
continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Directors and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(J) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.85% on assets up to $500 million, 0.825% on assets from $500 million to $1 billion and 0.80% on assets in excess of $1 billion.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investors Class, 1.64%; Class A, 1.27%; Class B, 2.39%; Class C, 2.39%; and Class I, 0.93%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at: Class A, 1.54%; Class B, 2.29%; Class C, 2.29%; and Class I, 0.93%.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $695,317 and waived its fees in the amount of $126,039.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                           OCTOBER 31,

      2009            2010             2011             2012             TOTAL
   $126,077          $33,169         $109,857         $126,039         $395,142
----------------------------------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's


24    MainStay All Cap Growth Fund
administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at an annual rate of 0.25% of an average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,069 and $864, respectively, for the six-month period ended April 30, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $5,607 and $83, respectively, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $104,914.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                        $        872     0.0%++
---------------------------------------------------
Class B                                 834     0.0++
---------------------------------------------------
Class C                                 835     0.0++
---------------------------------------------------
Class I                         114,787,404    75.9
---------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $8,283.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $3,732,071 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016               $3,732
------------------------------------



The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distributions paid from:
  Long-Term Capital Gains            $26,078,704
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.


                                                   mainstayinvestments.com    25

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of securities, other than short-term securities, were $48,731 and $45,222, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       29,393   $    407,653
Shares redeemed                  (47,383)      (657,837)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                     (17,990)      (250,184)
Shares converted into
  Investor Class (See Note
  1)                              32,692        446,144
                              -------------------------
Net increase                      14,702   $    195,960
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                      113,501   $  2,620,593
Shares redeemed                  (65,713)    (1,424,817)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                      47,788      1,195,776
Shares converted into
  Investor Class (See Note
  1)                             326,895      7,270,907
Shares converted from
  Investor Class (See Note
  1)                             (20,053)      (414,090)
                              -------------------------
Net increase                     354,630   $  8,052,593
                              =========================

(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       93,037   $  1,292,342
Shares redeemed                 (144,108)    (1,991,430)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                     (51,071)      (699,088)
Shares converted into Class
  A (See Note 1)                   1,537         20,823
Shares converted from Class
  A (See Note 1)                 (25,405)      (355,931)
                              -------------------------
Net decrease                     (74,939)  $ (1,034,196)
                              =========================
Year ended October 31, 2008:
Shares sold                      347,558   $  8,219,247
Shares issued to
  shareholders in
  reinvestment distributions      96,913      2,497,478
Shares redeemed                 (478,056)   (10,828,262)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                     (33,585)      (111,537)
Shares converted into Class
  A (See Note 1)                  37,268        819,698
Shares converted from Class
  A (See Note 1)                (315,844)    (7,017,224)
                              -------------------------
Net decrease                    (312,161)  $ (6,309,063)
                              =========================

 CLASS B                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       35,394   $    478,937
Shares redeemed                  (60,145)      (793,845)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                     (24,751)      (314,908)
Shares converted from Class
  B (See Note 1)                  (9,143)      (111,036)
                              -------------------------
Net decrease                     (33,894)  $   (425,944)
                              =========================
Year ended October 31, 2008:
Shares sold                      113,445   $  2,595,323
Shares issued to
  shareholders in
  reinvestment distributions      37,250        929,758
Shares redeemed                 (128,405)    (2,765,833)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                      22,290        759,248
Shares converted from Class
  B (See Note 1)                 (29,282)      (659,291)
                              -------------------------
Net increase (decrease)           (6,992)  $     99,957
                              =========================



26    MainStay All Cap Growth Fund

 CLASS C                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       14,543   $    193,728
Shares redeemed                  (66,887)      (874,884)
                              -------------------------
Net decrease                     (52,344)  $   (681,156)
                              =========================
Year ended October 31, 2008:
Shares sold                       72,783   $  1,581,956
Shares issued to
  shareholders in
  reinvestment of
  distributions                   22,404        559,649
Shares redeemed                  (88,533)    (1,755,185)
                              -------------------------
Net increase                       6,654   $    386,420
                              =========================

 CLASS I                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      475,983   $  7,038,410
Shares redeemed                 (750,144)   (10,971,286)
                              -------------------------
Net decrease                    (274,161)  $ (3,932,876)
                              =========================
Year ended October 31, 2008:
Shares sold                    1,133,975   $ 27,679,702
Shares issued to
  shareholders in
  reinvestment of
  distributions                  804,793     21,874,261
Shares redeemed               (2,144,161)   (49,487,187)
                              -------------------------
Net increase (decrease)         (205,393)  $     66,776
                              =========================





NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    27

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



28    MainStay All Cap Growth Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO15931         (RECYCLE LOGO)            MS140-09           MSAG10-06/09
                                                                          A1

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CASH RESERVES FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CASH RESERVES FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       15
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        25
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       25

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. NOTWITHSTANDING THE PRECEDING STATEMENT, SHAREHOLDERS OF THE FUND TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR UP TO THE NUMBER OF SHARES THAT THEY HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS, AS DISCUSSED IN NOTE 7.


CLASS I SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL      SIX      ONE     FIVE     TEN
TOTAL RETURNS     MONTHS    YEAR    YEARS    YEARS
--------------------------------------------------
                   0.32%    1.23%    3.03%    3.09%

7-DAY CURRENT YIELD: 0.30%




(PERFORMANCE GRAPH)

                                               AVERAGE LIPPER      AVERAGE LIPPER
                           MAINSTAY CASH    INSTITUTIONAL MONEY     MONEY MARKET
                           RESERVES FUND        MARKET FUND             FUND
                           -------------    -------------------    --------------
4/30/99                        10000               10000                10000
                               10522               10526                10480
                               11159               11167                11069
                               11463               11466                11317
                               11604               11614                11416
                               11679               11699                11462
                               11842               11875                11588
                               12250               12299                11949
                               12849               12914                12493
                               13391               13489                12994
4/30/09                        13556               13709                13157






SWEEP SHARES CLASS SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL      SIX      ONE     FIVE     TEN
TOTAL RETURNS     MONTHS    YEAR    YEARS    YEARS
--------------------------------------------------
                   0.14%    0.80%    2.53%    2.58%

7-DAY CURRENT YIELD: 0.05%




(PERFORMANCE GRAPH)

                                               AVERAGE LIPPER      AVERAGE LIPPER
                           MAINSTAY CASH    INSTITUTIONAL MONEY     MONEY MARKET
                           RESERVES FUND        MARKET FUND             FUND
                           -------------    -------------------    --------------
4/30/99                        10000               10000                10000
                               10469               10526                10480
                               11049               11167                11069
                               11293               11466                11317
                               11374               11614                11416
                               11391               11699                11462
                               11493               11875                11588
                               11831               12299                11949
                               12348               12914                12493
                               12805               13489                12994
4/30/09                        12907               13709                13157





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $10,000. Class I shares are sold with no initial sales charge or contingent deferred sales charge ("CDSC"), have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Sweep Shares Class shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.25% and are available only through financial institutions participating in a sweep account arrangement. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. As of April 30, 2009, MainStay Cash Reserves Fund had an effective 7-day yield of 0.30% and a 7-day current yield of 0.30% for Class I shares and an effective 7-day yield of 0.05% and a 7-day current yield of 0.05% for Sweep Shares Class shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the 7-day current yield would have been 0.16% and 0.16% for Class I shares and -0.34% and -0.34% for Sweep Shares Class shares. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The current yield reflects the Fund's earnings better than does the Fund's total return.
THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

 BENCHMARK PERFORMANCE                                 SIX      ONE     FIVE     TEN
                                                     MONTHS    YEAR    YEARS    YEARS
Average Lipper money market fund(3)                   0.30%    1.21%    2.73%    2.78%
Average Lipper institutional money market fund(4)     0.45     1.59     3.20     3.20



3. The average Lipper money market fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited.
4. The average Lipper institutional money market fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges, expenses or taxes. Lipper averages are not class specific. Lipper returns are unaudited.

THE FOOTNOTES ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Cash Reserves Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CASH RESERVES FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
CLASS I SHARES                 $1,000.00       $1,003.20        $2.68          $1,022.10         $2.71
--------------------------------------------------------------------------------------------------------

SWEEP SHARES CLASS             $1,000.00       $1,001.40        $4.47          $1,020.30         $4.51
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.54% for Class I Shares and 0.90% for Sweep Shares Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2009

(COMPOSITION PIE CHART)

Commercial Paper                                45.2
U.S. Government & Federal Agencies              23.2
Corporate Bonds                                 15.0
Repurchase Agreements                           11.9
Asset-Backed Securities                          2.7
Yankee Bonds                                     1.1
Cash and Other Assets, Less Liabilities          0.9





See Portfolio of Investments on page 11 for specific holdings within these categories.



8    MainStay Cash Reserves Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS DAVID E. CLEMENT, CFA, AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS, THE FUND'S MANAGER.

HOW DID MAINSTAY CASH RESERVES FUND PERFORM RELATIVE TO ITS PEERS DURING THE SIX MONTHS ENDED APRIL 30, 2009?

For the seven-day period ended April 30, 2009, MainStay Cash Reserves Fund Class I shares provided a 7-day current yield of 0.30% and a 7-day effective yield of 0.30%, while Sweep Shares provided a 7-day current yield of 0.05% and a 7-day effective yield of 0.05%. For the six months ended April 30, 2009, MainStay Cash Reserves Fund Class I shares returned 0.32% and Sweep Shares returned 0.14%. Both share classes underperformed the 0.45% return of the average Lipper(1) institutional money market fund for the six months ended April 30, 2009. Class I shares outperformed and Sweep Shares underperformed the 0.30% return of the average Lipper money market fund for the six months ended April 30, 2009.

WHAT FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

From November 2008 through early January 2009, we maintained a shorter duration than we normally would when interest rates are expected to fall. This decision was largely responsible for the Fund's underperformance as compared to its Lipper peers. Throughout the reporting period, the Fund benefited from active participation in the market for fixed- and floating-rate securities with government backing.

WHAT ECONOMIC AND MARKET FORCES AFFECTED THE FUND DURING THE REPORTING PERIOD?

The Federal Open Market Committee (FOMC) continued to lower the federal funds target rate during the reporting period. On December 16, 2008, the FOMC reduced the target rate from 1.00% to a target range of 0% to 0.25%. This was the first time that the FOMC used a target range instead of a target rate. The primary risks that the Fund faced during the reporting period were a weak economy and low short-term interest rates.

HOW DID YOU MANAGE THE FUND'S DURATION DURING THE REPORTING PERIOD?

As noted above, from November 2008 into early January 2009, the Fund maintained a duration(2) that was shorter than we would usually maintain when interest rates are expected to fall. During this initial portion of the reporting period, the Fund's duration was 45 to 55 days, compared to a typical range of 60 to 70 days when interest rates are expected to fall. The decision was made in response to reduced market liquidity.

While this duration strategy provided ample cash to handle redemptions without disruptions to shareholders, it did reduce the Fund's yield. Once liquidity began to return to the short-term markets, we began to slowly increase the Fund's duration to 55 days (which we considered neutral) to lock in higher yields. In mid- January we began to extend the Fund's duration more aggressively to 60+ days. This, in our view, was when sufficient liquidity had returned to the market.

WHICH POSITIONS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

During the reporting period, the Fund benefited from its exposure to government-backed securities. In the floating-rate security sector, we invested in bonds backed by the Federal Deposit Insurance Corporation (FDIC), including securities issued by Bank of America, General Electric Capital and SunTrust Bank (all due December 2010).

In the fixed-rate sector, the Fund was able to extend its duration by investing in the short-term agency coupon sector. Holdings in this area included securities issued by the Federal Farm Credit Bank (due May 2010) and the Federal Home Loan Bank (due April 2010).


----------
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. NOTWITHSTANDING THE PRECEDING STATEMENT, FUND SHAREHOLDERS TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS THAT THEY HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS AS DISCUSSED IN NOTE 7.

The Fund can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, less of the debt may be prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

1. See footnote on page 6 for more information on Lipper Inc.
2. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

                                                    mainstayinvestments.com    9

WHAT WAS THE FUND'S DOLLAR-WEIGHTED AVERAGE MATURITY AT THE END OF THE REPORTING PERIOD?

At the end of the reporting period, the average maturity of the Fund's investments was approximately 67 days.




----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Cash Reserves Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED



                                       PRINCIPAL       AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS 99.1%+
----------------------------------------------------------------

ASSET-BACKED SECURITIES 2.7%
Bank of America Auto Trust
  Series 2008-1A, Class A1
  2.954%, due 9/20/09 (a)            $   664,953   $     664,953
CNH Equipment Trust
  Series 2009-A, Class A1
  1.736%, due 4/15/10                  1,436,180       1,436,180
Ford Credit Auto Owner Trust
  Series 2009-A, Class A1
  1.861%, due 4/15/10 (a)              3,885,824       3,885,824
Huntington Auto Trust
  Series 2009-1A, Class A1
  1.989%, due 4/15/10 (a)              2,737,110       2,737,110
Nissan Auto Receivables Owner
  Trust
  Series 2009-A, Class A1
  1.764%, due 4/15/10                  2,598,612       2,598,612
  Series 2008-C, Class A1
  3.037%, due 12/15/09                 3,102,129       3,102,129
Volkswagen Auto Loan Enhanced
  Trust
  Series 2008-2, Class A1
  2.358%, due 1/20/10                  7,136,737       7,136,737
World Omni Auto Receivables
  Trust
  Series 2008-B, Class A1
  2.998%, due 8/17/09                    327,102         327,102
                                                   -------------
                                                      21,888,647
                                                   -------------

COMMERCIAL PAPER 45.2%
Abbott Laboratories
  0.23%, due 5/22/09 (a)(b)           12,200,000      12,198,933
Air Products & Chemicals,
  Inc.
  0.01%, due 6/12/09 (a)(b)            4,375,000       4,373,979
  0.23%, due 5/6/09 (a)(b)             7,000,000       6,999,883
  0.29%, due 6/8/09 (a)(b)             2,050,000       2,049,481
American Water Capital Corp.
  1.00%, due 5/15/09 (a)(b)            5,000,000       4,997,764
Basin Electric Power
  Cooperative
  1.00%, due 6/3/09 (a)(b)             6,000,000       5,998,625
BP Capital Markets PLC
  1.00%, due 7/20/09 (a)(b)            5,000,000       4,995,000
Brown-Forman Corp.
  0.33%, due 5/11/09 (a)(b)            3,210,000       3,209,617
  0.33%, due 5/18/09 (a)(b)           10,000,000       9,997,639
Campbell Soup Co.
  0.23%, due 5/18/09 (a)(b)           10,000,000       9,998,820
  1.00%, due 5/29/09 (a)(b)           10,250,000      10,247,529
Canada Government
  1.00%, due 6/4/09 (b)               10,000,000       9,988,194
Cargill, Inc.
  0.33%, due 5/11/09 (a)(b)            3,700,000       3,699,866
Citigroup Funding, Inc.
  1.00%, due 5/7/09 (b)(c)            10,000,000       9,998,583
Clorox Co. (The)
  0.53%, due 5/21/09 (a)(b)            1,000,000         999,667
Coca-Cola Co. (The)
  0.01%, due 5/26/09 (a)(b)            8,750,000       8,748,785
  1.00%, due 6/1/09 (b)                4,000,000       3,998,209
  1.00%, due 7/27/09 (a)(b)            4,000,000       3,997,873
Colgate Palmolive Co.
  0.20%, due 5/27/09 (a)(b)            4,800,000       4,799,584
  0.206%, due 6/2/09 (a)(b)            2,550,000       2,549,728
ConocoPhillips
  0.23%, due 5/22/09 (a)(b)            7,000,000       6,999,183
Deere & Co.
  0.435%, due 5/11/09 (b)             10,000,000       9,998,611
Devon Energy Corp.
  0.33%, due 5/12/09 (a)(b)            5,000,000       4,999,007
Duke Energy Corp.
  0.01%, due 5/11/09 (b)               5,000,000       4,999,236
Emerson Electric Co.
  0.23%, due 5/11/09 (a)(b)            1,890,000       1,889,885
  0.265%, due 6/18/09 (a)(b)           5,000,000       4,998,133
  1.00%, due 5/4/09 (a)(b)             5,000,000       4,999,858
EOG Resources, Inc.
  0.01%, due 5/20/09 (a)(b)            3,000,000       2,998,575
Florida Power & Light Co.
  0.215%, due 5/8/09 (b)               7,700,000       7,699,820
General Dynamics Corp.
  0.21%, due 5/5/09 (a)(b)            10,000,000       9,999,689
General Electric Capital
  Corp.
  0.753%, due 7/9/09 (b)(c)           10,652,000      10,652,000
Hewlett-Packard Co.
  0.34%, due 6/4/09 (a)(b)             5,000,000       4,997,875
Honeywell International, Inc.
  0.33%, due 5/28/09 (a)(b)            2,445,000       2,444,633
  1.00%, due 11/2/09 (a)(b)            3,750,000       3,736,510
Illinois Tool Works, Inc.
  1.00%, due 5/1/09 (b)                5,000,000       5,000,000
  1.00%, due 5/7/09 (b)                4,000,000       3,999,767
Kellogg Co.
  0.605%, due 6/3/09 (a)(b)            5,000,000       4,997,479
Microsoft Corp.
  0.01%, due 5/6/09 (a)(b)             1,830,000       1,829,962
NSTAR
  0.334%, due 5/12/09 (a)(b)           8,000,000       7,999,633
Paccar Financial Corp.
  0.205%, due 5/12/09 (b)             15,950,000      15,949,269
Parker Hannifin Corp.
  0.01%, due 5/7/09 (a)(b)             5,000,000       4,999,792
  0.01%, due 6/18/09 (a)(b)            4,400,000       4,398,240


+  Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL       AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
PepsiAmericas, Inc.
  1.00%, due 5/11/09 (a)(b)          $ 8,250,000   $   8,249,427
Pfizer, Inc.
  1.00%, due 5/6/09 (a)(b)            10,000,000       9,999,722
Praxair, Inc.
  0.21%, due 5/1/09 (b)               10,000,000      10,000,000
  1.00%, due 5/1/09 (b)               10,000,000      10,000,000
Private Export Funding Corp.
  0.21%, due 5/5/09 (a)(b)            10,000,000       9,999,556
  1.00%, due 6/2/09 (a)(b)            10,000,000       9,996,000
Procter & Gamble Co.
  1.00%, due 6/2/09 (a)(b)            10,000,000       9,996,000
  1.00%, due 6/29/09 (a)(b)            5,000,000       4,996,722
Siemens Capital Co. LLC
  1.00%, due 5/21/09 (a)(b)           10,000,000       9,999,167
Southern Co. Funding Corp.
  1.00%, due 6/1/09 (a)(b)             7,000,000       6,999,096
Transocean, Ltd.
  0.01%, due 5/18/09 (a)(b)            5,000,000       4,998,111
Tyco International Finance
  S.A.
  0.557%, due 5/27/09 (a)(b)           5,000,000       4,997,652
United Parcel Service, Inc.
  0.36%, due 6/1/09 (a)(b)             5,000,000       4,998,708
United Technologies Corp.
  0.608%, due 6/23/09 (a)(b)           5,000,000       4,998,896
                                                   -------------
                                                     364,663,973
                                                   -------------

CORPORATE BONDS 15.0%
Bank of America Corp.
  1.352%, due 9/25/09 (d)              4,000,000       3,976,029
  1.761%, due 12/2/10 (c)(d)             900,000         908,531
Bank of America N.A.
  0.47%, due 6/12/09 (d)               5,000,000       4,992,738
  1.104%, due 7/29/10 (c)(d)           5,000,000       5,000,000
  1.331%, due 6/12/09 (d)              7,940,000       7,937,002
  1.361%, due 9/13/10 (c)(d)           1,875,000       1,875,000
BellSouth Corp.
  4.20%, due 9/15/09                   5,259,000       5,304,459
Caterpillar Financial
  Services Corp.
  1.278%, due 8/11/09 (d)              4,960,000       4,930,538
Citigroup Funding, Inc.
  1.139%, due 7/30/10 (c)(d)           5,000,000       5,000,000
Citigroup, Inc.
  1.834%, due 12/9/10 (c)(d)           5,000,000       5,051,563
General Electric Capital
  Corp.
  1.207%, due 7/8/10 (c)(d)            5,000,000       5,000,000
  1.411%, due 3/11/11 (c)(d)           1,250,000       1,250,000
  1.914%, due 12/9/10 (c)(d)           1,800,000       1,821,452
Inter-American Development
  Bank (Discount Notes)
  0.08%, due 5/13/09 (b)              10,000,000       9,998,783
  0.08%, due 5/15/09 (b)               5,000,000       4,994,458
  0.10%, due 6/10/09 (b)               5,000,000       4,998,611
  0.10%, due 6/25/09 (b)               5,000,000       4,986,250
John Deere Capital Corp.
  1.412%, due 10/16/09 (d)             2,350,000       2,338,253
JPMorgan Chase & Co.
  0.488%, due 6/26/09 (d)              5,000,000       4,990,604
  1.276%, due 6/26/09 (d)              1,400,000       1,398,475
  1.382%, due 10/2/09 (d)              1,900,000       1,893,540
  1.761%, due 12/2/10 (c)(d)           5,000,000       5,046,525
Keycorp
  1.97%, due 12/15/10 (c)(d)           5,000,000       5,059,248
National City Bank/Cleveland
  OH
  4.15%, due 8/1/09                    1,850,000       1,851,512
PACCAR Financial Corp.
  1.328%, due 9/21/09 (d)              3,250,000       3,238,723
PNC Funding Corp.
  0.48%, due 6/12/09 (d)               5,700,000       5,681,393
Procter & Gamble Co.
  1.314%, due 9/9/09 (d)               5,000,000       5,000,000
Roche Holdings, Inc.
  2.249%, due 2/25/10 (a)(d)           5,000,000       5,000,000
SunTrust Bank/Atlanta GA
  1.97%, due 12/16/10 (c)(d)           1,600,000       1,619,786
                                                   -------------
                                                     121,143,473
                                                   -------------

REPURCHASE AGREEMENTS 11.9%
Bank of America N.A.
  0.14%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $31,882,124 (Collateralized
  by a United States Treasury
  Note, with a rate of 4.875%
  and a maturity date of
  5/31/09, with a Principal
  Amount of $31,750,000 and a
  Market Value of
  $32,519,722)                        31,882,000      31,882,000
Deutsche Bank Securities,
  Inc.
  0.14%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $32,000,124 (Collateralized
  by a United States Treasury
  Bill with a zero coupon
  rate and a maturity date of
  7/2/09, with a Principal
  Amount of $32,643,600 and a
  Market Value of
  $32,640,009)                        32,000,000      32,000,000




12    MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL       AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
REPURCHASE AGREEMENTS (CONTINUED)
SG Americas Securities LLC
  0.14%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $32,000,124 (Collateralized
  by a United States Treasury
  Bond with a rate of 1.875%
  and a maturity date of
  7/15/15, with a Principal
  Amount of $29,312,300 and a
  Market Value of
  $32,640,017)                       $32,000,000   $  32,000,000
                                                   -------------
                                                      95,882,000
                                                   -------------

U.S. GOVERNMENT & FEDERAL AGENCIES 23.2%
Federal Farm Credit Bank
  1.05%, due 3/18/10                   2,500,000       2,499,670
  1.12%, due 3/24/10                   3,100,000       3,100,000
  1.188%, due 9/22/09 (d)             10,000,000      10,000,000
  1.70%, due 11/6/09 (d)              10,000,000      10,000,000
  2.75%, due 5/4/10                    2,000,000       2,039,938
  2.90%, due 10/2/09                   5,000,000       5,049,696
Federal Farm Credit Bank
  (Discount Note)
  0.853%, due 12/1/09 (b)              3,800,000       3,781,025
Federal Home Loan Bank
  0.80%, due 4/23/10                   8,000,000       8,000,000
  0.839%, due 1/13/10 (d)              5,000,000       4,998,195
  1.02%, due 2/26/10                   5,000,000       4,996,528
  1.10%, due 3/16/10                   2,500,000       2,497,553
  1.116%, due 3/26/10 (d)              4,000,000       4,000,265
Federal Home Loan Bank
  (Discount Notes)
  0.557%, due 10/13/09 (b)             3,000,000       2,992,438
  0.71%, due 10/19/09 (b)                602,000         599,998
  0.806%, due 11/18/09 (b)             5,000,000       4,977,946
  1.05%, due 2/26/10                   4,000,000       3,999,398
  1.068%, due 12/1/09 (b)              5,000,000       4,968,792
  2.89%, due 7/23/09 (b)               5,000,000       4,966,685
Federal Home Loan Mortgage
  Corporation
  1.05%, due 2/4/10                    5,000,000       5,000,000
  1.10%, due 2/26/10                   5,000,000       5,000,000
  1.25%, due 3/12/10                   2,500,000       2,500,000
  1.30%, due 4/1/10                    4,000,000       4,000,000
  1.375%, due 3/16/10                  2,500,000       2,500,000
  1.40%, due 12/17/09                  5,000,000       5,000,000
  4.00%, due 12/15/09                  2,500,000       2,541,565
Federal Home Loan Mortgage
  Corporation (Discount
  Notes)
  0.145%, due 5/5/09 (b)               4,200,000       4,199,916
  0.50%, due 8/11/09 (b)               5,000,000       4,992,917
  1.17%, due 12/7/09 (b)               5,000,000       4,964,861
  1.429%, due 5/11/09 (b)              2,979,000       2,977,709
  1.789%, due 7/6/09 (b)               1,500,000       1,495,050
  2.409%, due 8/17/09 (b)              3,400,000       3,375,520
Federal National Mortgage
  Association
  0.636%, due 9/25/09 (b)              5,000,000       4,987,240
  0.71%, due 10/13/09 (b)              5,000,000       4,983,958
  1.192%, due 10/27/09 (d)            10,000,000      10,000,000
  3.25%, due 2/10/10                   4,000,000       4,068,608
  4.625%, due 12/15/09                 2,500,000       2,551,236
Federal National Mortgage
  Association (Discount
  Notes)
  0.557%, due 10/1/09 (b)              5,000,000       4,988,313
  1.022%, due 11/2/09 (b)              5,015,000       4,989,228
Resolution Funding Corp.
  Interest Strip
  0.60%, due 7/15/09                   2,850,000       2,843,786
  0.67%, due 10/15/09                  1,000,000         995,156
  0.79%, due 1/15/10                   2,500,000       2,477,757
United States Treasury Bills
  0.115%, due 5/14/09 (b)              3,000,000       2,999,870
  0.405%, due 12/17/09 (b)               938,000         935,603
  0.41%, due 1/14/10 (b)               1,000,000         997,055
  0.489%, due 5/15/09 (b)                355,000         354,929
  0.681%, due 11/19/09 (b)             1,000,000         996,224
  0.73%, due 7/2/09 (b)                1,255,000       1,253,420
  1.00%, due 6/24/09 (b)                 994,000         991,961
  1.703%, due 6/4/09 (b)               1,027,000       1,025,945
United States Treasury Notes
  3.25%, due 12/31/09                    785,000         799,703
  3.50%, due 8/15/09                   1,304,000       1,312,827
  3.875%, due 5/15/09                  1,000,000       1,000,746
                                                   -------------
                                                     187,569,230
                                                   -------------

YANKEE BONDS 1.1%
BP Capital Markets PLC
  4.875%, due 3/15/10                  2,333,000       2,400,674
Procter & Gamble
  International Funding SCA
  1.176%, due 7/6/09 (a)(d)            6,200,000       6,199,290
                                                   -------------
                                                       8,599,964
                                                   -------------
Total Short-Term Investments
  (Amortized Cost
  $799,747,287) (e)                         99.1%    799,747,287
Cash and Other Assets,
  Less Liabilities                           0.9       7,631,845
                                           -----    ------------
Net Assets                                 100.0%  $ 807,379,132
                                           =====    ============




(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Interest rate presented is yield to
     maturity.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

(c)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation ("FDIC")
     Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(d) Floating rate. Rate shown is the rate in effect at April 30, 2009.
(e)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices               $         --
Level 2--Other Significant
  Observable Inputs                   799,747,287
Level 3--Significant Unobservable
  Inputs                                       --
                                     ------------
Total                                $799,747,287
                                     ============




The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).


The table below sets forth the diversification of the MainStay Cash Reserves Fund investments by industry.

INDUSTRY DIVERSIFICATION


                                   AMORTIZED
                                        COST    PERCENT(+)
Aerospace/Defense               $  9,999,689           1.2%
Aerospace/Defense--Equipment       4,998,896           0.6
Agricultural Operations            3,699,866           0.5
Applications Software              1,829,962           0.2
Automobile Sequential              2,737,110           0.3
Beverages--Non-Alcoholic          24,994,294           3.1
Beverages--Wine/Spirits           13,207,256           1.6
Commercial Banks--Central U.S.     3,471,298           0.4
Computers                          4,997,875           0.6
Consumer
  Products--Miscellaneous            999,667           0.1
Cosmetics and Toiletries          33,541,324           4.2
Diversified Banking
  Institutions                    23,265,267           2.9
Diversified Financial Services    37,874,989           4.7
Diversified Manufacturing
  Operations                      34,578,109           4.3
Electric--Generation              13,998,258           1.7
Electric--Integrated              19,698,152           2.5
Electric
  Products--Miscellaneous         11,887,876           1.5
Finance--Auto Loans               19,187,992           2.4
Finance--Commercial                4,930,538           0.6
Finance--Consumer Loans            2,338,253           0.3
Finance--Investment
  Banker/Broker                   14,998,583           1.9
Finance--Other Services           22,396,230           2.8
Food--Miscellaneous/Diversi-
  fied                            25,243,828           3.1
Industrial Gases                  33,423,343           4.2
Machinery--Farm                    9,998,611           1.2
Medical--Drugs                    22,198,655           2.8
Medical Labs and Testing
  Services                         5,000,000           0.6
Oil and Gas Drilling               4,998,111           0.6
Oil Companies--Exploration and
  Production                       7,997,582           1.0
Oil Companies--Integrated         11,994,183           1.5
Repurchase Agreement              95,882,000          11.9
Sovereignty                        9,988,194           1.2
Super-Regional Banks--U.S.        30,545,381           3.8
Supranational Bank                24,978,102           3.1
Telephone--Integrated              5,304,459           0.7
Transportation--Air Freight        4,997,652           0.6
Transportation--Services           4,998,708           0.6
U.S. Government & Federal
  Agencies                       187,569,230          23.2
Water                              4,997,764           0.6
                                ------------         -----
                                 799,747,287          99.1
Cash and Other Assets,
  Less Liabilities                 7,631,845           0.9
                                ------------         -----
Net Assets                      $807,379,132         100.0%
                                ============         =====





+    Percentages indicated are based on Fund
     net assets.





14    MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (amortized cost $703,865,287)       $703,865,287
Repurchase agreements, at value
  (identified cost $95,882,000)         95,882,000
Receivables:
  Fund shares sold                       7,527,649
  Interest                                 498,796
Prepaid insurance guarantee (See
  Note 7)                                  113,506
Other assets                                81,360
                                     -------------
     Total assets                      807,968,598
                                     -------------
LIABILITIES:
Due to custodian                             1,625
Payables:
  NYLIFE Distributors (See Note 3)         180,049
  Transfer agent (See Note 3)              120,440
  Manager (See Note 3)                     117,151
  Fund shares redeemed                      50,864
  Professional fees                         50,119
  Shareholder communication                 32,372
  Custodian                                 17,740
  Directors                                  2,579
Accrued expenses                            16,375
Dividend payable                               152
                                     -------------
     Total liabilities                     589,466
                                     -------------
Net assets                           $ 807,379,132
                                     =============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 5.35 billion shares
  authorized                          $    807,365
Additional paid-in capital             806,558,882
                                     -------------
                                       807,366,247
Accumulated undistributed net
  investment income                          1,117
Accumulated net realized gain on
  investments                               11,768
                                     -------------
Net assets                            $807,379,132
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                  $376,135,216
                                     =============
Shares of capital stock outstanding    376,141,411
                                     =============
Net asset value and offering price
  per share outstanding               $       1.00
                                     =============
SWEEP SHARES CLASS
Net assets applicable to
  outstanding shares                  $431,243,916
                                     =============
Shares of capital stock outstanding    431,224,077
                                     =============
Net asset value and offering price
  per share outstanding               $       1.00
                                     =============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $4,781,806
                                      ----------
EXPENSES:
  Manager (See Note 3)                 1,738,180
  Distribution--Sweep Shares Class
     (See Note 3)                        537,722
  Service--Sweep Shares Class (See
     Note 3)                             537,722
  Transfer agent--Classes I and
     Sweep Shares Class (See Note 3)     277,632
  Insurance guarantee (See Note 7)       162,603
  Shareholder communication              124,803
  Professional fees                       96,121
  Registration                            45,931
  Directors                               19,065
  Custodian                               17,220
  Miscellaneous                           24,957
                                      ----------
     Total expenses before waiver      3,581,956
  Expense waiver from Manager (See
     Note 3)                            (618,928)
                                      ----------
     Net expenses                      2,963,028
                                      ----------
Net investment income                  1,818,778
                                      ----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments          11,768
                                      ----------
Net increase in net assets resulting
  from
  operations                          $1,830,546
                                      ==========






16    MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009              2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $   1,818,778   $    18,097,879
 Net realized gain on
  investments                        11,768             7,643
                              -------------------------------
 Net increase in net assets
  resulting from operations       1,830,546        18,105,522
                              -------------------------------

Dividends to shareholders:
 From net investment income:
    Class I                      (1,212,668)       (9,178,170)
    Sweep Shares Class             (606,110)       (8,920,160)
                              -------------------------------
 Total dividends to
  shareholders                   (1,818,778)      (18,098,330)
                              -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        515,909,319     1,217,745,247
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       1,813,293        18,000,246
 Cost of shares redeemed       (493,830,495)   (1,176,377,290)
                              -------------------------------
    Increase in net assets
     derived from capital
     share transactions          23,892,117        59,368,203
                              -------------------------------
    Net increase in net
     assets                      23,903,885        59,375,395

NET ASSETS:
Beginning of period             783,475,247       724,099,852
                              -------------------------------
End of period                 $ 807,379,132   $   783,475,247
                              ===============================
Accumulated undistributed
 net investment income at
 end of period                $       1,117   $         1,117
                              ===============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                            CLASS I
                            ----------------------------------------------------------------------
                            SIX MONTHS
                               ENDED
                             APRIL 30,                     YEAR ENDED OCTOBER 31,

                            ----------------------------------------------------------------------
                               2009*        2008        2007        2006        2005        2004
Net asset value at
  beginning of period        $   1.00     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                             --------     --------    --------    --------    --------    --------
Net investment income            0.00 ++      0.03        0.05        0.04        0.02        0.01
Net realized and
  unrealized gain (loss)
  on investments                 0.00 ++      0.00 ++    (0.00)++       --       (0.00)++     0.00 ++
                             --------     --------    --------    --------    --------    --------
Total from investment
  operations                     0.00 ++      0.03        0.05        0.04        0.02        0.01
                             --------     --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                     (0.00)++     (0.03)      (0.05)      (0.04)      (0.02)      (0.01)
  From net realized gain
     on investments                --           --          --          --          --       (0.00)++
                             --------     --------    --------    --------    --------    --------
Total dividends and
  distributions                 (0.00)++     (0.03)      (0.05)      (0.04)      (0.02)      (0.01)
                             --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                     $   1.00     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                             ========     ========    ========    ========    ========    ========
Total investment return          0.32%(a)     2.66%       4.93%       4.39%       2.42%       0.77%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          0.64%++      2.66%       4.82%       4.32%       2.40%       0.77%
  Net expenses                   0.54%++      0.50%       0.50%       0.50%       0.50%       0.50%
  Expenses (before waiver)       0.62%++      0.57%       0.57%       0.54%       0.59%       0.60%
Net assets at end of
  period (in 000's)          $376,135     $347,264    $350,717    $253,013    $232,187    $246,542




*    Unaudited.
++   Annualized.
++   Less than one cent per share.
(a)  Total return is not annualized.





18    MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                SWEEP SHARES CLASS
      ----------------------------------------------------------------------
      SIX MONTHS
         ENDED
       APRIL 30,                     YEAR ENDED OCTOBER 31,

      ----------------------------------------------------------------------
         2009*        2008        2007        2006        2005        2004
       $   1.00     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
       --------     --------    --------    --------    --------    --------
           0.00 ++      0.02        0.04        0.04        0.02        0.00 ++
           0.00 ++      0.00 ++    (0.00)++       --       (0.00)++     0.00 ++
       --------     --------    --------    --------    --------    --------
           0.00 ++      0.02        0.04        0.04        0.02        0.00 ++
       --------     --------    --------    --------    --------    --------

          (0.00)++     (0.02)      (0.04)      (0.04)      (0.02)      (0.00)++
             --           --          --          --          --       (0.00)++
       --------     --------    --------    --------    --------    --------
          (0.00)++     (0.02)      (0.04)      (0.04)      (0.02)      (0.00)++
       --------     --------    --------    --------    --------    --------
       $   1.00     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
       ========     ========    ========    ========    ========    ========
           0.14%(a)     2.15%       4.41%       3.88%       1.91%       0.27%

           0.28%++      2.10%       4.32%       3.82%       1.90%       0.27%
           0.90%++      1.00%       1.00%       1.00%       1.00%       1.00%
           1.12%++      1.07%       1.07%       1.04%       1.09%       1.10%
       $431,244     $436,211    $373,383    $311,020    $271,039    $260,814




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Cash Reserves Fund (the "Fund"), a diversified fund.

The Fund currently offers two classes of shares. Class I shares commenced operations on January 2, 1991. Sweep Shares Class commenced operations on December 8, 1998. The Fund's No-Load Class shares were redesignated as Class I shares on January 1, 2004. Class I shares and the Sweep Shares Class are offered at net asset value ("NAV") without imposition of a front-end sales charge or a contingent deferred sales charge. Each class of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions, except that the classes are subject to different distribution fee rates. The Sweep Shares Class bears distribution and service fee payments under a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act. In addition, the Sweep Shares Class shareholders bears service fee payments under a shareholder service plan. Class I shares of the Fund are not subject to a distribution or service fee.

The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Notwithstanding the foregoing, the Fund is participating in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program, the details of which are disclosed in Note 7.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.



20    MainStay Cash Reserves Fund

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and the Fund pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Directors. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with

                                                   mainstayinvestments.com    21
third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by New York Life Investments directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.45% on assets up to $500 million, 0.40% on assets from $500 million to $1 billion and 0.35% on assets in excess of $1 billion. Prior to May 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of the Fund's average daily net assets as follows:
0.45% on assets up to $500 million, and 0.40% on assets in excess of $500 million.

Effective April 1, 2008, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following percentages of average daily net assets: Class I, 0.50%; and Sweep Share Class, 1.00%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund described in the Fund's prospectus. It may be revised or terminated by the Manager at any time without notice.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $1,738,180 and waived its fees in the amount of $618,928 of which $325,384 is subject to recoupment.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                          OCTOBER 31,
   2009              2010             2011             2012           TOTAL
 $193,963          $440,812         $566,602         $325,384      $1,526,761
-----------------------------------------------------------------------------------



State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. NYLIFE Distributors LLC (the "Distributor") serves as the Fund's distributor and principal underwriter. The Company, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Company, with respect to the Sweep Shares Class shares of the Fund, has adopted a distribution and service plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. The Plan provides that distribution and service fees payable there under are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's Sweep Shares Class and service activities. Class I shares of the Fund are not subject to a distribution or service fee.

Pursuant to the Plan, the Distributor, NYLIFE Securities Inc., an indirect, wholly-owned subsidiary of New York Life, or any other broker-dealer or other financial institution, are


22    MainStay Cash Reserves Fund
entitled to receive a monthly distribution fee, which is an expense of the Plan of the Fund, for distribution or service activities as designated by the Distributor, at an annual rate of 0.25% of the average daily net assets of the Fund's Sweep Shares Class for account sweep and other distribution-related and shareholder services.

In accordance with a separate Shareholder Services Plan, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Sweep Shares Class. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares Class of the Fund.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $277,632.

(D) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(E) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class I                         $6,698,622    1.8%
-------------------------------------------------



(F) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $39,867.

NOTE 4--FEDERAL INCOME TAX:

The Fund utilized $6,075 of the capital loss carryforwards during the year ended October 31, 2008.

The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distributions paid from:
  Ordinary Income                    $18,098,330
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--CAPITAL SHARE TRANSACTIONS:


 CLASS I (AT $1 PER SHARE)                 SHARES
Six-month period ended April 30,
  2009:
Shares sold                           433,400,325
Shares issued to shareholders in
  reinvestment of dividends             1,207,183
Shares redeemed                      (405,742,850)
                                     ------------
Net increase                           28,864,658
                                     ============
Year ended October 31, 2008:
Shares sold                           976,805,057
Shares issued to shareholders in
  reinvestment of dividends             9,080,086
Shares redeemed                      (989,339,956)
                                     ------------
Net decrease                           (3,454,813)
                                     ============


 SWEEP SHARES CLASS (AT $1 PER
SHARE)                                     SHARES
Six-month period ended April 30,
  2009:
Shares sold                            82,508,994
Shares issued to shareholders in
  reinvestment of dividends               606,110
Shares redeemed                       (88,087,645)
                                     ------------
Net decrease                           (4,972,541)
                                     ============
Year ended October 31, 2008:
Shares sold                           240,940,190
Shares issued to shareholders in
  reinvestment of dividends             8,920,160
Shares redeemed                      (187,037,333)
                                     ------------
Net increase                           62,823,017
                                     ============



NOTE 7--MONEY MARKET GUARANTEE PROGRAM:

At a meeting held on October 3, 2008, the Fund's Board of Directors approved the Fund's participation in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program seeks to guarantee the NAV of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares

                                                   mainstayinvestments.com    23
held by an investor in the Fund as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Fund liquidates and the per share value at the time of liquidation is less than $1 per share. Initially, the Program ran through December 18, 2008, although the Treasury Department maintained the right to extend the program for an additional year. The Treasury Department has extended the Program in a series of amendments through September 18, 2009. At meetings held on December 3, 2008 and April 8, 2009, the Fund's Board of Directors approved the Fund's continued participation in the Program through September 19, 2009.

The Program applies only to shareholders of record of the Fund on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program. Any increase in the number of shares a shareholder holds in the Fund after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with the Fund or a broker-dealer, any future investment in the Fund will not be guaranteed. It is possible that eligible shareholders would not receive $1.00 per share in the event that a guarantee payment is triggered under the Program if claims made by the Fund and any other participating money market funds exceed the amount of funds available under the Program.

If during the time the Program is in effect, a shareholder transfers his/her Fund account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm.

Participation in the Program and its extensions have required payments to the Treasury Department based on the number of shares outstanding in the Fund as of September 19, 2008. To date, these payments have equaled 0.04% of the applicable assets of the Fund. This expense is borne by the Fund without regard to any expense limitation currently in effect.

More information about the Program is available at http://www.ustreas.gov.




24    MainStay Cash Reserves Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Funds' website at
mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You can also obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



                                                   mainstayinvestments.com    25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO15879         (RECYCLE LOGO)            MS140-09           MSCR10-06/09
                                                                          B2

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY CONSERVATIVE ALLOCATION FUND

                 MAINSTAY GROWTH ALLOCATION FUND

                 MAINSTAY MODERATE ALLOCATION FUND

                 MAINSTAY MODERATE GROWTH ALLOCATION FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ Stephen P. Fisher


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY CONSERVATIVE ALLOCATION FUND

                 MAINSTAY GROWTH ALLOCATION FUND

                 MAINSTAY MODERATE ALLOCATION FUND

                 MAINSTAY MODERATE GROWTH ALLOCATION FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

MAINSTAY CONSERVATIVE ALLOCATION FUND       5
---------------------------------------------


MAINSTAY GROWTH ALLOCATION FUND            18
---------------------------------------------


MAINSTAY MODERATE ALLOCATION FUND          30
---------------------------------------------


MAINSTAY MODERATE GROWTH ALLOCATION FUND   44
---------------------------------------------


NOTES TO FINANCIAL STATEMENTS              58
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF NEW
SUBADVISORY AGREEMENT                      71
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        73
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       73

MAINSTAY CONSERVATIVE ALLOCATION FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR      (4/4/05)
---------------------------------------------------------
With sales charges         -2.15%    -19.18%      -0.57%
Excluding sales charges     3.54     -14.48        0.82




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                                            LEHMAN BROTHERS
                                        MAINSTAY CONSERVATIVE   S&P 500(R)   MSCI EAFE(R)    AGGREGATE BOND
                                           ALLOCATION FUND         INDEX         INDEX           INDEX
                                        ---------------------   ----------   ------------   ---------------
4/4/2005                                         9450              10000         10000           10000
                                                 9356               9846          9879           10114
                                                10157              11364         13187           10186
                                                11155              13096         15800           10935
                                                11425              12483         15519           11686
4/30/2009                                        9771               8075          8883           12134





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR      (4/4/05)
---------------------------------------------------------
With sales charges         -2.13%    -19.15%      -0.56%
Excluding sales charges     3.56     -14.44        0.83




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                                            LEHMAN BROTHERS
                                        MAINSTAY CONSERVATIVE   S&P 500(R)   MSCI EAFE(R)    AGGREGATE BOND
                                           ALLOCATION FUND         INDEX         INDEX           INDEX
                                        ---------------------   ----------   ------------   ---------------
4/4/05                                          23625              25000         25000           25000
                                                23389              24616         24697           25285
                                                25392              28411         32967           25464
                                                27889              32740         39499           27338
                                                28563              31209         38797           29215
4/30/09                                         24438              20188         22206           30336





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR      (4/4/05)
---------------------------------------------------------
With sales charges         -1.83%    -19.16%      -0.35%
Excluding sales charges     3.17     -15.07        0.08




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                                            LEHMAN BROTHERS
                                        MAINSTAY CONSERVATIVE   S&P 500(R)   MSCI EAFE(R)    AGGREGATE BOND
                                           ALLOCATION FUND         INDEX         INDEX           INDEX
                                        ---------------------   ----------   ------------   ---------------
4/4/05                                          10000              10000         10000           10000
                                                 9890               9846          9879           10114
                                                10667              11364         13187           10186
                                                11626              13096         15800           10935
                                                11816              12483         15519           11686
4/30/09                                          9859               8075          8883           12134




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR      (4/4/05)
---------------------------------------------------------
With sales charges          2.17%    -15.97%      0.08%
Excluding sales charges     3.17     -15.15       0.08




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                                            LEHMAN BROTHERS
                                        MAINSTAY CONSERVATIVE   S&P 500(R)   MSCI EAFE(R)    AGGREGATE BOND
                                           ALLOCATION FUND         INDEX         INDEX           INDEX
                                        ---------------------   ----------   ------------   ---------------
4/4/05                                          10000              10000         10000           10000
                                                 9890               9846          9879           10114
                                                10657              11364         13187           10186
                                                11626              13096         15800           10935
                                                11826              12483         15519           11686
4/30/09                                         10034               8075          8883           12134





CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR      (4/4/05)
---------------------------------------------------------
                            3.67%    -14.22%      1.18%




(PERFORMANCE GRAPH)

                                                                                            LEHMAN BROTHERS
                                        MAINSTAY CONSERVATIVE   S&P 500(R)   MSCI EAFE(R)    AGGREGATE BOND
                                           ALLOCATION FUND         INDEX         INDEX           INDEX
                                        ---------------------   ----------   ------------   ---------------
4/4/05                                          10000              10000         10000           10000
                                                 9900               9846          9879           10114
                                                10800              11364         13187           10186
                                                11910              13096         15800           10935
                                                12231              12483         15519           11686
4/30/09                                         10492               8075          8883           12134







 BENCHMARK PERFORMANCE                                                 SIX       ONE       SINCE
                                                                     MONTHS     YEAR     INCEPTION
S&P 500(R) Index(3)                                                   -8.53%   -35.31%     -5.11%
MSCI EAFE(R) Index(4)                                                 -2.64    -42.76       9.80
Barclays Capital U.S. Aggregate Bond Index(5)                          7.74      3.84       1.70
Average Lipper mixed-asset target allocation conservative fund(6)      1.72    -15.08      -0.18



   the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers(R) U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The average Lipper mixed-asset target allocation conservative fund is representative of funds that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the reminder invested in bonds, cash and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.




6    MainStay Conservative Allocation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,035.40        $2.52          $1,022.30         $2.51
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,035.60        $2.32          $1,022.50         $2.31
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,031.70        $6.30          $1,018.60         $6.26
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,031.70        $6.30          $1,018.60         $6.26
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,036.70        $1.06          $1,023.80         $1.05
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Investor Class, 0.46% for Class A, 1.25% for Class B and Class C and 0.21% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2009

(COMPOSITION PIE CHART)

Total Return                                    51.0
Growth of Capital                               25.8
Current Income                                  19.0
Capital Appreciation                             4.1
Cash and Other Assets, Less Liabilities.         0.1





See Portfolio of Investments on page 12 for specific holdings within these categories.



8    MainStay Conservative Allocation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY CONSERVATIVE ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 3.54% for Investor Class Shares, 3.56% for Class A shares, 3.17% for Class B shares and 3.17% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned 3.67%. All share classes outperformed the 1.72% return of the average Lipper(1) mixed-asset target allocation conservative fund. All share classes also outperformed the -8.53% return of the S&P 500(R) Index(2) for the six months ended April 30, 2009. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds known as Underlying Funds. During the reporting period, the Fund's performance relative to its peers and its benchmark resulted primarily from the performance of the Underlying Funds in which the Fund invested. Underlying Funds that invested in mid-cap stocks, floating-rate debt or high-yield bonds contributed positively to the Fund's performance relative to the S&P 500(R) Index and to the Fund's Lipper peers. (The S&P 500(R) Index contains no fixed-income securities.)

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds are selected based upon the type and country of issuance of the securities in which they invest, the average credit quality of those securities and their duration. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the reporting period, we changed the Fund in three important ways. First, we shifted assets from MainStay Indexed Bond Fund into MainStay Floating Rate Fund, MainStay High Yield Corporate Bond Fund and MainStay 130/30 High Yield Fund, all three of which invest in lower-quality debt instruments. This decision had a positive impact on the Fund's performance, as credit spreads(3) narrowed during the reporting period.

Second, we reduced the Fund's positions in MainStay Common Stock Fund and MainStay Growth Equity Fund and directed the proceeds primarily to their sister Funds, MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund. This decision detracted from the Fund's performance, as both of these MainStay 130/30 Funds struggled during the spring 2009 rally, when lower-quality securities outperformed their higher-quality counterparts.

Third, the Fund moved assets out of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund and redirected part of the proceeds to MainStay MAP Fund in an effort to further diversify the Fund across manager styles. This change did not have a material impact on the Fund's performance during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

MainStay Large Cap Growth Fund and MainStay ICAP International Fund generated the best returns among the Underlying Equity Funds in which the Fund invested. The worst returns came from MainStay Value Fund and MainStay Common Stock Fund.



----------
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the S&P 500(R) Index.
3. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGE 11 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                    mainstayinvestments.com    9

WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay Large Cap Growth Fund was the strongest contributor to the Fund's absolute performance, followed by MainStay MAP Fund and MainStay 130/30 Growth Fund. MainStay Common Stock Fund, MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund were the Underlying Equity Funds that detracted the most from the Fund's performance.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Conditions were generally favorable for fixed-income investing during the reporting period. Interest rates on Treasury bills, notes and bonds fell as the Federal Open Market Committee targeted very low short-term interest rates and the Federal Reserve began to purchase bonds directly in an effort to bring down long-term borrowing costs. Signs that the economy may be nearing a low point brought further relief to the corporate bond markets in early 2009. Spreads narrowed considerably, although they remained wide by historical standards. Bank loans also performed quite well in our view, as liquidity issues within that market began to improve.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In light of the historic widening of corporate bond spreads in 2008 and the widespread anticipation of an eventual recovery, the Fund began on March 10 to implement a bias toward lower-quality instruments. We maintained this bias throughout the remainder of the reporting period, and the market rewarded this positioning.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed-Income Fund holdings were MainStay 130/30 High Yield Fund and MainStay High Yield Corporate Bond Fund, both of which invest in lower-quality instruments.

MainStay Institutional Bond Fund and MainStay Intermediate Term Bond Fund were among the Fund's worst-performing Underlying Fixed Income Funds, although they both posted positive results during the reporting period.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Conservative Allocation Fund

MainStay Conservative Allocation Fund is a "fund of funds" that invests in other MainStay Funds, referred to as "Underlying Funds." The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield debt securities ("junk bonds") carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, FUND SHAREHOLDERS TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS HELD IN UNDERLYING FUNDS THAT ARE MONEY MARKET FUNDS AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS AS DISCUSSED IN NOTE 9.

Before making an investment in the Fund, you should consider all the risks associated with it.



                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED




                                     SHARES            VALUE
AFFILIATED INVESTMENT COMPANIES 99.9%+
------------------------------------------------------------

EQUITY FUNDS 40.5%
MainStay 130/30 Core
  Fund Class I (a)                 1,194,414   $   6,557,335
MainStay 130/30 Growth
  Fund Class I (b)                   355,901       2,288,441
MainStay 130/30 International
  Fund Class I (b)                   512,564       2,496,188
MainStay Common Stock
  Fund Class I                     1,264,142      10,568,225
MainStay Growth Equity
  Fund Class I                       284,661       2,288,671
MainStay ICAP Equity
  Fund Class I                       243,674       6,001,684
MainStay ICAP International
  Fund Class I                       113,491       2,489,995
MainStay ICAP Select Equity
  Fund Class I                       251,717       6,013,512
MainStay International Equity
  Fund Class I                       253,539       2,477,074
MainStay Large Cap Growth
  Fund Class I (b)                 2,185,556      10,665,511
MainStay MAP
  Fund Class I                       272,161       5,892,286
MainStay Mid Cap Core
  Fund Class I                         9,448         141,998
MainStay S&P 500 Index
  Fund Class I                        22,472         452,802
MainStay Value
  Fund Class I                        32,887         380,172
                                               -------------
                                                  58,713,894
                                               -------------

FIXED INCOME FUNDS 59.4%
MainStay 130/30 High Yield
  Fund Class I (a)                   918,870       8,095,243
MainStay Floating Rate
  Fund Class I (a)                 1,705,709      13,628,619
MainStay High Yield Corporate
  Bond
  Fund Class I                     1,220,753       5,810,787
MainStay Indexed Bond
  Fund Class I (a)                 3,746,427      41,098,300
MainStay Institutional Bond
  Fund Class I                       905,291       8,826,585
MainStay Intermediate Term
  Bond
  Fund Class I (a)                   891,762       8,801,688
                                               -------------
                                                  86,261,222
                                               -------------
Total Investments
  (Cost $163,459,536) (c)               99.9%    144,975,116
Cash and Other Assets,
  Less Liabilities                       0.1         111,164
                                       -----    ------------
Net Assets                             100.0%  $ 145,086,280
                                       =====    ============





+    Percentages indicated are based on Fund
     net assets.
(a)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying
     Fund Share Class.
(b)  Non-income producing Underlying Fund.
(c)  At April 30, 2009, cost is $165,079,231
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $    927,893
Gross unrealized depreciation       (21,032,008)
                                   ------------
Net unrealized depreciation        $(20,104,115)
                                   ============



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices               $144,975,116
Level 2--Other Significant
  Observable Inputs                            --
Level 3--Significant Unobservable
  Inputs                                       --
                                     ------------
Total                                $144,975,116
                                     ============



The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).



12    MainStay Conservative Allocation Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $163,459,536)                 $144,975,116
Receivables:
  Fund shares sold                        263,194
  Investment securities sold               40,691
  Manager (See Note 3)                     12,098
  Dividends                                     2
Other assets                               55,061
                                     ------------
     Total assets                     145,346,162
                                     ------------
LIABILITIES:
Due to custodian                           40,768
Payables:
  Fund shares redeemed                     71,158
  Transfer agent (See Note 3)              63,733
  NYLIFE Distributors (See Note 3)         53,843
  Professional fees                        20,814
  Custodian                                 6,028
  Directors                                   843
Accrued expenses                            2,695
                                     ------------
     Total liabilities                    259,882
                                     ------------
Net assets                           $145,086,280
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.3 billion shares
  authorized                         $     16,527
Additional paid-in capital            176,425,542
                                     ------------
                                      176,442,069
Accumulated undistributed net
  investment income                       211,638
Accumulated net realized loss on
  investments                         (13,083,007)
Net unrealized depreciation on
  investments                         (18,484,420)
                                     ------------
Net assets                           $145,086,280
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 21,024,623
                                     ============
Shares of capital stock outstanding     2,391,861
                                     ============
Net asset value per share
  outstanding                        $       8.79
Maximum sales charge (5.50% of
  offering price)                            0.51
                                     ------------
Maximum offering price per share
  outstanding                        $       9.30
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 81,796,051
                                     ============
Shares of capital stock outstanding     9,310,442
                                     ============
Net asset value per share
  outstanding                        $       8.79
Maximum sales charge (5.50% of
  offering price)                            0.51
                                     ------------
Maximum offering price per share
  outstanding                        $       9.30
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 23,992,251
                                     ============
Shares of capital stock outstanding     2,739,490
                                     ============
Net asset value and offering price
  per share outstanding              $       8.76
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 17,316,879
                                     ============
Shares of capital stock outstanding     1,976,848
                                     ============
Net asset value and offering price
  per share outstanding              $       8.76
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $    956,476
                                     ============
Shares of capital stock outstanding       108,245
                                     ============
Net asset value and offering price
  per share outstanding              $       8.84
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies            $  2,886,890
                                     ------------
EXPENSES:
  Distribution/Service--Investor
     Class (See Note 3)                    22,661
  Distribution/Service--Class A
     (See Note 3)                          98,988
  Service--Class B (See Note 3)            28,130
  Service--Class C (See Note 3)            22,014
  Distribution--Class B (See Note
     3)                                    84,390
  Distribution--Class C (See Note
     3)                                    66,043
  Transfer agent--Investor Class
     (See Note 3)                          29,764
  Transfer agent--Class A (See Note
     3)                                    22,179
  Transfer agent--Classes B and C
     (See Note 3)                          65,848
  Transfer agent--Class I (See Note
     3)                                       284
  Registration                             40,989
  Professional fees                        25,733
  Shareholder communication                24,954
  Custodian                                 3,783
  Directors                                 3,669
  Miscellaneous                             6,353
                                     ------------
     Total expenses before
       reimbursement                      545,782
  Expense reimbursement from
     Manager (See Note 3)                 (66,858)
                                     ------------
     Net expenses                         478,924
                                     ------------
Net investment income                   2,407,966
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on affiliated
  investment company transactions     (11,463,188)
Net change in unrealized
  depreciation on investments          13,668,609
                                     ------------
Net realized and unrealized gain on
  investments                           2,205,421
                                     ------------
Net increase in net assets
  resulting from operations          $  4,613,387
                                     ============






14    MainStay Conservative Allocation Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009           2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  2,407,966   $  3,996,595
 Net realized gain (loss) on
  investments from affiliated
  investment companies          (11,463,188)     1,415,358
 Net change in unrealized
  appreciation (depreciation)
  on investments                 13,668,609    (38,398,417)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      4,613,387    (32,986,464)
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                 (334,619)      (246,826)
    Class A                      (1,475,962)    (4,130,935)
    Class B                        (332,809)      (837,821)
    Class C                        (262,820)      (749,236)
    Class I                         (20,673)       (63,261)
                               ---------------------------
                                 (2,426,883)    (6,028,079)
                               ---------------------------
 From net realized gain on investments:
    Investor Class                 (229,524)            --
    Class A                      (1,061,186)      (947,219)
    Class B                        (300,341)      (242,295)
    Class C                        (243,454)      (215,997)
    Class I                         (14,819)       (14,600)
                               ---------------------------
                                 (1,849,324)    (1,420,111)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                   (4,276,207)    (7,448,190)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         23,373,493    106,366,801
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               3,891,726      6,745,159
 Cost of shares redeemed        (27,312,128)   (47,555,730)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                   (46,909)    65,556,230
                               ---------------------------
     Net increase in net
       assets                       290,271     25,121,576

NET ASSETS:
Beginning of period             144,796,009    119,674,433
                               ---------------------------
End of period                  $145,086,280   $144,796,009
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $    211,638   $    230,555
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                           INVESTOR CLASS
                                                    ---------------------------
                                                                      FEBRUARY
                                                                         28,                          CLASS A
                                                                       2008**       ------------------------------------------
                                                     SIX MONTHS        THROUGH      SIX MONTHS
                                                        ENDED          OCTOBER         ENDED
                                                      APRIL 30,          31,         APRIL 30,        YEAR ENDED OCTOBER 31,

                                                    --------------------------------------------------------------------------
                                                        2009*           2008           2009*          2008            2007
Net asset value at beginning of period                 $  8.76         $ 10.69        $  8.76        $ 11.47         $ 10.80
                                                       -------         -------        -------        -------         -------
Net investment income (a)                                 0.16            0.19           0.16           0.30            0.34
Net realized and unrealized gain (loss) on
  investments                                             0.14           (1.91)          0.14          (2.39)           0.73
                                                       -------         -------        -------        -------         -------
Total from investment operations                          0.30           (1.72)          0.30          (2.09)           1.07
                                                       -------         -------        -------        -------         -------
Less dividends and distributions:
  From net investment income                             (0.16)          (0.21)         (0.16)         (0.49)          (0.23)
  From net realized gain on investments                  (0.11)             --          (0.11)         (0.13)          (0.17)
                                                       -------         -------        -------        -------         -------
Total dividends and distributions                        (0.27)          (0.21)         (0.27)         (0.62)          (0.40)
                                                       -------         -------        -------        -------         -------
Net asset value at end of period                       $  8.79         $  8.76        $  8.79        $  8.76         $ 11.47
                                                       =======         =======        =======        =======         =======
Total investment return (d)                               3.54%(b)      (16.36%)(b)      3.56%(b)     (19.14%)         10.22%
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                   3.69%++         2.72% ++       3.71%++        2.91%           3.12%
  Net expenses (e)                                        0.50%++         0.50% ++       0.46%++        0.49%           0.48%
  Expenses (before reimbursement) (e)                     0.73%++         0.62% ++       0.46%++        0.49%           0.48%
Portfolio turnover rate                                     19%             35%            19%            35%             10%
Net assets at end of period (in 000's)                 $21,025         $17,140        $81,796        $84,434         $80,018
                                                             CLASS A
                                                    -------------------------
                                                                    APRIL 4,
                                                                     2005**
                                                    YEAR ENDED       THROUGH
                                                      OCTOBER        OCTOBER
                                                        31,            31,

                                                    -------------------------
                                                       2006           2005
Net asset value at beginning of period                $ 10.21        $ 10.00
                                                      -------        -------
Net investment income (a)                                0.28           0.14
Net realized and unrealized gain (loss) on
  investments                                            0.65           0.11 (c)
                                                      -------        -------
Total from investment operations                         0.93           0.25
                                                      -------        -------
Less dividends and distributions:
  From net investment income                            (0.34)         (0.04)
  From net realized gain on investments                 (0.00)++          --
                                                      -------        -------
Total dividends and distributions                       (0.34)         (0.04)
                                                      -------        -------
Net asset value at end of period                      $ 10.80        $ 10.21
                                                      =======        =======
Total investment return (d)                              9.36%          2.49%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                  2.71%          2.43%++
  Net expenses (e)                                       0.53%          0.60%++
  Expenses (before reimbursement) (e)                    0.61%          1.55%++
Portfolio turnover rate                                    33%             3%
Net assets at end of period (in 000's)                $40,889        $13,350




                                                                                     CLASS C
                                                    ------------------------------------------------------------------------
                                                                                                                   APRIL 4,
                                                                                                                    2005**
                                                     SIX MONTHS                                                     THROUGH
                                                        ENDED                                                       OCTOBER
                                                      APRIL 30,               YEAR ENDED OCTOBER 31,                  31,

                                                    ------------------------------------------------------------------------
                                                        2009*           2008           2007           2006           2005
Net asset value at beginning of period                 $  8.73         $ 11.42        $ 10.78        $10.18         $10.00
                                                       -------         -------        -------        ------         ------
Net investment income (a)                                 0.12            0.22           0.26          0.21           0.10
Net realized and unrealized gain (loss) on
  investments                                             0.15           (2.39)          0.73          0.66           0.10 (c)
                                                       -------         -------        -------        ------         ------
Total from investment operations                          0.27           (2.17)          0.99          0.87           0.20
                                                       -------         -------        -------        ------         ------
Less dividends and distributions:
  From net investment income                             (0.13)          (0.39)         (0.18)        (0.27)         (0.02)
  From net realized gain on investments                  (0.11)          (0.13)         (0.17)        (0.00)++          --
                                                       -------         -------        -------        ------         ------
Total dividends and distributions                        (0.24)          (0.52)         (0.35)        (0.27)         (0.02)
                                                       -------         -------        -------        ------         ------
Net asset value at end of period                       $  8.76         $  8.73        $ 11.42        $10.78         $10.18
                                                       =======         =======        =======        ======         ======
Total investment return (d)                               3.17%(b)      (19.79%)         9.37%         8.67%          2.02%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                   2.93%++         2.12%          2.38%         2.02%          1.68%++
  Net expenses (e)                                        1.25%++         1.25%          1.23%         1.28%          1.35%++
  Expenses (before reimbursement) (e)                     1.48%++         1.33%          1.23%         1.36%          2.30%++
Portfolio turnover rate                                     19%             35%            10%           33%             3%
Net assets at end of period (in 000's)                 $17,317         $18,846        $17,628        $8,066         $2,900




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(d)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





16    MainStay Conservative Allocation Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                CLASS B
      ----------------------------------------------------------
                                                       APRIL 4,
      SIX MONTHS                                        2005**
         ENDED                                         THROUGH
       APRIL 30,        YEAR ENDED OCTOBER 31,       OCTOBER 31,

      ----------------------------------------------------------
         2009*        2008       2007       2006         2005
        $  8.73     $ 11.42    $ 10.78    $ 10.18       $10.00
        -------     -------    -------    -------       ------
           0.12        0.22       0.26       0.22         0.10
           0.15       (2.39)      0.73       0.65         0.10 (c)
        -------     -------    -------    -------       ------
           0.27       (2.17)      0.99       0.87         0.20
        -------     -------    -------    -------       ------

          (0.13)      (0.39)     (0.18)     (0.27)       (0.02)
          (0.11)      (0.13)     (0.17)     (0.00)++        --
        -------     -------    -------    -------       ------
          (0.24)      (0.52)     (0.35)     (0.27)       (0.02)
        -------     -------    -------    -------       ------
        $  8.76     $  8.73    $ 11.42    $ 10.78       $10.18
        =======     =======    =======    =======       ======
           3.17%(b)  (19.78%)     9.37%      8.67%        2.02%(b)

           2.90%++     2.11%      2.38%      2.07%        1.68%++
           1.25%++     1.25%      1.23%      1.28%        1.35%++
           1.48%++     1.33%      1.23%      1.36%        2.30%++
             19%         35%        10%        33%           3%
        $23,992     $23,226    $20,919    $13,426       $9,100




                               CLASS I
      --------------------------------------------------------
                                                     APRIL 4,
      SIX MONTHS                                      2005**
         ENDED                                       THROUGH
       APRIL 30,       YEAR ENDED OCTOBER 31,      OCTOBER 31,

      --------------------------------------------------------
         2009*        2008      2007      2006         2005
        $ 8.81      $ 11.54    $10.85    $10.21       $10.00
        ------      -------    ------    ------       ------
          0.17         0.33      0.36      0.33         0.15
          0.14        (2.41)     0.75      0.68         0.11 (c)
        ------      -------    ------    ------       ------
          0.31        (2.08)     1.11      1.01         0.26
        ------      -------    ------    ------       ------

         (0.17)       (0.52)    (0.25)    (0.37)       (0.05)
         (0.11)       (0.13)    (0.17)    (0.00)++        --
        ------      -------    ------    ------       ------
         (0.28)       (0.65)    (0.42)    (0.37)       (0.05)
        ------      -------    ------    ------       ------
        $ 8.84      $  8.81    $11.54    $10.85       $10.21
        ======      =======    ======    ======       ======
          3.67%(b)   (18.90%)   10.47%    10.13%        2.57%(b)

          4.05%++      3.16%     3.30%     3.15%        2.78%++
          0.21%++      0.23%     0.25%     0.25%        0.25%++
          0.21%++      0.28%     0.35%     0.33%        1.20%++
            19%          35%       10%       33%           3%
        $  956      $ 1,150    $1,108    $  607       $   10




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   17

MAINSTAY GROWTH ALLOCATION FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                   SINCE
AVERAGE ANNUAL               SIX        ONE      INCEPTION
TOTAL RETURNS               MONTHS      YEAR      (4/4/05)
----------------------------------------------------------
With sales charges         -10.30%    -39.02%      -5.20%
Excluding sales charges     -5.08     -35.47       -3.87




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY GROWTH    S&P 500(R)    MSCI EAFE(R)
                           ALLOCATION FUND       INDEX          INDEX
                           ---------------    ----------    ------------
4/4/05                           9450            10000          10000
                                 9214             9846           9879
                                11081            11364          13187
                                12646            13096          15800
                                12469            12483          15519
4/30/09                          8046             8075           8883






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                   SINCE
AVERAGE ANNUAL               SIX        ONE      INCEPTION
TOTAL RETURNS               MONTHS      YEAR      (4/4/05)
----------------------------------------------------------
With sales charges         -10.18%    -38.96%      -5.19%
Excluding sales charges     -4.95     -35.41       -3.87




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY GROWTH    S&P 500(R)    MSCI EAFE(R)
                           ALLOCATION FUND       INDEX          INDEX
                           ---------------    ----------    ------------
4/4/05                          23625            25000          25000
                                23034            24616          24697
                                27703            28411          32967
                                31616            32740          39499
                                31147            31209          38797
4/30/09                         20118            20188          22206






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR      (4/4/05)
---------------------------------------------------------
With sales charges         -9.95%    -39.05%      -5.02%
Excluding sales charges    -5.31     -35.91       -4.59




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY GROWTH    S&P 500(R)    MSCI EAFE(R)
                           ALLOCATION FUND       INDEX          INDEX
                           ---------------    ----------    ------------
4/4/05                          10000            10000          10000
                                 9750             9846           9879
                                11637            11364          13187
                                13174            13096          15800
                                12881            12483          15519
4/30/09                          8109             8075           8883





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



18    MainStay Growth Allocation Fund

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR      (4/4/05)
---------------------------------------------------------
With sales charges         -6.35%    -36.55%      -4.56%
Excluding sales charges    -5.42     -35.93       -4.56





                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                   MAINSTAY GROWTH    S&P 500(R)    MSCI EAFE(R)
                                   ALLOCATION FUND       INDEX          INDEX
                                   ---------------    ----------    ------------
4/4/05                                  10000            10000          10000
                                         9750             9846           9879
                                        11647            11364          13187
                                        13195            13096          15800
                                        12903            12483          15519
4/30/09                                  8267             8075           8883






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR      (4/4/05)
---------------------------------------------------------
                           -4.92%    -35.26%      -3.53%




(PERFORMANCE GRAPH)

                           MAINSTAY GROWTH    S&P 500(R)    MSCI EAFE(R)
                           ALLOCATION FUND       INDEX          INDEX
                           ---------------    ----------    ------------
4/4/05                          10000            10000          10000
                                 9750             9846           9879
                                11809            11364          13187
                                13516            13096          15800
                                13345            12483          15519
4/30/09                          8639             8075           8883







 BENCHMARK PERFORMANCE                     SIX       ONE       SINCE
                                         MONTHS     YEAR     INCEPTION
S&P 500(R) Index(3)                       -8.53%   -35.31%     -5.11%
MSCI EAFE(R) Index(4)                     -2.64    -42.76       9.80
Average Lipper multi-cap core fund(5)     -4.54    -34.37      -4.70



   Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over a extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    19

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $949.20         $2.42          $1,022.30         $2.51
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $950.50         $2.27          $1,022.50         $2.36
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $946.90         $6.03          $1,018.60         $6.26
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $945.80         $6.03          $1,018.60         $6.26
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $950.80         $1.21          $1,023.55         $1.25
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Investor Class, 0.47% for Class A, 1.25% for Class B and Class C and 0.25% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



20    MainStay Growth Allocation Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2009

(COMPOSITION PIE CHART)

Growth of Capital                               64.1
Total Return                                    25.2
Capital Appreciation                            10.8
Liabilities in Excess of Cash and Other
  Assets *Less than one-tenth of a percent.     (0.1)





See Portfolio Investments on page 24 for specific holdings within these categories.


                                                   mainstayinvestments.com    21

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.


HOW DID MAINSTAY GROWTH ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Growth Allocation Fund returned -5.08% for Investor Class Shares, -4.95% for Class A shares, -5.31% for Class B shares and -5.42% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned -4.92%. All share classes underperformed the -4.54% return of the average Lipper(1) multi-cap core fund. All share classes outperformed the -8.53% return of the S&P 500(R) Index(2) for the six months ended April 30, 2009. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 18 and 19 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds known as Underlying Funds. During the reporting period, the Fund's performance relative to its peers and its benchmark resulted primarily from the performance of the Underlying Funds in which the Fund invested. A tilt toward growth- over value-oriented Underlying Funds contributed to the Fund's outperformance of the S&P 500(R) Index.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the reporting period, we changed the Fund in two important ways. First, we reduced the Fund's positions in MainStay Common Stock Fund and MainStay Growth Equity Fund and directed the proceeds primarily to their sister Funds, MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund. This decision detracted from the Fund's performance, as both of these MainStay 130/30 Funds struggled during the spring 2009 rally, when lower-quality securities outperformed their higher-quality counterparts.

Second, the Fund moved assets out of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund and redirected part of the proceeds to MainStay MAP Fund in an effort to further diversify the Fund across manager styles. This change did not have a material impact on the Fund's performance during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

MainStay Large Cap Growth Fund and MainStay ICAP International Fund generated the best returns among the Underlying Equity Funds in which the Fund invested. The worst returns came from MainStay Value Fund and MainStay Common Stock Fund.

WHICH UNDERLYING FUND POSITIONS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay Large Cap Growth Fund was the strongest contributor to the Fund's absolute performance, followed by MainStay 130/30 Growth Fund and MainStay Mid Cap Core Fund. MainStay Common Stock Fund, MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund were the greatest detractors from the Fund's absolute performance.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

THE DISCLOSURE ON PAGE 23 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUCTION WITH IT.

1. See footnote on page 19 for more information on Lipper Inc.
2. See footnote on page 19 for more information on the S&P 500(R) Index.


22    MainStay Growth Allocation Fund

MainStay Growth Allocation Fund is a "fund of funds" that invests in other MainStay Funds, referred to as "underlying Funds." The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds, and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield debt securities ("junk bonds") carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

Before making an investment in the Fund, you should consider all the risks associated with it.



                                                   mainstayinvestments.com    23

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED




                                    SHARES            VALUE
AFFILIATED INVESTMENT COMPANIES 100.1%+
-----------------------------------------------------------

EQUITY FUNDS 100.1%
MainStay 130/30 Core
  Fund Class I (a)                1,994,302   $  10,948,718
MainStay 130/30 Growth
  Fund Class I (a)(b)               658,721       4,235,575
MainStay 130/30 International
  Fund Class I (a)(b)             1,998,292       9,731,683
MainStay Capital Appreciation
  Fund Class I (a)(b)                23,133         511,713
MainStay Common Stock
  Fund Class I (a)                2,945,175      24,621,659
MainStay Growth Equity
  Fund Class I (a)                  725,761       5,835,116
MainStay ICAP Equity
  Fund Class I                      400,959       9,875,632
MainStay ICAP International
  Fund Class I                      442,758       9,714,121
MainStay ICAP Select Equity
  Fund Class I                      418,526       9,998,579
MainStay International Equity
  Fund Class I                      991,963       9,691,476
MainStay Large Cap Growth
  Fund Class I (b)                5,375,053      26,230,259
MainStay MAP
  Fund Class I                      718,440      15,554,216
MainStay Mid Cap Core
  Fund Class I (a)                   99,564       1,496,446
MainStay Mid Cap Growth
  Fund Class I (b)                   41,921         335,366
MainStay S&P 500 Index
  Fund Class I                      106,402       2,144,008
MainStay Small Company Value
  Fund Class I                       46,525         448,497
MainStay Value
  Fund Class I (a)                  226,221       2,615,118
                                              -------------
Total Investments
  (Cost $205,970,397) (c)             100.1%    143,988,182
Liabilities in Excess of
  Cash and Other Assets                (0.1)       (126,261)
                                      -----    ------------
Net Assets                            100.0%  $ 143,861,921
                                      =====    ============





+ Percentages indicated are based on Fund net assets.
(a)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(b)  Non-income producing Underlying Fund.
(c)  At April 30, 2009, cost is $207,875,860 for
     federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $    170,495
Gross unrealized depreciation       (64,058,173)
                                   ------------
Net unrealized depreciation        $(63,887,678)
                                   ============





The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices               $143,988,182
Level 2--Other Significant
  Observable Inputs                            --
Level 3--Significant Unobservable
  Inputs                                       --
                                     ------------
Total                                $143,988,182
                                     ============



The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).



24    MainStay Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $205,970,397)                 $143,988,182
Receivables:
  Fund shares sold                        116,646
  Investment securities sold               87,398
  Manager (See Note 3)                     31,437
Other assets                               53,669
                                     ------------
     Total assets                     144,277,332
                                     ------------
LIABILITIES:
Due to custodian                           88,071
Payables:
  Transfer agent (See Note 3)             157,914
  Fund shares redeemed                     79,553
  NYLIFE Distributors (See Note 3)         58,118
  Professional fees                        21,477
  Custodian                                 5,989
  Directors                                 1,131
Accrued expenses                            3,158
                                     ------------
     Total liabilities                    415,411
                                     ------------
Net assets                           $143,861,921
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.3 billion shares
  authorized                         $     19,371
Additional paid-in capital            224,192,305
                                     ------------
                                      224,211,676
Accumulated distributions in excess
  of net investment income               (180,649)
Accumulated net realized loss on
  investments                         (18,186,891)
Net unrealized depreciation on
  investments                         (61,982,215)
                                     ------------
Net assets                           $143,861,921
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 43,918,211
                                     ============
Shares of capital stock outstanding     5,889,845
                                     ============
Net asset value per share
  outstanding                        $       7.46
Maximum sales charge (5.50% of
  offering price)                            0.43
                                     ------------
Maximum offering price per share
  outstanding                        $       7.89
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 49,044,219
                                     ============
Shares of capital stock outstanding     6,574,544
                                     ============
Net asset value per share
  outstanding                        $       7.46
Maximum sales charge (5.50% of
  offering price)                            0.43
                                     ------------
Maximum offering price per share
  outstanding                        $       7.89
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 41,354,313
                                     ============
Shares of capital stock outstanding     5,615,155
                                     ============
Net asset value and offering price
  per share outstanding              $       7.36
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  8,652,748
                                     ============
Shares of capital stock outstanding     1,173,221
                                     ============
Net asset value and offering price
  per share outstanding              $       7.38
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $    892,430
                                     ============
Shares of capital stock outstanding       118,556
                                     ============
Net asset value and offering price
  per share outstanding              $       7.53
                                     ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com
                                                                              25

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies            $  2,358,753
                                     ------------
EXPENSES:
  Transfer agent--Investor Class
     (See Note 3)                         106,191
  Transfer agent--Class A (See Note
     3)                                    31,550
  Transfer agent--Classes B and C
     (See Note 3)                         131,737
  Transfer agent--Class I (See Note
     3)                                       508
  Distribution--Class B (See Note
     3)                                   143,851
  Distribution--Class C (See Note
     3)                                    29,758
  Distribution/Service--Investor
     Class (See Note 3)                    46,683
  Distribution/Service--Class A
     (See Note 3)                          61,855
  Service--Class B (See Note 3)            47,950
  Service--Class C (See Note 3)             9,919
  Registration                             37,589
  Professional fees                        26,149
  Shareholder communication                24,381
  Directors                                 3,909
  Custodian                                 3,206
  Miscellaneous                             7,044
                                     ------------
     Total expenses before
       reimbursement                      712,280
  Expense reimbursement from
     Manager (See Note 3)                (212,285)
                                     ------------
     Net expenses                         499,995
                                     ------------
Net investment income                   1,858,758
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on affiliated
  investments company transactions    (16,281,422)
Net change in unrealized
  depreciation on investments           6,862,285
                                     ------------
Net realized and unrealized loss on
  investments                          (9,419,137)
                                     ------------
Net decrease in net assets
  resulting from operations          $ (7,560,379)
                                     ============






26    MainStay Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009           2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $  1,858,758   $    452,650
 Net realized gain (loss) on
  investments from affiliated
  investment companies          (16,281,422)     3,980,306
 Net change in unrealized
  appreciation (depreciation)
  on investments                  6,862,285    (92,111,730)
                               ---------------------------
 Net decrease in net assets
  resulting from operations      (7,560,379)   (87,678,774)
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                 (705,114)            --
    Class A                      (1,021,844)    (2,836,252)
    Class B                        (380,955)    (1,122,213)
    Class C                         (78,879)      (255,054)
    Class I                         (16,651)       (12,871)
                               ---------------------------
                                 (2,203,443)    (4,226,390)
                               ---------------------------
 From net realized gain on investments:
    Investor Class                 (391,096)            --
    Class A                        (561,229)    (2,967,230)
    Class B                        (420,672)    (1,569,895)
    Class C                         (86,551)      (355,384)
    Class I                          (8,108)       (12,430)
                               ---------------------------
                                 (1,467,656)    (4,904,939)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                   (3,671,099)    (9,131,329)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         20,750,202    103,378,366
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               3,524,385      8,795,944
 Cost of shares redeemed        (18,259,006)   (56,086,055)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions           6,015,581     56,088,255
                               ---------------------------
    Net decrease in net
     assets                      (5,215,897)   (40,721,848)

NET ASSETS:
Beginning of period             149,077,818    189,799,666
                               ---------------------------
End of period                  $143,861,921   $149,077,818
                               ===========================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of period              $   (180,649)  $    164,036
                               ===========================





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com
                                                                              27

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                           INVESTOR CLASS
                                                    ---------------------------
                                                                      FEBRUARY
                                                                         28,                          CLASS A
                                                                       2008**       ------------------------------------------
                                                     SIX MONTHS        THROUGH      SIX MONTHS
                                                        ENDED          OCTOBER         ENDED
                                                      APRIL 30,          31,         APRIL 30,        YEAR ENDED OCTOBER 31,

                                                    --------------------------------------------------------------------------
                                                        2009*           2008           2009*          2008            2007
Net asset value at beginning of period                 $  8.09         $ 11.68        $  8.08        $ 13.78        $  12.08
                                                       -------         -------        -------        -------        --------
Net investment income (loss) (a)                          0.10            0.01           0.11           0.07            0.05
Net realized and unrealized gain (loss) on
  investments                                            (0.51)          (3.60)         (0.51)         (5.11)           2.11
                                                       -------         -------        -------        -------        --------
Total from investment operations                         (0.41)          (3.59)         (0.40)         (5.04)           2.16
                                                       -------         -------        -------        -------        --------
Less dividends and distributions:
  From net investment income                             (0.14)             --          (0.14)         (0.32)          (0.14)
  From net realized gain on investments                  (0.08)             --          (0.08)         (0.34)          (0.32)
                                                       -------         -------        -------        -------        --------
Total dividends and distributions                        (0.22)             --          (0.22)         (0.66)          (0.46)
                                                       -------         -------        -------        -------        --------
Net asset value at end of period                       $  7.46         $  8.09        $  7.46        $  8.08        $  13.78
                                                       =======         =======        =======        =======        ========
Total investment return (c)                              (5.08%)(d)     (30.74%)(d)     (4.95%)(d)    (38.20%)         18.42%
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                            2.92% ++        0.19% ++       3.19% ++       0.60%           0.41%
  Net expenses (e)                                        0.50% ++        0.50% ++       0.47% ++       0.49%           0.48%
  Expenses (before reimbursement) (e)                     0.97% ++        0.75% ++       0.53% ++       0.57%           0.55%
Portfolio turnover rate                                     15%             37%            15%            37%             17%
Net assets at end of period (in 000's)                 $43,918         $38,881        $49,044        $58,165        $116,123
                                                             CLASS A
                                                    -------------------------
                                                                    APRIL 4,
                                                                     2005**
                                                    YEAR ENDED       THROUGH
                                                      OCTOBER        OCTOBER
                                                        31,            31,

                                                    -------------------------
                                                       2006           2005
Net asset value at beginning of period                $ 10.51        $ 10.00
                                                      -------        -------
Net investment income (loss) (a)                        (0.03)         (0.04)
Net realized and unrealized gain (loss) on
  investments                                            1.74           0.55 (b)
                                                      -------        -------
Total from investment operations                         1.71           0.51
                                                      -------        -------
Less dividends and distributions:
  From net investment income                            (0.09)            --
  From net realized gain on investments                 (0.05)            --
                                                      -------        -------
Total dividends and distributions                       (0.14)            --
                                                      -------        -------
Net asset value at end of period                      $ 12.08        $ 10.51
                                                      =======        =======
Total investment return (c)                             16.49%          5.10% (d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                          (0.25%)        (0.61%)++
  Net expenses (e)                                       0.52%          0.62% ++
  Expenses (before reimbursement) (e)                    0.55%          1.84% ++
Portfolio turnover rate                                    84%            21%
Net assets at end of period (in 000's)                $54,499        $10,709




                                                                                     CLASS C
                                                    ------------------------------------------------------------------------
                                                                                                                   APRIL 4,
                                                                                                                    2005**
                                                     SIX MONTHS                                                     THROUGH
                                                        ENDED                                                       OCTOBER
                                                      APRIL 30,               YEAR ENDED OCTOBER 31,                  31,

                                                    ------------------------------------------------------------------------
                                                        2009*           2008           2007           2006           2005
Net asset value at beginning of period                 $ 7.96          $ 13.58        $ 11.97        $10.46         $10.00
                                                       ------          -------        -------        ------         ------
Net investment income (loss) (a)                         0.08            (0.02)         (0.03)        (0.11)         (0.08)
Net realized and unrealized gain (loss) on
  investments                                           (0.51)           (5.02)          2.08          1.74           0.54 (b)
                                                       ------          -------        -------        ------         ------
Total from investment operations                        (0.43)           (5.04)          2.05          1.63           0.46
                                                       ------          -------        -------        ------         ------
Less dividends and distributions:
  From net investment income                            (0.07)           (0.24)         (0.12)        (0.07)            --
  From net realized gain on investments                 (0.08)           (0.34)         (0.32)        (0.05)            --
                                                       ------          -------        -------        ------         ------
Total dividends and distributions                       (0.15)           (0.58)         (0.44)        (0.12)            --
                                                       ------          -------        -------        ------         ------
Net asset value at end of period                       $ 7.38          $  7.96        $ 13.58        $11.97         $10.46
                                                       ======          =======        =======        ======         ======
Total investment return (c)                             (5.42%)(d)      (38.58%)        17.51%        15.79%          4.60% (d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                           2.19% ++        (0.21%)        (0.26%)       (0.95%)        (1.36%)++
  Net expenses (e)                                       1.25% ++         1.25%          1.23%         1.27%          1.37% ++
  Expenses (before reimbursement) (e)                    1.72% ++         1.44%          1.30%         1.30%          2.59% ++
Portfolio turnover rate                                    15%              37%            17%           84%            21%
Net assets at end of period (in 000's)                 $8,653          $ 8,682        $13,668        $8,640         $  904




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





28    MainStay Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                CLASS B
      ----------------------------------------------------------
                                                       APRIL 4,
      SIX MONTHS                                        2005**
         ENDED                                         THROUGH
       APRIL 30,        YEAR ENDED OCTOBER 31,       OCTOBER 31,

      ----------------------------------------------------------
         2009*        2008       2007       2006         2005
        $  7.94     $ 13.56    $ 11.97    $ 10.47       $10.00
        -------     -------    -------    -------       ------
           0.08       (0.03)     (0.04)     (0.10)       (0.08)
          (0.51)      (5.01)      2.07       1.72         0.55 (b)
        -------     -------    -------    -------       ------
          (0.43)      (5.04)      2.03       1.62         0.47
        -------     -------    -------    -------       ------

          (0.07)      (0.24)     (0.12)     (0.07)          --
          (0.08)      (0.34)     (0.32)     (0.05)          --
        -------     -------    -------    -------       ------
          (0.15)      (0.58)     (0.44)     (0.12)          --
        -------     -------    -------    -------       ------
        $  7.36     $  7.94    $ 13.56    $ 11.97       $10.47
        =======     =======    =======    =======       ======
          (5.31%)(d) (38.65%)    17.44%     15.59%        4.70% (d)

           2.22% ++   (0.24%)    (0.34%)    (0.91%)      (1.36%)++
           1.25% ++    1.25%      1.23%      1.27%        1.37% ++
           1.72% ++    1.44%      1.30%      1.30%        2.59% ++
             15%         37%        17%        84%          21%
        $41,354     $42,501    $59,902    $27,770       $8,142




                               CLASS I
      --------------------------------------------------------
                                                     APRIL 4,
      SIX MONTHS                                      2005**
         ENDED                                       THROUGH
       APRIL 30,       YEAR ENDED OCTOBER 31,      OCTOBER 31,

      --------------------------------------------------------
         2009*        2008      2007      2006         2005
        $ 8.17      $ 13.91    $12.17    $10.52       $10.00
        ------      -------    ------    ------       ------
          0.11         0.07      0.05      0.01        (0.01)
         (0.51)       (5.12)     2.16      1.79         0.53 (b)
        ------      -------    ------    ------       ------
         (0.40)       (5.05)     2.21      1.80         0.52
        ------      -------    ------    ------       ------

         (0.16)       (0.35)    (0.15)    (0.10)          --
         (0.08)       (0.34)    (0.32)    (0.05)          --
        ------      -------    ------    ------       ------
         (0.24)       (0.69)    (0.47)    (0.15)          --
        ------      -------    ------    ------       ------
        $ 7.53      $  8.17    $13.91    $12.17       $10.52
        ======      =======    ======    ======       ======
         (4.92%)(d)  (38.00%)   18.68%    17.36%        5.20% (d)

          3.11% ++     0.62%     0.41%     0.06%       (0.24%)++
          0.25% ++     0.25%     0.24%     0.25%        0.25% ++
          0.28% ++     0.28%     0.40%     0.28%        1.47% ++
            15%          37%       17%       84%          21%
        $  892      $   849    $  107    $   14       $   11




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   29

MAINSTAY MODERATE ALLOCATION FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE        SINCE
TOTAL RETURNS              MONTHS      YEAR     INCEPTION
---------------------------------------------------------
With sales charges         -4.62%    -25.97%      -1.68%
Excluding sales charges     0.94     -21.66       -0.30




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                          BARCLAYS CAPITAL
                       MAINSTAY MODERATE    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                        ALLOCATION FUND        INDEX        INDEX(R)         BOND INDEX
                       -----------------    ----------    ------------    ----------------
4/4/05                        9450             10000          10000             10000
                              9346              9846           9879             10114
                             10492             11364          13187             10186
                             11737             13096          15800             10935
                             11916             12483          15519             11686
4/30/09                       9335              8075           8883             12134






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE        SINCE
TOTAL RETURNS              MONTHS      YEAR     INCEPTION
---------------------------------------------------------
With sales charges         -4.62%    -25.93%      -1.70%
Excluding sales charges     0.93     -21.62       -0.33




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                          BARCLAYS CAPITAL
                       MAINSTAY MODERATE    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                        ALLOCATION FUND        INDEX          INDEX          BOND INDEX
                       -----------------    ----------    ------------    ----------------
4/4/05                       23625             25000          25000             25000
                             23365             24616          24697             25285
                             26229             28411          32967             25464
                             29342             32740          39499             27338
                             29738             31209          38797             29215
4/30/09                      23310             20188          22206             30336






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE        SINCE
TOTAL RETURNS              MONTHS      YEAR     INCEPTION
---------------------------------------------------------
With sales charges         -4.32%    -26.04%      -1.54%
Excluding sales charges     0.54     -22.28       -1.11




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                          BARCLAYS CAPITAL
                       MAINSTAY MODERATE    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                        ALLOCATION FUND        INDEX          INDEX          BOND INDEX
                       -----------------    ----------    ------------    ----------------
4/4/05                       10000             10000          10000             10000
                              9890              9846           9879             10114
                             11012             11364          13187             10186
                             12228             13096          15800             10935
                             12296             12483          15519             11686
4/30/09                       9388              8075           8883             12134





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



30    MainStay Moderate Allocation Fund

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE        SINCE
TOTAL RETURNS              MONTHS      YEAR     INCEPTION
---------------------------------------------------------
With sales charges         -0.44%    -23.02%      -1.08%
Excluding sales charges     0.53     -22.27       -1.08




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                                  BARCLAYS CAPITAL
                               MAINSTAY MODERATE    S&P 500(R)    MSCI EAFE(R)      U.S AGGREGATE
                                ALLOCATION FUND        INDEX          INDEX          BOND INDEX
                               -----------------    ----------    ------------    ----------------
4/4/05                               10000             10000          10000             10000
                                      9890              9846           9879             10114
                                     11012             11364          13187             10186
                                     12238             13096          15800             10935
                                     12306             12483          15519             11686
4/30/09                               9566              8075           8883             12134






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE        SINCE
TOTAL RETURNS              MONTHS      YEAR     INCEPTION
---------------------------------------------------------
                            0.98%    -21.50%      -0.07%




(PERFORMANCE GRAPH)

                                                                          BARCLAYS CAPITAL
                       MAINSTAY MODERATE    S&P 500(R)    MSCI EAFE(R)      U.S AGGREGATE
                        ALLOCATION FUND        INDEX          INDEX          BOND INDEX
                       -----------------    ----------    ------------    ----------------
4/4/05                       10000             10000          10000             10000
                              9900              9846           9879             10114
                             11142             11364          13187             10186
                             12496             13096          15800             10935
                             12703             12483          15519             11686
4/30/09                       9972              8075           8883             12134








 BENCHMARK PERFORMANCE                                             SIX       ONE       SINCE
                                                                 MONTHS     YEAR     INCEPTION
S&P 500(R) Index(3)                                               -8.53%   -35.31%     -5.11%
MSCI EAFE(R) Index(4)                                             -2.64    -42.76       9.80
Barclays Capital U.S. Aggregate Bond Index(5)                      7.74      3.84       1.70
Average Lipper mixed-asset target allocation moderate fund(6)     -0.62    -22.92      -1.77



   limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers(R) U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The average Lipper mixed-asset target allocation moderate fund is representative of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    31

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE ALLOCATION FUND
--------------------------------------------------------------------------------
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,009.40        $2.24          $1,022.60         $ 2.26
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,009.30        $2.09          $1,022.70         $ 2.11
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,005.40        $5.97          $1,018.80         $ 6.01
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,005.30        $5.97          $1,018.80         $ 6.01
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,009.80        $0.85          $1,024.00         $0.85
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.45% for Investor Class, 0.42% for Class A, 1.20% for Class B and Class C and 0.17% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



32    MainStay Moderate Allocation Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2009

(COMPOSITION PIE CHART)

Total Return                                    42.3
Growth of Capital                               39.8
Current Income                                  12.6
Capital Appreciation                             5.3
Liabilities in Excess of Cash and Other
  Assets                                        (0.0)





See Portfolio of Investments on page 37 for specific holdings within these categories.

++ Less than one-tenth of a percent.


                                                   mainstayinvestments.com    33

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY MODERATE ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 0.94% for Investor Class Shares, 0.93% for Class A shares, 0.54% for Class B shares and 0.53% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned 0.98%. All share classes outperformed the -0.62% return of the average Lipper(1) mixed-asset target allocation moderate fund. All share classes also outperformed the -8.53% return of the S&P 500(R) Index(2) for the six months ended April 30, 2009. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 30 and 31 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds known as Underlying Funds. During the reporting period, the Fund's strong performance relative to its peers and its benchmark resulted primarily from the performance of the Underlying Funds in which the Fund invested. Underlying Funds that invested in mid-cap stocks, floating-rate debt or high-yield bonds contributed positively to the Fund's performance relative to the S&P 500(R) Index and to the Fund's Lipper peers. (The S&P 500(R) Index contains no fixed-income securities.)

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds are selected based upon the type and country of issuance of the securities in which they invest, the average credit quality of those securities and their duration. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the reporting period, we changed the Fund in three important ways. First, we shifted assets from MainStay Indexed Bond Fund into MainStay Floating Rate Fund, MainStay High Yield Corporate Bond Fund and MainStay 130/30 High Yield Fund, all three of which invest in lower-quality debt instruments. This decision had a positive impact on the Fund's performance, as credit spreads(3) narrowed during the reporting period.

Second, we reduced the Fund's positions in MainStay Common Stock Fund and MainStay Growth Equity Fund and directed the proceeds primarily to their sister Funds, MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund. This decision detracted from the Fund's performance, as both of these MainStay 130/30 Funds struggled during the spring 2009 rally, when lower-quality securities outperformed their higher-quality counterparts.

Third, the Fund moved assets out of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund and redirected part of the proceeds to MainStay MAP Fund in an effort to further diversify the Fund across manager styles. This change did not have a material impact on the Fund's performance during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

MainStay Large Cap Growth Fund and MainStay ICAP International Fund generated the best returns among the Underlying Equity Funds in which the Fund invested. The worst returns came from MainStay Value Fund and MainStay Common Stock Fund.



----------
1. See footnote on page 31 for more information on Lipper Inc.
2. See footnote on page 31 for more information on the S&P 500(R) Index.
3. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGE 36 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


34    MainStay Moderate Allocation Fund

WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay Large Cap Growth Fund was the strongest contributor to the Fund's performance, followed by MainStay 130/30 Growth Fund and MainStay ICAP International Fund. MainStay Common Stock Fund, MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund were the Underlying Equity Funds that detracted the most from the Fund's performance.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Conditions were generally favorable for fixed-income investing during the reporting period. Interest rates on Treasury bills, notes and bonds fell as the Federal Open Market Committee targeted very low short-term interest rates and the Federal Reserve began to purchase bonds directly in an effort to bring down long-term borrowing costs. Signs that the economy may be nearing a low point brought further relief to the corporate bond markets in early 2009. Spreads narrowed considerably, although they remained wide by historical standards. Bank loans also performed quite well in our view, as liquidity issues within that market began to improve.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In light of the historic widening of corporate bond spreads in 2008 and the widespread anticipation of an eventual recovery, the Fund began on March 10 to implement a bias toward lower-quality instruments. We maintained this bias throughout the remainder of the reporting period, and the market rewarded this positioning.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S PERFORMANCE?

The Fund's best-performing Underlying Fixed-Income Fund holdings were MainStay 130/30 High Yield Fund and MainStay High Yield Corporate Bond Fund, both of which invest in lower-quality instruments.

MainStay Institutional Bond Fund and MainStay Intermediate Term Bond Fund were among the Fund's worst-performing Underlying Fixed Income Funds, although they both posted positive results during the reporting period.



----------

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    35

MainStay Moderate Allocation Fund is a "fund of funds" that invests in other MainStay Funds, referred to as "Underlying Funds." The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield debt securities ("junk bonds") carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, FUND SHAREHOLDERS TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS HELD IN UNDERLYING FUNDS THAT ARE MONEY MARKET FUNDS AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS AS DISCUSSED IN NOTE 9.

Before making an investment in the Fund, you should consider all the risks associated with it.



36    MainStay Moderate Allocation Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED




                                      SHARES           VALUE

AFFILIATED INVESTMENT COMPANIES 100.0%+
------------------------------------------------------------

EQUITY FUNDS 60.7%
MainStay 130/30 Core
  Fund Class I (a)                 3,071,264   $  16,861,240
MainStay 130/30 Growth
  Fund Class I (a)(b)              1,651,534      10,619,363
MainStay 130/30 International
  Fund Class I (a)(b)              2,008,856       9,783,130
MainStay Common Stock
  Fund Class I (a)                 3,764,915      31,474,690
MainStay Growth Equity
  Fund Class I (a)                   600,486       4,827,905
MainStay ICAP Equity
  Fund Class I                       656,509      16,169,807
MainStay ICAP International
  Fund Class I                       446,256       9,790,858
MainStay ICAP Select Equity
  Fund Class I                       682,829      16,312,793
MainStay International Equity
  Fund Class I                       991,535       9,687,297
MainStay Large Cap Growth
  Fund Class I (b)                 6,397,592      31,220,250
MainStay MAP
  Fund Class I                       707,532      15,318,057
MainStay S&P 500 Index
  Fund Class I                        19,638         395,705
MainStay Value
  Fund Class I (a)                   168,508       1,947,949
                                               -------------
                                                 174,409,044
                                               -------------

FIXED INCOME FUNDS 39.3%
MainStay 130/30 High Yield
  Fund Class I (a)                 1,202,767      10,596,374
MainStay Floating Rate
  Fund Class I (a)                 2,252,670      17,998,835
MainStay High Yield Corporate
  Bond Fund Class I                1,612,286       7,674,479
MainStay Indexed Bond
  Fund Class I (a)                 4,898,925      53,741,204
MainStay Institutional Bond
  Fund Class I (a)                 1,182,707      11,531,392
MainStay Intermediate Term
  Bond
  Fund Class I (a)                 1,166,209      11,510,487
                                               -------------
                                                 113,052,771
                                               -------------
Total Investments
  (Cost $352,856,524) (c)              100.0%    287,461,815
Liabilities in Excess of
  Cash and Other Assets                 (0.0)++     (102,079)
                                       -----    ------------
Net Assets                             100.0%  $ 287,359,736
                                       =====    ============





+    Percentages indicated are based on Fund
     net assets.
++   Less than one-tenth of a percent.
(a)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(b)  Non-income producing Underlying Fund.
(c)  At April 30, 2009, cost is $356,055,678
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized appreciation   $  1,047,480
     Gross unrealized depreciation    (69,641,343)
                                     ------------
     Net unrealized depreciation     $(68,593,863)
                                     ============





The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices               $287,461,815
Level 2--Other Significant
  Observable Inputs                            --
Level 3--Significant Unobservable
  Inputs                                       --
                                     ------------
Total                                $287,461,815
                                     ============



The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com
                                                                              37

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $352,856,524)                 $287,461,815
Cash                                       24,030
Receivables:
  Fund shares sold                        222,478
  Manager (See Note 3)                     34,036
Other assets                               62,975
                                     ------------
     Total assets                     287,805,334
                                     ------------
LIABILITIES:
Payables:
  Transfer agent (See Note 3)             153,884
  Fund shares redeemed                    113,115
  NYLIFE Distributors (See Note 3)        108,137
  Professional fees                        29,852
  Investment securities purchased          24,553
  Custodian                                 7,790
  Directors                                 1,820
  Shareholder communication                   392
Accrued expenses                            6,055
                                     ------------
  Total liabilities                       445,598
                                     ------------
Net assets                           $287,359,736
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.2 billion shares
  authorized                         $     34,001
Additional paid-in capital            374,408,771
                                     ------------
                                      374,442,772
Accumulated undistributed net
  investment income                     1,388,001
Accumulated net realized loss on
  investments                         (23,076,328)
Net unrealized depreciation on
  investments                         (65,394,709)
                                     ------------
Net assets                           $287,359,736
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 51,895,218
                                     ============
Shares of capital stock outstanding     6,123,145
                                     ============
Net asset value per share
  outstanding                        $       8.48
Maximum sales charge (5.50% of
  offering price)                            0.49
                                     ------------
Maximum offering price per share
  outstanding                        $       8.97
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $146,433,000
                                     ============
Shares of capital stock outstanding    17,292,079
                                     ============
Net asset value per share
  outstanding                        $       8.47
Maximum sales charge (5.50% of
  offering price)                            0.49
                                     ------------
Maximum offering price per share
  outstanding                        $       8.96
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 58,046,813
                                     ============
Shares of capital stock outstanding     6,907,327
                                     ============
Net asset value and offering price
  per share outstanding              $       8.40
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 27,026,642
                                     ============
Shares of capital stock outstanding     3,212,812
                                     ============
Net asset value and offering price
  per share outstanding              $       8.41
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  3,958,063
                                     ============
Shares of capital stock outstanding       466,012
                                     ============
Net asset value and offering price
  per share outstanding              $       8.49
                                     ============






38    MainStay Moderate Allocation Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                       $  5,296,130
                                     ------------
EXPENSES:
  Distribution/Service--Investor
     Class (See Note 3)                    57,629
  Distribution/Service--Class A
     (See Note 3)                         173,397
  Service--Class B (See Note 3)            69,052
  Service--Class C (See Note 3)            32,853
  Distribution--Class B (See Note
     3)                                   207,156
  Distribution--Class C (See Note
     3)                                    98,559
  Transfer agent--Investor Class
     (See Note 3)                          89,099
  Transfer agent--Class A (See Note
     3)                                    36,397
  Transfer agent--Classes B and C
     (See Note 3)                         157,630
  Transfer agent--Class I (See Note
     3)                                     1,044
  Shareholder communication                52,907
  Registration                             42,617
  Professional fees                        40,229
  Directors                                 7,340
  Custodian                                 3,878
  Miscellaneous                            11,044
                                     ------------
     Total expenses before
       reimbursement                    1,080,831
  Expense reimbursement from
     Manager
     (See Note 3)                        (193,724)
                                     ------------
     Net expenses                         887,107
                                     ------------
Net investment income                   4,409,023
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on affiliated
  investment company transactions     (19,877,201)
Net change in unrealized
  depreciation on investments          17,211,158
                                     ------------
Net realized and unrealized loss on
  investments                          (2,666,043)
                                     ------------
Net increase in net assets
  resulting from operations          $  1,742,980
                                     ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com
                                                                              39

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  4,409,023   $   6,186,567
 Net realized gain (loss) on
  investments from affiliated
  investment company
  transactions                  (19,877,201)      4,237,418
 Net change in unrealized
  appreciation (depreciation)
  on investments                 17,211,158    (105,719,988)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      1,742,980     (95,296,003)
                               ----------------------------
Dividends and distributions
 to shareholders:
 From net investment income:
    Investor Class               (1,390,000)             --
    Class A                      (4,313,928)     (5,041,399)
    Class B                      (1,235,626)     (1,449,024)
    Class C                        (596,495)       (691,952)
    Class I                        (129,723)       (183,220)
                               ----------------------------
                                 (7,665,772)     (7,365,595)
                               ----------------------------
 From net realized gain on investments:
    Investor Class                 (586,276)             --
    Class A                      (1,824,129)     (3,219,591)
    Class B                        (729,808)     (1,070,114)
    Class C                        (352,872)       (512,737)
    Class I                         (50,077)       (108,821)
                               ----------------------------
                                 (3,543,162)     (4,911,263)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                  (11,208,934)    (12,276,858)
                               ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         40,379,666     178,553,958
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              10,604,103      11,495,873
 Cost of shares redeemed        (37,682,416)    (88,353,378)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions          13,301,353     101,696,453
                               ----------------------------
    Net increase (decrease)
     in net assets                3,835,399      (5,876,408)

NET ASSETS:
Beginning of period             283,524,337     289,400,745
                               ----------------------------
End of period                  $287,359,736   $ 283,524,337
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $  1,388,001   $   4,644,750
                               ============================






40    MainStay Moderate Allocation Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    41

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                           INVESTOR CLASS
                                                    ---------------------------
                                                                      FEBRUARY
                                                                         28,                          CLASS A
                                                                       2008**       ------------------------------------------
                                                     SIX MONTHS        THROUGH      SIX MONTHS
                                                        ENDED          OCTOBER         ENDED
                                                      APRIL 30,          31,         APRIL 30,        YEAR ENDED OCTOBER 31,

                                                    --------------------------------------------------------------------------
                                                        2009*           2008           2009*          2008            2007
Net asset value at beginning of period                 $  8.77         $ 11.12       $   8.76       $  12.32        $  11.34
                                                       -------         -------       --------       --------        --------
Net investment income                                     0.14 (a)        0.14 (a)       0.14 (a)       0.24 (a)        0.27
Net realized and unrealized gain (loss) on
  investments                                            (0.06)          (2.49)         (0.06)         (3.29)           1.18
                                                       -------         -------       --------       --------        --------
Total from investment operations                          0.08           (2.35)          0.08          (3.05)           1.45
                                                       -------         -------       --------       --------        --------
Less dividends and distributions:
  From net investment income                             (0.26)             --          (0.26)         (0.31)          (0.20)
  From net realized gain on investments                  (0.11)             --          (0.11)         (0.20)          (0.27)
                                                       -------         -------       --------       --------        --------
Total dividends and distributions                        (0.37)             --          (0.37)         (0.51)          (0.47)
                                                       -------         -------       --------       --------        --------
Net asset value at end of period                       $  8.48         $  8.77       $   8.47       $   8.76        $  12.32
                                                       =======         =======       ========       ========        ========
Total investment return (c)                               0.94%(d)      (21.13%)(d)      0.93%(d)     (25.78%)         13.18%
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                   3.46%++         1.94% ++       3.51%++        2.17%           2.27%
  Net expenses (e)                                        0.45%++         0.45% ++       0.42%++        0.46%           0.46%
  Expenses (before reimbursement) (e)                     0.75%++         0.61% ++       0.42%++        0.46%           0.46%
Portfolio turnover rate                                     19%             40%            19%            40%             10%
Net assets at end of period (in 000's)                 $51,895         $46,290       $146,433       $146,133        $192,835
                                                             CLASS A
                                                    -------------------------
                                                                    APRIL 4,
                                                                     2005**
                                                    YEAR ENDED       THROUGH
                                                      OCTOBER        OCTOBER
                                                        31,            31,

                                                    -------------------------
                                                       2006           2005
Net asset value at beginning of period               $  10.35        $ 10.00
                                                     --------        -------
Net investment income                                    0.20 (a)       0.09 (a)
Net realized and unrealized gain (loss) on
  investments                                            1.04           0.28 (b)
                                                     --------        -------
Total from investment operations                         1.24           0.37
                                                     --------        -------
Less dividends and distributions:
  From net investment income                            (0.25)         (0.02)
  From net realized gain on investments                 (0.00)++          --
                                                     --------        -------
Total dividends and distributions                       (0.25)         (0.02)
                                                     --------        -------
Net asset value at end of period                     $  11.34        $ 10.35
                                                     ========        =======
Total investment return (c)                             12.18%          3.73%(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                  1.84%          1.42%++
  Net expenses (e)                                       0.45%          0.55%++
  Expenses (before reimbursement) (e)                    0.45%          0.97%++
Portfolio turnover rate                                    48%             2%
Net assets at end of period (in 000's)               $107,586        $24,080




                                                                                       CLASS C
                                                       ----------------------------------------------------------------------
                                                                                                                    APRIL 4,
                                                                                                                     2005**
                                                       SIX MONTHS                                                    THROUGH
                                                          ENDED                                                      OCTOBER
                                                        APRIL 30,              YEAR ENDED OCTOBER 31,                  31,

                                                       ----------------------------------------------------------------------
                                                          2009*          2008           2007           2006           2005

Net asset value at beginning of period                   $  8.66        $ 12.23        $ 11.30        $ 10.32        $10.00
                                                         -------        -------        -------        -------        ------
Net investment income                                       0.11 (a)       0.15 (a)       0.19           0.12 (a)      0.04 (a)
Net realized and unrealized gain (loss) on
  investments                                              (0.07)         (3.26)          1.17           1.03          0.29 (b)
                                                         -------        -------        -------        -------        ------
Total from investment operations                            0.04          (3.11)          1.36           1.15          0.33
                                                         -------        -------        -------        -------        ------
Less dividends and distributions:
  From net investment income                               (0.18)         (0.26)         (0.16)         (0.17)        (0.01)
  From net realized gain on investments                    (0.11)         (0.20)         (0.27)         (0.00)++         --
                                                         -------        -------        -------        -------        ------
Total dividends and distributions                          (0.29)         (0.46)         (0.43)         (0.17)        (0.01)
                                                         -------        -------        -------        -------        ------
Net asset value at end of period                         $  8.41        $  8.66        $ 12.23        $ 11.30        $10.32
                                                         =======        =======        =======        =======        ======
Total investment return (c)                                 0.53%(d)     (26.33%)        12.37%         11.31%         3.26%(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                     2.71%++        1.39%          1.52%          1.11%         0.67%++
  Net expenses (e)                                          1.20%++        1.22%          1.21%          1.20%         1.30%++
  Expenses (before reimbursement) (e)                       1.50%++        1.32%          1.21%          1.20%         1.72%++
Portfolio turnover rate                                       19%            40%            10%            48%            2%
Net assets at end of period (in 000's)                   $27,027        $27,005        $31,191        $15,192        $2,958




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





42    MainStay Moderate Allocation Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                Class B
      ----------------------------------------------------------
                                                       April 4,
      Six months                                        2005**
         ended                                         through
       April 30,        Year ended October 31,       October 31,

      ----------------------------------------------------------
         2009*        2008       2007       2006         2005
        $  8.65     $ 12.23    $ 11.30    $ 10.32      $ 10.00
        -------     -------    -------    -------      -------
           0.11 (a)    0.15 (a)   0.18       0.13 (a)     0.04 (a)
          (0.07)      (3.27)      1.18       1.02         0.29 (b)
        -------     -------    -------    -------      -------
           0.04       (3.12)      1.36       1.15         0.33
        -------     -------    -------    -------      -------

          (0.18)      (0.26)     (0.16)     (0.17)       (0.01)
          (0.11)      (0.20)     (0.27)     (0.00)++        --
        -------     -------    -------    -------      -------
          (0.29)      (0.46)     (0.43)     (0.17)       (0.01)
        -------     -------    -------    -------      -------
        $  8.40     $  8.65    $ 12.23    $ 11.30      $ 10.32
        =======     =======    =======    =======      =======
           0.54%(d)  (26.41%)    12.38%     11.31%        3.26%(d)

           2.71%++     1.38%      1.54%      1.21%        0.67%++
           1.20%++     1.22%      1.21%      1.20%        1.30%++
           1.50%++     1.32%      1.21%      1.20%        1.72%++
             19%         40%        10%        48%           2%
        $58,047     $58,738    $63,929    $37,649      $19,676




                               Class I
      --------------------------------------------------------
                                                     April 4,
      Six months                                      2005**
         ended                                       through
       April 30,       Year ended October 31,      October 31,

      --------------------------------------------------------
         2009*        2008      2007      2006         2005
        $ 8.80      $ 12.37    $11.36    $10.35       $10.00
        ------      -------    ------    ------       ------
          0.15         0.27 (a)  0.29      0.22 (a)     0.10 (a)
         (0.07)       (3.31)     1.20      1.06         0.28 (b)
        ------      -------    ------    ------       ------
          0.08        (3.04)     1.49      1.28         0.38
        ------      -------    ------    ------       ------

         (0.28)       (0.33)    (0.21)    (0.27)       (0.03)
         (0.11)       (0.20)    (0.27)    (0.00)++        --
        ------      -------    ------    ------       ------
         (0.39)       (0.53)    (0.48)    (0.27)       (0.03)
        ------      -------    ------    ------       ------
        $ 8.49      $  8.80    $12.37    $11.36       $10.35
        ======      =======    ======    ======       ======
          0.98%(d)   (25.54%)   13.44%    12.63%        3.80%(d)

          3.69%++      2.52%     2.66%     2.04%        1.72%++
          0.17%++      0.19%     0.18%     0.18%        0.25%++
          0.17%++      0.19%     0.18%     0.18%        0.67%++
            19%          40%       10%       48%           2%
        $3,958      $ 5,358    $1,446    $  105       $   10




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   43

MAINSTAY MODERATE GROWTH ALLOCATION FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR      (4/4/05)
---------------------------------------------------------
With sales charges         -7.18%    -32.93%      -3.56%
Excluding sales charges    -1.78     -29.03       -2.22




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                         BARCLAYS CAPITAL
                        MODERATE GROWTH    S&P 500(R)    MSCI EAFE(R)      U.S AGGREGATE
                        ALLOCATION FUND       INDEX          INDEX          BOND INDEX
                        ---------------    ----------    ------------    ----------------
4/4/05                        9450            10000          10000             10000
                              9280             9846           9879             10114
                             10822            11364          13187             10186
                             12227            13096          15800             10935
                             12154            12483          15519             11686
4/30/09                       8625             8075           8883             12134






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR      (4/4/05)
---------------------------------------------------------
With sales charges         -7.20%    -33.03%      -3.60%
Excluding sales charges    -1.80     -29.13       -2.25




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                         BARCLAYS CAPITAL
                        MODERATE GROWTH    S&P 500(R)    MSCI EAFE(R)      U.S AGGREGATE
                        ALLOCATION FUND       INDEX          INDEX          BOND INDEX
                        ---------------    ----------    ------------    ----------------
4/4/05                       23625            25000          25000             25000
                             23200            24616          24697             25285
                             27055            28411          32967             25464
                             30568            32740          39499             27338
                             30384            31209          38797             29215
4/30/09                      21534            20188          22206             30336






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR      (4/4/05)
---------------------------------------------------------
With sales charges         -6.84%    -33.04%      -3.39%
Excluding sales charges    -2.09     -29.63       -2.97




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                         BARCLAYS CAPITAL
                        MODERATE GROWTH    S&P 500(R)    MSCI EAFE(R)      U.S AGGREGATE
                        ALLOCATION FUND       INDEX          INDEX          BOND INDEX
                        ---------------    ----------    ------------    ----------------
4/4/05                       10000            10000          10000             10000
                              9820             9846           9879             10114
                             11353            11364          13187             10186
                             12739            13096          15800             10935
                             12568            12483          15519             11686
4/30/09                       8688             8075           8883             12134





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



44    MainStay Moderate Growth Allocation Fund

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR      (4/4/05)
---------------------------------------------------------
With sales charges         -3.04%    -30.31%      -2.97%
Excluding sales charges    -2.09     -29.62       -2.97




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                                 BARCLAYS CAPITAL
                                MODERATE GROWTH    S&P 500(R)    MSCI EAFE(R)      U.S AGGREGATE
                                ALLOCATION FUND       INDEX          INDEX          BOND INDEX
                                ---------------    ----------    ------------    ----------------
4/4/05                               10000            10000          10000             10000
                                      9820             9846           9879             10114
                                     11353            11364          13187             10186
                                     12739            13096          15800             10935
                                     12568            12483          15519             11686
4/30/09                               8845             8075           8883             12134






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR      (4/4/05)
---------------------------------------------------------
                           -1.57%    -28.86%      -1.89%




(PERFORMANCE GRAPH)

                                                                         BARCLAYS CAPITAL
                        MODERATE GROWTH    S&P 500(R)    MSCI EAFE(R)      U.S AGGREGATE
                        ALLOCATION FUND       INDEX          INDEX          BOND INDEX
                        ---------------    ----------    ------------    ----------------
4/4/05                       10000            10000          10000             10000
                              9820             9846           9879             10114
                             11504            11364          13187             10186
                             13050            13096          15800             10935
                             13004            12483          15519             11686
4/30/09                       9251             8075           8883             12134







 BENCHMARK PERFORMANCE                                           SIX       ONE       SINCE
                                                               MONTHS     YEAR     INCEPTION
S&P 500(R) Index(3)                                             -8.53%   -35.31%     -5.11%
MSCI EAFE(R) Index(4)                                           -2.64    -42.76       9.80
Barclays Capital U.S. Aggregate Bond Index(5)                    7.74      3.84       1.70
Average Lipper mixed-asset target allocation growth fund(6)     -1.74    -27.07      -2.53



   figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers(R) U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



                                                   mainstayinvestments.com    45

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE GROWTH ALLOCATION
FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $982.20         $2.21          $1,022.60         $2.26
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $982.00         $2.11          $1,022.70         $2.16
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $979.10         $5.89          $1,018.80         $6.01
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $979.10         $5.89          $1,018.80         $6.01
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $984.30         $0.89          $1,023.90         $0.90
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.45% for Investor Class, 0.43% for Class A, 1.20% for Class B and Class C and 0.18% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



46    MainStay Moderate Growth Allocation Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2009

(COMPOSITION PIE CHART)

Growth of Capital                               51.7
Total Return                                    28.5
Current Income                                  12.4
Capital Appreciation                             7.5
Liabilities in Excess of Cash and Other
  Assets                                        (0.1)





See Portfolio of Investments on page 51 for specific holdings within these categories.


                                                   mainstayinvestments.com    47

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY MODERATE GROWTH ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned -1.78% for Investor Class Shares, -1.80% for Class A shares, -2.09% for Class B shares and -2.09% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned -1.57%. Class I Share outperformed--and all other share classes underperformed--the -1.74% return of the average Lipper(1) mixed-asset target allocation growth fund. All share classes outperformed the -8.53% return of the S&P 500(R) Index(2) for the six months ended April 30, 2009. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 44 and 45 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds known as Underlying Funds. During the reporting period, the Fund's performance relative to its peers and its benchmark resulted primarily from the performance of the Underlying Funds in which the Fund invested. Underlying Funds that invested in mid-cap stocks, floating-rate debt and high-yield bonds contributed positively to the Fund's performance relative to the S&P 500(R) Index. (The S&P 500(R) Index contains no fixed-income securities.)

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds are selected based upon the type and country of issuance of the securities in which they invest, the average credit quality of those securities and their duration. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the reporting period, we changed the Fund in three important ways. First, we shifted assets from MainStay Indexed Bond Fund into MainStay Floating Rate Fund, MainStay High Yield Corporate Bond Fund and MainStay 130/30 High Yield Fund, all three of which invest in lower-quality debt instruments. This decision had a positive impact on the Fund's performance, as credit spreads(3) narrowed during the reporting period.

Second, we reduced the Fund's positions in MainStay Common Stock Fund and MainStay Growth Equity Fund and directed the proceeds primarily to their sister Funds, MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund. This decision detracted from the Fund's performance, as both of these MainStay 130/30 Funds struggled during the spring 2009 rally, when lower-quality securities outperformed their higher-quality counterparts.

Third, the Fund moved assets out of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund and redirected part of the proceeds to MainStay MAP Fund in an effort to further diversify the Fund across manager styles. This change did not have a material impact on the Fund's performance during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

MainStay Large Cap Growth Fund and MainStay ICAP International Fund generated the best returns among the Underlying Equity Funds in which the Fund invested. The worst returns came from MainStay Value Fund and MainStay Common Stock Fund.



----------
1. See footnote on page 45 for more information on Lipper Inc.
2. See footnote on page 45 for more information on the S&P 500(R) Index.
3. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGE 50 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


48    MainStay Moderate Growth Allocation Fund

WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay Large Cap Growth Fund was the strongest contributor to the Fund's performance, followed by MainStay 130/30 Growth Fund. MainStay Common Stock Fund, MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund were the Underlying Equity Funds that detracted the most from the Fund's performance.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Conditions were generally favorable for fixed-income investing during the reporting period. Interest rates on Treasury bills, notes and bonds fell as the Federal Open Market Committee targeted very low short-term interest rates and the Federal Reserve began to purchase bonds directly in an effort to bring down long-term borrowing costs. Signs that the economy may be nearing a low point brought further relief to the corporate bond markets in early 2009. Spreads narrowed considerably, although they remained wide by historical standards. Bank loans also performed quite well in our view, as liquidity issues within that market began to improve.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In light of the historic widening of corporate bond spreads in 2008 and the widespread anticipation of an eventual recovery, the Fund began on March 10 to implement a bias toward lower-quality instruments. We maintained this bias throughout the remainder of the reporting period, and the market rewarded this positioning.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S PERFORMANCE?

The Fund's best-performing Underlying Fixed-Income Fund holdings were MainStay 130/30 High Yield Fund and MainStay High Yield Corporate Bond Fund, both of which invest in lower-quality instruments.

MainStay Institutional Bond Fund and MainStay Intermediate Term Bond Fund were among the Fund's worst-performing Underlying Fixed Income Funds, although they both posted positive results during the reporting period.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    49

MainStay Moderate Growth Allocation Fund is a "fund of funds" that invests in other MainStay Funds, referred to as "Underlying Funds." The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield debt securities ("junk bonds") carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, FUND SHAREHOLDERS TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS HELD IN UNDERLYING FUNDS THAT ARE MONEY MARKET FUNDS AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS AS DISCUSSED IN NOTE 9.

Before making an investment in the Fund, you should consider all the risks associated with it.



50    MainStay Moderate Growth Allocation Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED




                                       SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 100.1%+
-------------------------------------------------------------

EQUITY FUNDS 80.5%
MainStay 130/30 Core
  Fund Class I (a)                  3,111,868   $  17,084,157
MainStay 130/30 Growth
  Fund Class I (a)(b)               1,066,794       6,859,487
MainStay 130/30 International
  Fund Class I (a)(b)               2,840,062      13,831,100
MainStay All Cap Growth
  Fund Class I (b)                    129,566       2,093,786
MainStay Common Stock
  Fund Class I (a)                  4,637,810      38,772,091
MainStay Growth Equity
  Fund Class I (a)                  1,132,756       9,107,359
MainStay ICAP Equity
  Fund Class I                        730,352      17,988,581
MainStay ICAP International
  Fund Class I                        631,419      13,853,331
MainStay ICAP Select Equity
  Fund Class I                        758,412      18,118,472
MainStay International Equity
  Fund Class I                      1,400,382      13,681,729
MainStay Large Cap Growth
  Fund Class I (b)                  8,362,738      40,810,162
MainStay MAP
  Fund Class I                        965,349      20,899,804
MainStay Mid Cap Core
  Fund Class I (a)                    102,471       1,540,138
MainStay Mid Cap Growth
  Fund Class I (b)                    122,733         981,861
MainStay S&P 500 Index
  Fund Class I                         77,325       1,558,097
MainStay Small Company Value
  Fund Class I                         72,788         701,681
MainStay Value
  Fund Class I (a)                    460,632       5,324,904
                                                -------------
                                                  223,206,740
                                                -------------

FIXED INCOME FUNDS 19.6%
MainStay 130/30 High Yield
  Fund Class I (a)                  1,141,282      10,054,695
MainStay Floating Rate
  Fund Class I (a)                  2,128,228      17,004,541
MainStay High Yield Corporate
  Bond
  Fund Class I                      1,519,266       7,231,708
MainStay Indexed Bond
  Fund Class I                      1,280,040      14,042,038
MainStay Institutional Bond
  Fund Class I                        309,029       3,013,034
MainStay Intermediate Term
  Bond
  Fund Class I                        304,719       3,007,577
                                                -------------
                                                   54,353,593
                                                -------------
Total Investments
  (Cost $377,728,561) (c)               100.1%    277,560,333
Liabilities in Excess of
  Cash and Other Assets                  (0.1)       (261,657)
                                        -----    ------------
Net Assets                              100.0%  $ 277,298,676
                                        =====    ============





+    Percentages indicated are based on Fund
     net assets.
(a)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(b)  Non-income producing Underlying Fund.
(c)  At April 30, 2009, cost is $379,887,302
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $     377,415
Gross unrealized depreciation       (102,704,384)
                                   -------------
Net unrealized depreciation        $(102,326,969)
                                   =============





The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices               $277,560,333
Level 2--Other Significant
  Observable Inputs                            --
Level 3--Significant Unobservable
  Inputs                                       --
                                     ------------
Total                                $277,560,333
                                     ============



The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com
                                                                              51

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED



ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $377,728,561)                 $ 277,560,333
Cash                                        42,121
Receivables:
  Fund shares sold                         187,542
  Manager (See Note 3)                      44,718
  Dividends                                  1,399
Other assets                                66,266
                                     -------------
     Total assets                      277,902,379
                                     -------------
LIABILITIES:
Payables:
  Transfer agent (See Note 3)              226,376
  Fund shares redeemed                     177,827
  NYLIFE Distributors (See Note 3)         110,173
  Investment securities purchased           43,095
  Professional fees                         30,136
  Custodian                                  7,402
  Directors                                  2,069
Accrued expenses                             6,625
                                     -------------
     Total liabilities                     603,703
                                     -------------
Net assets                           $ 277,298,676
                                     =============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.3 billion shares
  authorized                         $      35,244
Additional paid-in capital             399,604,715
                                     -------------
                                       399,639,959
Accumulated undistributed net
  investment income                        567,234
Accumulated net realized loss on
  investments                          (22,740,289)
Net unrealized depreciation on
  investments                         (100,168,228)
                                     -------------
Net assets                           $ 277,298,676
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  70,200,796
                                     =============
Shares of capital stock outstanding      8,890,319
                                     =============
Net asset value per share
  outstanding                        $        7.90
Maximum sales charge (5.50% of
  offering price)                             0.46
                                     -------------
Maximum offering price per share
  outstanding                        $        8.36
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $ 114,126,771
                                     =============
Shares of capital stock outstanding     14,460,151
                                     =============
Net asset value per share
  outstanding                        $        7.89
Maximum sales charge (5.50% of
  offering price)                             0.46
                                     -------------
Maximum offering price per share
  outstanding                        $        8.35
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $  74,197,900
                                     =============
Shares of capital stock outstanding      9,492,953
                                     =============
Net asset value and offering price
  per share outstanding              $        7.82
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $  18,195,700
                                     =============
Shares of capital stock outstanding      2,327,870
                                     =============
Net asset value and offering price
  per share outstanding              $        7.82
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $     577,509
                                     =============
Shares of capital stock outstanding         72,684
                                     =============
Net asset value and offering price
  per share outstanding              $        7.95
                                     =============







52    MainStay Moderate Growth Allocation Fund        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                       $  4,982,458
                                     ------------
EXPENSES:
  Transfer agent--Investor Class
     (See Note 3)                         146,781
  Transfer agent--Class A (See Note
     3)                                    36,088
  Transfer agent--Classes B and C
     (See Note 3)                         212,469
  Transfer agent--Class I (See Note
     3)                                       162
  Distribution--Class B (See Note
     3)                                   261,920
  Distribution--Class C (See Note
     3)                                    65,563
  Distribution/Service--Investor
     Class (See Note 3)                    75,524
  Distribution/Service--Class A
     (See Note 3)                         140,909
  Service--Class B (See Note 3)            87,306
  Service--Class C (See Note 3)            21,854
  Shareholder communication                46,110
  Registration                             43,087
  Professional fees                        40,185
  Directors                                 7,420
  Custodian                                 3,399
  Miscellaneous                            11,442
                                     ------------
     Total expenses before
       reimbursement                    1,200,219
  Expense reimbursement from
     Manager
     (See Note 3)                        (297,774)
                                     ------------
     Net expenses                         902,445
                                     ------------
Net investment income                   4,080,013
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on affiliated
  investment company transactions     (20,581,298)
Net change in unrealized
  depreciation on investments          10,329,338
                                     ------------
Net realized and unrealized loss on
  investments                         (10,251,960)
                                     ------------
Net decrease in net assets
  resulting from operations          $ (6,171,947)
                                     ============






The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com
                                                                              53

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009            2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $  4,080,013   $   3,891,497
 Net realized gain (loss) on
  investments from affiliated
  investment company
  transactions                  (20,581,298)      7,148,236
 Net change in unrealized
  appreciation (depreciation)
  on investments                 10,329,338    (144,787,213)
                               ----------------------------
 Net decrease in net assets
  resulting from operations      (6,171,947)   (133,747,480)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class               (1,500,500)             --
    Class A                      (2,923,165)     (6,025,698)
    Class B                      (1,149,198)     (2,097,936)
    Class C                        (293,037)       (600,917)
    Class I                         (13,951)        (28,220)
                               ----------------------------
                                 (5,879,851)     (8,752,771)
                               ----------------------------
 From net realized gain on investments:
    Investor Class                 (844,025)             --
    Class A                      (1,651,934)     (4,392,268)
    Class B                      (1,019,418)     (1,964,951)
    Class C                        (258,701)       (561,610)
    Class I                          (6,933)        (18,915)
                               ----------------------------
                                 (3,781,011)     (6,937,744)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (9,660,862)    (15,690,515)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         33,094,382     178,516,430
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               9,327,482      15,115,099
 Cost of shares redeemed        (33,990,089)    (88,498,373)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions           8,431,775     105,133,156
                               ----------------------------
    Net decrease in net
     assets                      (7,401,034)    (44,304,839)

NET ASSETS:
Beginning of period             284,699,710     329,004,549
                               ----------------------------
End of period                  $277,298,676   $ 284,699,710
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $    567,234   $   2,367,072
                               ============================







54    MainStay Moderate Growth Allocation Fund        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    55

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                           INVESTOR CLASS
                                                    ---------------------------
                                                                      FEBRUARY
                                                                         28,                          CLASS A
                                                                       2008**       ------------------------------------------
                                                     SIX MONTHS        THROUGH      SIX MONTHS
                                                        ENDED          OCTOBER         ENDED
                                                      APRIL 30,          31,         APRIL 30,        YEAR ENDED OCTOBER 31,

                                                    --------------------------------------------------------------------------
                                                        2009*           2008           2009*          2008            2007
Net asset value at beginning of period                 $  8.36         $ 11.37       $   8.35       $  13.10        $  11.68
                                                       -------         -------       --------       --------        --------
Net investment income (loss)                              0.12 (a)        0.15 (a)       0.13 (a)       0.15 (a)        0.20
Net realized and unrealized gain (loss) on
  investments                                            (0.27)          (3.16)         (0.29)         (4.28)           1.60
                                                       -------         -------       --------       --------        --------
Total from investment operations                         (0.15)          (3.01)         (0.16)         (4.13)           1.80
                                                       -------         -------       --------       --------        --------
Less dividends and distributions:
  From net investment income                             (0.20)             --          (0.19)         (0.36)          (0.15)
  From net realized gain on investments                  (0.11)             --          (0.11)         (0.26)          (0.23)
                                                       -------         -------       --------       --------        --------
Total dividends and distributions                        (0.31)             --          (0.30)         (0.62)          (0.38)
                                                       -------         -------       --------       --------        --------
Net asset value at end of period                       $  7.90         $  8.36       $   7.89       $   8.35        $  13.10
                                                       =======         =======       ========       ========        ========
Total investment return (c)                              (1.78%)(d)     (26.47%)(d)     (1.80%)(d)    (32.92%)         15.83%
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                            3.32% ++        2.16% ++       3.42% ++       1.30%           1.46%
  Net expenses (e)                                        0.45% ++        0.45% ++       0.43% ++       0.46%           0.46%
  Expenses (before reimbursement) (e)                     0.85% ++        0.67% ++       0.43% ++       0.49%           0.49%
Portfolio turnover rate                                     14%             40%            14%            40%             13%
Net assets at end of period (in 000's)                 $70,201         $61,901       $114,127       $127,086        $207,499
                                                             CLASS A
                                                    -------------------------
                                                                    APRIL 4,
                                                                     2005**
                                                    YEAR ENDED       THROUGH
                                                      OCTOBER        OCTOBER
                                                        31,            31,

                                                    -------------------------
                                                       2006           2005
Net asset value at beginning of period               $  10.46        $ 10.00
                                                     --------        -------
Net investment income (loss)                             0.11 (a)       0.03(a)
Net realized and unrealized gain (loss) on
  investments                                            1.35           0.43(b)
                                                     --------        -------
Total from investment operations                         1.46           0.46
                                                     --------        -------
Less dividends and distributions:
  From net investment income                            (0.24)            --
  From net realized gain on investments                 (0.00)++          --
                                                     --------        -------
Total dividends and distributions                       (0.24)            --
                                                     --------        -------
Net asset value at end of period                     $  11.68        $ 10.46
                                                     ========        =======
Total investment return (c)                             14.20%          4.60%(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                           0.98%          0.48%++
  Net expenses (e)                                       0.43%          0.56%++
  Expenses (before reimbursement) (e)                    0.43%          1.05%++
Portfolio turnover rate                                    61%             2%
Net assets at end of period (in 000's)               $112,099        $22,617




                                                                                     CLASS C
                                                    ------------------------------------------------------------------------
                                                                                                                   APRIL 4,
                                                                                                                    2005**
                                                     SIX MONTHS                                                     THROUGH
                                                        ENDED                                                       OCTOBER
                                                      APRIL 30,               YEAR ENDED OCTOBER 31,                  31,

                                                    ------------------------------------------------------------------------
                                                        2009*           2008           2007           2006           2005
Net asset value at beginning of period                 $  8.23         $ 12.93        $ 11.60        $ 10.42        $10.00
                                                       -------         -------        -------        -------        ------
Net investment income (loss)                              0.10 (a)        0.06 (a)       0.13           0.03 (a)     (0.01) (a)
Net realized and unrealized gain (loss) on
  investments                                            (0.28)          (4.22)          1.56           1.34          0.43 (b)
                                                       -------         -------        -------        -------        ------
Total from investment operations                         (0.18)          (4.16)          1.69           1.37          0.42
                                                       -------         -------        -------        -------        ------
Less dividends and distributions:
  From net investment income                             (0.12)          (0.28)         (0.13)         (0.19)           --
  From net realized gain on investments                  (0.11)          (0.26)         (0.23)         (0.00)++         --
                                                       -------         -------        -------        -------        ------
Total dividends and distributions                        (0.23)          (0.54)         (0.36)         (0.19)           --
                                                       -------         -------        -------        -------        ------
Net asset value at end of period                       $  7.82         $  8.23        $ 12.93        $ 11.60        $10.42
                                                       =======         =======        =======        =======        ======
Total investment return (c)                              (2.09%)(d)     (33.42%)        14.95%         13.28%         4.20% (d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                            2.66% ++        0.50%          0.73%          0.25%        (0.27%)++
  Net expenses (e)                                        1.20% ++        1.22%          1.21%          1.18%         1.31% ++
  Expenses (before reimbursement) (e)                     1.60% ++        1.36%          1.24%          1.18%         1.80% ++
Portfolio turnover rate                                     14%             40%            13%            61%            2%
Net assets at end of period (in 000's)                 $18,196         $18,993        $27,284        $15,639        $3,347




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





56    MainStay Moderate Growth Allocation Fund        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                CLASS B
      -----------------------------------------------------------
                                                        APRIL 4,
      SIX MONTHS                                         2005**
         ENDED                                          THROUGH
       APRIL 30,         YEAR ENDED OCTOBER 31,       OCTOBER 31,

      -----------------------------------------------------------
         2009*         2008       2007       2006         2005
        $  8.23      $ 12.93    $ 11.60    $ 10.42      $ 10.00
        -------      -------    -------    -------      -------
           0.10 (a)     0.05 (a)   0.12       0.04 (a)    (0.01)(a)
          (0.28)       (4.21)      1.57       1.33         0.43 (b)
        -------      -------    -------    -------      -------
          (0.18)       (4.16)      1.69       1.37         0.42
        -------      -------    -------    -------      -------

          (0.12)       (0.28)     (0.13)     (0.19)          --
          (0.11)       (0.26)     (0.23)     (0.00)++        --
        -------      -------    -------    -------      -------
          (0.23)       (0.54)     (0.36)     (0.19)          --
        -------      -------    -------    -------      -------
        $  7.82      $  8.23    $ 12.93    $ 11.60      $ 10.42
        =======      =======    =======    =======      =======
          (2.09%)(d)  (33.42%)    14.95%     13.28%        4.20% (d)

           2.60% ++     0.48%      0.73%      0.32%       (0.27%)++
           1.20% ++     1.22%      1.21%      1.18%        1.31% ++
           1.60% ++     1.37%      1.24%      1.18%        1.80% ++
             14%          40%        13%        61%           2%
        $74,198      $76,188    $93,540    $48,046      $17,453




                               CLASS I
      --------------------------------------------------------
                                                     APRIL 4,
      SIX MONTHS                                      2005**
         ENDED                                       THROUGH
       APRIL 30,       YEAR ENDED OCTOBER 31,      OCTOBER 31,

      --------------------------------------------------------
         2009*        2008      2007      2006        2005
        $ 8.42      $ 13.20    $11.74    $10.47       $10.00
        ------      -------    ------    ------       ------
          0.13 (a)     0.17 (a)  0.22      0.15 (a)     0.04(a)
         (0.27)       (4.30)     1.63      1.38         0.43(b)
        ------      -------    ------    ------       ------
         (0.14)       (4.13)     1.85      1.53         0.47
        ------      -------    ------    ------       ------

         (0.22)       (0.39)    (0.16)    (0.26)          --
         (0.11)       (0.26)    (0.23)    (0.00)++        --
        ------      -------    ------    ------       ------
         (0.33)       (0.65)    (0.39)    (0.26)          --
        ------      -------    ------    ------       ------
        $ 7.95      $  8.42    $13.20    $11.74       $10.47
        ======      =======    ======    ======       ======
         (1.57%)(d)  (32.72%)   16.17%    14.86%        4.70%(d)

          3.54% ++     1.51%     1.46%     1.36%        0.79%++
          0.18% ++     0.22%     0.25%     0.17%        0.25%++
          0.18% ++     0.26%     0.31%     0.17%        0.74%++
            14%          40%       13%       61%           2%
        $  578      $   532    $  681    $   12       $   10




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   57

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds" and each individually, referred to as a "Fund"). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund (collectively referred to as the "Allocation Funds" and each individually referred to as an "Allocation Fund"). Each is a diversified fund.

The Allocation Funds each currently offer five classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The investment objective for each of the Allocation Funds is as follows:

The CONSERVATIVE ALLOCATION FUND seeks current income and, secondarily, long-term growth of capital.

The GROWTH ALLOCATION FUND seeks long-term growth of capital.

The MODERATE ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The MODERATE GROWTH ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The Allocation Funds are funds-of-funds and may invest in other Funds of the Company as well as funds of Eclipse Funds and The MainStay Funds, each a Massachusetts business trust, and ICAP Funds, Inc., a Maryland Corporation, for which New York Life Investment Management LLC also serves as manager ("Underlying Funds").

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Allocation Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments in Underlying Funds are valued at their NAV at the close of business each day. The Allocation Funds' other investments and securities held by the Underlying Funds are valued as described below.

Debt securities are valued at prices supplied by a pricing agent or broker selected by the funds' manager in consultation with the funds' subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the funds' manager in consultation with the funds' subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the funds are open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the funds' Board of Directors/Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into


58    MainStay Allocation Funds
default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the fund's manager, reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Allocation Funds did not hold securities that were valued in such a manner.

The Allocation Funds adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Allocation Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Allocation Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for each Allocation Fund's investments is included at the end of each Allocation Fund's Portfolio of Investments.

The valuation techniques used by the Allocation Funds to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Underlying Funds utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Allocation Funds' financial statement disclosures.

(B) FEDERAL INCOME TAXES. Each of the Allocation Funds is treated as a separate entity for federal income tax purposes. The Allocation Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Allocation Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Allocation Funds have not recorded any tax liabilities pursuant to FIN 48. Each of the Allocation Funds' tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Allocation Funds' financial statements upon adoption. The Manager continually reviews the Allocation Funds' tax positions and

                                                   mainstayinvestments.com    59
such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Allocation Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the respective Allocation Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Allocation Funds in proportion to the net assets of the respective Allocation Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by each Allocation Fund, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Allocation Funds may vary.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Allocation Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Allocation Funds' Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Allocation Funds and all the operational expenses that are not the responsibility of the Allocation Funds. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Investments, serves as Subadvisor to the Allocation Funds and is responsible for the day-to-day portfolio management of the Allocation Funds. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the Manager by the Underlying Funds in which the Allocation Funds invest.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments entered into a written expense limitation agreement under which it agreed to reimburse the expenses of the appropriate class of the Allocation Funds so that the class' total ordinary operating


60    MainStay Allocation Funds
expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which an Allocation Fund invests) do not exceed the following percentages of average daily net assets for each class:

                     INVESTOR
                       CLASS   CLASS A  CLASS B  CLASS C  CLASS I
MainStay
  Conservative
  Allocation Fund      0.50%     0.50%    1.25%    1.25%    0.25%
-----------------------------------------------------------------
MainStay Growth
  Allocation Fund      0.50      0.47     1.25     1.25     0.25
-----------------------------------------------------------------
MainStay Moderate
  Allocation Fund      0.45      0.45     1.20     1.20     0.25
-----------------------------------------------------------------
MainStay Moderate
  Growth Allocation
  Fund                 0.45      0.43     1.20     1.20     0.25
-----------------------------------------------------------------



These expense limitations may be modified or terminated only with the approval of the Board of Directors. Under each of the expense limitation agreements discussed above, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Allocation Funds pursuant to the agreements if such action does not cause the Allocation Funds to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments reimbursed expenses of the Allocation Funds as follows:

                                          TOTAL
MainStay Conservative Allocation Fund  $ 66,858
-----------------------------------------------
MainStay Growth Allocation Fund         212,285
-----------------------------------------------
MainStay Moderate Allocation Fund       193,724
-----------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                  297,774
-----------------------------------------------



As of April 30, 2009, the amounts of waived expenses that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                                   OCTOBER 31,
                         2009     2010      2011      2012     TOTAL
MainStay
  Conservative
  Allocation Fund     $36,386  $   860  $ 52,726  $ 66,858  $156,830
--------------------------------------------------------------------
MainStay Growth
  Allocation Fund      16,114   87,980   277,550   212,285   593,929
--------------------------------------------------------------------
MainStay Moderate
  Allocation Fund          --       --   144,330   193,724   338,054
--------------------------------------------------------------------
MainStay Moderate
  Growth Allocation
  Fund                     --   64,415   323,466   297,774   685,655
--------------------------------------------------------------------



State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Allocation Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Allocation Funds, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds, with respect to each class of shares, other than Class I shares, have adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from each applicable Allocation Fund at an annual rate of 0.25% of the average daily net assets of the Allocation Funds' Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Allocation Funds for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, each applicable Allocation Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Allocation Fund, at an annual rate of 0.75% of the average daily net assets of the Allocation Funds' Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Allocation Funds also incur a shareholder service fee at an annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Allocation Funds. Class I shares are not subject to a distribution or service fee.


                                                   mainstayinvestments.com    61

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds' shares and service activities.

(C) SALES CHARGES. The Allocation Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the six-month period ended April 30, 2009, as follows:

 MAINSTAY CONSERVATIVE ALLOCATION
FUND
Investor Class                         $21,032
----------------------------------------------
Class A                                 23,715
----------------------------------------------




 MAINSTAY GROWTH ALLOCATION FUND
Investor Class                         $47,538
----------------------------------------------
Class A                                 12,956
----------------------------------------------




 MAINSTAY MODERATE ALLOCATION FUND
Investor Class                         $45,897
----------------------------------------------
Class A                                 28,899
----------------------------------------------




 MAINSTAY MODERATE GROWTH ALLOCATION
FUND
Investor Class                         $70,338
----------------------------------------------
Class A                                 20,408
----------------------------------------------



The Allocation Funds were also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares, for the six-month period ended April 30, 2009, as follows:

 MAINSTAY CONSERVATIVE ALLOCATION
FUND
Class A                                $ 4,461
----------------------------------------------
Class B                                 28,452
----------------------------------------------
Class C                                  4,210
----------------------------------------------




 MAINSTAY GROWTH ALLOCATION FUND
Investor Class                         $     6
----------------------------------------------
Class A                                      1
----------------------------------------------
Class B                                 43,656
----------------------------------------------
Class C                                  1,305
----------------------------------------------




 MAINSTAY MODERATE ALLOCATION FUND
Investor Class                         $    61
----------------------------------------------
Class A                                  2,197
----------------------------------------------
Class B                                 59,757
----------------------------------------------
Class C                                  2,719
----------------------------------------------




 MAINSTAY MODERATE GROWTH ALLOCATION
FUND
Investor Class                         $    15
----------------------------------------------
Class A                                     29
----------------------------------------------
Class B                                 85,028
----------------------------------------------
Class C                                  2,680
----------------------------------------------



(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Allocation Funds' transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Allocation Funds for the six-month period ended April 30, 2009, were as follows:

MainStay Conservative Allocation Fund  $118,075
-----------------------------------------------
MainStay Growth Allocation Fund         269,986
-----------------------------------------------
MainStay Moderate Allocation Fund       284,170
-----------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                  395,500
-----------------------------------------------



(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Allocation Funds with the following values and percentages of net assets as follows:

 MAINSTAY CONSERVATIVE
ALLOCATION FUND
Class I                           $10,491    1.1%
------------------------------------------------




 MAINSTAY GROWTH ALLOCATION FUND
Class I                             8,638    1.0
------------------------------------------------




 MAINSTAY MODERATE ALLOCATION FUND
Class I                             9,971    0.3
------------------------------------------------




 MAINSTAY MODERATE GROWTH
ALLOCATION FUND
Class I                             9,250    1.6
------------------------------------------------






62    MainStay Allocation Funds

At April 30, 2009, the Allocation Funds held the following percentages of outstanding shares of affiliated investment companies:

 MAINSTAY CONSERVATIVE ALLOCATION FUND
MainStay 130/30 Core Fund Class I         5.0%
---------------------------------------------
MainStay 130/30 Growth Fund Class I       3.3
---------------------------------------------
MainStay 130/30 High Yield Fund Class I   6.1
---------------------------------------------
MainStay 130/30 International Fund
  Class I                                 2.8
---------------------------------------------
MainStay Common Stock Fund Class I        3.5
---------------------------------------------
MainStay Floating Rate Fund Class I      10.6
---------------------------------------------
MainStay Growth Equity Fund Class I       4.4
---------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 0.9
---------------------------------------------
MainStay ICAP Equity Fund Class I         1.0
---------------------------------------------
MainStay ICAP International Fund Class
  I                                       0.7
---------------------------------------------
MainStay ICAP Select Equity Class I       0.5
---------------------------------------------
MainStay Indexed Bond Fund Class I       11.0
---------------------------------------------
MainStay Institutional Bond Fund Class
  I                                       3.8
---------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 5.1
---------------------------------------------
MainStay International Equity Fund
  Class I                                 0.9
---------------------------------------------
MainStay Large Cap Growth Fund Class I    1.1
---------------------------------------------
MainStay MAP Fund Class I                 1.3
---------------------------------------------
MainStay Mid Cap Core Fund Class I        1.3
---------------------------------------------
MainStay S&P 500 Index Fund Class I       0.1
---------------------------------------------
MainStay Value Fund Class I               1.9
---------------------------------------------




 MAINSTAY GROWTH ALLOCATION FUND
MainStay 130/30 Core Fund Class I         8.4%
---------------------------------------------
MainStay 130/30 Growth Fund Class I       6.2
---------------------------------------------
MainStay 130/30 International Fund
  Class I                                10.9
---------------------------------------------
MainStay Capital Appreciation Fund
  Class I                                98.7
---------------------------------------------
MainStay Common Stock Fund Class I        8.1
---------------------------------------------
MainStay Growth Equity Fund Class I      11.1
---------------------------------------------
MainStay ICAP Equity Fund Class I         1.7
---------------------------------------------
MainStay ICAP International Fund Class
  I                                       2.5
---------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                       0.9
---------------------------------------------
MainStay International Equity Fund
  Class I                                 3.5
---------------------------------------------
MainStay Large Cap Growth Fund Class I    2.8
---------------------------------------------
MainStay MAP Fund Class I                 3.5
---------------------------------------------
MainStay Mid Cap Core Fund Class I       13.5
---------------------------------------------
MainStay Mid Cap Growth Fund Class I      0.8
---------------------------------------------
MainStay S&P 500 Index Fund Class I       0.2
---------------------------------------------
MainStay Small Company Value Fund Class
  I                                       0.6
---------------------------------------------
MainStay Value Fund Class I              13.1
---------------------------------------------




 MAINSTAY MODERATE ALLOCATION FUND
MainStay 130/30 Core Fund Class I         13.0%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       15.5
----------------------------------------------
MainStay 130/30 High Yield Fund Class I    8.0
----------------------------------------------
MainStay 130/30 International Fund Class
  I                                       11.0
----------------------------------------------
MainStay Common Stock Fund Class I        10.4
----------------------------------------------
MainStay Floating Rate Fund Class I       14.1
----------------------------------------------
MainStay Growth Equity Fund Class I        9.2
----------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                  1.1
----------------------------------------------
MainStay ICAP Equity Fund Class I          2.8
----------------------------------------------
MainStay ICAP International Fund Class I   2.6
----------------------------------------------
MainStay ICAP Select Equity Fund Class I   1.4
----------------------------------------------
MainStay Indexed Bond Fund Class I        14.4
----------------------------------------------
MainStay Institutional Bond Fund Class I   5.0
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                  6.7
----------------------------------------------
MainStay International Equity Fund Class
  I                                        3.5
----------------------------------------------
MainStay Large Cap Growth Fund Class I     3.3
----------------------------------------------
MainStay MAP Fund Class I                  3.5
----------------------------------------------
MainStay S&P 500 Index Fund Class I        0.0++
----------------------------------------------
MainStay Value Fund Class I                9.8
----------------------------------------------



++ Less than one-tenth of a percent.

 MAINSTAY MODERATE GROWTH ALLOCATION
FUND
MainStay 130/30 Core Fund Class I         13.4%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       10.0
----------------------------------------------
MainStay 130/30 High Yield Fund Class I    7.6
----------------------------------------------
MainStay 130/30 International Fund Class
  I                                       15.6
----------------------------------------------
MainStay All Cap Growth Fund Class I       1.4
----------------------------------------------
MainStay Common Stock Fund Class I        12.8
----------------------------------------------
MainStay Floating Rate Fund Class I       13.3
----------------------------------------------
MainStay Growth Equity Fund Class I       17.3
----------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                  1.1
----------------------------------------------
MainStay ICAP Equity Fund Class I          3.1
----------------------------------------------
MainStay ICAP International Fund Class I   3.7
----------------------------------------------
MainStay ICAP Select Equity Fund Class I   1.6
----------------------------------------------
MainStay Indexed Bond Fund Class I         3.8
----------------------------------------------
MainStay Institutional Bond Fund Class I   1.3
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                  1.8
----------------------------------------------
MainStay International Equity Fund Class
  I                                        4.9
----------------------------------------------
MainStay Large Cap Growth Fund Class I     4.3
----------------------------------------------
MainStay MAP Fund Class I                  4.7
----------------------------------------------
MainStay Mid Cap Core Fund Class I        13.9
----------------------------------------------
MainStay Mid Cap Growth Fund Class I       2.4
----------------------------------------------
MainStay S&P 500 Index Fund Class I        0.1
----------------------------------------------
MainStay Small Company Value Fund Class
  I                                        1.0
----------------------------------------------
MainStay Value Fund Class I               27.7
----------------------------------------------





                                                   mainstayinvestments.com    63

(G) OTHER.   Pursuant to the Management Agreement, the cost of legal services provided to the Allocation Funds by the Office of the General Counsel of New York Life Investments are payable directly by the Allocation Funds. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay Conservative Allocation Fund   $ 7,018
-----------------------------------------------
MainStay Growth Allocation Fund           6,804
-----------------------------------------------
MainStay Moderate Allocation Fund        13,825
-----------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                   13,363
-----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2008 , shown in the Statement of Changes in Net Assets, was as follows:

                                        2008
                         ----------------------------------

                             TAX-BASED            TAX-BASED
                         DISTRIBUTIONS   DISTRIBUTIONS FROM
                         FROM ORDINARY    LONG-TERM CAPITAL
                                INCOME                GAINS
MainStay Conservative
  Allocation Fund           $6,147,310           $1,300,880
-----------------------------------------------------------
MainStay Growth
  Allocation Fund            4,226,390            4,904,939
-----------------------------------------------------------
MainStay Moderate
  Allocation Fund            7,440,213            4,836,645
-----------------------------------------------------------
MainStay Moderate
  Growth Allocation
  Fund                       8,935,400            6,755,115
-----------------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Allocation Funds. Custodial fees are charged to the Allocation Funds based on the market value of securities in the Allocation Funds and the number of certain cash transactions incurred by the Allocation Funds.

NOTE 6--LINE OF CREDIT:

The Allocation Funds, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Allocation Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Allocation Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Allocation Funds on the line of credit during the six-month period ended April 30, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of securities were as follows:

                                 PURCHASES     SALES
MainStay Conservative
  Allocation Fund                  $27,115   $30,068
----------------------------------------------------
MainStay Growth Allocation Fund     22,947    20,055
----------------------------------------------------
MainStay Moderate Allocation
  Fund                              56,643    52,277
----------------------------------------------------
MainStay Moderate Growth
  Allocation Fund                   39,729    38,306
----------------------------------------------------



NOTE 8--CAPITAL SHARE TRANSACTIONS:

MAINSTAY CONSERVATIVE ALLOCATION FUND


 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                      649,247   $  5,478,291
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               65,855        562,464
Shares redeemed                 (348,252)    (2,914,817)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     366,850      3,125,938
Shares converted into
  Investor Class (See Note
  1)                             132,670      1,089,359
Shares converted from
  Investor Class (See Note
  1)                             (63,774)      (551,034)
                              -------------------------
Net increase                     435,746   $  3,664,263
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                    1,261,244   $ 13,069,911
Shares issued to
  shareholders in
  reinvestment of dividends       24,166        246,034
Shares redeemed                 (389,462)    (2,709,518)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     895,948     10,606,427
Shares converted into
  Investor Class (See Note
  1)                           1,178,786     12,325,525
Shares converted from
  Investor Class (See Note
  1)                            (118,619)    (2,398,867)
                              -------------------------
Net increase                   1,956,115   $ 20,533,085
                              =========================

(a) Investor Class shares were first offered on February 28, 2008.




64    MainStay Allocation Funds

 CLASS A                          SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                    1,291,153   $ 10,868,705
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              263,908      2,252,911
Shares redeemed               (1,955,318)   (16,459,203)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (400,257)    (3,337,587)
Shares converted into Class
  A
  (See Note 1)                   123,808      1,055,144
Shares converted from Class
  A
  (See Note 1)                   (54,718)      (460,727)
                              -------------------------
Net decrease                    (331,167)  $ (2,743,170)
                              =========================
Year ended October 31, 2008:
Shares sold                    5,886,322   $ 61,838,563
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              427,885      4,547,634
Shares redeemed               (3,028,501)   (30,716,025)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   3,285,706     35,670,172
Shares converted into Class
  A
  (See Note 1)                   477,805      4,974,200
Shares converted from Class
  A
  (See Note 1)                (1,095,484)   (11,456,437)
                              -------------------------
Net increase                   2,668,027   $ 29,187,935
                              =========================

 CLASS B                          SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                      556,024   $  4,671,080
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               71,457        608,959
Shares redeemed                 (409,517)    (3,433,926)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     217,964      1,846,113
Shares converted from Class
  B
  (See Note 1)                  (138,553)    (1,132,742)
                              -------------------------
Net increase                      79,411   $    713,371
                              =========================
Year ended October 31, 2008:
Shares sold                    1,651,428   $ 17,128,856
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               99,336      1,056,260
Shares redeemed                 (594,511)    (6,022,006)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   1,156,253     12,163,110
Shares converted from Class
  B
  (See Note 1)                  (327,473)    (3,444,421)
                              -------------------------
Net increase                     828,780   $  8,718,689
                              =========================

 CLASS C                          SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                      277,387   $  2,329,910
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               50,754        432,591
Shares redeemed                 (509,445)    (4,251,560)
                              -------------------------
Net decrease                    (181,304)  $ (1,489,059)
                              =========================
Year ended October 31, 2008:
Shares sold                    1,311,788   $ 13,839,613
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               76,984        818,944
Shares redeemed                 (773,658)    (7,928,709)
                              -------------------------
Net increase                     615,114   $  6,729,848
                              =========================

 CLASS I                          SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                        3,116   $     25,507
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                4,052         34,801
Shares redeemed                  (29,555)      (252,622)
                              -------------------------
Net decrease                     (22,387)  $   (192,314)
                              =========================
Year ended October 31, 2008:
Shares sold                       44,463   $    489,858
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                7,134         76,287
Shares redeemed                  (17,053)      (179,472)
                              -------------------------
Net increase                      34,544   $    386,673
                              =========================





                                                   mainstayinvestments.com    65

MAINSTAY GROWTH ALLOCATION FUND

 INVESTOR CLASS                   SHARES        AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                    1,089,626  $  7,702,852
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              146,795     1,093,624
Shares redeemed                 (575,073)   (3,975,504)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                     661,348     4,820,972
Shares converted into
  Investor Class (See Note
  1)                             443,672     3,006,470
Shares converted from
  Investor Class (See Note
  1)                             (22,276)     (203,366)
                              ------------------------
Net increase                   1,082,744  $  7,624,076
                              ========================
Period ended October 31,
  2008 (a):
Shares sold                    2,502,113  $ 28,648,221
Shares redeemed                 (440,855)   (4,615,765)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                   2,061,258    24,032,456
Shares converted into
  Investor Class (See Note
  1)                           3,043,969    34,285,674
Shares converted from
  Investor Class (See Note
  1)                            (298,126)   (3,185,344)
                              ------------------------
Net increase                   4,807,101  $ 55,132,786
                              ========================
(a) Investor Class shares were first offered on
    February 28, 2008.

 CLASS A                          SHARES        AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                      773,299  $  5,506,690
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              198,122     1,476,393
Shares redeemed               (1,360,730)   (9,747,115)
                              ------------------------
Net decrease in shares
  outstanding before
  conversion                    (389,309)   (2,764,032)
Shares converted into Class
  A
  (See Note 1)                    75,663       544,570
Shares converted from Class
  A
  (See Note 1)                  (306,383)   (2,114,039)
                              ------------------------
Net decrease                    (620,029) $ (4,333,501)
                              ========================
Year ended October 31, 2008:
Shares sold                    3,906,719  $ 45,169,605
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              455,643     5,608,963
Shares redeemed               (3,295,590)  (37,437,366)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                   1,066,772    13,341,202
Shares converted into Class
  A
  (See Note 1)                   579,585     6,441,406
Shares converted from Class
  A
  (See Note 1)                (2,879,021)  (32,443,898)
                              ------------------------
Net decrease                  (1,232,664) $(12,661,290)
                              ========================

 CLASS B                          SHARES        AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                      837,081  $  5,863,728
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              107,390       792,543
Shares redeemed                 (491,036)   (3,397,556)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                     453,435     3,258,715
Shares converted from Class
  B
  (See Note 1)                  (188,518)   (1,233,635)
                              ------------------------
Net increase                     264,917  $  2,025,080
                              ========================
Year ended October 31, 2008:
Shares sold                    2,117,147  $ 23,930,534
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              217,647     2,650,932
Shares redeemed                 (948,030)  (10,239,860)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                   1,386,764    16,341,606
Shares converted from Class
  B
  (See Note 1)                  (452,740)   (5,097,838)
                              ------------------------
Net increase                     934,024  $ 11,243,768
                              ========================

 CLASS C                          SHARES        AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                      228,582  $  1,593,110
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               18,547       137,066
Shares redeemed                 (165,225)   (1,138,751)
                              ------------------------
Net increase                      81,904  $    591,425
                              ========================
Year ended October 31, 2008:
Shares sold                      395,011  $  4,508,363
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               41,986       512,229
Shares redeemed                 (351,950)   (3,792,923)
                              ------------------------
Net increase                      85,047  $  1,227,669
                              ========================




66    MainStay Allocation Funds

 CLASS I                          SHARES        AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                       11,445  $     83,822
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                3,292        24,759
Shares redeemed                      (11)          (80)
                              ------------------------
Net increase                      14,726  $    108,501
                              ========================
Year ended October 31, 2008:
Shares sold                       94,221  $  1,121,643
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                1,918        23,820
Shares redeemed                      (12)         (141)
                              ------------------------
Net increase                      96,127  $  1,145,322
                              ========================



MAINSTAY MODERATE ALLOCATION FUND


 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                    1,141,150   $  9,278,926
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              237,812      1,971,462
Shares redeemed                 (769,975)    (6,183,334)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     608,987      5,067,054
Shares converted into
  Investor Class (See Note
  1)                             300,387      2,344,836
Shares converted from
  Investor Class (See Note
  1)                             (66,295)      (561,537)
                              -------------------------
Net increase                     843,079   $  6,850,353
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                    2,990,578   $ 32,842,441
Shares redeemed                 (570,371)    (5,849,083)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   2,420,207     26,993,358
Shares converted into
  Investor Class (See Note
  1)                           3,318,292     36,155,899
Shares converted from
  Investor Class (See Note
  1)                            (458,433)    (4,855,896)
                              -------------------------
Net increase                   5,280,066   $ 58,293,361
                              =========================
(a) Investor Class shares were first offered on
    February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                    2,176,978   $ 17,696,206
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              690,513      5,717,455
Shares redeemed               (2,349,931)   (18,685,988)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     517,560      4,727,673
Shares converted into Class
  A
  (See Note 1)                   219,116      1,799,116
Shares converted from Class
  A
  (See Note 1)                  (129,770)    (1,036,865)
                              -------------------------
Net increase                     606,906   $  5,489,924
                              =========================
Year ended October 31, 2008:
Shares sold                    8,212,784   $ 90,998,403
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              678,211      7,751,966
Shares redeemed               (5,554,949)   (60,138,712)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   3,336,046     38,611,657
Shares converted into Class
  A
  (See Note 1)                   838,133      9,048,591
Shares converted from Class
  A
  (See Note 1)                (3,142,209)   (34,215,557)
                              -------------------------
Net increase                   1,031,970   $ 13,444,691
                              =========================

 CLASS B                          SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                    1,020,966   $  8,241,988
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              233,294      1,922,340
Shares redeemed                 (808,221)    (6,416,907)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     446,039      3,747,421
Shares converted from Class
  B
  (See Note 1)                  (326,719)    (2,545,550)
                              -------------------------
Net increase                     119,320   $  1,201,871
                              =========================
Year ended October 31, 2008:
Shares sold                    3,120,135   $ 33,918,496
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              214,722      2,441,377
Shares redeemed               (1,212,976)   (12,723,396)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   2,121,881     23,636,477
Shares converted from Class
  B
  (See Note 1)                  (563,140)    (6,133,037)
                              -------------------------
Net increase                   1,558,741   $ 17,503,440
                              =========================



                                                   mainstayinvestments.com    67

 CLASS C                          SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                      609,170   $  4,997,291
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               99,620        821,865
Shares redeemed                 (614,180)    (4,896,464)
                              -------------------------
Net increase                      94,610   $    922,692
                              =========================
Year ended October 31, 2008:
Shares sold                    1,296,375   $ 14,187,394
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               96,579      1,099,068
Shares redeemed                 (824,570)    (8,691,877)
                              -------------------------
Net increase                     568,384   $  6,594,585
                              =========================

 CLASS I                          SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                       19,928   $    165,255
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               20,600        170,981
Shares redeemed                 (183,672)    (1,499,723)
                              -------------------------
Net decrease                    (143,144)  $ (1,163,487)
                              =========================
Year ended October 31, 2008:
Shares sold                      560,709   $  6,607,224
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               17,754        203,462
Shares redeemed                  (86,152)      (950,310)
                              -------------------------
Net increase                     492,311   $  5,860,376
                              =========================



MAINSTAY MODERATE GROWTH ALLOCATION FUND


 INVESTOR CLASS                    SHARES        AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                     1,607,466  $ 12,053,962
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     302,850     2,341,032
Shares redeemed                  (866,828)   (6,422,845)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                    1,043,488     7,972,149
Shares converted into
  Investor Class (See Note 1)     484,904     3,483,637
Shares converted from
  Investor Class (See Note 1)     (46,373)     (363,382)
                               ------------------------
Net increase                    1,482,019  $ 11,092,404
                               ========================
Period ended October 31, 2008
  (a):
Shares sold                     3,895,396  $ 43,887,089
Shares redeemed                  (735,786)   (7,638,339)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                    3,159,610    36,248,750
Shares converted into
  Investor Class (See Note 1)   4,782,291    52,768,821
Shares converted from
  Investor Class (See Note 1)    (533,601)   (5,691,428)
                               ------------------------
Net increase                    7,408,300  $ 83,326,143
                               ========================
(a) Investor Class shares were first offered on
    February 28, 2008.

 CLASS A                           SHARES        AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                     1,118,024  $  8,364,233
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     563,007     4,352,379
Shares redeemed                (2,369,009)  (17,304,824)
                               ------------------------
Net decrease in shares
  outstanding before
  conversion                     (687,978)   (4,588,212)
Shares converted into Class A
  (See Note 1)                    209,330     1,595,438
Shares converted from Class A
  (See Note 1)                   (285,169)   (2,093,140)
                               ------------------------
Net decrease                     (763,817) $ (5,085,914)
                               ========================
Year ended October 31, 2008:
Shares sold                     7,424,525  $ 84,129,415
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     846,486    10,039,308
Shares redeemed                (5,317,548)  (58,734,102)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                    2,953,463    35,434,621
Shares converted into Class A
  (See Note 1)                    957,227    10,505,340
Shares converted from Class A
  (See Note 1)                 (4,529,218)  (49,992,216)
                               ------------------------
Net decrease                     (618,528) $ (4,052,255)
                               ========================




68    MainStay Allocation Funds

 CLASS B                           SHARES        AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                     1,343,564  $  9,992,263
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     278,701     2,137,647
Shares redeemed                (1,021,480)   (7,406,915)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      600,785     4,722,995
Shares converted from Class B
  (See Note 1)                   (367,286)   (2,622,553)
                               ------------------------
Net increase                      233,499  $  2,100,442
                               ========================
Year ended October 31, 2008:
Shares sold                     3,702,216  $ 40,888,131
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     340,212     4,004,287
Shares redeemed                (1,330,994)  (14,095,206)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                    2,711,434    30,797,212
Shares converted from Class B
  (See Note 1)                   (683,877)   (7,590,517)
                               ------------------------
Net increase                    2,027,557  $ 23,206,695
                               ========================

 CLASS C                           SHARES        AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                       342,122  $  2,593,229
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      62,000       475,541
Shares redeemed                  (384,240)   (2,815,165)
                               ------------------------
Net increase                       19,882  $    253,605
                               ========================
Year ended October 31, 2008:
Shares sold                       841,037  $  9,283,683
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      87,032     1,024,370
Shares redeemed                  (729,476)   (7,834,227)
                               ------------------------
Net increase                      198,593  $  2,473,826
                               ========================

 CLASS I                           SHARES        AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                        12,552  $     90,695
Shares issued to shareholders
  in reinvestment of
  dividends and distributions       2,684        20,883
Shares redeemed                    (5,729)      (40,340)
                               ------------------------
Net increase                        9,507  $     71,238
                               ========================
Year ended October 31, 2008:
Shares sold                        26,574  $    328,112
Shares issued to shareholders
  in reinvestment of
  dividends and distributions       3,948        47,134
Shares redeemed                   (18,943)     (196,499)
                               ------------------------
Net increase                       11,579  $    178,747
                               ========================



NOTE 9--MONEY MARKET GUARANTEE PROGRAM:

The following discussion pertains to investments in Affiliated Underlying Funds that are money market funds ("Underlying Money Market Funds").

At a meeting held on October 3, 2008, each Underlying Money Market Fund's Board of Directors/Trustees approved the Underlying Money Market Fund's participation in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program seeks to guarantee the NAV of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an Allocation Fund that are invested in an Underlying Money Market Fund as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Underlying Money Market Fund liquidates and the per share value at the time of liquidation is less than $1 per share. Initially, the Program ran through December 18, 2008, although the Treasury Department maintained the right to extend the program for an additional year. The Treasury Department has since extend the Program in a series of amendments through September 18, 2009. At meetings held on December 3, 2008 and April 8, 2009, each Underlying Money Market Fund's Board of Directors/Trustees approved the Underlying Money Market Fund's continued participation in the Program through September 19, 2009.

The Program applies only to shareholders of record of the Underlying Money Market Funds on September 19, 2008. The number of shares covered by the Program will be the less of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program. Any increase in the number of shares a shareholder holds in the Underlying Money Market Funds after the close of business on September 19, 2008 will not be guaranteed. If an Allocation Fund closes its account with the Underlying Money Market Fund, any future investment in the Underlying Money Market Fund will not be guaranteed. It is possible that eligible shareholders would not receive $1.00 per share in the event that a guarantee payment is triggered under the Program if claims made by the Underlying Money Market Fund and any other participating money market funds exceed the amount of funds available under the Program. The Allocation Fund did not have direct investment in money market securities as of September 18, 2008.

If during the time the Program is in effect, an Allocation Fund shareholder transfers his/her Allocation Fund account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm.


                                                   mainstayinvestments.com    69

Participation in the Program and its extensions have required payments by each Underlying Money Market Fund to the Treasury Department based on the number of shares outstanding in the Underlying Money Market Fund as of September 19, 2008. To date, these payments have equaled 0.04% of the applicable assets of each of the Underlying Money Market Funds. This expense is borne by the respective Underlying Money Market Funds without regard to any expense limitation currently in effect.

More information about the Program is available at http://www.ustreas.gov.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Allocation Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Allocation Funds' financial positions, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Allocation Funds' financial statements and related disclosures.




70    MainStay Allocation Funds

BOARD CONSIDERATION AND APPROVAL OF NEW SUBADVISORY AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended ("1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), review and approve the fund's investment advisory agreements. At its meeting on September 25, 2008, the Board of Directors of Eclipse Funds Inc. (the "Board" of the "Company"), which was comprised solely of Independent Directors, unanimously approved a new subadvisory agreement (the "Subadvisory Agreement") between New York Life Investment Management LLC ("New York Life Investments"), manager of the Company, and Madison Square Investors LLC ("Madison Square Investors") with respect to each of the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund (collectively, the "Funds"). Madison Square Investors is a new affiliate of New York Life Investments formed to accommodate a lift-out of New York Life Investments' Equity Investors Group ("EIG"), a division of New York Life Investments that historically has provided investment advisory services to the Funds, effective December 27, 2008 (the "Reorganization"). New York Life Investments advised the Board that EIG would be better positioned in the institutional marketplace as a separate investment boutique rather than as a division of New York Life Investments. In considering the approval of the Subadvisory Agreement, the Board was provided with information from New York Life Investments confirming that, in connection with the Reorganization: (i) no material change in the nature or the level of the services provided to the Funds would occur; (ii) no increase in the investment advisory fees payable by any of the Funds would be implemented; (iii) no material changes were expected in the personnel responsible for management of the Funds; and (iv) existing shareholders would be notified of the Reorganization. Furthermore, the Board considered an opinion from outside counsel to New York Life Investments confirming that the Subadvisory Agreement did not require shareholder approval.

In reaching its decision to approve the Subadvisory Agreement, the Board considered a variety of information furnished to the Board from New York Life Investments. The Board also requested and received responses from New York Life Investments to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board considered its historical experience with EIG's capabilities and resources, and its evaluation of EIG in connection with previous contract review processes, including contract review processes that culminated with approval of the management agreement between the Company, on behalf of the Funds, and New York Life Investments in April 2008 and again in June 2008 (the "Prior Contract Review Processes").

In determining to approve the new Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Funds by Madison Square Investors;
(ii) the investment performance of the Funds and the historical investment performance of similar funds managed by Madison Square Investors; (iii) the costs of the services to be provided, and profits to be realized, by Madison Square Investors from its relationship with the Funds; (iv) the extent to which economies of scale may be realized as the Funds grow, and the extent to which economies of scale may benefit the Funds' investors; and (v) the reasonableness of the Funds' management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board's decision to approve the Subadvisory Agreement was based on a comprehensive consideration of all the information provided to the Board in connection with its review of the Subadvisory Agreement. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Subadvisory Agreement is provided below.

NATURE, EXTENT, AND QUALITY OF SERVICES TO BE PROVIDED

In considering the approval of the Subadvisory Agreement, the Board examined the nature, extent and quality of the services that EIG historically had provided to the Funds, and that Madison Square Investors would provide to the Funds. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged EIG's historical service to the Funds, and took note of the experience of EIG's portfolio managers, the number of accounts managed by the portfolio managers and EIG's method for compensating portfolio managers. The Board also considered the experience of senior personnel at EIG. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Funds are likely to benefit from the nature, extent and quality of these services as a result of Madison Square Investors' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating investment performance, the Board took note of the Funds' historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, with consideration for the Funds' investment objectives, strategies and risks, as disclosed in the Funds' prospectus. The Board considered information about

                                                   mainstayinvestments.com    71
each Fund's investment performance that is provided to the Board in connection with its regularly scheduled meetings, and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of each Fund as compared to similar mutual funds managed by other investment advisers. The Board also considered the strength of Madison Square Investors' resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the selection of Madison Square Investors as subadviser to the Funds is likely to benefit the Funds' long-term investment performance.

COSTS OF THE SERVICES TO BE PROVIDED BY MADISON SQUARE INVESTORS

The Board considered the estimated costs of the services and profits to be realized by Madison Square Investors under the Subadvisory Agreement, taking into account profitability information provided to the Board in connection with the Prior Contract Review Processes. Because Madison Square Investors is an affiliate of New York Life Investments whose subadvisory fees for advising the Funds will be paid directly by New York Life Investments, the Board considered the cost and profitability information for New York Life Investments and Madison Square Investors in the aggregate. In evaluating these estimated costs and profits, the Board considered, among other things, EIG's investments in personnel, systems, equipment and other resources necessary to manage the Funds. The Board acknowledged that Madison Square Investors must be in a position to pay and retain experienced professional personnel to provide services to the Funds, and that Madison Square Investors' ability to maintain a strong financial position is important in order for Madison Square Investors to provide high-quality ongoing services to the Funds and their shareholders.

The Board also considered certain fall-out benefits that may be realized by Madison Square Investors due to its relationship with the Funds. The Board recognized, for example, the benefits to Madison Square Investors from legally permitted "soft-dollar" arrangements by which brokers may provide research and other services to Madison Square Investors in exchange for commissions paid by the Funds with respect to trades on a Fund's portfolio securities.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that any profits realized by Madison Square Investors due to its relationship with the Funds will be fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUNDS GROW

The Board also considered whether the Funds' expense structure permitted economies of scale to be shared with the Funds' investors. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board took note of the extent to which the Funds benefit from economies of scale through expense waivers and reimbursements. The Board also observed that New York Life Investments historically has subsidized the Funds' overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Funds' fee schedules and expense structures appropriately reflect economies of scale for the benefit of the Funds' investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Funds' expense structures as the Funds continue to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board considered the reasonableness of the fees to be paid under the existing management and new Subadvisory Agreement, and the Funds' total ordinary operating expenses. The Board considered that the fees to be paid to Madison Square Investors under the Subadvisory Agreement are paid by New York Life Investments, not the Funds, and will result in no increase in the Funds' expenses. The Board noted that New York Life Investments will retain half of its management fee under the new Subadvisory Agreement with Madison Square Investors, consistent with the management and subadvisory fee structure used for other subadvisory relationships between New York Life Investments and its affiliates.

In assessing the reasonableness of the Funds' management and subadvisory fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with New York Life Investments in recent years and observed that New York Life Investments has subsidized the total ordinary operating expenses of the Funds' share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Funds' management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Subadvisory Agreement, supports the conclusion that these fees to be paid under the Subadvisory Agreement are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the new Subadvisory Agreement with Madison Square Investors.



72    MainStay Allocation Funds

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at mainstayinvestments.com; and
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-
6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    73

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 ---------------------------------------------------------------------------------------------
       Not FDIC insured.              No bank guarantee.                May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com
                                                              Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO15949         (RECYCLE LOGO)            MS140-09           MSAA10-06/09
                                                                          A2

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 FLOATING RATE FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 FLOATING RATE FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       21
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              27
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        34
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       34

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THIS FEE, WHICH WOULD LOWER PERFORMANCE.


INVESTOR CLASS SHARES(2)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR      (5/3/04)
---------------------------------------------------------
With sales charges          4.01%    -11.78%      -0.08%
Excluding sales charges     7.22      -9.05        0.53




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                               MainStay Floating Rate Fund    Credit Suisse Leveraged Loan Index
5/3/04                                                9700                                 10000
                                                     10042                                 10505
                                                     10525                                 11200
                                                     11158                                 12026
                                                     10948                                 11624
4/30/09                                               9958                                  9845






CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR      (5/3/04)
---------------------------------------------------------
With sales charges          4.12%    -11.66%      -0.06%
Excluding sales charges     7.34      -8.92        0.55




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                               MainStay Floating Rate Fund    Credit Suisse Leveraged Loan Index
5/3/04                                               24250                                 25000
                                                     25105                                 26262
                                                     26313                                 28000
                                                     27896                                 30065
                                                     27372                                 29061
4/30/09                                              24929                                 24612






CLASS B SHARES--MAXIMUM 3% CDSC IF REDEEMED WITHIN THE FIRST FOUR YEARS OF PURCHASE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR      (5/3/04)
---------------------------------------------------------
With sales charges          3.83%    -12.44%      -0.22%
Excluding sales charges     6.83      -9.83       -0.22




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                               MainStay Floating Rate Fund    Credit Suisse Leveraged Loan Index
5/3/04                                               10000                                 10000
                                                     10276                                 10505
                                                     10701                                 11200
                                                     11261                                 12026
                                                     10966                                 11624
4/30/09                                               9888                                  9845





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 3.00% if redeemed within the first four years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR      (5/3/04)
---------------------------------------------------------
With sales charges          5.83%    -10.70%      -0.23%
Excluding sales charges     6.83      -9.83       -0.23




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                               MainStay Floating Rate Fund    Credit Suisse Leveraged Loan Index
5/3/04                                               10000                                 10000
                                                     10275                                 10505
                                                     10700                                 11200
                                                     11248                                 12026
                                                     10965                                 11624
4/30/09                                               9887                                  9845






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR      (5/3/04)
--------------------------------------------------------
                            7.47%    -8.70%      0.83%





(PERFORMANCE GRAPH)

                               MainStay Floating Rate Fund    Credit Suisse Leveraged Loan Index
5/3/04                                               10000                                 10000
                                                     10379                                 10505
                                                     10916                                 11200
                                                     11594                                 12026
                                                     11415                                 11624
4/30/09                                              10422                                  9845







 BENCHMARK PERFORMANCE                         SIX       ONE        SINCE
                                             MONTHS      YEAR     INCEPTION
Credit Suisse Leveraged Loan Index(3)         2.57%    -15.31%      -0.31%
Average Lipper loan participation fund(4)     5.10     -14.04       -0.76



   waivers and/or expense limitations and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The average Lipper loan participation fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.




6    MainStay Floating Rate Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY FLOATING RATE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,072.20        $ 6.32         $1,018.70         $6.16
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,073.40        $ 5.19         $1,019.80         $5.06
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,068.30        $10.15         $1,015.00         $9.89
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,068.30        $10.15         $1,015.00         $9.89
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,074.70        $ 3.91         $1,021.00         $3.81
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.23% for Investor Class, 1.01% for Class A, 1.98% for Class B and Class C and 0.76% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2009

(COMPOSITION PIE CHART)

Floating Rate Loans                             80.3
Short-Term Investments                          15.7
Foreign Floating Rate Loans                      4.4
Corporate Bonds                                  1.4
Common Stock                                     0.0++
Liabilities in Excess of Cash and Other
  Assets                                        (1.8)





See Portfolio of Investments on page 11 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN ISSUERS HELD AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Regal Cinemas Corp., 4.97%, due 10/27/13
    2.  DirecTV Holdings LLC, 5.25%, due 4/13/13
    3.  Community Health Systems, Inc.,
        2.678%-3.447%, due 7/25/14
    4.  Wm. Wrigley Jr. Co., 6.50%, due 10/6/14
    5.  Georgia-Pacific Corp., 2.724%-3.236%,
        due 12/20/12
    6.  USPF Holdings LLC, 2.198%-2.97%, due
        4/11/14
    7.  First Data Corp., 3.189%, due 9/24/14
    8.  HCA, Inc., 3.47%-8.50%, due
        11/18/13-4/15/19
    9.  Transdigm, Inc., 3.227%, due 6/23/13
   10.  NRG Energy, Inc., 1.359%-2.72%, due
        2/1/13







8    MainStay Floating Rate Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER ROBERT H. DIAL OF NEW YORK LIFE INVESTMENTS,(1) THE FUND'S MANAGER.

HOW DID MAINSTAY FLOATING RATE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Floating Rate Fund returned 7.22% for Investor Class shares, 7.34% for Class A shares, 6.83% for Class B shares and 6.83% for Class C shares during the six months ended April 30, 2009. Over the same period, Class I shares returned 7.47%. All share classes outperformed the 5.10% return of the average Lipper(2) loan participation fund and the 2.57% return of the Credit Suisse Leveraged Loan Index(3) for the six months ended April 30, 2009. The Credit Suisse Leveraged Loan Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the first half of the reporting period, the fallout from the September 2008 bankruptcy of Lehman Brothers and government bailout of AIG continued and investor risk aversion remained elevated. Leveraged-loan prices fell sharply during the first half of the reporting period, as investors flocked to the safety of Treasury securities and shunned investments perceived to be risky. Within the leveraged-loan market, lower-quality securities underperformed their higher-rated counterparts as default rates continued to rise.

While the leveraged-loan market began to stabilize somewhat in late December 2008, significant headwinds remained during the second half of the reporting period. During this time, lower corporate earnings and tight liquidity prompted significant loan downgrades and default activity. Nevertheless, a lack of new supply, coupled with several large leveraged-loan repayments, created an environment that supported secondary prices and prompted strong returns in the asset class.

Throughout the challenging six-month period, we maintained our long-term perspective and our commitment to rigorous standards of credit analysis. During the reporting period, the Fund benefited from our decision to underweight riskier credits (those loans rated CCC(4) and lower and unrated loans) and overweight cash when loan prices dropped materially during the last two months of 2008.

WHAT WERE SOME OF THE CHARACTERISTICS OF THE LOANS IN THE FUND DURING THE REPORTING PERIOD?

The Fund invested in floating-rate loans that had a weighted average effective duration(5) of less than three months. The floating-rate loans may have final maturities of seven to nine years, but the loans' underlying interest-rate contracts, which are typically pegged to LIBOR,(6) may reset every 30, 60, 90 or 180 days. The weighted average reset figure for the Fund at the end of April 2009 was 38 days. This means that barring any defaults, if short-term interest rates were to increase, we would expect the Fund to "catch up" within 38 days and thus increase the yield it would pay to investors. If interest rates were to decline a decrease in yield would be anticipated.



----------
The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. Floating-rate loans are generally considered to have speculative characteristics that may involve risk of default on principal and interest and collateral impairment. Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Fund's securities and share price to decline. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Credit Suisse Leveraged Loan Index.
4. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6. London interbank offered rates (LIBOR) are interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

                                                    mainstayinvestments.com    9

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2009, the Fund was significantly underweight relative to the Credit Suisse Leveraged Loan Index in loans that were either unrated or rated CCC or lower. As of April 30, 2009, the Fund held 7.20% of its assets in loans that were either unrated or rated CCC or lower, while 26.99% of the Credit Suisse Leveraged Loan Index consisted of these riskier assets.





----------
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Floating Rate Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED



                                     PRINCIPAL
                                        AMOUNT           VALUE
LONG-TERM INVESTMENTS 86.1%+
CORPORATE BONDS 1.4%
--------------------------------------------------------------

HEALTHCARE, EDUCATION & CHILDCARE 0.2%
V  HCA, Inc.
  8.50%, due 4/15/19 (a)            $1,200,000   $   1,207,500
                                                 -------------


MEDIA 0.3%
CSC Holdings, Inc.
  8.625%, due 2/15/19 (a)            1,300,000       1,309,750
                                                 -------------


PACKAGING & CONTAINERS 0.2%
Berry Plastics Corp.
  8.875%, due 9/15/14                1,500,000       1,080,000
                                                 -------------


PRINTING & PUBLISHING 0.2%
Nielsen Finance LLC
  11.625%, due 2/1/14 (a)            1,300,000       1,287,000
                                                 -------------


TELECOMMUNICATIONS 0.5%
Qwest Corp.
  4.57%, due 6/15/13 (b)             3,000,000       2,715,000
                                                 -------------
Total Corporate Bonds
  (Cost $8,078,647)                                  7,599,250
                                                 -------------



FLOATING RATE LOANS 80.3% (C)
--------------------------------------------------------------

AEROSPACE & DEFENSE 3.2%
Hexcel Corp.
  Tranche B Term Loan
  3.337%, due 3/1/12                 2,425,097       2,206,839
  Incremental Term Loan
  3.715%, due 4/1/12                   992,500         942,875
Oshkosh Truck Corp.
  Term Loan B
  7.243%, due 12/6/13                3,376,457       2,760,254
Spirit Aerosystems, Inc.
  Term Loan B
  2.89%, due 9/30/13                 3,527,121       3,209,680
V  Transdigm, Inc.
  Term Loan
  3.227%, due 6/23/13                5,250,000       4,790,626
Vought Aircraft Industries,
  Inc.
  Term Loan
  2.93%, due 12/22/11                4,506,846       3,498,440
  Tranche B Letter of Credit
  3.006%, due 12/22/10                 373,333         266,933
                                                 -------------
                                                    17,675,647
                                                 -------------

AUTOMOBILE 2.7%
Accuride Corp.
  Term Loan
  8.00%, due 1/31/12                 2,142,727       1,281,619
Dayco Products LLC
  Tranche B Term Loan
  (zero coupon), due 6/21/11
  (h)                                2,475,313         341,593
Delphi Corp.
  Delayed Draw Term Loan C
  10.50%, due 6/30/09                  369,716          59,501
  DIP Term Loan C
  10.50%, due 6/30/09                3,630,284         584,251
Ford Motor Co.
  Term Loan
  3.687%, due 12/16/13               2,954,660       1,852,705
Goodyear Tire & Rubber Co.
  (The)
  2nd Lien Term Loan
  2.19%, due 4/30/14                 3,250,000       2,706,785
Key Safety Systems, Inc.
  1st Lien Term Loan
  3.288%, due 3/8/14                 3,670,088       1,260,062
Sensata Technologies Finance
  Co. LLC
  Term Loan
  2.803%, due 4/26/13                4,346,631       3,031,775
Tenneco, Inc.
  Tranche B Credit Linked
  Deposit
  5.495%, due 3/17/14                2,361,559       1,275,242
Tower Automotive
  Term Loan
  5.358%, due 7/31/13 (d)            1,700,528         765,237
TRW Automotive, Inc.
  Term Loan B1
  2.00%, due 2/9/14                  1,807,800       1,193,148
United Components, Inc.
  Term Loan D
  3.50%, due 6/29/12 (d)               603,874         449,886
                                                 -------------
                                                    14,801,804
                                                 -------------

BEVERAGE, FOOD & TOBACCO 4.8%
American Seafoods Group LLC
  Term Loan A
  1.928%, due 9/30/11 (d)            2,199,570       1,869,635
  Tranche B1 Term Loan
  2.178%, due 9/28/12 (d)              317,388         291,997
  Tranche B2 Term Loan
  2.178%, due 9/28/12 (d)            1,158,662       1,065,969


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers held, as of April 30, 2009, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 11

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
BEVERAGE, FOOD & TOBACCO (CONTINUED)
BF Bolthouse HoldCo LLC
  1st Lien Term Loan
  2.813%, due 12/17/12              $1,522,841   $   1,334,390
  2nd Lien Term Loan
  5.928%, due 12/16/13                 330,000         230,450
Constellation Brands, Inc.
  New Term Loan B
  2.728%, due 6/5/13                 2,591,246       2,462,609
Dean Foods Co.
  Tranche B Term Loan
  2.714%, due 4/2/14                 4,662,996       4,326,225
Dole Food Co., Inc.
  Credit Link Deposit
  1.139%, due 4/12/13                1,336,706       1,267,272
  Tranche B Term Loan
  7.965%, due 4/12/13                  590,113         559,460
  Tranche C Term Loan
  7.974%, due 4/12/13                2,198,813       2,084,598
Michael Foods, Inc.
  Term Loan B1
  3.065%, due 11/21/10               1,950,094       1,933,843
Reddy Ice Group, Inc.
  Term Loan
  2.198%, due 8/12/12 (d)            5,500,000       3,648,331
V  Wm. Wrigley Jr. Co.
  Term Loan B
  6.50%, due 10/6/14                 5,431,250       5,425,047
                                                 -------------
                                                    26,499,826
                                                 -------------


BROADCASTING & ENTERTAINMENT 6.0%
Atlantic Broadband Finance
  LLC
  Tranche B2 Term Loan
  3.47%, due 9/1/11                  3,897,956       3,488,670
Charter Communications
  Operating LLC
  Term Loan
  9.25%, due 3/6/14                  3,974,962       3,732,740
CSC Holdings, Inc.
  Incremental Term Loan
  2.198%, due 3/29/13                3,336,119       3,073,400
V  DirecTV Holdings LLC
  Term Loan C
  5.25%, due 4/13/13                 5,984,925       5,812,858
Discovery Communications
  Holdings LLC
  Term Loan B
  3.22%, due 5/14/14                 2,416,553       2,258,269
Emmis Operating Co.
  Term Loan B
  3.077%, due 11/1/13                  272,276         151,113
Gray Television, Inc.
  Delayed Draw Term Loan
  4.00%, due 12/31/14                4,142,832       1,729,633
Insight Midwest Holdings LLC
  Initial Term Loan
  2.50%, due 4/7/14                  3,905,631       3,563,888
LodgeNet Entertainment Corp.
  Term Loan
  3.162%, due 4/4/14                   916,252         629,160
Mediacom Broadband Group
  (FKA MCC Iowa)
  Tranche D1 Term Loan
  2.08%, due 1/31/15                 1,886,138       1,665,460
  Tranche E Term Loan
  6.50%, due 1/3/16                  1,985,000       1,926,691
Nexstar Broadcasting, Inc.
  Nexstar Term Loan B
  2.789%, due 10/1/12                1,669,529       1,001,717
  Mission Term Loan B
  2.97%, due 10/1/12                 1,764,932       1,058,959
Univision Communications,
  Inc.
  Initial Term Loan
  2.678%, due 9/29/14                4,000,000       2,433,000
                                                 -------------
                                                    32,525,558
                                                 -------------

BUILDINGS & REAL ESTATE 1.6%
Armstrong World Industries,
  Inc.
  Term Loan
  2.191%, due 10/2/13                1,930,353       1,746,969
CB Richard Ellis Services,
  Inc.
  Term Loan B
  6.00%, due 12/20/13                3,896,391       3,195,041
Central Parking Corp.
  Letter of Credit Term Loan
  0.41%, due 5/22/14                   568,966         381,207
  Term Loan
  2.75%, due 5/22/14                 1,568,189       1,050,686
General Growth Properties,
  Inc.
  Tranche A1 Term Loan
  (zero coupon), due 2/24/10
  (h)                                5,055,921       1,668,454
LNR Property Corp.
  Initial Tranche B Term Loan
  4.00%, due 7/12/11                 1,031,190         536,219
                                                 -------------
                                                     8,578,576
                                                 -------------

CHEMICALS, PLASTICS & RUBBER 5.2%
Celanese U.S. Holdings LLC
  Synthetic Letter of Credit
  0.501%, due 4/2/14                 1,745,931       1,541,975
  Dollar Term Loan
  2.942%, due 4/2/14                   989,899         874,261




12 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
CHEMICALS, PLASTICS & RUBBER (CONTINUED)
Gentek, Inc.
  1st Lien Term Loan
  3.179%, due 2/28/11               $5,220,174   $   4,489,349
Hexion Specialty Chemicals,
  Inc.
  Term Loan C1
  3.50%, due 5/5/13                  3,171,574       1,540,478
  Term Loan C2
  3.50%, due 5/5/13                    688,956         334,636
Huntsman International LLC
  Tranche B Term Loan
  2.178%, due 4/21/14                1,459,583       1,197,900
INEOS U.S. Finance LLC
  Tranche A4 Term Loan
  7.001%, due 12/17/12               2,154,191       1,098,637
  Tranche B2 Term Loan
  7.501%, due 12/16/13               1,809,807         953,165
  Tranche C2 Term Loan
  8.001%, due 12/16/14               1,809,310         952,904
ISP Chemco, Inc.
  Term Loan B
  2.63%, due 6/4/14                  4,863,375       4,383,117
Kraton Polymers LLC
  Term Loan
  3.25%, due 5/13/13                   919,344         614,122
Lyondell Chemical Co.
  DIP Term Loan
  9.168%, due 12/15/09 (e)           1,666,923       1,685,468
Polymer Group, Inc.
  Term Loan
  3.212%, due 11/22/12               4,012,483       3,430,673
Rockwood Specialties Group,
  Inc.
  Tranche E Term Loan
  (zero coupon), due 7/30/12         4,000,000       3,585,716
Texas Petrochemicals L.P.
  Incremental Term Loan B
  3.00%, due 6/27/13                   862,419         396,713
  Term Loan B
  3.00%, due 6/27/13                 2,555,079       1,175,336
                                                 -------------
                                                    28,254,450
                                                 -------------

CONTAINERS, PACKAGING & GLASS 2.3%
Berry Plastics Corp.
  Term Loan C
  2.469%, due 4/3/15                 1,303,277         948,134
Crown Americas LLC
  Term B Dollar Loan
  2.201%, due 11/15/12                 871,020         831,824
Graham Packaging Holdings Co.
  1st Lien Term Loan
  2.758%, due 10/7/11                3,842,078       3,449,333
Graphic Packaging
  International, Inc.
  Term Loan B
  3.057%, due 5/16/14                3,792,641       3,415,485
  Term Loan C
  3.787%, due 5/16/14                  956,139         875,399
Smurfit-Stone Container
  Enterprises, Inc.
  Tranche B Term Loan
  2.82%, due 11/1/11 (h)               154,698         117,725
  Tranche C Term Loan
  2.82%, due 11/1/11 (h)               291,580         224,225
  Tranche C1 Term Loan
  2.82%, due 11/1/11 (h)                88,157          67,793
  Canadian Revolver
  2.944%, due 11/1/09 (h)              224,623         174,082
  U.S. Revolver
  3.337%, due 11/2/09 (h)              677,359         524,954
  Offering Credit Link
  Deposit
  4.50%, due 11/1/10 (h)               135,935         103,447
Solo Cup Co.
  Term Loan B1
  4.724%, due 2/27/11                2,031,499       1,890,564
                                                 -------------
                                                    12,622,965
                                                 -------------

DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS & MINERALS 1.3%
Appleton Papers, Inc.
  Term Loan B
  6.50%, due 6/5/13                  2,358,000       1,662,390
V  Georgia-Pacific Corp.
  Term Loan B
  2.724%, due 12/20/12               2,623,869       2,436,099
  New Term Loan B
  3.236%, due 12/20/12               3,195,217       2,966,561
                                                 -------------
                                                     7,065,050
                                                 -------------

DIVERSIFIED/CONGLOMERATE MANUFACTURING 0.8%
Electrical Components
  International Holdings
  1st Lien Term Loan
  7.25%, due 5/1/13                  2,480,420         942,560
Mueller Water Products, Inc.
  Term Loan
  2.658%, due 5/24/14                4,146,861       3,469,541
                                                 -------------
                                                     4,412,101
                                                 -------------

DIVERSIFIED/CONGLOMERATE SERVICE 3.7%
Affiliated Computer Services,
  Inc.
  Term Loan B
  2.438%, due 3/20/13                  972,362         913,210
  1st Securities Repurchase
  Increase
  2.456%, due 3/20/13                3,140,341       2,949,305


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 13

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
DIVERSIFIED/CONGLOMERATE SERVICE (CONTINUED)
Dealer Computer Services,
  Inc.
  1st Lien Term Loan
  2.428%, due 10/26/12              $3,932,346   $   2,729,705
  2nd Lien Term Loan
  5.928%, due 10/26/13                 750,000         255,000
V  First Data Corp.
  Term Loan B1
  3.189%, due 9/24/14                5,910,000       4,303,958
  Term Loan B2
  3.189%, due 9/24/14                  985,000         717,326
Language Line LLC
  Term Loan B1
  4.47%, due 6/10/11 (d)             1,705,247       1,483,565
SunGard Data Systems, Inc.
  Incremental Term Loan
  2.67%, due 2/28/14                 4,749,001       4,252,996
VeriFone, Inc.
  Term Loan B
  3.18%, due 10/31/13                1,372,500       1,207,800
Verint Systems, Inc.
  Term Loan B
  3.70%, due 5/25/14 (d)             1,876,923       1,384,231
                                                 -------------
                                                    20,197,096
                                                 -------------

ECOLOGICAL 1.7%
Big Dumpster Merger Sub, Inc.
  Delayed Draw Term Loan B
  2.678%, due 2/5/13 (d)               347,958         183,548
  Term Loan B
  2.678%, due 2/5/13 (d)               826,400         435,926
Duratek, Inc.
  Term Loan B
  4.15%, due 6/7/13                  1,418,504       1,319,209
EnergySolutions LLC
  Synthetic Letter of Credit
  2.69%, due 6/7/13                    197,072         183,277
  Term Loan
  4.15%, due 6/7/13                  2,956,601       2,749,639
IESI Corp.
  Term Loan
  2.219%, due 1/20/12                4,000,000       3,690,000
Synagro Technologies, Inc.
  Term Loan B
  2.46%, due 3/31/14                   982,500         638,625
  2nd Lien Term Loan
  5.21%, due 10/2/14                   750,000         262,500
                                                 -------------
                                                     9,462,724
                                                 -------------

ELECTRONICS 0.3%
Freescale Semiconductor, Inc.
  Term Loan B
  2.259%, due 11/29/13               2,897,611       1,676,089
                                                 -------------


FINANCE 1.6%
Brand Energy & Infrastructure
  Services, Inc.
  New Term Loan
  3.493%, due 2/7/14                 2,450,000       1,641,500
Hertz Corp. (The)
  Letter of Credit
  1.227%, due 12/21/12                 153,131         123,271
  Tranche B Term Loan
  2.215%, due 12/21/12               3,134,529       2,523,296
MSCI, Inc.
  Term Loan
  3.546%, due 11/20/14               1,979,950       1,831,454
Rental Services Corp.
  1st Lien Term Loan
  2.18%, due 11/30/12                1,151,891       1,002,145
  2nd Lien Term Loan
  4.506%, due 11/30/13               2,387,522       1,538,459
                                                 -------------
                                                     8,660,125
                                                 -------------

GROCERY 1.4%
Roundy's Supermarkets, Inc.
  Tranche B Term Loan
  3.202%, due 11/3/11                3,513,225       3,191,178
SUPERVALU, Inc.
  Term Loan A
  1.37%, due 6/2/11                  4,722,222       4,424,132
                                                 -------------
                                                     7,615,310
                                                 -------------

HEALTHCARE, EDUCATION & CHILDCARE 11.4%
Accellent, Inc.
  Term Loan
  3.756%, due 11/22/12                 676,604         553,124
AGA Medical Corp.
  Tranche B Term Loan
  2.914%, due 4/28/13 (d)            4,580,523       3,893,445
Alliance Imaging, Inc.
  Tranche C1 Term Loan
  3.657%, due 12/29/11               1,406,174       1,332,350
AMR HoldCo, Inc.
  Term Loan
  2.469%, due 2/10/12                2,876,253       2,603,009
Bausch and Lomb, Inc.
  Delayed Draw Term Loan
  3.529%, due 4/24/15 (e)              750,000         647,625
  Term Loan
  4.47%, due 4/24/15                 3,950,000       3,410,825




14 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
Biomet, Inc.
  Term Loan B
  4.147%, due 3/25/15               $4,925,000   $   4,588,647
V  Community Health Systems,
  Inc.
  Delayed Draw Term Loan
  2.678%, due 7/25/14                  294,777         265,333
  New Term Loan B
  3.447%, due 7/25/14                5,778,182       5,201,022
DaVita, Inc.
  Tranche B1 Term Loan
  2.197%, due 10/5/12                1,130,815       1,058,372
Gentiva Health Services, Inc.
  Term Loan B
  2.86%, due 3/31/13 (d)             1,921,622       1,678,216
V  HCA, Inc.
  Term Loan B
  3.47%, due 11/18/13                4,211,879       3,794,039
Health Management Associates,
  Inc.
  Term Loan B
  2.97%, due 2/28/14                 3,926,931       3,391,887
HealthSouth Corp.
  Term Loan B
  2.959%, due 3/10/13                1,376,444       1,238,800
Invitrogen Corp.
  Term Loan B
  5.25%, due 11/20/15                1,994,987       1,985,637
LifePoint Hospitals, Inc.
  Term Loan B
  2.885%, due 4/15/12                2,288,385       2,157,619
Mylan Laboratories, Inc.
  Term Loan B
  4.343%, due 10/2/14                3,940,000       3,736,432
Quintiles Transnational Corp.
  Term Loan B
  2.924%, due 3/31/13                1,451,375       1,313,494
  2nd Lien Term Loan C
  4.428%, due 3/31/14                  500,000         410,000
Royalty Pharma Finance Trust
  Term Loan B
  3.47%, due 4/16/13                 2,966,409       2,781,008
Rural/Metro Operating Co. LLC
  LC Facility Deposits
  0.32%, due 3/4/11                    411,765         381,912
  Term Loan B1
  6.204%, due 3/4/11                   776,471         720,176
Select Medical Corp.
  Term Loan B
  3.251%, due 2/24/12                3,289,520       2,891,488
Sun Healthcare Group, Inc.
  Synthetic Letter of Credit
  1.12%, due 4/21/14                   413,793         354,138
  Term Loan B
  3.236%, due 4/21/14                1,980,441       1,694,927
Sunrise Medical Holdings,
  Inc.
  Term Loan B1
  4.82%, due 5/13/10 (d)             1,657,110         828,555
U.S. Oncology, Inc.
  Term Loan B
  3.538%, due 8/20/11                3,423,757       3,214,908
Vanguard Health Holding Co.
  LLC
  Replacement Term Loan
  2.678%, due 9/23/11                4,227,066       3,957,591
Warner Chilcott Corp.
  Tranche C Term Loan
  2.428%, due 1/18/12                   71,044          66,497
  Tranche B Term Loan
  2.873%, due 1/18/12                2,460,523       2,303,049
                                                 -------------
                                                    62,454,125
                                                 -------------

HOME AND OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
  PRODUCTS 1.6%
Jarden Corp.
  Term Loan B1
  2.97%, due 1/24/12                 1,601,240       1,526,782
  Term Loan B2
  2.97%, due 1/24/12                   376,305         358,807
  Additional Term Loan
  3.72%, due 1/24/12                   977,765         944,969
National Bedding Co. LLC
  1st Lien Term Loan
  2.457%, due 2/28/13                2,888,512       1,660,895
Sealy Mattress Co.
  Term Loan E
  4.989%, due 8/25/12                1,500,689       1,155,531
Simmons Bedding Co.
  Tranche D Term Loan
  10.50%, due 12/19/11 (h)           3,738,185       2,922,016
                                                 -------------
                                                     8,569,000
                                                 -------------

HOTELS, MOTELS, INNS & GAMING 1.2%
Penn National Gaming, Inc.
  Term Loan B
  2.338%, due 10/3/12                3,795,991       3,532,383


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 15

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
HOTELS, MOTELS, INNS & GAMING (CONTINUED)
Venetian Casino Resort
  LLC/Las Vegas Sands, Inc.
  Delayed Draw Term Loan
  2.18%, due 5/23/14                $1,089,674   $     653,557
  Term Loan B
  2.18%, due 5/23/14                 3,821,473       2,292,016
                                                 -------------
                                                     6,477,956
                                                 -------------

INSURANCE 0.1%
HUB International Holdings,
  Inc.
  Delayed Draw Term Loan
  3.72%, due 6/13/14                   177,928         137,005
  Initial Term Loan
  3.72%, due 6/13/14                   791,604         609,535
                                                 -------------
                                                       746,540
                                                 -------------

LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT 5.5%
AMC Entertainment, Inc.
  Term Loan
  1.938%, due 1/26/13                3,379,260       3,119,057
Bombardier Recreational
  Products, Inc.
  Term Loan
  3.95%, due 6/28/13 (d)             4,556,962       2,267,089
Cedar Fair, L.P.
  U.S. Term Loan
  2.428%, due 8/30/12                1,868,415       1,685,725
Cinemark USA, Inc.
  Term Loan
  2.292%, due 10/5/13                3,919,598       3,645,226
Easton-Bell Sports, Inc.
  Tranche B Term Loan
  2.85%, due 3/16/12                 3,715,330       3,176,607
Metro-Goldwyn-Mayer Studios,
  Inc.
  Tranche B Term Loan
  3.678%, due 4/8/12                 4,718,236       2,270,651
V  Regal Cinemas Corp.
  Term Loan
  4.97%, due 10/27/13                6,258,511       6,014,041
Six Flags Theme Parks, Inc.
  Tranche B Term Loan
  3.366%, due 4/30/15 (h)            3,463,002       2,599,724
Town Sports International,
  Inc.
  Term Loan
  2.25%, due 2/27/14                 1,470,000         735,000
WMG Acquisition Corp.
  Term Loan
  2.804%, due 2/28/11                4,740,174       4,351,480
                                                 -------------
                                                    29,864,600
                                                 -------------

MACHINERY 0.9%
Gleason Corp.
  1st Lien Term Loan
  2.972%, due 6/30/13 (d)            1,414,578       1,188,246
RBS Global, Inc.
  Term Loan B
  3.362%, due 7/19/13                4,672,131       3,679,303
                                                 -------------
                                                     4,867,549
                                                 -------------

MACHINERY (NON-AGRICULTURE, NON-CONSTRUCT & NON-ELECTRONIC)
  0.5%
Manitowoc Co., Inc. (The)
  Term Loan B
  6.50%, due 11/6/14                 3,491,250       2,646,368
                                                 -------------


MINING, STEEL, IRON & NON-PRECIOUS METALS 1.4%
Aleris International, Inc.
  Term Loan B1
  4.25%, due 2/12/10 (h)               897,560          53,854
  German C1
  4.25%, due 12/19/13 (h)            1,254,490         395,164
  DIP Term Loan
  5.50%, due 2/15/10 (e)               658,759         555,553
  U.S. DIP Term Loan
  12.50%, due 2/15/10                1,767,667         627,522
Novelis, Inc.
  New Canadian Term Loan
  2.43%, due 7/6/14                  1,381,641         978,892
  New U.S. Term Loan
  3.22%, due 7/6/14                  3,039,639       2,153,584
Walter Industries, Inc.
  Term Loan
  2.789%, due 10/3/12                3,116,586       2,649,098
                                                 -------------
                                                     7,413,667
                                                 -------------

OIL & GAS 1.2%
Dresser, Inc.
  Term Loan
  3.452%, due 5/4/14                 1,611,158       1,376,198
Energy Transfer Co. L.P.
  Term Loan B
  2.991%, due 11/1/12                5,000,000       4,645,835
Targa Resources, Inc.
  Synthetic Letter of Credit
  1.095%, due 10/31/12                 156,779         135,838
  Term Loan
  2.437%, due 10/31/12                 271,255         235,023
                                                 -------------
                                                     6,392,894
                                                 -------------

PERSONAL & NONDURABLE CONSUMER PRODUCTS 1.6%
Hillman Companies, Inc.
  Term Loan B
  4.083%, due 3/31/11                1,641,386       1,428,006




16 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
PERSONAL & NONDURABLE CONSUMER PRODUCTS (CONTINUED)
JohnsonDiversey, Inc.
  New Term Loan B
  3.184%, due 12/16/11              $3,750,671   $   3,525,631
Mega Bloks, Inc.
  Term Loan B
  9.75%, due 7/26/12 (d)             3,143,844       1,006,030
Visant Corp.
  Term Loan C
  2.495%, due 12/21/11               2,836,724       2,638,154
                                                 -------------
                                                     8,597,821
                                                 -------------

PERSONAL TRANSPORTATION 0.3%
United Airlines, Inc.
  Term Loan B
  2.456%, due 2/1/14                 2,787,822       1,390,814
                                                 -------------


PERSONAL, FOOD & MISCELLANEOUS SERVICES 0.8%
Aramark Corp.
  Synthetic Letter of Credit
  0.311%, due 1/27/14                  288,091         262,091
  Term Loan
  3.095%, due 1/27/14                4,759,645       4,330,087
                                                 -------------
                                                     4,592,178
                                                 -------------

PRINTING & PUBLISHING 3.5%
Cenveo Corp.
  Delayed Draw Term Loan
  5.727%, due 6/21/13                  104,453          91,745
  Term Loan C
  5.727%, due 6/21/13                2,865,346       2,516,728
Dex Media East LLC
  Replacement Term Loan
  3.231%, due 10/24/14               2,112,385       1,176,900
Hanley Wood LLC
  New Term Loan B
  2.709%, due 3/8/14                 1,625,963         496,935
Idearc, Inc.
  Term Loan B
  (zero coupon), due 11/17/14
  (h)                                2,823,004       1,095,091
MediaNews Group, Inc.
  Term Loan C
  5.723%, due 8/2/13                 1,802,563         312,444
Merrill Communications LLC
  Term Loan
  3.50%, due 12/24/12                5,318,277       3,403,697
New Publishing Acquisition,
  Inc.
  Tranche B Term Loan
  3.50%, due 8/5/12                  4,042,129       1,172,217
Nielsen Finance LLC
  Dollar Term Loan
  2.469%, due 8/9/13                 4,357,564       3,680,655
Penton Media, Inc.
  Term Loan B
  3.229%, due 2/1/13 (d)             5,390,000       2,712,965
R.H. Donnelley, Inc.
  Tranche D1 Term Loan
  6.75%, due 6/30/11                   746,562         492,731
  Tranche D2 Term Loan
  6.75%, due 6/30/11                 3,057,930       2,038,621
                                                 -------------
                                                    19,190,729
                                                 -------------

RETAIL STORE 2.7%
Eye Care Centers of America,
  Inc.
  Term Loan B
  3.45%, due 3/1/12 (d)              2,622,526       2,176,697
Michaels Stores, Inc.
  New Term Loan B
  2.696%, due 10/31/13               2,694,724       1,847,810
Neiman Marcus Group, Inc.
  (The)
  Term Loan B
  2.974%, due 4/6/13                 1,665,541       1,149,223
Pantry, Inc. (The)
  Delayed Draw Term Loan B
  1.93%, due 5/15/14                   626,124         550,989
  Term Loan B
  1.93%, due 5/15/14                 2,174,832       1,913,852
Petco Animal Supplies, Inc.
  Term Loan B
  3.159%, due 10/25/13               3,902,626       3,496,753
Yankee Candle Co., Inc. (The)
  Term Loan B
  3.209%, due 2/6/14                 4,372,298       3,626,275
                                                 -------------
                                                    14,761,599
                                                 -------------

TELECOMMUNICATIONS 2.2%
Centennial Cellular Operating
  Co. LLC
  Term Loan
  3.223%, due 2/9/11                   769,123         758,960
Cricket Communications, Inc.
  Term Loan
  5.75%, due 6/16/13                 3,994,872       3,800,122
Intelsat Corp.
  Term Loan B2-A
  2.989%, due 1/3/14                 1,288,683       1,171,628
  Term Loan B2-B
  2.989%, due 1/3/14                 1,288,292       1,171,273
  Term Loan B2-C
  2.989%, due 1/3/14                 1,288,292       1,171,272


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 17

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
MetroPCS Wireless, Inc.
  Term Loan B
  3.168%, due 11/4/13               $3,994,885   $   3,721,599
                                                 -------------
                                                    11,794,854
                                                 -------------

TEXTILES & LEATHER 0.7%
Springs Windows Fashions LLC
  Term Loan B
  4.00%, due 12/31/12 (d)            2,614,246       1,551,119
St. Johns Knits
  International, Inc.
  Term Loan B
  9.00%, due 3/23/12 (d)             3,468,642       2,254,617
                                                 -------------
                                                     3,805,736
                                                 -------------

UTILITIES 8.1%
AES Corp.
  Term Loan
  5.081%, due 8/10/11                2,000,000       1,865,000
Calpine Corp.
  1st Priority Term Loan
  4.095%, due 3/29/14                3,979,874       3,380,405
Coleto Creek Power, L.P.
  Synthetic Letter of Credit
  1.12%, due 6/28/13                   218,642         152,503
  Term Loan
  3.745%, due 6/28/13                3,078,510       2,147,261
Covanta Energy Corp.
  Funded Letter of Credit
  1.092%, due 2/10/14                1,480,657       1,362,205
  Term Loan B
  1.982%, due 2/10/14                2,947,433       2,711,639
Dynegy Holdings, Inc.
  Synthetic Letter of Credit
  1.93%, due 4/2/13                  4,249,535       3,772,792
InfrastruX Group, Inc.
  Delayed Draw Term Loan
  4.678%, due 11/5/12                3,040,782       2,615,073
KGen LLC
  1st Lien Term Loan
  2.188%, due 2/10/14                2,749,219       2,336,836
  Synthetic Letter of Credit
  3.00%, due 2/8/14                  1,687,500       1,434,375
Mackinaw Power Holdings LLC
  Term Loan B
  2.67%, due 6/22/15 (d)             2,000,000       1,740,000
Mirant North America LLC
  Term Loan
  2.178%, due 1/3/13                 3,924,106       3,658,004
V  NRG Energy, Inc.
  Synthetic Letter of Credit
  1.359%, due 2/1/13                 3,551,860       3,295,832
  Term Loan B
  2.72%, due 2/1/13                  1,545,154       1,433,775
TPF Generation Holdings LLC
  Synthetic Revolver
  1.359%, due 12/15/11                  95,091          88,231
  Synthetic Letter of Credit
  1.359%, due 12/15/13                 303,342         281,457
  Term Loan B
  2.428%, due 12/15/13                 889,404         825,240
  2nd Lien Term Loan C
  4.678%, due 12/15/14               1,600,000       1,292,000
TPF II LC LLC
  Term Loan B
  3.178%, due 10/15/14 (d)           1,744,370       1,535,045
TXU Corp.
  Term Loan B2
  3.969%, due 10/10/14               1,945,063       1,313,139
  Term Loan B3
  3.969%, due 10/10/14               2,955,000       1,989,924
V  USPF Holdings LLC
  Term Loan
  2.198%, due 4/11/14 (d)            4,773,904       4,153,296
  Synthetic Letter of Credit
  2.97%, due 4/11/14 (d)             1,300,000       1,131,000
                                                 -------------
                                                    44,515,032
                                                 -------------
Total Floating Rate Loans
  (Cost $552,919,613)                              438,128,783
                                                 -------------



FOREIGN FLOATING RATE LOANS 4.4% (C)
--------------------------------------------------------------

CHEMICALS, PLASTICS & RUBBER 1.3%
Brenntag Holding GmbH and Co.
  Acquisition Term Loan
  2.505%, due 1/20/14                1,512,000       1,209,600
  Term Loan B2
  3.175%, due 1/20/14                2,169,818       1,735,855
Lucite International US
  Finco, Ltd.
  Delayed Draw Term Loan B2
  2.68%, due 7/8/13                  1,147,500       1,098,731
  Term Loan B1
  2.68%, due 7/8/13                  3,240,429       3,102,711
                                                 -------------
                                                     7,146,897
                                                 -------------

FINANCE 0.7%
Ashtead Group PLC
  Term Loan
  2.25%, due 8/31/11                 4,104,000       3,693,600
                                                 -------------





18 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
FOREIGN FLOATING RATE LOANS (CONTINUED)
PRINTING & PUBLISHING 1.1%
UPC Broadband Holding B.V.
  Term Loan N
  2.315%, due 12/31/14              $5,000,000   $   4,587,500
Yell Group PLC
  Term Loan B1
  3.428%, due 10/27/12               3,500,000       1,752,499
                                                 -------------
                                                     6,339,999
                                                 -------------

RETAIL STORE 0.5%
Dollarama Group, L.P.
  Replacement Term Loan B
  2.789%, due 11/18/11               2,819,086       2,678,132
                                                 -------------


TELECOMMUNICATIONS 0.8%
Intelsat Subsidiary Holding
  Co.
  Tranche B Term Loan
  2.989%, due 7/3/13                 1,825,335       1,666,531
Telesat Canada
  U.S. Term Loan B
  3.554%, due 10/31/14               2,729,232       2,510,893
  U.S. Delayed Draw Term Loan
  4.22%, due 10/31/14                  234,409         215,657
                                                 -------------
                                                     4,393,081
                                                 -------------
Total Foreign Floating Rate
  Loans
  (Cost $28,294,980)                                24,251,709
                                                 -------------
Total Long-Term Investments
  (Cost $589,293,240)                              469,979,742
                                                 -------------




                                        SHARES

COMMON STOCK 0.0%++
--------------------------------------------------------------

SPECIALTY RETAIL 0.0%++
Nellson Nutraceutical, Inc.
  (d)(f)                                   379         265,300
                                                 -------------
Total Common Stock
  (Cost $531,732)                                      265,300
                                                 -------------




                                     PRINCIPAL
                                        AMOUNT

SHORT-TERM INVESTMENTS 15.7%
--------------------------------------------------------------

COMMERCIAL PAPER 12.8%
Abbott Laboratories
  0.12%, due 5/19/09 (a)(g)         $5,036,000       5,035,698
Air Products & Chemicals,
  Inc.
  0.13%, due 5/4/09 (a)(g)           8,499,000       8,498,908
Avon Capital Corp.
  0.12%, due 5/5/09 (a)(g)           9,500,000       9,499,873
Basin Electric Power Coop.
  0.25%, due 6/5/09 (a)(g)           6,998,000       6,996,299
Kimberly Clark Worldwide
  0.15%, due 5/18/09 (a)(g)          7,235,000       7,234,487
Motive Enterprises LLC
  0.20%, due 5/1/09 (g)              6,496,000       6,496,000
NSTAR
  0.14%, due 5/7/09 (a)(g)           2,527,000       2,526,941
NSTAR Electric Co.
  0.15%, due 5/8/09 (g)              6,000,000       5,999,825
Praxair, Inc.
  0.13%, due 5/28/09 (g)             9,500,000       9,499,074
Rockwell Collins, Inc.
  0.13%, due 5/18/09 (a)(g)          3,000,000       2,999,816
  0.22%, due 5/11/09 (a)(g)          3,000,000       2,999,817
Siemens Captal Co. LLC
  0.15%, due 5/13/09 (a)(g)          2,082,000       2,081,896
                                                 -------------
Total Commercial Paper
  (Cost $69,868,634)                                69,868,634
                                                 -------------

REPURCHASE AGREEMENT 0.1%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $279,517
  (Collateralized by a United
  States Treasury Bill with a
  rate of 0.12% and a
  maturity date of 7/30/09,
  with a Principal Amount of
  $290,000 and a Market Value
  of $289,913)                         279,517         279,517
                                                 -------------
Total Repurchase Agreement
  (Cost $279,517)                                      279,517
                                                 -------------

U.S. GOVERNMENT & FEDERAL AGENCIES 2.8%
Federal Home Loan Bank
  (Discount Notes)
  0.08%, due 5/5/09 (g)              3,000,000       2,999,974
  0.08%, due 5/15/09 (g)             2,402,000       2,401,925
United States Treasury Bills
  0.112%, due 5/14/09 (g)              490,000         489,980
  0.20%, due 5/14/09 (g)             9,275,000       9,274,330
                                                 -------------
Total U.S. Government &
  Federal Agencies
  (Cost $15,166,209)                                15,166,209
                                                 -------------
Total Short-Term Investments
  (Cost $85,314,360)                                85,314,360
                                                 -------------
Total Investments
  (Cost $675,139,332) (i)                101.8%    555,559,402
Liabilities in Excess of
  Cash and Other Assets                   (1.8)     (9,666,676)
                                         -----    ------------
Net Assets                               100.0%  $ 545,892,726
                                         =====    ============







The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 19

++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Floating rate.  Rate shown is the rate in
     effect at April 30, 2009.
(c)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at April 30,
     2009. Floating Rate Loans are generally
     considered restrictive in that the Fund
     is ordinarily contractually obligated to
     receive consent from the Agent Bank
     and/or borrower prior to disposition of a
     Floating Rate Loan.
(d)  Illiquid security. The total market value
     of these securities at April 30, 2009 is
     $39,959,945, which represents 7.3% of the
     Fund's net assets.
(e)  This security has additional commitments
     and contingencies. Principal amount and
     value exclude unfunded commitment.
(f)  Fair valued security. The total market
     value of this security at April 30, 2009
     is $265,300, which represents less than
     one-tenth of a percent of the Fund's net
     assets.
(g)  Interest rate presented is yield to
     maturity.
(h)  Issue in default.
(i)  At April 30, 2009, cost is $675,129,345
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $   1,106,706
Gross unrealized depreciation       (120,676,649)
                                   -------------
Net unrealized depreciation        $(119,569,943)
                                   =============



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices               $         --
Level 2--Other Significant
  Observable Inputs                   555,294,102
Level 3--Significant Unobservable
  Inputs                                  265,300
                                     ------------
Total                                $555,559,402
                                     ============



The Fund did not hold other financial instruments as of April 30, 2009.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                   INVESTMENTS IN
                                       SECURITIES
Balance as of 10/31/08                $ 3,270,617
Accrued discounts/premiums                     --
Realized gain (loss)                           --
Change in unrealized
  appreciation/depreciation               808,256
Net purchases (sales)                          --
Net transfers in and/or out of
  Level 3                              (3,813,573)
                                      -----------
Balance as of 4/30/09                 $   265,300
                                      ===========
Net change in unrealized
  appreciation/depreciation from
  investments still held as of
  4/30/09                             $     7,580
                                      ===========






20 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $675,139,332)     $ 555,559,402
Cash                                       355,214
Receivables:
  Fund shares sold                       5,333,586
  Interest                               1,840,809
  Investment securities sold               569,797
Other assets                                63,534
                                     -------------
     Total assets                      563,722,342
                                     -------------
LIABILITIES:
Unrealized depreciation on unfunded
  commitments                              141,326
Payables:
  Investment securities purchased       15,147,334
  Fund shares redeemed                   1,379,027
  Manager (See Note 3)                     259,265
  NYLIFE Distributors (See Note 3)         160,138
  Transfer agent (See Note 3)              136,356
  Professional fees                         62,494
  Shareholder communication                 47,342
  Custodian                                 43,896
  Directors                                  2,998
Accrued expenses                            42,379
Dividend payable                           407,061
                                     -------------
     Total liabilities                  17,829,616
                                     -------------
Net assets                           $ 545,892,726
                                     =============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.2 billion shares
  authorized                         $      68,336
Additional paid-in capital             719,006,528
                                     -------------
                                       719,074,864
Accumulated distributions in excess
  of net investment income              (3,768,426)
Accumulated net realized loss on
  investments                          (49,692,456)
Net unrealized depreciation on
  investments                         (119,579,930)
Net unrealized depreciation on
  unfunded commitments                    (141,326)
                                     -------------
Net assets                           $ 545,892,726
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  17,090,810
                                     =============
Shares of capital stock outstanding      2,139,523
                                     =============
Net asset value per share
  outstanding                        $        7.99
Maximum sales charge (3.00% of
  offering price)                             0.25
                                     -------------
Maximum offering price per share
  outstanding                        $        8.24
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $ 271,579,384
                                     =============
Shares of capital stock outstanding     34,001,712
                                     =============
Net asset value per share
  outstanding                        $        7.99
Maximum sales charge (3.00% of
  offering price)                             0.25
                                     -------------
Maximum offering price per share
  outstanding                        $        8.24
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $  18,861,886
                                     =============
Shares of capital stock outstanding      2,359,986
                                     =============
Net asset value and offering price
  per share outstanding              $        7.99
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $ 110,284,061
                                     =============
Shares of capital stock outstanding     13,804,603
                                     =============
Net asset value and offering price
  per share outstanding              $        7.99
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 128,076,585
                                     =============
Shares of capital stock outstanding     16,029,782
                                     =============
Net asset value and offering price
  per share outstanding              $        7.99
                                     =============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 21

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $ 9,453,496
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,414,500
  Distribution/Service--Investor
     Class (See Note 3)                    17,715
  Distribution/Service--Class A (See
     Note 3)                              296,246
  Service--Class B (See Note 3)            22,395
  Service--Class C (See Note 3)           121,161
  Distribution--Class B (See Note 3)       67,186
  Distribution--Class C (See Note 3)      363,484
  Transfer agent--Investor Class
     (See Note 3)                          19,736
  Transfer agent--Class A (See Note
     3)                                    69,768
  Transfer agent--Classes B and C
     (See Note 3)                         159,868
  Transfer agent--Class I (See Note
     3)                                    31,000
  Professional fees                        82,882
  Shareholder communication                62,725
  Registration                             40,172
  Directors                                12,494
  Custodian                                 7,475
  Miscellaneous                            34,954
                                      -----------
     Total expenses before waiver       2,823,761
  Expense waiver from Manager (See
     Note 3)                                 (233)
                                      -----------
     Net expenses                       2,823,528
                                      -----------
Net investment income                   6,629,968
                                      -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments           23,655
Net change in unrealized
  depreciation on investments and
  unfunded commitments                 29,665,311
                                      -----------
Net realized and unrealized gain on
  investments                          29,688,966
                                      -----------
Net increase in net assets resulting
  from  operations                    $36,318,934
                                      ===========






22 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  6,629,968   $  37,562,380
 Net realized gain (loss) on
  investments                        23,655     (30,852,567)
 Net change in unrealized
  depreciation on investments
  and unfunded commitments       29,665,311    (124,323,265)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     36,318,934    (117,613,452)
                               ----------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                 (299,072)       (469,473)
    Class A                      (5,238,947)    (21,974,455)
    Class B                        (315,876)     (1,590,268)
    Class C                      (1,687,104)     (7,597,147)
    Class I                      (2,456,071)     (5,941,625)
                               ----------------------------
 Total dividends to
  shareholders                   (9,997,070)    (37,572,968)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        122,989,620     183,362,884
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       7,319,537      24,850,331
 Cost of shares redeemed (a)    (99,198,040)   (537,580,309)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                31,111,117    (329,367,094)
                               ----------------------------
    Net increase (decrease)
     in net assets               57,432,981    (484,553,514)

NET ASSETS:
Beginning of period             488,459,745     973,013,259
                               ----------------------------
End of period                  $545,892,726   $ 488,459,745
                               ============================
Accumulated distributions in
 excess of net investment
 income at end of period       $ (3,768,426)  $    (401,324)
                               ============================



(a) Cost of shares redeemed net of redemption fee of $57,148 and $134,564 for the six-month period ended April 30, 2009 and year ended October 31, 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                           INVESTOR CLASS
                                     -------------------------
                                                  FEBRUARY 28,
                                     SIX MONTHS      2008**
                                        ENDED        THROUGH
                                      APRIL 30,    OCTOBER 31,

                                     -------------------------
                                        2009*         2008
Net asset value at beginning of
  period                             $  7.61      $  8.94
                                     -------      -------
Net investment income                   0.11         0.28
Net realized and unrealized gain
  (loss) on investments                 0.43        (1.33)
                                     -------      -------
Total from investment operations        0.54        (1.05)
                                     -------      -------
Less dividends:
  From net investment income           (0.16)       (0.28)
                                     -------      -------
Redemption fee                          0.00 ++      0.00 ++
                                     -------      -------
Net asset value at end of period     $  7.99      $  7.61
                                     =======      =======
Total investment return (b)             7.22%(c)   (12.19%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 2.77%++      4.43% ++
  Net expenses                          1.23%++      1.05% ++
Portfolio turnover rate                    5%          10%
Net assets at end of period (in
  000's)                             $17,091      $14,586




                                                           CLASS B
                            ---------------------------------------------------------------------
                                                                                         MAY 3,
                            SIX MONTHS                                                   2004**
                               ENDED                                                    THROUGH
                             APRIL 30,             YEAR ENDED OCTOBER 31,             OCTOBER 31,

                            ---------------------------------------------------------------------
                               2009*        2008       2007       2006       2005         2004
Net asset value at
  beginning of period         $  7.61     $  9.65    $  9.93    $  9.99    $ 10.03      $ 10.00
                              -------     -------    -------    -------    -------      -------
Net investment income            0.07        0.39       0.55       0.51       0.33 (a)     0.10 (a)
Net realized and
  unrealized gain (loss)
  on investments                 0.44       (2.03)     (0.28)     (0.06)     (0.04)        0.04
                              -------     -------    -------    -------    -------      -------
Total from investment
  operations                     0.51       (1.64)      0.27       0.45       0.29         0.14
                              -------     -------    -------    -------    -------      -------
Less dividends:
  From net investment
     income                     (0.13)      (0.40)     (0.55)     (0.51)     (0.33)       (0.11)
                              -------     -------    -------    -------    -------      -------
Redemption fee                   0.00 ++     0.00 ++    0.00 ++    0.00 ++    0.00 ++      0.00 ++
                              -------     -------    -------    -------    -------      -------
Net asset value at end of
  period                      $  7.99     $  7.61    $  9.65    $  9.93    $  9.99      $ 10.03
                              =======     =======    =======    =======    =======      =======
Total investment return
  (b)                            6.83%(c)  (17.66%)     2.88%      4.66%      2.95%        1.41%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          2.05%++     4.51%      5.59%      5.20%      3.36%        2.08%++
  Net expenses                   1.98%++     1.79%      1.76%      1.75%      1.79%        1.82%++
Portfolio turnover rate             5%         10%        29%         8%        13%           3%
Net assets at end of
  period (in 000's)           $18,862     $20,703    $47,141    $53,466    $62,196      $38,233




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.





24    MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                       CLASS A
      -------------------------------------------------------------------------
                                                                       MAY 3,
      SIX MONTHS                                                       2004**
         ENDED                                                        THROUGH
       APRIL 30,               YEAR ENDED OCTOBER 31,               OCTOBER 31,

      -------------------------------------------------------------------------
         2009*        2008        2007        2006        2005          2004
       $   7.61     $   9.65    $   9.93    $   9.99    $  10.03      $  10.00
       --------     --------    --------    --------    --------      --------
           0.11         0.46        0.62        0.59        0.40 (a)      0.14 (a)
           0.43        (2.03)      (0.28)      (0.06)      (0.03)         0.04
       --------     --------    --------    --------    --------      --------
           0.54        (1.57)       0.34        0.53        0.37          0.18
       --------     --------    --------    --------    --------      --------

          (0.16)       (0.47)      (0.62)      (0.59)      (0.41)        (0.15)
       --------     --------    --------    --------    --------      --------
           0.00 ++      0.00 ++     0.00 ++     0.00 ++     0.00 ++       0.00 ++
       --------     --------    --------    --------    --------      --------
       $   7.99     $   7.61    $   9.65    $   9.93    $   9.99      $  10.03
       ========     ========    ========    ========    ========      ========
           7.34%(c)   (16.91%)      3.65%       5.34%       3.72%         1.79%(c)

           3.00%++      5.36%       6.34%       5.95%       4.11%         2.83%++
           1.01%++      1.00%       1.01%       1.00%       1.04%         1.07%++
              5%          10%         29%          8%         13%            3%
       $271,579     $245,193    $631,749    $692,411    $505,726      $254,969




                                       CLASS C
      -------------------------------------------------------------------------
                                                                       MAY 3,
      SIX MONTHS                                                       2004**
         ENDED                                                        THROUGH
       APRIL 30,               YEAR ENDED OCTOBER 31,               OCTOBER 31,

      -------------------------------------------------------------------------
         2009*        2008        2007        2006        2005          2004
       $   7.61     $   9.65    $   9.93    $   9.99    $  10.03      $ 10.00
       --------     --------    --------    --------    --------      -------
           0.08         0.39        0.55        0.51        0.33 (a)     0.10 (a)
           0.43        (2.03)      (0.28)      (0.06)      (0.04)        0.04
       --------     --------    --------    --------    --------      -------
           0.51        (1.64)       0.27        0.45        0.29         0.14
       --------     --------    --------    --------    --------      -------

          (0.13)       (0.40)      (0.55)      (0.51)      (0.33)       (0.11)
       --------     --------    --------    --------    --------      -------
           0.00 ++      0.00 ++     0.00 ++     0.00 ++     0.00 ++      0.00 ++
       --------     --------    --------    --------    --------      -------
       $   7.99     $   7.61    $   9.65    $   9.93    $   9.99      $ 10.03
       ========     ========    ========    ========    ========      =======
           6.83%(c)   (17.66%)      2.88%       4.66%       2.94%        1.41%(c)

           2.02%++      4.52%       5.59%       5.20%       3.36%        2.08%++
           1.98%++      1.79%       1.76%       1.75%       1.79%        1.82%++
              5%          10%         29%          8%         13%           3%
       $110,284     $104,048    $232,130    $242,469    $168,021      $85,807




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                          CLASS I
                             ----------------------------------------------------------------
                                                                                     MAY 3,
                             SIX MONTHS                                              2004**
                                ENDED                                               THROUGH
                              APRIL 30,           YEAR ENDED OCTOBER 31,          OCTOBER 31,

                             ----------------------------------------------------------------
                                2009*       2008       2007      2006     2005        2004
Net asset value at
  beginning of period         $   7.61    $   9.65   $  9.93   $  9.99   $10.03      $10.00
                              --------    --------   -------   -------   ------      ------
Net investment income             0.12        0.50      0.66      0.61     0.43 (a)    0.15 (a)
Net realized and
  unrealized gain (loss)
  on investments                  0.43       (2.04)    (0.28)    (0.06)   (0.04)       0.04
                              --------    --------   -------   -------   ------      ------
Total from investment
  operations                      0.55       (1.54)     0.38      0.55     0.39        0.19
                              --------    --------   -------   -------   ------      ------
Less dividends:
  From net investment
     income                      (0.17)      (0.50)    (0.66)    (0.61)   (0.43)      (0.16)
                              --------    --------   -------   -------   ------      ------
Redemption fee                    0.00 ++     0.00 ++   0.00 ++   0.00 ++  0.00 ++     0.00 ++
                              --------    --------   -------   -------   ------      ------
Net asset value at end of
  period                      $   7.99    $   7.61   $  9.65   $  9.93   $ 9.99      $10.03
                              ========    ========   =======   =======   ======      ======
Total investment return
  (b)                             7.47%(c)  (16.67%)    3.89%     5.71%    3.98%       1.92%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           3.24%++     5.33%     6.68%     6.20%    4.36%       3.08%++
  Net expenses                    0.76%++     0.71%     0.67%     0.75%    0.79%       0.82%++
Portfolio turnover rate              5%         10%       29%        8%      13%          3%
Net assets at end of
  period (in 000's)           $128,077    $103,930   $61,992   $47,743   $9,284      $2,298




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.





26    MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Floating Rate Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within four years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide high current income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Company has engaged an independent pricing service to provide market value quotations from dealers in loans. As of April 30, 2009, 100% of total investments in loans were valued based on prices from such services.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund held securities with a value of $265,300 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager may, pursuant to procedures adopted by the Fund's Board of Directors, adjust the value of the local price to reflect the

                                                   mainstayinvestments.com    27
impact on the price of such securities as a result of such events.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and the Fund pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.



28    MainStay Floating Rate Fund

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Directors. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. (See Note 5.)

(I) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(J) CONCENTRATION OF RISK. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund invests in floating rate loans. The floating rate loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans

                                                   mainstayinvestments.com    29
are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund's net asset value could go down and you could lose money.

(K) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by New York Life Investments directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $1 billion and 0.575% on assets in excess of $1 billion. Prior to May 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of 0.60% of the average daily net assets of the Fund.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.25%; Class A, 1.01%; Class B, 2.00%; Class C, 2.00%; and Class I, 0.90%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $1,414,500 and waived its fees in the amount of $233.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

OCTOBER 31,
    2012       TOTAL
    $233        $233
--------------------


State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and


30    MainStay Floating Rate Fund

Class C shares of the Fund also incur a shareholder service fee at an annual rate of 0.25% of an average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $1,820 and $9,878, respectively for the six-month period ended April 30, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $21, $1,120, $16,624 and $18,813, respectively, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $280,372.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                          $11,775,028    4.3%
---------------------------------------------------
Class C                                  979    0.0++
---------------------------------------------------
Class I                                1,028    0.0++
---------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $23,166.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $49,726,098 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2012              $   229
       2013                3,166
       2014                1,437
       2015               14,042
       2016               30,852
------------------------------------

      Total              $49,726
------------------------------------


The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distributions paid from:
  Ordinary Income                    $37,572,968
------------------------------------------------



NOTE 5--COMMITMENTS AND CONTINGENCIES:

At April 30, 2009, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                            UNREALIZED
                             UNFUNDED    APPRECIATION/
 BORROWER                  COMMITMENT   (DEPRECIATION)
Aleris International,
  Inc.
  DIP Term Loan
  due 2/15/10              $  988,138        $(124,959)
------------------------------------------------------
Bausch and Lomb, Inc.
  Delayed Draw Term Loan
  due 4/24/15                 250,000          (33,616)
------------------------------------------------------
Lyondell Chemical Co.
  DIP Term Loan
  due 12/15/09                833,077           17,249
------------------------------------------------------
Total                      $2,071,215        $(141,326)
------------------------------------------------------



Each of these commitments is available until the maturity date of the security.

NOTE 6--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.


                                                   mainstayinvestments.com    31

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of securities, other than short-term securities, were $68,202 and $20,806, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      285,740   $   2,147,409
Shares issued to
  shareholders in
  reinvestment of dividends       38,450         283,573
Shares redeemed                 (322,544)     (2,370,813)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                       1,646          60,169
Shares converted into
  Investor Class (See Note
  1)                             237,188       1,747,297
Shares converted from
  Investor Class (See Note
  1)                             (16,248)       (112,270)
                             ---------------------------
Net increase                     222,586   $   1,695,196
                             ===========================
Period ended October 31, 2008 (a):
Shares sold                      371,653   $   2,957,223
Shares issued to
  shareholders in
  reinvestment of dividends       49,562         368,959
Shares redeemed                 (489,196)     (4,340,369)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                     (67,981)     (1,014,187)
Shares converted into
  Investor Class (See Note
  1)                           2,241,521      20,514,653
Shares converted from
  Investor Class (See Note
  1)                            (256,603)     (2,308,552)
                             ---------------------------
Net increase                   1,916,937   $  17,191,914
                             ===========================

(a) Investor Class shares were first offered on February
    28, 2008.


 CLASS A                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                   10,316,719   $  76,428,376
Shares issued to
  shareholders in
  reinvestment of dividends      462,801       3,407,859
Shares redeemed               (9,041,620)    (66,967,293)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                   1,737,900      12,868,942
Shares converted into Class
  A (See Note 1)                 153,098       1,102,794
Shares converted from Class
  A (See Note 1)                (122,150)       (910,019)
                             ---------------------------
Net increase                   1,768,848   $  13,061,717
                             ===========================
Year ended October 31,
  2008:
Shares sold                    9,297,204   $  86,248,262
Shares issued to
  shareholders in
  reinvestment of dividends      566,206      13,388,662
Shares redeemed              (42,735,119)   (388,665,235)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                 (32,871,709)   (289,028,311)
Shares converted into Class
  A (See Note 1)                 741,233       6,743,950
Shares converted from Class
  A (See Note 1)              (2,132,743)    (19,028,731)
                             ---------------------------
Net decrease                 (34,263,219)  $(301,313,092)
                             ===========================

 CLASS B                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      290,994   $   2,203,467
Shares issued to
  shareholders in
  reinvestment of dividends       34,887         256,231
Shares redeemed                 (433,673)     (3,193,281)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (107,792)       (733,583)
Shares converted from Class
  B (See Note 1)                (251,710)     (1,827,802)
                             ---------------------------
Net decrease                    (359,502)  $  (2,561,385)
                             ===========================
Year ended October 31,
  2008:
Shares sold                      310,626   $   2,919,514
Shares issued to
  shareholders in
  reinvestment of dividends      139,728       1,197,107
Shares redeemed               (1,968,111)    (17,756,643)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,517,757)    (13,640,022)
Shares converted from Class
  B (See Note 1)                (647,125)     (5,921,320)
                             ---------------------------
Net decrease                  (2,164,882)  $ (19,561,342)
                             ===========================





32    MainStay Floating Rate Fund

 CLASS C                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    2,790,530   $  20,885,360
Shares issued to
  shareholders in
  reinvestment of dividends      143,945       1,058,335
Shares redeemed               (2,800,300)    (20,449,915)
                             ---------------------------
Net increase                     134,175   $   1,493,780
                             ===========================
Year ended October 31,
  2008:
Shares sold                    1,771,527   $  16,655,564
Shares issued to
  shareholders in
  reinvestment of dividends      529,598       4,517,326
Shares redeemed              (12,686,879)   (114,776,211)
                             ---------------------------
Net decrease                 (10,385,754)  $ (93,603,321)
                             ===========================


 CLASS I                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    2,919,488   $  21,325,008
Shares issued to
  shareholders in
  reinvestment of dividends      313,008       2,313,539
Shares redeemed                 (858,407)     (6,216,738)
                             ---------------------------
Net increase                   2,374,089   $  17,421,809
                             ===========================
Year ended October 31,
  2008:
Shares sold                    7,924,775   $  74,582,321
Shares issued to
  shareholders in
  reinvestment of dividends      654,944       5,378,277
Shares redeemed               (1,350,054)    (12,041,851)
                             ---------------------------
Net increase                   7,229,665   $  67,918,747
                             ===========================





NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



                                                   mainstayinvestments.com    33

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.


The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).




34    MainStay Floating Rate Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO15961         (RECYCLE LOGO)            MS140-09           MSFR10-06/09
                                                                          A4

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 GROWTH EQUITY FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 GROWTH EQUITY FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF NEW
SUBADVISORY AGREEMENT                      26
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        28
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       28

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (11/4/05)
--------------------------------------------------------
With sales charges          -8.25%   -37.03%     -7.36%
Excluding sales charges     -2.91    -33.36      -5.84




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY GROWTH    RUSSELL 1000
                                   EQUITY FUND      GROWTH INDEX
                                 ---------------    ------------
11/4/05                                9450             10000
                                      10017             10553
                                      11123             11846
                                      11495             11818
4/30/09                                7660              8087






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (11/4/05)
--------------------------------------------------------
With sales charges          -8.22%   -36.98%     -7.32%
Excluding sales charges     -2.87    -33.31      -5.80




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY GROWTH    RUSSELL 1000
                                   EQUITY FUND      GROWTH INDEX
                                 ---------------    ------------
11/4/05                               23625             25000
                                      25043             26382
                                      27807             29614
                                      28762             29545
4/30/09                               19181             20218






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (11/4/05)
--------------------------------------------------------
With sales charges          -8.18%   -36.99%     -7.09%
Excluding sales charges     -3.35    -33.67      -6.55




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY GROWTH    RUSSELL 1000
                                   EQUITY FUND      GROWTH INDEX
                                 ---------------    ------------
11/4/05                               10000             10000
                                      10560             10553
                                      11640             11846
                                      11903             11818
4/30/09                                7739              8087





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (11/4/05)
--------------------------------------------------------
With sales charges          -4.19%   -34.34%     -6.55%
Excluding sales charges     -3.23    -33.67      -6.55




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                         MAINSTAY GROWTH    RUSSELL 1000
                                           EQUITY FUND      GROWTH INDEX
                                         ---------------    ------------
11/4/05                                       10000             10000
                                              10560             10553
                                              11640             11846
                                              11903             11818
4/30/09                                        7895              8087






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL      SIX       ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (11/4/05)
-----------------------------------------------
                   -2.79%   -33.07%     -5.53%




(PERFORMANCE GRAPH)

                                 MAINSTAY GROWTH    RUSSELL 1000
                                   EQUITY FUND      GROWTH INDEX
                                 ---------------    ------------
11/4/05                               10000             10000
                                      10610             10553
                                      11808             11846
                                      12255             11818
4/30/09                                8202              8087







 BENCHMARK PERFORMANCE                       SIX       ONE       SINCE
                                           MONTHS     YEAR     INCEPTION
------------------------------------------------------------------------
Russell 1000(R) Growth Index(3)             -1.52%   -31.57%     -5.91%
Average Lipper large-cap growth fund(4)     -2.35    -33.21      -7.56



2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 1000(R) Growth Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Growth Equity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GROWTH EQUITY FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $970.90         $6.16          $1,018.50         $ 6.31
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $971.30         $5.96          $1,018.70         $ 6.11
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $966.50         $9.80          $1,014.80         $10.04
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $967.70         $9.81          $1,014.80         $10.04
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $972.10         $4.79          $1,019.90         $ 4.91
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.26% for Investor Class, 1.22% for Class A, 2.01% for Class B and Class C and 0.98% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF APRIL 30, 2009



Computers & Peripherals                9.9%
Communications Equipment               6.0
Software                               5.8
Internet Software & Services           5.5
Food & Staples Retailing               5.3
Health Care Equipment & Supplies       4.7
Oil, Gas & Consumable Fuels            4.6
Aerospace & Defense                    4.5
IT Services                            4.4
Semiconductors & Semiconductor
  Equipment                            3.5
Biotechnology                          3.3
Specialty Retail                       2.9
Capital Markets                        2.7
Health Care Providers & Services       2.7
Pharmaceuticals                        2.7
Chemicals                              2.6
Energy Equipment & Services            2.6
Hotels, Restaurants & Leisure          2.1
Professional Services                  2.0
Wireless Telecommunication Services    1.9
Diversified Financial Services         1.8
Road & Rail                            1.8
Air Freight & Logistics                1.7
Food Products                          1.7
Beverages                              1.5
Life Sciences Tools & Services         1.4
Machinery                              1.2
Multiline Retail                       1.2
Internet & Catalog Retail              1.1
Trading Companies & Distributors       1.1
Household Products                     0.9
Construction & Engineering             0.8
Insurance                              0.7
Media                                  0.7
Tobacco                                0.6
Household Durables                     0.5
Real Estate Investment Trusts          0.4
Short-Term Investment                  1.2
Cash and Other Assets, Less
  Liabilities                          0.0++
                                     -----

                                     100.0%
                                     =====



 See Portfolio of Investments on page 11 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  International Business Machines Corp.
    2.  Microsoft Corp.
    3.  Apple, Inc.
    4.  Cisco Systems, Inc.
    5.  QUALCOMM, Inc.
    6.  Wal-Mart Stores, Inc.
    7.  Google, Inc. Class A
    8.  Monsanto Co.
    9.  Gilead Sciences, Inc.
   10.  Union Pacific Corp.







8    MainStay Growth Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY HARISH KUMAR, PHD, CFA, OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY GROWTH EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Growth Equity Fund returned -2.91% for Investor Class shares, -2.87% for Class A shares, -3.35% for Class B shares and -3.23% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned -2.79%. All share classes underperformed the -2.35% return of the average Lipper(1) large-cap growth fund and the -1.52% of the Russell 1000(R) Growth Index(2) for the six months ended April 30, 2009. The Russell 1000(R) Growth Index is the Fund's broad-based securities market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's underperformance relative to the Russell 1000(R) Growth Index resulted primarily from stock selection in the materials and health care sectors.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH SECTORS DETRACTED?

Even in a broadly declining market, some sectors performed better than others. On an absolute basis, the three-strongest contributing sectors to the Fund's performance were telecommunication services, consumer discretionary and information technology. Detracting sectors on an absolute basis included materials, financials and health care.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG PERFORMERS AND WHICH STOCKS DETRACTED?

In absolute terms, the strongest contributors to the Fund's performance were information technology companies Apple and IBM and global online travel company Priceline.com. All three companies performed well in a tough economic environment and provided positive returns while they were held by the Fund.

On the basis of absolute performance, major detractors included financial services firm State Street, health care products company Abbott Laboratories and diversified health care company Baxter International.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period the Fund initiated new positions in global business advisory firm FTI Consulting and specialty retailer Best Buy. FTI Consulting was expected to benefit from the demand for restructuring advice among companies distressed by the credit crisis, which prompted us to purchase the stock. Best Buy benefited from the bankruptcy of competitor Circuit City, which occurred prior to the Fund's purchase of Best Buy and helped Best Buy gain market share.

Significant sales by the Fund included Lender Processing Services and Morgan Stanley. We sold Lender Processing Services, which provides processing, services and analytics to the mortgage industry, on concerns that the company faced headline risk from rumors of a federal agency investigation. Morgan Stanley was sold because, in our view, it was negatively affected by the credit crisis.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE OVER THE COURSE OF THE REPORTING PERIOD?

During the reporting period, the Fund increased its weighting relative to the Russell 1000(R) Growth Index in the telecommunication services and energy sectors. Over the same period, the Fund decreased its weightings in consumer discretionary and utilities.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price for the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000(R) Growth Index.

                                                    mainstayinvestments.com    9

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2009?

As of April 30, 2009, the Fund was slightly overweight relative to the Russell 1000(R) Growth Index in information technology and health care. The information technology position helped the Fund's performance, but the health care position detracted from the Fund's performance. The Fund's industry-group positioning is a result of our bottom-up stock-selection process rather than a top-down macroeconomic viewpoint.

On the same date, the Fund held underweight positions relative to the Russell 1000(R) Growth Index in consumer staples and utilities. Both of these positions helped the Fund's performance.



----------
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Growth Equity Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED




                                       SHARES           VALUE
COMMON STOCKS 98.8%+
-------------------------------------------------------------

AEROSPACE & DEFENSE 4.5%
Lockheed Martin Corp.                   5,322   $     417,937
Northrop Grumman Corp.                  8,530         412,426
Precision Castparts Corp.               9,975         746,728
United Technologies Corp.              16,725         816,849
                                                -------------
                                                    2,393,940
                                                -------------

AIR FREIGHT & LOGISTICS 1.7%
C.H. Robinson Worldwide, Inc.           8,715         463,289
Expeditors International of
  Washington, Inc.                     11,818         410,203
                                                -------------
                                                      873,492
                                                -------------

BEVERAGES 1.5%
Coca-Cola Co. (The)                     7,390         318,140
Hansen Natural Corp. (a)               11,040         449,990
                                                -------------
                                                      768,130
                                                -------------

BIOTECHNOLOGY 3.3%
Cephalon, Inc. (a)                      7,140         468,455
Genzyme Corp. (a)                       5,404         288,195
V  Gilead Sciences, Inc. (a)           21,546         986,807
                                                -------------
                                                    1,743,457
                                                -------------

CAPITAL MARKETS 2.7%
BlackRock, Inc.                         3,193         467,838
Charles Schwab Corp. (The)             33,745         623,608
Goldman Sachs Group, Inc.
  (The)                                 2,743         352,475
                                                -------------
                                                    1,443,921
                                                -------------

CHEMICALS 2.6%
V  Monsanto Co.                        12,254       1,040,242
Mosaic Co. (The)                        8,128         328,778
                                                -------------
                                                    1,369,020
                                                -------------

COMMUNICATIONS EQUIPMENT 6.0%
V  Cisco Systems, Inc. (a)             86,338       1,668,050
V  QUALCOMM, Inc.                      35,941       1,521,023
                                                -------------
                                                    3,189,073
                                                -------------

COMPUTERS & PERIPHERALS 9.9%
V  Apple, Inc. (a)                     13,833       1,740,606
Hewlett-Packard Co.                    25,423         914,720
V  International Business
  Machines Corp.                       19,510       2,013,627
NetApp, Inc. (a)                       29,395         537,929
                                                -------------
                                                    5,206,882
                                                -------------

CONSTRUCTION & ENGINEERING 0.8%
Quanta Services, Inc. (a)              17,693         402,162
                                                -------------

DIVERSIFIED FINANCIAL SERVICES 1.8%
IntercontinentalExchange, Inc.
  (a)                                   6,285         550,566
JPMorgan Chase & Co.                   11,692         385,836
                                                -------------
                                                      936,402
                                                -------------

ENERGY EQUIPMENT & SERVICES 2.6%
FMC Technologies, Inc. (a)             10,125         346,579
Halliburton Co.                        24,157         488,454
National Oilwell Varco, Inc.
  (a)                                  17,713         536,350
                                                -------------
                                                    1,371,383
                                                -------------

FOOD & STAPLES RETAILING 5.3%
CVS Caremark Corp.                     26,958         856,725
Kroger Co. (The)                       21,029         454,647
V  Wal-Mart Stores, Inc.               28,982       1,460,693
                                                -------------
                                                    2,772,065
                                                -------------

FOOD PRODUCTS 1.7%
Dean Foods Co. (a)                     17,853         369,557
General Mills, Inc.                    10,515         533,005
                                                -------------
                                                      902,562
                                                -------------

HEALTH CARE EQUIPMENT & SUPPLIES 4.7%
Baxter International, Inc.             16,281         789,629
Becton, Dickinson & Co.                 5,765         348,667
Medtronic, Inc.                        24,608         787,456
St. Jude Medical, Inc. (a)             16,523         553,851
                                                -------------
                                                    2,479,603
                                                -------------

HEALTH CARE PROVIDERS & SERVICES 2.7%
Aetna, Inc.                            17,496         385,087
CIGNA Corp.                            14,617         288,101
Medco Health Solutions, Inc.
  (a)                                  17,379         756,855
                                                -------------
                                                    1,430,043
                                                -------------

HOTELS, RESTAURANTS & LEISURE 2.1%
Carnival Corp.                         22,155         595,526
Yum! Brands, Inc.                      16,087         536,502
                                                -------------
                                                    1,132,028
                                                -------------

HOUSEHOLD DURABLES 0.5%
D.R. Horton, Inc.                      18,328         239,180
                                                -------------

HOUSEHOLD PRODUCTS 0.9%
Procter & Gamble Co. (The)              9,295         459,545
                                                -------------

INSURANCE 0.7%
W.R. Berkley Corp.                     15,313         366,134
                                                -------------

INTERNET & CATALOG RETAIL 1.1%
Priceline.com, Inc. (a)                 5,734         556,714
                                                -------------


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                       SHARES           VALUE
COMMON STOCKS (CONTINUED)

INTERNET SOFTWARE & SERVICES 5.5%
Baidu, Inc./China, ADR (a)(b)           1,904   $     443,442
Equinix, Inc. (a)                       7,370         517,595
V  Google, Inc. Class A (a)             3,582       1,418,365
VeriSign, Inc. (a)                     25,642         527,712
                                                -------------
                                                    2,907,114
                                                -------------

IT SERVICES 4.4%
Cognizant Technology Solutions
  Corp. Class A (a)                    29,551         732,569
Mastercard, Inc. Class A                3,933         721,509
Visa, Inc. Class A                     13,353         867,411
                                                -------------
                                                    2,321,489
                                                -------------

LIFE SCIENCES TOOLS & SERVICES 1.4%
Illumina, Inc. (a)                     12,400         463,140
Thermo Fisher Scientific, Inc.
  (a)                                   7,842         275,097
                                                -------------
                                                      738,237
                                                -------------

MACHINERY 1.2%
Danaher Corp.                          11,073         647,106
                                                -------------

MEDIA 0.7%
Time Warner Cable, Inc.                12,234         394,302
                                                -------------

MULTILINE RETAIL 1.2%
Kohl's Corp. (a)                       13,937         632,043
                                                -------------

OIL, GAS & CONSUMABLE FUELS 4.6%
Encore Acquisition Co. (a)             17,436         508,957
ExxonMobil Corp.                        3,559         237,279
Noble Energy, Inc.                      8,571         486,404
Petro-Canada                           11,383         358,906
Petroleo Brasileiro S.A., ADR
  (b)                                  11,000         369,270
Southwestern Energy Co. (a)            13,112         470,196
                                                -------------
                                                    2,431,012
                                                -------------

PHARMACEUTICALS 2.7%
Abbott Laboratories                    13,494         564,724
Allergan, Inc.                          8,119         378,833
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (b)                              11,579         508,202
                                                -------------
                                                    1,451,759
                                                -------------

PROFESSIONAL SERVICES 2.0%
FTI Consulting, Inc. (a)                8,322         456,711
Robert Half International,
  Inc.                                 24,796         595,600
                                                -------------
                                                    1,052,311
                                                -------------

REAL ESTATE INVESTMENT TRUSTS 0.4%
HCP, Inc.                              10,359         227,380
                                                -------------

ROAD & RAIL 1.8%
V  Union Pacific Corp.                 19,576         961,965
                                                -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.5%
Broadcom Corp. Class A (a)             22,439         520,360
Intel Corp.                            16,268         256,709
MEMC Electronic Materials,
  Inc. (a)                             24,640         399,168
Texas Instruments, Inc.                35,809         646,711
                                                -------------
                                                    1,822,948
                                                -------------

SOFTWARE 5.8%
McAfee, Inc. (a)                       11,575         434,526
V  Microsoft Corp.                     91,651       1,856,849
Oracle Corp.                           40,235         778,145
                                                -------------
                                                    3,069,520
                                                -------------

SPECIALTY RETAIL 2.9%
Best Buy Co., Inc.                     12,957         497,290
GameStop Corp. Class A (a)             14,102         425,316
Lowe's Cos., Inc.                      28,389         610,363
                                                -------------
                                                    1,532,969
                                                -------------

TOBACCO 0.6%
Philip Morris International,
  Inc.                                  8,065         291,953
                                                -------------

TRADING COMPANIES & DISTRIBUTORS 1.1%
Fastenal Co.                           15,757         604,439
                                                -------------

WIRELESS TELECOMMUNICATION SERVICES 1.9%
American Tower Corp. Class A
  (a)                                  15,817         502,348
MetroPCS Communications, Inc.
  (a)                                  28,472         486,586
                                                -------------
                                                      988,934
                                                -------------
Total Common Stocks
  (Cost $53,719,209)                               52,111,217
                                                -------------



12    MainStay Growth Equity Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT           VALUE
SHORT-TERM INVESTMENT 1.2%
-------------------------------------------------------------

REPURCHASE AGREEMENT 1.2%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $619,649
  (Collateralized by a United
  States Treasury Bill with a
  rate of 0.12% and a maturity
  date of 7/30/09, with a
  Principal Amount of $635,000
  and a Market Value of
  $634,810)                         $ 619,648   $     619,648
                                                -------------
Total Short-Term Investment
  (Cost $619,648)                                     619,648
                                                -------------
Total Investments
  (Cost $54,338,857) (c)                100.0%     52,730,865
Cash and Other Assets,
  Less Liabilities                        0.0++        12,123
                                        -----    ------------
Net Assets                              100.0%  $  52,742,988
                                        =====    ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  ADR - American Depositary Receipt.
(c)  At April 30, 2009, cost is $57,785,048
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation       $ 3,004,336
Gross unrealized depreciation        (8,058,519)
                                    -----------
Net unrealized depreciation         $(5,054,183)
                                    ===========



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices                $52,111,217
Level 2--Other Significant
  Observable Inputs                       619,648
Level 3--Significant Unobservable
  Inputs                                       --
                                      -----------
Total                                 $52,730,865
                                      ===========




The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $54,338,857)      $ 52,730,865
Receivables:
  Investment securities sold              247,991
  Dividends                                46,302
  Fund shares sold                          4,225
Other assets                               62,444
                                     ------------
     Total assets                      53,091,827
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased         282,855
  Manager (See Note 3)                     29,524
  Professional fees                        20,401
  Custodian                                 8,957
  Fund shares redeemed                      3,845
  Transfer agent (See Note 3)               2,410
  Directors                                   754
  NYLIFE Distributors (See Note 3)             93
                                     ------------
     Total liabilities                    348,839
                                     ------------
Net assets                           $ 52,742,988
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.2 billion shares
  authorized                         $      6,564
Additional paid-in capital             89,702,237
                                     ------------
                                       89,708,801
Accumulated undistributed net
  investment income                       291,151
Accumulated net realized loss on
  investments                         (35,648,972)
Net unrealized depreciation on
  investments                          (1,607,992)
                                     ------------
Net assets                           $ 52,742,988
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $     24,951
                                     ============
Shares of capital stock outstanding         3,113
                                     ============
Net asset value per share
  outstanding                        $       8.01
Maximum sales charge (5.50% of
  offering price)                            0.47
                                     ------------
Maximum offering price per share
  outstanding                        $       8.48
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $     40,048
                                     ============
Shares of capital stock outstanding         5,000
                                     ============
Net asset value per share
  outstanding                        $       8.01
Maximum sales charge (5.50% of
  offering price)                            0.47
                                     ------------
Maximum offering price per share
  outstanding                        $       8.48
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $    103,249
                                     ============
Shares of capital stock outstanding        13,235
                                     ============
Net asset value and offering price
  per share outstanding              $       7.80
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $     38,998
                                     ============
Shares of capital stock outstanding         5,000
                                     ============
Net asset value and offering price
  per share outstanding              $       7.80
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 52,535,742
                                     ============
Shares of capital stock outstanding     6,537,628
                                     ============
Net asset value and offering price
  per share outstanding              $       8.04
                                     ============






14    MainStay Growth Equity Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $    694,769
                                     ------------
EXPENSES:
  Manager (See Note 3)                    211,883
  Shareholder communication                28,664
  Professional fees                        23,308
  Registration                             12,197
  Custodian                                 5,925
  Transfer agent--Investor Class
     (See Note 3)                               6
  Transfer agent--Class A (See Note
     3)                                         4
  Transfer agent--Class B and C
     (See Note 3)                              20
  Transfer agent--Class I (See Note
     3)                                     5,410
  Directors                                 1,830
  Distribution--Class B (See Note
     3)                                       153
  Distribution--Class C (See Note
     3)                                       136
  Distribution/Service--Investor
     Class (See Note 3)                        27
  Distribution/Service--Class A
     (See Note 3)                              54
  Service--Class B (See Note 3)                51
  Service--Class C (See Note 3)                46
  Miscellaneous                             5,808
                                     ------------
     Total expenses                       295,522
                                     ------------
Net investment income                     399,247
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (14,781,386)
Net change in unrealized
  depreciation on investments          10,238,839
                                     ------------
Net realized and unrealized loss on
  investments                          (4,542,547)
                                     ------------
Net decrease in net assets
  resulting from operations          $ (4,143,300)
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $714.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009            2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $    399,247   $     283,481
 Net realized loss on
  investments                   (14,781,386)    (20,714,275)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 10,238,839     (26,432,868)
                               ----------------------------
 Net decrease in net assets
  resulting from operations      (4,143,300)    (46,863,662)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Class A                             (70)             --
    Class I                        (326,941)       (329,022)
                               ----------------------------
                                   (327,011)       (329,022)
                               ----------------------------
 From net realized gain on investments:
    Class A                              --            (391)
    Class B                              --            (329)
    Class C                              --            (329)
    Class I                              --        (925,351)
                               ----------------------------
                                         --        (926,400)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                     (327,011)     (1,255,422)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          2,789,921      61,793,106
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                 299,520       1,185,213
 Cost of shares redeemed        (21,481,256)   (112,924,851)
                               ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (18,391,815)    (49,946,532)
                               ----------------------------
    Net decrease in net
     assets                     (22,862,126)    (98,065,616)

NET ASSETS:
Beginning of period              75,605,114     173,670,730
                               ----------------------------
End of period                  $ 52,742,988   $  75,605,114
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $    291,151   $     218,915
                               ============================






16    MainStay Growth Equity Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                  INVESTOR CLASS                              CLASS A
                            --------------------------    ----------------------------------------------
                                          FEBRUARY 28,                                       NOVEMBER 4,
                            SIX MONTHS       2008**       SIX MONTHS                            2005**
                               ENDED         THROUGH         ENDED          YEAR ENDED         THROUGH
                             APRIL 30,     OCTOBER 31,     APRIL 30,       OCTOBER 31,       OCTOBER 31,

                            ----------------------------------------------------------------------------
                               2009*          2008           2009*        2008      2007         2006
Net asset value at
  beginning of period         $ 8.26         $ 11.79        $ 8.26      $ 13.19    $11.01       $10.00
                              ------         -------        ------      -------    ------       ------
Net investment income
  (loss)                        0.04 (a)       (0.02)         0.04 (a)    (0.02)     0.01        (0.01)
Net realized and
  unrealized gain (loss)
  on investments               (0.29)          (3.51)        (0.28)       (4.84)     2.25         1.02
                              ------         -------        ------      -------    ------       ------
Total from investment
  operations                   (0.25)          (3.53)        (0.24)       (4.86)     2.26         1.01
                              ------         -------        ------      -------    ------       ------
Less dividends and
  distributions:
  From net investment
     income                       --              --         (0.01)          --        --           --
  From net realized gain
     on investments               --              --            --        (0.07)    (0.08)          --
                              ------         -------        ------      -------    ------       ------
Total dividends and
  distributions                   --              --         (0.01)       (0.07)    (0.08)          --
                              ------         -------        ------      -------    ------       ------
Net asset value at end of
  period                      $ 8.01         $  8.26        $ 8.01      $  8.26    $13.19       $11.01
                              ======         =======        ======      =======    ======       ======
Total investment return
  (b)                          (3.03%)(c)(d)  (29.94%)(c)    (2.87%)(c)  (37.06%)   20.51%       10.20%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                     1.03% ++       (0.35%)++      1.11% ++    (0.16%)    0.08%       (0.12%)++
  Net expenses                  1.26% ++        1.31% ++      1.22% ++     1.17%     1.25%        1.25% ++
  Expenses (before waiver)      1.26% ++        1.61% ++      1.22% ++     1.18%     1.37%        1.71% ++
Portfolio turnover rate           72%            291%           72%         291%      279%         138%
Net assets at end of
  period (in 000's)           $   25         $    24        $   40      $    49    $   66       $   55




                                                CLASS C
                            ----------------------------------------------
                                                               NOVEMBER 4,
                            SIX MONTHS                            2005**
                               ENDED          YEAR ENDED         THROUGH
                             APRIL 30,       OCTOBER 31,       OCTOBER 31,

                            ----------------------------------------------
                               2009*        2008      2007         2006
Net asset value at
  beginning of period         $ 8.06      $ 12.99    $10.93       $10.00
                              ------      -------    ------       ------
Net investment income
  (loss)                        0.01 (a)    (0.12)    (0.08)       (0.09)
Net realized and
  unrealized gain (loss)
  on investments               (0.27)       (4.74)     2.22         1.02
                              ------      -------    ------       ------
Total from investment
  operations                   (0.26)       (4.86)     2.14         0.93
                              ------      -------    ------       ------
Less dividends and
  distributions:
  From net investment
     income                       --           --        --           --
  From net realized gain
     on investments               --        (0.07)    (0.08)          --
                              ------      -------    ------       ------
Total dividends and
  distributions                   --        (0.07)    (0.08)          --
                              ------      -------    ------       ------
Net asset value at end of
  period                      $ 7.80      $  8.06    $12.99       $10.93
                              ======      =======    ======       ======
Total investment return
  (b)                          (3.23%)(c)  (37.63%)   19.56%        9.40%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                     0.28% ++    (1.04%)   (0.67%)      (0.87%)++
  Net expenses                  2.01% ++     2.06%     2.00%        2.00% ++
  Expenses (before waiver)      2.01% ++     2.26%     2.12%        2.46% ++
Portfolio turnover rate           72%         291%      279%         138%
Net assets at end of
  period (in 000's)           $   39      $    40    $   65       $   55



*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average share outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principals.





18    MainStay Growth Equity Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   CLASS B
           -------------------------------------------------------
                                                       NOVEMBER 4,
           SIX MONTHS                                     2005**
              ENDED          YEAR ENDED OCTOBER          THROUGH
            APRIL 30,                31,               OCTOBER 31,

           -------------------------------------------------------
              2009*           2008         2007            2006


             $ 8.07         $ 12.99       $10.93          $10.00
             ------         -------       ------          ------
               0.01 (a)       (0.10)       (0.08)          (0.09)
              (0.28)          (4.75)        2.22            1.02
             ------         -------       ------          ------
              (0.27)          (4.85)        2.14            0.93
             ------         -------       ------          ------

                 --              --           --              --
                 --           (0.07)       (0.08)             --
             ------         -------       ------          ------
                 --           (0.07)       (0.08)             --
             ------         -------       ------          ------
             $ 7.80         $  8.07       $12.99          $10.93
             ======         =======       ======          ======
              (3.35%)(c)     (37.55%)      19.67%           9.30%(c)

               0.14% ++       (1.04%)      (0.67%)         (0.87%)++
               2.01% ++        2.06%        2.00%           2.00% ++
               2.01% ++        2.26%        2.12%           2.46% ++
                 72%            291%         279%            138%
             $  103         $    42       $   65          $   55




                                    CLASS I
           ---------------------------------------------------------
                                                         NOVEMBER 4,
           SIX MONTHS                                       2005**
              ENDED                                        THROUGH
            APRIL 30,       YEAR ENDED OCTOBER 31,       OCTOBER 31,

           ---------------------------------------------------------
              2009*           2008          2007             2006
             $  8.30        $ 13.24       $  11.04         $ 10.00
             -------        -------       --------         -------
                0.05 (a)       0.02           0.02            0.01
               (0.27)         (4.87)          2.28            1.03
             -------        -------       --------         -------
               (0.22)         (4.85)          2.30            1.04
             -------        -------       --------         -------

               (0.04)         (0.02)         (0.02)             --
                  --          (0.07)         (0.08)             --
             -------        -------       --------         -------
               (0.04)         (0.09)         (0.10)             --
             -------        -------       --------         -------
             $  8.04        $  8.30       $  13.24         $ 11.04
             =======        =======       ========         =======
               (2.79%)(c)    (36.80%)        20.93%          10.40%(c)

                1.32% ++       0.21%          0.31%           0.11% ++
                0.98% ++       0.81%          0.92%           1.00% ++
                0.98% ++       0.81%          0.92%           1.46% ++
                  72%           291%           279%            138%
             $52,536        $75,450       $173,475         $26,586




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Growth Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced operations on November 4, 2005. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund did not hold securities that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.



20    MainStay Growth Equity Fund

Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are

                                                   mainstayinvestments.com    21
incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Directors. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Directors and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(I) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Investments, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor,


22    MainStay Growth Equity Fund

New York Life Investments pays for the services of the Subadvisor.

Effective May 1, 2008, the Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.70% on assets up to $500 million and 0.675% on assets over $500 million. Prior to May 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of 0.70% of the average daily net assets of the Fund.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.35%; Class A, 1.25%; Class B, 2.10%; Class C, 2.10%; and Class I, 1.00%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $211,883. It was not necessary for New York Life Investments to reimburse the Fund for expenses for the six-month period ended April 30, 2009.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                       OCTOBER 31,

  2009                    2010                2011           TOTAL
 $61,625                  $213                $278          $62,116
-------------------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at an annual rate of 0.25% of an average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $5,440.

(D) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.


                                                   mainstayinvestments.com    23

(E) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                  $   16,985     68.1%
---------------------------------------------------
Class A                             40,048    100.0
---------------------------------------------------
Class B                             39,000     37.8
---------------------------------------------------
Class C                             38,998    100.0
---------------------------------------------------
Class I                          6,243,133     11.9
---------------------------------------------------



(F) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $3,155.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $17,421,395 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016              $17,421
------------------------------------



The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                           2008
Distributions paid from:
  Ordinary Income                    $  225,009
  Long-Term Capital Gains             1,030,413
-----------------------------------------------
Total                                $1,255,422
-----------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of securities, other than short-term securities, were $44,071 and $62,229, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                           98  $         746
Shares converted into
  Investor Class (See Note
  1)                                 162          1,097
                              -------------------------
Net increase                         260  $       1,843
                              =========================
Period ended October 31, 2008 (a):
Shares sold                        2,853  $      30,921
                              -------------------------
Net increase                       2,853  $      30,921
                              =========================

(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares issued to
  shareholders in
  reinvestment of dividends            2  $          11
Shares redeemed                     (944)        (7,041)
                              -------------------------
Net decrease                        (942) $      (7,030)
                              =========================
Year ended October 31, 2008:
Shares sold                          937  $      12,000
Shares issued to
  shareholders in
  reinvestment of
  distributions                        5             62
                              -------------------------
Net increase                         942  $      12,062
                              =========================



24    MainStay Growth Equity Fund

 CLASS B                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                        8,235  $      61,041
Shares redeemed                     (101)          (746)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                       8,134         60,295
Shares converted from Class
  B (See Note 1)                    (166)        (1,097)
                              -------------------------
Net increase                       7,968  $      59,198
                              =========================
Year ended October 31, 2008:
Shares sold                          267  $       2,107
                              -------------------------
Net increase                         267  $       2,107
                              =========================

 CLASS I                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      352,332  $   2,728,134
Shares issued to
  shareholders in
  reinvestment of dividends       40,041        299,509
Shares redeemed               (2,939,992)   (21,473,469)
                              -------------------------
Net decrease                  (2,547,619) $ (18,445,826)
                              =========================
Year ended October 31, 2008:
Shares sold                    5,428,733  $  61,748,078
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               91,652      1,185,151
Shares redeemed               (9,539,218)  (112,924,851)
                              -------------------------
Net decrease                  (4,018,833) $ (49,991,622)
                              =========================




Class C shares had no activity for the six months period ended April 30, 2009 and year ended October 31, 2008.


NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



                                                   mainstayinvestments.com    25

BOARD CONSIDERATION AND APPROVAL OF NEW SUBADVISORY AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended ("1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), review and approve the fund's investment advisory agreements. At its meeting on September 25, 2008, the Board of Directors of Eclipse Funds Inc. (the "Board" of the "Company"), which was comprised solely of Independent Directors, unanimously approved a new subadvisory agreement (the "Subadvisory Agreement") between New York Life Investment Management LLC ("New York Life Investments"), manager of the Company, and Madison Square Investors LLC ("Madison Square Investors") with respect to the MainStay Growth Equity Fund (the "Fund"). Madison Square Investors is a new affiliate of New York Life Investments formed to accommodate a lift-out of New York Life Investments' Equity Investors Group ("EIG"), a division of New York Life Investments that historically has provided investment advisory services to the Fund, effective December 27, 2008 (the "Reorganization"). New York Life Investments advised the Board that EIG would be better positioned in the institutional marketplace as a separate investment boutique rather than as a division of New York Life Investments. In considering the approval of the Subadvisory Agreement, the Board was provided with information from New York Life Investments confirming that, in connection with the Reorganization: (i) no material change in the nature or the level of the services provided to the Fund would occur; (ii) no increase in the investment advisory fees payable by the Fund would be implemented; (iii) no material changes were expected in the personnel responsible for management of the Fund; and (iv) existing shareholders would be notified of the Reorganization. Furthermore, the Board considered an opinion from outside counsel to New York Life Investments confirming that the Subadvisory Agreement did not require shareholder approval.

In reaching its decision to approve the Subadvisory Agreement, the Board considered a variety of information furnished to the Board from New York Life Investments. The Board also requested and received responses from New York Life Investments to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board considered its historical experience with EIG's capabilities and resources, and its evaluation of EIG in connection with previous contract review processes, including contract review processes that culminated with approval of the management agreement between the Company, on behalf of the Fund, and New York Life Investments in April 2008 and again in June 2008 (the "Prior Contract Review Processes").

In determining to approve the new Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by Madison Square Investors;
(ii) the investment performance of the Fund and the historical investment performance of similar funds managed by Madison Square Investors; (iii) the costs of the services to be provided, and profits to be realized, by Madison Square Investors from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit the Fund's investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board's decision to approve the Subadvisory Agreement was based on a comprehensive consideration of all the information provided to the Board in connection with its review of the Subadvisory Agreement. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Subadvisory Agreement is provided below.

NATURE, EXTENT, AND QUALITY OF SERVICES TO BE PROVIDED

In considering the approval of the Subadvisory Agreement, the Board examined the nature, extent and quality of the services that EIG historically had provided to the Fund, and that Madison Square Investors would provide to the Fund. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged EIG's historical service to the Fund, and took note of the experience of EIG's portfolio managers, the number of accounts managed by the portfolio managers and EIG's method for compensating portfolio managers. The Board also considered the experience of senior personnel at EIG. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of Madison Square Investors' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating investment performance, the Board took note of the Fund's historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, with consideration for the Fund's investment objectives, strategies and risks, as disclosed in the Fund's prospectus. The Board considered information about the Fund's investment performance that is provided to the Board in connection with its regularly scheduled meetings,


26    MainStay Growth Equity Fund
and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers. The Board also considered the strength of Madison Square Investors' resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the selection of Madison Square Investors as subadviser to the Fund is likely to benefit the Fund's long-term investment performance.

COSTS OF THE SERVICES TO BE PROVIDED BY MADISON SQUARE INVESTORS

The Board considered the estimated costs of the services and profits to be realized by Madison Square Investors under the Subadvisory Agreement, taking into account profitability information provided to the Board in connection with the Prior Contract Review Processes. Because Madison Square Investors is an affiliate of New York Life Investments whose subadvisory fees for advising the Fund will be paid directly by New York Life Investments, the Board considered the cost and profitability information for New York Life Investments and Madison Square Investors in the aggregate. In evaluating these estimated costs and profits, the Board considered, among other things, EIG's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that Madison Square Investors must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that Madison Square Investors' ability to maintain a strong financial position is important in order for Madison Square Investors to provide high-quality ongoing services to the Fund and its shareholders.

The Board also considered certain fall-out benefits that may be realized by Madison Square Investors due to its relationship with the Fund. The Board recognized, for example, the benefits to Madison Square Investors from legally permitted "soft-dollar" arrangements by which brokers may provide research and other services to Madison Square Investors in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that any profits realized by Madison Square Investors due to its relationship with the Fund will be fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with the Fund's investors. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board took note of the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. The Board also observed that New York Life Investments historically has subsidized the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Fund's fee schedules and expense structure appropriately reflect economies of scale for the benefit of the Fund's investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board considered the reasonableness of the fees to be paid under the existing management and new Subadvisory Agreement, and the Fund's total ordinary operating expenses. The Board considered that the fees to be paid to Madison Square Investors under the Subadvisory Agreement are paid by New York Life Investments, not the Fund, and will result in no increase in the Fund's expenses. The Board noted that New York Life Investments will retain half of its management fee under the new Subadvisory Agreement with Madison Square Investors, consistent with the management and subadvisory fee structure used for other subadvisory relationships between New York Life Investments and its affiliates.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with New York Life Investments in recent years and observed that New York Life Investments has subsidized the total ordinary operating expenses of the Fund's share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Subadvisory Agreement, supports the conclusion that these fees to be paid under the Subadvisory Agreement are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the new Subadvisory Agreement with Madison Square Investors.


                                                   mainstayinvestments.com    27

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD


A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



28    MainStay Growth Equity Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-A015860         (RECYCLE LOGO)            MS140-09           MSGE10-06/09
                                                                          B8

(MAINSTAY LOGO)


                 MAINSTAY

                 INCOME MANAGER FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY LOGO)


                 MAINSTAY

                 INCOME MANAGER FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       28
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              35
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF NEW
SUBADVISORY AGREEMENT                      43
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        45
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       45

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          -9.67%   -28.27%   -1.57%   -0.34%
Excluding sales charges     -4.42    -24.09    -0.45     0.22




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                             LEHMAN BROTHERS
                       MAINSTAY INCOME    RUSSELL 1000     INCOME MANAGER     AGGREGATE BOND
                         MANAGER FUND         INDEX       COMPOSITE INDEX         INDEX
                       ---------------    ------------    ---------------    ---------------
4/30/99                      9450             10000                               10000
4/30/00                     10236             11245                               10126
4/30/01                      9830              9709                               11380
4/30/02                      9382              8546                               12272
4/30/03                      8651              7395                               13556
4/30/04                      9884              9163                               13803
4/30/05                     10478              9823                               14529
4/30/06                     11789             11464                               14632
4/30/07                     13321             13201                               15709
4/30/08                     12732             12592                               16788
4/30/09                      9664              8147                               17432






CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          -9.63%   -28.26%   -1.56%   -0.34%
Excluding sales charges     -4.37    -24.08    -0.44     0.23




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                             LEHMAN BROTHERS
                       MAINSTAY INCOME    RUSSELL 1000     INCOME MANAGER     AGGREGATE BOND
                         MANAGER FUND         INDEX       COMPOSITE INDEX         INDEX
                       ---------------    ------------    ---------------    ---------------
4/30/99                     23625             25000                               25000
4/30/00                     25589             28112                               25315
4/30/01                     24574             24272                               28450
4/30/02                     23455             21364                               30680
4/30/03                     21629             18488                               33891
4/30/04                     24709             22907                               34509
4/30/05                     26194             24557                               36322
4/30/06                     29474             28660                               36580
4/30/07                     33303             33003                               39272
4/30/08                     31829             31479                               41969
4/30/09                     24165             20368                               43579






CLASS B SHARES(3)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          -9.39%   -28.23%   -1.51%   -0.49%
Excluding sales charges     -4.74    -24.60    -1.19    -0.49




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                             LEHMAN BROTHERS
                       MAINSTAY INCOME    RUSSELL 1000     INCOME MANAGER     AGGREGATE BOND
                         MANAGER FUND         INDEX       COMPOSITE INDEX         INDEX
                       ---------------    ------------    ---------------    ---------------
4/30/99                     10000             10000                               10000
4/30/00                     10765             11245                               10126
4/30/01                     10268              9709                               11380
4/30/02                      9731              8546                               12272
4/30/03                      8904              7395                               13556
4/30/04                     10103              9163                               13803
4/30/05                     10627              9823                               14529
4/30/06                     11881             11464                               14632
4/30/07                     13315             13201                               15709
4/30/08                     12622             12592                               16788
4/30/09                      9517              8147                               17432





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A and B shares, first offered on January 1, 2004, include the historical performance of Class I shares through December 31, 2003, adjusted for differences in certain

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(4)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          -5.68%   -25.40%   -1.18%   -0.52%
Excluding sales charges     -4.75    -24.67    -1.18    -0.52




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                                     LEHMAN BROTHERS
                               MAINSTAY INCOME    RUSSELL 1000     INCOME MANAGER     AGGREGATE BOND
                                 MANAGER FUND         INDEX       COMPOSITE INDEX         INDEX
                               ---------------    ------------    ---------------    ---------------
4/30/99                             10000             10000                               10000
4/30/00                             10754             11245                               10126
4/30/01                             10253              9709                               11380
4/30/02                              9719              8546                               12272
4/30/03                              8890              7395                               13556
4/30/04                             10073              9163                               13803
4/30/05                             10604              9823                               14529
4/30/06                             11856             11464                               14632
4/30/07                             13287             13201                               15709
4/30/08                             12605             12592                               16788
4/30/09                              9495              8147                               17432






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
                            -4.30%   -23.93%   -0.28%    0.42%




(PERFORMANCE GRAPH)

                                                                             LEHMAN BROTHERS
                       MAINSTAY INCOME    RUSSELL 1000     INCOME MANAGER     AGGREGATE BOND
                         MANAGER FUND         INDEX       COMPOSITE INDEX         INDEX
                       ---------------    ------------    ---------------    ---------------
4/30/99                     10000             10000                               10000
4/30/00                     10852             11245                               10126
4/30/01                     10435              9709                               11380
4/30/02                      9988              8546                               12272
4/30/03                      9230              7395                               13556
4/30/04                     10571              9163                               13803
4/30/05                     11224              9823                               14529
4/30/06                     12674             11464                               14632
4/30/07                     14322             13201                               15709
4/30/08                     13704             12592                               16788
4/30/09                     10425              8147                               17432







             BENCHMARK PERFORMANCE                 SIX       ONE      FIVE     TEN
                                                 MONTHS     YEAR     YEARS    YEARS
Russell 1000(R) Index(5)                          -7.39%   -35.30%   -2.32%   -2.03%
Income Manager Composite Index(6)                  1.49    -22.15     0.82      N/A
Barclays Capital U.S. Aggregate Bond Index(7)      7.74      3.84     4.78     5.71
Average Lipper flexible portfolio fund(8)          0.96    -21.54     1.58     2.80



   contractual expenses and fees. Unadjusted, the performance shown for Class A and B shares might have been lower.
4. Performance figures for Class C shares, first offered on January 1, 2004, include the historical performance of L Class shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002, through December 31, 2003, and the historical performance of Class I shares through December 29, 2002, adjusted for differences in certain contractual expenses and fees.
5. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index. The Russell 1000(R) Index is the Fund's broad-based securities market index for comparison purposes.
6. The Fund has replaced the former Income Manager Composite Index with a revised Income Manager Composite Index that is comprised of the following indices: the Russell 1000(R) Index (weighted 37.5%); the Russell 1000 Growth Index (weighted 10%); the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index (weighted 7.5%); the Barclays Capital U.S. Aggregate Bond Index (weighted 27%), and the Citi High Yield Market Capped Index (weighted 18%). The Russell 1000(R) Index measures the performance of the 1,000 largest U.S. companies based on market capitalization. The MSCI EAFE Index is an index of international stocks representing the developed world outside of North America. The Fund has selected the revised Income Manager Composite because it provides a comparative index more closely aligned to the major underlying asset classes and target allocations of the Fund. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7. The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers(R) U.S. Aggregate Bond Index) consists of the following Barclays Capital Indices: the Government Bond Index, the Corporate Bond Index, the MBS Index and the ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper flexible portfolio fund is representative of funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Income Manager Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INCOME MANAGER FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $955.80         $5.29          $1,019.40         $5.46
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $956.30         $4.80          $1,019.90         $4.96
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $952.60         $8.91          $1,015.70         $9.20
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $952.50         $8.91          $1,015.70         $9.20
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $957.00         $4.37          $1,020.30         $4.51
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.09% for Investor Class, 0.99% for Class A, 1.84% for Class B and Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2009

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   54.6
Corporate Bonds                                 17.0
U.S. Government & Federal Agencies              15.1
Mortgage-Backed Securities                       5.3
Asset-Backed Securities                          3.9
Short-Term Investments                           2.0
Yankee Bonds                                     1.6
Cash and Other Assets, Less Liabilities          0.4
Futures Contracts                                0.1
Convertible Preferred Stock                      0.0
Preferred Stocks                                 0.0
Rights                                           0.0





See Portfolio of Investments on page 12 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS OR ISSUERS HELD AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  United States Treasury Notes,
        0.875%-4.25%, due 2/28/11-2/15/19
    2.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Securities),
        4.50%-8.00%, due 11/1/12-10/1/38
    3.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        5.00%-8.50%, due 7/15/11-3/15/39
    4.  ExxonMobil Corp.
    5.  General Electric Co.
    6.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.00%-8.00%, due 7/1/09-3/1/38
    7.  AT&T, Inc.
    8.  Chevron Corp.
    9.  Pfizer, Inc.
   10.  International Business Machines Corp.







8    MainStay Income Manager Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA, HARISH KUMAR, PHD, CFA, AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC THE FUND'S SUBADVISOR AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS,(1) THE FUND'S MANAGER.

HOW DID MAINSTAY INCOME MANAGER FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Income Manager Fund returned -4.42% for Investor Class shares, -4.37% for Class A shares, -4.74% for Class B shares and -4.75% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned -4.30%. All share classes underperformed the 0.96% return of the average Lipper(2) flexible portfolio fund for the six months ended April 30, 2009. All share classes also underperformed the 1.49% return of the Fund's Income Manager Composite Index(3) over the same period. All share classes outperformed the -7.39% return of the Russell 1000(R) Index,(4) the Fund's broad-based securities-market index, for the six months ended April 30, 2009. See pages 5 and 6 for performance with sales charges.

WHAT FACTORS ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE?

The domestic equity component of the Fund underperformed the Russell 1000(R) Index during the reporting period. The Fund's yield focus proved to be a disadvantage during the period, particularly within the equity component of the Fund, as securities that pay high dividends trailed the broad equity market by a considerable margin. On the other hand, since international stocks generally fared better than their U.S. counterparts, the presence of international equities in the equity portion of the Fund provided a slightly positive contribution to the Fund's relative returns.

The fixed-income portion of the Fund underperformed the Barclays Capital U.S. Aggregate Bond Index(5) during the reporting period. The Barclays Capital U.S. Aggregate Bond Index is a secondary benchmark to the Fund. This was mainly due to the Fund's holdings in sectors that experienced spread(6) widening during the turmoil in the financial markets.

DURING THE REPORTING PERIOD, WHICH EQUITY MARKET SEGMENTS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH SEGMENTS DETRACTED?

The Fund's overweight position in telecommunication service stocks and underweight positions in health care and energy added to the Fund's performance in relation to the Russell 1000(R) Index. Energy companies that held large oil and gas reserves were particularly helpful in relative terms. In absolute terms, the Fund saw small gains from its positions in information technology, consumer cyclical and industrials.

On the other hand, the Fund's substantial exposure to financial stocks, especially life and health insurance carriers, was by far the largest detractor from absolute returns. The Fund's financial holdings also detracted from the Fund's performance in relation to the Russell 1000(R) Index. Having far less exposure to the information technology sector than the benchmark also detracted from the Fund's relative performance. The Fund's sector biases resulted from the Fund's income orientation. Information technology

----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Floating-rate loans are generally considered to have speculative characteristics that may involve risk of default on principal and interest and collateral impairment. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Investments in real estate investment trusts carry many of the risks associated with direct ownership of real estate, including extended vacancies, declining property values, increasing property taxes and changing interest rates. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.

1. "New York Life Investments" is a service mark of New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Fund's Income Manager Composite Index.
4. See footnote on page 6 for more information on the Russell 1000(R) Index.
5. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
6. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                    mainstayinvestments.com    9
companies traditionally distribute little of their earnings as dividends, while financial firms typically provide much larger dividend distributions.

WHICH INDIVIDUAL STOCKS WERE STRONG CONTRIBUTORS DURING THE REPORTING PERIOD AND WHICH STOCKS WERE WEAK CONTRIBUTORS?

The stocks that contributed most positively to the Fund's absolute returns were chemical company E. I. du Pont de Nemours, financial services firm Morgan Stanley and information technology company International Business Machines. E.
I. du Pont de Nemours enjoyed a rebound in some materials and chemicals markets during the reporting period.

Bank of America, Citigroup and U.S. Bancorp were the largest detractors from the Fund's absolute performance. All three of these financial companies were deeply embroiled in the credit crisis. Each experienced a dramatic deterioration in the quality of its loan portfolio and required government assistance to maintain the level of reserve capital required to remain in business.

DID THE FUND MAKE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING PERIOD?

Two of the more substantial purchases during the reporting period were oil company ExxonMobil and E. I. du Pont de Nemours. Although energy and materials felt the negative effects of the recession, we believe that these two companies may benefit as an economic recovery takes hold.

The Fund's holdings in Bank of America and Citigroup were fairly substantial at the beginning of the reporting period. As economic conditions worsened, however, we allowed these positions to grow smaller, first through market losses and then through outright sales over the course of the winter. During that time, we were eager to exit positions in the lowest-quality companies on concerns that if the economy continued to deteriorate, the companies might face bankruptcy. Interestingly, it was the pool of securities that appeared most vulnerable to collapse that rallied the most in response to direct government intervention. Bank of America more than doubled in price from March 9 through April 30, 2009, and Citigroup nearly tripled in value. Our efforts to temper the Fund's exposure to distressed securities later caused the Fund to miss out on the rally that occurred during the spring of 2009.

HOW DID THE FUND'S EQUITY WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Fund's most substantial sector-weighting increases relative to the Russell 1000(R) Index were in energy and materials. We believed that both areas could benefit from a recovery of the global economy and from increased consumption within the developing world. We also increased the Fund's exposure to the information technology sector, with a focus on companies that we believed would benefit from a rebound in business investment.

The Fund's most substantial sector-weighting reduction relative to the benchmark was in financials. The ongoing credit crisis, deteriorating fundamentals and declining dividend payments motivated the weighting shift. We also pared the Fund's exposure to the consumer discretionary sector during the reporting period.

HOW WAS THE EQUITY PORTION OF THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2009, the equity portion of the Fund was overweight relative to the Russell 1000(R) Index in telecommunication services and utilities. This positioning was motivated by the high dividend yields available in these segments. During the reporting period, the Fund's exposure to telephone operators held up reasonably well.

On the same date, the equity portion of the Fund was underweight in information technology, although by a smaller degree than at the beginning of the reporting period. This positioning detracted from performance, as information technology stocks withstood the market's decline relatively well. The Fund was also underweight consumer discretionary and health care stocks.

HOW DID THE FUND'S FIXED-INCOME INVESTMENTS PERFORM?

The fixed-income portion of the Fund underperformed the Barclays Capital U.S. Aggregate Bond Index for the six months ended April 30, 2009. In particular, the Fund's commercial mortgage-backed securities and non-agency mortgage-backed securities detracted from relative performance. While these holdings offered attractive yields, their spreads widened significantly in response to the turmoil in the financial markets. As the financial markets began to show signs of improvement later in the reporting period, these securities rebounded and added to the Fund's performance. These gains, however, were not enough to offset earlier losses.




10    MainStay Income Manager Fund

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S FIXED-INCOME POSITIONING?

Increasing the Fund's exposure to Treasury securities had a positive impact on both absolute and relative performance in the fixed-income portion of the Fund in November and December 2008. During the first four months of 2009, an increase in the Fund's allocation to high-yield debt securities benefited performance.




----------

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2009 UNAUDITED



                                PRINCIPAL
                                   AMOUNT          VALUE
LONG-TERM BONDS 42.9%+
ASSET-BACKED SECURITIES 3.9%
--------------------------------------------------------

AIRLINES 0.0%++
Continental Airlines, Inc.
  Series 1992-2, Class A1
  7.256%, due 3/15/20          $   28,096   $     23,741
                                            ------------

AUTOMOBILE 0.3%
Drive Auto Receivables Trust
  Series 2005-3, Class A4
  5.09%, due 6/15/13 (a)(b)       367,158        353,323
Harley-Davidson Motorcycle
  Trust Series 2007-3, Class
  B
  6.04%, due 8/15/14              500,000        329,413
                                            ------------
                                                 682,736
                                            ------------

CREDIT CARDS 0.3%
Chase Issuance Trust
  Series 2005, Class A-10
  4.65%, due 12/17/12             750,000        768,073
                                            ------------

HOME EQUITY 3.3%
Ameriquest Mortgage
  Securities, Inc.
  Series 2003-8, Class AF5
  4.64%, due 10/25/33             462,549        358,260
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  Series 2002-2, Class 1A5
  5.833%, due 4/25/32             282,200        170,153
CIT Group Home Equity Loan
  Trust Series 2003-1, Class
  A4
  3.93%, due 3/20/32               75,687         51,622
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-2, Class A2
  5.557%, due 9/25/36 (a)         323,224        313,812
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (a)         500,000        426,772
Citifinancial Mortgage
  Securities, Inc.
  Series 2003-3, Class AF5
  4.553%, due 8/25/33 (a)         510,324        380,313
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-WF2, Class A2C
  5.852%, due 5/25/36             500,000        297,019
Countrywide Asset-Backed
  Certificates

  Series 2006-S8, Class A3
  5.555%, due 4/25/36             439,419        106,370
  Series 2003-5, Class AF5
  5.739%, due 2/25/34 (a)         612,813        364,474
  Series 2006-S5, Class A3
  5.762%, due 7/25/36             486,433         91,840
  Series 2007-S1, Class A3
  5.81%, due 11/25/36             453,001        100,681
Credit-Based Asset Servicing
  and Securitization LLC
  Series 2007-CB2, Class A2C
  5.623%, due 2/25/37             500,000        166,483
  Series 2007-CB4, Class A2B
  5.723%, due 4/25/37 (a)         200,000         88,361
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 11/25/33 (a)        500,000        380,438
  Series 2003-3, Class AF4
  4.995%, due 12/25/33            496,169        349,528
GMAC Mortgage Corp. Loan
  Trust
  Series 2006-HE2, Class A3
  6.32%, due 5/25/36              500,000        177,213
GSAA Home Equity Trust
  Series 2006-6, Class AF2
  5.687%, due 1/15/35             490,025        458,655
  Series 2007-2, Class AF2
  5.76%, due 3/25/37              500,000        357,395
JPMorgan Mortgage Acquisition
  Corp.
  Series 2007-CH1, Class AF3
  5.532%, due 11/25/36            500,000        274,560
  Series 2007-CH2, Class AF3
  5.552%, due 1/25/37             500,000        160,495
  Series 2006-WF1, Class A6
  6.00%, due 7/25/36              500,000        160,118
Marriott Vacation Club Owner
  Trust Series 2006-1A, Class
  A
  5.737%, due 4/20/28(b)(c)        99,563         76,800
Morgan Stanley Mortgage Loan
  Trust
  Series 2006-17XS, Class A3A
  5.651%, due 10/25/46            500,000        252,255
  Series 2007-3XS, Class 2A2
  5.704%, due 1/25/47             500,000        361,658
Option One Mortgage Loan
  Trust Series 2007-FXD1,
  Class 3A3
  5.611%, due 1/25/37             570,000        287,257
Residential Asset Mortgage
  Products, Inc.

  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33 (a)          413,041        299,679


 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings or issuers held, as of April 30, 2009, excluding short-term investments. May be subject to change daily.


12    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT          VALUE
ASSET-BACKED SECURITIES (CONTINUED)
HOME EQUITY (CONTINUED)
Residential Asset Mortgage Products, Inc. (continued)
  Series 2003-RS7, Class AI6
  5.34%, due 8/25/33           $  411,359   $    377,398
Residential Asset Securities
  Corp.
  Series 2002-KS2, Class AI6
  6.228%, due 4/25/32 (a)         313,107        221,157
Residential Funding Mortgage
  Securities II, Inc.
  Series 2007-HSA3, Class 1A3
  6.03%, due 5/25/37 (a)          750,000        339,778
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  5.455%, due 6/25/33              96,707         45,373
Terwin Mortgage Trust
  Series 2005-14HE, Class AF2
  4.849%, due 8/25/36 (a)         335,188        251,869
                                            ------------
                                               7,747,786
                                            ------------
Total Asset-Backed Securities
  (Cost $14,913,836)                           9,222,336
                                            ------------


MORTGAGE-BACKED SECURITIES 5.3%
--------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 5.3%
Banc of America Commercial
  Mortgage, Inc.
  Series 2006-4, Class A3A
  5.60%, due 7/10/46              250,000        208,712
  Series 2006-4, Class A4
  5.634%, due 7/10/46             500,000        407,689
  Series 2006-2, Class A4
  5.929%, due 5/10/45(d)          730,000        596,561
Banc of America Funding Corp.
  Series 2006-7, Class T2A3
  5.695%, due 10/25/36            500,000        351,327
Bear Stearns Adjustable Rate
  Mortgage Trust
  Series 2005-8, Class A4
  5.101%, due 8/25/35 (b)         500,000        413,049
Bear Stearns Commercial
  Mortgage Securities
  Series 2006-PW12, Class AAB
  5.877%, due 9/11/38             250,000        232,156
Citigroup/Deutsche Bank
  Commercial Mortgage Trust
  Series 2005-CD1, Class AM
  5.399%, due 7/15/44           1,000,000        606,404
Commercial Mortgage
  Pass-Through Certificates
  Series 2006-C8, Class AAB
  5.291%, due 12/10/46            500,000        440,297
  Series 2006-C8, Class A4
  5.306%, due 12/10/46            500,000        382,362
CW Capital Cobalt, Ltd.
  Series 2006-C1, Class A4
  5.223%, due 8/15/48             500,000        363,666
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2004-C3, Class A5
  4.878%, due 1/15/42             510,000        430,514
  Series 2006-LDP8, Class A4
  5.399%, due 5/15/45             500,000        386,775
  Series 2006-CB15, Class A4
  5.814%, due 6/12/43             500,000        345,297
  Series 2007-CB20, Class A3
  5.819%, due 2/12/51             500,000        371,248
  Series 2007-LD12, Class A3
  6.188%, due 2/15/51             500,000        390,915
JPMorgan Mortgage Trust
  Series 2006-A4, Class 1A1
  5.821%, due 6/25/36             863,440        522,042
LB-UBS Commercial Mortgage
  Trust
  Series 2006-C7, Class A3
  5.347%, due 11/15/38            500,000        398,084
  Series 2007-C6, Class AAB
  5.855%, due 7/15/40             500,000        433,588
  Series 2007-C6, Class A3
  5.933%, due 7/15/40             500,000        377,235
  Series 2006-C4, Class AAB
  6.055%, due 6/15/32 (d)         300,000        275,930
Merrill Lynch Mortgage Trust
  Series 2005-LC1, Class A4
  5.291%, due 1/12/44             500,000        430,109
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  Series 2007-8, Class A2
  5.92%, due 5/12/16              500,000        393,419
Morgan Stanley Capital I
  Series 2006-IQ12, Class A4
  5.332%, due 12/15/43            500,000        390,390
  Series 2007-IQ14, Class AAB
  5.654%, due 4/15/49             500,000        424,284
  Series 2006-HQ9, Class AM
  5.773%, due 7/12/44             500,000        254,323


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                PRINCIPAL
                                   AMOUNT          VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Structured Adjustable Rate
  Mortgage Loan Trust
  Series 2006-8, Class 4A3
  5.728%, due 9/25/36 (d)      $  500,000   $    252,981
  Series 2006-5, Class 1A1
  5.933%, due 6/25/36             578,732        298,569
  Series 2005-22, Class 5A2
  6.00%, due 12/25/35             651,916        181,727
TBW Mortgage-Backed
  Pass-Through Certificates
  Series 2006-6, Class A2B
  5.66%, due 1/25/37              500,000        392,684
Wachovia Bank Commercial
  Mortgage Trust
  Series 2005-C18, Class A4
  4.935%, due 4/15/42           1,000,000        877,155
  Series 2006-C29, Class AM
  5.339%, due 11/15/48            500,000        238,199
Wells Fargo Mortgage Backed
  Securities Trust
  Series 2007-AR3, Class A2
  5.731%, due 4/25/37           1,000,000        531,484
                                            ------------
Total Mortgage-Backed
  Securities
  (Cost $17,674,384)                          12,599,175
                                            ------------

CORPORATE BONDS 17.0%
--------------------------------------------------------


ADVERTISING 0.2%
Lamar Media Corp.
  Series C
  6.625%, due 8/15/15             300,000        229,500
Jostens Intermediate Holding
  Corp.
  7.625%, due 10/1/12             245,000        237,650
                                            ------------
                                                 467,150
                                            ------------

AEROSPACE & DEFENSE 0.4%
Hawker Beechcraft Acquisition
  Co. LLC/
  Hawker Beechcraft Co.
  9.75%, due 4/1/17               400,000         98,000
L-3 Communications Corp.
  Class B
  6.375%, due 10/15/15            300,000        284,250
Moog, Inc.
  6.25%, due 1/15/15              385,000        356,125
Northrop Grumman Corp.
  7.125%, due 2/15/11             100,000        106,444
TransDigm, Inc.
  7.75%, due 7/15/14              200,000        195,500
                                            ------------
                                               1,040,319
                                            ------------

AUTO PARTS & EQUIPMENT 0.1%
TRW Automotive, Inc.
  7.00%, due 3/15/14 (b)          300,000        166,500
                                            ------------

BANKS 0.3%
GMAC LLC
  6.875%, due 9/15/11             189,000        164,430
KeyBank N.A.
  5.80%, due 7/1/14               175,000        148,330
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11             100,000        103,676
SunTrust Banks, Inc.
  5.45%, due 12/1/17               50,000         37,926
Wells Fargo Bank N.A.
  6.45%, due 2/1/11               250,000        254,884
                                            ------------
                                                 709,246
                                            ------------

BEVERAGES 0.1%
Anheuser-Busch Cos., Inc.
  5.75%, due 4/1/10               100,000        103,125
Coca-Cola Enterprises, Inc.
  7.00%, due 5/15/98              100,000         87,508
                                            ------------
                                                 190,633
                                            ------------

CHEMICALS 0.3%
Dow Chemical Co. (The)
  8.55%, due 10/15/09             100,000        100,281
Innophos, Inc.
  8.875%, due 8/15/14             325,000        273,000
Rockwood Specialties Group,
  Inc.
  7.50%, due 11/15/14             400,000        348,000
                                            ------------
                                                 721,281
                                            ------------

COAL 0.2%
Arch Western Finance LLC
  6.75%, due 7/1/13               250,000        218,125
Peabody Energy Corp.
  5.875%, due 4/15/16             255,000        229,500
                                            ------------
                                                 447,625
                                            ------------

COMMERCIAL SERVICES 0.8%
Corrections Corp. of America
  7.50%, due 5/1/11               200,000        200,000
Geo Group, Inc. (The)
  8.25%, due 7/15/13              235,000        223,838
Iron Mountain, Inc.
  8.75%, due 7/15/18              400,000        406,000
Lender Processing Services,
  Inc.
  8.125%, due 7/1/16              270,000        267,300
Mac-Gray Corp.
  7.625%, due 8/15/15             400,000        379,000
McKesson Corp.
  5.25%, due 3/1/13               125,000        125,423




14    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
COMMERCIAL SERVICES (CONTINUED)
Service Corp. International
  7.00%, due 6/15/17           $  350,000   $    314,125
                                            ------------
                                               1,915,686
                                            ------------

COMPUTERS 0.2%
SunGard Data Systems, Inc.
  9.125%, due 8/15/13             400,000        382,000
                                            ------------

DIVERSIFIED FINANCIAL SERVICES 1.1%
American General Finance
  Corp.
  5.20%, due 12/15/11             400,000        188,083
  6.90%, due 12/15/17             100,000         40,301
Ameriprise Financial, Inc.
  5.35%, due 11/15/10              50,000         49,288
Capital One Bank
  5.125%, due 2/15/14             100,000         83,968
Caterpillar Financial
  Services Corp.
  4.30%, due 6/1/10                50,000         50,668
Citigroup, Inc.
  5.875%, due 2/22/33             250,000        145,328
Ford Motor Credit Co.
  9.875%, due 8/10/11             200,000        175,009
Global Cash Acceptance/Global
  Cash Finance Corp.
  8.75%, due 3/15/12              300,000        264,000
Goldman Sachs Group, Inc.
  (The)
  5.35%, due 1/15/16              150,000        138,248
  5.70%, due 9/1/12                75,000         75,510
JPMorgan Chase & Co.
  5.15%, due 10/1/15              100,000         89,241
  5.75%, due 1/2/13               250,000        252,186
MBNA Corp.
  6.125%, due 3/1/13              100,000         88,723
Merrill Lynch & Co., Inc.
  6.875%, due 4/25/18             150,000        126,410
Morgan Stanley
  Series E
  5.45%, due 1/9/17               350,000        312,880
  6.75%, due 10/15/13             125,000        119,696
Pinnacle Foods Finance
  LLC/Pinnacle Foods Finance
  Corp.
  9.25%, due 4/1/15               350,000        296,625
Pricoa Global Funding I
  4.625%, due 6/25/12 (b)         200,000        177,670
                                            ------------
                                               2,673,834
                                            ------------

ELECTRIC 2.1%
AES Corp. (The)
  8.75%, due 5/15/13 (b)          200,000        202,000
Arizona Public Service Co.
  5.50%, due 9/1/35               325,000        193,801
CMS Energy Corp.
  8.50%, due 4/15/11              500,000        510,523
Consumers Energy Co.
  Series B
  5.375%, due 4/15/13             100,000        101,535
Dominion Resources, Inc.
  Series B
  6.25%, due 6/30/12               60,000         62,976
Edison Mission Energy
  7.00%, due 5/15/17              600,000        453,000
Energy Future Holdings Corp.
  10.875%, due 11/1/17            200,000        136,500
Entergy Mississippi, Inc.
  5.15%, due 2/1/13               250,000        241,769
FirstEnergy Corp.
  Series B
  6.45%, due 11/15/11             125,000        126,955
IES Utilities, Inc.
  Series B
  6.75%, due 3/15/11              100,000        102,574
Ipalco Enterprises, Inc.
  7.25%, due 4/1/16 (b)           260,000        244,400
Mirant North America LLC
  7.375%, due 12/31/13            400,000        385,000
Nevada Power Co.
  6.50%, due 4/15/12              900,000        919,449
NRG Energy, Inc.
  7.375%, due 2/1/16              600,000        577,500
Pepco Holdings, Inc.
  6.45%, due 8/15/12              239,000        238,685
  7.45%, due 8/15/32               50,000         40,240
PSE&G Power LLC
  7.75%, due 4/15/11              100,000        105,935
San Diego Gas & Electric Co.
  5.35%, due 5/15/35               50,000         45,489
Texas Competitive Electric
  Holdings Co. LLC
  10.25%, due 11/1/15             200,000        113,500
Union Electric Co.
  5.40%, due 2/1/16                50,000         46,199
                                            ------------
                                               4,848,030
                                            ------------

ENGINEERING & CONSTRUCTION 0.1%
Esco Corp.
  8.625%, due 12/15/13 (b)        250,000        202,500
                                            ------------

ENTERTAINMENT 0.4%
Pokagon Gaming Authority
  10.375%, due 6/15/14 (b)        373,000        345,025


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                PRINCIPAL
                                   AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
ENTERTAINMENT (CONTINUED)
Shingle Springs Tribal Gaming
  Authority
  9.375%, due 6/15/15 (b)      $  400,000   $    208,000
Tunica-Biloxi Gaming
  Authority
  9.00%, due 11/15/15 (b)         123,000        105,780
Vail Resorts, Inc.
  6.75%, due 2/15/14              300,000        270,000
Warner Music Group
  7.375%, due 4/15/14             100,000         74,500
                                            ------------
                                               1,003,305
                                            ------------

ENVIRONMENTAL CONTROLS 0.3%
Allied Waste North America
  6.875%, due 6/1/17              350,000        339,500
Republic Services, Inc.
  6.75%, due 8/15/11               25,000         24,668
Waste Services, Inc.
  9.50%, due 4/15/14              150,000        130,500
WCA Waste Corp.
  9.25%, due 6/15/14              160,000        129,600
                                            ------------
                                                 624,268
                                            ------------

FOOD 0.4%
Del Monte Corp.
  6.75%, due 2/15/15              300,000        288,000
Ingles Market, Inc.
  8.875%, due 5/15/17             120,000        115,858
Kellogg Co.
  Series B
  7.45%, due 4/1/31               100,000        112,909
Kroger Co. (The)
  4.95%, due 1/15/15              100,000         97,040
Safeway, Inc.
  6.35%, due 8/15/17              200,000        206,918
Stater Brothers Holdings
  8.125%, due 6/15/12              85,000         83,937
                                            ------------
                                                 904,662
                                            ------------

FOREST PRODUCTS & PAPER 0.4%
Buckeye Technologies, Inc.
  8.50%, due 10/1/13              400,000        348,000
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (b)          395,000        375,250
Weyerhaeuser Co.
  6.75%, due 3/15/12              100,000         99,797
                                            ------------
                                                 823,047
                                            ------------

HAND & MACHINE TOOLS 0.2%
Baldor Electric Co.
  8.625%, due 2/15/17             400,000        354,000
                                            ------------

HEALTH CARE--PRODUCTS 0.1%
Bausch & Lomb, Inc.
  9.875%, due 11/1/15             155,000        140,662
                                            ------------

HEALTH CARE--SERVICES 0.5%
Aetna, Inc.
  7.875%, due 3/1/11               50,000         52,906
Community Health Systems,
  Inc.
  8.875%, due 7/15/15             300,000        298,500
DaVita, Inc.
  7.25%, due 3/15/15              400,000        391,000
HCA, Inc.
  8.50%, due 4/15/19 (b)          102,000        102,637
  9.25%, due 11/15/16             300,000        297,000
Quest Diagnostics, Inc.
  5.125%, due 11/1/10              25,000         25,129
                                            ------------
                                               1,167,172
                                            ------------

HOME BUILDERS 0.4%
Centex Corp.
  5.70%, due 5/15/14              280,000        252,000
Meritage Homes Corp.
  6.25%, due 3/15/15              300,000        219,000
Pulte Homes, Inc.
  7.875%, due 8/1/11              425,000        423,937
                                            ------------
                                                 894,937
                                            ------------

HOME FURNISHING 0.1%
ALH Finance LLC/ALH Finance
  Corp.
  8.50%, due 1/15/13              200,000        173,500
                                            ------------

HOUSEHOLD PRODUCTS & WARES 0.3%
American Greetings Corp.
  7.375%, due 6/1/16              150,000         79,500
Jarden Corp.
  8.00%, due 5/1/16               240,000        234,000
JohnsonDiversey, Inc.
  Series B
  9.625%, due 5/15/12             400,000        379,000
                                            ------------
                                                 692,500
                                            ------------

INSURANCE 0.4%
Allstate Corp. (The)
  7.20%, due 12/1/09              100,000        101,775
American International Group,
  Inc.
  4.70%, due 10/1/10              100,000         58,490
Berkshire Hathaway Finance
  Corp.
  4.625%, due 10/15/13            100,000        102,097
CIGNA Corp.
  7.00%, due 1/15/11              100,000         98,868
Everest Reinsurance Holdings,
  Inc.
  8.75%, due 3/15/10              500,000        506,019




16    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
INSURANCE (CONTINUED)
Nationwide Financial
  Services, Inc.
  5.10%, due 10/1/15           $   25,000   $     19,890
Principal Life Income Funding
  Trust
  5.20%, due 11/15/10              25,000         25,248
                                            ------------
                                                 912,387
                                            ------------

LEISURE TIME 0.2%
Leslie's Poolmart, Inc.
  7.75%, due 2/1/13               400,000        374,000
Travelport LLC
  9.875%, due 9/1/14              400,000        196,000
                                            ------------
                                                 570,000
                                            ------------

LODGING 0.2%
MGM Mirage, Inc.
  5.875%, due 2/27/14             400,000        227,000
Wynn Las Vegas LLC
  6.625%, due 12/1/14             400,000        338,000
                                            ------------
                                                 565,000
                                            ------------

MACHINERY--CONSTRUCTION & MINING 0.1%
Caterpillar, Inc.
  7.25%, due 9/15/09              100,000        101,707
Terex Corp.
  8.00%, due 11/15/17             300,000        246,000
                                            ------------
                                                 347,707
                                            ------------

MACHINERY--DIVERSIFIED 0.1%
Columbus McKinnon Corp.
  8.875%, due 11/1/13             200,000        198,000
                                            ------------

MEDIA 1.4%
Allbritton Communications Co.
  7.75%, due 12/15/12             300,000        136,500
Charter Communications
  Operating LLC/
  Charter Communications
  Operating Capital
  8.00%, due 4/30/12 (b)          200,000        188,000
Comcast Cable Communications
  Holdings, Inc.
  8.375%, due 3/15/13             150,000        165,399
Comcast Corp.
  6.50%, due 1/15/15              100,000        103,226
CSC Holdings, Inc.
  6.75%, due 4/15/12              100,000         97,750
  7.625%, due 7/15/18             200,000        192,000
Dex Media, Inc.
  8.00%, due 11/15/13 (e)         250,000         30,000
DirecTV Holdings LLC/DirecTV
  Financing Co., Inc.
  8.375%, due 3/15/13             400,000        406,000
Echostar DBS Corp.
  6.375%, due 10/1/11             300,000        291,000
Mediacom Broadband LLC
  8.50%, due 10/15/15             300,000        282,000
News America Holdings, Inc.
  9.25%, due 2/1/13               100,000        106,946
Nielsen Finance LLC/Nielsen
  Finance Co.
  10.00%, due 8/1/14              120,000        112,800
  11.50%, due 5/1/16(b)            50,000         47,250
Rainbow National Services LLC
  10.375%, due 9/1/14(b)          130,000        135,200
Salem Communciations Corp.
  7.75%, due 12/15/10             300,000         90,750
Time Warner Cable, Inc.
  5.85%, due 5/1/17               540,000        519,232
  9.25%, due 2/15/14              400,000        401,000
                                            ------------
                                               3,305,053
                                            ------------

MINING 0.3%
Century Aluminum Co.
  7.50%, due 8/15/14              400,000        216,000
Freeport-McMoRan Copper &
  Gold, Inc.
  8.375%, due 4/1/17              400,000        392,000
                                            ------------
                                                 608,000
                                            ------------

MISCELLANEOUS--MANUFACTURING 0.6%
Actuant Corp.
  6.875%, due 6/15/17             200,000        181,000
General Electric Co.
  5.25%, due 12/6/17              250,000        236,575
Parker Hannifin Corp.
  7.30%, due 5/15/11              500,000        530,202
SPX Corp.
  7.625%, due 12/15/14            365,000        360,438
Textron, Inc.
  5.60%, due 12/1/17              175,000        118,138
                                            ------------
                                               1,426,353
                                            ------------

OIL & GAS 1.2%
Chesapeake Energy Corp.
  6.625%, due 1/15/16             500,000        445,000
Comstock Resources, Inc.
  6.875%, due 3/1/12              400,000        362,000
Connacher Oil & Gas
  10.25%, due 12/15/15 (b)        200,000         89,000
Denbury Resources, Inc.
  7.50%, due 12/15/15             400,000        376,000
Devon Financing Corp. LLC
  6.875%, due 9/30/11             125,000        132,897
Encore Acquisition Co.
  9.50%, due 5/1/16               300,000        288,750


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                PRINCIPAL
                                   AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
OIL & GAS (CONTINUED)
Enterprise Products
  Operating, L.P.
  4.95%, due 6/1/10            $  100,000   $    100,145
Frontier Oil Corp.
  8.50%, due 9/15/16              200,000        198,000
Motiva Enterprises LLC
  5.20%, due 9/15/12 (b)          200,000        206,807
Newfield Exploration Co.
  7.125%, due 5/15/18             340,000        307,700
Southwestern Energy Co.
  7.50%, due 2/1/18 (b)           400,000        389,000
                                            ------------
                                               2,895,299
                                            ------------

OIL & GAS SERVICES 0.1%
Complete Production Services,
  Inc.
  8.00%, due 12/15/16             200,000        148,000
                                            ------------

PACKAGING & CONTAINERS 0.5%
Berry Plastics Corp.
  8.875%, due 9/15/14             400,000        288,000
Graham Packaging Co., Inc.
  8.50%, due 10/15/12             250,000        215,000
Owens-Illinois, Inc.
  7.80%, due 5/15/18              400,000        389,000
Rock-Tenn Co.
  9.25%, due 3/15/16              250,000        254,375
                                            ------------
                                               1,146,375
                                            ------------

PHARMACEUTICALS 0.0%++
Schering-Plough Corp.
  5.55%, due 12/1/13              100,000        106,025
                                            ------------

PIPELINES 0.6%
Copano Energy LLC/Copano
  Energy Finance Corp.
  7.75%, due 6/1/18 (b)           250,000        218,750
Dynegy Holdings, Inc.
  7.75%, due 6/1/19               200,000        147,000
El Paso Corp.
  7.00%, due 6/15/17              510,000        458,203
Kinder Morgan Finance Co. ULC
  5.70%, due 1/5/16               370,000        320,975
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14             150,000        123,000
  8.75%, due 4/15/18              140,000        116,200
                                            ------------
                                               1,384,128
                                            ------------


REAL ESTATE 0.2%
AMB Property, L.P.
  5.45%, due 12/1/10              500,000        477,331
ERP Operating, L.P.
  7.125%, due 10/15/17            100,000         85,875
                                            ------------
                                                 563,206
                                            ------------

REAL ESTATE INVESTMENT TRUSTS 0.5%
AvalonBay Communities, Inc.
  6.125%, due 11/1/12             250,000        232,346
Camden Property Trust
  4.375%, due 1/15/10              65,000         64,085
Liberty Property, L.P.
  8.50%, due 8/1/10               125,000        119,952
ProLogis
  5.625%, due 11/15/16            100,000         66,935
Regency Centers, L.P.
  6.75%, due 1/15/12              200,000        184,488
Weingarten Realty Investors
  7.00%, due 7/15/11              500,000        465,664
                                            ------------
                                               1,133,470
                                            ------------

RETAIL 0.3%
Ferrellgas Escrow
  LLC/Ferrellgas Finance
  Escrow Corp.
  6.75%, due 5/1/14               300,000        270,750
Neiman Marcus Group, Inc.
  (The)
  9.00%, due 10/15/15 (f)         409,750        225,362
New Albertsons, Inc.
  7.50%, due 2/15/11              300,000        299,250
                                            ------------
                                                 795,362
                                            ------------

SEMICONDUCTORS 0.1%
Amkor Technology, Inc.
  9.25%, due 6/1/16               400,000        348,000
                                            ------------

TELECOMMUNICATIONS 1.1%
BellSouth Corp.
  6.00%, due 10/15/11             250,000        266,176
CC Holdings GS V LLC/Crown
  Castle GS III Corp.
  7.75%, due 5/1/17 (b)           205,000        207,050
Cincinnati Bell, Inc.
  8.375%, due 1/15/14             300,000        296,250
Cricket Communications, Inc.
  9.375%, due 11/1/14             300,000        297,000
Embarq Corp.
  7.995%, due 6/1/36               50,000         41,500
GCI, Inc.
  7.25%, due 2/15/14              250,000        230,000
MetroPCS Wireless, Inc.
  9.25%, due 11/1/14              400,000        400,500




18    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
New Cingular Wireless
  Services, Inc.
  7.875%, due 3/1/11           $  100,000   $    108,437
Qwest Capital Funding
  6.875%, due 7/15/28             300,000        201,000
Qwest Communications
  International, Inc.
  Series B
  7.50%, due 2/15/14              200,000        185,500
Windstream Corp.
  8.125%, due 8/1/13              400,000        398,000
                                            ------------
                                               2,631,413
                                            ------------

TEXTILES 0.0%++
Simmons Co.
  7.875%, due 1/15/14             250,000         41,250
                                            ------------

TRANSPORTATION 0.1%
Burlington Northern Santa Fe
  Corp.
  7.125%, due 12/15/10            100,000        104,635
Norfolk Southern Corp.
  6.75%, due 2/15/11              100,000        105,377
Union Pacific Corp.
  6.65%, due 1/15/11              100,000        105,409
                                            ------------
                                                 315,421
                                            ------------

TRUCKING & LEASING 0.0%++
TTX Co.
  5.00%, due 4/1/12 (b)           100,000         95,302
                                            ------------
Total Corporate Bonds
  (Cost $45,088,566)                          40,078,608
                                            ------------


U.S. GOVERNMENT & FEDERAL AGENCIES 15.1%
--------------------------------------------------------


FEDERAL HOME LOAN BANK 0.9%
  4.625%, due 10/10/12          2,000,000      2,184,850
                                            ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION 0.4%
  3.875%, due 6/29/11           1,000,000      1,052,826
                                            ------------

  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 2.3%
  4.50%, due 8/1/33               307,984        314,061
  4.50%, due 8/1/35               381,761        388,637
  5.00%, due 6/1/37             1,152,672      1,186,038
  5.50%, due 2/1/18               262,209        274,613
  5.50%, due 2/1/21               228,558        237,870
  5.50%, due 10/1/21              286,390        298,058
  6.00%, due 8/1/21               272,206        285,684
  6.00%, due 10/1/38            1,827,181      1,909,193
  6.50%, due 11/1/16               53,057         56,075
  6.50%, due 2/1/27                   796            853
  6.50%, due 5/1/29                40,775         43,776
  6.50%, due 6/1/29                86,234         92,581
  6.50%, due 7/1/29               135,855        145,854
  6.50%, due 8/1/29                43,569         46,776
  6.50%, due 9/1/29                 5,744          6,167
  6.50%, due 10/1/29                  616            661
  6.50%, due 6/1/32                37,804         40,492
  6.50%, due 1/1/37                34,267         36,345
  7.00%, due 3/1/26                   453            495
  7.00%, due 9/1/26                14,716         15,938
  7.00%, due 10/1/26                   26             28
  7.00%, due 7/1/30                 5,675          6,098
  7.00%, due 7/1/32                71,651         76,991
  7.50%, due 1/1/16                 8,806          9,329
  7.50%, due 5/1/32                55,946         60,690
  8.00%, due 11/1/12                4,668          4,886
                                            ------------
                                               5,538,189
                                            ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION 1.3%
  2.75%, due 3/13/14            1,900,000      1,921,231
  3.625%, due 8/15/11           1,000,000      1,049,298
                                            ------------
                                               2,970,529
                                            ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 1.7%
  4.00%, due 12/1/20              429,693        436,550
  4.50%, due 7/1/20                45,458         46,872
  4.50%, due 12/1/20              548,400        565,451
  4.50%, due 3/1/21                60,134         62,004
  5.00%, due 8/1/22               660,349        683,848
  5.00%, due 5/1/37               987,490      1,016,693
  5.50%, due 3/1/38               919,759        953,908
  6.00%, due 4/1/19                 7,249          7,591
  7.00%, due 10/1/37               15,687         16,798
  7.00%, due 11/1/37               60,696         64,995
  7.50%, due 8/1/11                   980            999
  7.50%, due 10/1/11                1,161          1,215
  7.50%, due 10/1/15               50,715         53,603
  8.00%, due 7/1/09                    83             84
  8.00%, due 4/1/10                 2,713          2,829
  8.00%, due 8/1/11                   506            533
  8.00%, due 10/1/11                5,648          5,946
  8.00%, due 11/1/11                1,234          1,299
                                            ------------
                                               3,921,218
                                            ------------

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 2.0%
  5.00%, due 12/15/37              67,708         70,205
  5.00%, due 5/15/38              282,529        292,907
  5.00%, due 3/15/39              599,083        621,090


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                PRINCIPAL
                                   AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.50%, due 9/15/35           $  114,845   $    119,633
  5.50%, due 7/15/36              406,569        422,950
  6.00%, due 1/15/33              146,520        153,288
  6.00%, due 11/15/33             136,787        143,709
  6.00%, due 11/15/36             375,134        391,890
  6.00%, due 11/15/37             354,341        370,389
  6.00%, due 9/15/38              834,967        872,001
  6.50%, due 4/15/29                  247            264
  6.50%, due 5/15/29                  500            534
  6.50%, due 8/15/29                   63             67
  6.50%, due 7/15/31              158,903        169,576
  6.50%, due 10/15/31              14,039         15,018
  6.50%, due 8/15/36              300,698        316,713
  6.50%, due 7/15/37              377,322        397,300
  7.00%, due 7/15/11                  296            309
  7.00%, due 10/15/11              15,152         15,766
  7.00%, due 9/15/23                5,375          5,747
  7.00%, due 7/15/25                2,418          2,592
  7.00%, due 12/15/25               5,058          5,421
  7.00%, due 5/15/26               10,498         11,254
  7.00%, due 11/15/27              18,324         19,650
  7.00%, due 12/15/27              97,983        105,070
  7.00%, due 6/15/28                5,186          5,562
  7.50%, due 3/15/26               10,534         11,380
  7.50%, due 6/15/26                  587            634
  7.50%, due 10/15/30              31,722         34,228
  8.00%, due 8/15/26                2,182          2,377
  8.00%, due 9/15/26                  485            528
  8.00%, due 10/15/26              22,346         24,344
  8.50%, due 11/15/26              25,633         28,056
                                            ------------
                                               4,630,452
                                            ------------

UNITED STATES TREASURY BONDS 1.3%
  3.50%, due 2/15/39            1,000,000        906,090
  4.375%, due 2/15/38              70,000         73,566
  4.50%, due 5/15/38              420,000        451,959
  4.75%, due 2/15/37              585,000        649,807
  5.00%, due 5/15/37              790,000        911,956
                                            ------------
                                               2,993,378
                                            ------------

V  UNITED STATES TREASURY
  NOTES 5.2%
  0.875%, due 2/28/11           1,925,000      1,925,231
  0.875%, due 3/31/11           1,000,000      1,000,000
  1.125%, due 12/15/11            525,000        523,851
  1.375%, due 3/15/12           2,000,000      2,003,750
  1.375%, due 4/15/12           1,000,000      1,000,310
  1.75%, due 1/31/14               80,000         79,250
  1.875%, due 2/28/14           2,345,000      2,333,087
  2.75%, due 10/31/13             495,000        513,872
  2.75%, due 2/15/19            1,735,000      1,680,504
  4.00%, due 8/15/18              875,000        938,711
  4.25%, due 8/15/14              275,000        304,971
                                            ------------
                                              12,303,537
                                            ------------
Total U.S. Government &
  Federal Agencies
  (Cost $34,719,803)                          35,594,979
                                            ------------


YANKEE BONDS 1.6% (G)
--------------------------------------------------------

BANKS 0.1%
Nordea Bank Sweden AB
  5.25%, due 11/30/12 (b)         200,000        186,174
                                            ------------

BIOTECHNOLOGY 0.2%
FMC Finance III S.A.
  6.875%, due 7/15/17             400,000        392,000
                                            ------------

CHEMICALS 0.0%++
Ineos Group Holdings PLC
  8.50%, due 2/15/16 (b)          400,000         60,000
                                            ------------


DIVERSIFIED FINANCIAL SERVICES 0.0%++
CIT Group Co. of Canada
  5.20%, due 6/1/15               125,000         68,911
                                            ------------

ENTERTAINMENT 0.1%
Great Canadian Gaming Corp.
  7.25%, due 2/15/15 (b)          400,000        344,000
                                            ------------

IRON & STEEL 0.1%
Russel Metals, Inc.
  6.375%, due 3/1/14              200,000        161,000
                                            ------------

MEDIA 0.2%
Videotron Ltee
  6.875%, due 1/15/14              55,000         53,419
  9.125%, due 4/15/18             295,000        306,431
                                            ------------
                                                 359,850
                                            ------------

OIL & GAS 0.2%
EnCana Corp.
  6.30%, due 11/1/11              100,000        104,492
Petroplus Finance, Ltd.
  6.75%, due 5/1/14 (b)           400,000        330,000
                                            ------------
                                                 434,492
                                            ------------





20    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT          VALUE
YANKEE BONDS (CONTINUED)
PIPELINES 0.1%
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13           $  250,000   $    245,429
  5.85%, due 3/15/36              100,000         86,128
                                            ------------
                                                 331,557
                                            ------------

REAL ESTATE 0.2%
Westfield Capital Corp.,
  Ltd./WT Finance Aust Pty,
  Ltd./WEA Finance LLC
  4.375%, due 11/15/10 (b)        500,000        485,160
                                            ------------

TELECOMMUNICATIONS 0.4%
Inmarsat Finance PLC
  10.375%, due 11/15/12           300,000        307,500
Intelsat Subsidiary Holding
  Co., Ltd.
  8.50%, due 1/15/13 (b)          400,000        396,000
Telecom Italia Capital S.A.
  6.375%, due 11/15/33            100,000         74,570
Telefonica Europe B.V.
  7.75%, due 9/15/10              100,000        105,014
                                            ------------
                                                 883,084
                                            ------------

TRANSPORTATION 0.0%++
Canadian National Railway Co.
  7.625%, due 5/15/23              50,000         53,916
                                            ------------
Total Yankee Bonds
  (Cost $4,344,177)                            3,760,144
                                            ------------
Total Long-Term Bonds
  (Cost $116,740,766)                        101,255,242
                                            ------------




                                   SHARES

COMMON STOCKS 54.6%
--------------------------------------------------------

ADVERTISING 0.1%
Publicis Groupe                     3,033         93,018
Teleperformance                     2,564         73,874
                                            ------------
                                                 166,892
                                            ------------

AEROSPACE & DEFENSE 0.8%
BBA Aviation PLC                   43,239         66,919
European Aeronautic Defence
  and
  Space Co. N.V.                    3,206         46,188
General Dynamics Corp.             20,349      1,051,433
Lockheed Martin Corp.               2,099        164,835
Northrop Grumman Corp.              2,469        119,376
Raytheon Co.                        2,836        128,272
United Technologies Corp.           5,406        264,029
                                            ------------
                                               1,841,052
                                            ------------

AGRICULTURE 2.8%
Altria Group, Inc.                149,175      2,436,028
Archer-Daniels-Midland Co.         41,603      1,024,266
British American Tobacco PLC        7,798        189,225
Lorillard, Inc.                    11,446        722,586
Philip Morris International,
  Inc.                             54,077      1,957,587
Reynolds American, Inc.             4,478        170,075
                                            ------------
                                               6,499,767
                                            ------------

AIRLINES 0.1%
Deutsche Lufthansa A.G.             3,118         39,710
Singapore Airlines, Ltd.           11,000         79,161
                                            ------------
                                                 118,871
                                            ------------

APPAREL 0.1%
Billabong International,
  Ltd.                             15,857        120,668
Burberry Group PLC                  8,972         53,415
                                            ------------
                                                 174,083
                                            ------------

AUTO MANUFACTURERS 0.3%
Daimler A.G.                          352         12,545
Hino Motors, Ltd.                  37,000        106,179
Honda Motor Co., Ltd.               7,400        215,139
Nissan Motor Co., Ltd.             23,700        123,245
Toyota Motor Corp.                  7,000        274,024
Volkswagen A.G.                        27          8,495
                                            ------------
                                                 739,627
                                            ------------

AUTO PARTS & EQUIPMENT 0.0%++
Aisin Seiki Co., Ltd.               1,200         24,571
Denso Corp.                         2,400         56,479
                                            ------------
                                                  81,050
                                            ------------

BANKS 2.2%
Aozora Bank, Ltd. (h)               2,000          2,511
Banco Bilbao Vizcaya
  Argentaria S.A.                  11,050        119,118
Banco Santander S.A.               31,148        294,055
Barclays PLC                       49,756        202,449
BB&T Corp.                         50,186      1,171,341
BNP Paribas S.A.                    2,106        110,883
Commonwealth Bank of
  Australia                         7,211        183,347
DBS Group Holdings, Ltd.            3,000         19,129
Deutsche Bank A.G.                  1,305         69,623
DnB NOR A.S.A.                      6,200         38,662
Fortis N.V.                         5,374         13,309
HSBC Holdings PLC                  32,500        230,868
Lloyds TSB Group PLC               11,518         18,777
Mitsubishi UFJ Financial
  Group, Inc.                      15,600         84,964
Mizuho Financial Group, Inc.       22,900         48,104
National Australia Bank,
  Ltd.                                673         10,056
National Bank of Greece S.A.        6,818        141,723
Northern Rock PLC (c)(h)(i)        63,213              1
Pohjola Bank PLC                      422          3,126
Raiffeisen International Bank
  Holding A.G.                      3,114        107,026


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21


                                   SHARES          VALUE
COMMON STOCKS (CONTINUED)
BANKS (CONTINUED)
San-In Godo Bank, Ltd. (The)        2,000   $     15,477
Shinsei Bank, Ltd. (h)              4,000          5,248
SNS Reaal                             314          1,768
Standard Chartered PLC                687         10,565
Sumitomo Mitsui Financial
  Group, Inc.                       4,100        141,893
U.S. Bancorp                       96,348      1,755,461
UniCredit S.p.A.                   70,964        171,689
Westpac Banking Corp.               2,456         34,178
Yamaguchi Financial Group,
  Inc.                              9,000         86,405
                                            ------------
                                               5,091,756
                                            ------------

BEVERAGES 0.3%
Coca-Cola Co. (The)                 3,600        154,980
Diageo PLC                         12,354        148,285
Foster's Group, Ltd.               28,732        110,030
Heineken Holding N.V.                 827         19,538
InBev N.V.                          2,983         91,047
PepsiCo, Inc.                       2,249        111,910
                                            ------------
                                                 635,790
                                            ------------

BIOTECHNOLOGY 0.0%++
Amgen, Inc. (h)                       506         24,526
                                            ------------


CAPITAL MARKETS 0.0%++
UBS A.G. (h)                        7,054         97,032
                                            ------------

CHEMICALS 2.5%
Avery Dennison Corp.               16,498        474,153
BASF A.G. (h)                       4,905        184,410
Bayer A.G.                            810         40,183
Dow Chemical Co. (The)            120,957      1,935,312
E.I. du Pont de Nemours &
  Co.                             101,853      2,841,699
Koninklijke DSM N.V.                3,724        115,098
Monsanto Co.                        3,605        306,028
Mosaic Co. (The)                    1,577         63,790
                                            ------------
                                               5,960,673
                                            ------------

COMMERCIAL SERVICES 1.0%
Accenture, Ltd. Class A            30,612        900,911
Aggreko PLC                         5,483         46,386
Dai Nippon Printing Co, Ltd.        9,000         95,259
Global Payments, Inc.               2,937         94,160
R.R. Donnelley & Sons Co.          47,623        554,808
Robert Half International,
  Inc.                             19,022        456,908
Visa, Inc. Class A                  3,036        197,219
                                            ------------
                                               2,345,651
                                            ------------

COMPUTERS 2.0%
Hewlett-Packard Co.                42,326      1,522,889
V  International Business
  Machines Corp.                   30,888      3,187,951
Logica PLC                         91,673        103,705
NEC Fielding, Ltd.                    100          1,026
                                            ------------
                                               4,815,571
                                            ------------

COSMETICS & PERSONAL CARE 1.4%
Colgate-Palmolive Co.              15,412        909,308
Kao Corp.                           5,000         94,061
Procter & Gamble Co. (The)         44,678      2,208,881
                                            ------------
                                               3,212,250
                                            ------------

DISTRIBUTION & WHOLESALE 0.1%
Fastenal Co.                        4,220        161,879
Sumitomo Corp.                      7,900         68,558
                                            ------------
                                                 230,437
                                            ------------

DIVERSIFIED FINANCIAL SERVICES 1.1%
BlackRock, Inc.                       883        129,377
Charles Schwab Corp. (The)          6,810        125,849
CME Group, Inc.                     4,055        897,574
Credit Suisse Group A.G.            5,343        204,189
Goldman Sachs Group, Inc.
  (The)                               738         94,833
Henderson Group PLC                43,463         56,908
JPMorgan Chase & Co.                4,207        138,831
Lazard, Ltd. Class A                2,365         64,565
Morgan Stanley                     32,942        778,749
Tokai Tokyo Securities Co.,
  Ltd.                             39,000         86,594
                                            ------------
                                               2,577,469
                                            ------------

ELECTRIC 4.6%
AGL Energy, Ltd.                       79            867
Ameren Corp.                       24,047        553,562
American Electric Power Co.,
  Inc.                             24,637        649,924
Chubu Electric Power Co.,
  Inc.                                400          8,803
CLP Holdings, Ltd.                  2,000         13,503
Consolidated Edison, Inc.          48,532      1,801,993
DTE Energy Corp.                   14,952        442,131
Duke Energy Corp.                 152,740      2,109,339
E.ON A.G.                           7,703        260,171
Enel S.p.A.                        25,084        135,890
Energias de Portugal S.A.           4,540         16,562
FirstEnergy Corp.                  16,025        655,422
FPL Group, Inc.                    18,718      1,006,841
Kansai Electric Power Co.,
  Inc. (The)                        3,400         69,267
Okinawa Electric Power Co.,
  Inc. (The)                          300         14,250
Pinnacle West Capital Corp.        34,602        947,403
Progress Energy, Inc.              41,785      1,425,704
RWE A.G.                              711         51,117
SCANA Corp.                         9,958        300,931
Southern Co. (The)                  7,652        220,990
Tohoku Electric Power Co.,
  Inc.                              4,700         97,988
Tokyo Electric Power Co.,
  Inc. (The)                        1,100         25,778
                                            ------------
                                              10,808,436
                                            ------------





22    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES          VALUE
COMMON STOCKS (CONTINUED)
ELECTRICAL COMPONENTS & EQUIPMENT 0.8%
Bekaert S.A.                          218   $     20,236
Emerson Electric Co.               50,517      1,719,599
Fujikura, Ltd.                      6,000         20,661
Hitachi, Ltd.                      11,000         38,294
Mitsubishi Electric Corp.           4,000         21,215
Nexans S.A. (h)                     1,022         47,160
                                            ------------
                                               1,867,165
                                            ------------

ELECTRONICS 0.2%
Alps Electric Co., Ltd.            20,000        106,856
Amphenol Corp. Class A              3,540        119,794
Futaba Corp.                        5,100         90,465
NEC Corp. (h)                      34,000        111,796
                                            ------------
                                                 428,911
                                            ------------

ENGINEERING & CONSTRUCTION 0.1%
ABB, Ltd. (h)                       3,768         53,242
Bilfinger Berger A.G.               2,201        103,979
Keller Group PLC                    1,917         16,853
Macquarie Airports                  8,134         10,722
                                            ------------
                                                 184,796
                                            ------------

ENTERTAINMENT 0.1%
OPAP S.A.                           3,685        114,102
Oriental Land Co, Ltd.                400         25,190
Tatts Group, Ltd.                  46,036         92,675
                                            ------------
                                                 231,967
                                            ------------

ENVIRONMENTAL CONTROLS 0.0%++
Waste Management, Inc.              2,993         79,823
                                            ------------

FOOD 0.7%
Delhaize Group                      1,428         96,098
General Mills, Inc.                 2,259        114,509
Koninklijke Ahold N.V.             10,175        111,945
Kraft Foods, Inc. Class A          25,489        596,443
Kroger Co. (The)                    5,617        121,439
Nestle S.A. Registered             11,723        381,269
Tesco PLC                           8,070         40,065
Toyo Suisan Kaisha, Ltd.            1,000         19,487
Unilever N.V.                          20            425
Unilever N.V., CVA                  1,902         37,612
Unilever PLC                        1,859         36,282
Viscofan S.A.                       3,066         57,035
Yamazaki Baking Co., Ltd.           5,000         50,925
                                            ------------
                                               1,663,534
                                            ------------

FOOD SERVICES 0.0%++
Compass Group PLC                  12,195         58,288
                                            ------------

FOREST PRODUCTS & PAPER 0.5%
Texas Instruments, Inc.            70,024      1,264,633
                                            ------------

GAS 0.5%
GDF Suez S.A.                         750         26,975
NiSource, Inc.                     97,483      1,071,338
                                            ------------
                                               1,098,313
                                            ------------

HAND & MACHINE TOOLS 0.0%++
Gildemeister A.G.                   1,956         19,161
Mori Seiki Co., Ltd.                1,400         13,320
                                            ------------
                                                  32,481
                                            ------------

HEALTH CARE--PRODUCTS 0.7%
Baxter International, Inc.          4,618        223,973
Becton, Dickinson & Co.             2,550        154,224
Fisher & Paykel Healthcare
  Corp.                            25,832         44,450
Johnson & Johnson                  18,458        966,461
Medtronic, Inc.                     8,195        262,240
Nihon Kohden Corp.                  1,200         13,108
                                            ------------
                                               1,664,456
                                            ------------

HEALTH CARE--SERVICES 0.1%
Aetna, Inc.                         4,796        105,560
                                            ------------

HOLDING COMPANY--DIVERSIFIED 0.1%
Swire Pacific, Ltd. Class A        12,500         97,561
Swire Pacific, Ltd. Class B         2,500          3,665
Wharf Holdings, Ltd.               13,000         42,920
                                            ------------
                                                 144,146
                                            ------------

HOME BUILDERS 0.0%++
D.R. Horton, Inc.                   4,193         54,719
                                            ------------

HOME FURNISHING 0.1%
Matsushita Electric
  Industrial Co., Ltd.              8,800        128,035
                                            ------------

HOUSEHOLD PRODUCTS & WARES 0.5%
Kimberly-Clark Corp.               22,261      1,093,906
Reckitt Benckiser Group PLC         1,949         76,755
                                            ------------
                                               1,170,661
                                            ------------

INSURANCE 2.4%
Aegon N.V.                          3,446         17,511
Aflac, Inc.                        33,722        974,229
Allianz SE                            419         38,444
AXA S.A. (h)                        9,918        165,268
British Insurance Holdings
  PLC                              26,798         72,624
Chubb Corp. (The)                   8,577        334,074
CIGNA Corp.                         3,815         75,194
ING Groep N.V.                      4,711         43,351
Legal & General Group PLC          14,100         12,042
Masco Corp.                        24,403        216,211


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23


                                   SHARES          VALUE
COMMON STOCKS (CONTINUED)
INSURANCE (CONTINUED)
MetLife, Inc.                      31,469   $    936,203
Muenchener Rueckversicherungs
  AG                                  740        102,141
Old Republic International
  Corp.                            31,992        299,765
Principal Financial Group,
  Inc.                             35,444        579,155
Prudential Financial, Inc.         29,138        841,505
QBE Insurance Group, Ltd.           6,657        105,001
Tokio Marine Holdings, Inc.         5,300        140,073
Torchmark Corp.                     1,974         57,897
Unum Group                         29,229        477,602
W.R. Berkley Corp.                  3,872         92,580
Zurich Financial Services
  A.G.                                876        161,788
                                            ------------
                                               5,742,658
                                            ------------

INTERNET 0.0%++
Kakaku.com, Inc.                       24         81,857
                                            ------------

INVESTMENT COMPANY 0.0%++
Man Group PLC                      19,651         72,454
                                            ------------

IRON & STEEL 0.9%
ArcelorMittal                       2,021         47,442
BlueScope Steel, Ltd.              54,233         91,792
JFE Holdings, Inc.                  1,500         40,844
Nippon Steel Corp.                 25,000         83,330
Nucor Corp.                        39,601      1,611,365
ThyssenKrupp A.G.                   4,462         95,464
Yamato Kogyo Co., Ltd.              3,600         81,193
                                            ------------
                                               2,051,430
                                            ------------

MACHINERY--DIVERSIFIED 0.1%
Bobst Group A.G.                      780         19,300
Komori Corp.                       10,200         95,500
                                            ------------
                                                 114,800
                                            ------------

MEDIA 1.2%
CBS Corp. Class B                  27,380        192,755
Comcast Corp. Class A              54,289        839,308
EW Scripps Co. Class A             21,892         43,127
Liberty Media Corp.
  Entertainment Class A (h)        37,183        905,406
Regal Entertainment Group
  Class A                           6,232         81,390
Time Warner Cable, Inc.             3,023         97,431
Time Warner, Inc.                   3,212         70,118
Vivendi S.A.                        6,523        175,858
Washington Post Co. Class B           764        319,803
WPP PLC                             9,638         65,919
                                            ------------
                                               2,791,115
                                            ------------

METAL FABRICATE & HARDWARE 0.2%
Aurubis A.G.                        2,487         70,386
Precision Castparts Corp.           1,831        137,069
Timken Co. (The)                   13,305        213,944
Vallourec SA                        1,061        115,216
                                            ------------
                                                 536,615
                                            ------------

MINING 0.3%
Anglo American PLC                    186          4,034
Antofagasta PLC                     6,019         51,732
BHP Billiton PLC                    5,309        111,532
BHP Billiton, Ltd.                 12,133        292,088
Boliden AB                         15,674         98,849
Fortescue Metals Group, Ltd.
  (h)                               3,039          5,187
Kazakhmys PLC                      13,932        108,289
Mongolia Energy Co., Ltd. (h)       4,000          1,149
Rio Tinto PLC                         618         25,279
                                            ------------
                                                 698,139
                                            ------------

MISCELLANEOUS--MANUFACTURING 2.6%
Alfa Laval AB                       1,900         16,895
Danaher Corp.                       2,636        154,048
Eaton Corp.                        19,758        865,400
V  General Electric Co.           327,971      4,148,833
Illinois Tool Works, Inc.          15,603        511,778
John Bean Technologies Corp.        4,460         49,149
Siemens A.G.                        2,546        170,897
SPX Corp.                           1,737         80,197
Sulzer A.G.                           251         13,632
                                            ------------
                                               6,010,829
                                            ------------

OFFICE & BUSINESS EQUIPMENT 0.0%++
Canon, Inc.                           500         15,079
                                            ------------

OFFICE EQUIPMENT/SUPPLIES 0.0%++
Seiko Epson Corp.                   4,400         61,880
                                            ------------

OIL & GAS 5.0%
BG PLC, Sponsored ADR (j)           4,343         69,832
BP PLC                             57,350        406,666
Caltex Australia, Ltd.             13,812         99,211
V  Chevron Corp.                   56,508      3,735,179
Devon Energy Corp.                  1,657         85,915
ENI S.p.A.                         10,108        219,059
V  ExxonMobil Corp.                66,243      4,416,421
INPEX Corp.                            14         87,734
Nippon Oil Corp.                    6,000         31,263
Noble Energy, Inc.                  1,857        105,385
Occidental Petroleum Corp.          6,353        357,610
OMV A.G.                              399         12,417
Patterson-UTI Energy, Inc.         66,815        849,219
Petro-Canada                        2,981         93,991
Petroleo Brasileiro S.A., ADR
  (j)                               2,718         91,243
Repsol YPF S.A.                     4,358         82,939




24    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES          VALUE
COMMON STOCKS (CONTINUED)
OIL & GAS (CONTINUED)
Royal Dutch Shell PLC Class A      10,658   $    246,937
Royal Dutch Shell PLC Class B       7,124        163,392
StatoilHydro ASA                    1,200         22,474
Sunoco, Inc.                        9,545        253,038
Total S.A.                          4,105        205,283
Total S.A., Sponsored ADR (j)       1,116         55,488
XTO Energy, Inc.                    2,425         84,050
                                            ------------
                                              11,774,746
                                            ------------

OIL & GAS SERVICES 0.1%
Baker Hughes, Inc.                  2,192         77,991
Core Laboratories N.V.              1,002         83,397
Halliburton Co.                     6,418        129,772
                                            ------------
                                                 291,160
                                            ------------

PACKAGING & CONTAINERS 0.2%
Silgan Holdings, Inc.               1,490         69,270
Sonoco Products Co.                13,197        322,139
Temple-Inland, Inc.                11,424        136,402
                                            ------------
                                                 527,811
                                            ------------

PHARMACEUTICALS 4.2%
Abbott Laboratories                22,046        922,625
Allergan, Inc.                      2,884        134,568
Astellas Pharma, Inc.               4,200        137,017
AstraZeneca PLC                     6,067        212,751
Bristol-Myers Squibb Co.           97,286      1,867,891
Daiichi Sankyo Co, Ltd.             4,400         74,001
Elan Corp. PLC (h)                  1,142          6,878
GlaxoSmithKline PLC                11,279        174,172
Merck & Co., Inc.                  82,709      2,004,866
Miraca Holdings, Inc.               3,800         76,935
Novartis A.G., Registered           8,001        302,181
Novo-Nordisk A/S Class B            1,492         70,793
V  Pfizer, Inc.                   240,286      3,210,221
Roche Holding A.G.,
  Genusscheine                      1,270        160,477
Sanofi-Aventis                      4,241        244,100
Schering-Plough Corp.               2,468         56,813
Takeda Pharmaceutical Co.,
  Ltd.                              4,700        167,054
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (j)                           2,482        108,935
                                            ------------
                                               9,932,278
                                            ------------

PIPELINES 0.0%++
Spectra Energy Corp.                5,412         78,474
                                            ------------

REAL ESTATE 0.2%
Fabege AB                          13,278         55,861
Hopewell Holdings, Ltd.            29,500         76,273
Hysan Development Co., Ltd.        55,000        100,157
Kungsleden AB                       3,545         17,729
Nexity                              2,176         70,850
Tokyo Tatemono Co., Ltd.           28,000         94,981
Wheelock & Co, Ltd.                49,000        105,961
                                            ------------
                                                 521,812
                                            ------------

REAL ESTATE INVESTMENT TRUSTS 1.7%
Annaly Capital Management,
  Inc.                             87,604      1,232,588
Brandywine Realty Trust            19,440        120,334
CBL & Associates Properties,
  Inc.                             36,606        290,652
Duke Realty Corp.                  12,846        125,505
HCP, Inc.                           4,086         89,688
Hospitality Properties Trust       43,458        531,926
HRPT Properties Trust              79,985        344,735
Liberty Property Trust             27,572        671,103
Mack-Cali Realty Corp.             24,711        663,737
UDR, Inc.                           2,872         28,921
                                            ------------
                                               4,099,189
                                            ------------

RETAIL 2.5%
Best Buy Co., Inc.                  2,946        113,067
Circle K Sunkus Co, Ltd.            4,100         57,415
Compagnie Financiere
  Richemont S.A.                      568         10,173
CVS Caremark Corp.                 23,168        736,279
David Jones, Ltd.                  25,725         56,457
Foot Locker, Inc.                  66,246        787,665
Hennes & Mauritz AB                 3,343        149,456
Home Depot, Inc. (The)              3,716         97,805
Home Retail Group PLC              27,731        101,829
Limited Brands, Inc.               55,645        635,466
Lowe's Cos., Inc.                   5,342        114,853
McDonald's Corp.                   22,738      1,211,708
PPR S.A.                            1,191         91,030
Ross Stores, Inc.                   3,750        142,275
Seven & I Holdings Co., Ltd.        5,200        117,521
TJX Cos., Inc.                      4,013        112,244
Wal-Mart Stores, Inc.              23,588      1,188,835
Walgreen Co.                        5,235        164,536
                                            ------------
                                               5,888,614
                                            ------------

SAVINGS & LOANS 0.1%
New York Community Bancorp,
  Inc.                             11,881        134,374
                                            ------------

SEMICONDUCTORS 1.7%
Applied Materials, Inc.            10,403        127,020
Intel Corp.                       190,455      3,005,380
Linear Technology Corp.             3,264         71,090
NEC Electronics Corp. (h)           4,500         47,318
Shinko Electric Industries
  Co., Ltd.                         3,000         29,441
Xilinx, Inc.                       37,011        756,505
                                            ------------
                                               4,036,754
                                            ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25


                                   SHARES          VALUE
COMMON STOCKS (CONTINUED)
SHIPBUILDING 0.0%++
Cosco Corp. Singapore, Ltd.       119,000   $     81,165
                                            ------------

SOFTWARE 0.7%
Mastercard, Inc. Class A              961        176,296
Microsoft Corp.                    60,570      1,227,148
Pepco Holdings, Inc.               22,196        265,242
SAP A.G.                            1,670         63,870
                                            ------------
                                               1,732,556
                                            ------------

TELECOMMUNICATIONS 6.1%
V  AT&T, Inc.                     152,874      3,916,632
Cable & Wireless PLC                7,000         15,407
CenturyTel, Inc.                   34,402        934,014
Corning, Inc.                       7,951        116,244
Deutsche Telekom A.G.              13,031        156,998
Embarq Corp.                       34,375      1,256,750
France Telecom S.A.                 8,140        180,625
Frontier Communications
  Corp.                           108,856        773,966
KDDI Corp.                              5         22,469
Nippon Telegraph & Telephone
  Corp.                             3,400        127,441
Nokia OYJ                          15,800        225,189
NTT DoCoMo, Inc.                      107        149,077
PG&E Corp.                         20,477        760,106
Portugal Telecom SGPS S.A.
  Registered                       11,532         88,248
QUALCOMM, Inc.                     10,231        432,976
Qwest Communications
  International, Inc.              54,723        212,873
Telecom Italia S.p.A.              77,470         69,115
Telefonaktiebolaget LM
  Ericsson Class B                 16,828        145,178
Telefonica S.A.                    13,224        251,094
Telephone and Data Systems,
  Inc.                              2,508         71,904
Verizon Communications, Inc.      102,070      3,096,804
Vodafone Group PLC                172,868        317,526
Windstream Corp.                  139,224      1,155,559
                                            ------------
                                              14,476,195
                                            ------------

TOYS, GAMES & HOBBIES 0.0%++
Nintendo Co., Ltd.                    100         26,754
                                            ------------

TRANSPORTATION 0.6%
A P Moller--Maersk A/S (h)              9         52,146
Alexander & Baldwin, Inc.           4,099        109,197
C.H. Robinson Worldwide,
  Inc.                              2,194        116,633
CSX Corp.                           4,009        118,626
Deutsche Post A.G.                  2,035         23,340
Expeditors International of
  Washington, Inc.                  2,767         96,043
J.B. Hunt Transport Services,
  Inc.                              1,243         34,953
Mitsui OSK Lines, Ltd.              8,000         45,663
Nippon Yusen KK                    11,000         44,995
Tidewater, Inc.                    10,304        445,648
Union Pacific Corp.                 4,363        214,398
                                            ------------
                                               1,301,642
                                            ------------
Total Common Stocks
  (Cost $139,399,161)                        128,678,801
                                            ------------


CONVERTIBLE PREFERRED STOCK 0.0%++
--------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES 0.0%++
General Motors Acceptance
  Corp. Preferred Blocker,
  Inc.
  7.00% (b)                            40         12,000
                                            ------------
Total Convertible Preferred
  Stock
  (Cost $12,590)                                  12,000
                                            ------------


PREFERRED STOCKS 0.0%++
--------------------------------------------------------


AUTO MANUFACTURERS 0.0%++
Volkswagen A.G.                       219         13,873
                                            ------------

ELECTRIC 0.0%++
RWE A.G.                               21          1,305
                                            ------------
Total Preferred Stocks
  (Cost $37,286)                                  15,178
                                            ------------



                                   NUMBER
                                OF RIGHTS

RIGHTS 0.0%++
--------------------------------------------------------

IRON & STEEL 0.0%++
OneSteel, Ltd.
  Expires 5/6/09 (c)(i)             8,939             65
                                            ------------
Total Rights
  (Cost $0)                                           65
                                            ------------








26    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT           VALUE
SHORT-TERM INVESTMENTS 2.0%
-------------------------------------------------------------

REPURCHASE AGREEMENT 0.4%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $838,284 (Collateralized by
  a United States Treasury
  Bill with a rate of 0.12%
  and maturity date of
  7/30/09, with a Principal
  Amount of $865,000 and a
  Market Value of $864,742)        $  838,283   $     838,283
                                                -------------
Total Repurchase Agreement
  (Cost $838,283)                                     838,283
                                                -------------

U.S. GOVERNMENT 1.6%
United States Treasury Bills
  0.122%, due 7/16/09 (k)           2,400,000       2,399,381
  0.136%, due 7/30/09 (k)(l)        1,500,000       1,499,493
                                                -------------
Total U.S. Government
  (Cost $3,898,310)                                 3,898,874
                                                -------------
Total Short-Term Investments
  (Cost $4,736,593)                                 4,737,157
                                                -------------
Total Investments
  (Cost $260,926,396) (n)                99.5%    234,698,443
Cash and Other Assets,
  Less Liabilities                        0.5       1,160,013
                                        -----    ------------
Net Assets                              100.0%  $ 235,858,456
                                        =====    ============






                            CONTRACTS         UNREALIZED
                                LONG    APPRECIATION (m)
FUTURES CONTRACTS 0.1%
--------------------------------------------------------

Standard & Poor's 500
  Index
  Mini June 2009                   89           $307,736
                                                --------
Total Futures Contracts
  (Settlement Value
  $3,871,500)                                   $307,736
                                                ========





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of these securities at April 30,
     2009 is $3,419,976, which represents 1.5%
     of the Fund's net assets.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Fair valued security. The total market
     value of these securities at April 30,
     2009 is $76,866, which represents less
     than one-tenth of a percent of the Fund's
     net assets.
(d)  Floating rate.  Rate shown is the rate in
     effect at April 30, 2009.
(e)  Issue in default.
(f)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(g)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(h)  Non-income producing security.
(i)  Illiquid security. The total market value
     of these securities at April 30, 2009 is
     $66, which represents less than one-tenth
     of a percent of the Fund's net assets.
(j)  ADR--American Depositary Receipt.
(k)  Interest rate presented is yield to
     maturity.
(l)  Represents a security, or a portion
     thereof, which is segregated, or
     partially segregated as collateral for
     futures contracts.
(m)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at April 30,
     2009.
(n)  At April 30, 2009, cost is $262,865,022
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 10,257,365
Gross unrealized depreciation       (38,423,944)
                                   ------------
Net unrealized depreciation        $(28,166,579)
                                   ============



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                                    OTHER
                         INVESTMENTS IN         FINANCIAL
 VALUATION INPUTS            SECURITIES   INSTRUMENTS (A)
Level 1--Quoted Prices     $110,944,021          $     --
Level 2--Other
  Significant
  Observable Inputs         123,677,556           307,736
Level 3--Significant
  Unobservable Inputs            76,866                --
                           ------------          --------
Total                      $234,698,443          $307,736
                           ============          ========



(a) Other financial instruments include futures.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                   INVESTMENTS IN
                                       SECURITIES
Balance as of 10/31/08                   $ 96,906
Accrued discounts/premiums                    (49)
Realized gain (loss)                          (44)
Change in unrealized
  appreciation/depreciation                60,278
Net purchases (sales)                     (13,764)
Net transfers in and/or out of
  Level 3                                 (66,461)
                                         --------
Balance as of 4/30/09                    $ 76,866
                                         ========
Net change in unrealized
  appreciation/depreciation from
  investments still held as of
  4/30/09                                $ (3,813)
                                         ========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $260,926,396)     $234,698,443
Cash denominated in foreign
  currencies
  (identified cost $28,958)                29,226
Cash                                        9,751
Receivables:
  Dividends and interest                1,786,168
  Investment securities sold              298,586
  Fund shares sold                         63,266
  Variation margin on futures
     contracts                              4,005
Other assets                               45,620
                                     ------------
     Total assets                     236,935,065
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased         360,620
  Fund shares redeemed                    265,409
  Transfer agent (See Note 3)             187,894
  Custodian                                90,417
  Manager (See Note 3)                     80,123
  Professional fees                        28,296
  NYLIFE Distributors (See Note 3)         27,381
  Shareholder communication                17,082
  Directors                                 1,769
Accrued expenses                           17,618
                                     ------------
     Total liabilities                  1,076,609
                                     ------------
Net assets                           $235,858,456
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.3 billion shares
  authorized                         $     24,919
Additional paid-in capital            330,077,950
                                     ------------
                                      330,102,869
Accumulated undistributed net
  investment income                       814,848
Accumulated net realized loss on
  investments, futures transactions
  and foreign currency transactions   (69,137,619)
Net unrealized depreciation on
  investments and futures contracts   (25,920,217)
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies        (1,425)
                                     ------------
Net assets                           $235,858,456
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 13,771,908
                                     ============
Shares of capital stock outstanding     1,460,078
                                     ============
Net asset value per share
  outstanding                        $       9.43
Maximum sales charge (5.50% of
  offering price)                            0.55
                                     ------------
Maximum offering price per share
  outstanding                        $       9.98
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 32,661,835
                                     ============
Shares of capital stock outstanding     3,466,338
                                     ============
Net asset value per share
  outstanding                        $       9.42
Maximum sales charge (5.50% of
  offering price)                            0.55
                                     ------------
Maximum offering price per share
  outstanding                        $       9.97
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 15,193,939
                                     ============
Shares of capital stock outstanding     1,632,820
                                     ============
Net asset value and offering price
  per share outstanding              $       9.31
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  7,110,394
                                     ============
Shares of capital stock outstanding       763,690
                                     ============
Net asset value and offering price
  per share outstanding              $       9.31
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $167,120,380
                                     ============
Shares of capital stock outstanding    17,596,534
                                     ============
Net asset value and offering price
  per share outstanding              $       9.50
                                     ============






28    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                           $  3,563,784
  Dividends (a)                         3,122,053
                                     ------------
     Total income                       6,685,837
                                     ------------
EXPENSES:
  Manager (See Note 3)                    744,359
  Transfer agent--Investor Class
     (See Note 3)                          44,521
  Transfer agent--Class A (See Note
     3)                                    37,266
  Transfer agent--Classes B and C
     (See Note 3)                          77,816
  Transfer agent--Class I (See Note
     3)                                   176,756
  Distribution/Service--Investor
     Class (See Note 3)                    16,231
  Distribution/Service--Class A
     (See Note 3)                          42,003
  Service--Class B (See Note 3)            19,478
  Service--Class C (See Note 3)             8,849
  Distribution--Class B (See Note
     3)                                    58,435
  Distribution--Class C (See Note
     3)                                    26,546
  Custodian                                73,274
  Professional fees                        45,466
  Shareholder communication                43,630
  Registration                             37,348
  Directors                                 6,479
  Miscellaneous                            23,603
                                     ------------
     Total expenses before waiver       1,482,060
  Expense waiver from Manager (See
     Note 3)                             (317,442)
                                     ------------
     Net expenses                       1,164,618
                                     ------------
Net investment income                   5,521,219
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions              $(36,767,268)
  Futures transactions                    973,526
  Foreign currency transactions            (2,085)
                                     ------------
Net realized loss on investments,
  futures transactions and foreign
  currency transactions               (35,795,827)
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions                18,894,819
  Futures contracts                       307,736
  Translation of other assets and
     liabilities in foreign
     currencies                               (54)
                                     ------------
  Net change in unrealized
     depreciation on investments,
     futures contracts and foreign
     currency transactions             19,202,501
                                     ------------
  Net realized and unrealized loss
     on investments, futures
     contracts and foreign currency
     transactions                     (16,593,326)
                                     ------------
  Net decrease in net assets
     resulting from operations       $(11,072,107)
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $29,632.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009            2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $  5,521,219   $  12,471,925
 Net realized loss on
  investments, futures
  transactions and foreign
  currency transactions         (35,795,827)    (32,767,356)
 Net change in unrealized
  appreciation (depreciation)
  on investments, futures
  contracts and foreign
  currency transactions          19,202,501     (75,084,481)
                               ----------------------------
 Net decrease in net assets
  resulting from operations     (11,072,107)    (95,379,912)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                 (346,959)       (335,641)
    Class A                        (862,626)     (2,534,175)
    Class B                        (338,867)       (748,003)
    Class C                        (158,368)       (318,688)
    Class I                      (4,309,441)     (8,716,270)
                               ----------------------------
                                 (6,016,261)    (12,652,777)
                               ----------------------------
 From net realized gain on investments:
    Class A                              --      (4,761,667)
    Class B                              --      (1,624,509)
    Class C                              --        (725,205)
    Class I                              --     (13,156,064)
                               ----------------------------
                                         --     (20,267,445)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (6,016,261)    (32,920,222)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         19,744,166      50,431,791
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               5,829,305      31,850,918
 Cost of shares redeemed        (26,927,629)    (90,073,810)
                               ----------------------------
    Decrease in net assets
     derived from capital
     share transactions          (1,354,158)     (7,791,101)
                               ----------------------------
    Net decrease in net
     assets                     (18,442,526)   (136,091,235)

NET ASSETS:
Beginning of period             254,300,982     390,392,217
                               ----------------------------
End of period                  $235,858,456   $ 254,300,982
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $    814,848   $   1,309,890
                               ============================






30    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    31

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                          INVESTOR CLASS
                                   ---------------------------
                                                  FEBRUARY 28,
                                   SIX MONTHS        2008**
                                      ENDED          THROUGH
                                    APRIL 30,      OCTOBER 31,

                                   ---------------------------
                                      2009*           2008
Net asset value at beginning
  of period                          $ 10.13         $ 13.22
                                     -------         -------
Net investment income                   0.22 (a)        0.32 (a)
Net realized and unrealized
  gain (loss) on investments           (0.68)          (2.99)
Net realized and unrealized
  gain on foreign currency
  transactions                          0.00 ++         0.00 ++
                                     -------         -------
Total from investment
  operations                           (0.46)          (2.67)
                                     -------         -------
Less dividends and
  distributions:
  From net investment income           (0.24)          (0.42)
  From net realized gain on
     investments                          --              --
                                     -------         -------
Total dividends and
  distributions                        (0.24)          (0.42)
                                     -------         -------
Net asset value at end of
  period                             $  9.43         $ 10.13
                                     =======         =======
Total investment return (c)            (4.42%)(d)     (20.77%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 4.75% ++        3.85% ++
  Net expenses                          1.09% ++        1.09% ++
  Expenses (before
     waiver/reimbursement)              1.79% ++        1.49% ++
Portfolio turnover rate                   59%            125% (e)
Net assets at end of period
  (in 000's)                         $13,772         $14,308




                                                                      CLASS B
                                   ----------------------------------------------------------------------------
                                                                                                     JANUARY 2,
                                   SIX MONTHS                                                          2004*
                                      ENDED                                                           THROUGH
                                    APRIL 30,                 YEAR ENDED OCTOBER 31,                OCTOBER 31,

                                   ----------------------------------------------------------------------------
                                      2009*         2008        2007        2006          2005          2004
Net asset value at beginning
  of period                          $ 10.00      $ 14.87     $ 14.53     $ 13.21       $ 12.54       $ 12.12
                                     -------      -------     -------     -------       -------       -------
Net investment income                   0.18 (a)     0.35 (a)    0.45 (a)    0.34 (a)      0.08 (a)(b)   0.04
Net realized and unrealized
  gain (loss) on investments           (0.66)       (4.05)       0.71        1.39          0.74          0.38
Net realized and unrealized
  gain on foreign currency
  transactions                          0.00 ++      0.00 ++     0.00 ++     0.00 ++       0.00 ++       0.00++
                                     -------      -------     -------     -------       -------       -------
Total from investment
  operations                           (0.48)       (3.70)       1.16        1.73          0.82          0.42
                                     -------      -------     -------     -------       -------       -------
Less dividends and
  distributions:
  From net investment income           (0.21)       (0.38)      (0.47)      (0.41)        (0.15)           --
  From net realized gain on
     investments                          --        (0.79)      (0.35)         --            --            --
                                     -------      -------     -------     -------       -------       -------
Total dividends and
  distributions                        (0.21)       (1.17)      (0.82)      (0.41)        (0.15)           --
                                     -------      -------     -------     -------       -------       -------
Net asset value at end of
  period                             $  9.31      $ 10.00     $ 14.87     $ 14.53       $ 13.21       $ 12.54
                                     =======      =======     =======     =======       =======       =======
Total investment return (c)            (4.74%)(d)  (26.70%)      8.26%      13.35%         6.60%         3.47%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 4.00% ++     2.76%       3.07%       2.49%         0.65%(b)      0.65%++
  Net expenses                          1.84% ++     1.79%       1.74%       1.81%         1.98%         1.77%++
  Expenses (before
     waiver/reimbursement)              2.54% ++     2.16%       2.02%       2.08%         2.06%         1.98%++
Portfolio turnover rate                   59%         125% (e)    152%(e)     162%(e)       100%(e)        89%
Net assets at end of period
  (in 000's)                         $15,194      $18,024     $30,660     $28,664       $34,755       $20,087




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.02 per share and 0.12%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  The portfolio turnover rates not including mortgage dollar rolls are 123%,
     150%, 157% and 76% for the years ended October 31, 2008, 2007, 2006 and 2005, respectively.
(f)  Due to expense cap structure change as noted in Note 3(A), Class I, was able to recoup expenses during the year ended October 31, 2007.





32    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                        CLASS A
      --------------------------------------------------------------------------
                                                                      JANUARY 2,
      SIX MONTHS                                                        2004**
         ENDED                                                         THROUGH
       APRIL 30,                YEAR ENDED OCTOBER 31,               OCTOBER 31,

      --------------------------------------------------------------------------
         2009*         2008        2007        2006        2005          2004
</T-
abl-
e>



        $ 10.12      $ 15.04     $ 14.69     $ 13.42     $ 12.67       $ 12.17
        -------      -------     -------     -------     -------       -------
           0.22 (a)     0.47 (a)    0.56 (a)    0.46 (a)    0.18 (a)(b)   0.12
          (0.67)       (4.11)       0.72        1.39        0.76          0.38
           0.00 ++      0.00 ++     0.00 ++     0.00 ++     0.00 ++       0.00++
        -------      -------     -------     -------     -------       -------
          (0.45)       (3.64)       1.28        1.85        0.94          0.50
        -------      -------     -------     -------     -------       -------

          (0.25)       (0.49)      (0.58)      (0.58)      (0.19)           --
             --        (0.79)      (0.35)         --          --            --
        -------      -------     -------     -------     -------       -------
          (0.25)       (1.28)      (0.93)      (0.58)      (0.19)           --
        -------      -------     -------     -------     -------       -------
        $  9.42      $ 10.12     $ 15.04     $ 14.69     $ 13.42       $ 12.67
        =======      =======     =======     =======     =======       =======
          (4.37%)(d)  (26.12%)      9.03%      14.13%       7.46%         4.11%(d)

           4.85% ++     3.65%       3.81%       3.28%       1.41%(b)      1.40%++
           0.99% ++     0.99%       0.99%       1.05%       1.23%         1.02%++
           1.32% ++     1.29%       1.27%       1.33%       1.31%         1.23%++
             59%         125% (e)    152%(e)     162%(e)     100%(e)        89%
        $32,662      $38,662     $92,506     $70,859     $74,169       $55,796




                                       CLASS C
      ------------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                       YEAR ENDED OCTOBER 31,

      ------------------------------------------------------------------------
         2009*          2008         2007        2006        2005        2004
</T-
abl-
e>



        $10.00        $ 14.87      $ 14.53      $13.22      $12.54      $11.86
        ------        -------      -------      ------      ------      ------
          0.18 (a)       0.35 (a)     0.45 (a)    0.35 (a)    0.08 (a)(b) 0.11
         (0.66)         (4.05)        0.71        1.37        0.75        0.76
          0.00 ++        0.00 ++      0.00 ++     0.00 ++     0.00 ++     0.00 ++
        ------        -------      -------      ------      ------      ------
         (0.48)         (3.70)        1.16        1.72        0.83        0.87
        ------        -------      -------      ------      ------      ------

         (0.21)         (0.38)       (0.47)      (0.41)      (0.15)      (0.19)
            --          (0.79)       (0.35)         --          --          --
        ------        -------      -------      ------      ------      ------
         (0.21)         (1.17)       (0.82)      (0.41)      (0.15)      (0.19)
        ------        -------      -------      ------      ------      ------
        $ 9.31        $ 10.00      $ 14.87      $14.53      $13.22      $12.54
        ======        =======      =======      ======      ======      ======
         (4.75%)(d)    (26.74%)       8.33%      13.26%       6.68%       7.39%

          4.01% ++       2.76%        3.06%       2.56%       0.65%(b)    0.65%
          1.84% ++       1.79%        1.74%       1.80%       1.98%       1.77%
          2.54% ++       2.15%        2.02%       2.07%       2.06%       1.98%
            59%           125% (e)     152%(e)     162%(e)     100%(e)      89%
        $7,110        $ 7,201      $13,679      $9,250      $5,976      $3,218





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              33

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                   CLASS I
                                 ---------------------------------------------------------------------------
                                 SIX MONTHS
                                    ENDED
                                  APRIL 30,                        YEAR ENDED OCTOBER 31,

                                 ---------------------------------------------------------------------------
                                    2009*         2008         2007         2006         2005         2004
Net asset value at beginning
  of period                       $  10.20      $  15.14     $  14.78     $  13.53     $  12.74     $  11.99
                                  --------      --------     --------     --------     --------     --------
Net investment income                 0.23 (a)      0.50 (a)     0.58 (a)     0.48 (a)     0.24 (a)(b)  0.22
Net realized and unrealized
  gain (loss) on investments         (0.68)        (4.15)        0.72         1.41         0.74         0.78
Net realized and unrealized
  gain on foreign currency
  transactions                        0.00 ++       0.00 ++      0.00 ++      0.00 ++      0.00 ++      0.00 ++
                                  --------      --------     --------     --------     --------     --------
Total from investment
  operations                         (0.45)        (3.65)        1.30         1.89         0.98         1.00
                                  --------      --------     --------     --------     --------     --------
Less dividends and
  distributions:
  From net investment income         (0.25)        (0.50)       (0.59)       (0.64)       (0.19)       (0.25)
  From net realized gain on
     investments                        --         (0.79)       (0.35)          --           --           --
                                  --------      --------     --------     --------     --------     --------
Total dividends and
  distributions                      (0.25)        (1.29)       (0.94)       (0.64)       (0.19)       (0.25)
                                  --------      --------     --------     --------     --------     --------
Net asset value at end of
  period                          $   9.50      $  10.20     $  15.14     $  14.78     $  13.53     $  12.74
                                  ========      ========     ========     ========     ========     ========
Total investment return (c)          (4.30%)(d)   (26.01%)       9.13%       14.34%        7.76%        8.43%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income               4.94% ++      3.88%        3.92%        3.44%        1.75%(b)     1.59%
  Net expenses                        0.90% ++      0.90%        0.90%        0.90%        0.88%        0.83%
  Expenses (before
     waiver/reimbursement)            1.07% ++      0.97%        0.88%(f)     0.93%        0.96%        1.04%
Portfolio turnover rate                 59%          125% (e)     152%(e)      162%(e)      100%(e)       89%
Net assets at end of period
  (in 000's)                      $167,120      $176,106     $253,547     $263,155     $240,110     $234,256




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.02 per share and 0.12%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  The portfolio turnover rates not including mortgage dollar rolls are 123%,
     150%, 157% and 76% for the years ended October 31, 2008, 2007, 2006 and 2005, respectively.
(f)  Due to expense cap structure change as noted in Note 3(A), Class I, was able to recoup expenses during the year ended October 31, 2007.





34    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Income Manager Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class share commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed-income securities and money market investments.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Company has engaged an independent pricing service to provide market value quotations from dealers in loans. As of April 30, 2009, 100% of total investments in loans were valued based on prices from such services.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund held securities with a value of $76,866 that were valued in such a manner.


                                                   mainstayinvestments.com    35

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any


36    MainStay Income Manager Fund
tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

For real estate investment trusts ("REITs"), dividend income is recorded at REIT's management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Directors. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").


                                                   mainstayinvestments.com    37

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities.

(I) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(J) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(K) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Directors and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its


38    MainStay Income Manager Fund
participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(L) CONCENTRATION OF RISK. The Fund invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund invests in floating rate loans. The floating rate loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund's net asset value could go down and you could lose money.

(M) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Investments, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.65% on assets up to $1 billion and 0.625% on assets in excess of $1 billion. Prior to May 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of 0.65% of the Fund's average daily net assets.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.09%; Class A, 0.99%; Class B, 1.84%; Class C, 1.84%; and Class I, 0.90%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.


                                                   mainstayinvestments.com    39

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $744,359 and waived its fees in the amount of $317,442.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                           OCTOBER 31,

      2009            2010             2011             2012             TOTAL
   $362,231         $306,648         $526,312         $317,442        $1,512,633
----------------------------------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at an annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $3,879 and $2,018, respectively, for the six-month period ended April 30, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $41, $20,833 and $623, respectively, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $336,359.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                         $       984     0.0%++
---------------------------------------------------
Class B                                 945     0.0++
---------------------------------------------------
Class C                               1,093     0.0++
---------------------------------------------------
Class I                          58,210,888    34.8
---------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $11,752.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $31,135,480 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.




40    MainStay Income Manager Fund

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016              $31,135
------------------------------------



The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distributions paid from:
  Ordinary Income                    $12,408,901
  Long-Term Capital Gains             20,511,321
------------------------------------------------
Total                                $32,920,222
------------------------------------------------



NOTE 5--FOREIGN CURRENCY TRANSACTIONS:

As of April 30, 2009, the Fund held the following foreign currencies:

                        CURRENCY     COST     VALUE

Euro                   EUR 1,086   $ 1,439   $ 1,438
----------------------------------------------------
Singapore Dollar       SGD34,988    23,371    23,633
----------------------------------------------------
Swedish Krona          SEK30,982     3,843     3,851
----------------------------------------------------
Swiss Franc            CHF   347       305       304
----------------------------------------------------
Total                              $28,958   $29,226
----------------------------------------------------



NOTE 6--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of U.S. Government securities were $22,315 and $24,875, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $119,634 and $110,125, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES        AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                       71,455   $   664,505
Shares issued to shareholders
  in reinvestment of
  dividends                       37,830       343,952
Shares redeemed                 (178,878)   (1,653,770)
                               -----------------------
Net decrease in shares
  outstanding before
  conversion                     (69,593)     (645,313)
Shares converted into
  Investor Class (See Note 1)    119,908     1,080,515
Shares converted from
  Investor Class (See Note 1)     (2,733)      (26,345)
                               -----------------------
Net increase                      47,582   $   408,857
                               =======================
Period ended October 31, 2008
  (a):
Shares sold                      394,515   $ 5,085,368
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     27,520       333,194
Shares redeemed                 (259,273)   (3,144,898)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     162,762     2,273,664
Shares converted into
  Investor Class (See Note 1)  1,377,351    17,315,670
Shares converted from
  Investor Class (See Note 1)   (127,617)   (1,519,780)
                               -----------------------
Net increase                   1,412,496   $18,069,554
                               =======================

(a) Investor Class shares were first offered on February 28, 2008.




                                                   mainstayinvestments.com    41

 CLASS A                           AMOUNT         SHARES
Six-month period ended April
  30, 2009:
Shares sold                       201,364   $  1,867,025
Shares issued to shareholders
  in reinvestment of
  dividends                        82,122        746,686
Shares redeemed                  (567,291)    (5,256,085)
                               -------------------------
Net decrease in shares
  outstanding before
  conversion                     (283,805)    (2,642,374)
Shares converted into Class A
  (See Note 1)                     17,659        162,352
Shares converted from Class A
  (See Note 1)                    (87,733)      (799,251)
                               -------------------------
Net decrease                     (353,879)  $ (3,279,273)
                               =========================
Year ended October 31, 2008:
Shares sold                       569,256   $  7,492,584
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     497,274      6,707,864
Shares redeemed                (2,259,595)   (28,607,300)
                               -------------------------
Net decrease in shares
  outstanding before
  conversion                   (1,193,065)   (14,406,852)
Shares converted into Class A

  (See Note 1)                    204,127      2,517,066
Shares converted from Class A

  (See Note 1)                 (1,340,084)   (16,849,213)
                               -------------------------
Net decrease                   (2,329,022)  $(28,738,999)
                               =========================

 CLASS B                           SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                        91,067   $    839,241
Shares issued to shareholders
  in reinvestment of
  dividends                        35,588        319,113
Shares redeemed                  (249,235)    (2,274,987)
                               -------------------------
Net decrease in shares
  outstanding before
  conversion                     (122,580)    (1,116,633)
Shares converted from Class B
  (See Note 1)                    (47,771)      (417,271)
                               -------------------------
Net decrease                     (170,351)  $ (1,533,904)
                               =========================
Year ended October 31, 2008:
Shares sold                       228,319   $  2,913,672
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     165,995      2,211,845
Shares redeemed                  (537,924)    (6,652,469)
                               -------------------------
Net decrease in shares
  outstanding before
  conversion                     (143,610)    (1,526,952)
Shares converted from Class B

  (See Note 1)                   (115,294)    (1,463,743)
                               -------------------------
Net decrease                     (258,904)  $ (2,990,695)
                               =========================

 CLASS C                           SHARES         AMOUNT

Six-month period ended April
  30, 2009:
Shares sold                       175,672   $  1,657,577
Shares issued to shareholders
  in reinvestment of
  dividends                        12,537        112,335
Shares redeemed                  (144,780)    (1,313,475)
                               -------------------------
Net increase                       43,429   $    456,437
                               =========================
Year ended October 31, 2008:
Shares sold                       158,727   $  1,999,215
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      54,570        728,568
Shares redeemed                  (412,652)    (5,122,060)
                               -------------------------
Net decrease                     (199,355)  $ (2,394,277)
                               =========================


 CLASS I                           SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                     1,586,741   $ 14,715,818
Shares issued to shareholders
  in reinvestment of
  dividends                       470,457      4,307,219
Shares redeemed                (1,730,588)   (16,429,312)
                               -------------------------
Net increase                      326,610   $  2,593,725
                               =========================
Year ended October 31, 2008:
Shares sold                     2,571,041   $ 32,940,952
Shares issued to shareholders
  in reinvestment of
  dividends and distributions   1,624,405     21,869,447
Shares redeemed                (3,667,691)   (46,547,083)
                               -------------------------
Net increase                      527,755   $  8,263,316
                               =========================



NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 11--SUBSEQUENT EVENT:

At a meeting held on June 23, 2009, the Board approved the Fund's reorganization with and into the MainStay Total Return Fund, a separate series of The MainStay Funds, subject to approval by shareholders of the Fund at a special meeting to be held on or about October 16, 2009. On or about August 26, 2009, shareholders will receive a proxy statement/prospectus containing further information regarding the MainStay Total Return Fund and the proposed reorganization.



42    MainStay Income Manager Fund

BOARD CONSIDERATION AND APPROVAL OF NEW SUBADVISORY AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended ("1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), review and approve the fund's investment advisory agreements. At its meeting on September 25, 2008, the Board of Directors of Eclipse Funds Inc. (the "Board" of the "Company"), which was comprised solely of Independent Directors, unanimously approved a new subadvisory agreement (the "Subadvisory Agreement") between New York Life Investment Management LLC ("New York Life Investments"), manager of the Company, and Madison Square Investors LLC ("Madison Square Investors") with respect to the MainStay Income Manager Fund (the "Fund"). Madison Square Investors is a new affiliate of New York Life Investments formed to accommodate a lift-out of New York Life Investments' Equity Investors Group ("EIG"), a division of New York Life Investments that historically has provided investment advisory services to the Fund, effective December 27, 2008 (the "Reorganization"). New York Life Investments advised the Board that EIG would be better positioned in the institutional marketplace as a separate investment boutique rather than as a division of New York Life Investments. In considering the approval of the Subadvisory Agreement, the Board was provided with information from New York Life Investments confirming that, in connection with the Reorganization: (i) no material change in the nature or the level of the services provided to the Fund would occur; (ii) no increase in the investment advisory fees payable by the Fund would be implemented; (iii) no material changes were expected in the personnel responsible for management of the Fund; and (iv) existing shareholders would be notified of the Reorganization. Furthermore, the Board considered an opinion from outside counsel to New York Life Investments confirming that the Subadvisory Agreement did not require shareholder approval.

In reaching its decision to approve the Subadvisory Agreement, the Board considered a variety of information furnished to the Board from New York Life Investments. The Board also requested and received responses from New York Life Investments to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board considered its historical experience with EIG's capabilities and resources, and its evaluation of EIG in connection with previous contract review processes, including contract review processes that culminated with approval of the management agreement between the Company, on behalf of the Fund, and New York Life Investments in April 2008 and again in June 2008 (the "Prior Contract Review Processes").

In determining to approve the new Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by Madison Square Investors;
(ii) the investment performance of the Fund and the historical investment performance of similar funds managed by Madison Square Investors; (iii) the costs of the services to be provided, and profits to be realized, by Madison Square Investors from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit the Fund's investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board's decision to approve the Subadvisory Agreement was based on a comprehensive consideration of all the information provided to the Board in connection with its review of the Subadvisory Agreement. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Subadvisory Agreement is provided below.

NATURE, EXTENT, AND QUALITY OF SERVICES TO BE PROVIDED

In considering the approval of the Subadvisory Agreement, the Board examined the nature, extent and quality of the services that EIG historically had provided to the Fund, and that Madison Square Investors would provide to the Fund. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged EIG's historical service to the Fund, and took note of the experience of EIG's portfolio managers, the number of accounts managed by the portfolio managers and EIG's method for compensating portfolio managers. The Board also considered the experience of senior personnel at EIG. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of Madison Square Investors' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating investment performance, the Board took note of the Fund's historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, with consideration for the Fund's investment objectives, strategies and risks, as disclosed in the Fund's prospectus. The Board considered information about the Fund's investment performance that is provided to the Board in connection with its regularly

                                                   mainstayinvestments.com    43
scheduled meetings, and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers. The Board also considered the strength of Madison Square Investors' resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the selection of Madison Square Investors as subadviser to the Fund is likely to benefit the Fund's long-term investment performance.

COSTS OF THE SERVICES TO BE PROVIDED BY MADISON SQUARE INVESTORS

The Board considered the estimated costs of the services and profits to be realized by Madison Square Investors under the Subadvisory Agreement, taking into account profitability information provided to the Board in connection with the Prior Contract Review Processes. Because Madison Square Investors is an affiliate of New York Life Investments whose subadvisory fees for advising the Fund will be paid directly by New York Life Investments, the Board considered the cost and profitability information for New York Life Investments and Madison Square Investors in the aggregate. In evaluating these estimated costs and profits, the Board considered, among other things, EIG's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that Madison Square Investors must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that Madison Square Investors' ability to maintain a strong financial position is important in order for Madison Square Investors to provide high-quality ongoing services to the Fund and its shareholders.

The Board also considered certain fall-out benefits that may be realized by Madison Square Investors due to its relationship with the Fund. The Board recognized, for example, the benefits to Madison Square Investors from legally permitted "soft-dollar" arrangements by which brokers may provide research and other services to Madison Square Investors in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that any profits realized by Madison Square Investors due to its relationship with the Fund will be fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with the Fund's investors. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board took note of the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. The Board also observed that New York Life Investments historically has subsidized the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Fund's fee schedules and expense structure appropriately reflect economies of scale for the benefit of the Fund's investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board considered the reasonableness of the fees to be paid under the existing management and new Subadvisory Agreement, and the Fund's total ordinary operating expenses. The Board considered that the fees to be paid to Madison Square Investors under the Subadvisory Agreement are paid by New York Life Investments, not the Fund, and will result in no increase in the Fund's expenses. The Board noted that New York Life Investments will retain half of its management fee under the new Subadvisory Agreement with Madison Square Investors, consistent with the management and subadvisory fee structure used for other subadvisory relationships between New York Life Investments and its affiliates.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with New York Life Investments in recent years and observed that New York Life Investments has subsidized the total ordinary operating expenses of the Fund's share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Subadvisory Agreement, supports the conclusion that these fees to be paid under the Subadvisory Agreement are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the new Subadvisory Agreement with Madison Square Investors.



44    MainStay Income Manager Fund

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    45

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO15946         (RECYCLE LOGO)            MS140-09           MSIM10-06/09
                                                                          B6

(MAINSTAY LOGO)


                 MAINSTAY

                 INDEXED BOND FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY LOGO)


                 MAINSTAY

                 INDEXED BOND FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------

FINANCIAL STATEMENTS                       27
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              32
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        38
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       38

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          5.09%    1.66%    3.82%    4.84%
Excluding sales charges     8.34     4.80     4.45     5.16




                                                            (With sales charges)
 (PERFORMANCE GRAPH)

                                   CITIGROUP BROAD    BARCLAYS CAPITAL
              MAINSTAY INDEXED    INVESTMENT GRADE     U.S. AGGREGATE
                  BOND FUND          BOND INDEX          BOND INDEX
              ----------------    ----------------    ----------------
4/30/99              9700               10000               10000
                     9763               10117               10126
                    10862               11369               11380
                    11608               12261               12272
                    12786               13542               13556
                    12903               13797               13803
                    13489               14540               14529
                    13475               14653               14632
                    14345               15739               15709
                    15307               16898               16788
4/30/09             16042               17743               17432






CLASS A SHARES(3)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          5.17%    1.79%    3.85%    4.86%
Excluding sales charges     8.42     4.94     4.48     5.18




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                              CITIGROUP BROAD    BARCLAYS CAPITAL
                         MAINSTAY INDEXED    INVESTMENT GRADE     U.S. AGGREGATE
                             BOND FUND          BOND INDEX          BOND INDEX
                         ----------------    ----------------    ----------------
4/30/99                        24250               25000               25000
                               24407               25293               25315
                               27154               28423               28450
                               29019               30653               30680
                               31965               33856               33891
                               32258               34493               34509
                               33723               36351               36322
                               33688               36633               36580
                               35863               39348               39272
                               38275               42246               41969
4/30/09                        40164               44358               43579






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL      SIX      ONE     FIVE     TEN
TOTAL RETURNS     MONTHS    YEAR    YEARS    YEARS
--------------------------------------------------
                   8.63%    5.33%    4.84%    5.48%




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                        CITIGROUP BROAD    BARCLAYS CAPITAL
                                   MAINSTAY INDEXED    INVESTMENT GRADE     U.S. AGGREGATE
                                       BOND FUND          BOND INDEX          BOND INDEX
                                   ----------------    ----------------    ----------------
4/30/99                                  10000               10000               10000
4/30/00                                  10090               10117               10126
4/30/01                                  11251               11369               11380
4/30/02                                  12052               12261               12272
4/30/03                                  13307               13542               13556
4/30/04                                  13462               13797               13803
4/30/05                                  14103               14540               14529
4/30/06                                  14152               14653               14632
4/30/07                                  15114               15739               15709
4/30/08                                  16191               16898               16788
4/30/09                                  17054               17743               17432





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or contingent deferred sales charge, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Performance data for the classes varies based on differences in their fee and expense structures.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

 BENCHMARK PERFORMANCE                                         SIX      ONE      FIVE     TEN
                                                             MONTHS     YEAR    YEARS    YEARS
Barclays Capital U.S. Aggregate Bond Index(4)                 7.74%     3.84%    4.78%    5.71%
Citigroup Broad Investment Grade Bond Index(5)                8.45      5.01     5.16     5.90
Average Lipper intermediate investment grade debt fund(6)     5.87     -3.13     2.12     3.92




2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A shares, first offered on January 1, 2004, include the historical performance of Class I shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A shares might have been lower.
4. The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers(R) U.S. Aggregate Bond Index) consists of the following Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. As of February 27, 2009, the Barclays Capital U.S. Aggregate Bond Index is the Fund's broad-based securities market index for comparison purposes. The Fund selected the Barclays Capital U.S. Aggregate Bond Index because it believes that this index is more reflective of the Fund's investment style. An investment cannot be made directly in an index.
5. The Citigroup Broad Investment Grade Bond Index (BIG Index) is considered representative of the U.S. investment-grade bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
6. The average Lipper intermediate investment grade debt fund is representative of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Indexed Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INDEXED BOND FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,083.40        $4.75          $1,020.20         $ 4.61
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,084.20        $4.24          $1,020.70         $ 4.11
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,086.30        $2.22          $1,022.70         $2.16
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.92% for Investor Class, 0.82% for Class A and 0.43% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2009

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              72.10
Corporate Bonds                                 19.00
Short-Term Investments (collateral from
  securities lending is 16.0%)                  18.30
Foreign Bonds                                    4.10
Asset-Backed Securities                          0.60
Yankee Bonds                                     1.00
Mortgage-Backed Securities                       0.20
Liabilities in Excess of Cash and Other
  Assets                                       (15.30)





See Portfolio of Investments on page 10 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN ISSUERS HELD AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  United States Treasury Notes,
        0.875%-5.125%,
        due 10/31/10-2/15/19
    2.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Securities),
        4.00%-8.00%, due 4/1/11-4/1/39
    3.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.00%-8.00%, due 8/1/10-11/1/38
    4.  United States Treasury Bonds,
        4.50%-9.875%, due 11/15/15-5/15/38
    5.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.00%-8.50%, due 9/15/11-3/15/39
    6.  Federal Home Loan Mortgage Corporation,
        4.00%-5.125%,
        due 12/15/09-10/18/16
    7.  Federal National Mortgage Association,
        2.875%-6.21%,
        due 10/12/10-8/6/38
    8.  Federal Home Loan Bank, 4.875%, due
        5/14/10
    9.  JP Morgan Chase Commercial Mortgage
        Securities Corp., 4.879%-5.92%, due
        1/12/38-2/12/49
   10.  Bank of America Corp., 2.10%-5.625%, due
        4/30/12-3/15/17








8    MainStay Indexed Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS THOMAS J. GIRARD AND DONALD F. SEREK, OF NEW YORK LIFE INVESTMENTS,(1) THE FUND'S MANAGER.

HOW DID MAINSTAY INDEXED BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Indexed Bond Fund returned 8.34% for Investor Class shares and 8.42% for Class A shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned 8.63%. All share classes outperformed the 5.87% return of the average Lipper(2) intermediate investment grade debt fund and the 7.74% return of the Barclays Capital U.S. Aggregate Bond Index(3) for the six months ended April 30, 2009. Investor Class and Class A shares underperformed, and Class I shares outperformed, the 8.45% return of the Citigroup Broad Investment Grade (BIG) Bond Index(4) during the reporting period. The Barclays Capital U.S. Aggregate Bond Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WERE THERE ANY CHANGES IN THE FUND'S INVESTMENT STRATEGY DURING THE REPORTING PERIOD?

As of February 27, 2009, the Fund's primary benchmark changed from the Citigroup Broad Investment Grade (BIG) Bond Index to the Barclays Capital U.S. Aggregate Bond Index.

HOW DID THIS BENCHMARK CHANGE AFFECT THE FUND'S HOLDINGS?

Since the Barclays Capital U.S. Aggregate Bond Index includes an allocation to commercial mortgage-backed securities that the former benchmark did not, on February 27, 2009, the Fund began to purchase an index weighting in commercial mortgage-backed securities.

Since the Fund seeks to match the duration(5) of its primary benchmark, duration was not a factor in the Fund's performance relative the underlying benchmark that the Fund sought to track at any given time during the reporting period. The change in benchmark during the reporting period did not have a significant impact on the Fund's duration.

WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS DETRACTED THE MOST?

On an absolute basis, the most significant contributor to the Fund's performance was its allocation to higher-quality securities, such as Treasurys, agencies and mortgage-backed securities. Yields on these securities declined during the reporting period. Fixed-income security prices tend to rise when yields decline.

During the reporting period, yields often increased on riskier fixed-income securities, such as certain types of asset-backed securities and corporate bonds, which were the largest dectractors from the Fund's absolute performance. Fixed-income security prices tend to decline when yields increase.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Purchases and sales were limited to those needed to ensure that the Fund's exposures remained consistent with those of the underlying benchmark. As previously noted, when the primary benchmark changed, the Fund added an allocation to commercial mortgage-backed securities to reflect the corresponding allocation in the new benchmark.



----------
Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may in some cases involve seeking to outperform an index or other benchmark. The Fund seeks to track the performance and weightings of fixed-income securities in the Barclays Capital U.S. Aggregate Bond Index. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund.

1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
4. See footnote on page 6 for more information on the Citigroup Broad Investment Grade (BIG) Bond Index.
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2009 UNAUDITED



                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS 97.5%+
ASSET-BACKED SECURITIES 0.6%
----------------------------------------------------------------


CREDIT CARDS 0.1%
Chase Issuance Trust
  Series 2005, Class A-10
  4.65%, due 12/17/12                $   500,000   $     512,048
                                                   -------------


FINANCE-OTHER 0.2%
Drive Auto Receivables Trust
  Series 2005-3, Class A4
  5.09%, due 6/15/13 (a)                 183,579         176,661
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 11/25/33 (b)               250,000         190,219
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33 (b)                 206,520         149,840
Residential Funding Mortgage
  Securities II, Inc.
  Series 2007-HSA3, Class 1A3
  6.03%, due 5/25/37 (b)                 500,000         226,519
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  5.455%, due 6/25/33 (b)                 96,707          45,373
                                                   -------------
                                                         788,612
                                                   -------------

HOME EQUITY 0.3%
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (b)              1,000,000         868,937
JP Morgan Mortgage
  Acquisition Corp.
  Series 2007-HE1, Class AF3
  6.174%, due 5/25/35 (b)                500,000         211,440
                                                   -------------
                                                       1,080,377

                                                   -------------

TRANSPORTATION 0.0%++
Continental Airlines, Inc.
  Series 1992-2, Class A1
  7.256%, due 3/15/20                     56,192          47,483
                                                   -------------
Total Asset-Backed Securities
  (Cost $3,269,202)                                    2,428,520
                                                   -------------



CORPORATE BONDS 17.0%
----------------------------------------------------------------

BANKS 2.2%
V  Bank of America Corp.
  2.10%, due 4/30/12 (c)               2,000,000       2,012,706
  4.75%, due 8/1/15                      250,000         205,834
  4.90%, due 5/1/13                      500,000         455,871
  5.25%, due 12/1/15                     200,000         148,928
  5.375%, due 6/15/14                    300,000         262,794
  5.42%, due 3/15/17                   1,100,000         775,007
  5.625%, due 10/14/16                   100,000          83,035
Bank One Corp.
  5.90%, due 11/15/11                    250,000         253,613
BB&T Corp.
  6.50%, due 8/1/11                      100,000         101,759
Branch Banking & Trust Co.
  4.875%, due 1/15/13                    100,000          96,279
Capital One Financial Corp.
  5.25%, due 2/21/17                     100,000          72,624
  6.15%, due 9/1/16                       75,000          45,313
Fifth Third Bank
  4.75%, due 2/1/15                      250,000         181,764
JPMorgan Chase Bank N.A.
  5.875%, due 6/13/16                    150,000         138,956
  6.00%, due 10/1/17                     785,000         732,385
KeyBank N.A.
  5.80%, due 7/1/14                      375,000         317,850
Marshall & Ilsley Bank
  5.00%, due 1/17/17                     150,000          89,218
Mellon Funding Corp.
  5.00%, due 12/1/14                     250,000         235,777
Mercantile Bankshares Corp.
  Series B
  4.625%, due 4/15/13                    100,000          90,588
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11                     50,000          51,838
National City Bank of
  Pennsylvania
  6.25%, due 3/15/11                     250,000         245,143
PNC Bank N.A.
  5.25%, due 1/15/17                     175,000         146,405
PNC Funding Corp.
  7.50%, due 11/1/09                     100,000         102,012
Popular North America, Inc.
  4.70%, due 6/30/09                     100,000          99,398
Sanwa Bank, Ltd.
  7.40%, due 6/15/11                     100,000          98,122
State Street Bank & Trust Co.
  5.25%, due 10/15/18                    100,000          86,058

SunTrust Banks, Inc.
  5.40%, due 4/1/20                      100,000          70,781
  5.45%, due 12/1/17                     100,000          75,852


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers held, as of April 30, 2009, excluding short-term investments. May be subject to change daily.


10    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
BANKS (CONTINUED)
Swiss Bank Corp.
  7.75%, due 9/1/26                  $   100,000   $      74,849
Synovus Financial Corp.
  4.875%, due 2/15/13                     50,000          39,188
U.S. Bank N.A.
  4.80%, due 4/15/15                     100,000          97,195
  6.375%, due 8/1/11                     250,000         261,604
Wachovia Bank N.A.
  4.875%, due 2/1/15                     575,000         483,952
  5.00%, due 8/15/15                      50,000          42,520
  5.60%, due 3/15/16                     200,000         173,967
  6.60%, due 1/15/38                     300,000         236,040
Wachovia Corp.
  5.25%, due 8/1/14                      100,000          88,876
  5.50%, due 8/1/35                      125,000          77,405
Wells Fargo Bank N.A.
  5.75%, due 5/16/16                     350,000         311,691
  5.95%, due 8/26/36                     150,000         119,559
  6.45%, due 2/1/11                      550,000         560,745
                                                   -------------
                                                       9,843,501
                                                   -------------


CONSUMER 1.7%
Anheuser-Busch Cos., Inc.
  6.45%, due 9/1/37                      250,000         208,705
Archer-Daniels-Midland Co.
  5.45%, due 3/15/18                     100,000         101,963
  6.45%, due 1/15/38                     200,000         203,400
Avon Products, Inc.
  5.125%, due 1/15/11                     50,000          51,860
Bottling Group LLC
  5.50%, due 4/1/16                      100,000         105,945
Bunge Limited Finance Corp.
  5.35%, due 4/15/14                     100,000          89,484
Campbell Soup Co.
  4.875%, due 10/1/13                    100,000         107,084
Coca-Cola Enterprises, Inc.
  7.00%, due 10/1/26                     100,000         105,157
  8.50%, due 2/1/22                      252,000         312,646
ConAgra Foods, Inc.
  7.00%, due 10/1/28                     100,000          96,903
  7.875%, due 9/15/10                     67,000          70,353
Costco Wholesale Corp.
  5.50%, due 3/15/17                     100,000         104,410
CVS Caremark Corp.
  4.875%, due 9/15/14                     50,000          50,309
  6.25%, due 6/1/27                      175,000         165,061
Dell, Inc.
  4.70%, due 4/15/13                     175,000         177,830
General Mills, Inc.
  5.65%, due 9/10/12                      65,000          68,474
  5.70%, due 2/15/17                     100,000         102,661
H.J. Heinz Finance Co.
  6.625%, due 7/15/11                    300,000         320,131
Hershey Co. (The)
  5.45%, due 9/1/16                      100,000          99,697
Home Depot, Inc.
  5.40%, due 3/1/16                      200,000         192,106
  5.875%, due 12/16/36                   250,000         183,195
Kellogg Co.
  Series B
  7.45%, due 4/1/31                      150,000         169,364
Kohl's Corp.
  6.30%, due 3/1/11                      200,000         203,399
Kraft Foods, Inc.
  5.25%, due 10/1/13                     100,000         102,641
  6.125%, due 2/1/18                     250,000         253,770
  6.50%, due 8/11/17                     225,000         233,408
Kroger Co. (The)
  5.50%, due 2/1/13                      250,000         256,731
  6.40%, due 8/15/17                     175,000         182,156
Lowe's Cos., Inc.
  6.65%, due 9/15/37                     100,000          99,989
  6.875%, due 2/15/28                    100,000          94,839
McDonalds Corp.
  5.80%, due 10/15/17                    310,000         331,972
Newell Rubbermaid, Inc.
  6.75%, due 3/15/12                      50,000          47,204
Pepsi Bottling Group, Inc.
  7.00%, due 3/1/29                       60,000          65,427
PepsiCo., Inc.
  5.15%, due 5/15/12                     250,000         266,607
Pfizer, Inc.
  6.20%, due 3/15/19                     150,000         161,211
Philip Morris International,
  Inc.
  5.65%, due 5/16/18                     325,000         328,887
Procter & Gamble Co. (The)
  4.85%, due 12/15/15                     75,000          79,668
  5.55%, due 3/5/37                      100,000          99,291
  5.80%, due 8/15/34                      75,000          77,008
Safeway, Inc.
  5.80%, due 8/15/12                     200,000         207,325
  6.35%, due 8/15/17                     100,000         103,459
Sara Lee Corp.
  6.25%, due 9/15/11                     150,000         156,986
Sysco Corp.
  5.375%, due 9/21/35                    100,000          83,693


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
CONSUMER (CONTINUED)
Target Corp.
  6.00%, due 1/15/18                 $   250,000   $     251,896
  6.50%, due 10/15/37                    150,000         130,107
Wal-Mart Stores, Inc.
  5.375%, due 4/5/17                     350,000         363,411
  6.50%, due 8/15/37                     350,000         371,166
Yum! Brands, Inc.
  6.25%, due 3/15/18                     130,000         122,647
                                                   -------------
                                                       7,761,636
                                                   -------------

ELECTRIC 1.8%
Alabama Power Co.
  5.55%, due 2/1/17                       50,000          51,342
American Electric Power Co.,
  Inc.
  Series C
  5.375%, due 3/15/10                    200,000         204,387
Appalachian Power Co.
  Series H
  5.95%, due 5/15/33                     100,000          77,809
Arizona Public Service Co.
  6.375%, due 10/15/11                   100,000          98,558
Baltimore Gas & Electric Co.
  6.125%, due 7/1/13                     100,000         100,842
CenterPoint Energy Houston
  Electric LLC
  Series K2
  6.95%, due 3/15/33                     100,000          88,381
Consolidated Edison Co. of
  New York, Inc.
  6.20%, due 6/15/36                     100,000          95,555
  6.30%, due 8/15/37                     225,000         216,319
Constellation Energy Group,
  Inc.
  7.60%, due 4/1/32                      100,000          84,381
Consumers Energy Co.
  Series F
  4.00%, due 5/15/10                     250,000         250,810
  Series B
  5.375%, due 4/15/13                    100,000         101,535
Dominion Resources, Inc.
  5.15%, due 7/15/15                     100,000          97,033
DTE Energy Co.
  7.05%, due 6/1/11                      250,000         256,862
Duke Energy Carolinas LLC
  6.00%, due 1/15/38                     200,000         203,231
Entergy Mississippi, Inc.
  5.15%, due 2/1/13                       75,000          72,531
Exelon Corp.
  6.75%, due 5/1/11                      520,000         538,266
FirstEnergy Corp.
  Series B
  6.45%, due 11/15/11                    250,000         253,911
  Series C
  7.375%, due 11/15/31                   200,000         170,507

Florida Power & Light
  5.55%, due 11/1/17                     100,000         104,653
  5.95%, due 10/1/33                     100,000         100,610
Florida Power Corp.
  6.35%, due 9/15/37                     150,000         156,010
Georgia Power Co.
  5.65%, due 3/1/37                      100,000          93,974
IES Utilities, Inc.
  Series B
  6.75%, due 3/15/11                     100,000         102,574
Indiana Michigan Power Co.
  7.00%, due 3/15/19                      50,000          49,560
Jersey Central Power & Light
  Co.
  7.35%, due 2/1/19                       35,000          36,163
Kansas City Power & Light Co.
  6.50%, due 11/15/11                     50,000          52,212
MidAmerican Energy Holdings
  Co.
  5.875%, due 10/1/12                    100,000         103,364
MidAmerican Funding LLC
  6.75%, due 3/1/11                      100,000         104,611
Nevada Power Co.
  6.50%, due 4/15/12                      50,000          51,081
  6.50%, due 8/1/18                      150,000         146,690
NiSource Finance Corp.
  6.15%, due 3/1/13                      175,000         162,055
Northern States Power Co.
  6.875%, due 8/1/09                     100,000         100,669
Ohio Power Co.
  Series K
  6.00%, due 6/1/16                       50,000          48,531
  Series G
  6.60%, due 2/15/33                     150,000         128,466
Oncor Electric Delivery Co.
  6.375%, due 5/1/12                     100,000         101,718
  7.00%, due 9/1/22                      100,000          94,997
Pacific Gas & Electric Co.
  5.625%, due 11/30/17                   500,000         518,933
Pacificorp
  6.25%, due 10/15/37                    150,000         152,973
Peco Energy Co.
  5.95%, due 10/1/36                     100,000          86,704
Pepco Holdings, Inc.
  6.45%, due 8/15/12                     100,000          99,868
  7.45%, due 8/15/32                     100,000          80,480
PPL Energy Supply LLC
  5.40%, due 8/15/14                     100,000          93,905




12    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
Progress Energy, Inc.
  5.625%, due 1/15/16                $   250,000   $     243,875
PSE&G Power LLC
  7.75%, due 4/15/11                     100,000         105,935
  8.625%, due 4/15/31                     50,000          53,463
PSI Energy, Inc.
  5.00%, due 9/15/13                     100,000         100,417
Public Service Electric & Gas
  Co.
  Series D
  5.25%, due 7/1/35                       50,000          43,296
Puget Sound Energy, Inc.
  6.274%, due 3/15/37                    100,000          81,289
San Diego Gas & Electric Co.
  5.35%, due 5/15/35                      25,000          22,744
SCANA Corp.
  6.25%, due 2/1/12                      100,000         101,642
South Carolina Electric & Gas
  Co.
  6.05%, due 1/15/38                     100,000          99,289
  6.50%, due 11/1/18                      90,000          99,214
Southern California Edison
  Co.
  5.00%, due 1/15/14                     225,000         237,080
  6.00%, due 1/15/34                     100,000         101,255
Southern Power Co.
  4.875%, due 7/15/15                    100,000          93,632
  Series B
  6.25%, due 7/15/12                     150,000         155,276
Union Electric Co.
  4.65%, due 10/1/13                     100,000          96,177
  5.40%, due 2/1/16                      100,000          92,398
Virginia Electric and Power
  Co.
  6.00%, due 1/15/36                     100,000          99,305
  6.00%, due 5/15/37                     125,000         123,295
Wisconsin Energy Corp.
  6.50%, due 4/1/11                      175,000         183,024
Xcel Energy, Inc.
  6.50%, due 7/1/36                      200,000         187,850
                                                   -------------
                                                       8,053,517
                                                   -------------

ENERGY 1.0%
Amerada Hess Corp.
  7.30%, due 8/15/31                     100,000          90,368
Anadarko Petroleum Corp.
  5.95%, due 9/15/16                     325,000         294,043
  6.45%, due 9/15/36                     150,000         113,718
Apache Corp.
  6.00%, due 1/15/37                     150,000         146,037
Burlington Resources, Inc.
  7.375%, due 3/1/29                     104,000         105,670
Chevron Corp.
  4.95%, due 3/3/19                      250,000         255,451
ConocoPhillips
  5.90%, due 10/15/32                    250,000         230,654
Devon Energy Corp.
  7.95%, due 4/15/32                      50,000          54,775
Devon Financing Corp. LLC
  6.875%, due 9/30/11                    400,000         425,270
Duke Capital LLC
  6.75%, due 2/15/32                     125,000         102,593
Energy Transfer Partners,
  L.P.
  5.95%, due 2/1/15                      130,000         122,484
  6.70%, due 7/1/18                      100,000          93,689
Enterprise Products
  Operating, L.P.
  Series B
  6.875%, due 3/1/33                     200,000         169,311
Halliburton Co.
  5.50%, due 10/15/10                    100,000         104,170
Hess Corp.
  6.65%, due 8/15/11                      50,000          52,423
Kinder Morgan Energy
  Partners, L.P.
  5.00%, due 12/15/13                    150,000         142,004
  5.80%, due 3/15/35                     250,000         189,172
  6.75%, due 3/15/11                     200,000         205,267
Marathon Oil Corp.
  6.00%, due 10/1/17                     100,000          95,367
  6.80%, due 3/15/32                     100,000          87,014
ONEOK Partners, L.P.
  6.15%, due 10/1/16                     200,000         180,389
ONEOK, Inc.
  7.125%, due 4/15/11                    100,000         102,261
Pemex Project Funding Master
  Trust 6.625%, due 6/15/35              250,000         202,152
Plains All American Pipeline,
  L.P./PAA Finance Corp.
  6.65%, due 1/15/37                      65,000          48,211
Spectra Energy Capital LLC
  6.20%, due 4/15/18                      50,000          44,890
Tennessee Gas Pipeline Co.
  7.50%, due 4/1/17                      300,000         297,789
Valero Energy Corp.
  6.625%, due 6/15/37                    100,000          79,176
  7.50%, due 4/15/32                     100,000          82,235
Williams Cos., Inc.
  8.75%, due 3/15/32                     250,000         235,000
XTO Energy, Inc.
  4.90%, due 2/1/14                       75,000          74,091
  6.10%, due 4/1/36                       60,000          51,879
  6.75%, due 8/1/37                      100,000          94,929
                                                   -------------
                                                       4,572,482
                                                   -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
FINANCE-OTHER 3.4%
AIG SunAmerica Global
  Financing VI
  6.30%, due 5/10/11 (a)             $   250,000   $     197,585
AMB Property, L.P.
  6.30%, due 6/1/13                       50,000          39,807
American Express Co.
  5.50%, due 9/12/16                      75,000          66,584
  6.15%, due 8/28/17                     525,000         468,657
American Express Credit Corp.
  7.30%, due 8/20/13                     100,000         100,180
American General Finance
  Corp.
  Series I
  5.40%, due 12/1/15                     350,000         143,237
AvalonBay Communities, Inc.
  4.95%, due 3/15/13                     100,000          87,816
Bear Stearns Cos., Inc. (The)
  5.30%, due 10/30/15                    100,000          92,632
  5.50%, due 8/15/11                     100,000         103,197
  5.70%, due 11/15/14                    250,000         245,354
  7.25%, due 2/1/18                      400,000         408,487
Boston Properties, Inc.
  6.25%, due 1/15/13                     100,000          89,070
Brandywine Operating
  Partnership, L.P.
  4.50%, due 11/1/09                     125,000         120,707
Camden Property Trust
  4.375%, due 1/15/10                    100,000          98,593
  5.00%, due 6/15/15                     100,000          74,616
Capital One Bank
  5.125%, due 2/15/14                    100,000          83,968
Caterpillar Financial
  Services Corp.
  6.20%, due 9/30/13                     250,000         256,900
Chelsea Property Group, Inc.
  6.00%, due 1/15/13                     100,000          91,407
Citigroup, Inc.
  4.70%, due 5/29/15                     300,000         234,642
  4.875%, due 5/7/15                     350,000         226,610
  5.875%, due 2/22/33                    600,000         348,787
  6.125%, due 11/21/17                 1,000,000         824,474
Colonial Realty, L.P.
  4.80%, due 4/1/11                       50,000          47,788
Countrywide Financial Corp.
  6.25%, due 5/15/16                     200,000         148,801
Credit Suisse First Boston
  USA, Inc.
  4.875%, due 1/15/15                    575,000         563,225
  5.125%, due 1/15/14                    100,000          99,047
  6.50%, due 1/15/12                     250,000         261,972
Developers Diversified Realty
  Corp.
  5.00%, due 5/3/10                       50,000          39,436
ERP Operating, L.P.
  5.125%, due 3/15/16                     50,000          41,203
  5.375%, due 8/1/16                      50,000          41,390

Goldman Sachs Group, Inc.
  (The)
  1.625%, due 7/15/11 (c)              2,000,000       2,007,882
  5.15%, due 1/15/14                     625,000         611,216
  5.35%, due 1/15/16                     350,000         322,579
  5.95%, due 1/18/18                     500,000         464,035
  6.25%, due 9/1/17                      350,000         331,006
Hospitality Properties Trust
  5.125%, due 2/15/15                     50,000          35,506
John Deere Capital Corp.
  7.00%, due 3/15/12                     250,000         268,531
JPMorgan Chase & Co.
  4.875%, due 3/15/14                    250,000         237,378
  5.15%, due 10/1/15                     500,000         446,203
  5.75%, due 1/2/13                      200,000         201,748
Kimco Realty Corp.
  5.783%, due 3/15/16                     50,000          38,629
Liberty Property, L.P.
  5.125%, due 3/2/15                     100,000          70,804
  8.50%, due 8/1/10                      100,000          95,962
Mack-Cali Realty, L.P.
  5.05%, due 4/15/10                     201,000         190,108
Merrill Lynch & Co., Inc.
  Series C
  5.00%, due 1/15/15                     150,000         121,347
  Series B
  5.30%, due 9/30/15                     250,000         201,408
  5.70%, due 5/2/17                      100,000          65,559
  5.77%, due 7/25/11                     200,000         193,296
  6.40%, due 8/28/17                     400,000         325,403
  6.875%, due 4/25/18                    325,000         273,889
Morgan Stanley
  Series E
  5.45%, due 1/9/17                      425,000         379,926
  5.625%, due 1/9/12                     350,000         348,570
  6.00%, due 4/28/15                     275,000         259,769
  6.25%, due 8/28/17                     400,000         365,604
National Rural Utilities
  Cooperative Finance Corp.
  5.45%, due 2/1/18                      150,000         144,201
  5.75%, due 8/28/09                     250,000         253,041
  8.00%, due 3/1/32                       75,000          73,058
Pricoa Global Funding I
  4.20%, due 1/15/10 (a)                 100,000          95,715
  4.625%, due 6/25/12 (a)                100,000          88,835
ProLogis
  5.625%, due 11/15/15                   100,000          66,470
  5.625%, due 11/15/16                   100,000          66,935
  6.625%, due 5/15/18                     50,000          32,630




14    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
FINANCE-OTHER (CONTINUED)
Regency Centers, L.P.
  5.25%, due 8/1/15                  $   100,000   $      69,773
Simon Property Group, L.P.
  5.25%, due 12/1/16                     200,000         161,229
  5.45%, due 3/15/13                     100,000          90,654
SLM Corp.
  5.625%, due 8/1/33                     250,000         100,692
Toyota Motor Credit Corp.
  4.25%, due 3/15/10                     100,000         101,347
  5.45%, due 5/18/11                     150,000         155,172
Unilever Capital Corp.
  5.90%, due 11/15/32                    100,000          96,285
World Savings Bank FSB
  4.125%, due 12/15/09                   100,000         100,821
                                                   -------------
                                                      15,199,388
                                                   -------------

GAS 0.0%++
AGL Capital Corp.
  4.45%, due 4/15/13                     100,000          88,427
Sempra Energy
  6.00%, due 2/1/13                      100,000         101,858
                                                   -------------
                                                         190,285
                                                   -------------

INDEPENDENT 0.9%
American General Finance
  Corp.
  Series H
  4.00%, due 3/15/11                     250,000         126,799
Ameriprise Financial, Inc.
  5.35%, due 11/15/10                    100,000          98,576
CitiFinancial Credit Co.
  8.70%, due 6/15/10                     227,000         226,034
General Electric Capital
  Corp.
  5.00%, due 1/8/16                      375,000         331,162
  5.40%, due 2/15/17                     200,000         174,352
  5.875%, due 1/14/38                    525,000         362,347
  6.00%, due 6/15/12                   1,125,000       1,147,467
  Series A
  6.75%, due 3/15/32                     650,000         506,547
HSBC Finance Corp.
  5.50%, due 1/19/16                     850,000         714,189
  6.375%, due 10/15/11                   300,000         296,199
International Lease Finance
  Corp.
  Series O
  4.375%, due 11/1/09                    250,000         237,414
Toll Brothers Finance Corp.
  5.15%, due 5/15/15                      50,000          40,694
                                                   -------------
                                                       4,261,780
                                                   -------------

INSURANCE 0.8%
Ace INA Holdings, Inc.
  5.70%, due 2/15/17                      60,000          56,006
  5.875%, due 6/15/14                    105,000         104,325
Aegon Funding Corp.
  5.75%, due 12/15/20                    100,000          81,976
Allstate Corp. (The)
  5.00%, due 8/15/14                     425,000         400,714
  7.20%, due 12/1/09                     100,000         101,775
American International Group,
  Inc.
  4.70%, due 10/1/10                     100,000          58,490
  5.85%, due 1/16/18                     300,000         101,236
  6.25%, due 5/1/36                      200,000          68,330
Aon Corp.
  7.375%, due 12/14/12                   100,000         100,106
Assurant, Inc.
  5.625%, due 2/15/14                    100,000          79,740
Berkshire Hathaway Finance
  Corp.
  4.85%, due 1/15/15                     400,000         412,718
Chubb Corp.
  5.20%, due 4/1/13                      100,000          99,897
  5.75%, due 5/15/18                     100,000          98,846
CIGNA Corp.
  7.00%, due 1/15/11                     125,000         123,585
Everest Reinsurance Holdings,
  Inc.
  8.75%, due 3/15/10                     100,000         101,204
Genworth Financial, Inc.
  Class A
  4.95%, due 10/1/15                      75,000          22,000
  5.75%, due 6/15/14                      50,000          18,511
Hartford Financial Services
  Group, Inc. (The)
  7.90%, due 6/15/10                     100,000          97,081
Hartford Life Global Funding
  Trusts
  5.20%, due 2/15/11                     155,000         144,681
Lincoln National Corp.
  4.75%, due 2/15/14                     150,000          96,023
Marsh & McLennan Cos., Inc.
  5.375%, due 7/15/14                    100,000          87,134
MetLife, Inc.
  5.00%, due 11/24/13                     50,000          47,697
  5.00%, due 6/15/15                     225,000         196,794
  5.70%, due 6/15/35                     100,000          71,566
  6.125%, due 12/1/11                    100,000          99,093
Nationwide Financial
  Services, Inc.
  5.10%, due 10/1/15                      25,000          19,890
Principal Financial Group,
  Inc.
  6.05%, due 10/15/36                    100,000          57,805
Principal Life Income Funding
  Trust
  5.20%, due 11/15/10                     50,000          50,496


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
INSURANCE (CONTINUED)
Progressive Corp. (The)
  6.25%, due 12/1/32                 $    50,000   $      41,081
Protective Life Corp.
  4.875%, due 11/1/14                    100,000          82,123
Prudential Financial, Inc.
  Series B
  5.10%, due 9/20/14                     250,000         197,875
  5.70%, due 12/14/36                    100,000          60,017
St. Paul Travelers Cos., Inc.
  (The)
  5.50%, due 12/1/15                     100,000          95,935
  6.75%, due 6/20/36                      75,000          71,482
Travelers Property Casualty
  Corp.
  5.00%, due 3/15/13                     100,000         100,765
                                                   -------------
                                                       3,646,997
                                                   -------------

MANUFACTURING 1.8%
3M Co.
  5.70%, due 3/15/37                     150,000         143,761
Air Products & Chemicals,
  Inc.
  4.15%, due 2/1/13                      100,000          98,620
Alcoa, Inc.
  5.72%, due 2/23/19                     187,000         132,433
  5.95%, due 2/1/37                      100,000          62,374
Black & Decker Corp.
  4.75%, due 11/1/14                      50,000          45,848
Boeing Co. (The)
  6.125%, due 2/15/33                    250,000         235,819
Caterpillar, Inc.
  6.05%, due 8/15/36                     313,000         265,326
Cooper Industries, Inc.
  5.25%, due 11/15/12                     50,000          51,548
CRH America, Inc.
  5.30%, due 10/15/13                    100,000          84,121
  6.00%, due 9/30/16                     100,000          78,081
DaimlerChrysler N.A. Holding
  Corp.
  4.875%, due 6/15/10                    100,000          99,253
  7.75%, due 1/18/11                     150,000         151,440
  8.50%, due 1/18/31                     300,000         281,410
Deere & Co.
  7.125%, due 3/3/31                     125,000         124,640
Dow Chemical Co. (The)
  6.00%, due 10/1/12                     200,000         194,777
  8.55%, due 10/15/09                     50,000          50,141
E.I. du Pont de Nemours & Co.
  4.75%, due 11/15/12                    280,000         288,286
Eastman Chemical Co.
  7.25%, due 1/15/24                     100,000          85,725
Electronic Data Systems Corp.
  Series B
  6.00%, due 8/1/13                      100,000         106,955
General Dynamics Corp.
  4.25%, due 5/15/13                     100,000         102,265
General Electric Co.
  5.25%, due 12/6/17                     500,000         473,150
Goodrich Corp.
  7.00%, due 4/15/38                      50,000          47,968
Hewlett-Packard Co.
  5.25%, due 3/1/12                      350,000         372,534
Honeywell International, Inc.
  5.70%, due 3/15/37                     100,000          94,663
  6.125%, due 11/1/11                    100,000         108,766
International Business
  Machines Corp.
  5.70%, due 9/14/17                     200,000         211,978
  5.875%, due 11/29/32                   100,000          97,201
  6.50%, due 1/15/28                     100,000         104,413
  7.50%, due 6/15/13                     100,000         114,404
  8.375%, due 11/1/19                    100,000         123,678
International Paper Co.
  5.25%, due 4/1/16                      100,000          76,918
  5.85%, due 10/30/12                     25,000          22,480
Johnson Controls, Inc.
  5.50%, due 1/15/16                      50,000          43,507
  6.00%, due 1/15/36                      50,000          30,191
Litton Industries, Inc.
  8.00%, due 10/15/09                    100,000         102,645
Lockheed Martin Corp.
  7.65%, due 5/1/16                      250,000         283,607
Lubrizol Corp.
  5.50%, due 10/1/14                     100,000          91,887
MDC Holdings, Inc.
  5.375%, due 7/1/15                      50,000          42,034
Monsanto Co.
  7.375%, due 8/15/12                    100,000         111,757
Newmont Mining Corp.
  8.625%, due 5/15/11                     50,000          53,143
Northrop Grumman Corp.
  7.125%, due 2/15/11                    100,000         106,444
  7.75%, due 3/1/16                      250,000         283,597
  7.875%, due 3/1/26                     100,000         109,617
Nucor Corp.
  5.00%, due 12/1/12                     245,000         248,286
Pitney Bowes, Inc.
  3.875%, due 6/15/13                    150,000         144,656
  5.75%, due 9/15/17                     100,000          98,560
PPG Industries, Inc.
  5.75%, due 3/15/13                     100,000         101,768




16    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
MANUFACTURING (CONTINUED)
Praxair, Inc.
  3.95%, due 6/1/13                  $   200,000   $     199,016
Raytheon Co.
  6.40%, due 12/15/18                    200,000         215,295
Rohm & Haas Co.
  7.85%, due 7/15/29                     100,000          66,934
Textron, Inc.
  4.50%, due 8/1/10                      100,000          90,004
United Technologies Corp.
  4.875%, due 5/1/15                     200,000         206,114
  6.125%, due 2/1/19                     250,000         269,184
VF Corp.
  6.45%, due 11/1/37                      50,000          43,337
Vulcan Materials Co.
  5.60%, due 11/30/12                     75,000          72,609
  6.30%, due 6/15/13                     150,000         147,420
Weyerhaeuser Co.
  6.75%, due 3/15/12                     200,000         199,594
  7.375%, due 3/15/32                    100,000          76,060
Xerox Corp.
  6.35%, due 5/15/18                     100,000          81,000
  6.40%, due 3/15/16                     160,000         131,200
                                                   -------------
                                                       8,180,442
                                                   -------------

SERVICE 2.1%
Abbott Laboratories
  5.875%, due 5/15/16                    200,000         214,454
  6.15%, due 11/30/37                    100,000         101,346
Aetna, Inc.
  6.00%, due 6/15/16                     175,000         168,232
  7.875%, due 3/1/11                     100,000         105,813
Allergan, Inc.
  5.75%, due 4/1/16                       50,000          47,914
Amgen, Inc.
  4.85%, due 11/18/14                    100,000         102,736
  5.85%, due 6/1/17                      150,000         155,155
  6.40%, due 2/1/39                      100,000         100,648
Baxter International, Inc.
  4.625%, due 3/15/15                     50,000          50,507
  5.90%, due 9/1/16                      100,000         106,930
Bristol-Myers Squibb Co.
  5.875%, due 11/15/36                   150,000         146,499
  7.15%, due 6/15/23                      50,000          55,722
Cardinal Health, Inc.
  6.00%, due 6/15/17                     100,000          91,451
Cintas Corp. No. 2
  6.00%, due 6/1/12                      100,000         106,309
Clorox Co. (The)
  5.00%, due 1/15/15                      50,000          50,959
Comcast Corp.
  4.95%, due 6/15/16                     100,000          94,685
  5.65%, due 6/15/35                     200,000         166,731
  5.875%, due 2/15/18                    275,000         272,208
  6.45%, due 3/15/37                     250,000         231,725
Cox Communications, Inc.
  5.45%, due 12/15/14                    100,000          93,299
  7.125%, due 10/1/12                    200,000         202,167
Eli Lilly & Co.
  4.50%, due 3/15/18                     100,000          94,286
  7.125%, due 6/1/25                     100,000         109,340
FedEx Corp.
  8.00%, due 1/15/19                      50,000          54,128
Fortune Brands, Inc.
  5.375%, due 1/15/16                    100,000          87,316
  5.875%, due 1/15/36                     25,000          16,342
Genentech, Inc.
  4.75%, due 7/15/15                     100,000         100,566
GlaxoSmithKline Capital, Inc.
  4.375%, due 4/15/14                    200,000         203,870
  6.375%, due 5/15/38                    250,000         257,564
Historic TW, Inc.
  6.625%, due 5/15/29                    250,000         206,039
Johnson & Johnson
  6.95%, due 9/1/29                      100,000         118,284
Kimberly-Clark Corp.
  6.375%, due 1/1/28                     100,000         101,465
  6.625%, due 8/1/37                     100,000         107,726
Marriott International, Inc.
  Series J
  5.625%, due 2/15/13                     50,000          46,838
McKesson Corp.
  5.70%, due 3/1/17                       50,000          48,727
Medtronic, Inc.
  Series B
  4.75%, due 9/15/15                      50,000          48,816
Merck & Co., Inc.
  4.75%, due 3/1/15                      100,000         102,556
News America, Inc.
  5.30%, due 12/15/14                    300,000         299,276
  6.40%, due 12/15/35                    175,000         129,970
  7.25%, due 5/18/18                     100,000          91,900
Oracle Corp.
  5.25%, due 1/15/16                     250,000         256,298
Quest Diagnostics, Inc.
  5.125%, due 11/1/10                     50,000          50,257
  7.50%, due 7/12/11                      50,000          52,188
R.R. Donnelley & Sons Co.
  5.50%, due 5/15/15                     100,000          75,396


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
SERVICE (CONTINUED)
Republic Services, Inc.
  6.75%, due 8/15/11                 $    50,000   $      49,335
Schering-Plough Corp.
  6.00%, due 9/15/17                     250,000         259,557
  6.75%, due 12/1/33                     100,000          99,969
Science Applications
  International Corp.
  6.25%, due 7/1/12                      100,000         102,036
Teva Pharmaceutical Finance
  LLC
  6.15%, due 2/1/36                       50,000          48,021
Time Warner Cable, Inc.
  6.55%, due 5/1/37                      275,000         253,537
  6.75%, due 7/1/18                      250,000         252,962
Time Warner Cos., Inc.
  6.95%, due 1/15/28                     200,000         171,986
Time Warner, Inc.
  7.625%, due 4/15/31                    375,000         339,088
UnitedHealth Group, Inc.
  5.375%, due 3/15/16                    100,000          89,944
  6.00%, due 6/15/17                     330,000         303,676
Viacom, Inc.
  5.625%, due 8/15/12                    350,000         336,383
  5.75%, due 4/30/11                      50,000          49,977
  6.875%, due 4/30/36                    250,000         203,870
Walt Disney Co. (The)
  6.375%, due 3/1/12                     250,000         269,365
Waste Management, Inc.
  5.00%, due 3/15/14                      50,000          47,935
  7.125%, due 12/15/17                   100,000          95,093
  7.75%, due 5/15/32                      75,000          72,656
WellPoint, Inc.
  5.95%, due 12/15/34                    250,000         196,749
  6.80%, due 8/1/12                      100,000         102,929
Western Union Co. (The)
  5.93%, due 10/1/16                     130,000         124,198
Wyeth
  5.50%, due 3/15/13                     100,000         105,288
  6.00%, due 2/15/36                     200,000         191,020
  6.45%, due 2/1/24                      100,000         102,186
Wyndham Worldwide Corp.
  6.00%, due 12/1/16                      50,000          32,970
                                                   -------------
                                                       9,225,368
                                                   -------------

TELECOMMUNICATION 0.9%
AT&T, Inc.
  6.30%, due 1/15/38                     300,000         277,529
  6.80%, due 5/15/36                     265,000         256,977
BellSouth Corp.
  6.00%, due 11/15/34                    100,000          88,157
  6.875%, due 10/15/31                   250,000         236,973
CenturyTel, Inc.
  Series H
  8.375%, due 10/15/10                   100,000         103,250
Cingular Wireless LLC
  6.50%, due 12/15/11                    100,000         106,582
Cisco Systems, Inc.
  5.50%, due 2/22/16                     425,000         449,728
Embarq Corp.
  7.995%, due 6/1/36                     200,000         166,000
Harris Corp.
  5.00%, due 10/1/15                      50,000          44,247
Motorola, Inc.
  7.50%, due 5/15/25                     100,000          71,446
New Cingular Wireless
  Services, Inc.
  8.125%, due 5/1/12                     100,000         110,500
  8.75%, due 3/1/31                      100,000         114,465
SBC Communications, Inc.
  5.10%, due 9/15/14                     700,000         727,507
  6.15%, due 9/15/34                     250,000         223,511
Verizon Communications, Inc.
  5.85%, due 9/15/35                     300,000         260,264
  6.10%, due 4/15/18                     170,000         173,822
  6.40%, due 2/15/38                     175,000         163,025
Verizon Global Funding Corp.
  7.75%, due 12/1/30                     350,000         368,835
                                                   -------------
                                                       3,942,818

                                                   -------------

TRANSPORTATION 0.4%
Burlington Northern Santa Fe
  Corp.
  6.15%, due 5/1/37                      175,000         161,869
  6.20%, due 8/15/36                      50,000          46,178
  7.125%, due 12/15/10                   100,000         104,635
CSX Corp.
  5.60%, due 5/1/17                      100,000          91,428
CSX Transportation, Inc.
  7.875%, due 5/15/43                    100,000          92,537
Norfolk Southern Corp.
  7.05%, due 5/1/37                      100,000          98,772
  7.25%, due 2/15/31                     100,000         100,006
Southwest Airlines Co.
  5.25%, due 10/1/14                      75,000          69,203
TTX Co.
  5.00%, due 4/1/12 (a)                  100,000          95,302
Union Pacific Corp.
  5.375%, due 5/1/14                     250,000         249,290
  5.65%, due 5/1/17                      100,000          94,948
  6.125%, due 1/15/12                    100,000         102,294
  6.65%, due 1/15/11                     100,000         105,409
  7.00%, due 2/1/16                       50,000          51,249




18    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
TRANSPORTATION (CONTINUED)
United Parcel Service
  6.20%, due 1/15/38                 $   200,000   $     206,819
                                                   -------------
                                                       1,669,939
                                                   -------------

WATER 0.0%++
American Water Capital Corp.
  6.085%, due 10/15/17                   100,000          90,852
                                                   -------------
Total Corporate Bonds
  (Cost $83,569,484)                                  76,639,005
                                                   -------------


FOREIGN GOVERNMENT BONDS 1.1%
----------------------------------------------------------------

FOREIGN GOVERNMENTS 1.1%
Federal Republic of Brazil
  6.00%, due 1/17/17                   1,400,000       1,420,300
Malaysian Government
  7.50%, due 7/15/11                     100,000         109,091
Province of Ontario
  2.625%, due 1/20/12                    250,000         252,814
  4.375%, due 2/15/13                     50,000          51,819
  4.95%, due 11/28/16                    300,000         305,502
Province of Quebec
  5.125%, due 11/14/16                    85,000          86,410
  Series NJ
  7.50%, due 7/15/23                     302,000         354,318
Republic of Chile
  5.50%, due 1/15/13                     100,000         106,090
Republic of Italy
  6.875%, due 9/27/23                    750,000         823,893
Republic of Poland
  5.25%, due 1/15/14                     100,000         100,054
Republic of South Africa
  7.375%, due 4/25/12                    100,000         106,250
United Mexican States
  Series MTNA
  5.875%, due 1/15/14                    750,000         781,125
  7.50%, due 1/14/12                     250,000         274,375
                                                   -------------
Total Foreign Government
  Bonds
  (Cost $4,721,668)                                    4,772,041
                                                   -------------



MORTGAGE-BACKED SECURITIES 3.8%
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 3.8%

Banc of America Commercial
  Mortgage, Inc.
  Series 2005-4, Class A3
  4.891%, due 7/10/45                  2,714,000       2,464,445
Bear Stearns Commercial
  Mortgage Securities
  Series 2007-PW15, Class AAB
  5.315%, due 2/11/44                  1,350,000       1,192,176
  Series 2006-PW13, Class A3
  5.518%, due 9/11/41                    500,000         418,903
Credit Suisse Mortgage
  Capital Certificates
  Series 2006-C5, Class A3
  5.311%, due 12/15/39                 2,000,000       1,418,764
Greenwich Capital Commercial
  Funding Corp.
  Series 2005-GG5, Class A5
  5.224%, due 4/10/37                  1,000,000         859,648
  Series 2006-GG7, Class A4
  6.114%, due 7/10/38                  1,000,000         835,962
V  JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2003-CB7, Class A4
  4.879%, due 1/12/38                  1,000,000         853,700
  Series 2004-CB9, Class A2
  5.108%, due 6/12/41                  1,950,000       1,816,883
  Series 2007-CB18, Class A4
  5.44%, due 6/12/47                   1,245,000         944,095
  Series 2007-CB19, Class ASB
  5.92%, due 2/12/49                   1,090,000         952,550
Morgan Stanley Capital I
  Series 2005-IQ10, Class AAB
  5.178%, due 9/15/42                  2,170,000       2,118,345
  Series 2007-IQ14, Class AAB
  5.654%, due 4/15/49                    500,000         424,284
  Series 2006-IQ11, Class A4
  5.942%, due 10/15/42                 1,400,000       1,141,998
Wachovia Bank Commercial
  Mortgage Trust
  Series 2004-C12, Class A4
  1.00%, due 7/15/41                   1,765,000       1,592,906
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $14,930,439)                                  17,034,659
                                                   -------------



U.S. GOVERNMENT & FEDERAL AGENCIES 71.4%
----------------------------------------------------------------

  FEDERAL HOME LOAN BANK 1.1%
  4.875%, due 5/14/10                  5,000,000       5,202,105
                                                   -------------


  FEDERAL HOME LOAN MORTGAGE CORPORATION 4.2%
  4.00%, due 12/15/09                  7,750,000       7,916,470
  4.125%, due 7/12/10                  1,085,000       1,128,319
  4.50%, due 1/15/15                   2,000,000       2,189,502
  4.75%, due 1/19/16                   2,000,000       2,194,156
  4.875%, due 2/9/10                   1,500,000       1,548,421


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
  5.00%, due 7/15/14                 $ 1,000,000   $   1,117,364
  5.125%, due 10/18/16                 2,430,000       2,696,581
                                                   -------------
                                                      18,790,813
                                                   -------------


  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 19.4%
  4.00%, due 8/1/20                      514,674         522,565
  4.00%, due 4/30/38 TBA (d)           1,000,000         999,844
  4.50%, due 4/1/20                    6,200,534       6,397,207
  4.50%, due 6/1/23                      440,813         452,911
  4.50%, due 8/1/33                      325,146         331,561
  4.50%, due 6/1/34                      456,125         464,697
  4.50%, due 5/1/35                      795,287         809,611
  4.50%, due 6/1/35                      758,615         772,279
  4.50%, due 8/1/35                      763,521         777,274
  4.50%, due 3/1/36                      358,164         364,615
  4.50%, due 4/30/37 TBA (d)           1,000,000       1,016,250
  5.00%, due 5/1/18                    3,310,490       3,448,470
  5.00%, due 6/1/18                    1,544,621       1,609,001
  5.00%, due 4/30/34 TBA (d)             500,000         513,906
  5.00%, due 8/1/35                    7,135,877       7,348,416
  5.00%, due 10/1/36                     195,037         200,755
  5.00%, due 6/1/37                    7,809,304       8,035,360
  5.00%, due 11/1/37                     498,075         512,493
  5.00%, due 3/1/38                      473,651         487,362
  5.00%, due 4/1/38                      964,584         992,506
  5.052%, due 4/1/39 (e)               2,678,350       2,765,396
  5.495%, due 3/1/39 (e)               1,879,949       1,962,558
  5.50%, due 2/1/18                      410,681         430,108
  5.50%, due 1/1/22                      859,239         894,246
  5.50%, due 3/1/23                      223,716         232,783
  5.50%, due 6/1/23                      453,658         472,045
  5.50%, due 4/30/35 TBA (d)             500,000         517,187
  5.50%, due 9/1/35                      855,601         887,123
  5.50%, due 9/1/36                       40,561          42,011
  5.50%, due 10/1/36                   1,714,846       1,776,150
  5.50%, due 4/1/37                   11,870,624      12,290,609
  5.50%, due 6/1/37                    2,885,756       2,987,854
  5.50%, due 7/1/37                    2,067,563       2,140,714
  5.50%, due 8/1/37                    2,114,969       2,189,797
  5.50%, due 9/1/37                      857,982         888,654
  5.50%, due 10/1/37                     814,247         843,055
  5.50%, due 11/1/37                   1,539,944       1,594,428
  5.50%, due 1/1/38                      833,495         863,292
  5.50%, due 6/1/38                    2,888,695       2,990,897
  5.50%, due 7/1/38                      916,071         948,482
  5.825%, due 10/1/37 (e)              3,035,279       3,171,765
  6.00%, due 8/1/17                      313,920         330,591
  6.00%, due 6/1/21                      200,000         209,903
  6.00%, due 9/1/21                      295,692         310,333
  6.00%, due 11/1/22                     309,670         324,985
  6.00%, due 8/1/36                      565,473         591,328
  6.00%, due 11/1/37                   3,192,727       3,336,210
  6.00%, due 10/1/38                     213,590         223,177
  6.161%, due 10/1/36 (e)              2,005,921       2,099,592
  6.50%, due 4/1/11                        1,520           1,586
  6.50%, due 5/1/11                        2,556           2,697
  6.50%, due 10/1/11                       1,480           1,549
  6.50%, due 6/1/14                       15,959          16,703
  6.50%, due 4/1/17                       15,426          16,303
  6.50%, due 5/1/17                       35,146          37,113
  6.50%, due 11/1/25                      39,201          42,017
  6.50%, due 5/1/26                        2,727           2,921
  6.50%, due 3/1/27                       11,442          12,288
  6.50%, due 5/1/31                       15,889          17,019
  6.50%, due 8/1/31                       15,007          16,074
  6.50%, due 1/1/32                      117,645         126,011
  6.50%, due 3/1/32                       94,546         101,210
  6.50%, due 4/1/32                       37,261          39,887
  6.50%, due 7/1/32                       34,847          37,303
  6.50%, due 1/1/34                       86,270          91,920
  6.50%, due 1/1/37                      646,339         685,534
  7.00%, due 6/1/11                        2,646           2,752
  7.00%, due 11/1/11                         920             961
  7.00%, due 4/1/26                       10,724          11,614
  7.00%, due 7/1/26                        1,123           1,216
  7.00%, due 12/1/27                      19,532          21,103
  7.00%, due 1/1/30                        9,475          10,185
  7.00%, due 3/1/31                       42,392          45,472
  7.00%, due 10/1/31                      22,440          24,069
  7.00%, due 3/1/32                       87,213          93,548
  7.00%, due 9/1/33                      326,247         349,013
  7.00%, due 11/1/36                     235,379         250,932
  7.00%, due 12/1/37                     709,188         755,976
  7.50%, due 1/1/16                        7,976           8,450
  7.50%, due 1/1/26                        2,937           3,216
  7.50%, due 11/1/26                       1,149           1,260
  7.50%, due 2/1/30                        3,094           3,372
  7.50%, due 2/1/32                       51,630          56,184
  8.00%, due 7/1/26                        4,942           5,440
                                                   -------------
                                                      87,265,254

                                                   -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION 3.2%
  2.875%, due 10/12/10                 1,000,000       1,028,325
  4.875%, due 5/18/12                  7,000,000       7,637,371
  5.50%, due 3/15/11                   5,000,000       5,394,690
  6.21%, due 8/6/38                      475,000         540,203
                                                   -------------
                                                      14,600,589
                                                   -------------






20    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 13.2%
  4.00%, due 3/1/22                  $   414,452   $     420,588
  4.50%, due 2/1/23                      269,616         277,353
  4.50%, due 3/1/23                      442,973         455,683
  5.00%, due 3/1/21                       40,091          41,562
  5.00%, due 6/1/22                      901,936         934,032
  5.00%, due 4/1/23                      416,703         431,508
  5.00%, due 12/1/34                     241,261         248,824
  5.00%, due 7/1/35                    1,522,953       1,569,741
  5.00%, due 9/1/35                      271,538         279,880
  5.00%, due 5/1/37                    7,779,637       8,009,696
  5.50%, due 8/1/17                       53,543          56,110
  5.50%, due 7/1/22                      854,250         889,940
  5.50%, due 5/1/35                      565,540         587,421
  5.50%, due 6/1/35                      307,294         319,184
  5.50%, due 7/1/35                    1,687,836       1,753,139
  5.50%, due 8/1/35                      965,764       1,003,131
  5.50%, due 9/1/35                      683,262         709,698
  5.50%, due 11/1/35                   3,562,280       3,700,107
  5.50%, due 4/1/36                      715,520         743,204
  5.50%, due 6/1/36                      664,674         689,560
  5.50%, due 1/1/37                      869,969         902,541
  5.50%, due 4/1/37                      300,474         311,630
  5.515%, due 11/1/38 (e)              2,259,098       2,355,729
  6.00%, due 6/1/16                       65,341          68,974
  6.00%, due 7/1/16                       24,457          25,817
  6.00%, due 9/1/16                       37,375          39,454
  6.00%, due 9/1/17                       25,353          26,755
  6.00%, due 1/1/36                       27,137          28,445
  6.00%, due 7/1/36                    6,651,462       6,965,974
  6.00%, due 8/1/36                      842,802         882,653
  6.00%, due 9/1/36                    1,329,180       1,392,030
  6.00%, due 10/1/36                     303,464         317,813
  6.00%, due 11/1/36                     599,796         628,157
  6.00%, due 12/1/36                     432,702         453,162
  6.00%, due 4/1/37                    2,206,254       2,309,979
  6.00%, due 6/1/37                      816,442         854,409
  6.00%, due 7/1/37                    5,696,298       5,961,193
  6.00%, due 8/1/37                      767,242         802,921
  6.00%, due 2/1/38                    2,234,507       2,338,419
  6.00%, due 4/1/38                      871,594         912,126
  6.50%, due 3/1/11                          102             107
  6.50%, due 4/1/11                        1,797           1,879
  6.50%, due 6/1/11                          172             180
  6.50%, due 9/1/11                        4,835           5,096
  6.50%, due 10/1/11                      22,160          23,319
  6.50%, due 11/1/11                       3,278           3,458
  6.50%, due 6/1/15                       56,365          59,805
  6.50%, due 2/1/28                       12,692          13,646
  6.50%, due 7/1/32                       19,355          20,737
  6.50%, due 8/1/32                      249,416         267,230
  6.50%, due 9/1/32                        3,982           4,266
  6.50%, due 1/1/35                      544,219         578,157
  6.50%, due 8/1/35                      419,007         445,136
  6.50%, due 9/1/35                       20,580          21,864
  6.50%, due 3/1/36                      176,432         187,186
  6.50%, due 4/1/36                      497,006         527,300
  6.50%, due 7/1/36                      959,522       1,018,008
  6.50%, due 8/1/36                      358,051         379,874
  6.50%, due 9/1/36                      662,797         703,197
  6.50%, due 10/1/36                     224,643         238,336
  6.50%, due 11/1/36                     350,233         371,580
  6.50%, due 8/1/37                        6,200           6,577
  6.50%, due 10/1/37                     769,567         816,431
  6.50%, due 11/1/37                     748,764         794,362
  6.50%, due 2/1/38                      866,073         918,814
  7.00%, due 5/1/11                        1,152           1,199
  7.00%, due 6/1/11                        1,561           1,625
  7.00%, due 10/1/11                         171             178
  7.00%, due 11/1/11                       6,388           6,658
  7.00%, due 9/1/37                      495,878         531,001
  7.00%, due 10/1/37                      29,887          32,004
  7.00%, due 11/1/37                     364,175         389,970
  7.50%, due 7/1/30                       10,407          11,331
  7.50%, due 7/1/31                       56,945          62,013
  7.50%, due 8/1/31                          747             814
  8.00%, due 8/1/10                          142             144
  8.00%, due 9/1/11                          544             568
  8.00%, due 11/1/11                       2,963           3,119
  8.00%, due 1/1/25                          227             249
  8.00%, due 6/1/25                          327             358
  8.00%, due 9/1/25                        1,497           1,639
  8.00%, due 2/1/26                        1,035           1,133
  8.00%, due 9/1/26                        8,272           9,073
  8.00%, due 10/1/26                       1,575           1,727
  8.00%, due 11/1/26                       2,045           2,243
  8.00%, due 4/1/27                        3,555           3,902
  8.00%, due 6/1/27                       20,551          22,559
  8.00%, due 12/1/27                       8,993           9,688
  8.00%, due 1/1/28                       32,500          35,675
                                                   -------------
                                                      59,233,957
                                                   -------------

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 4.8%
  4.00%, due 4/30/38 TBA (d)           1,000,000       1,001,719
  5.00%, due 4/20/33                     279,977         290,341
  5.00%, due 8/15/33                     100,174         104,136
  5.00%, due 2/15/36                     386,562         400,943
  5.00%, due 6/20/36                     780,127         808,085


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.00%, due 9/15/37                 $   120,645   $     125,096
  5.00%, due 3/15/39                   1,997,528       2,070,906
  5.50%, due 3/15/33                   1,913,562       1,997,240
  5.50%, due 7/15/34                     470,092         490,061
  5.50%, due 7/20/34                     261,972         272,453
  5.50%, due 4/15/35                     486,492         506,777
  5.50%, due 9/15/35                     618,078         643,850
  5.50%, due 10/15/35                    206,295         214,897
  5.50%, due 12/20/35                    683,173         709,957
  5.50%, due 1/15/37                     386,145         401,643
  5.50%, due 4/15/37                     396,580         412,497
  5.50%, due 6/15/38                     401,792         417,855
  5.50%, due 8/15/38                     448,299         466,221
  5.50%, due 11/15/38                    981,812       1,021,063
  6.00%, due 3/20/29                      63,733          66,776
  6.00%, due 1/15/32                     110,972         117,004
  6.00%, due 12/15/32                     55,872          58,908
  6.00%, due 3/20/33                     348,992         364,342
  6.00%, due 2/15/34                     261,752         274,589
  6.00%, due 1/20/35                     201,521         210,178
  6.00%, due 6/15/35                     179,097         187,433
  6.00%, due 9/15/35                     386,916         404,923
  6.00%, due 4/30/36 TBA (d)             500,000         521,563
  6.00%, due 5/15/36                     545,761         570,138
  6.00%, due 9/15/36                     353,163         368,937
  6.00%, due 10/15/36                    838,360         875,806
  6.00%, due 5/15/37                     319,916         334,406
  6.00%, due 6/15/37                     311,045         324,801
  6.00%, due 8/15/37                     373,522         390,440
  6.00%, due 11/15/37                    287,607         300,633
  6.00%, due 12/15/37                    416,164         435,012
  6.00%, due 1/15/38                     425,912         444,802
  6.00%, due 9/15/38                     405,459         423,442
  6.50%, due 3/20/31                      42,491          45,351
  6.50%, due 1/15/32                      65,655          69,982
  6.50%, due 4/30/33 TBA (d)             500,000         525,781
  6.50%, due 6/15/35                       3,855           4,063
  6.50%, due 12/15/35                    174,529         183,851
  6.50%, due 1/15/36                     506,724         533,712
  6.50%, due 9/15/36                     200,664         211,351
  6.50%, due 9/15/37                     400,808         422,029
  6.50%, due 10/15/37                    312,845         329,410
  7.00%, due 11/15/11                      6,620           6,859
  7.00%, due 2/15/26                       1,624           1,741
  7.00%, due 6/15/29                         620             666
  7.00%, due 12/15/29                      6,286           6,746
  7.00%, due 5/15/31                       2,718           2,922
  7.00%, due 8/15/31                      26,215          28,177
  7.00%, due 8/20/31                      51,399          55,070
  7.00%, due 8/15/32                      84,249          90,552
  7.50%, due 9/15/11                      13,219          13,862
  7.50%, due 3/15/26                       5,277           5,701
  7.50%, due 10/15/26                     10,906          11,782
  7.50%, due 11/15/26                      1,436           1,552
  7.50%, due 1/15/30                      15,927          17,185
  7.50%, due 10/15/30                      7,930           8,557
  7.50%, due 3/15/32                      41,672          45,484
  8.00%, due 6/15/26                         346             376
  8.00%, due 9/15/26                       1,724           1,878
  8.00%, due 10/15/26                        609             663
  8.00%, due 11/15/26                      2,216           2,393
  8.00%, due 5/15/27                         310             337
  8.00%, due 7/15/27                       1,247           1,387
  8.00%, due 9/15/27                         603             671
  8.00%, due 11/15/30                     34,903          38,895
  8.50%, due 7/15/26                       1,180           1,291
  8.50%, due 11/15/26                      6,449           7,059
                                                   -------------
                                                      21,707,209

                                                   -------------

  UNITED STATES TREASURY BONDS 5.5%
  4.50%, due 5/15/38                     600,000         645,656
  4.75%, due 2/15/37                   3,000,000       3,332,343
  5.00%, due 5/15/37                     325,000         375,172
  5.25%, due 11/15/28                  3,000,000       3,459,375
  5.375%, due 2/15/31                  1,007,000       1,186,057
  6.25%, due 8/15/23                     600,000         750,187
  6.75%, due 8/15/26                   1,000,000       1,341,094
  7.50%, due 11/15/16                    403,000         526,639
  8.125%, due 8/15/19                  3,000,000       4,205,157
  8.75%, due 5/15/17                     252,000         353,686
  8.875%, due 2/15/19                  2,802,000       4,088,292
  9.25%, due 2/15/16                   2,900,000       4,082,655
  9.875%, due 11/15/15                   302,000         435,045
                                                   -------------
                                                      24,781,358

                                                   -------------

  UNITED STATES TREASURY NOTES 20.0%
  0.875%, due 1/31/11                  1,195,000       1,195,980
  0.875%, due 2/28/11                  7,415,000       7,415,890
  0.875%, due 3/31/11                 12,346,000      12,346,000
  1.125%, due 12/15/11                 2,000,000       1,995,624
  1.25%, due 11/30/10                     65,000          65,490
  1.375%, due 4/15/12                  1,900,000       1,900,589
  1.50%, due 10/31/10                    500,000         505,703
  1.50%, due 12/31/13                    900,000         883,406
  1.75%, due 11/15/11                  2,700,000       2,737,557
  1.75%, due 3/31/14                  15,667,000      15,490,746
  1.875%, due 2/28/14                  4,265,000       4,243,334
  2.00%, due 11/30/13                    395,000         396,728




22    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
UNITED STATES TREASURY NOTES (CONTINUED)
  2.375%, due 3/31/16                $ 5,700,000   $   5,598,471
  2.625%, due 2/29/16                  3,575,000       3,576,115
  2.75%, due 2/15/19                   1,735,000       1,680,504
  3.50%, due 2/15/18                   5,800,000       6,015,232
  3.75%, due 11/15/18                    490,000         515,152
  3.875%, due 10/31/12                   100,000         108,016
  3.875%, due 2/15/13                  2,500,000       2,709,375
  4.00%, due 8/15/18                     300,000         321,844
  4.125%, due 5/15/15                    100,000         110,312
  4.50%, due 3/31/12                   1,700,000       1,853,265
  4.625%, due 7/31/12                  3,500,000       3,850,000
  4.75%, due 5/31/12                   4,900,000       5,395,361
  4.875%, due 4/30/11                  1,500,000       1,617,187
  4.875%, due 6/30/12                  3,500,000       3,868,592
  5.125%, due 5/15/16                  3,000,000       3,479,298
                                                   -------------
                                                      89,875,771
                                                   -------------
Total U.S. Government &
  Federal Agencies
  (Cost $309,161,505)                                321,457,056
                                                   -------------



YANKEE BONDS 3.6% (F)
----------------------------------------------------------------

BANKS 1.1%
Abbey National PLC
  7.95%, due 10/26/29                    100,000          83,765
Bank of Tokyo-Mitsubishi,
  Ltd. (The)
  8.40%, due 4/15/10                     100,000         104,153
Deutsche Bank A.G./London
  6.00%, due 9/1/17                      325,000         318,036
Eksportfinans A/S
  5.50%, due 5/25/16                     200,000         207,152
HSBC Bank PLC
  6.95%, due 3/15/11                     200,000         203,566
Inter-American Development
  Bank
  6.80%, due 10/15/25                    604,000         730,224
Korea Development Bank
  5.30%, due 1/17/13                     125,000         120,755
Kreditanstalt fuer
  Wiederaufbau
  4.50%, due 7/16/18                     350,000         350,659
  Series G
  4.875%, due 1/17/17                  1,000,000       1,037,026
Landwirtschaftliche
  Rentenbank
  5.125%, due 2/1/17                     375,000         390,546
Oesterreichische Kontrollbank
  A.G.
  4.75%, due 10/16/12                    500,000         523,199
Royal Bank of Canada
  5.65%, due 7/20/11                     150,000         161,073
Royal Bank of Scotland Group
  PLC
  5.00%, due 11/12/13                    100,000          66,819
  5.05%, due 1/8/15                      100,000          64,973
Santander Financial Issuances
  6.375%, due 2/15/11                    100,000          99,817
UBS A.G.
  5.875%, due 7/15/16                    125,000          94,167
  5.875%, due 12/20/17                   200,000         175,424
Westpac Banking Corp.
  4.625%, due 6/1/18                      50,000          45,832
                                                   -------------
                                                       4,777,186

                                                   -------------

CONSUMER 0.2%
Diageo Capital PLC
  5.125%, due 1/30/12                    100,000         103,602
  5.875%, due 9/30/36                    150,000         134,926
Molson Coors Capital Finance
  ULC
  4.85%, due 9/22/10                     250,000         254,585
Novartis Capital Corp.
  4.125%, due 2/10/14                    100,000         103,646
Novartis Securities
  Investment, Ltd.
  5.125%, due 2/10/19                    200,000         204,785
                                                   -------------
                                                         801,544

                                                   -------------

ELECTRIC 0.1%
Hydro Quebec
  Series JL
  6.30%, due 5/11/11                     250,000         268,543
Scottish Power PLC
  5.375%, due 3/15/15                    100,000          90,174
                                                   -------------
                                                         358,717

                                                   -------------

ENERGY 0.7%
Anadarko Finance Co.
  6.75%, due 5/1/11                      100,000         103,043
Apache Finance Canada Corp.
  4.375%, due 5/15/15                    100,000          95,896
Canadian Natural Resources,
  Ltd.
  5.45%, due 10/1/12                     250,000         242,885
  5.85%, due 2/1/35                      105,000          80,959
  6.50%, due 2/15/37                      75,000          62,863
EnCana Corp.
  4.75%, due 10/15/13                    100,000          99,047
  6.30%, due 11/1/11                     100,000         104,492
  6.50%, due 8/15/34                      85,000          79,489
  6.50%, due 2/1/38                      125,000         116,389
Nexen, Inc.
  5.20%, due 3/10/15                     350,000         300,141
Norsk Hydro ASA
  7.75%, due 6/15/23                     125,000         136,822
Petro-Canada
  4.00%, due 7/15/13                     100,000          89,279
  6.05%, due 5/15/18                     225,000         204,916
Petrobras International
  Finance Co.
  5.875%, due 3/1/18                     150,000         141,802


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

                                       PRINCIPAL
                                          AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
ENERGY (CONTINUED)
Shell International Finance
  B.V.
  4.00%, due 3/21/14                 $   400,000   $     412,490
Suncor Energy, Inc.
  6.10%, due 6/1/18                      100,000          88,941
  6.50%, due 6/15/38                     100,000          82,460
Talisman Energy, Inc.
  5.125%, due 5/15/15                     50,000          43,829
  6.25%, due 2/1/38                       55,000          38,883
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13                     300,000         294,515
  5.85%, due 3/15/36                     100,000          86,128
Transocean, Inc.
  6.00%, due 3/15/18                     125,000         123,605
  7.375%, due 4/15/18                    100,000          99,848
Weatherford International,
  Inc.
  4.95%, due 10/15/13                    100,000          87,617
  6.35%, due 6/15/17                     225,000         199,081
                                                   -------------
                                                       3,415,420

                                                   -------------

FINANCE-OTHER 0.1%
BP Capital Markets PLC
  5.25%, due 11/7/13                     250,000         269,543
ConocoPhilips Canada Funding
  Co.
  5.625%, due 10/15/16                   375,000         387,083
                                                   -------------
                                                         656,626

                                                   -------------

FOREIGN GOVERNMENTS 0.1%
International Bank of
  Reconstruction &
  Development
  (zero coupon), due 3/11/31             504,000         172,761
Svensk Exportkredit AB
  5.125%, due 3/1/17                     200,000         198,853
                                                   -------------
                                                         371,614

                                                   -------------

INDEPENDENT 0.1%
Rio Tinto Finance USA, Ltd.
  5.875%, due 7/15/13                    250,000         235,737

                                                   -------------

INSURANCE 0.0%++
Axa S.A.
  8.60%, due 12/15/30                    105,000          79,203

                                                   -------------

MANUFACTURING 0.4%
Alcan, Inc.
  5.00%, due 6/1/15                      100,000          80,402
  5.75%, due 6/1/35                       50,000          32,522
  6.45%, due 3/15/11                     100,000          97,320
ArcelorMittal
  6.125%, due 6/1/18                     125,000         100,732
Barrick Gold Finance Co.
  4.875%, due 11/15/14                    50,000          46,707
BHP Billiton Finance USA,
  Ltd.
  4.80%, due 4/15/13                     100,000         103,512
  5.25%, due 12/15/15                    300,000         299,729
Celulosa Arauco y
  Constitucion S.A.
  5.625%, due 4/20/15                     50,000          47,887
Inco, Ltd.
  5.70%, due 10/15/15                    100,000          87,246
Ingersoll-Rand Co.
  4.75%, due 5/15/15                      50,000          43,924
Koninklijke Philips
  Electronics N.V.
  6.875%, due 3/11/38                    275,000         269,330
Lafarge S.A.
  6.50%, due 7/15/16                      50,000          37,110
  7.125%, due 7/15/36                     50,000          28,992
Potash Corp. of Saskatchewan
  7.75%, due 5/31/11                     140,000         149,646
Vale Overseas, Ltd.
  6.25%, due 1/23/17                     400,000         389,380
Xstrata Canada Corp.
  5.50%, due 6/15/17                      50,000          35,795
  8.375%, due 2/15/11                     75,000          69,883
                                                   -------------
                                                       1,920,117

                                                   -------------

SERVICE 0.1%
AstraZeneca PLC
  6.45%, due 9/15/37                     200,000         215,273
Covidien International
  Finance S.A.
  6.00%, due 10/15/17                    150,000         153,744
Thomson Corp. (The)
  5.70%, due 10/1/14                      50,000          49,198
  6.20%, due 1/5/12                      100,000         101,381
                                                   -------------
                                                         519,596

                                                   -------------

TELECOMMUNICATION 0.6%
America Movil S.A. de C.V.
  5.75%, due 1/15/15                     275,000         266,793
British Telecommunications
  PLC
  8.625%, due 12/15/10                   150,000         156,753
  9.125%, due 12/15/30                   100,000          96,140
Deutsche Telekom
  International Finance B.V.
  5.25%, due 7/22/13                     100,000         102,492
  5.75%, due 3/23/16                     200,000         199,156
  9.25%, due 6/1/32                      100,000         116,573
France Telecom S.A.
  8.50%, due 3/1/31                      250,000         318,165
Koninklijke (Royal) KPN N.V.
  8.00%, due 10/1/10                     100,000         104,883
Rogers Communications, Inc.
  6.80%, due 8/15/18                     225,000         235,778




24    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
TELECOMMUNICATION (CONTINUED)
Telecom Italia Capital S.A.
  4.95%, due 9/30/14                 $   150,000   $     138,632
  6.00%, due 9/30/34                     100,000          70,958
  6.375%, due 11/15/33                   100,000          74,569
Telefonica Emisones S.A.U.
  7.045%, due 6/20/36                    100,000         104,896
Telefonica Europe B.V.
  8.25%, due 9/15/30                     200,000         227,423
TELUS Corp.
  8.00%, due 6/1/11                      100,000         106,205
Vodafone Group PLC
  6.15%, due 2/27/37                     250,000         241,837
  7.875%, due 2/15/30                    100,000         109,467
                                                   -------------
                                                       2,670,720

                                                   -------------

TRANSPORTATION 0.1%
Canadian National Railway Co.
  6.20%, due 6/1/36                      100,000          98,677
  6.375%, due 10/15/11                   100,000         109,094
  6.375%, due 11/15/37                    60,000          61,460
Canadian Pacific Railway Co.
  6.25%, due 10/15/11                    125,000         124,368
                                                   -------------
                                                         393,599

                                                   -------------

WATER 0.0%++
United Utilities PLC
  5.375%, due 2/1/19                     100,000          87,854
                                                   -------------
Total Yankee Bonds
  (Cost $16,932,008)                                  16,287,933
                                                   -------------
Total Long-Term Bonds
  (Cost $432,584,306)                                438,619,214
                                                   -------------



SHORT-TERM INVESTMENTS 2.5%
----------------------------------------------------------------

COMMERCIAL PAPER 2.5%
Wisconsin Gas Co.
  1.00%, due 5/1/09 (g)               11,150,000      11,149,935
                                                   -------------
Total Commercial Paper
  (Cost $11,150,000)                                  11,149,935
                                                   -------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $104,432
  (Collateralized by a United
  States Treasury Bill with a
  rate of 0.12%
  and a maturity date of
  7/30/09,
  with a Principal Amount of
  $110,000
  and a Market Value of
  $109,967)                              104,432         104,432
                                                   -------------
Total Repurchase Agreement
  (Cost $104,432)                                        104,432
                                                   -------------
Total Short-Term Investments
  (Cost $11,254,432)                                  11,254,367
                                                   -------------
Total Investments
  (Cost $443,838,738) (h)                  100.0%    449,873,581
Cash and Other Assets,
  Less Liabilities                           0.0         109,416
                                           -----    ------------
Net Assets                                 100.0%  $ 449,982,997
                                           =====    ============





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of these securities at April 30,
     2009 is $1,692,328, which represents 0.4%
     of the Fund's net assets.
(c)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation ("FDIC")
     Temporary Liquidity Guarantee Program and
     is backed by the full faith and credit of
     the United States.  The expiration date
     of the FDIC's guarantee is the earlier of
     the maturity date of the debt or June 30,
     2012.
(d)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date
     will be determined upon settlement. The
     market value of these securities at April
     30, 2009 is $5,096,250, which represents
     1.1% of the Fund's net assets. All or a
     portion of these securities were acquired
     under a mortgage dollar roll agreement.
(e)  Floating rate.  Rate shown is the rate in
     effect at April 30, 2009.
(f)  Yankee Bond - dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(g)  Interest rate presented is yield to
     maturity.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

(h)  At April 30, 2009, cost is $443,921,900
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 16,143,149
Gross unrealized depreciation       (10,191,468)
                                   ------------
Net unrealized appreciation        $  5,951,681
                                   ============



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices               $         --
Level 2--Other Significant
  Observable Inputs                   449,873,581
Level 3--Significant Unobservable
  Inputs                                       --
                                     ------------
Total                                $449,873,581
                                     ============




The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).



26    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $443,838,738)     $449,873,581
Receivables:
  Investment securities sold           14,518,031
  Interest                              3,719,140
  Fund shares sold                        677,177
Other assets                               81,674
                                     ------------
     Total assets                     468,869,603
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased      18,368,639
  Transfer agent (See Note 3)             179,771
  Fund shares redeemed                     90,240
  Custodian                                65,746
  Manager (See Note 3)                     57,754
  Professional fees                        47,310
  Shareholder communication                21,396
  NYLIFE Distributors (See Note 3)         15,928
  Directors                                 2,304
Accrued expenses                           10,915
Dividend payable                           26,603
                                     ------------
     Total liabilities                 18,886,606
                                     ------------
Net assets                           $449,982,997
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 700 million shares
  authorized                         $     41,008
Additional paid-in capital            444,113,236
                                     ------------
                                      444,154,244
Accumulated distributions in excess
  of net investment income                (77,295)
Accumulated net realized loss on
  investments                            (128,795)
Net unrealized appreciation on
  investments                           6,034,843
                                     ------------
Net assets                           $449,982,997
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  3,495,759
                                     ============
Shares of capital stock outstanding       317,519
                                     ============
Net asset value per share
  outstanding                        $      11.01
Maximum sales charge (3.00% of
  offering price)                            0.34
                                     ------------
Maximum offering price per share
  outstanding                        $      11.35
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 74,023,768
                                     ============
Shares of capital stock outstanding     6,750,477
                                     ============
Net asset value per share
  outstanding                        $      10.97
Maximum sales charge (3.00% of
  offering price)                            0.34
                                     ------------
Maximum offering price per share
  outstanding                        $      11.31
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $372,463,470
                                     ============
Shares of capital stock outstanding    33,939,920
                                     ============
Net asset value and offering price
  per share outstanding              $      10.97
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $11,217,739
                                      -----------
EXPENSES:
  Manager (See Note 3)                    804,088
  Transfer agent--Investor Class
     (See Note 3)                           8,966
  Transfer agent--Class A (See Note
     3)                                    55,119
  Transfer agent--Class I (See Note
     3)                                   301,850
  Distribution/Service--Investor
     Class (See Note 3)                     3,936
  Distribution/Service--Class A (See
     Note 3)                               87,995
  Professional fees                        67,362
  Custodian                                65,216
  Shareholder communication                47,665
  Registration                             43,106
  Directors                                11,617
  Miscellaneous                            17,599
                                      -----------
     Total expenses before waiver       1,514,519
  Expense waiver from Manager (See
     Note 3)                             (381,651)
                                      -----------
     Net expenses                       1,132,868
                                      -----------
Net investment income                  10,084,871
                                      -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments        4,682,680
Net change in unrealized
  depreciation on investments          22,880,277
                                      -----------
Net realized and unrealized gain on
  investments                          27,562,957
                                      -----------
Net increase in net assets resulting
  from
  operations                          $37,647,828
                                      ===========






28    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  10,084,871   $  22,692,397
 Net realized gain on
  investments                     4,682,680       2,353,728
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                    22,880,277     (18,919,378)
                              -----------------------------
 Net increase in net assets
  resulting from operations      37,647,828       6,126,747
                              -----------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                  (65,174)        (66,823)
    Class A                      (1,483,207)     (2,758,333)
    Class I                      (8,763,995)    (19,927,281)
                              -----------------------------
 Total dividends to
  shareholders                  (10,312,376)    (22,752,437)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         95,520,500     197,093,237
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      10,153,876      22,444,470
 Cost of shares redeemed       (128,761,801)   (212,827,796)
                              -----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (23,087,425)      6,709,911
                              -----------------------------
    Net increase (decrease)
     in net assets                4,248,027      (9,915,779)


NET ASSETS:
Beginning of period             445,734,970     455,650,749
                              -----------------------------
End of period                 $ 449,982,997   $ 445,734,970
                              =============================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of period             $     (77,295)  $     150,210
                              =============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                             INVESTOR CLASS
                                     ------------------------------
                                                      FEBRUARY 28,
                                     SIX MONTHS          2008**
                                        ENDED            THROUGH
                                      APRIL 30,        OCTOBER 31,

                                     ------------------------------
                                        2009*              2008
Net asset value at beginning of
  period                               $10.37             $10.97
                                       ------             ------
Net investment income                    0.21               0.30
Net realized and unrealized gain
  (loss) on investments                  0.65              (0.60)
                                       ------             ------
Total from investment operations         0.86              (0.30)
                                       ------             ------
Less dividends:
  From net investment income            (0.22)             (0.30)
                                       ------             ------
Net asset value at end of period       $11.01             $10.37
                                       ======             ======
Total investment return (a)              8.34%(b)          (2.76%)(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  3.97%++            4.26% ++
  Net expenses                           0.92%++            0.92% ++
  Expenses (before
     waiver/reimbursement)               1.28%++            1.27% ++
Portfolio turnover rate                    36%(c)             66% (c)
Net assets at end of period (in
  000's)                               $3,496             $2,874




                                                            CLASS I
                            ----------------------------------------------------------------------
                            SIX MONTHS
                               ENDED
                             APRIL 30,                     YEAR ENDED OCTOBER 31,

                            ----------------------------------------------------------------------
                               2009*        2008        2007        2006        2005        2004
Net asset value at
  beginning of period        $  10.33     $  10.70    $  10.69    $  10.69    $  11.07    $  10.89
                             --------     --------    --------    --------    --------    --------
Net investment income            0.25         0.51        0.51        0.48        0.40        0.34
Net realized and
  unrealized gain (loss)
  on investments                 0.64        (0.37)       0.02      0.00++       (0.31)       0.19
                             --------     --------    --------    --------    --------    --------
Total from investment
  operations                     0.89         0.14        0.53        0.48        0.09        0.53
                             --------     --------    --------    --------    --------    --------
Less dividends:
  From net investment
     income                     (0.25)       (0.51)      (0.52)      (0.48)      (0.47)      (0.35)
                             --------     --------    --------    --------    --------    --------
Net asset value at end
  of period                  $  10.97     $  10.33    $  10.70    $  10.69    $  10.69    $  11.07
                             ========     ========    ========    ========    ========    ========
Total investment return
  (a)                            8.63%(b)     1.25%       5.07%       4.60%       0.82%       5.01%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          4.45%++      4.74%       4.79%       4.49%       3.79%       3.43%
  Net expenses                   0.43%++      0.43%       0.43%       0.43%       0.46%       0.50%
  Expenses (before
     waiver/reimburse-
     ment)                       0.62%++      0.56%       0.53%       0.47%       0.64%       0.66%
Portfolio turnover rate            36%(c)       66%(c)     121%(c)     105%(c)     156%(c)     104%
Net assets at end of
  period (in 000's)          $372,463     $381,086    $398,047    $328,259    $265,096    $208,208




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)  Total return is not annualized.
(c)  The portfolio turnover rates not including mortgage dollar rolls are 36%, 62%,
     116%, 85% and 62% for the six-month period ended April 30, 2009 and for the years ended October 31, 2008, 2007, 2006 and 2005, respectively.





30    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                  Class A
---------------------------------------------------------------------------
                                                                 January 2,
      Six months                                                   2004**
         ended                                                    through
       April 30,             Year ended October 31,             October 31,

      ---------------------------------------------------------------------
         2009*        2008       2007       2006       2005         2004
        $ 10.33     $ 10.70    $ 10.69    $ 10.68    $ 11.07      $ 10.95
        -------     -------    -------    -------    -------      -------
           0.22        0.47       0.47       0.44       0.36         0.33
           0.65       (0.36)      0.02       0.01      (0.32)        0.13
        -------     -------    -------    -------    -------      -------
           0.87        0.11       0.49       0.45       0.04         0.46
        -------     -------    -------    -------    -------      -------

          (0.23)      (0.48)     (0.48)     (0.44)     (0.43)       (0.34)
        -------     -------    -------    -------    -------      -------
        $ 10.97     $ 10.33    $ 10.70    $ 10.69    $ 10.68      $ 11.07
        =======     =======    =======    =======    =======      =======
           8.42%(b)    0.88%      4.66%      4.29%      0.39%        3.65%(b)

           4.06%++     4.35%      4.40%      4.10%      3.45%        3.16%++
           0.82%++     0.82%      0.82%      0.82%      0.80%        0.78%++
           0.87%++     0.88%      0.93%      0.86%      0.98%        0.94%++
             36%(c)      66%(c)    121%(c)    105%(c)    156%(c)      104%
        $74,024     $61,775    $57,604    $51,941    $64,351      $48,062




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Indexed Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund's primary benchmark index.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund did not hold securities that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed


32    MainStay Indexed Bond Fund
based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees

                                                   mainstayinvestments.com    33
incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Directors. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Directors and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(J) CONCENTRATION OF RISK. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have


34    MainStay Indexed Bond Fund
not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by New York Life Investments directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.35% on assets up to $1 billion and 0.30% on assets in excess of $1 billion.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 0.92%; Class A, 0.82%; and Class I, 0.43%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $804,088 and waived its fees in the amount of $381,651.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                           OCTOBER 31,

      2009            2010             2011             2012             TOTAL
   $123,157         $443,798         $586,400         $381,651        $1,535,006
----------------------------------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class and Class A shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,037 and $2,421, respectively, for the six-month period ended April 30, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A of $16, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND
SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for

                                                   mainstayinvestments.com    35
which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $365,935.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                         $     1,214     0.0%++
---------------------------------------------------
Class I                          42,893,106    11.5
---------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $23,481.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $4,760,891 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2014               $4,454
       2015                  307
------------------------------------

      Total               $4,761
------------------------------------


The Fund utilized $2,135,562 of capital loss carryforwards during the year ended October 31, 2008.

The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distributions paid from:
  Ordinary Income                    $22,752,437
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of U.S. Government securities were $114,936 and $136,739, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $121,264 and $28,423, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       94,088   $   1,031,609
Shares issued to
  shareholders in
  reinvestment of dividends        5,794          63,476
Shares redeemed                  (53,940)       (591,370)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                      45,942         503,715
Shares converted into
  Investor Class (See Note
  1)                               7,186          79,044
Shares converted from
  Investor Class (See Note
  1)                             (12,805)       (142,139)
                             ---------------------------
Net increase                      40,323   $     440,620
                             ===========================



36    MainStay Indexed Bond Fund

 INVESTOR CLASS (CONTINUED)       SHARES          AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                      163,014   $   1,768,776
Shares issued to
  shareholders in
  reinvestment of dividends        6,004          64,262
Shares redeemed                  (50,821)       (549,048)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                     118,197       1,283,990
Shares converted into
  Investor Class (See Note
  1)                             184,770       2,032,966
Shares converted from
  Investor Class (See Note
  1)                             (25,771)       (277,039)
                             ---------------------------
Net increase                     277,196   $   3,039,917
                             ===========================

(a) Investor Class shares were first offered on February
    28, 2008.

 CLASS A                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    2,444,270   $  26,687,011
Shares issued to
  shareholders in
  reinvestment of dividends      122,148       1,333,119
Shares redeemed               (1,802,681)    (19,726,409)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                     763,737       8,293,721
Shares converted into Class
  A
  (See Note 1)                    12,852         142,139
Shares converted from Class
  A
  (See Note 1)                    (7,212)        (79,044)
                             ---------------------------
Net increase                     769,377   $   8,356,816
                             ===========================
Year ended October 31,
  2008:
Shares sold                    3,315,689   $  35,920,082
Shares issued to
  shareholders in
  reinvestment of dividends      228,054       2,459,074
Shares redeemed               (2,787,908)    (30,156,274)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                     755,835       8,222,882
Shares converted into Class
  A
  (See Note 1)                    25,867         277,039
Shares converted from Class
  A
  (See Note 1)                  (185,412)     (2,032,966)
                             ---------------------------
Net increase                     596,290   $   6,466,955
                             ===========================



 CLASS I                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    6,218,362   $  67,801,880
Shares issued to
  shareholders in
  reinvestment of dividends      802,083       8,757,281
Shares redeemed               (9,954,329)   (108,444,022)
                             ---------------------------
Net decrease                  (2,933,884)  $ (31,884,861)
                             ===========================
Year ended October 31,
  2008:
Shares sold                   14,720,758   $ 159,404,379
Shares issued to
  shareholders in
  reinvestment of dividends    1,847,284      19,921,134
Shares redeemed              (16,890,340)   (182,122,474)
                             ---------------------------
Net decrease                    (322,298)  $  (2,796,961)
                             ===========================



NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    37

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at www.mainstayinvestments.com; or on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).




38    MainStay Indexed Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175
NYLIM-AO15851         (RECYCLE LOGO)            MS140-09           MSIN10-06/09
                                                                          B3

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INTERMEDIATE TERM BOND FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INTERMEDIATE TERM BOND FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       21
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              27
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        35
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       35

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUC-TUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          2.39%    -1.01%    3.17%    4.17%
Excluding sales charges     7.22      3.66     4.12     4.65




                                                            (With sales charges)

                                 MAINSTAY INTERMEDIATE    LEHMAN BROTHERS
                                       TERM BOND           AGGREGATE BOND
                                          FUND                 INDEX
                                 ---------------------    ---------------
4/30/99                                   9550                 10000
                                          9489                 10126
                                         10585                 11380
                                         11118                 12272
                                         12157                 13556
                                         12295                 13803
                                         12872                 14529
                                         12889                 14632
                                         13804                 15709
                                         14517                 16788
4/30/09                                  15048                 17432






CLASS A SHARES(3)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          2.52%    -0.77%    3.21%    4.19%
Excluding sales charges     7.36      3.90     4.17     4.67




                                                            (With sales charges)

                                 MAINSTAY INTERMEDIATE    LEHMAN BROTHERS
                                       TERM BOND           AGGREGATE BOND
                                          FUND                 INDEX
                                 ---------------------    ---------------
4/30/99                                  23875                 25000
                                         23723                 25315
                                         26463                 28450
                                         27795                 30680
                                         30393                 33891
                                         30738                 34509
                                         32180                 36322
                                         32222                 36580
                                         34509                 39272
                                         36285                 41969
4/30/09                                  37701                 43579






CLASS B SHARES(3)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          1.85%    -2.09%    2.99%    3.88%
Excluding sales charges     6.85      2.91     3.35     3.88




                                                            (With sales charges)

                                 MAINSTAY INTERMEDIATE    LEHMAN BROTHERS
                                       TERM BOND           AGGREGATE BOND
                                          FUND                 INDEX
                                 ---------------------    ---------------
4/30/99                                  10000                 10000
                                          9860                 10126
                                         10922                 11380
                                         11378                 12272
                                         12349                 13556
                                         12411                 13803
                                         12897                 14529
                                         12831                 14632
                                         13624                 15709
                                         14217                 16788
4/30/09                                  14631                 17432





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          5.95%    1.91%    3.37%    3.89%
Excluding sales charges     6.95     2.91     3.37     3.89




                                                            (With sales charges)

                                 MAINSTAY INTERMEDIATE    LEHMAN BROTHERS
                                       TERM BOND           AGGREGATE BOND
                                          FUND                 INDEX
                                 ---------------------    ---------------
4/30/99                                  10000                 10000
                                          9860                 10126
                                         10922                 11380
                                         11378                 12272
                                         12349                 13556
                                         12411                 13803
                                         12898                 14529
                                         12831                 14632
                                         13624                 15709
                                         14232                 16788
4/30/09                                  14646                 17432






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
                            7.50%    4.19%    4.55%    4.99%





                                 MAINSTAY INTERMEDIATE    LEHMAN BROTHERS
                                       TERM BOND           AGGREGATE BOND
                                          FUND                 INDEX
                                 ---------------------    ---------------
4/30/99                                  10000                 10000
                                          9962                 10126
                                         11136                 11380
                                         11721                 12272
                                         12847                 13556
                                         13025                 13803
                                         13696                 14529
                                         13774                 14632
                                         14795                 15709
                                         15615                 16788
4/30/09                                  16268                 17432







 BENCHMARK PERFORMANCE                                         SIX      ONE      FIVE     TEN
                                                             MONTHS     YEAR    YEARS    YEARS
Barclays Capital U.S. Aggregate Bond Index(4)                 7.74%     3.84%    4.78%    5.71%
Average Lipper intermediate investment grade debt fund(5)     5.87     -3.13     2.12     3.92



   after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A, B and C shares might have been lower.
4. The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers(R) U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. The Barclays Capital U.S. Aggregate Bond Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper intermediate investment grade debt fund is representative of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Intermediate Term Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERMEDIATE TERM BOND FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,072.20        $6.06          $1,018.90         $5.91
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,073.60        $5.09          $1,019.90         $4.96
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,068.50        $9.90          $1,015.20         $9.64
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,069.50        $9.90          $1,015.20         $9.64
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,075.00        $3.60          $1,021.30         $3.51
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.18% for Investor Class, 0.99% for Class A, 1.93% for Class B and Class C and 0.70% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2009

(COMPOSITION PIE CHART)

U.S. Government and Federal Agencies             63.6
Corporate Bonds                                  16.6
Short-Term Investment                            16.0
Yankee Bonds                                      3.8
Asset-Backed Securities                           3.1
Mortgage-Backed Securities                        3.0
Foreign Government Bonds                          1.6
Municipal Bonds                                   0.3
Convertible Preferred Stock                       0.0
Preferred Stock                                   0.0
Futures Contracts Long                          (00.0)
Futures Contracts Short                          (0.1)
Liabilities in Excess of Cash and Other
  Assets                                         (7.9)





See Portfolio of Investments on page 11 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN ISSUERS HELD AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.50%-6.50%, due 2/1/17-4/30/39
    2.  United States Treasury Notes,
        1.375%-4.875%,
        due 3/15/12-2/15/19
    3.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Securities),
        3.00%-6.50%, due 8/1/10-4/1/37
    4.  United States Treasury Bonds,
        3.50%-8.75%,
        due 8/15/20-2/15/39
    5.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        6.00%-6.50%,
        due 7/15/28-4/30/39
    6.  Federal National Mortgage Association,
        4.625%-6.25%,
        due 2/1/11-1/2/14
    7.  John Deere Capital Corp., 2.875%, due
        6/19/12
    8.  PNC Funding Corp., 2.30%, due 6/22/12
    9.  General Electric Capital Corp.,
        3.00%-6.875%,
        due 12/9/11-1/10/39
   10.  HSBC USA, Inc., 3.125%, due 12/16/11







8    MainStay Intermediate Term Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS GARY GOODENOUGH AND JAMES RAMSAY, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY INTERMEDIATE TERM BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Intermediate Term Bond Fund returned 7.22% for Investor Class shares, 7.36% for Class A shares, 6.85% for Class B shares and 6.95% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned 7.50%. All share classes outperformed the 5.87% return of the average Lipper(1) intermediate investment grade debt fund but underperformed the 7.74% return of the Barclays Capital U.S. Aggregate Bond Index(2) for the six-month reporting period. The Barclays Capital U.S. Aggregate Bond Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The financial markets saw times of weakness and times of strength, providing what we call a "tale of two cities" outcome during the reporting period. The fourth quarter of 2008 proved to be a difficult period for the economy and the financial system. The latter part of the first quarter into April 2009, on the other hand, was among the strongest periods for higher-beta, lower-quality assets seen in some time.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

The Fund was defensively positioned during the reporting period, as we sought to avoid illiquid sectors. We favored spread(3) (or non-Treasury) sectors that carried the advantage of a government seal, as the Federal Reserve announced that it would seek to ease the money supply by purchasing government securities, including longer-term Treasurys, agency mortgage-backed securities and agency debt. The Federal Reserve's presence as a backstop structurally improved the attractiveness of higher-beta, lower-quality assets.

By the end of 2008, we had moved Fund assets incrementally into newly issued bank debt and agency debentures that were guaranteed by the Federal Deposit Insurance Corporation (FDIC) through June 2012.

The Fund was initially underweight relative to the Barclays Capital U.S. Aggregate Bond index in commercial mortgage-backed securities (CMBS) because of the sector's deteriorating fundamentals. Late in the first quarter of 2009, we increased the Fund's CMBS exposure to take advantage of favorable U.S. government policy initiatives and strong investor demand. The Fund's CMBS positioning contributed positively to the Fund's relative performance during the reporting period.

The Fund was also modestly overweight relative to the Barclays Capital U.S. Aggregate Bond Index in residential mortgage-backed securities and asset-

----------
The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases, could result in the Fund disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower, as well as the lending institution or other participant from whom the Fund purchased such loan participation interests. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The principal risks of to be announced securities (TBA) securities transactions are increased credit risk and increased overall investment exposure. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                    mainstayinvestments.com    9
backed securities collateralized by credit-card and auto-loan receivables. These asset-backed securities benefited from the Term Asset-Backed Securities Loan Facility (TALF). In the mortgage sector, we favored high-quality Ginnie Mae securities. We avoided lower-coupon conventional Fannie Mae securities, where the risk that slowing prepayments might interfere with investor flexibility remained high. The Fund held an overweight position in mortgage pass-through securities that had been established in September 2008, after Fannie Mae and Freddie Mac entered conservatorship.

The Fund was underweight relative to the Barclays Capital U.S. Aggregate Bond Index in investment-grade credit during the reporting period. Even so, strong security selection among lower-quality (BBB-rated)(4) securities proved to be the focal point of the Fund's returns at the end of the first quarter and the beginning of April. We took selective advantage of the new-issue calendar when industrials and utilities with durable cash flows issued bonds at price concessions in an effort to entice investors. The Fund also benefited from an underweight position in the banking and brokerage industries. During the reporting period, these industries felt the negative effects of balance-sheet deterioration at many financial institutions.

The Fund's modest exposure to lower-quality corporate debt detracted from the Fund's relative performance during the fourth quarter of 2008 when higher-beta, lower-quality assets sold off, but boosted performance late in the first quarter and into April. At that time, the Fund benefited from an enhanced yield advantage and from spread compression in light of renewed interest in higher-beta, lower-quality assets.

The Fund maintained an underweight position relative to the Barclays Capital U.S. Aggregate Bond Index in Yankee debt, or bonds issued in the U.S. domestic market by non-U.S. companies. These bonds contributed positively to the Fund's relative performance late in the reporting period, when U.S. Treasury rates rose and higher-beta, lower-quality assets rallied.

Finally, Fund allocations to select fixed-income sectors not part of the Barclays Capital U.S. Aggregate Bond Index helped the Fund's relative performance during the reporting period. We favored currency-hedged intermediate-term U.K. gilts and German bunds over U.S. Treasurys. We anticipated that yield spreads would narrow between U.S. Treasurys and these foreign government bonds as overseas central banks caught up with the U.S. Federal Reserve.

HOW DID THE FUND'S DURATION AND YIELD-CURVE STRATEGIES AFFECT THE FUND'S RELATIVE PERFORMANCE?

During the reporting period, the Fund maintained a duration(5) that was relatively neutral to that of the Barclays Capital U.S. Aggregate Bond Index. We also maintained a yield curve(6) flattening bias in light of our belief that the Federal Reserve would need to keep interest rates low. The Fund's duration and yield curve positioning modestly detracted from the Fund's relative performance during the reporting period.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2009, the Fund was underweight in relation to the Barclays Capital U.S. Aggregate Bond Index in U.S. Treasury securities. Instead, the Fund favored high-quality spread product, or non-Treasury securities. As of the same date, the Fund also held approximately 7% of its net assets in cash and cash equivalents.

At the end of the reporting period, the Fund maintained its neutral duration posture relative to the Barclays Capital U.S. Aggregate Bond Index. The Fund also maintained its flatter yield-curve bias.



----------
4. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Intermediate Term Bond Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2009 UNAUDITED



                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS 92.0%+
ASSET-BACKED SECURITIES 3.1%
----------------------------------------------------------------

AUTOMOBILE 0.1%
Superior Wholesale Inventory
  Financing Trust
  Series 2007-AE1, Class A
  0.551%, due 1/15/12 (a)            $   205,000   $     164,000
                                                   -------------


CONSUMER FINANCE 0.3%
Harley-Davidson Motorcycle
  Trust
  Series 2007-1, Class A3
  5.22%, due 3/15/12                     542,125         545,284
                                                   -------------


CONSUMER LOANS 0.3%
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                    675,000         710,374
                                                   -------------


CREDIT CARDS 1.8%
Bank of America Credit Card
  Trust
  Series 2006-C4, Class C4
  0.681%, due 11/15/11 (a)               465,000         457,289
Chase Issuance Trust
  Series 2006-C4, Class C4
  0.741%, due 1/15/14 (a)                750,000         466,026
Citibank Credit Card Issuance
  Trust
  Series 2006-C4, Class C4
  0.698%, due 1/9/12 (a)                 820,000         756,005
  Series 2006-A4, Class A4
  5.45%, due 5/10/13                     700,000         721,434
MBNA Credit Card Master Note
  Trust Series 2005-A3, Class
  A3
  4.10%, due 10/15/12                    975,000         990,592
  Series 2005-A6, Class A6
  4.50%, due 1/15/13                     390,000         398,911
Murcie Lago International,
  Ltd.
  Series 2006-1X, Class A
  0.668%, due 3/27/11
  (a)(b)(c)                              285,000         258,814
                                                   -------------
                                                       4,049,071
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 0.3%
Dominos Pizza Master Issuer
  LLC
  Series 2007-1, Class A2
  5.261%, due 4/25/37 (d)                550,000         296,338
Dunkin Securitization
  Series 2006-1, Class A2
  5.779%, due 6/20/31 (d)                395,000         273,743
USXL Funding LLC
  Series 2006-1A, Class A
  5.379%, due 4/15/14 (b)(d)             107,454          97,413
                                                   -------------
                                                         667,494
                                                   -------------

HOME EQUITY 0.3%
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (e)                295,000         256,336
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (e)                450,000         384,095
                                                   -------------
                                                         640,431
                                                   -------------
Total Asset-Backed Securities
  (Cost $7,601,299)                                    6,776,654
                                                   -------------



CORPORATE BONDS 16.6%
----------------------------------------------------------------

ADVERTISING 0.0%++
Lamar Media Corp.
  7.25%, due 1/1/13                       20,000          17,900
                                                   -------------


AGRICULTURE 1.2%
Altria Group, Inc.
  9.95%, due 11/10/38                    615,000         675,068
Cargill, Inc.
  5.20%, due 1/22/13 (d)               1,000,000         972,425
  5.60%, due 9/15/12 (d)                 910,000         901,335
Reynolds American, Inc.
  7.625%, due 6/1/16                      12,000          10,553
                                                   -------------
                                                       2,559,381
                                                   -------------

AIRLINES 0.0%++
Delta Air Lines, Inc. (Escrow
  Shares)
  2.875%, due 2/6/24 (f)(g)               10,000              72
  2.875%, due 2/18/49
  (d)(f)(g)                                5,000              36
  8.00%, due 6/3/49 (f)(g)                20,000             145
  8.30%, due 12/15/29 (f)(g)              10,000              50
Northwest Airlines, Inc.
  (Escrow Shares)
  8.875%, due 6/1/49 (f)(g)                5,000              13
  10.00%, due 2/1/49 (f)(g)               10,000              25
                                                   -------------
                                                             341
                                                   -------------

APPAREL 0.0%++
Unifi, Inc.
  11.50%, due 5/15/14                     10,000           5,150
                                                   -------------




 +  Percentages indicated are based on Fund net assets.
 v Among the Fund's 10 largest issuers held, as of April 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
AUTO PARTS & EQUIPMENT 0.0%++
FleetPride Corp.
  11.50%, due 10/1/14 (d)            $    25,000   $      21,250
Goodyear Tire & Rubber Co.
  (The)
  8.625%, due 12/1/11                     14,000          13,370
Lear Corp.
  Series B
  8.50%, due 12/1/13                       8,000           1,160
  8.75%, due 12/1/16                       7,000           1,085
Tenneco Automotive, Inc.
  8.625%, due 11/15/14                    10,000           3,000
                                                   -------------
                                                          39,865
                                                   -------------

BANKS 4.4%
Bank of America N.A.
  1.70%, due 12/23/10 (h)              1,235,000       1,246,592
GMAC LLC
  8.00%, due 11/1/31 (d)                  28,000          19,600
V  HSBC USA, Inc.
  3.125%, due 12/16/11 (h)             1,950,000       2,015,463
V  PNC Funding Corp.
  2.30%, due 6/22/12 (h)               2,255,000       2,262,383
Regions Bank
  3.25%, due 12/9/11 (h)               1,635,000       1,690,776
Sovereign Bank
  2.75%, due 1/17/12 (h)               1,775,000       1,799,442
USB Capital IX
  6.189%, due 4/15/49 (a)                470,000         260,850
Wachovia Corp.
  5.50%, due 5/1/13                      400,000         392,153
                                                   -------------
                                                       9,687,259
                                                   -------------

BEVERAGES 0.0%++
Constellation Brands, Inc.
  7.25%, due 5/15/17                      15,000          14,475
                                                   -------------


BUILDING MATERIALS 0.2%
USG Corp.
  6.30%, due 11/15/16                    630,000         415,800
                                                   -------------


CHEMICALS 0.0%++
Mosaic Global Holdings, Inc.
  7.375%, due 12/1/14 (d)                 15,000          14,887
  7.625%, due 12/1/16 (d)                 15,000          15,075
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (d)                  10,000           8,400
Tronox Worldwide LLC/Tronox
  Finance Corp.
  9.50%, due 12/1/12 (g)                  15,000           2,550
                                                   -------------
                                                          40,912
                                                   -------------

COAL 0.0%++
Peabody Energy Corp.
  7.375%, due 11/1/16                     10,000           9,775
  7.875%, due 11/1/26                     15,000          13,725
                                                   -------------
                                                          23,500
                                                   -------------

COMMERCIAL SERVICES 0.0%++
Cardtronics, Inc.
  9.25%, due 8/15/13                      15,000          10,875
iPayment, Inc.
  9.75%, due 5/15/14                      10,000           5,800
Service Corp. International
  7.625%, due 10/1/18                     10,000           9,125
                                                   -------------
                                                          25,800
                                                   -------------

COMPUTERS 0.0%++
SunGard Data Systems, Inc.
  4.875%, due 1/15/14                     10,000           8,800
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 3.7%
AmeriCredit Corp.
  8.50%, due 7/1/15                       15,000          14,100
Caterpillar Financial
  Services Corp.
  6.125%, due 2/17/14                  1,250,000       1,275,066
V  General Electric Capital
  Corp.
  3.00%, due 12/9/11 (h)               1,520,000       1,568,134
  6.875%, due 1/10/39                    805,000         630,748
Harley-Davidson Funding Corp.
  6.80%, due 6/15/18 (d)                 250,000         176,616
V  John Deere Capital Corp.
  2.875%, due 6/19/12 (h)              2,520,000       2,590,358
JPMorgan Chase & Co.
  2.125%, due 6/22/12 (h)                590,000         591,315
LaBranche & Co., Inc.
  11.00%, due 5/15/12                      5,000           4,550
Merrill Lynch & Co., Inc.
  6.05%, due 8/15/12                     800,000         735,826
Morgan Stanley
  6.75%, due 4/15/11                     585,000         597,975
                                                   -------------
                                                       8,184,688
                                                   -------------

ELECTRIC 0.2%
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                       44,113          40,805
Appalachian Power Co.
  5.65%, due 8/15/12                     400,000         398,887
NRG Energy, Inc.
  7.25%, due 2/1/14                        5,000           4,825
  7.375%, due 2/1/16                      10,000           9,625




12    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
Reliant Energy Mid-Atlantic
  Power Holdings LLC
  Series C
  9.681%, due 7/2/26                 $    15,000   $      13,650
                                                   -------------
                                                         467,792
                                                   -------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.0%++
Belden, Inc.
  7.00%, due 3/15/17                      15,000          13,200
                                                   -------------


ENTERTAINMENT 0.1%
Gaylord Entertainment Co.
  8.00%, due 11/15/13                     15,000          10,725
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                      15,000          10,838
Mohegan Tribal Gaming
  Authority
  6.375%, due 7/15/09                     30,000          29,100
Penn National Gaming, Inc.
  6.75%, due 3/1/15                       25,000          23,062
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                       30,000          26,250
Vail Resorts, Inc.
  6.75%, due 2/15/14                      30,000          27,000
                                                   -------------
                                                         126,975
                                                   -------------

ENVIRONMENTAL CONTROLS 0.0%++
Geo Sub Corp.
  11.00%, due 5/15/12                     20,000          14,375
                                                   -------------


FINANCE--AUTO LOANS 0.0%++
Ford Motor Credit Co. LLC
  7.375%, due 10/28/09                    10,000           9,603
                                                   -------------


FINANCE--OTHER SERVICES 0.0%++
American Real Estate
  Partners, L.P./American
  Real Estate Finance Corp.
  7.125%, due 2/15/13                     30,000          25,200
  8.125%, due 6/1/12                      50,000          44,500
                                                   -------------
                                                          69,700
                                                   -------------

FOOD 0.0%++
Stater Brothers Holdings
  7.75%, due 4/15/15                       5,000           4,825
                                                   -------------


FOREST PRODUCTS & PAPER 0.0%++
Bowater, Inc.
  9.375%, due 12/15/21 (g)                40,000           4,900
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (d)                  15,000          14,250
  8.875%, due 5/15/31                     50,000          42,750
                                                   -------------
                                                          61,900
                                                   -------------

HAND & MACHINE TOOLS 0.0%++
Baldor Electric Co.
  8.625%, due 2/15/17                     15,000          13,275
                                                   -------------


HEALTH CARE--PRODUCTS 0.0%++
Catalent Pharma Solutions,
  Inc.
  9.50%, due 4/15/15 (i)                  20,000           6,800
Cooper Cos., Inc. (The)
  7.125%, due 2/15/15                     10,000           9,350
Hanger Orthopedic Group, Inc.
  10.25%, due 6/1/14                      15,000          15,375
Invacare Corp.
  9.75%, due 2/15/15                      15,000          15,112
Universal Hospital Services,
  Inc.
  5.943%, due 6/1/15 (a)                   5,000           3,838
  8.50%, due 6/1/15 (i)                    5,000           4,650
VWR Funding, Inc.
  Series B
  10.25%, due 7/15/15 (i)                 15,000          10,912
                                                   -------------
                                                          66,037
                                                   -------------

HEALTH CARE--SERVICES 0.8%
Alliance HealthCare Services,
  Inc.
  7.25%, due 12/15/12                      5,000           4,938
Centene Corp.
  7.25%, due 4/1/14                        8,000           7,320
Community Health Systems,
  Inc.
  8.875%, due 7/15/15                     35,000          34,825
HCA, Inc.
  6.30%, due 10/1/12                      10,000           8,850
  8.75%, due 9/1/10                        5,000           4,988
Highmark, Inc.
  6.80%, due 8/15/13 (b)(d)              920,000         866,429
Psychiatric Solutions, Inc.
  7.75%, due 7/15/15                      10,000           9,150
Roche Holdings, Inc.
  6.00%, due 3/1/19 (d)                  700,000         727,828
Vanguard Health Holding Co.
  II LLC
  9.00%, due 10/1/14                      15,000          14,287
                                                   -------------
                                                       1,678,615
                                                   -------------

HOLDING COMPANY--DIVERSIFIED 0.0%++
Susser Holdings LLC/Susser
  Finance Corp.
  10.625%, due 12/15/13                   10,000          10,100
                                                   -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
HOUSEHOLD PRODUCTS & WARES 0.0%++
ACCO Brands Corp.
  7.625%, due 8/15/15                $    10,000   $       3,500
Jarden Corp.
  7.50%, due 5/1/17                       10,000           8,850
Libbey Glass, Inc.
  9.568%, due 6/1/11 (a)                  10,000           5,400
                                                   -------------
                                                          17,750
                                                   -------------

INSURANCE 0.2%
Crum & Forster Holdings Corp.
  7.75%, due 5/1/17                       30,000          24,000
HUB International Holdings,
  Inc.
  9.00%, due 12/15/14 (d)                 30,000          20,850
Marsh & McLennan Cos., Inc.
  9.25%, due 4/15/19                     130,000         135,357
Travelers Cos., Inc. (The)
  6.25%, due 3/15/37 (a)                 475,000         292,423
USI Holdings Corp.
  5.113%, due 11/15/14 (a)(d)              5,000           2,400
  9.75%, due 5/15/15 (d)                  10,000           4,800
                                                   -------------
                                                         479,830
                                                   -------------

LODGING 0.1%
Boyd Gaming Corp.
  7.75%, due 12/15/12                     25,000          24,250
MTR Gaming Group, Inc.
  Series B
  9.00%, due 6/1/12                        5,000           2,350
  9.75%, due 4/1/10                        5,000           4,287
Seminole Hard Rock
  Entertainment, Inc./
  Seminole Hard Rock
  International LLC
  3.82%, due 3/15/14 (a)(d)               10,000           6,600
Wyndham Worldwide Corp.
  6.00%, due 12/1/16                     345,000         227,496
                                                   -------------
                                                         264,983
                                                   -------------

MACHINERY--CONSTRUCTION & MINING 0.0%++
Caterpillar, Inc.
  6.05%, due 8/15/36                      55,000          46,623
                                                   -------------


MEDIA 1.1%
ION Media Networks, Inc.
  7.381%, due 1/15/13
  (a)(d)(i)                                6,745              50
Morris Publishing Group LLC
  7.00%, due 8/1/13 (g)                   15,000             619
Rainbow National Services LLC
  8.75%, due 9/1/12 (d)                   15,000          15,300
Time Warner Cable, Inc.
  8.25%, due 2/14/14                   1,005,000       1,102,291
Time Warner Entertainment
  Co., L.P.
  10.15%, due 5/1/12                     396,000         446,221
Time Warner, Inc.
  7.70%, due 5/1/32                      950,000         864,737
Ziff Davis Media, Inc.
  8.801%, due 7/15/11
  (a)(b)(c)(i)                             7,794           2,962
                                                   -------------
                                                       2,432,180
                                                   -------------

METAL FABRICATE & HARDWARE 0.0%++
Mueller Water Products, Inc.
  7.375%, due 6/1/17                      15,000           8,850
Neenah Foundary Co.
  9.50%, due 1/1/17                       20,000           5,300
                                                   -------------
                                                          14,150
                                                   -------------

MINING 0.4%
Alcoa, Inc.
  5.90%, due 2/1/27                      560,000         353,862
Freeport-McMoRan Copper &
  Gold, Inc.
  8.25%, due 4/1/15                       10,000           9,850
  8.375%, due 4/1/17                      20,000          19,600
Vulcan Materials Co.
  6.30%, due 6/15/13                     500,000         491,401
                                                   -------------
                                                         874,713
                                                   -------------

MISCELLANEOUS--MANUFACTURING 0.0%++
Actuant Corp.
  6.875%, due 6/15/17                     10,000           9,050
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                       20,000          16,350
                                                   -------------
                                                          25,400
                                                   -------------

OIL & GAS 1.1%
Anadarko Petroleum Corp.
  5.95%, due 9/15/16                   1,080,000         977,128
Chaparral Energy, Inc.
  8.50%, due 12/1/15                      25,000          10,000
Chesapeake Energy Corp.
  6.50%, due 8/15/17                      20,000          17,150
Devon OEI Operating, Inc.
  7.25%, due 10/1/11                     760,000         804,313
Enterprise Products
  Operating, L.P.
  4.95%, due 6/1/10                      350,000         350,507
Forest Oil Corp.
  7.25%, due 6/15/19                      20,000          16,650
  8.00%, due 12/15/11                     10,000           9,825
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  9.00%, due 6/1/16 (d)                    5,000           4,275
Mariner Energy, Inc.
  7.50%, due 4/15/13                      25,000          20,250
Newfield Exploration Co.
  6.625%, due 4/15/16                     15,000          13,575




14    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
OIL & GAS (CONTINUED)
Parker Drilling Co.
  9.625%, due 10/1/13                $    15,000   $      11,738
Pemex Project Funding Master
  Trust
  6.625%, due 6/15/35                     25,000          20,215
Regency Energy Partners/
  Regency Energy Finance
  Corp.
  8.375%, due 12/15/13                    16,000          14,960
RRI Energy, Inc.
  7.625%, due 6/15/14                      5,000           4,513
  7.875%, due 6/15/17                     30,000          26,775
Stone Energy Corp.
  6.75%, due 12/15/14                     10,000           4,150
Whiting Petroleum Corp.
  7.00%, due 2/1/14                       20,000          17,200
  7.25%, due 5/1/13                        5,000           4,400
                                                   -------------
                                                       2,327,624
                                                   -------------

OIL & GAS SERVICES 0.0%++
Allis-Chalmers Energy, Inc.
  8.50%, due 3/1/17                        5,000           2,300
  9.00%, due 1/15/14                      10,000           4,950
Complete Production Services,
  Inc.
  8.00%, due 12/15/16                     25,000          18,500
                                                   -------------
                                                          25,750
                                                   -------------

PHARMACEUTICALS 0.2%
Medco Health Solutions, Inc.
  6.125%, due 3/15/13                    120,000         120,554
  7.25%, due 8/15/13                     155,000         159,608
NBTY, Inc.
  7.125%, due 10/1/15                     10,000           9,000
                                                   -------------
                                                         289,162
                                                   -------------

PIPELINES 0.8%
Copano Energy LLC
  8.125%, due 3/1/16                      10,000           9,100
El Paso Natural Gas Co.
  7.50%, due 11/15/26                      5,000           4,485
MarkWest Energy Partners,
  L.P./
  MarkWest Energy Finance
  Corp.
  Series B
  6.875%, due 11/1/14                     20,000          16,400
Nustar Logistics
  7.65%, due 4/15/18                     200,000         176,700
ONEOK Partners, L.P.
  8.625%, due 3/1/19                     200,000         203,276
Panhandle Eastern Pipeline
  Co.
  6.20%, due 11/1/17                     945,000         859,260
Williams Cos., Inc. (The)
  8.75%, due 1/15/20 (d)                 405,000         416,138
                                                   -------------
                                                       1,685,359
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 0.1%
Host Hotels & Resorts, L.P.
  6.875%, due 11/1/14                     10,000           9,150
Host Marriott, L.P.
  6.375%, due 3/15/15                     15,000          13,275
  Series Q
  6.75%, due 6/1/16                       15,000          13,087
Omega Healthcare Investors,
  Inc.
  7.00%, due 4/1/14                       20,000          18,650
Trustreet Properties, Inc.
  7.50%, due 4/1/15                       25,000          24,311
                                                   -------------
                                                          78,473
                                                   -------------

RETAIL 1.0%
CVS Caremark Corp.
  5.789%, due 1/10/26 (d)                 98,668          74,495
  6.302%, due 6/1/37 (a)                 560,000         364,000
Home Depot, Inc.
  5.40%, due 3/1/16                      410,000         393,817
Rite Aid Corp.
  8.625%, due 3/1/15                      16,000           8,640
  9.375%, due 12/15/15                    15,000           8,175
Star Gas Partners, L.P./
  Star Gas Finance Co.
  Series B
  10.25%, due 2/15/13                     13,000          11,505
TJX Cos., Inc.
  6.95%, due 4/15/19                     330,000         342,689
Yum! Brands, Inc.
  6.25%, due 3/15/18                     895,000         844,375
                                                   -------------
                                                       2,047,696
                                                   -------------

TELECOMMUNICATIONS 0.9%
Alcatel-Lucent USA, Inc.
  6.45%, due 3/15/29                      60,000          29,700
Alltel Corp.
  6.50%, due 11/1/13                   1,265,000       1,338,307
AT&T, Inc.
  6.55%, due 2/15/39                     425,000         408,730
Centennial Cellular Operating
  Co./
  Centennial Communications
  Corp.
  10.125%, due 6/15/13                     5,000           5,187
GCI, Inc.
  7.25%, due 2/15/14                      15,000          13,800
iPCS, Inc.
  3.179%, due 5/1/13 (a)                   5,000           4,050
PAETEC Holding Corp.
  9.50%, due 7/15/15                      10,000           7,500


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11                 $     7,000   $       6,895
Qwest Corp.
  7.50%, due 10/1/14                      10,000           9,650
  8.875%, due 3/15/12                     20,000          20,300
                                                   -------------
                                                       1,844,119
                                                   -------------

TEXTILES 0.0%++
INVISTA
  9.25%, due 5/1/12 (d)                   30,000          27,225
                                                   -------------


TRANSPORTATION 0.1%
Atlantic Express
  Transportation Corp.
  9.961%, due 4/15/12 (a)(g)               5,000           1,656
Union Pacific Corp.
  6.125%, due 1/15/12                    280,000         286,424
                                                   -------------
                                                         288,080
                                                   -------------

TRUCKING & LEASING 0.0%++
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                      5,000           2,200
                                                   -------------
Total Corporate Bonds
  (Cost $37,865,303)                                  36,331,585
                                                   -------------



FOREIGN GOVERNMENT BONDS 1.6%
----------------------------------------------------------------

GERMANY 0.8%
Republic of Germany
  3.75%, due 1/4/17                  E   595,000         826,544
  4.25%, due 7/4/14                      580,000         835,036
                                                   -------------
                                                       1,661,580
                                                   -------------

ISRAEL 0.8%
AID--Israel Government Bond
  5.50%, due 12/4/23                 $ 1,570,000       1,705,929
                                                   -------------


VENEZUELA 0.0%++
Republic of Venezuela
  6.00%, due 12/9/20                     169,000          81,965
                                                   -------------
Total Foreign Government
  Bonds
  (Cost $3,427,057)                                    3,449,474
                                                   -------------



MORTGAGE-BACKED SECURITIES 3.0%
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 3.0%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                   655,498         644,282
  Series 2007-2, Class A4
  5.867%, due 4/10/49 (a)                920,000         721,554
Bayview Commercial Asset
  Trust
  Series 2006-4A, Class A1
  0.668%, due 12/25/36
  (a)(b)(d)                              221,357         131,262
Bear Stearns Commercial
  Mortgage Securities
  Series 2007-PW16, Class A4
  5.909%, due 6/11/40 (a)                920,000         762,320
Citigroup Commercial Mortgage
  Trust
  Series 2008-C7, Class A4
  6.299%, due 12/10/49 (a)               460,000         372,196
Citigroup/Deutsche Bank
  Commercial Mortgage Trust
  Series 2006-CD3, Class A5
  5.617%, due 10/15/48                   520,000         430,969
Commercial Mortgage Loan
  Trust
  6.22%, due 12/10/49 (a)                990,000         711,087
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (d)               470,000         324,319
GS Mortgage Securities Corp.
  II
  Series 2007-GG10, Class A4
  5.993%, due 8/10/45 (a)              1,405,000       1,061,054
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                    123,222         123,081
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                   137,173         136,754
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  0.90%, due 2/25/42
  (a)(b)(c)(d)                           475,819         448,698
Timberstar Trust
  Series 2006-1, Class A
  5.668%, due 10/15/36 (c)(d)            160,000         125,456
Wachovia Bank Commercial
  Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41                     13,074          13,043
  Series 2007-C33, Class A4
  6.10%, due 2/15/51 (a)                 990,000         685,734
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $7,159,895)                                    6,691,809
                                                   -------------







16    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
MUNICIPAL BONDS 0.3%
----------------------------------------------------------------

TEXAS 0.2%
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)             $   390,000   $     390,008
                                                   -------------


WEST VIRGINIA 0.1%
Tobacco Settlement Finance
  Authority of West Virginia
  7.467%, due 6/1/47                     440,000         247,817
                                                   -------------
Total Municipal Bonds
  (Cost $830,000)                                        637,825
                                                   -------------



U.S. GOVERNMENT & FEDERAL AGENCIES 63.6%
----------------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) 0.2%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                     333,681         341,266
                                                   -------------


FEDERAL HOME LOAN BANK 0.8%
  5.00%, due 11/17/17                  1,710,000       1,851,029
                                                   -------------


FEDERAL HOME LOAN MORTGAGE CORPORATION 0.6%
  5.625%, due 11/23/35                   400,000         416,422
  5.75%, due 6/27/16                     930,000         954,611
                                                   -------------
                                                       1,371,033
                                                   -------------

  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 5.4%
  3.00%, due 8/1/10                      217,427         218,129
  5.00%, due 8/1/33                    1,796,983       1,853,313
  5.03%, due 6/1/35 (a)                1,107,439       1,141,250
  5.50%, due 1/1/21                      672,995         700,835
  5.50%, due 2/1/33                    1,165,750       1,211,250
  5.50%, due 7/1/34                    1,715,284       1,781,159
  5.50%, due 1/1/36                    1,584,499       1,642,876
  5.50%, due 9/1/36                      757,434         784,512
  6.00%, due 2/1/27                      490,800         514,586
  6.00%, due 3/1/36                      971,818       1,017,163
  6.50%, due 4/1/37                      919,827         975,554
                                                   -------------
                                                      11,840,627
                                                   -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION 1.5%
  4.625%, due 5/1/13                   2,605,000       2,639,386
  5.125%, due 1/2/14                     550,000         564,696
  6.25%, due 2/1/11                      140,000         146,961
                                                   -------------
                                                       3,351,043
                                                   -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 28.9%
  4.50%, due 4/1/18                      418,512         433,356
  4.50%, due 7/1/18                    1,247,412       1,291,657
  4.50%, due 11/1/18                   1,883,499       1,950,304
  4.50%, due 6/1/23                    3,727,333       3,834,284
  4.50%, due 4/30/24 TBA (j)           1,100,000       1,129,907
  5.00%, due 9/1/17                      679,216         708,587
  5.00%, due 9/1/20                      642,975         667,363
  5.00%, due 10/1/20                     627,259         651,051
  5.00%, due 12/1/20                   1,270,443       1,318,631
  5.00%, due 10/1/33                   1,307,618       1,350,447
  5.00%, due 6/1/35                    1,370,586       1,413,549
  5.00%, due 7/1/35                    1,484,170       1,529,767
  5.00%, due 2/1/36                    3,880,084       3,999,288
  5.00%, due 5/1/36                    5,947,316       6,130,029
  5.00%, due 9/1/36                    1,450,344       1,494,902
  5.00%, due 4/30/39 TBA (j)             580,000         596,494
  5.50%, due 2/1/17                      510,077         534,525
  5.50%, due 6/1/21                    2,520,006       2,626,614
  5.50%, due 6/1/33                    2,691,299       2,800,053
  5.50%, due 11/1/33                   1,307,672       1,360,513
  5.50%, due 12/1/33                     918,563         955,682
  5.50%, due 5/1/34                    1,743,389       1,813,839
  5.50%, due 6/1/34                    1,008,396       1,048,357
  5.50%, due 3/1/35                    1,792,861       1,863,909
  5.50%, due 4/1/36                    2,754,718       2,861,300
  5.50%, due 1/1/37                    1,813,093       1,880,976
  5.50%, due 7/1/37                    1,860,042       1,929,102
  5.50%, due 10/1/38                   1,281,302       1,330,876
  6.00%, due 8/1/17                       77,008          81,266
  6.00%, due 1/1/33                      487,513         514,373
  6.00%, due 3/1/33                      517,490         545,355
  6.00%, due 9/1/35                    1,070,770       1,122,404
  6.00%, due 6/1/36                    1,138,891       1,192,742
  6.00%, due 4/1/37                      895,163         931,906
  6.00%, due 12/1/38                   3,602,166       3,769,476
  6.00%, due 4/30/39 TBA (j)           4,660,000       4,871,154
  6.50%, due 6/1/31                       97,844         104,954
  6.50%, due 8/1/31                       85,694          91,921
  6.50%, due 10/1/31                      64,047          68,702
  6.50%, due 6/1/32                       78,275          83,865
  6.50%, due 2/1/37                      406,708         431,476
                                                   -------------
                                                      63,314,956
                                                   -------------

FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATION) 0.2%
  Series 2632, Class NH
  3.50%, due 6/15/13                     453,293         457,864
                                                   -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FREDDIE MAC REFERENCE REMIC
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.7%
  Series R001, Class AE
  4.375%, due 4/15/15                $ 1,409,781   $   1,437,028
                                                   -------------

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 3.9%
  6.00%, due 2/15/29                      62,563          65,573
  6.00%, due 4/15/29                     279,267         292,924
  6.00%, due 8/15/32                     598,526         626,456
  6.00%, due 4/30/39 TBA (j)           3,560,000       3,713,525
  6.50%, due 7/15/28                      65,149          69,728
  6.50%, due 5/15/29                      33,681          36,048
  6.50%, due 4/30/39 TBA (j)           3,570,000       3,754,076
                                                   -------------
                                                       8,558,330
                                                   -------------

  UNITED STATES TREASURY BONDS 4.6%
  3.50%, due 2/15/39                     380,000         344,314
  4.50%, due 5/15/38                   2,220,000       2,388,929
  6.25%, due 8/15/23                     750,000         937,734
  6.25%, due 5/15/30                   2,820,000       3,668,202
  6.875%, due 8/15/25                  1,305,000       1,765,625
  8.75%, due 8/15/20                     620,000         911,884
                                                   -------------
                                                      10,016,688
                                                   -------------

  UNITED STATES TREASURY NOTES 16.2%
  1.375%, due 3/15/12                  2,900,000       2,905,437
  1.75%, due 1/31/14                   1,360,000       1,347,257
  1.875%, due 4/30/14                 11,010,000      10,935,132
  2.75%, due 2/15/19                   6,255,000       6,058,530
  3.375%, due 6/30/13                  2,620,000       2,792,551
  4.75%, due 8/15/17                   1,409,000       1,596,132
  4.875%, due 8/15/16                  8,695,000       9,947,619
                                                   -------------
                                                      35,582,658
                                                   -------------

UNITED STATES TREASURY STRIP PRINCIPAL 0.6%
  (zero coupon), due 8/15/23             820,000         448,044
  (zero coupon), due 8/15/28           2,210,000         960,331
                                                   -------------
                                                       1,408,375
                                                   -------------
Total U.S. Government & Federal Agencies
  (Cost $136,744,303)                                139,530,897
                                                   -------------


YANKEE BONDS 3.8% (K)
----------------------------------------------------------------

BEVERAGES 0.2%
Companhia Brasileira de
  Bebidas
  10.50%, due 12/15/11                   330,000         372,900
                                                   -------------


BUILDING MATERIALS 0.0%++
Asia Aluminum Holdings, Ltd.
  8.00%, due 12/23/11 (d)(g)             420,000          50,400
                                                   -------------


CHEMICALS 0.0%++
Nova Chemicals Corp.
  5.72%, due 11/15/13 (a)                  5,000           3,925
                                                   -------------


COAL 0.1%
Raspadskaya Securities, Ltd.
  7.50%, due 5/22/12                     175,000         129,215
                                                   -------------


COMMERCIAL SERVICES 0.0%++
Quebecor World, Inc.
  9.75%, due 1/15/15 (d)(g)               15,000             319
                                                   -------------


ELECTRIC 0.2%
Electricite de France
  6.95%, due 1/26/39 (d)                 215,000         226,692
SP PowerAssets, Ltd.
  5.00%, due 10/22/13 (d)                305,000         313,072
                                                   -------------
                                                         539,764
                                                   -------------

FOREST PRODUCTS & PAPER 0.0%++
Catalyst Paper Corp.
  7.375%, due 3/1/14                       5,000           2,175
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                     35,000          19,863
                                                   -------------
                                                          22,038
                                                   -------------

INSURANCE 0.1%
Fairfax Financial Holdings,
  Ltd.
  7.375%, due 4/15/18                     20,000          17,600
  8.30%, due 4/15/26                      15,000          10,950
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (d)                 250,000         236,311
                                                   -------------
                                                         264,861
                                                   -------------

MEDIA 0.6%
British Sky Broadcasting
  Group PLC
  9.50%, due 11/15/18 (d)                980,000       1,092,330
BSKYB Finance UK PLC
  6.50%, due 10/15/35 (d)                230,000         171,380
CanWest, L.P.
  9.25%, due 8/1/15 (d)(g)                15,000           1,387
Quebecor Media, Inc.
  7.75%, due 3/15/16                      10,000           8,350
Videotron, Ltee
  6.375%, due 12/15/15                    15,000          13,950
                                                   -------------
                                                       1,287,397
                                                   -------------





18    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
MINING 0.9%
Anglo American Capital PLC
  9.375%, due 4/8/19 (d)             $   700,000   $     712,586
Rio Tinto Finance USA, Ltd.
  9.00%, due 5/1/19                    1,320,000       1,357,204
                                                   -------------
                                                       2,069,790
                                                   -------------

MISCELLANEOUS--MANUFACTURING 0.9%
Siemens
  Financieringsmaatschappij
  N.V.
  5.75%, due 10/17/16 (d)              1,600,000       1,612,075
  6.125%, due 8/17/26 (d)                265,000         253,365
                                                   -------------
                                                       1,865,440
                                                   -------------

OIL & GAS 0.6%
Citic Resources Finance, Ltd.
  6.75%, due 5/15/14 (d)                 200,000         161,000
Gazprom International S.A.
  7.201%, due 2/1/20 (d)                 315,443         282,322
Shell International Finance
  B.V.
  6.375%, due 12/15/38                   685,000         729,035
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (d)                 285,000         209,475
                                                   -------------
                                                       1,381,832
                                                   -------------

PHARMACEUTICALS 0.0%++
Angiotech Pharmaceuticals,
  Inc.
  5.011%, due 12/1/13 (a)                  5,000           3,500
                                                   -------------


TELECOMMUNICATIONS 0.2%
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                     10,000          10,000
Nortel Networks, Ltd.
  10.75%, due 7/15/16 (g)                 10,000           2,650
Rogers Communications, Inc.
  9.625%, due 5/1/11                      50,000          52,402
Satelites Mexicanos S.A. de
  C.V.
  9.97%, due 11/30/11 (a)                 15,000           9,750
Vodafone Group PLC
  4.625%, due 7/15/18                    400,000         372,947
                                                   -------------
                                                         447,749
                                                   -------------

TRANSPORTATION 0.0%++
Kansas City Southern de
  Mexico
  S.A. de C.V.
  7.375%, due 6/1/14                       5,000           4,050
                                                   -------------
Total Yankee Bonds
  (Cost $8,808,167)                                    8,443,180
                                                   -------------
Total Long-Term Bonds
  (Cost $202,436,024)                                201,861,424
                                                   -------------





                                          SHARES           VALUE
CONVERTIBLE PREFERRED STOCK 0.0%++
----------------------------------------------------------------

SOFTWARE 0.0%++
QuadraMed Corp.
  5.50% (b)(l)                               100   $       1,458
                                                   -------------
Total Convertible Preferred
  Stock
  (Cost $1,800)                                            1,458
                                                   -------------



PREFERRED STOCK 0.0%++
----------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS 0.0%++
Sovereign Real Estate
  Investment Corp.
  12.00% (b)(d)                               50          29,625
                                                   -------------
Total Preferred Stock
  (Cost $76,875)                                          29,625
                                                   -------------




                                       PRINCIPAL
                                          AMOUNT
SHORT-TERM INVESTMENT 16.0%
----------------------------------------------------------------

REPURCHASE AGREEMENT 16.0%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $35,008,476
  (Collateralized by a United
  States Treasury Bill with a
  zero coupon rate and a
  maturity date of 5/28/09,
  with a Principal Amount of
  $35,710,000 and a Market
  Value of $35,710,000)              $35,008,428      35,008,428
                                                   -------------
Total Short-Term Investment
  (Cost $35,008,428)                                  35,008,428
                                                   -------------
Total Investments
  (Cost $237,523,127) (o)                  108.0%    236,900,935

Liabilities in Excess of
  Cash and Other Assets                     (8.0)    (17,567,465)
                                           -----    ------------
Net Assets                                 100.0%  $ 219,333,470
                                           =====    ============





                              CONTRACTS         UNREALIZED
                                   LONG   DEPRECIATION (M)
FUTURES CONTRACTS (0.1%)
----------------------------------------------------------

United States Treasury
  Notes June 2009 (10
  Year) (n)                          92          $  (1,129)
                                                 ---------
Total Futures Contracts Long
  (Settlement Value $11,126,250)                    (1,129)
                                                 ---------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                                UNREALIZED
                              CONTRACTS       DEPRECIATION
                                   LONG                (M)
FUTURES CONTRACTS (CONTINUED)

                              CONTRACTS         UNREALIZED
                                  SHORT   DEPRECIATION (M)
United States Treasury
  Notes June 2009 (2
  Year) (n)                        (183)         $(155,126)
                                                 ---------
Total Futures Contracts Short
  (Settlement Value $39,811,078)                  (155,126)
                                                 ---------
Total Futures Contracts
  (Settlement Value $28,684,828)                 $(156,255)
                                                 =========





+++  On a daily basis New York Life Investments confirms that the value of the Fund's liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
++   Less than one-tenth of a percent.
(a)  Floating rate.  Rate shown is the rate in effect at April 30, 2009.
(b)  Illiquid security.  The total market value of these securities at
     April 30, 2009 is $1,836,661, which represents 0.8% of the Fund's net assets.
(c)  Fair valued security. The total market value of these securities at
     April 30, 2009 is $835,930, which represents 0.4% of the Fund's net assets.
(d)  May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of
     1933, as amended.
(e)  Subprime mortgage investment and other asset-backed securities. The total market value of the securities at April 30, 2009 is $640,431, which represents 0.3% of the Fund's net assets.
(f)  Non-income producing security.
(g)  Issue in default.
(h)  The debt is guaranteed under the Federal Deposit Insurance Corporation
     ("FDIC") Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States.  The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(i)  PIK ("Payment in Kind") - interest or dividend payment is made with additional securities.
(j)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at April 30, 2009 is $14,065,156, which represents 6.4% of the Fund's net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(k)  Yankee Bond - dollar-denominated bond issued in the United States by a foreign bank or corporation.
(l)  Restricted security.
(m)  Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2009.
(n)  At April 30, 2009, cash in the amount of $99,900 is segregated as collateral for futures contracts with the broker.
(o)  At April 30, 2009, cost is $237,554,341 for federal income tax purposes and net unrealized depreciation is as follows:



     Gross unrealized appreciation   $ 4,695,739
     Gross unrealized depreciation    (5,349,145)
                                     -----------
     Net unrealized depreciation     $  (653,406)
                                     ===========



The following abbreviation is used in the above portfolio:
E --Euro

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices               $     31,083
Level 2--Other Significant
  Observable Inputs                   236,033,922
Level 3--Significant Unobservable
  Inputs                                  835,930
                                     ------------
Total                                $236,900,935
                                     ============



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's liabilities carried at fair value:

                         INVESTMENTS IN   OTHER FINANCIAL
 VALUATION INPUTS            SECURITIES   INSTRUMENTS (A)
Level 1--Quoted Prices         $     --         $(156,225)
Level 2--Other
  Significant
  Observable Inputs                  --                --
Level 3--Significant
  Unobservable Inputs                --                --
                               --------         ---------
Total                               $--         $(156,225)
                               ========         =========



(a) Other financial instruments include futures contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                   INVESTMENTS IN
                                       SECURITIES
Balance as of 10/31/08                 $1,056,649
Accrued discounts/premiums                    (59)
Realized gain (loss)                      (31,507)
Change in unrealized
  appreciation/depreciation                47,809
Net purchases (sales)                    (236,962)
                                       ----------
Balance as of 4/30/09                  $  835,930
                                       ==========
Net change in unrealized
  appreciation/depreciation from
  investments still held as of
  4/30/09                                 (27,650)
                                       ==========







20    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $202,514,699)     $201,892,507
Repurchase agreement, at value
  (identified cost $35,008,428)        35,008,428
Cash collateral on deposit at
  broker                                   99,900
Cash denominated in foreign
  currencies
  (identified cost $82,236)                82,308
Receivables:
  Investment securities sold            2,304,587
  Interest                              1,629,733
  Fund shares sold                        257,042
Other assets                               39,693
Unrealized appreciation on foreign
  currency forward contracts               28,179
                                     ------------
     Total assets                     241,342,377
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased      21,478,522
  Fund shares redeemed                    186,408
  Manager (See Note 3)                     83,960
  Variation margin on futures
     contracts                             40,125
  Professional fees                        29,737
  Shareholder communication                28,003
  Transfer agent (See Note 3)              23,769
  Custodian                                23,360
  NYLIFE Distributors (See Note 3)         22,153
  Directors                                   535
Accrued expenses                            3,280
Dividend payable                           89,055
                                     ------------
     Total liabilities                 22,008,907
                                     ------------
Net assets                           $219,333,470
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.2 billion shares
  authorized                         $     22,210
Additional paid-in capital            220,620,375
                                     ------------
                                      220,642,585
Accumulated distributions in excess
  of net investment income               (113,595)
Accumulated net realized loss on
  investments, futures transactions
  and foreign currency transactions      (446,682)
Net unrealized depreciation on
  investments and futures contracts      (778,447)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                                29,609
                                     ------------
Net assets                           $219,333,470
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  2,217,158
                                     ============
Shares of capital stock outstanding       223,639
                                     ============
Net asset value per share
  outstanding                        $       9.91
Maximum sales charge (4.50% of
  offering price)                            0.47
                                     ------------
Maximum offering price per share
  outstanding                        $      10.38
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 25,741,742
                                     ============
Shares of capital stock outstanding     2,607,718
                                     ============
Net asset value per share
  outstanding                        $       9.87
Maximum sales charge (4.50% of
  offering price)                            0.47
                                     ------------
Maximum offering price per share
  outstanding                        $      10.34
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $  5,733,719
                                     ============
Shares of capital stock outstanding       580,324
                                     ============
Net asset value and offering price
  per share outstanding              $       9.88
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 14,437,889
                                     ============
Shares of capital stock outstanding     1,459,972
                                     ============
Net asset value and offering price
  per share outstanding              $       9.89
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $171,202,962
                                     ============
Shares of capital stock outstanding    17,337,960
                                     ============
Net asset value and offering price
  per share outstanding              $       9.87
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest (a)                        $ 3,979,791
                                      -----------
EXPENSES:
  Manager (See Note 3)                    549,929
  Distribution--Class B (See Note 3)       19,325
  Distribution--Class C (See Note 3)       43,976
  Transfer agent--Investor Class
     (See Note 3)                           2,064
  Transfer agent--Class A (See Note
     3)                                     3,781
  Transfer agent--Classes B and C
     (See Note 3)                          19,133
  Transfer agent--Class I (See Note
     3)                                    26,142
  Distribution/Service--Investor
     Class (See Note 3)                     2,285
  Distribution/Service--Class A (See
     Note 3)                               25,959
  Service--Class B (See Note 3)             6,441
  Service--Class C (See Note 3)            14,659
  Shareholder communication                47,203
  Professional fees                        36,682
  Registration                             34,778
  Custodian                                22,327
  Directors                                 4,249
  Miscellaneous                             7,580
                                      -----------
     Total expenses before waiver         866,513
  Expense waiver from Manager (See
     Note 3)                              (86,746)
                                      -----------
     Net expenses                         779,767
                                      -----------
Net investment income                   3,200,024
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions               $ 1,685,983
  Futures transactions                    (90,745)
  Foreign currency transactions           274,161
                                      -----------
Net realized gain on investments,
  futures transactions and foreign
  currency transactions                 1,869,399
                                      -----------
Net change in unrealized
  depreciation on:
  Security transactions                 7,656,563
  Futures contracts                      (156,255)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign currency
     forward contracts                     29,609
                                      -----------
Net change in unrealized
  depreciation on investments,
  futures contracts and foreign
  currency contracts                    7,529,917
                                      -----------
Net realized and unrealized gain on
  investments, futures contracts and
  foreign currency transactions         9,399,316
                                      -----------
Net increase in net assets resulting
  from
  operations                          $12,599,340
                                      ===========




(a) Interest recorded net of foreign withholding taxes in the amount of $462.



22    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009           2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  3,200,024   $  7,166,426
 Net realized gain on
  investments, futures
  transactions and foreign
  currency transactions           1,869,399      1,259,513
 Net change in unrealized
  depreciation on
  investments, futures
  contracts and foreign
  currency contracts              7,529,917     (8,155,991)
                               ---------------------------
 Net increase in net assets
  resulting from operations      12,599,340        269,948
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                  (29,350)       (35,114)
    Class A                        (359,853)      (527,247)
    Class B                         (63,691)      (126,521)
    Class C                        (146,346)      (173,956)
    Class I                      (2,653,096)    (6,323,001)
                               ---------------------------
 Total dividends to
  shareholders                   (3,252,336)    (7,185,839)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         72,518,598     44,748,642
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       2,663,581      5,914,449
 Cost of shares redeemed        (27,910,269)   (37,731,248)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          47,271,910     12,931,843
                               ---------------------------
    Net increase in net
     assets                      56,618,914      6,015,952

NET ASSETS:
Beginning of period             162,714,556    156,698,604
                               ---------------------------
End of period                  $219,333,470   $162,714,556
                               ===========================
Accumulated distributions in
 excess of net investment
 income at end of period       $   (113,595)  $    (61,283)
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                     INVESTOR CLASS
                                              ----------------------------
                                                              FEBRUARY 28,
                                              SIX MONTHS         2008**
                                                 ENDED           THROUGH
                                               APRIL 30,       OCTOBER 31,

                                              ----------------------------
                                                 2009*            2008
Net asset value at beginning of period          $ 9.39           $ 9.92
                                                ------           ------
Net investment income                             0.16             0.25
Net realized and unrealized gain (loss)
  on investments                                  0.50            (0.54)
Net realized and unrealized gain (loss)
  on foreign currency transactions                0.02               --
                                                ------           ------
Total from investment operations                  0.68            (0.29)
                                                ------           ------
Less dividends:
  From net investment income                     (0.16)           (0.24)
                                                ------           ------
Net asset value at end of period                $ 9.91           $ 9.39
                                                ======           ======
Total investment return (a)                       7.22%(b)        (2.98%)(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                           3.18%++          3.73% ++
  Net expenses                                    1.18%++          1.20% ++
  Expenses (before waiver/reimbursement)          1.25%++          1.34% ++
Portfolio turnover rate                            100%(c)          114% (c)
Net assets at end of period (in 000's)          $2,217           $1,727




                                                            CLASS B
                               -----------------------------------------------------------------
                                                                                      JANUARY 2,
                               SIX MONTHS                                               2004**
                                  ENDED                                                THROUGH
                                APRIL 30,           YEAR ENDED OCTOBER 31,           OCTOBER 31,

                               -----------------------------------------------------------------
                                  2009*       2008      2007      2006      2005         2004
Net asset value at beginning
  of period                      $ 9.36      $ 9.74    $ 9.76    $ 9.73    $ 9.99       $ 9.86
                                 ------      ------    ------    ------    ------       ------
Net investment income              0.12        0.30      0.35      0.32      0.26         0.19
Net realized and unrealized
  gain (loss) on investments       0.50       (0.37)     0.01      0.01     (0.27)        0.13
Net realized and unrealized
  gain (loss) on foreign
  currency transactions            0.02          --      0.00 ++  (0.00)++     --           --
                                 ------      ------    ------    ------    ------       ------
Total from investment
  operations                       0.64       (0.07)     0.36      0.33     (0.01)        0.32
                                 ------      ------    ------    ------    ------       ------
Less dividends:
  From net investment income      (0.12)      (0.31)    (0.38)    (0.30)    (0.25)       (0.19)
                                 ------      ------    ------    ------    ------       ------
Net asset value at end of
  period                         $ 9.88      $ 9.36    $ 9.74    $ 9.76    $ 9.73       $ 9.99
                                 ======      ======    ======    ======    ======       ======
Total investment return (a)        6.85%(b)   (0.79%)    3.75%     3.46%    (0.11%)       3.25%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income            2.42%++     3.13%     3.60%     3.19%     2.70%        2.14%++
  Net expenses                     1.93%++     1.91%     1.85%     1.85%     1.83%        1.94%++
  Expenses (before
     waiver/reimbursement)         2.00%++     2.08%     2.13%     2.07%     2.16%        2.12%++
Portfolio turnover rate             100%(c)     114% (c)   70%      146%(c)   192% (c)     193%
Net assets at end of period
  (in 000's)                     $5,734      $4,580    $2,968    $2,912    $4,359       $2,732



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)  Total return is not annualized.
(c)  The portfolio turnover rates not including mortgage dollar rolls were 60%,
     92%, 64% and 76% for the six months period ended April 30, 2009 and for the years ended October 31, 2008, 2006 and 2005, respectively.





24    MainStay Intermediate Term Bond Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    CLASS A
      -------------------------------------------------------------------
                                                               JANUARY 2,
      SIX MONTHS                                                 2004**
         ENDED                                                  THROUGH
       APRIL 30,            YEAR ENDED OCTOBER 31,            OCTOBER 31,
      -------------------------------------------------------------------

         2009*        2008       2007      2006      2005         2004
        $  9.35     $  9.73    $  9.74    $ 9.72    $ 9.98       $ 9.86
        -------     -------    -------    ------    ------       ------
           0.18        0.43       0.43      0.39      0.34         0.25
           0.49       (0.41)      0.01      0.00 ++  (0.28)        0.12
           0.02          --       0.00 ++  (0.00)++     --           --
        -------     -------    -------    ------    ------       ------
           0.69        0.02       0.44      0.39      0.06         0.37
        -------     -------    -------    ------    ------       ------

          (0.17)      (0.40)     (0.45)    (0.37)    (0.32)       (0.25)
        -------     -------    -------    ------    ------       ------
        $  9.87     $  9.35    $  9.73    $ 9.74    $ 9.72       $ 9.98
        =======     =======    =======    ======    ======       ======
           7.36%(b)    0.07%      4.63%     4.14%     0.63%        3.79%(b)

           3.35%++     4.02%      4.35%     3.94%     3.45%        2.89%++
           0.99%++     1.03%      1.10%     1.10%     1.08%        1.19%++
           1.05%++     1.16%      1.38%     1.32%     1.41%        1.37%++
            100%(c)     114%(c)     70%      146%(c)   192%(c)      193%
        $25,742     $16,211    $10,821    $9,468    $8,062       $8,084




                                   CLASS C
      -----------------------------------------------------------------
                                                             JANUARY 2,
      SIX MONTHS                                               2004**
         ENDED                                                THROUGH
       APRIL 30,           YEAR ENDED OCTOBER 31,           OCTOBER 31,
      -----------------------------------------------------------------

         2009*       2008      2007      2006      2005         2004
        $  9.37     $ 9.75    $ 9.76    $ 9.73    $ 9.99       $ 9.86
        -------     ------    ------    ------    ------       ------
           0.12       0.30      0.35      0.32      0.26         0.19
           0.50      (0.37)     0.02      0.01     (0.27)        0.13
           0.02         --      0.00 ++  (0.00)++     --           --
        -------     ------    ------    ------    ------       ------
           0.64      (0.07)     0.37      0.33     (0.01)        0.32
        -------     ------    ------    ------    ------       ------

          (0.12)     (0.31)    (0.38)    (0.30)    (0.25)       (0.19)
        -------     ------    ------    ------    ------       ------
        $  9.89     $ 9.37    $ 9.75    $ 9.76    $ 9.73       $ 9.99
        =======     ======    ======    ======    ======       ======
           6.95%(b)  (0.89%)    3.86%     3.46%    (0.11%)       3.25%(b)

           2.40%++    3.11%     3.60%     3.19%     2.70%        2.14%++
           1.93%++    1.92%     1.85%     1.85%     1.83%        1.94%++
           2.00%++    2.08%     2.13%     2.07%     2.16%        2.12%++
            100%(c)    114% (c)   70%      146%(c)   192% (c)     193%
        $14,438     $7,106    $2,689    $1,464    $1,708       $  937




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                               CLASS I
                               ----------------------------------------------------------------------
                               SIX MONTHS
                                  ENDED
                                APRIL 30,                     YEAR ENDED OCTOBER 31,

                               ----------------------------------------------------------------------
                                  2009*        2008        2007        2006        2005        2004
Net asset value at beginning
  of period                     $   9.35     $   9.73    $   9.75    $   9.72    $  10.00    $   9.83
                                --------     --------    --------    --------    --------    --------
Net investment income               0.18         0.43        0.46        0.41        0.38        0.34
Net realized and unrealized
  gain (loss) on investments        0.50        (0.38)       0.01        0.03       (0.28)       0.17
Net realized and unrealized
  gain (loss) on foreign
  currency transactions             0.02           --        0.00 ++    (0.00)++       --          --
                                --------     --------    --------    --------    --------    --------
Total from investment
  operations                        0.70         0.05        0.47        0.44        0.10        0.51
                                --------     --------    --------    --------    --------    --------
Less dividends:
  From net investment income       (0.18)       (0.43)      (0.49)      (0.41)      (0.38)      (0.34)
                                --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                        $   9.87     $   9.35    $   9.73    $   9.75    $   9.72    $  10.00
                                ========     ========    ========    ========    ========    ========
Total investment return (a)         7.50%(b)     0.39%       4.94%       4.70%       0.97%       5.30%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             3.64%++      4.35%       4.75%       4.34%       3.81%       3.33%
  Net expenses                      0.70%++      0.70%       0.70%       0.70%       0.72%       0.75%
  Expenses (before
     waiver/reimbursement)          0.80%++      0.78%       0.74%       0.76%       0.86%       0.93%
Portfolio turnover rate              100%(c)      114%(c)      70%        146%(c)     192%(c)     193%
Net assets at end of period
  (in 000's)                    $171,203     $133,090    $140,221    $125,525    $115,147    $154,620




*    Unaudited.
++   Annualized.
++   Less than one cent per share.
(a)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)  Total return is not annualized.
(c)  The portfolio turnover rates not including mortgage dollar rolls were 60%,
     92%, 64% and 76% for the six months period ended April 30, 2009 and for the years ended October 31, 2008, 2006 and 2005, respectively.





26    MainStay Intermediate Term Bond Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Intermediate Term Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares, Class B shares and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund held securities with a value of $835,930 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds.

                                                   mainstayinvestments.com    27

In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.



28    MainStay Intermediate Term Bond Fund

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Directors. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the

                                                   mainstayinvestments.com    29
securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Directors and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(J) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6.)

(K) CONCENTRATION OF RISK. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million, 0.575% on assets from $500 million to $1 billion and 0.55% on assets in excess of $1 billion. Prior to May 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of 0.60% of the average daily net assets of the Fund.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.20%; Class A, 1.05%; Class B, 1.95%; Class C, 1.95%; and Class I, 0.70%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.



30    MainStay Intermediate Term Bond Fund

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $549,929 and waived its fees in the amount of $86,746.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                           OCTOBER 31,

      2009            2010             2011             2012            TOTAL
    $99,825          $98,593         $144,332          $86,746         $429,496
----------------------------------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at an annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $504 and $6,896, respectively, for the six-month period ended April 30, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $4, $7,723 and $915, respectively, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $51,120.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                         $     1,195     0.0%++
---------------------------------------------------
Class B                               1,154     0.0++
---------------------------------------------------
Class C                               1,155     0.0++
---------------------------------------------------
Class I                          83,173,349    48.6
---------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $8,841.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $2,284,867 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is

                                                   mainstayinvestments.com    31
probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2010               $  897
       2014                1,388
------------------------------------

      Total               $2,285
------------------------------------


The Fund utilized $1,234,969 of capital loss carryforwards during the year ended October 31, 2008. The Fund had $2,426,522 of capital loss carryforwards that expired.

The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                           2008
Distributions paid from:
  Ordinary Income                    $7,185,839
-----------------------------------------------



NOTE 5--FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:

As of April 30, 2009, the Fund held the following foreign currency forward contracts:

                                                        CONTRACT          CONTRACT
                                                          AMOUNT            AMOUNT          UNREALIZED
                                                       PURCHASED              SOLD        APPRECIATION
FOREIGN CURRENCY BUY CONTRACTS:
------------------------------------------------------------------------------------------------------
GBP vs. USD, expiring 5/20/09                    GBP   1,110,000     $   1,628,484             $13,567
------------------------------------------------------------------------------------------------------

                                                        CONTRACT          CONTRACT
                                                          AMOUNT            AMOUNT
                                                            SOLD         PURCHASED
FOREIGN CURRENCY SALE CONTRACTS:
------------------------------------------------------------------------------------------------------
EUR vs. USD, expiring 5/11/09                    EUR   1,200,000         1,591,560               3,873
------------------------------------------------------------------------------------------------------
GBP vs. USD, expiring 5/20/09                    GBP   1,110,000         1,652,790              10,739
------------------------------------------------------------------------------------------------------
Net unrealized appreciation on foreign
  currency forward contracts                                                                   $28,179
------------------------------------------------------------------------------------------------------

As of April 30, 2009, the Fund held the following foreign currencies:

                                                        CURRENCY              COST               VALUE
Euro                                             EUR      14,570     $      19,327             $19,277
------------------------------------------------------------------------------------------------------
Pound Sterling                                   GBP      42,607            62,909              63,031
------------------------------------------------------------------------------------------------------
Total                                                                $      82,236             $82,308
------------------------------------------------------------------------------------------------------



NOTE 6--RESTRICTED SECURITY:

As of April 30, 2009, the Fund held the following restricted security:

                                                DATE OF                     4/30/09   PERCENTAGE OF
SECURITY                                    ACQUISITION   SHARES     COST     VALUE      NET ASSETS
QuadraMed Corp.
  Convertible Preferred Stock                   6/16/04     100    $1,800    $1,458             0.0%++
---------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.

NOTE 7--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 8--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a


32    MainStay Intermediate Term Bond Fund
commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of U.S. Government securities were $138,967 and $125,048, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $79,432 and $50,008, respectively.

NOTE 10--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                 SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                     67,898    $  668,765
Shares issued to
  shareholders in
  reinvestment of dividends      2,848        27,985
Shares redeemed                (29,820)     (292,117)
                             -----------------------
Net increase in shares
  outstanding before
  conversion                    40,926       404,633
Shares converted into
  Investor Class (See Note
  1)                            12,620       124,151
Shares converted from
  Investor Class (See Note
  1)                           (13,930)     (137,911)
                             -----------------------
Net increase                    39,616    $  390,873
                             =======================
Period ended October 31,
  2008 (a):
Shares sold                    118,800    $1,162,904
Shares issued to
  shareholders in
  reinvestment of dividends      3,415        33,166
Shares redeemed                (62,935)     (616,023)
                             -----------------------
Net increase in shares
  outstanding before
  conversion                    59,280       580,047
Shares converted into
  Investor Class (See Note
  1)                           154,135     1,532,592
Shares converted from
  Investor Class (See Note
  1)                           (29,392)     (287,997)
                             -----------------------
Net increase                   184,023   $ 1,824,642
                             =======================




(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                        SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                  1,118,682   $10,963,521
Shares issued to
  shareholders in
  reinvestment of dividends     30,104       294,583
Shares redeemed               (308,459)   (3,019,081)
                             -----------------------
Net increase in shares
  outstanding before
  conversion                   840,327     8,239,023
Shares converted into Class
  A
  (See Note 1)                  38,745       378,907
Shares converted from Class
  A (See Note 1)                (5,205)      (51,425)
                             -----------------------
Net increase                   873,867   $ 8,566,505
                             =======================
Year ended October 31,
  2008:
Shares sold                  1,387,281   $13,598,919
Shares issued to
  shareholders in
  reinvestment of dividends     45,619       445,137
Shares redeemed               (717,503)   (7,010,574)
                             -----------------------
Net increase in shares
  outstanding before
  conversion                   715,397     7,033,482
Shares converted into Class
  A
  (See Note 1)                  54,994       537,732
Shares converted from Class
  A (See Note 1)              (148,645)   (1,473,522)
                             -----------------------
Net increase                   621,746   $ 6,097,692
                             =======================




 CLASS B                         SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                     224,150   $  2,194,588
Shares issued to
  shareholders in
  reinvestment of dividends       5,163         50,536
Shares redeemed                (106,240)    (1,038,280)
                             -------------------------
Net increase in shares
  outstanding before
  conversion                    123,073      1,206,844
Shares converted from Class
  B (See Note 1)                (32,204)      (313,722)
                             -------------------------
Net increase                     90,869    $   893,122
                             =========================
Year ended October 31,
  2008:
Shares sold                     453,476    $ 4,454,502
Shares issued to
  shareholders in
  reinvestment of dividends      10,461        102,256
Shares redeemed                (247,594)    (2,429,778)
                             -------------------------
Net increase in shares
  outstanding before
  conversion                    216,343      2,126,980
Shares converted from Class
  B (See Note 1)                (31,548)      (308,805)
                             -------------------------
Net increase                    184,795    $ 1,818,175
                             =========================





                                                   mainstayinvestments.com    33

 CLASS C                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      904,090    $ 8,839,499
Shares issued to
  shareholders in
  reinvestment of dividends       10,001         98,023
Shares redeemed                 (212,807)    (2,091,817)
                             --------------------------
Net increase                     701,284    $ 6,845,705
                             ==========================
Year ended October 31,
  2008:
Shares sold                      834,978    $ 8,230,556
Shares issued to
  shareholders in
  reinvestment of dividends       11,625        113,596
Shares redeemed                 (363,764)    (3,550,152)
                             --------------------------
Net increase                     482,839   $  4,794,000
                             ==========================




 CLASS I                         SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                   5,063,778   $ 49,852,225
Shares issued to
  shareholders in
  reinvestment of dividends     224,006      2,192,454
Shares redeemed              (2,181,119)   (21,468,974)
                             -------------------------
Net increase                  3,106,665   $ 30,575,705
                             =========================
Year ended October 31,
  2008:
Shares sold                   1,764,855   $ 17,301,761
Shares issued to
  shareholders in
  reinvestment of dividends     534,404      5,220,294
Shares redeemed              (2,476,680)   (24,124,721)
                             -------------------------
Net decrease                   (177,421)  $ (1,602,666)
                             =========================



NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 12--REORGANIZATION:

On April 8, 2009, at a meeting of the Board of Directors of the Fund ("Board"), the Board approved the reorganization of the Institutional Bond Fund (a series of The MainStay Funds) with and into the Fund, subject to approval by shareholders of the Institutional Bond Fund at a special meeting to be held on August 21, 2009.




34    MainStay Intermediate Term Bond Fund

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    35

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO15945         (RECYCLE LOGO)            MS140-09           MSIT10-06/09
                                                                          B4

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 S&P 500 INDEX FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)



                 MAINSTAY

                 S&P 500 INDEX FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS




SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
  ANALYSIS                                  9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       19
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              24
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF NEW
SUBADVISORY AGREEMENT                      30
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        32
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       32

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTORS CLASS SHARES(2)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -11.46%   -37.50%   -3.84%   -3.22%
Excluding sales charges     -8.72    -35.56    -3.25    -2.92




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                  MAINSTAY S&P
                                    500 INDEX     S&P 500
                                      FUND         INDEX
                                  ------------    -------
4/30/99                                9700        10000
                                      10642        11013
                                       9258         9584
                                       8053         8374
                                       6958         7260
                                       8509         8920
                                       8989         9486
                                      10305        10948
                                      11797        12616
                                      11192        12026
4/30/09                                7211         7779






CLASS A SHARES(3)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -11.49%   -37.50%   -3.85%   -3.22%
Excluding sales charges     -8.76    -35.57    -3.26    -2.92




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                  MAINSTAY S&P
                                    500 INDEX     S&P 500
                                      FUND         INDEX
                                  ------------    -------
4/30/99                               24250        25000
                                      26605        27532
                                      23144        23961
                                      20134        20935
                                      17396        18149
                                      21271        22301
                                      22472        23715
                                      25762        27371
                                      29494        31541
                                      27970        30066
4/30/09                               18022        19449






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL                   SIX       ONE      FIVE     TEN
TOTAL RETURNS                  MONTHS     YEAR     YEARS    YEARS
-----------------------------------------------------------------
                                -8.60%   -35.35%   -2.92%   -2.65%




(PERFORMANCE GRAPH)

                                  MAINSTAY S&P
                                    500 INDEX     S&P 500
                                      FUND         INDEX
                                  ------------    -------
4/30/99                               10000        10000
                                      10991        11013
                                       9578         9584
                                       8351         8374
                                       7230         7260
                                       8867         8920
                                       9402         9486
                                      10821        10948
                                      12432        12616
                                      11824        12026
4/30/09                                7644         7779





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or contingent deferred sales charge, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

 BENCHMARK PERFORMANCE                              SIX       ONE       FIVE       TEN
                                                  MONTHS      YEAR      YEARS     YEARS
S&P 500(R) Index(4)                               -8.53%    -35.31%    -2.70%    -2.48%
Average Lipper S&P 500 Index objective fund(5)    -8.69     -35.57     -3.17     -2.94



2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares, through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares, through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A shares might have been lower.
4. "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper S&P 500 Index objective fund is representative of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500(R) Index (including reinvested basis dividends). In addition, S&P 500(R) Index objective funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay S&P 500 Index Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY S&P 500 INDEX FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $912.80         $2.85          $1,021.80         $3.01
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $912.40         $2.85          $1,021.80         $3.01
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $914.00         $1.42          $1,023.30         $1.51
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.60% for Investor Class, 0.60% for Class A and 0.30% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.





                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF APRIL 30, 2009



Oil, Gas & Consumable Fuels             9.8%
Pharmaceuticals                         6.5
Computers & Peripherals                 4.9
Software                                3.7
Diversified Telecommunication
  Services                              3.1
Food & Staples Retailing                3.0
Diversified Financial Services          2.9
Communications Equipment                2.8
Aerospace & Defense                     2.6
Capital Markets                         2.4
Household Products                      2.4
Media                                   2.4
Beverages                               2.3
Semiconductors & Semiconductor
  Equipment                             2.3
Commercial Banks                        2.1
Electric Utilities                      2.1
Industrial Conglomerates                2.1
Insurance                               2.1
Health Care Equipment & Supplies        2.0
Specialty Retail                        2.0
Health Care Providers & Services        1.9
Chemicals                               1.8
Biotechnology                           1.7
Internet Software & Services            1.7
Energy Equipment & Services             1.6
Food Products                           1.6
Hotels, Restaurants & Leisure           1.5
Machinery                               1.5
Tobacco                                 1.5
Multi-Utilities                         1.3
Air Freight & Logistics                 1.0
IT Services                             1.0
Multiline Retail                        0.9
Real Estate Investment Trusts           0.9
Metals & Mining                         0.8
Road & Rail                             0.8
Commercial Services & Supplies          0.5
Consumer Finance                        0.5
Electrical Equipment                    0.4
Household Durables                      0.4
Life Sciences Tools & Services          0.4
Textiles, Apparel & Luxury Goods        0.4
Automobiles                             0.3
Electronic Equipment & Instruments      0.3
Internet & Catalog Retail               0.3
Wireless Telecommunication Services     0.3
Auto Components                         0.2
Containers & Packaging                  0.2
Paper & Forest Products                 0.2
Personal Products                       0.2
Professional Services                   0.2
Airlines                                0.1
Construction & Engineering              0.1
Construction Materials                  0.1
Distributors                            0.1
Diversified Consumer Services           0.1
Gas Utilities                           0.1
Independent Power Producers & Energy
  Traders                               0.1
Leisure Equipment & Products            0.1
Office Electronics                      0.1
Thrifts & Mortgage Finance              0.1
Trading Companies & Distributors        0.1
Building Products                       0.0++
Health Care Technology                  0.0++
Real Estate Management & Development    0.0++
Short-Term Investments                  9.0
Futures Contracts                       1.3
Liabilities in Excess of Cash and
  Other Assets                         -1.2
                                      -----
                                      100.0%
                                      =====



 See Portfolio of Investments on page 11 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  ExxonMobil Corp.
    2.  Microsoft Corp.
    3.  AT&T, Inc.
    4.  Procter & Gamble Co. (The)
    5.  Johnson & Johnson
    6.  International Business Machines Corp.
    7.  General Electric Co.
    8.  Chevron Corp.
    9.  JPMorgan Chase & Co.
   10.  Wal-Mart Stores, Inc.







8    MainStay S&P 500 Index Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS FRANCIS J. OK AND LEE BAKER OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY S&P 500 INDEX FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay S&P 500 Index Fund returned -8.72% for Investor Class shares and -8.76% for Class A shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned -8.60%. Class I shares outperformed--and Investor Class and Class A shares underperformed--the -8.69% return of the average Lipper(1) S&P 500 Index objective fund during the six-month reporting period. All share classes underperformed the -8.53% return of the S&P 500(R) Index(2) for the six months ended April 30, 2009. Because the Fund incurs operating expenses that an index does not, there will be times when the Fund's performance lags that of the Index. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH INDUSTRY GROUPS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

Even in a broadly declining market, some industry groups performed better than others. On the basis of total return, the best performing industry group in the S&P 500(R) Index was automobiles & components, followed next by retailing and by technology hardware & equipment. During the reporting period, banks had the lowest total return of any industry group in the Index. Diversified financials had the second-lowest total return, followed by real estate.

DURING THE REPORTING PERIOD, WHICH INDUSTRY GROUPS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE WEAKEST CONTRIBUTORS?

On the basis of impact, which takes weightings and total returns into account, the industry group that made the strongest contribution to the Fund's performance was retailing. Software & services was the second-strongest contributor, followed by technology hardware & equipment. The industry group that made the weakest contribution to the Fund's performance was banks. The second-weakest contributor was diversified financials, followed by energy.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

Within the S&P 500(R) Index, the stock with the highest total return during the six-month reporting period was auto manufacturer Ford Motor Company. AutoNation, the largest auto retailer in the United States, had the second-highest total return, followed by information technology company Sun Microsystems.

The individual Fund holding with the lowest total return during the reporting period was private equity firm and global asset manager American Capital Ltd. Two real estate companies, General Growth Properties and Developers Diversified Realty, had the second- and third-lowest total returns, respectively, of all S&P 500(R) stocks during the reporting period.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the greatest positive contributions to the Fund's performance during the reporting period were Apple, Goldman Sachs Group and International Business Machines. The weakest contributor was Bank of America, followed by General Electric and Citigroup.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of the U.S. economy. "Standard & Poor's,(R)" "S&P(R)," "S&P 500(R)," "Standard & Poor's 500, " and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by New York Life Investments. "New York Life Investments" is a service mark used by New York Life Investment Management LLC. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the S&P 500(R) Index.

                                                    mainstayinvestments.com    9

WERE THERE ANY CHANGES IN THE MAKEUP OF THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

During the six-month reporting period, there were 25 additions to the S&P 500(R) Index and 25 deletions from it. Two significant additions to the Index based on index weightings were waste management company Republic Services and savings and loan holding company People's United Financial. Beverage company Anheuser-Busch Companies was a major deletion during the reporting period. The stock was deleted from the S&P 500(R) Index when Anheuser-Busch Companies was acquired by international beverage company InBev NV.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay S&P 500 Index Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2009 UNAUDITED




                                        SHARES            VALUE
COMMON STOCKS 90.9%+
---------------------------------------------------------------

AEROSPACE & DEFENSE 2.6%
Boeing Co. (The)                        92,195   $    3,692,410
General Dynamics Corp.                  49,543        2,559,887
Goodrich Corp.                          15,814          700,244
Honeywell International,
  Inc.                                  92,299        2,880,652
ITT Corp.                               22,912          939,621
L-3 Communications Holdings,
  Inc.                                  15,174        1,155,500
Lockheed Martin Corp.                   42,250        3,317,892
Northrop Grumman Corp.                  41,549        2,008,894
Precision Castparts Corp.               17,632        1,319,932
Raytheon Co.                            50,922        2,303,202
Rockwell Collins, Inc.                  20,118          771,525
United Technologies Corp.              119,642        5,843,315
                                                 --------------
                                                     27,493,074
                                                 --------------

AIR FREIGHT & LOGISTICS 1.0%
C.H. Robinson Worldwide,
  Inc.                                  21,503        1,143,099
Expeditors International of
  Washington, Inc.                      26,728          927,729
FedEx Corp.                             39,554        2,213,442
United Parcel Service, Inc.
  Class B                              126,471        6,619,492
                                                 --------------
                                                     10,903,762
                                                 --------------

AIRLINES 0.1%
Southwest Airlines Co.                  93,726          654,207
                                                 --------------

AUTO COMPONENTS 0.2%
Goodyear Tire & Rubber Co.
  (The) (a)                             30,249          332,437
Johnson Controls, Inc.                  75,510        1,435,445
                                                 --------------
                                                      1,767,882

                                                 --------------

AUTOMOBILES 0.3%
Ford Motor Co. (a)                     363,615        2,174,418
General Motors Corp.                    77,580          148,954
Harley-Davidson, Inc.                   29,865          661,808
                                                 --------------
                                                      2,985,180
                                                 --------------

BEVERAGES 2.3%
Brown-Forman Corp. Class B              12,445          578,693
Coca-Cola Co. (The)                    252,852       10,885,279
Coca-Cola Enterprises, Inc.             40,239          686,477
Constellation Brands, Inc.
  Class A (a)                           24,177          280,211
Dr. Pepper Snapple Group,
  Inc. (a)                              31,900          660,649
Molson Coors Brewing Co.
  Class B                               19,116          731,187
Pepsi Bottling Group, Inc.
  (The)                                 17,566          549,289
PepsiCo, Inc.                          197,375        9,821,380
                                                 --------------
                                                     24,193,165
                                                 --------------

BIOTECHNOLOGY 1.7%
Amgen, Inc. (a)                        131,591        6,378,216
Biogen Idec, Inc. (a)                   37,078        1,792,350
Celgene Corp. (a)                       58,228        2,487,500
Cephalon, Inc. (a)                       8,611          564,968
Genzyme Corp. (a)                       34,379        1,833,432
Gilead Sciences, Inc. (a)              115,936        5,309,869
                                                 --------------
                                                     18,366,335
                                                 --------------

BUILDING PRODUCTS 0.0%++
Masco Corp.                             46,103          408,473
                                                 --------------


CAPITAL MARKETS 2.4%
Ameriprise Financial, Inc.              28,116          740,857
Bank of New York Mellon
  Corp. (The)                          145,836        3,715,901
Charles Schwab Corp. (The)             118,913        2,197,512
E*TRADE Financial Corp. (a)             68,174           97,489
Federated Investors, Inc.
  Class B                               11,254          257,492
Franklin Resources, Inc.                19,323        1,168,655
Goldman Sachs Group, Inc.
  (The)                                 63,793        8,197,400
Invesco, Ltd.                           48,900          719,808
Janus Capital Group, Inc.               20,280          203,408
Legg Mason, Inc.                        17,820          357,647
Morgan Stanley                         136,427        3,225,134
Northern Trust Corp.                    28,344        1,540,780
State Street Corp.                      54,789        1,869,949
T. Rowe Price Group, Inc.               33,023        1,272,046
                                                 --------------
                                                     25,564,078
                                                 --------------

CHEMICALS 1.8%
Air Products & Chemicals,
  Inc.                                  26,677        1,758,014
CF Industries Holdings, Inc.             6,159          443,756
Dow Chemical Co. (The)                 117,766        1,884,256
E.I. du Pont de Nemours &
  Co.                                  114,675        3,199,433
Eastman Chemical Co.                     9,671          383,745
Ecolab, Inc.                            21,306          821,346
International Flavors &
  Fragrances, Inc.                      10,166          317,179
Monsanto Co.                            69,439        5,894,677
PPG Industries, Inc.                    20,868          919,236
Praxair, Inc.                           39,192        2,924,115
Sigma-Aldrich Corp.                     15,931          698,415
                                                 --------------
                                                     19,244,172
                                                 --------------

COMMERCIAL BANKS 2.1%
BB&T Corp.                              70,212        1,638,748
Comerica, Inc.                          19,482          408,732
Fifth Third Bancorp                     72,780          298,398
First Horizon National Corp.            25,426          292,653
Huntington Bancshares, Inc.             45,605          127,238
KeyCorp                                 61,501          378,231


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2009, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)

COMMERCIAL BANKS (CONTINUED)
M&T Bank Corp.                           9,760   $      511,912
Marshall & Ilsley Corp.                 32,369          187,093
PNC Financial Services
  Group, Inc.                           54,618        2,168,335
Regions Financial Corp.                 88,229          396,148
SunTrust Banks, Inc.                    45,001          649,815
U.S. Bancorp                           222,977        4,062,641
Wells Fargo & Co.                      539,334       10,792,073
Zions Bancorp                           14,552          159,053
                                                 --------------
                                                     22,071,070
                                                 --------------


COMMERCIAL SERVICES & SUPPLIES 0.5%
Avery Dennison Corp.                    13,347          383,593
Cintas Corp.                            16,970          435,450
Iron Mountain, Inc. (a)                 22,668          645,811
Pitney Bowes, Inc.                      26,318          645,844
R.R. Donnelley & Sons Co.               26,052          303,506
Republic Services, Inc.                 40,799          856,779
Stericycle, Inc. (a)                    10,874          511,948
Waste Management, Inc.                  62,156        1,657,700
                                                 --------------
                                                      5,440,631
                                                 --------------

COMMUNICATIONS EQUIPMENT 2.8%
Ciena Corp. (a)                         11,436          136,660
Cisco Systems, Inc. (a)                741,117       14,318,380
Corning, Inc.                          197,529        2,887,874
Harris Corp.                            16,971          518,973
JDS Uniphase Corp. (a)                  28,509          131,427
Juniper Networks, Inc. (a)              67,094        1,452,585
Motorola, Inc.                         284,826        1,575,088
QUALCOMM, Inc.                         209,428        8,862,993
Tellabs, Inc. (a)                       50,358          263,876
                                                 --------------
                                                     30,147,856
                                                 --------------

COMPUTERS & PERIPHERALS 4.9%
Apple, Inc. (a)                        112,969       14,214,889
Dell, Inc. (a)                         219,923        2,555,505
EMC Corp. (a)                          255,445        3,200,726
Hewlett-Packard Co.                    305,013       10,974,368
V  International Business
  Machines Corp.                       170,351       17,581,927
Lexmark International, Inc.
  Class A (a)                            9,919          194,611
NetApp, Inc. (a)                        41,546          760,292
QLogic Corp. (a)                        17,205          243,967
SanDisk Corp. (a)                       28,494          447,925
Sun Microsystems, Inc. (a)              95,550          875,238
Teradata Corp. (a)                      22,027          368,291
                                                 --------------
                                                     51,417,739
                                                 --------------

CONSTRUCTION & ENGINEERING 0.1%
Fluor Corp.                             23,066          873,510
Jacobs Engineering Group,
  Inc. (a)                              15,404          585,968
                                                 --------------
                                                      1,459,478
                                                 --------------

CONSTRUCTION MATERIALS 0.1%
Vulcan Materials Co.                    13,998          665,605
                                                 --------------


CONSUMER FINANCE 0.5%
American Express Co.                   147,403        3,717,504
Capital One Financial Corp.             49,773          833,200
Discover Financial Services             59,811          486,263
SLM Corp. (a)                           59,164          285,762
                                                 --------------
                                                      5,322,729
                                                 --------------

CONTAINERS & PACKAGING 0.2%
Ball Corp.                              12,332          465,163
Bemis Co., Inc.                         12,914          310,452
Owens-Illinois, Inc. (a)                21,181          516,605
Pactiv Corp. (a)                        16,259          355,422
Sealed Air Corp.                        20,097          383,049
                                                 --------------
                                                      2,030,691
                                                 --------------

DISTRIBUTORS 0.1%
Genuine Parts Co.                       20,428          693,735
                                                 --------------


DIVERSIFIED CONSUMER SERVICES 0.1%
Apollo Group, Inc. Class A
  (a)                                   13,477          848,377
H&R Block, Inc.                         43,074          652,140
                                                 --------------
                                                      1,500,517
                                                 --------------

DIVERSIFIED FINANCIAL SERVICES 2.9%
Bank of America Corp.                  812,541        7,255,991
CIT Group, Inc.                         45,791          101,656
Citigroup, Inc.                        692,545        2,112,262
CME Group, Inc.                          8,513        1,884,352
IntercontinentalExchange,
  Inc. (a)                               9,181          804,256
V  JPMorgan Chase & Co.                477,138       15,745,554
Leucadia National Corp. (a)             22,408          475,722
Moody's Corp.                           25,050          739,476
NASDAQ OMX Group, Inc. (The)
  (a)                                   17,031          327,506
NYSE Euronext                           33,516          776,566
                                                 --------------
                                                     30,223,341
                                                 --------------

DIVERSIFIED TELECOMMUNICATION SERVICES 3.1%
V  AT&T, Inc.                          748,901       19,186,844
CenturyTel, Inc.                        12,726          345,511
Embarq Corp.                            18,063          660,383
Frontier Communications
  Corp.                                 39,563          281,293
Qwest Communications
  International, Inc.                  186,170          724,201
Verizon Communications, Inc.           360,978       10,952,073
Windstream Corp.                        56,627          470,004
                                                 --------------
                                                     32,620,309
                                                 --------------




12    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)

ELECTRIC UTILITIES 2.1%
Allegheny Energy, Inc.                  21,484   $      556,865
American Electric Power Co.,
  Inc.                                  59,176        1,561,063
Duke Energy Corp.                      163,050        2,251,720
Edison International                    41,405        1,180,457
Entergy Corp.                           24,139        1,563,483
Exelon Corp.                            83,611        3,856,975
FirstEnergy Corp.                       38,580        1,577,922
FPL Group, Inc.                         51,942        2,793,960
Northeast Utilities                     21,915          460,653
Pepco Holdings, Inc.                    27,299          326,223
Pinnacle West Capital Corp.             12,812          350,793
PPL Corp.                               47,656        1,425,391
Progress Energy, Inc.                   35,242        1,202,457
Southern Co. (The)                      98,436        2,842,832
                                                 --------------
                                                     21,950,794
                                                 --------------

ELECTRICAL EQUIPMENT 0.4%
Cooper Industries, Ltd.
  Class A                               22,305          731,381
Emerson Electric Co.                    95,866        3,263,279
Rockwell Automation, Inc.               17,982          568,051
                                                 --------------
                                                      4,562,711
                                                 --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.3%
Agilent Technologies, Inc.
  (a)                                   44,479          812,187
Amphenol Corp. Class A                  22,457          759,945
FLIR Systems, Inc. (a)                  19,147          424,680
Jabil Circuit, Inc.                     26,052          211,021
Molex, Inc.                             17,484          291,458
Tyco Electronics, Ltd.                  58,157        1,014,258
                                                 --------------
                                                      3,513,549
                                                 --------------

ENERGY EQUIPMENT & SERVICES 1.6%
Baker Hughes, Inc.                      39,138        1,392,530
BJ Services Co.                         36,887          512,360
Cameron International Corp.
  (a)                                   27,507          703,629
Diamond Offshore Drilling,
  Inc.                                   8,828          639,236
ENSCO International, Inc.               18,212          515,035
Halliburton Co.                        113,581        2,296,608
Nabors Industries, Ltd. (a)             35,201          535,407
National Oilwell Varco, Inc.
  (a)                                   52,585        1,592,274
Rowan Cos., Inc.                        14,306          223,317
Schlumberger, Ltd.                     151,702        7,431,881
Smith International, Inc.               27,279          705,162
                                                 --------------
                                                     16,547,439
                                                 --------------

FOOD & STAPLES RETAILING 3.0%
Costco Wholesale Corp.                  54,983        2,672,174
CVS Caremark Corp.                     185,241        5,886,959
Kroger Co. (The)                        82,919        1,792,709
Safeway, Inc.                           55,026        1,086,763
SUPERVALU, Inc.                         26,392          431,509
Sysco Corp.                             74,812        1,745,364
V  Wal-Mart Stores, Inc.               284,139       14,320,606
Walgreen Co.                           125,798        3,953,831
Whole Foods Market, Inc.                17,433          361,386
                                                 --------------
                                                     32,251,301
                                                 --------------

FOOD PRODUCTS 1.6%
Archer-Daniels-Midland Co.              81,218        1,999,587
Campbell Soup Co.                       26,146          672,475
ConAgra Foods, Inc.                     57,588        1,019,308
Dean Foods Co. (a)                      19,118          395,743
General Mills, Inc.                     41,725        2,115,040
H.J. Heinz Co.                          39,947        1,374,976
Hershey Co. (The)                       20,923          756,157
Hormel Foods Corp.                       8,994          281,422
J.M. Smucker Co. (The)                  14,986          590,448
Kellogg Co.                             32,015        1,348,152
Kraft Foods, Inc. Class A              186,701        4,368,803
McCormick & Co., Inc.                   16,448          484,394
Sara Lee Corp.                          89,429          744,049
Tyson Foods, Inc. Class A               38,075          401,311
                                                 --------------
                                                     16,551,865
                                                 --------------

GAS UTILITIES 0.1%
EQT Corp.                               16,569          557,215
Nicor, Inc.                              5,504          176,899
Questar Corp.                           21,793          647,688
                                                 --------------
                                                      1,381,802
                                                 --------------

HEALTH CARE EQUIPMENT & SUPPLIES 2.0%
Baxter International, Inc.              77,939        3,780,041
Becton, Dickinson & Co.                 30,681        1,855,587
Boston Scientific Corp. (a)            190,816        1,604,763
C.R. Bard, Inc.                         12,526          897,237
Covidien, Ltd.                          63,996        2,110,588
DENTSPLY International, Inc.            18,929          541,748
Hospira, Inc. (a)                       20,063          659,471
Intuitive Surgical, Inc. (a)             4,942          710,314
Medtronic, Inc.                        142,450        4,558,400
St. Jude Medical, Inc. (a)              43,740        1,466,165
Stryker Corp.                           30,785        1,191,687
Varian Medical Systems, Inc.
  (a)                                   15,886          530,116
Zimmer Holdings, Inc. (a)               28,582        1,257,322
                                                 --------------
                                                     21,163,439
                                                 --------------

HEALTH CARE PROVIDERS & SERVICES 1.9%
Aetna, Inc.                             58,598        1,289,742
AmerisourceBergen Corp.                 19,853          667,855
Cardinal Health, Inc.                   45,701        1,544,237
CIGNA Corp.                             35,458          698,877
Coventry Health Care, Inc.
  (a)                                   19,699          313,411
DaVita, Inc. (a)                        13,300          616,721


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)

HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Express Scripts, Inc. (a)               30,994   $    1,982,686
Humana, Inc. (a)                        21,511          619,087
Laboratory Corp. of America
  Holdings (a)                          13,725          880,459
McKesson Corp.                          35,154        1,300,698
Medco Health Solutions, Inc.
  (a)                                   62,345        2,715,125
Patterson Cos., Inc. (a)                11,558          236,477
Quest Diagnostics, Inc.                 19,952        1,024,136
Tenet Healthcare Corp. (a)              52,641          118,442
UnitedHealth Group, Inc.               153,985        3,621,727
WellPoint, Inc. (a)                     63,429        2,712,224
                                                 --------------
                                                     20,341,904
                                                 --------------

HEALTH CARE TECHNOLOGY 0.0%++
IMS Health, Inc.                        23,168          290,990
                                                 --------------


HOTELS, RESTAURANTS & LEISURE 1.5%
Carnival Corp.                          55,536        1,492,808
Darden Restaurants, Inc.                18,121          669,933
International Game
  Technology                            37,451          462,520
Marriott International, Inc.
  Class A                               37,267          878,011
McDonald's Corp.                       141,640        7,547,996
Starbucks Corp. (a)                     91,984        1,330,089
Starwood Hotels & Resorts
  Worldwide, Inc.                       23,804          496,551
Wyndham Worldwide Corp.                 22,847          266,853
Wynn Resorts, Ltd. (a)                   7,676          301,129
Yum! Brands, Inc.                       58,783        1,960,413
                                                 --------------
                                                     15,406,303
                                                 --------------

HOUSEHOLD DURABLES 0.4%
Black & Decker Corp.                     7,720          311,116
Centex Corp.                            14,698          160,796
D.R. Horton, Inc.                       34,328          447,980
Fortune Brands, Inc.                    18,959          745,278
Harman International
  Industries, Inc.                       7,381          134,260
KB Home                                  9,739          175,984
Leggett & Platt, Inc.                   19,850          285,046
Lennar Corp. Class A                    17,088          166,437
Newell Rubbermaid, Inc.                 34,296          358,393
Pulte Homes, Inc.                       26,380          303,634
Snap-on, Inc.                            7,142          242,257
Stanley Works (The)                     10,049          382,164
Whirlpool Corp.                          9,659          436,201
                                                 --------------
                                                      4,149,546
                                                 --------------

HOUSEHOLD PRODUCTS 2.4%
Clorox Co. (The)                        17,378          974,037
Colgate-Palmolive Co.                   63,651        3,755,409
Kimberly-Clark Corp.                    52,422        2,576,017
V  Procter & Gamble Co.
  (The)                                372,123       18,397,761
                                                 --------------
                                                     25,703,224
                                                 --------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.1%
AES Corp. (The) (a)                     85,093          601,608
Constellation Energy Group,
  Inc.                                  25,302          609,272
Dynegy, Inc. Class A (a)                62,118          110,570
                                                 --------------
                                                      1,321,450
                                                 --------------

INDUSTRIAL CONGLOMERATES 2.1%
3M Co.                                  88,063        5,072,429
V  General Electric Co.              1,340,841       16,961,639
Textron, Inc.                           31,233          335,130
                                                 --------------
                                                     22,369,198
                                                 --------------

INSURANCE 2.1%
Aflac, Inc.                             59,236        1,711,328
Allstate Corp. (The)                    68,112        1,589,053
American International
  Group, Inc.                          340,224          469,509
Aon Corp.                               34,285        1,446,827
Assurant, Inc.                          15,080          368,555
Chubb Corp. (The)                       45,204        1,760,696
Cincinnati Financial Corp.              20,639          494,304
Genworth Financial, Inc.
  Class A                               55,320          130,555
Hartford Financial Services
  Group, Inc. (The)                     38,311          439,427
Lincoln National Corp.                  32,809          368,773
Loews Corp.                             45,844        1,141,057
Marsh & McLennan Cos., Inc.             64,706        1,364,650
MBIA, Inc. (a)                          25,036          118,420
MetLife, Inc.                          104,116        3,097,451
Principal Financial Group,
  Inc.                                  32,943          538,289
Progressive Corp. (The) (a)             85,868        1,312,063
Prudential Financial, Inc.              54,187        1,564,921
Torchmark Corp.                         10,806          316,940
Travelers Cos., Inc. (The)              74,283        3,056,003
Unum Group                              42,080          687,587
XL Capital, Ltd. Class A                43,450          413,209
                                                 --------------
                                                     22,389,617
                                                 --------------

INTERNET & CATALOG RETAIL 0.3%
Amazon.com, Inc. (a)                    40,873        3,291,094
Expedia, Inc. (a)                       25,847          351,778
                                                 --------------
                                                      3,642,872
                                                 --------------

INTERNET SOFTWARE & SERVICES 1.7%
Akamai Technologies, Inc.
  (a)                                   21,317          469,400
eBay, Inc. (a)                         136,314        2,245,092
Google, Inc. Class A (a)                30,400       12,037,488
VeriSign, Inc. (a)                      24,609          506,453
Yahoo!, Inc. (a)                       176,355        2,520,113
                                                 --------------
                                                     17,778,546
                                                 --------------




14    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)

IT SERVICES 1.0%
Affiliated Computer
  Services, Inc. Class A (a)            12,247   $      592,510
Automatic Data Processing,
  Inc.                                  64,575        2,273,040
Cognizant Technology
  Solutions Corp. Class A
  (a)                                   36,521          905,356
Computer Sciences Corp. (a)             19,057          704,347
Convergys Corp. (a)                     15,620          157,918
Fidelity National
  Information Services, Inc.            24,124          430,613
Fiserv, Inc. (a)                        20,353          759,574
Mastercard, Inc. Class A                 9,200        1,687,740
Paychex, Inc.                           41,011        1,107,707
Total System Services, Inc.             24,935          310,939
Western Union Co. (The)                 90,937        1,523,195
                                                 --------------
                                                     10,452,939
                                                 --------------

LEISURE EQUIPMENT & PRODUCTS 0.1%
Eastman Kodak Co.                       35,410          108,000
Hasbro, Inc.                            15,933          424,774
Mattel, Inc.                            45,985          687,936
                                                 --------------
                                                      1,220,710
                                                 --------------

LIFE SCIENCES TOOLS & SERVICES 0.4%
Life Technologies Corp. (a)             21,823          813,998
Millipore Corp. (a)                      6,968          411,809
PerkinElmer, Inc.                       15,600          227,292
Thermo Fisher Scientific,
  Inc. (a)                              52,986        1,858,749
Waters Corp. (a)                        12,689          560,473
                                                 --------------
                                                      3,872,321
                                                 --------------

MACHINERY 1.5%
Caterpillar, Inc.                       76,661        2,727,598
Cummins, Inc.                           25,645          871,930
Danaher Corp.                           32,255        1,884,982
Deere & Co.                             53,666        2,214,259
Dover Corp.                             23,633          727,424
Eaton Corp.                             20,743          908,543
Flowserve Corp.                          7,244          491,868
Illinois Tool Works, Inc.               48,801        1,600,673
Ingersoll-Rand Co., Ltd.
  Class A                               40,199          875,132
Manitowoc Co., Inc. (The)               16,369           97,396
PACCAR, Inc.                            46,254        1,639,242
Pall Corp.                              15,495          409,223
Parker Hannifin Corp.                   20,480          928,768
                                                 --------------
                                                     15,377,038
                                                 --------------

MEDIA 2.4%
CBS Corp. Class B                       85,990          605,370
Comcast Corp. Class A                  365,971        5,657,912
DIRECTV Group, Inc. (The)
  (a)                                   67,324        1,664,922
Gannett Co., Inc.                       29,316          114,625
Interpublic Group of Cos.,
  Inc. (The) (a)                        58,372          365,409
McGraw-Hill Cos., Inc. (The)            39,968        1,205,035
Meredith Corp.                           4,695          117,751
New York Times Co. (The)
  Class A                               14,779           79,511
News Corp. Class A                     292,282        2,414,249
Omnicom Group, Inc.                     39,497        1,242,971
Scripps Networks Interactive
  Class A                               11,307          310,264
Time Warner Cable, Inc.                 44,758        1,442,550
Time Warner, Inc.                      151,968        3,317,461
Viacom, Inc. Class B (a)                77,969        1,500,123
Walt Disney Co. (The)                  235,234        5,151,625
Washington Post Co. Class B                762          318,966
                                                 --------------
                                                     25,508,744
                                                 --------------

METALS & MINING 0.8%
AK Steel Holding Corp.                  14,300          186,043
Alcoa, Inc.                            120,945        1,096,971
Allegheny Technologies, Inc.            12,732          416,718
Freeport-McMoRan Copper &
  Gold, Inc. Class B                    52,236        2,227,866
Newmont Mining Corp.                    61,513        2,475,283
Nucor Corp.                             40,174        1,634,680
Titanium Metals Corp.                   12,496           84,848
United States Steel Corp.               14,947          396,843
                                                 --------------
                                                      8,519,252
                                                 --------------

MULTI-UTILITIES 1.3%
Ameren Corp.                            26,872          618,593
CenterPoint Energy, Inc.                43,465          462,468
CMS Energy Corp.                        27,445          329,889
Consolidated Edison, Inc.               34,492        1,280,688
Dominion Resources, Inc.                73,595        2,219,625
DTE Energy Corp.                        20,655          610,768
Integrys Energy Group, Inc.              9,712          256,494
NiSource, Inc.                          33,754          370,956
PG&E Corp.                              45,875        1,702,880
Public Service Enterprise
  Group, Inc.                           64,340        1,919,906
SCANA Corp.                             15,030          454,207
Sempra Energy                           30,961        1,424,825
TECO Energy, Inc.                       25,832          273,561
Wisconsin Energy Corp.                  14,793          591,128
Xcel Energy, Inc.                       56,598        1,043,667
                                                 --------------
                                                     13,559,655
                                                 --------------

MULTILINE RETAIL 0.9%
Big Lots, Inc. (a)                      10,328          285,466
Family Dollar Stores, Inc.              17,733          588,558
J.C. Penney Co., Inc.                   27,779          852,538
Kohl's Corp. (a)                        38,787        1,758,990
Macy's, Inc.                            53,209          727,899
Nordstrom, Inc.                         20,238          457,986


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15


                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)

MULTILINE RETAIL (CONTINUED)
Sears Holdings Corp. (a)                 7,219   $      450,971
Target Corp.                            95,277        3,931,129
                                                 --------------
                                                      9,053,537
                                                 --------------

OFFICE ELECTRONICS 0.1%
Xerox Corp.                            110,910          677,660
                                                 --------------


OIL, GAS & CONSUMABLE FUELS 9.8%
Anadarko Petroleum Corp.                58,336        2,511,948
Apache Corp.                            42,531        3,098,809
Cabot Oil & Gas Corp.                   13,134          396,515
Chesapeake Energy Corp.                 71,529        1,409,837
V  Chevron Corp.                       254,516       16,823,508
ConocoPhillips                         188,388        7,723,908
CONSOL Energy, Inc.                     23,089          722,224
Denbury Resources, Inc. (a)             31,540          513,471
Devon Energy Corp.                      56,065        2,906,970
El Paso Corp.                           87,910          606,579
EOG Resources, Inc.                     31,718        2,013,459
V  ExxonMobil Corp.                    627,431       41,830,825
Hess Corp.                              36,051        1,975,234
Marathon Oil Corp.                      89,685        2,663,644
Massey Energy Co.                       10,200          162,282
Murphy Oil Corp.                        24,042        1,147,044
Noble Energy, Inc.                      21,797        1,236,980
Occidental Petroleum Corp.             102,922        5,793,479
Peabody Energy Corp.                    34,291          904,939
Pioneer Natural Resources
  Co.                                   15,107          349,274
Range Resources Corp.                   19,587          782,892
Southwestern Energy Co. (a)             43,300        1,552,738
Spectra Energy Corp.                    81,877        1,187,216
Sunoco, Inc.                            14,786          391,977
Tesoro Corp.                            17,137          261,339
Valero Energy Corp.                     65,577        1,301,048
Williams Cos., Inc.                     73,886        1,041,793
XTO Energy, Inc.                        73,304        2,540,717
                                                 --------------
                                                    103,850,649
                                                 --------------

PAPER & FOREST PRODUCTS 0.2%
International Paper Co.                 54,517          690,185
MeadWestvaco Corp.                      22,459          351,708
Weyerhaeuser Co.                        26,851          946,766
                                                 --------------
                                                      1,988,659
                                                 --------------

PERSONAL PRODUCTS 0.2%
Avon Products, Inc.                     53,990        1,228,813
Estee Lauder Cos., Inc.
  (The) Class A                         14,518          434,088
                                                 --------------
                                                      1,662,901
                                                 --------------

PHARMACEUTICALS 6.5%
Abbott Laboratories                    196,215        8,211,598
Allergan, Inc.                          38,691        1,805,322
Bristol-Myers Squibb Co.               251,575        4,830,240
Eli Lilly & Co.                        128,685        4,236,310
Forest Laboratories, Inc.
  (a)                                   38,548          836,106
V  Johnson & Johnson                   351,170       18,387,261
King Pharmaceuticals, Inc.
  (a)                                   30,036          236,684
Merck & Co., Inc.                      268,677        6,512,730
Mylan, Inc. (a)                         37,855          501,579
Pfizer, Inc.                           856,913       11,448,358
Schering-Plough Corp.                  206,585        4,755,587
Watson Pharmaceuticals, Inc.
  (a)                                   13,294          411,316
Wyeth                                  168,835        7,158,604
                                                 --------------
                                                     69,331,695
                                                 --------------

PROFESSIONAL SERVICES 0.2%
Dun & Bradstreet Corp.                   6,885          560,439
Equifax, Inc.                           16,540          482,306
Monster Worldwide, Inc. (a)             16,651          229,784
Robert Half International,
  Inc.                                  20,307          487,774
                                                 --------------
                                                      1,760,303
                                                 --------------

REAL ESTATE INVESTMENT TRUSTS 0.9%
Apartment Investment &
  Management Co. Class A                16,460          120,158
AvalonBay Communities, Inc.             10,095          573,497
Boston Properties, Inc.                 15,131          747,774
Developers Diversified
  Realty Corp.                             951            3,928
Equity Residential                      34,103          780,618
HCP, Inc.                               32,108          704,770
Health Care REIT, Inc.                  13,839          471,495
Host Hotels & Resorts, Inc.             66,258          509,524
Kimco Realty Corp.                      39,592          475,896
Plum Creek Timber Co., Inc.             21,611          746,012
ProLogis                                53,276          485,344
Public Storage                          15,931        1,065,147
Simon Property Group, Inc.              32,048        1,653,677
Ventas, Inc.                            19,827          567,845
Vornado Realty Trust                    17,749          867,748
                                                 --------------
                                                      9,773,433
                                                 --------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.0%++
CB Richard Ellis Group, Inc.
  Class A (a)                           28,339          212,542
Forestar Real Estate Group,
  Inc. (a)                                   1               13
                                                 --------------
                                                        212,555
                                                 --------------

ROAD & RAIL 0.8%
Burlington Northern Santa Fe
  Corp.                                 35,336        2,384,473
CSX Corp.                               50,130        1,483,347
Norfolk Southern Corp.                  47,056        1,678,958



16    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)

ROAD & RAIL (CONTINUED)
Ryder System, Inc.                       7,355   $      203,660
Union Pacific Corp.                     63,890        3,139,555
                                                 --------------
                                                      8,889,993
                                                 --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.3%
Advanced Micro Devices, Inc.
  (a)                                   75,077          271,028
Altera Corp.                            37,911          618,328
Analog Devices, Inc.                    37,182          791,233
Applied Materials, Inc.                171,339        2,092,049
Broadcom Corp. Class A (a)              54,144        1,255,599
Intel Corp.                            706,836       11,153,872
KLA-Tencor Corp.                        21,483          595,939
Linear Technology Corp.                 27,804          605,571
LSI Corp. (a)                           80,577          309,416
MEMC Electronic Materials,
  Inc. (a)                              28,866          467,629
Microchip Technology, Inc.              23,728          545,744
Micron Technology, Inc. (a)            104,626          510,575
National Semiconductor Corp.            24,741          306,046
Novellus Systems, Inc. (a)              12,871          232,450
NVIDIA Corp. (a)                        69,975          803,313
Teradyne, Inc. (a)                      21,820          129,611
Texas Instruments, Inc.                162,082        2,927,201
Xilinx, Inc.                            35,386          723,290
                                                 --------------
                                                     24,338,894
                                                 --------------

SOFTWARE 3.7%
Adobe Systems, Inc. (a)                 67,215        1,838,330
Autodesk, Inc. (a)                      28,664          571,560
BMC Software, Inc. (a)                  23,829          826,151
CA, Inc.                                50,058          863,500
Citrix Systems, Inc. (a)                23,085          658,615
Compuware Corp. (a)                     31,325          234,311
Electronic Arts, Inc. (a)               40,133          816,707
Intuit, Inc. (a)                        40,692          941,206
McAfee, Inc. (a)                        19,406          728,501
V  Microsoft Corp.                     972,210       19,696,975
Novell, Inc. (a)                        41,881          157,473
Oracle Corp. (a)                       488,086        9,439,583
Salesforce.com, Inc. (a)                13,160          563,380
Symantec Corp. (a)                     104,239        1,798,123
                                                 --------------
                                                     39,134,415
                                                 --------------

SPECIALTY RETAIL 2.0%
Abercrombie & Fitch Co.
  Class A                               10,948          296,253
AutoNation, Inc. (a)                    13,927          246,647
AutoZone, Inc. (a)                       4,841          805,494
Bed Bath & Beyond, Inc. (a)             33,321        1,013,625
Best Buy Co., Inc.                      42,865        1,645,159
GameStop Corp. Class A (a)              20,813          627,720
Gap, Inc. (The)                         59,584          925,935
Home Depot, Inc. (The)                 215,464        5,671,012
Limited Brands, Inc.                    34,387          392,700
Lowe's Cos., Inc.                      186,263        4,004,654
O'Reilly Automotive, Inc.
  (a)                                   17,146          666,122
Office Depot, Inc. (a)                  34,418           89,143
RadioShack Corp.                        16,484          232,095
Sherwin-Williams Co. (The)              12,486          707,207
Staples, Inc.                           90,659        1,869,389
Tiffany & Co.                           15,962          461,940
TJX Cos., Inc.                          52,910        1,479,893
                                                 --------------
                                                     21,134,988
                                                 --------------

TEXTILES, APPAREL & LUXURY GOODS 0.4%
Coach, Inc. (a)                         41,546        1,017,877
NIKE, Inc. Class B                      49,170        2,579,950
Polo Ralph Lauren Corp.                  7,150          384,956
VF Corp.                                11,237          666,017
                                                 --------------
                                                      4,648,800
                                                 --------------

THRIFTS & MORTGAGE FINANCE 0.1%
Guaranty Financial Group,
  Inc. (a)                                   1                1
Hudson City Bancorp, Inc.               66,379          833,720
Peoples United Financial                43,885          685,483
                                                 --------------
                                                      1,519,204
                                                 --------------

TOBACCO 1.5%
Altria Group, Inc.                     261,381        4,268,352
Lorillard, Inc.                         21,359        1,348,393
Philip Morris International,
  Inc.                                 255,039        9,232,412
Reynolds American, Inc.                 21,694          823,938
                                                 --------------
                                                     15,673,095
                                                 --------------

TRADING COMPANIES & DISTRIBUTORS 0.1%
Fastenal Co.                            16,524          633,861
W.W. Grainger, Inc.                      8,217          689,242
                                                 --------------
                                                      1,323,103
                                                 --------------

WIRELESS TELECOMMUNICATION SERVICES 0.3%
American Tower Corp. Class A
  (a)                                   50,244        1,595,749
Sprint Nextel Corp. (a)                360,668        1,572,513
                                                 --------------
                                                      3,168,262
                                                 --------------
Total Common Stocks
  (Cost $1,073,690,902)                             963,143,384 (b)
                                                 --------------





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                     PRINCIPAL
                                        AMOUNT            VALUE
SHORT-TERM INVESTMENTS 9.0%
---------------------------------------------------------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $10,089 (Collateralized by
  a United States Treasury
  Bill with a rate of 0.12%
  and a maturity date of
  7/30/09, with a Principal
  Amount of $15,000 and a
  Market Value of $14,996)         $    10,089   $       10,089
                                                 --------------

Total Repurchase Agreement
  (Cost $10,089)                                         10,089
                                                 --------------

U.S. GOVERNMENT 9.0%
United States Treasury Bills
  0.122%, due 7/16/09 (c)           85,400,000       85,377,967
  0.136%, due 7/30/09 (c)(d)        10,600,000       10,596,417
                                                 --------------

Total U.S. Government
  (Cost $95,960,456)                                 95,974,384
                                                 --------------

Total Short-Term Investments
  (Cost $95,970,545)                                 95,984,473
                                                 --------------
Total Investments
  (Cost $1,169,661,447) (f)               99.9%   1,059,127,857
Cash and Other Assets,
  Less Liabilities                         0.1          824,988
                                         -----     ------------
Net Assets                               100.0%  $1,059,952,845
                                         =====     ============





                            CONTRACTS         UNREALIZED
                                 LONG   APPRECIATION (E)
FUTURES CONTRACTS 1.3%
--------------------------------------------------------

Standard & Poor's 500
  Index
  Mini June 2009                2,106        $13,574,274
                                             -----------
Total Futures Contracts
  (Settlement Value
  $91,611,000) (b)                           $13,574,274
                                             ===========





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  The combined market value of common
     stocks and settlement value of Standard &
     Poor's 500 Index futures contracts
     represents 99.5% of net assets.
(c)  Interest rate presented is yield to
     maturity.
(d)  Represents a security, or a portion
     thereof, which is segregated, or
     partially segregated as collateral for
     futures contracts.
(e)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at April 30,
     2009.
(f)  At April 30, 2009, cost is $1,190,090,520
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation       $ 188,764,420
Gross unrealized depreciation        (319,727,083)
                                    -------------
Net unrealized depreciation         $(130,962,663)
                                    =============



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                         INVESTMENTS IN   OTHER FINANCIAL
 VALUATION INPUTS            SECURITIES   INSTRUMENTS (A)
Level 1--Quoted Prices   $  963,143,384       $13,574,274
Level 2--Other
  Significant
  Observable Inputs          95,984,473                --
Level 3--Significant
  Unobservable Inputs                --                --
                         --------------       -----------
Total                    $1,059,127,857       $13,574,274
                         ==============       ===========





(a)  Other financial instruments include
     futures.


At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).




18    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $1,169,661,447)  $1,059,127,857
Receivables:
  Dividends and interest                 1,405,012
  Fund shares sold                         500,342
  Variation margin on futures
     contracts                              94,563
  Manager (See Note 3)                      61,811
Other assets                               148,765
                                    --------------
     Total assets                    1,061,338,350
                                    --------------
LIABILITIES:
Payables:
  Transfer agent (See Note 3)              777,077
  Fund shares redeemed                     304,145
  Shareholder communication                100,238
  Professional fees                         86,594
  NYLIFE Distributors (See Note 3)          35,962
  Custodian                                 21,958
  Directors                                  8,239
Accrued expenses                            51,292
                                    --------------
     Total liabilities                   1,385,505
                                    --------------
Net assets                          $1,059,952,845
                                    ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 700 million shares
  authorized                        $       52,679
Additional paid-in capital           1,302,726,046
                                    --------------
                                     1,302,778,725
Accumulated undistributed net
  investment income                      7,102,709
Accumulated net realized loss on
  investments and futures
  transactions                        (152,969,273)
Net unrealized depreciation on
  investments and futures
  contracts                            (96,959,316)
                                    --------------
Net assets                          $1,059,952,845
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $   15,708,470
                                    ==============
Shares of capital stock
  outstanding                              785,508
                                    ==============
Net asset value per share
  outstanding                       $        20.00
Maximum sales charge (3.00% of
  offering price)                             0.62
                                    --------------
Maximum offering price per share
  outstanding                       $        20.62
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $  163,942,737
                                    ==============
Shares of capital stock
  outstanding                            8,200,845
                                    ==============
Net asset value per share
  outstanding                       $        19.99
Maximum sales charge (3.00% of
  offering price)                             0.62
                                    --------------
Maximum offering price per share
  outstanding                       $        20.61
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $  880,301,638
                                    ==============
Shares of capital stock
  outstanding                           43,692,276
                                    ==============
Net asset value and offering price
  per share outstanding             $        20.15
                                    ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  14,167,331
  Interest                                  26,308
                                     -------------
     Total income                       14,193,639
                                     -------------
EXPENSES:
  Transfer agent--Investor Class
     (See Note 3)                           50,017
  Transfer agent--Class A (See Note
     3)                                    241,243
  Transfer agent--Class I (See Note
     3)                                  1,251,521
  Manager (See Note 3)                   1,229,173
  Distribution/Service--Investor
     Class (See Note 3)                     17,274
  Distribution/Service--Class A
     (See Note 3)                          196,382
  Professional fees                        128,448
  Registration                              79,440
  Shareholder communication                 78,782
  Directors                                 28,639
  Custodian                                 22,074
  Miscellaneous                             54,935
                                     -------------
     Total expenses before
       waiver/reimbursement              3,377,928
  Expense waiver/reimbursement from
     Manager (See Note 3)               (1,643,344)
                                     -------------
     Net expenses                        1,734,584
                                     -------------
Net investment income                   12,459,055
                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on:
  Security transactions                 (5,662,867)
  Futures transactions                 (20,704,336)
                                     -------------
Net realized loss on investments
  and futures transactions             (26,367,203)
                                     -------------
Net change in unrealized
  depreciation on:
  Security transactions               (100,251,748)
  Futures contracts                     18,279,195
                                     -------------
Net change in unrealized
  depreciation on investments and
  futures contracts                    (81,972,553)
                                     -------------
Net realized and unrealized loss on
  investments and futures
  transactions                        (108,339,756)
                                     -------------
Net decrease in net assets
  resulting from operations          $ (95,880,701)
                                     =============



(a) Dividends recorded net of foreign withholding taxes in the amount of $83.



20    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009             2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income       $   12,459,055   $   29,091,263
 Net realized loss on
  investments and futures
  transactions                  (26,367,203)     (37,460,174)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and futures
  contracts                     (81,972,553)    (630,823,988)
                             -------------------------------
 Net decrease in net
  assets resulting from
  operations                    (95,880,701)    (639,192,899)
                             -------------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                 (350,624)              --
    Class A                      (4,143,743)      (4,505,403)
    Class I                     (23,595,246)     (24,441,374)
                             -------------------------------
 Total dividends to
 shareholders                   (28,089,613)     (28,946,777)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        169,802,568      415,291,207
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      27,961,308       28,845,756
 Cost of shares redeemed       (131,388,673)    (471,936,198)
                             -------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions                66,375,203      (27,799,235)
                             -------------------------------
    Net decrease in net
     assets                     (57,595,111)    (695,938,911)

NET ASSETS:
Beginning of period           1,117,547,956    1,813,486,867
                             -------------------------------
End of period                $1,059,952,845   $1,117,547,956
                             ===============================
Accumulated undistributed
 net investment income at
 end of period               $    7,102,709   $   22,733,267
                             ===============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                              INVESTOR CLASS
                                                        --------------------------
                                                                      FEBRUARY 28,
                                                        SIX MONTHS       2008**
                                                           ENDED         THROUGH
                                                         APRIL 30,     OCTOBER 31,

                                                        --------------------------
                                                           2009*          2008
Net asset value at beginning of period                    $ 22.47        $ 31.35
                                                          -------        -------
Net investment income                                        0.22 (a)       0.26
Net realized and unrealized gain (loss) on investments      (2.18)         (9.14)
                                                          -------        -------
Total from investment operations                            (1.96)         (8.88)
                                                          -------        -------
Less dividends:
  From net investment income                                (0.51)            --
                                                          -------        -------
Net asset value at end of period                          $ 20.00        $ 22.47
                                                          =======        =======
Total investment return (c)                                 (8.72%)(d)    (28.33%)(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                      2.26% ++       1.63% ++
  Net expenses                                               0.60% ++       0.60% ++
  Expenses (before waiver/reimbursement)                     1.30% ++       1.06% ++
Portfolio turnover rate                                         2%             5%
Net assets at end of period (in 000's)                    $15,708        $15,372




                                                               CLASS I
                          ---------------------------------------------------------------------------------
                          SIX MONTHS
                             ENDED
                           APRIL 30,                     YEAR ENDED OCTOBER 31,

                          ---------------------------------------------------------------------------------
                             2009*        2008         2007             2006            2005         2004
Net asset value at
  beginning of period      $  22.69     $  36.14    $    32.16       $    28.15      $    26.35    $  24.43
                           --------     --------    ----------       ----------      ----------    --------
Net investment income          0.25 (a)     0.60          0.58             0.53            0.48 (b)    0.33
Net realized and
  unrealized gain (loss)
  on investments              (2.21)      (13.46)         3.93             3.93            1.73        1.88
                           --------     --------    ----------       ----------      ----------    --------
Total from investment
  operations                  (1.96)      (12.86)         4.51             4.46            2.21        2.21
                           --------     --------    ----------       ----------      ----------    --------
Less dividends:
  From net investment
     income                   (0.58)       (0.59)        (0.53)           (0.45)          (0.41)      (0.29)
                           --------     --------    ----------       ----------      ----------    --------
Net asset value at end
  of period                $  20.15     $  22.69    $    36.14       $    32.16      $    28.15    $  26.35
                           ========     ========    ==========       ==========      ==========    ========
Total investment return
  (c)                         (8.60%)(d)  (36.13%)       14.17%           16.06%           8.42%       9.10%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income        2.58% ++     1.95%         1.73%            1.69%           1.86%(b)    1.38%
  Net expenses                 0.30% ++     0.30%         0.30%            0.30%           0.30%       0.30%
  Expenses (before
     waiver/reimburse-
     ment)                     0.64% ++     0.49%         0.42%            0.31%           0.44%       0.58%
Portfolio turnover rate           2%           5%            5%               5%              6%          2%
Net assets at end of
  period (in 000's)        $880,302     $919,826    $1,479,162       $1,299,916      $1,245,481    $982,503




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.07 and 0.26%, respectively as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.





22    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                       CLASS A
      -------------------------------------------------------------------------
                                                                     JANUARY 2,
      SIX MONTHS                                                       2004**
         ENDED                                                        THROUGH
       APRIL 30,               YEAR ENDED OCTOBER 31,               OCTOBER 31,

      -------------------------------------------------------------------------
         2009*        2008        2007        2006        2005          2004
       $  22.47     $  35.79    $  31.85    $  27.86    $  26.11      $  25.46
       --------     --------    --------    --------    --------      --------
           0.22 (a)     0.51        0.49        0.40        0.40 (b)      0.20
          (2.19)      (13.35)       3.87        3.91        1.68          0.45
       --------     --------    --------    --------    --------      --------
          (1.97)      (12.84)       4.36        4.31        2.08          0.65
       --------     --------    --------    --------    --------      --------

          (0.51)       (0.48)      (0.42)      (0.32)      (0.33)           --
       --------     --------    --------    --------    --------      --------
       $  19.99     $  22.47    $  35.79    $  31.85    $  27.86      $  26.11
       ========     ========    ========    ========    ========      ========
          (8.76%)(d)  (36.32%)     13.83%      15.61%       7.97%         2.55%(d)

           2.29% ++     1.65%       1.44%       1.31%       1.43%(b)      1.09%++
           0.60% ++     0.60%       0.60%       0.68%       0.73%         0.59%++
           0.89% ++     0.79%       0.78%       0.74%       0.87%         0.87%++
              2%           5%          5%          5%          6%            2%
       $163,943     $182,351    $334,325    $319,851    $309,387      $280,346




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay S&P 500 Index Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund did not hold securities that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may


24    MainStay S&P 500 Index Fund
not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally

                                                   mainstayinvestments.com    25
accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Directors. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Directors and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(J) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to


26    MainStay S&P 500 Index Fund
such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Investments, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.25% on assets up to $1 billion, 0.225% on assets from $1 billion to $2 billion, 0.215% on assets from $2 billion to $3 billion, and 0.20% on assets in excess of $3 billion. Prior to May 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of 0.25% on assets up to $1 billion, 0.225% on assets from $1 billion to $3 billion and 0.20% on assets in excess of $3 billion.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 0.60%; Class A, 0.60%; and Class I, 0.30%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $1,229,173 and waived its fees in the amount of $1,643,344.

As of April 30, 2009, the amounts of waived reimbursed fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                          OCTOBER 31,
      2009           2010             2011             2012           TOTAL
 $348,562         $2,331,037       $2,907,713       $1,643,344     $7,230,656
-----------------------------------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class and Class A shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.



                                                   mainstayinvestments.com    27

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $3,779 and $2,800, respectively, for the six-month period ended April 30, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A shares of $24 for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $1,542,781.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class I                        $150,869,055    17.1%
---------------------------------------------------



(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $50,023.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $110,877,918 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2010              $ 14,677
       2013                 5,221
       2014                51,930
       2016                39,050
------------------------------------

      Total              $110,878
------------------------------------



The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distributions paid from:
  Ordinary Income                    $28,946,777
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of securities, other than short-term securities, were $21,019 and $23,010, respectively.



28    MainStay S&P 500 Index Fund

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                 SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      120,465   $   2,311,902
Shares issued to
  shareholders in
  reinvestment of dividends       17,590         349,167
Shares redeemed                  (83,552)     (1,594,461)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                      54,503       1,066,608
Shares converted into
  Investor Class (See Note
  1)                              47,907         883,882
Shares converted from
  Investor Class (See Note
  1)                                (936)        (18,496)
                             ---------------------------
Net increase                     101,474   $   1,931,994
                             ===========================
Period ended October 31,
  2008 (a):
Shares sold                      358,640   $  11,119,645
Shares redeemed                 (118,276)     (3,414,456)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                     240,364       7,705,189
Shares converted into
  Investor Class (See Note
  1)                             469,518      14,140,110
Shares converted from
  Investor Class (See Note
  1)                             (25,848)       (724,982)
                             ---------------------------
Net increase                     684,034   $  21,120,317
                             ===========================

(a) Investor Class shares were first offered on February
    28, 2008.


 CLASS A                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    1,385,920   $  26,471,746
Shares issued to
  shareholders in
  reinvestment of dividends      202,474       4,017,091
Shares redeemed               (1,457,587)    (27,695,149)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                     130,807       2,793,688
Shares converted into Class
  A (See Note 1)                     937          18,496
Shares converted from Class
  A (See Note 1)                 (47,933)       (883,882)
                             ---------------------------
Net increase                      83,811   $   1,928,302
                             ===========================
Year ended October 31,
  2008:
Shares sold                    2,120,311   $  63,024,254
Shares issued to
  shareholders in
  reinvestment of dividends      129,736       4,405,844
Shares redeemed               (3,030,393)    (92,534,241)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (780,346)    (25,104,143)
Shares converted into Class
  A (See Note 1)                  25,857         724,982
Shares converted from Class
  A (See Note 1)                (469,518)    (14,140,110)
                             ---------------------------
Net decrease                  (1,224,007)  $ (38,519,271)
                             ===========================

 CLASS I                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    7,305,783   $ 141,018,920
Shares issued to
  shareholders in
  reinvestment of dividends    1,181,525      23,595,050
Shares redeemed               (5,340,062)   (102,099,063)
                             ---------------------------
Net increase                   3,147,246   $  62,514,907
                             ===========================
Year ended October 31,
  2008:
Shares sold                   11,262,139   $ 341,147,308
Shares issued to
  shareholders in
  reinvestment of dividends      714,617      24,439,912
Shares redeemed              (12,359,546)   (375,987,501)
                             ---------------------------
Net decrease                    (382,790)  $ (10,400,281)
                             ===========================




NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    29

BOARD CONSIDERATION AND APPROVAL OF NEW SUBADVISORY AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended ("1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), review and approve the fund's investment advisory agreements. At its meeting on September 25, 2008, the Board of Directors of Eclipse Funds Inc. (the "Board" of the "Company"), which was comprised solely of Independent Directors, unanimously approved a new subadvisory agreement (the "Subadvisory Agreement") between New York Life Investment Management LLC ("New York Life Investments"), manager of the Company, and Madison Square Investors LLC ("Madison Square Investors") with respect to the MainStay S&P 500 Fund (the "Fund"). Madison Square Investors is a new affiliate of New York Life Investments formed to accommodate a lift-out of New York Life Investments' Equity Investors Group ("EIG"), a division of New York Life Investments that historically has provided investment advisory services to the Fund, effective December 27, 2008 (the "Reorganization"). New York Life Investments advised the Board that EIG would be better positioned in the institutional marketplace as a separate investment boutique rather than as a division of New York Life Investments. In considering the approval of the Subadvisory Agreement, the Board was provided with information from New York Life Investments confirming that, in connection with the Reorganization: (i) no material change in the nature or the level of the services provided to the Fund would occur; (ii) no increase in the investment advisory fees payable by the Fund would be implemented; (iii) no material changes were expected in the personnel responsible for management of the Fund; and (iv) existing shareholders would be notified of the Reorganization. Furthermore, the Board considered an opinion from outside counsel to New York Life Investments confirming that the Subadvisory Agreement did not require shareholder approval.

In reaching its decision to approve the Subadvisory Agreement, the Board considered a variety of information furnished to the Board from New York Life Investments. The Board also requested and received responses from New York Life Investments to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board considered its historical experience with EIG's capabilities and resources, and its evaluation of EIG in connection with previous contract review processes, including contract review processes that culminated with approval of the management agreement between the Company, on behalf of the Fund, and New York Life Investments in April 2008 and again in June 2008 (the "Prior Contract Review Processes").

In determining to approve the new Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by Madison Square Investors;
(ii) the investment performance of the Fund and the historical investment performance of similar funds managed by Madison Square Investors; (iii) the costs of the services to be provided, and profits to be realized, by Madison Square Investors from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit the Fund's investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board's decision to approve the Subadvisory Agreement was based on a comprehensive consideration of all the information provided to the Board in connection with its review of the Subadvisory Agreement. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Subadvisory Agreement is provided below.

NATURE, EXTENT, AND QUALITY OF SERVICES TO BE PROVIDED

In considering the approval of the Subadvisory Agreement, the Board examined the nature, extent and quality of the services that EIG historically had provided to the Fund, and that Madison Square Investors would provide to the Fund. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged EIG's historical service to the Fund, and took note of the experience of EIG's portfolio managers, the number of accounts managed by the portfolio managers and EIG's method for compensating portfolio managers. The Board also considered the experience of senior personnel at EIG. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of Madison Square Investors' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating investment performance, the Board took note of the Fund's historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, with consideration for the Fund's investment objectives, strategies and risks, as disclosed in the Fund's prospectus. The Board considered information about the Fund's investment performance that is provided to the Board in connection with its regularly scheduled meetings, and also took note of information


30    MainStay S&P 500 Index Fund
provided in connection with the Prior Contract Review Processes showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers. The Board also considered the strength of Madison Square Investors' resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the selection of Madison Square Investors as subadviser to the Fund is likely to benefit the Fund's long-term investment performance.

COSTS OF THE SERVICES TO BE PROVIDED BY MADISON SQUARE INVESTORS

The Board considered the estimated costs of the services and profits to be realized by Madison Square Investors under the Subadvisory Agreement, taking into account profitability information provided to the Board in connection with the Prior Contract Review Processes. Because Madison Square Investors is an affiliate of New York Life Investments whose subadvisory fees for advising the Fund will be paid directly by New York Life Investments, the Board considered the cost and profitability information for New York Life Investments and Madison Square Investors in the aggregate. In evaluating these estimated costs and profits, the Board considered, among other things, EIG's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that Madison Square Investors must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that Madison Square Investors' ability to maintain a strong financial position is important in order for Madison Square Investors to provide high-quality ongoing services to the Fund and its shareholders.

The Board also considered certain fall-out benefits that may be realized by Madison Square Investors due to its relationship with the Fund. The Board recognized, for example, the benefits to Madison Square Investors from legally permitted "soft-dollar" arrangements by which brokers may provide research and other services to Madison Square Investors in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that any profits realized by Madison Square Investors due to its relationship with the Fund will be fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with the Fund's investors. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board took note of the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. The Board also observed that NY Life Investments historically has subsidized the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Fund's fee schedules and expense structure appropriately reflect economies of scale for the benefit of the Fund's investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board considered the reasonableness of the fees to be paid under the existing management and new Subadvisory Agreement, and the Fund's total ordinary operating expenses. The Board considered that the fees to be paid to Madison Square Investors under the Subadvisory Agreement are paid by New York Life Investments, not the Fund, and will result in no increase in the Fund's expenses. The Board noted that New York Life Investments will retain half of its management fee under the new Subadvisory Agreement with Madison Square Investors, consistent with the management and subadvisory fee structure used for other subadvisory relationships between New York Life Investments and its affiliates.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with New York Life Investments in recent years and observed that New York Life Investments has subsidized the total ordinary operating expenses of the Fund's share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Subadvisory Agreement, supports the conclusion that these fees to be paid under the Subadvisory Agreement are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the new Subadvisory Agreement with Madison Square Investors.



                                                   mainstayinvestments.com    31

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the Securities and Exchange Commissions ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.



SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



32    MainStay S&P 500 Index Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.     Eclipse Funds Inc.
                                                      SEC File Number: 811-06175

NYLIM-A015859         (RECYCLE LOGO)            MS140-09           MSSP10-06/09
                                                                         A6

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 SHORT TERM BOND FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 SHORT TERM BOND FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       13
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              18
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        24
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       24

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          1.64%    2.13%    3.02%    3.73%
Excluding sales charges     4.78     5.29     3.65     4.05




(PERFORMANCE GRAPH)                                         (With sales charges)

                                                    CITIGROUP 1-3
                                 MAINSTAY SHORT       YEAR U.S.
                                    TERM BOND      TREASURY AGENCY
                                      FUND              INDEX
                                 --------------    ---------------
4/30/99                                9700             10000
                                       9968             10363
                                      10917             11377
                                      11419             12127
                                      11985             12815
                                      12054             12970
                                      12109             13139
                                      12297             13423
                                      12875             14117
                                      13696             15196
4/30/09                               14421             15902






CLASS A SHARES(3)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          1.71%    2.26%    3.04%    3.74%
Excluding sales charges     4.86     5.42     3.67     4.05




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                     CITIGROUP 1-3
                                  MAINSTAY SHORT       YEAR U.S.
                                     TERM BOND      TREASURY AGENCY
                                       FUND              INDEX
                                  --------------    ---------------
4/30/99                                24250             25000
                                       24921             25908
                                       27292             28443
                                       28547             30318
                                       29963             32037
                                       30134             32424
                                       30273             32847
                                       30742             33557
                                       32187             35292
                                       34229             37991
4/30/09                                36084             39754






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                  SIX      ONE     FIVE     TEN
TOTAL RETURNS                 MONTHS    YEAR    YEARS    YEARS
--------------------------------------------------------------
                               5.00%    5.72%    4.04%    4.36%



                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                     CITIGROUP 1-3
                                  MAINSTAY SHORT       YEAR U.S.
                                     TERM BOND      TREASURY AGENCY
                                       FUND              INDEX
                                  --------------    ---------------
4/30/99                                10000             10000
                                       10302             10363
                                       11308             11377
                                       11854             12127
                                       12472             12815
                                       12575             12970
                                       12702             13139
                                       12945             13423
                                       13594             14117
                                       14497             15196
4/30/09                                15327             15902





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distri-butions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or contingent deferred sales charge, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

 BENCHMARK PERFORMANCE                                SIX      ONE     FIVE     TEN
                                                    MONTHS    YEAR    YEARS    YEARS
Citigroup 1-3 Year U.S. Treasury Agency Index(4)     2.47%    4.65%    4.16%    4.75%
Average Lipper short U.S. government fund(5)         2.94     2.96     3.15     3.88



2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A shares might have been lower.
4. The Citigroup 1-3 Year U.S. Treasury Agency Index consists of U.S. Treasury notes (minimum amount outstanding is $1 billion per issue) and Agency securities (minimum amount outstanding is $200 million per issue) with maturities of one year or greater, but less than three years. Total returns assume reinvestment of all income and capital gains. The Citigroup 1-3 Year U.S. Treasury Agency Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper short U.S. Government fund is representative of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than three years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Short Term Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SHORT TERM BOND FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,047.80        $5.08          $1,019.80         $5.01
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,048.60        $4.57          $1,020.30         $4.51
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,050.00        $3.05          $1,021.80         $3.01
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.00% for Investor Class, 0.90% for Class A and 0.60% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2009

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              73.0
Corporate Bond                                  15.8
Short-Term Investment                            9.7
Asset-Backed Securities                          1.9
Yankee Bond                                      1.4
Mortgage-Backed Securities                       0.5
Liabilities in Excess of Cash and Other
  Assets                                        (2.3)





See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Federal National Mortgage Association,
        1.75%-6.25%, due 10/12/10-3/13/14
    2.  United States Treasury Notes,
        0.875%-1.50%, due 2/28/11-12/31/13
    3.  Federal Home Loan Bank, 1.625%-3.375%,
        due 10/20/10-4/13/12
    4.  Federal Home Loan Mortgage Corporation,
        1.50%-5.875%, due 1/7/11-4/26/11
    5.  Government National Mortgage Association
        (Mortgage Pass-Through Security), 6.50%, due 3/30/34
    6.  General Electric Capital Corp.,
        2.20%-3.00%, due 12/9/11-6/8/12
    7.  Goldman Sachs Group, Inc. (The),
        1.625%-2.15%, due 7/15/11-3/15/12
    8.  Bank of America Corp., 3.125%, due
        6/15/12
    9.  Freddie Mac (Collateralized Mortgage
        Obligations), 3.50%-4.50%, due
        6/15/13-1/15/25
   10.  Shell International Finance B.V.,
        5.625%, due 6/27/11









8    MainStay Short Term Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CLAUDE ATHAIDE, PHD, CFA, GARY GOODENOUGH AND JAMES RAMSAY, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY SHORT TERM BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Short Term Bond Fund returned 4.78% for Investor Class shares and 4.86% for Class A shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned 5.00%. All share classes outperformed the 2.94% return of the average Lipper(1) short U.S. government fund and the 2.47% return of the Citigroup 1-3 Year U.S. Treasury Agency Index(2) for the six months ended April 30, 2009. The Citigroup 1-3 Year U.S. Treasury Agency Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Lehman Brothers' bankruptcy in the fall of 2008 led to investor concerns about the continued solvency of the world's financial institutions. This contributed to a flight-to-quality, or a general movement toward higher-quality securities, that drove the yields on U.S. Treasury securities to historic lows. The yield on the two-year Treasury note fell to 0.65% in early December 2008. Prices for longer-term Treasury securities also soared on the announcement by the Federal Open Market Committee (FOMC) that it would consider purchasing these securities. The yield on the 10-year Treasury note fell to 2.06%, while the yield on the 30-year Treasury bond fell to 2.52% in December.

Adding to investors' fears was a stream of bad economic news. The U.S. economy shrank at an annualized rate of 6.3% during the final quarter of 2008, and the Commerce Department projected a similar decline for the first quarter of 2009. In addition, more than 3.9 million jobs were lost during the reporting period as the unemployment rate climbed from 6.6% in October 2008 to 8.9% at the end of April 2009.

As investors sought the safety of U.S. Treasury securities, the equity rally that had begun just before Thanksgiving ended in early January. After increasing almost 25% between late November and early January, the S&P 500(R) Index(3) fell approximately 29% over the next two months. The banking industry led the sell-off amid speculation that many of the major banks would eventually be nationalized. The stock market also reacted negatively to the lack of detail in Treasury Secretary Geithner's initial announcement on the recapitalization of the banking sector.

In early March, a number of bank CEOs reported relatively good performance for January and February, which helped start another rally. The S&P 500(R) Index rose 31% from March 9 through April 30, 2009. As the equity market rallied, investors' appetite for risk improved. After bottoming in early December, the yield on the two-year Treasury note traded in a fairly narrow range (between 0.8% and 1.05%) for the rest of the reporting period.

As risk aversion declined, Treasury securities underperformed other asset classes for the reporting period as a whole, and spreads(4) tightened across most fixed-income sectors.

The Federal Deposit Insurance Corporation (FDIC) debt guarantee program, announced in October 2008, had been one factor leading to wider spreads on agency debt and mortgage-backed securities in the fall of 2008. Investors felt that the explicit U.S. government guarantee on the new bonds would make them more attractive than agency securities given the risk-averse sentiment at the time. In late November, the Federal Reserve announced that it would

----------
The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, less of the debt may be prepaid causing the average bond maturity to rise and increase the potential for the Fund to lose money. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows the securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the securities or their value. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Citigroup 1-3 Year U.S. Treasury Agency Index.
3. The S&P 500(R) Index is a trademark of the McGraw-Hill Companies, Inc., and is widely recognized as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                    mainstayinvestments.com    9
purchase $100 billion of agency debt and $500 billion of agency mortgages over the next several quarters. Following the announcement, spreads on agency debt and agency mortgages narrowed substantially.

In February 2009, the U.S. Treasury Department increased the size of its preferred stock purchase agreement in Fannie Mae and Freddie Mac. In March, the FOMC announced it would purchase longer-term Treasury securities. The FOMC also decided to expand the size of its mortgage-backed and agency debt securities purchase programs. The Federal Reserve also announced the creation of the Term Asset-Backed Securities Loan Facility (TALF) to jumpstart the securitized lending market. Spreads on secondary asset-backed securities tightened in the weeks following the announcement, as investors expected the facility to have a positive impact on the sector. Commercial mortgage-backed security spreads also tightened substantially when the TALF was expanded to include this sector.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

The Fund had an overweight position in agency and FDIC-backed debt, which helped the Fund's results, as spreads within this sector narrowed substantially during the reporting period. A strong recovery in the price of the American General Finance 8.125% 08/2009 issue also contributed positively to the Fund's results. Opportunistic purchases of new corporate issues--such as those of tobacco company Altria, pharmaceutical company Pfizer and natural resources company BHP Billiton--all came at substantial concessions to outstanding issues. The Fund sold these issues to take profits as spreads narrowed, which helped the Fund's performance.

Despite the recovery in risk appetite during the latter months of the reporting period, we maintained the Fund's defensive stance and refrained from increasing the Fund's exposure to corporate bonds. At the end of the reporting period, we believed that the worst of the economic contraction was behind us, but we also felt that talk of an economic recovery was premature.

WHAT WAS THE FUND'S DURATION DURING THE REPORTING PERIOD?

During the six months ended April 30, 2009, the Fund maintained a duration(5) longer than that of the Citigroup 1-3 Year U.S. Treasury Agency Index. As of April 30, 2009, the Fund's duration was 1.95 years.

We also positioned the Fund to benefit from a flatter yield curve.(5) When the yield curve flattens, yields on securities of different maturities tend to converge. This may provide opportunities to take advantage of changing yields on securities of different maturities or, once the yield curve is relatively flat, to adjust maturities without significantly affecting yield.

The combination of our duration and yield curve positioning helped the Fund's performance, especially during the first two months of the reporting period when rates declined significantly. As mentioned, since bottoming in the middle of December, the yield on the two-year Treasury note traded in a fairly narrow range.



----------
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Short Term Bond Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2009 UNAUDITED



                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS 92.6%+
ASSET-BACKED SECURITIES 1.9%
----------------------------------------------------------------

AUTOMOBILE 1.9%
USAA Auto Owner Trust
  Series 2009-1, Class A2
  2.64%, due 8/15/11                 $ 1,060,000   $   1,060,956
World Omni Auto Receivables
  Trust
  Series 2009-A, Class A2
  2.88%, due 10/17/11                  1,050,000       1,051,942
                                                   -------------
Total Asset-Backed Securities
  (Cost $2,109,920)                                    2,112,898
                                                   -------------



CORPORATE BONDS 15.8%
----------------------------------------------------------------

BANKS 7.5%
American Express Bank FSB
  3.15%, due 12/9/11 (a)               1,350,000       1,386,427
V  Bank of America Corp.
  3.125%, due 6/15/12 (a)              2,000,000       2,072,694
Bank of America N.A.
  1.70%, due 12/23/10 (a)                570,000         575,350
Citigroup, Inc.
  2.125%, due 4/30/12 (a)              1,430,000       1,436,801
HSBC USA, Inc.
  3.125%, due 12/16/11 (a)               675,000         697,660
PNC Funding Corp.
  2.30%, due 6/22/12 (a)                 835,000         837,734
Regions Bank
  3.25%, due 12/9/11 (a)                 675,000         698,027
Sovereign Bank
  2.75%, due 1/17/12 (a)                 470,000         476,472
                                                   -------------
                                                       8,181,165
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 8.3%
American General Finance
  Corp.
  8.125%, due 8/15/09                  1,300,000       1,182,318
V  General Electric Capital
  Corp.
  2.20%, due 6/8/12 (a)                2,180,000       2,193,645
  3.00%, due 12/9/11 (a)               1,360,000       1,403,067
V  Goldman Sachs Group, Inc.
  (The)
  1.625%, due 7/15/11 (a)              1,265,000       1,269,985
  2.15%, due 3/15/12 (a)               2,000,000       2,021,802
JPMorgan Chase & Co.
  2.125%, due 6/22/12 (a)                980,000         982,183
                                                   -------------
                                                       9,053,000
                                                   -------------
Total Corporate Bonds
  (Cost $17,149,724)                                  17,234,165
                                                   -------------



MORTGAGE-BACKED SECURITIES 0.5%
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 0.5%
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2004-CB9, Class A1
  3.475%, due 6/12/41                    264,188         263,248
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                     96,524          96,414
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                    91,239          90,960
Wachovia Bank Commercial
  Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41                     36,576          36,491
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $486,490)                                        487,113
                                                   -------------


U.S. GOVERNMENT & FEDERAL AGENCIES 73.0%
----------------------------------------------------------------

V  FEDERAL HOME LOAN BANK
  12.5%
  1.625%, due 1/21/11                  4,325,000       4,363,864
  2.25%, due 4/13/12                   5,075,000       5,143,264
  3.375%, due 10/20/10                 4,000,000       4,131,136
                                                   -------------
                                                      13,638,264
                                                   -------------

V  FEDERAL HOME LOAN MORTGAGE CORPORATION 8.7%
  1.50%, due 1/7/11                    4,135,000       4,157,267
  1.625%, due 4/26/11                  2,600,000       2,616,232
  5.875%, due 3/21/11                  2,575,000       2,697,492
                                                   -------------
                                                       9,470,991
                                                   -------------

V  FEDERAL NATIONAL MORTGAGE ASSOCIATION 29.5%
  1.75%, due 3/23/11                   6,000,000       6,058,236
  1.875%, due 4/20/12                  2,625,000       2,633,862
  2.75%, due 3/13/14                   1,925,000       1,946,510
  2.875%, due 10/12/10                 3,985,000       4,097,875
  3.375%, due 5/19/11                  5,260,000       5,486,885
  4.875%, due 5/18/12                  2,700,000       2,945,843
  6.25%, due 2/1/11                    8,565,000       8,990,852
                                                   -------------
                                                      32,160,063
                                                   -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITY) 0.4%
  4.50%, due 11/1/18                     423,902         438,937
                                                   -------------




 +  Percentages indicated are based on Fund net assets.
 v Among the Fund's 10 largest issuers held, as of April 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
V  FREDDIE MAC
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.8%
  Series 2632, Class NH
  3.50%, due 6/15/13                 $ 1,260,437   $   1,273,149
  Series 2982, Class LC
  4.50%, due 1/15/25                     674,737         680,441
                                                   -------------
                                                       1,953,590
                                                   -------------

V  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITY) 4.3%
  6.50%, due 3/30/34 TBA (b)           4,450,000       4,679,451
                                                   -------------



V  UNITED STATES TREASURY NOTES 15.8%
  0.875%, due 2/28/11                 14,225,000      14,226,707
  1.50%, due 12/31/13                  3,090,000       3,033,027
                                                   -------------
                                                      17,259,734
                                                   -------------
Total U.S. Government &
  Federal Agencies
  (Cost $78,825,326)                                  79,601,030
                                                   -------------



YANKEE BOND 1.4% (C)
----------------------------------------------------------------

OIL & GAS 1.4%
V  Shell International
  Finance B.V.
  5.625%, due 6/27/11                  1,425,000       1,528,971
                                                   -------------
Total Yankee Bond
  (Cost $1,483,243)                                    1,528,971
                                                   -------------
Total Long-Term Bonds
  (Cost $100,054,703)                                100,964,177
                                                   -------------



SHORT-TERM INVESTMENT 9.7%
----------------------------------------------------------------

REPURCHASE AGREEMENT 9.7%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $10,552,784 (Collateralized
  by a United States Treasury
  Bill with a zero coupon
  rate and a maturity date of
  5/7/09,
  with a Principal Amount of
  $10,765,000 and a Market
  Value of $10,765,000)               10,552,770      10,552,770
                                                   -------------
Total Short-Term Investment
  (Cost $10,552,770)                                  10,552,770
                                                   -------------
Total Investments
  (Cost $110,607,473) (d)                  102.3%    111,516,947
Liabilities in Excess of
  Cash and Other Assets                     (2.3)     (2,500,368)
                                           -----    ------------
Net Assets                                 100.0%  $ 109,016,579
                                           =====    ============





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation ("FDIC")
     Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(b)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of this security at April
     30, 2009 is $4,679,451, which represents
     4.3% of the Fund's net assets. All or a
     portion of this security was acquired
     under a mortgage dollar roll agreement.
(c)  Yankee Bond - dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(d)  At April 30, 2009, cost is $110,607,473
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $1,084,017
Gross unrealized depreciation         (174,543)
                                    ----------
Net unrealized appreciation         $  909,474
                                    ==========



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices               $         --
Level 2--Other Significant
  Observable Inputs                   111,516,947
Level 3--Significant Unobservable
  Inputs                                       --
                                     ------------
Total                                $111,516,947
                                     ============




The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).




12    MainStay Short Term Bond Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $110,607,473)     $111,516,947
Receivables:
  Fund shares sold                      1,814,509
  Interest                                608,829
Other assets                               35,648
                                     ------------
     Total assets                     113,975,933
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       4,671,109
  Fund shares redeemed                    157,408
  Manager (See Note 3)                     29,360
  Transfer agent (See Note 3)              26,276
  Professional fees                        21,086
  Shareholder communication                12,833
  NYLIFE Distributors (See Note 3)         10,980
  Custodian                                 5,246
Accrued expenses                              835
Dividend payable                           24,221
                                     ------------
     Total liabilities                  4,959,354
                                     ------------
Net assets                           $109,016,579
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) unlimited number of
  shares authorized                  $    112,678
Additional paid-in capital            107,217,267
                                     ------------
                                      107,329,945
Accumulated distributions in excess
  of net investment income                 (9,066)
Accumulated net realized gain on
  investments                             786,226
Net unrealized appreciation on
  investments                             909,474
                                     ------------
Net assets                           $109,016,579
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  3,092,939
                                     ============
Shares of capital stock outstanding       318,704
                                     ============
Net asset value per share
  outstanding                        $       9.70
Maximum sales charge (3.00% of
  offering price)                            0.30
                                     ------------
Maximum offering price per share
  outstanding                        $      10.00
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 49,914,910
                                     ============
Shares of capital stock outstanding     5,159,328
                                     ============
Net asset value per share
  outstanding                        $       9.67
Maximum sales charge (3.00% of
  offering price)                            0.30
                                     ------------
Maximum offering price per share
  outstanding                        $       9.97
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 56,008,730
                                     ============
Shares of capital stock outstanding     5,789,724
                                     ============
Net asset value and offering price
  per share outstanding              $       9.67
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $  931,576
                                      ----------
EXPENSES:
  Manager (See Note 3)                   235,700
  Transfer agent--Investor Class
     (See Note 3)                          7,698
  Transfer agent--Class A (See Note
     3)                                   19,638
  Transfer agent--Class I (See Note
     3)                                   22,425
  Distribution/Service--Investor
     Class (See Note 3)                    3,212
  Distribution/Service--Class A (See
     Note 3)                              44,387
  Registration                            27,826
  Professional fees                       24,858
  Shareholder communication               24,196
  Custodian                                4,241
  Directors                                1,561
  Miscellaneous                            1,322
                                      ----------
     Total expenses before
       waiver/reimbursement              417,064
  Expense waiver/reimbursement from
     Manager (See Note 3)               (122,976)
                                      ----------
     Net expenses                        294,088
                                      ----------
Net investment income                    637,488
                                      ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments       1,228,658
Net change in unrealized
  depreciation on investments          1,450,437
                                      ----------
Net realized and unrealized gain on
  investments                          2,679,095
                                      ----------
Net increase in net assets resulting
  from operations                     $3,316,583
                                      ==========






14    MainStay Short Term Bond Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009           2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $    637,488   $  2,294,008
 Net realized gain on
  investments                     1,228,658      2,813,653
 Net change in unrealized
  appreciation (depreciation)
  on investments                  1,450,437     (1,119,286)
                               ---------------------------
 Net increase in net assets
  resulting from operations       3,316,583      3,988,375
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                  (17,707)       (22,375)
    Class A                        (259,949)      (383,998)
    Class I                        (359,935)    (1,903,397)
                               ---------------------------
 Total dividends to
  shareholders                     (637,591)    (2,309,770)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         78,496,668     52,944,314
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends         511,372      1,519,268
 Cost of shares redeemed        (31,950,401)   (98,137,375)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                47,057,639    (43,673,793)
                               ---------------------------
    Net increase (decrease)
     in net assets               49,736,631    (41,995,188)

NET ASSETS:
Beginning of period              59,279,948    101,275,136
                               ---------------------------
End of period                  $109,016,579   $ 59,279,948
                               ===========================
Accumulated distributions in
 excess of net investment
 income at end of period       $     (9,066)  $     (8,963)
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                       INVESTOR CLASS
                                 --------------------------
                                               FEBRUARY 28,
                                 SIX MONTHS       2008**
                                    ENDED         THROUGH
                                  APRIL 30,     OCTOBER 31,

                                 --------------------------
                                    2009*          2008
Net asset value at beginning of
  period                           $ 9.32         $ 9.44
                                   ------         ------
Net investment income                0.07 (a)       0.13 (a)
Net realized and unrealized
  gain (loss) on investments         0.37          (0.11)
                                   ------         ------
Total from investment
  operations                         0.44           0.02
                                   ------         ------
Less dividends:
  From net investment income        (0.06)         (0.14)
  Return of capital                    --             --
                                   ------         ------
Total dividends                     (0.06)         (0.14)
                                   ------         ------
Net asset value at end of
  period                           $ 9.70         $ 9.32
                                   ======         ======
Total investment return (b)          4.78%(c)       0.20%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income              1.42%++        2.10%++
  Net expenses                       1.00%++        1.00%++
  Expenses (before
     waiver/reimbursement)           1.66%++        2.09%++
Portfolio turnover rate               127%(d)        252%(d)
Net assets at end of period (in
  000's)                           $3,093         $2,266




                                                              CLASS I
                                 -----------------------------------------------------------------
                                 SIX MONTHS
                                    ENDED
                                  APRIL 30,                   YEAR ENDED OCTOBER 31,

                                 -----------------------------------------------------------------
                                    2009*        2008       2007       2006       2005       2004
Net asset value at beginning of
  period                           $  9.29     $  9.19    $  9.08    $  9.07    $  9.26    $  9.31
                                   -------     -------    -------    -------    -------    -------
Net investment income                 0.08 (a)    0.29 (a)   0.38 (a)   0.33       0.24       0.17
Net realized and unrealized
  gain (loss) on investments          0.38        0.09       0.12       0.01      (0.19)     (0.03)
                                   -------     -------    -------    -------    -------    -------
Total from investment
  operations                          0.46        0.38       0.50       0.34       0.05       0.14
                                   -------     -------    -------    -------    -------    -------
Less dividends:
  From net investment income         (0.08)      (0.28)     (0.39)     (0.33)     (0.24)     (0.18)
  Return of capital                     --          --         --         --         --      (0.01)
                                   -------     -------    -------    -------    -------    -------
Total dividends                      (0.08)      (0.28)     (0.39)     (0.33)     (0.24)     (0.19)
                                   -------     -------    -------    -------    -------    -------
Net asset value at end of
  period                           $  9.67     $  9.29    $  9.19    $  9.08    $  9.07    $  9.26
                                   =======     =======    =======    =======    =======    =======
Total investment return (b)           5.00%(c)    4.17%      5.59%      3.83%      0.59%      1.50%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income               1.79%++     3.15%      4.15%      3.63%      2.63%      1.83%
  Net expenses                        0.60%++     0.60%      0.60%      0.60%      0.60%      0.60%
  Expenses (before
     waiver/reimbursement)            0.93%++     0.91%      0.75%      0.76%      0.77%      0.78%
Portfolio turnover rate                127%(d)     252%(d)    118%        95%(d)    151%       151%
Net assets at end of period (in
  000's)                           $56,009     $36,701    $87,535    $74,221    $86,167    $95,402




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 88%,
     237% and 93% for the six month period ended April 30, 2009 and for the years ended October 31, 2008 and October 31, 2006, respectively.





16    MainStay Short Term Bond Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    CLASS A
      -------------------------------------------------------------------
                                                               JANUARY 2,
      SIX MONTHS                                                 2004**
         ENDED                                                  THROUGH
       APRIL 30,            YEAR ENDED OCTOBER 31,            OCTOBER 31,

      -------------------------------------------------------------------
         2009*        2008       2007      2006      2005         2004
        $  9.29     $  9.19    $  9.08    $ 9.06    $ 9.24       $ 9.32
        -------     -------    -------    ------    ------       ------
           0.07 (a)    0.24 (a)   0.35 (a)  0.30      0.20         0.06
           0.38        0.11       0.12      0.02     (0.19)       (0.01)
        -------     -------    -------    ------    ------       ------
           0.45        0.35       0.47      0.32      0.01         0.05
        -------     -------    -------    ------    ------       ------

          (0.07)      (0.25)     (0.36)    (0.30)    (0.19)       (0.12)
             --          --         --        --        --        (0.01)
        -------     -------    -------    ------    ------       ------
          (0.07)      (0.25)     (0.36)    (0.30)    (0.19)       (0.13)
        -------     -------    -------    ------    ------       ------
        $  9.67     $  9.29    $  9.19    $ 9.08    $ 9.06       $ 9.24
        =======     =======    =======    ======    ======       ======
           4.86%(c)    3.87%      5.29%     3.55%     0.09%        0.57%(c)

           1.45%++     2.55%      3.85%     3.33%     2.16%        1.43%++
           0.90%++     0.90%      0.90%     0.90%     1.07%        1.00%++
           1.17%++     1.32%      1.36%     1.61%     1.36%        1.18%++
            127%(d)     252%(d)    118%       95%(d)   151%         151%
        $49,915     $20,313    $13,740    $4,850    $6,085       $5,192




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Short Term Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund did not hold securities that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing


18    MainStay Short Term Bond Fund
in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are

                                                   mainstayinvestments.com    19
incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Directors. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Directors and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(J) CONCENTRATION OF RISK. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to


20    MainStay Short Term Bond Fund
such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $1 billion and 0.575% on assets in excess of $1 billion. Prior to May 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of 0.60% of the average daily net assets of the Fund.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.00%; Class A, 0.90%; and Class I, 0.60%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $235,700 and waived its fees in the amount of $122,976.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                            OCTOBER 31,
   2009                2010              2011              2012          TOTAL
 $161,173            $144,533          $257,615          $122,976      $686,297
-------------------------------------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class and Class A shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,066 and $9,631, respectively, for the six-month period ended April 30, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class and Class A of $99 and $8,333, respectively for the six-month period ended April 30, 2009.


                                                   mainstayinvestments.com    21

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $49,761.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                        $    1,180     0.0%++
-------------------------------------------------
Class I                         8,566,664    15.3
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $3,527.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $442,432 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016                $442
------------------------------------



The Fund utilized $2,804,828 of capital loss carryforwards during the year ended October 31, 2008.

The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distributions paid from:
  Ordinary Income                     $2,309,770
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of U.S. Government securities were $92,033 and $79,646, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $46,520 and $16,195, respectively.



22    MainStay Short Term Bond Fund

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                      134,315   $  1,291,383
Shares issued to
  shareholders in
  reinvestment of dividends        1,832         17,464
Shares redeemed                  (55,713)      (536,271)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                      80,434        772,576
Shares converted into
  Investor Class (See Note
  1)                               7,369         71,182
Shares converted from
  Investor Class (See Note
  1)                             (12,370)      (118,872)
                              -------------------------
Net increase                      75,433   $    724,886
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                      171,532   $  1,605,173
Shares issued to
  shareholders in
  reinvestment of dividends        2,340         21,835
Shares redeemed                  (58,798)      (549,880)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     115,074      1,077,128
Shares converted into
  Investor Class (See Note
  1)                             144,439      1,363,845
Shares converted from
  Investor Class (See Note
  1)                             (16,242)      (151,659)
                              -------------------------
Net increase                     243,271   $  2,289,314
                              =========================

(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                    4,714,905   $ 45,210,290
Shares issued to
  shareholders in
  reinvestment of dividends       15,337        146,845
Shares redeemed               (1,762,755)   (16,929,527)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   2,967,487     28,427,608
Shares converted into Class
  A
  (See Note 1)                    12,408        118,872
Shares converted from Class
  A
  (See Note 1)                    (7,392)       (71,182)
                              -------------------------
Net increase                   2,972,503   $ 28,475,298
                              =========================
Year ended October 31, 2008:
Shares sold                    2,766,135   $ 25,873,082
Shares issued to
  shareholders in
  reinvestment of dividends       27,027        252,072
Shares redeemed               (1,972,527)   (18,396,194)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     820,635      7,728,960
Shares converted into Class
  A
  (See Note 1)                    16,294        151,659
Shares converted from Class
  A
  (See Note 1)                  (144,872)    (1,363,845)
                              -------------------------
Net increase                     692,057   $  6,516,774
                              =========================

 CLASS I                          SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                    3,327,377   $ 31,994,995
Shares issued to
  shareholders in
  reinvestment of dividends       36,260        347,063
Shares redeemed               (1,525,129)   (14,484,603)
                              -------------------------
Net increase                   1,838,508   $ 17,857,455
                              =========================
Year ended October 31, 2008:
Shares sold                    2,726,879   $ 25,466,059
Shares issued to
  shareholders in
  reinvestment of dividends      133,536      1,245,361
Shares redeemed               (8,430,147)   (79,191,301)
                              -------------------------
Net decrease                  (5,569,732)  $(52,479,881)
                              =========================




NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    23

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and
(ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



24    MainStay Short Term Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 ---------------------------------------------------------------
  Not FDIC insured.    No bank guarantee.      May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175
NYLIM-AO15926         (RECYCLE LOGO)            MS140-09           MSSB10-06/09
                                                                          B5

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY 130/30 CORE FUND

                 MAINSTAY 130/30 GROWTH FUND

                 MAINSTAY 130/30 HIGH YIELD FUND

                 MAINSTAY 130/30 INTERNATIONAL FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY 130/30 CORE FUND

                 MAINSTAY 130/30 GROWTH FUND

                 MAINSTAY 130/30 HIGH YIELD FUND

                 MAINSTAY 130/30 INTERNATIONAL FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited



                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
--------------------------------------------

MAINSTAY 130/30 CORE FUND                  5
--------------------------------------------

MAINSTAY 130/30 GROWTH FUND               25
--------------------------------------------

MAINSTAY 130/30 HIGH YIELD FUND           42
--------------------------------------------

MAINSTAY 130/30 INTERNATIONAL FUND        61
--------------------------------------------

NOTES TO FINANCIAL STATEMENTS             85
--------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF NEW
SUBADVISORY AGREEMENT                     99
--------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES
AND PROXY VOTING RECORD                  101
--------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                     101

MAINSTAY 130/30 CORE FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges         -13.83%   -40.27%     -30.04%
Excluding sales charges     -8.82    -36.79      -27.85





(PERFORMANCE GRAPH)

                                 MAINSTAY 130/30    RUSSELL 1000(R)
                                    CORE FUND            INDEX
                                 ---------------    ---------------
6/29/07                                9450              10000
4/30/08                                8205               9386
4/30/09                                5186               6073






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges         -13.74%   -40.21%     -29.99%
Excluding sales charges     -8.72    -36.73      -27.81





(PERFORMANCE GRAPH)

                                 MAINSTAY 130/30    RUSSELL 1000(R)
                                    CORE FUND            INDEX
                                 ---------------    ---------------
6/29/07                               23625              25000
4/30/08                               20512              23465
4/30/09                               12979              15182






CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges          -9.98%   -37.87%     -28.41%
Excluding sales charges     -9.08    -37.24      -28.41





(PERFORMANCE GRAPH)

                                 MAINSTAY 130/30    RUSSELL 1000(R)
                                    CORE FUND            INDEX
                                 ---------------    ---------------
6/29/07                               10000              10000
4/30/08                                8620               9386
4/30/09                                5410               6073





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL      SIX       ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                   -8.60%   -36.54%     -27.66%





(PERFORMANCE GRAPH)

                                         MAINSTAY 130/30    RUSSELL 1000(R)
                                            CORE FUND            INDEX
                                         ---------------    ---------------
6/29/07                                       10000              10000
4/30/08                                        8689               9386
4/30/09                                        5515               6073






 BENCHMARK PERFORMANCE                                   SIX       ONE       SINCE
                                                       MONTHS     YEAR     INCEPTION
------------------------------------------------------------------------------------------
Russell 1000(R) Index(3)                                -7.39%   -35.30%     -23.76%
Average Lipper extended U.S. large-cap core fund(4)     -7.50    -35.57      -25.60



 management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 1000(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The average Lipper extended U.S. large-cap core fund is representative of funds that combine long and short stock selection to invest in a diversified portfolio of U.S. large-cap equities, with a target net exposure of 100% long. Typical strategies vary between 110% long and 10% short to 160% long and 60% short. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay 130/30 Core Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 CORE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $913.30         $12.95         $1,011.30         $13.61
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $912.80         $12.28         $1,012.00         $12.92
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $909.20         $16.52         $1,007.50         $17.37
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $914.00         $11.29         $1,013.00         $11.88
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (2.73% for Investor Class, 2.59% for Class A, 3.49% for Class C and 2.38% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF APRIL 30, 2009




Oil, Gas & Consumable Fuels           12.2%
Pharmaceuticals                        7.9
Computers & Peripherals                7.1
Insurance                              6.7
Capital Markets                        5.7
Specialty Retail                       5.3
Machinery                              4.9
Household Durables                     4.8
Media                                  4.7
Software                               4.5
Health Care Providers & Services       4.1
Semiconductors & Semiconductor
  Equipment                            4.1
Communications Equipment               3.6
Diversified Telecommunication
  Services                             3.4
IT Services                            3.4
Energy Equipment & Services            2.7
Aerospace & Defense                    2.6
Internet Software & Services           2.4
Metals & Mining                        2.4
Food & Staples Retailing               2.3
Commercial Banks                       2.2
Diversified Financial Services         2.2
Hotels, Restaurants & Leisure          2.2
Household Products                     2.0
Biotechnology                          1.7
Beverages                              1.6
Food Products                          1.6
Tobacco                                1.5
Construction & Engineering             1.4
Consumer Finance                       1.4
Industrial Conglomerates               1.4
Professional Services                  1.4
Chemicals                              1.3
Electrical Equipment                   1.3
Electronic Equipment & Instruments     1.3
Independent Power Producers &
  Energy Traders                       1.3
Textiles, Apparel & Luxury Goods       1.2
Air Freight & Logistics                1.1
Real Estate Investment Trusts          1.1
Health Care Equipment & Supplies       1.0
Electric Utilities                     0.7
Multiline Retail                       0.7
Wireless Telecommunication Services    0.7
Diversified Consumer Services          0.5
Multi-Utilities                        0.5
Auto Components                        0.4
Commercial Services & Supplies         0.4
Life Sciences Tools & Services         0.4
Airlines                               0.3
Leisure Equipment & Products           0.2
Road & Rail                            0.2
Trading Companies & Distributors       0.2
Automobiles                            0.1
Containers & Packaging                 0.1
Building Products                      0.0++
Gas Utilities                          0.0++
Internet & Catalog Retail              0.0++
Personal Products                      0.0++
Exchange Traded Fund                   1.0
Short Term Investment                  0.9
Liabilities in Excess of Cash and
  Other Assets                        -0.5
Investments Sold Short               -31.8
                                     -----
                                     100.0%
                                     =====



See Portfolio of Investments on page 11 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  ExxonMobil Corp.
    2.  Microsoft Corp.
    3.  JPMorgan Chase & Co.
    4.  Apple, Inc.
    5.  International Business Machines Corp.
    6.  Cisco Systems, Inc.
    7.  AT&T, Inc.
    8.  Procter & Gamble Co. (The)
    9.  Chevron Corp.
   10.  Wal-Mart Stores, Inc.




TOP FIVE SHORT POSITIONS AS OF APRIL 30, 2009



    1.  Tenet Healthcare Corp.
    2.  International Rectifier Corp.
    3.  Valmont Industries, Inc.
    4.  Intergrys Energy Group, Inc.
    5.  AMR Corp.







8    MainStay 130/30 Core Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARVEY J. FRAM, CFA, AND MONA PATNI OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY 130/30 CORE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay 130/30 Core Fund returned -8.82% for Investor Class shares, -8.72% for Class A shares and -9.08% for Class C shares for the six months ended April 30, 2009. Over the same period, Class I shares returned -8.60%. All share classes underperformed the -7.50% return of the average Lipper(1) extended U.S. large-cap core fund and the -7.39% return of the Russell 1000(R) Index(2) for the six months ended April 30, 2009. The Russell 1000(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the six months ended April 30, 2009, the Fund's underperformance of the Russell 1000(R) Index was largely the result of underweight positions in many stocks whose earnings had been negatively affected by the recession. Although this positioning helped the Fund outperform its benchmark every month from October 2008 through February 2009, the Fund's relative performance suffered in March, when hope of an economic revival caused several stocks in which the Fund was underweight to rally.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH INDUSTRIES DETRACTED THE MOST?

During the reporting period, the Fund's top-contributing sectors relative to the Russell 1000(R) Index were utilities, information technology and telecommunication services. The Fund was underweight utilities, which proved beneficial when the sector declined along with the price of natural gas. The Fund's overweight position in information technology helped relative performance because many stocks in the sector had, in our opinion, been beaten down to extremely undervalued levels. An overweight position in telecommunication services company Sprint Nextel helped the Fund's relative performance when the stock benefited from Sprint's arrangement with online retailer Amazon.com to deliver content for Kindle e-book readers.

The sectors that detracted the most from the Fund's performance were energy, industrials and health care. Many of the Fund's overweight positions relative to the Russell 1000(R) Index in the energy and industrials sectors underperformed as the world-wide recession took its toll. The Fund's health care holdings suffered from concerns that the new political administration might institute changes that would adversely affect the HMO industry.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE FUND'S STRONGEST PERFORMERS AND WHICH STOCKS WERE PARTICULARLY WEAK?

Among the top contributors to the Fund's absolute performance were homebuilder D.R. Horton, construction and engineering company Shaw Group and computer and electronic device manufacturer Apple. All three of these stocks provided strong positive returns, despite the overall market decline.

Three stocks that detracted the most from the Fund's absolute performance were Bank of America, General Electric and Wells Fargo & Company. The Fund had a long position in each of these stocks, and all of them underperformed the market despite strong rallies in March and April.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any changes in the Fund's net asset value greater than they would be without the use of leverage. This could result in increased volatility of returns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund may invest in derivatives such as credit default swaps, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Investments in real-estate investment trusts carry many of the risks associated with direct ownership of real estate, including extended vacancies, declining property values, increasing property taxes and changing interest rates.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000(R) Index.

                                                    mainstayinvestments.com    9

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period, the Fund purchased a position in AutoNation, an automobile retailer that derives a large percentage of its sales from the used-vehicle segment. We felt that the company was well positioned to benefit from the changing nature of the U.S. auto market. The Fund also purchased a position Steel Dynamics, a steel producer and metals recycling company. We viewed the stock as undervalued according to our valuation measures, and we felt it would be likely to benefit from a recovery in the global economy.

During the reporting period, the Fund sold its position in Capital One, which was widely perceived as one of the weakest banks. We also sold the Fund's position in Boeing on concerns that the economic slowdown could affect the company's commercial airline business. Our position in Boeing went from an overweight position to a short position during the reporting period.

HOW DID THE FUND'S WEIGHTINGS RELATIVE TO THE RUSSELL 1000(R) INDEX CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's position in the financials sector from underweight to neutral relative to the Russell 1000(R) Index. The increase was essentially driven by the fact that many financial companies had, in our view, become extremely undervalued as the entire sector sold off. We also increased the Fund's overweight position in the consumer discretionary sector to benefit from what we perceived to be extremely cheap valuations when the fear of a depression took hold.

During the reporting period, we reduced the Fund's positions in energy and industrials. In both cases, the move was made for defensive reasons, as we sought to protect the Fund in the event of a deep recession.

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2009?

As of April 30, 2009, the most substantially overweight sectors in the Fund relative to the Russell 1000(R) Index were consumer discretionary and information technology. As previously noted, we believed that many of these stocks had become extremely attractive on a valuation basis.

On the same date, the Fund's most substantially underweight sectors relative to the Russell 1000(R) Index were consumer staples and utilities. Even though both of these sectors are considered defensive, we felt that many consumer staples and utility stocks had become relatively expensive, and our model suggested that they should be avoided.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay 130/30 Core Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2009 UNAUDITED




                                        SHARES           VALUE
COMMON STOCKS 130.4%+
--------------------------------------------------------------

AEROSPACE & DEFENSE 2.6%
General Dynamics Corp. (a)               2,919   $     150,828
Honeywell International, Inc.
  (a)                                   30,304         945,788
Lockheed Martin Corp. (a)                9,975         783,337
Northrop Grumman Corp. (a)              19,245         930,496
Precision Castparts Corp.                4,163         311,642
Raytheon Co.                             2,617         118,367
United Technologies Corp. (a)            2,294         112,039
                                                 -------------
                                                     3,352,497
                                                 -------------

AIR FREIGHT & LOGISTICS 1.1%
FedEx Corp. (a)                         15,139         847,179
United Parcel Service, Inc.
  Class B (a)                           10,580         553,757
                                                 -------------
                                                     1,400,936
                                                 -------------

AIRLINES 0.3%
Copa Holdings S.A.                      12,877         394,680
                                                 -------------


AUTO COMPONENTS 0.4%
Federal Mogul Corp. (b)                 20,904         232,034
WABCO Holdings, Inc.                    22,125         353,779
                                                 -------------
                                                       585,813
                                                 -------------

AUTOMOBILES 0.1%
Thor Industries, Inc.                    2,906          66,809
                                                 -------------


BEVERAGES 1.6%
Coca-Cola Co. (The) (a)                 21,234         914,124
Coca-Cola Enterprises, Inc.              8,242         140,608
Constellation Brands, Inc.
  Class A (b)                            3,956          45,850
Pepsi Bottling Group, Inc.
  (The) (a)                             14,342         448,474
PepsiCo, Inc. (a)                       11,939         594,085
                                                 -------------
                                                     2,143,141
                                                 -------------

BIOTECHNOLOGY 1.7%
Amgen, Inc. (a)(b)                      28,082       1,361,135
Biogen Idec, Inc. (a)(b)                16,722         808,341
Gilead Sciences, Inc. (b)                  588          26,930
                                                 -------------
                                                     2,196,406
                                                 -------------

BUILDING PRODUCTS 0.0%++
Masco Corp.                              4,393          38,922
                                                 -------------


CAPITAL MARKETS 5.7%
Ameriprise Financial, Inc.
  (a)                                    8,631         227,427
Bank of New York Mellon Corp.
  (The) (a)                             31,740         808,735
BlackRock, Inc. (a)                      2,211         323,956
Charles Schwab Corp. (The)
  (a)                                   23,180         428,366
Federated Investors, Inc.
  Class B (a)                           13,672         312,815
Franklin Resources, Inc. (a)             6,092         368,444
Goldman Sachs Group, Inc.
  (The)                                  2,082         267,537
Invesco, Ltd. (a)                       43,787         644,545
Investment Technology Group,
  Inc. (a)(b)                           28,761         655,176
MF Global, Ltd. (a)(b)                 110,618         674,770
Morgan Stanley (a)                      39,594         936,002
Northern Trust Corp. (a)                12,107         658,136
Raymond James Financial, Inc.            8,837         138,653
State Street Corp.                       9,185         313,484
T. Rowe Price Group, Inc. (a)            1,761          67,834
TD Ameritrade Holding Corp.
  (a)(b)                                39,940         635,445
                                                 -------------
                                                     7,461,325
                                                 -------------

CHEMICALS 1.3%
CF Industries Holdings, Inc.
  (a)                                    6,411         461,913
Eastman Chemical Co. (a)                11,830         469,414
Monsanto Co.                               628          53,311
Scotts Miracle-Gro Co. (The)
  Class A                                4,470         150,952
Terra Industries, Inc. (a)              21,711         575,341
                                                 -------------
                                                     1,710,931
                                                 -------------

COMMERCIAL BANKS 2.2%
Associated Banc-Corp.                    6,819         105,490
BB&T Corp. (a)                          24,037         561,024
First Horizon National Corp.             2,270          26,128
M&T Bank Corp.                           1,344          70,493
PNC Financial Services Group,
  Inc.                                     891          35,373
Provident Bankshares Corp.              27,020         237,506
SunTrust Banks, Inc.                    28,226         407,583
TCF Financial Corp.                     13,227         183,987
U.S. Bancorp                            13,004         236,933
Valley National Bancorp                  3,939          56,997
Wells Fargo & Co. (a)                   43,501         870,455
Whitney Holding Corp.                   11,818         141,343
                                                 -------------
                                                     2,933,312
                                                 -------------

COMMERCIAL SERVICES & SUPPLIES 0.4%
Brink's Co. (The) (a)                   14,154         401,266
Covanta Holding Corp. (b)               12,042         169,912
Waste Management, Inc.                      91           2,427
                                                 -------------
                                                       573,605
                                                 -------------

COMMUNICATIONS EQUIPMENT 3.6%
ADC Telecommunications, Inc.
  (a)(b)                                86,598         637,361
V  Cisco Systems, Inc. (a)(b)          113,814       2,198,887
JDS Uniphase Corp. (a)(b)              149,615         689,725
QUALCOMM, Inc. (a)                       9,488         401,532


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
COMMUNICATIONS EQUIPMENT (CONTINUED)
Tellabs, Inc. (a)(b)                   143,326   $     751,028
                                                 -------------
                                                     4,678,533
                                                 -------------

COMPUTERS & PERIPHERALS 7.1%
V  Apple, Inc. (a)(b)                   17,818       2,242,039
EMC Corp. (a)(b)                        76,468         958,144
Hewlett-Packard Co. (a)                 47,336       1,703,149
V  International Business
  Machines Corp. (a)                    21,583       2,227,581
Lexmark International, Inc.
  Class A (a)(b)                        21,035         412,707
NetApp, Inc. (a)(b)                     28,663         524,533
QLogic Corp. (b)                         5,653          80,160
Sun Microsystems, Inc. (b)               8,257          75,634
Teradata Corp. (b)                      14,961         250,148
Western Digital Corp. (a)(b)            33,481         787,473
                                                 -------------
                                                     9,261,568
                                                 -------------


CONSTRUCTION & ENGINEERING 1.4%
Fluor Corp. (a)                         16,648         630,459
Foster Wheeler A.G. (b)(c)               4,426          95,292
Shaw Group, Inc. (The) (a)(b)           23,945         802,876
URS Corp. (b)                            5,314         234,135
                                                 -------------
                                                     1,762,762
                                                 -------------

CONSUMER FINANCE 1.4%
American Express Co. (a)                44,781       1,129,377
AmeriCredit Corp. (b)                    2,366          24,062
Discover Financial Services
  (a)                                   82,058         667,132
                                                 -------------
                                                     1,820,571
                                                 -------------

CONTAINERS & PACKAGING 0.1%
Ball Corp.                               1,827          68,914
Packaging Corp. of America               4,278          67,892
Sonoco Products Co.                      2,109          51,481
                                                 -------------
                                                       188,287
                                                 -------------

DIVERSIFIED CONSUMER SERVICES 0.5%
Apollo Group, Inc. Class A
  (a)(b)                                 5,174         325,703
Brinks Home Security
  Holdings, Inc. (b)                     1,994          53,001
Career Education Corp. (a)(b)           10,408         229,392
                                                 -------------
                                                       608,096
                                                 -------------

DIVERSIFIED FINANCIAL SERVICES 2.2%
Bank of America Corp. (a)               50,640         452,215
Citigroup, Inc.                         29,158          88,932
V  JPMorgan Chase & Co. (a)             69,475       2,292,675
                                                 -------------
                                                     2,833,822
                                                 -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 3.4%
V  AT&T, Inc. (a)                       81,010       2,075,476
Qwest Communications
  International, Inc.                   98,527         383,270
Verizon Communications, Inc.
  (a)                                   63,748       1,934,115
                                                 -------------
                                                     4,392,861
                                                 -------------

ELECTRIC UTILITIES 0.7%
Exelon Corp. (a)                        16,339         753,718
FPL Group, Inc.                          3,698         198,915
                                                 -------------
                                                       952,633
                                                 -------------

ELECTRICAL EQUIPMENT 1.3%
Cooper Industries, Ltd. Class
  A (a)                                 24,691         809,618
Emerson Electric Co. (a)                16,456         560,162
Hubbel, Inc. Class B (a)                 7,601         252,353
Rockwell Automation, Inc.                3,314         104,690
                                                 -------------
                                                     1,726,823
                                                 -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 1.3%
Agilent Technologies, Inc.
  (b)                                    7,181         131,125
Arrow Electronics, Inc. (b)              1,887          42,910
Avnet, Inc. (a)(b)                      18,828         412,145
Ingram Micro, Inc. Class A
  (b)                                   17,348         251,893
Molex, Inc. (a)                         31,897         531,723
Tech Data Corp. (b)                      5,524         159,036
Vishay Intertechnology, Inc.
  (b)                                   28,574         167,730
                                                 -------------
                                                     1,696,562
                                                 -------------

ENERGY EQUIPMENT & SERVICES 2.7%
BJ Services Co.                          6,885          95,633
Cameron International Corp.
  (a)(b)                                29,562         756,196
Diamond Offshore Drilling,
  Inc. (a)                              10,013         725,041
Dresser-Rand Group, Inc. (b)             3,847          94,751
ENSCO International, Inc. (a)           23,329         659,744
Key Energy Services, Inc. (b)           21,279          93,415
National Oilwell Varco, Inc.
  (a)(b)                                25,204         763,177
Patterson-UTI Energy, Inc.
  (a)                                   10,069         127,977
Schlumberger, Ltd.                       3,930         192,531
Tidewater, Inc.                            555          24,004
                                                 -------------
                                                     3,532,469
                                                 -------------

FOOD & STAPLES RETAILING 2.3%
CVS Caremark Corp.                         534          16,970
Kroger Co. (The)                         1,384          29,922
SUPERVALU, Inc.                         21,539         352,163
Sysco Corp.                             24,587         573,615
V  Wal-Mart Stores, Inc. (a)            40,085       2,020,284
                                                 -------------
                                                     2,992,954
                                                 -------------

FOOD PRODUCTS 1.6%
Archer-Daniels-Midland Co.
  (a)                                   33,628         827,921
Bunge, Ltd. (a)                         13,288         637,957
Dean Foods Co. (a)(b)                   18,029         373,200
Kraft Foods, Inc. Class A (a)           12,726         297,789
                                                 -------------
                                                     2,136,867
                                                 -------------





12    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
GAS UTILITIES 0.0%++
UGI Corp.                                2,569   $      58,933
                                                 -------------


HEALTH CARE EQUIPMENT & SUPPLIES 1.0%
Boston Scientific Corp. (b)             35,647         299,791
Hill-Rom Holdings, Inc. (a)             24,583         319,087
Hologic, Inc. (b)                          412           6,122
Kinetic Concepts, Inc. (a)(b)           25,048         620,189
                                                 -------------
                                                     1,245,189
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES 4.1%
Aetna, Inc. (a)                         30,199         664,680
CIGNA Corp. (a)                         35,755         704,731
Community Health Systems,
  Inc. (a)(b)                           39,886         910,996
Coventry Health Care, Inc.
  (b)                                   18,342         291,821
Health Management Associates,
  Inc. Class A (b)                      31,696         148,021
Humana, Inc. (a)(b)                     19,895         572,578
Lincare Holdings, Inc. (a)(b)           27,492         663,382
Medco Health Solutions, Inc.
  (b)                                    2,434         106,001
Omnicare, Inc. (a)                       7,458         191,745
Quest Diagnostics, Inc. (a)              5,330         273,589
UnitedHealth Group, Inc. (a)            34,987         822,894
                                                 -------------
                                                     5,350,438
                                                 -------------

HOTELS, RESTAURANTS & LEISURE 2.2%
Chipotle Mexican Grill, Inc.
  Class A (b)                            1,053          85,388
Darden Restaurants, Inc. (a)            16,266         601,354
International Game Technology            1,820          22,477
Interval Leisure Group, Inc.
  (b)                                    2,284          18,298
McDonald's Corp. (a)                    19,256       1,026,152
Panera Bread Co. Class A (b)             5,611         314,272
Penn National Gaming, Inc.
  (a)(b)                                23,830         810,697
                                                 -------------
                                                     2,878,638
                                                 -------------

HOUSEHOLD DURABLES 4.8%
Centex Corp. (a)                        81,537         892,015
D.R. Horton, Inc. (a)                   63,045         822,737
Fortune Brands, Inc.                     8,707         342,272
Garmin, Ltd. (a)                        18,585         468,156
Harman International
  Industries, Inc. (a)                  17,297         314,632
KB Home (a)                             43,149         779,702
Leggett & Platt, Inc. (a)               20,735         297,755
Lennar Corp. Class A (a)                56,256         547,934
M.D.C. Holdings, Inc. (a)               12,495         427,079
NVR, Inc. (a)(b)                         1,459         737,335
Toll Brothers, Inc. (a)(b)              30,639         620,746
                                                 -------------
                                                     6,250,363
                                                 -------------

HOUSEHOLD PRODUCTS 2.0%
Church & Dwight Co., Inc. (a)            3,509         190,925
Clorox Co. (The)                         1,295          72,585
Kimberly-Clark Corp. (a)                 5,801         285,061
V  Procter & Gamble Co. (The)
  (a)                                   41,530       2,053,243
                                                 -------------
                                                     2,601,814
                                                 -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.3%
AES Corp. (The) (b)                     26,280         185,799
Calpine Corp. (a)(b)                    47,756         387,301
Mirant Corp. (a)(b)                     46,675         594,173
NRG Energy, Inc. (a)(b)                 30,258         544,039
                                                 -------------
                                                     1,711,312
                                                 -------------

INDUSTRIAL CONGLOMERATES 1.4%
Carlisle Cos., Inc.                      4,011          91,250
General Electric Co. (a)               135,692       1,716,504
                                                 -------------
                                                     1,807,754
                                                 -------------

INSURANCE 6.7%
Aflac, Inc. (a)                         26,219         757,467
Allied World Assurance
  Holdings, Ltd./Bermuda (a)            17,468         648,762
American Financial Group,
  Inc. (a)                              34,899         613,524
Aon Corp.                                1,961          82,754
Assurant, Inc. (a)                       5,405         132,098
Axis Capital Holdings, Ltd.
  (a)                                   26,223         646,135
Brown & Brown, Inc. (a)                  8,193         159,436
Chubb Corp. (The) (a)                   13,651         531,706
Endurance Specialty Holdings,
  Ltd. (a)                              21,888         572,590
HCC Insurance Holdings, Inc.
  (a)                                   25,450         608,764
MetLife, Inc. (a)                       29,432         875,602
Principal Financial Group,
  Inc. (a)                              27,711         452,798
RenaissanceRe Holdings, Ltd.
  (a)                                    4,612         224,420
StanCorp Financial Group,
  Inc.                                  10,421         285,848
Torchmark Corp.                          7,508         220,210
Travelers Cos., Inc. (The)
  (a)                                   23,844         980,942
Unum Group                              14,553         237,796
W.R. Berkley Corp. (a)                  27,939         668,021
                                                 -------------
                                                     8,698,873
                                                 -------------

INTERNET & CATALOG RETAIL 0.0%++
Expedia, Inc. (a)(b)                       210           2,858
Priceline.com, Inc. (b)                     96           9,321
                                                 -------------
                                                        12,179
                                                 -------------

INTERNET SOFTWARE & SERVICES 2.4%
eBay, Inc. (a)(b)                       60,267         992,598
Google, Inc. Class A (a)(b)              1,883         745,612
IAC/InterActiveCorp (a)(b)              27,259         436,689
Sohu.com, Inc. (b)                       4,956         258,455
VeriSign, Inc. (a)(b)                   16,376         337,018
Yahoo!, Inc. (a)(b)                     23,429         334,800
                                                 -------------
                                                     3,105,172
                                                 -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
IT SERVICES 3.4%
Accenture, Ltd. Class A (a)             29,689   $     873,747
Alliance Data Systems Corp.
  (a)(b)                                13,215         553,312
Broadridge Financial
  Solutions LLC (a)                     35,018         677,598
Computer Sciences Corp.
  (a)(b)                                15,320         566,227
Fidelity National Information
  Services, Inc.                           821          14,655
Fiserv, Inc. (a)(b)                     16,039         598,576
Global Payments, Inc.                    2,771          88,838
NeuStar, Inc. Class A (b)                9,217         175,215
Western Union Co. (The) (a)             50,657         848,505
                                                 -------------
                                                     4,396,673
                                                 -------------

LEISURE EQUIPMENT & PRODUCTS 0.2%
Hasbro, Inc. (a)                        12,063         321,600
                                                 -------------


LIFE SCIENCES TOOLS & SERVICES 0.4%
Pharmaceutical Product
  Development, Inc.                     19,650         385,336
Waters Corp. (b)                         3,664         161,839
                                                 -------------
                                                       547,175
                                                 -------------

MACHINERY 4.9%
Crane Co. (a)                            6,649         153,525
Cummins, Inc. (a)                        8,864         301,376
Dover Corp. (a)                         21,479         661,124
Gardner Denver, Inc. (b)                 6,903         183,758
Harsco Corp. (a)                        12,530         345,202
John Bean Technologies Corp.
  (a)                                   59,440         655,029
Joy Global, Inc. (a)                    14,281         364,166
Kennametal, Inc.                         9,402         192,271
Lincoln Electric Holdings,
  Inc.                                   2,706         120,498
Oshkosh Corp. (a)                       67,087         644,035
Parker Hannifin Corp. (a)               18,852         854,938
SPX Corp.                               15,296         706,216
Timken Co. (The)                        35,130         564,890
Toro Co. (The) (a)                      22,928         696,553
                                                 -------------
                                                     6,443,581
                                                 -------------

MEDIA 4.7%
Ascent Media Corp. Class A
  (b)                                    3,311          85,291
CBS Corp. Class B                       14,022          98,715
Comcast Corp. Class A (a)               72,410       1,119,459
CTC Media, Inc. (a)(b)                  15,227         119,380
DIRECTV Group, Inc. (The)
  (a)(b)                                23,202         573,785
Discovery Communications,
  Inc. Class C (b)                       9,805         171,784
Dish Network Corp. Class A
  (a)(b)                                50,246         665,759
Interpublic Group of Cos.,
  Inc. (The) (a)(b)                    126,394         791,226
Liberty Global, Inc. Class A
  (b)                                    6,668         109,955
McGraw-Hill Cos., Inc. (The)             3,720         112,158
Time Warner Cable, Inc.                 20,130         648,790
Time Warner, Inc.                       37,143         810,832
Viacom, Inc. Class B (b)                 5,238         100,779
Virgin Media, Inc. (a)                  89,222         688,794
                                                 -------------
                                                     6,096,707
                                                 -------------

METALS & MINING 2.4%
Allegheny Technologies, Inc.             7,076         231,597
Cliffs Natural Resources,
  Inc.                                   4,082          94,131
Freeport-McMoRan Copper &
  Gold, Inc. Class B (a)                 9,913         422,789
Nucor Corp. (a)                         13,885         564,981
Reliance Steel & Aluminum Co.           16,649         586,544
Schnitzer Steel Industries,
  Inc. Class A                           9,226         457,241
Southern Copper Corp. (a)                4,794          89,025
Steel Dynamics, Inc. (a)                59,051         735,185
                                                 -------------
                                                     3,181,493
                                                 -------------

MULTI-UTILITIES 0.5%
PG&E Corp. (a)                          18,489         686,312
                                                 -------------


MULTILINE RETAIL 0.7%
Big Lots, Inc. (a)(b)                    5,664         156,553
Dollar Tree, Inc. (a)(b)                 7,295         308,870
Family Dollar Stores, Inc.
  (a)                                    3,087         102,458
J.C. Penney Co., Inc.                    3,252          99,804
Macy's, Inc.                            15,368         210,234
                                                 -------------
                                                       877,919
                                                 -------------

OIL, GAS & CONSUMABLE FUELS 12.2%
Alpha Natural Resources, Inc.
  (a)(b)                                 1,946          39,854
Apache Corp. (a)                        13,895       1,012,390
V  Chevron Corp. (a)                    30,587       2,021,801
Cimarex Energy Co. (a)                  12,892         346,795
ConocoPhillips (a)                      36,167       1,482,847
Devon Energy Corp. (a)                  13,704         710,552
Encore Acquisition Co. (b)               2,833          82,695
V  ExxonMobil Corp. (a)                 86,815       5,787,956
Foundation Coal Holdings,
  Inc. (a)                               3,906          63,434
Frontier Oil Corp.                       5,191          65,978
Marathon Oil Corp. (a)                  29,433         874,160
Murphy Oil Corp. (a)                    16,382         781,585
Occidental Petroleum Corp.
  (a)                                   23,429       1,318,818
Peabody Energy Corp.                     9,351         246,773
Tesoro Corp. (a)                        43,921         669,795
Valero Energy Corp. (a)                 23,860         473,382
                                                 -------------
                                                    15,978,815
                                                 -------------

PERSONAL PRODUCTS 0.0%++
Herbalife, Ltd.                            947          18,770
                                                 -------------


PHARMACEUTICALS 7.9%
Abbott Laboratories (a)                 33,901       1,418,757
Eli Lilly & Co. (a)                     33,250       1,094,590
Endo Pharmaceuticals
  Holdings, Inc. (a)(b)                 27,518         455,148




14    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
PHARMACEUTICALS (CONTINUED)
Forest Laboratories, Inc.
  (a)(b)                                20,958   $     454,579
Johnson & Johnson (a)                   38,440       2,012,718
King Pharmaceuticals, Inc.
  (a)(b)                                49,261         388,177
Merck & Co., Inc. (a)                    8,146         197,459
Pfizer, Inc. (a)                       145,195       1,939,805
Schering-Plough Corp. (a)               52,211       1,201,897
Sepracor, Inc. (b)                         575           8,171
Watson Pharmaceuticals, Inc.
  (b)                                   10,281         318,094
Wyeth (a)                               20,387         864,409
                                                 -------------
                                                    10,353,804
                                                 -------------

PROFESSIONAL SERVICES 1.4%
Manpower, Inc. (a)                      19,308         831,982
Monster Worldwide, Inc.
  (a)(b)                                46,100         636,180
Robert Half International,
  Inc.                                  13,048         313,413
                                                 -------------
                                                     1,781,575
                                                 -------------

REAL ESTATE INVESTMENT TRUSTS 1.1%
Hospitality Properties Trust             4,644          56,843
Host Hotels & Resorts, Inc.
  (a)                                   48,871         375,818
HRPT Properties Trust                   17,191          74,093
Kilroy Realty Corp.                      3,094          66,645
Public Storage (a)                       7,515         502,453
Taubman Centers, Inc.                   15,682         373,545
                                                 -------------
                                                     1,449,397
                                                 -------------

ROAD & RAIL 0.2%
CSX Corp. (a)                            9,406         278,324
                                                 -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.1%
Broadcom Corp. Class A (a)(b)            8,840         205,000
Cypress Semiconductor Corp.
  (a)(b)                                63,471         503,325
Integrated Device Technology,
  Inc. (a)(b)                          122,750         666,533
Intel Corp. (a)                         47,221         745,147
Intersil Corp. Class A                  19,535         226,606
Lam Research Corp. (b)                   3,496          97,468
Marvell Technology Group,
  Ltd. (a)(b)                           53,873         591,526
MEMC Electronic Materials,
  Inc. (a)(b)                           21,997         356,351
Novellus Systems, Inc. (a)(b)           36,103         652,020
Silicon Laboratories, Inc.
  (a)(b)                                 8,425         280,216
Teradyne, Inc. (b)                      41,972         249,314
Texas Instruments, Inc. (a)             44,958         811,941
                                                 -------------
                                                     5,385,447
                                                 -------------

SOFTWARE 4.5%
Adobe Systems, Inc. (a)(b)              29,699         812,268
Autodesk, Inc. (a)(b)                   32,151         641,091
BMC Software, Inc. (b)                      57           1,976
Compuware Corp. (a)(b)                  10,353          77,440
V  Microsoft Corp. (a)                 141,050       2,857,673
Novell, Inc. (b)                        76,500         287,640
Oracle Corp. (a)                        34,671         670,537
Red Hat, Inc. (b)                        4,111          70,997
Symantec Corp. (a)(b)                   15,842         273,275
Synopsys, Inc. (a)(b)                    7,903         172,127
                                                 -------------
                                                     5,865,024
                                                 -------------

SPECIALTY RETAIL 5.3%
Abercrombie & Fitch Co. Class
  A                                      4,855         131,376
Advance Auto Parts, Inc.                 2,236          97,825
AutoNation, Inc. (a)(b)                 41,159         728,926
AutoZone, Inc. (a)(b)                    2,342         389,685
Barnes & Noble, Inc. (a)                28,074         733,293
Foot Locker, Inc. (a)                   60,105         714,648
Gap, Inc. (The) (a)                     42,565         661,460
Home Depot, Inc. (The) (a)              24,432         643,050
Limited Brands, Inc. (a)                65,754         750,911
Lowe's Cos., Inc. (a)                   15,916         342,194
RadioShack Corp.                        13,968         196,669
Ross Stores, Inc.                        4,158         157,755
Sherwin-Williams Co. (The)
  (a)                                   13,543         767,076
Williams-Sonoma, Inc. (a)               38,769         542,766
                                                 -------------
                                                     6,857,634
                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS 1.2%
Jones Apparel Group, Inc.               14,872         137,417
Phillips-Van Heusen Corp. (a)           25,280         733,878
Polo Ralph Lauren Corp. (a)             13,165         708,804
                                                 -------------
                                                     1,580,099
                                                 -------------

TOBACCO 1.5%
Altria Group, Inc. (a)                  61,176         999,004
Philip Morris International,
  Inc. (a)                              26,675         965,635
                                                 -------------
                                                     1,964,639
                                                 -------------

TRADING COMPANIES & DISTRIBUTORS 0.2%
MSC Industrial Direct Co.                3,890         158,907
WESCO International, Inc. (b)            3,807          98,982
                                                 -------------
                                                       257,889
                                                 -------------

WIRELESS TELECOMMUNICATION SERVICES 0.7%
NII Holdings, Inc. (a)(b)                  622          10,051
Sprint Nextel Corp. (a)(b)             195,671         853,126
United States Cellular Corp.
  (b)                                    1,009          34,306
                                                 -------------
                                                       897,483
                                                 -------------
Total Common Stocks
  (Cost $165,896,516)                              170,384,210
                                                 -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15


                                        SHARES           VALUE
EXCHANGE TRADED FUND 1.0% (C)
--------------------------------------------------------------
S&P 500 Index--SPDR Trust
  Series 1                              15,426   $   1,350,547
                                                 -------------
Total Exchange Traded Fund
  (Cost $1,330,988)                                  1,350,547
                                                 -------------




                                     PRINCIPAL
                                        AMOUNT
SHORT-TERM INVESTMENT 0.9%
--------------------------------------------------------------

REPURCHASE AGREEMENT 0.9%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $1,153,450 (Collateralized
  by a United States Treasury
  Bill with a rate of 0.12%
  and a maturity date of
  7/30/09, with a Principal
  Amount of $1,180,000 and a
  Market Value of $1,179,646)       $1,153,448       1,153,448
                                                 -------------
Total Short-Term Investment
  (Cost $1,153,448)                                  1,153,448
                                                 -------------
Total Investments,
  Before Investments Sold
  Short
  (Cost $168,380,952) (d)                132.3%    172,888,205
                                                 -------------




                                        SHARES
INVESTMENTS SOLD SHORT (31.8%)
COMMON STOCKS SOLD SHORT (31.8%)
--------------------------------------------------------------

AEROSPACE & DEFENSE (0.2%)
Boeing Co. (The)                        (1,034)        (41,412)
Rockwell Collins, Inc.                  (1,124)        (43,105)
Spirit Aerosystems Holdings,
  Inc. Class A (b)                     (10,038)       (127,985)
                                                 -------------
                                                      (212,502)
                                                 -------------

AIR FREIGHT & LOGISTICS (0.1%)
C.H. Robinson Worldwide, Inc.           (2,316)       (123,119)
                                                 -------------


AIRLINES (0.9%)
AMR Corp. (b)                         (129,802)       (617,866)
Continental Airlines, Inc.
  (b)                                   (5,889)        (61,952)
Southwest Airlines Co.                 (75,307)       (525,643)
                                                 -------------
                                                    (1,205,461)
                                                 -------------

AUTO COMPONENTS (0.3%)
Goodyear Tire & Rubber Co.
  (The) (b)                            (41,892)       (460,393)
                                                 -------------


AUTOMOBILES (0.3%)
Harley-Davidson, Inc.                  (18,860)  $    (417,938)
                                                 -------------


BEVERAGES (0.6%)
Brown-Forman Corp.                      (4,242)       (197,253)
Central European Distribution
  Corp. (b)                            (18,513)       (414,691)
Molson Coors Brewing Co.                (3,316)       (126,837)
                                                 -------------
                                                      (738,781)
                                                 -------------

BIOTECHNOLOGY (1.4%)
Abraxis Bioscience, Inc. (b)            (4,710)       (228,435)
Amylin Pharmaceuticals, Inc.
  (b)                                  (45,948)       (502,671)
BioMarin Pharmaceutical, Inc.
  (b)                                  (47,156)       (606,426)
Celgene Corp. (b)                         (499)        (21,317)
Cephalon, Inc. (b)                      (3,993)       (261,981)
Vertex Pharmaceuticals, Inc.
  (b)                                   (5,229)       (161,158)
                                                 -------------
                                                    (1,781,988)
                                                 -------------

BUILDING PRODUCTS (0.5%)
Owens Corning, Inc. (b)                 (3,987)        (71,367)
USG Corp. (b)                          (37,921)       (563,506)
                                                 -------------
                                                      (634,873)
                                                 -------------

CAPITAL MARKETS (0.2%)
Eaton Vance Corp.                       (2,588)        (70,833)
Lazard, Ltd. Class A                    (2,520)        (68,796)
Legg Mason, Inc.                        (9,627)       (193,214)
                                                 -------------
                                                      (332,843)
                                                 -------------

CHEMICALS (0.3%)
Huntsman Corp.                         (43,780)       (234,661)
International Flavors &
  Fragrances, Inc.                      (2,051)        (63,991)
Valhi, Inc.                             (6,347)        (67,532)
                                                 -------------
                                                      (366,184)
                                                 -------------

COMMERCIAL BANKS (0.9%)
City National Corp.                     (1,981)        (72,505)
Fifth Third Bancorp                    (37,691)       (154,533)
Fulton Financial Corp.                  (9,627)        (63,634)
Keycorp                                (50,453)       (310,286)
Marshall & Ilsley Corp.                 (4,722)        (27,293)
Synovus Financial Corp.                (24,482)        (79,077)
Webster Financial Corp.                (73,195)       (382,810)
Zions BanCorp.                          (9,878)       (107,966)
                                                 -------------
                                                    (1,198,104)
                                                 -------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Republic Services, Inc.                 (9,700)       (203,700)
                                                 -------------


COMMUNICATIONS EQUIPMENT (0.6%)
Corning, Inc.                           (7,537)       (110,191)
EchoStar Corp. (b)                     (30,973)       (489,993)



16    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)
COMMUNICATIONS EQUIPMENT (CONTINUED)
Motorola, Inc.                         (22,750)  $    (125,807)
                                                 -------------
                                                      (725,991)
                                                 -------------

COMPUTERS & PERIPHERALS (0.2%)
SanDisk Corp. (b)                      (17,181)       (270,085)
                                                 -------------


CONSTRUCTION & ENGINEERING (0.6%)
Aecom Technology Corp. (b)              (4,821)       (124,045)
KBR, Inc.                               (8,826)       (137,862)
Quanta Services, Inc. (b)              (22,855)       (519,494)
                                                 -------------
                                                      (781,401)
                                                 -------------

CONSTRUCTION MATERIALS (0.3%)
Eagle Materials, Inc.                   (4,965)       (138,027)
Martin Marietta Materials,
  Inc.                                  (1,528)       (128,398)
Vulcan Materials Co.                    (2,714)       (129,050)
                                                 -------------
                                                      (395,475)
                                                 -------------

CONSUMER FINANCE (0.2%)
SLM Corp. (b)                          (25,753)       (124,387)
Student Loan Corp. (The)                (3,270)       (157,483)
                                                 -------------
                                                      (281,870)
                                                 -------------

CONTAINERS & PACKAGING (0.8%)
Greif, Inc. Class A                     (3,795)       (171,800)
Owens-Illinois, Inc. (b)                (8,757)       (213,583)
Temple-Inland, Inc.                    (50,795)       (606,492)
                                                 -------------
                                                      (991,875)
                                                 -------------

DISTRIBUTORS (0.1%)
Genuine Parts Co.                         (434)        (14,739)
LKQ Corp. (b)                           (7,152)       (121,441)
                                                 -------------
                                                      (136,180)
                                                 -------------

DIVERSIFIED CONSUMER SERVICES (0.4%)
Hillenbrand, Inc.                       (5,320)        (96,718)
ITT Educational Services,
  Inc. (b)                              (1,804)       (181,789)
Strayer Education, Inc.                 (1,489)       (282,031)
                                                 -------------
                                                      (560,538)
                                                 -------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
Leucadia National Corp. (b)            (18,334)       (389,231)
                                                 -------------


ELECTRIC UTILITIES (0.4%)
Hawaiian Electric Industries,
  Inc.                                 (20,179)       (313,581)
Pepco Holdings, Inc.                   (19,123)       (228,520)
                                                 -------------
                                                      (542,101)
                                                 -------------

ELECTRICAL EQUIPMENT (0.1%)
SunPower Corp. Class A (b)              (3,032)        (83,016)
                                                 -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
FLIR Systems, Inc. (b)                  (2,000)        (44,360)
Tyco Electronics, Ltd.                 (19,063)       (332,459)
                                                 -------------
                                                      (376,819)
                                                 -------------

ENERGY EQUIPMENT & SERVICES (0.8%)
Atwood Oceanics, Inc. (b)               (5,420)       (120,974)
FMC Technologies, Inc. (b)              (3,431)       (117,443)
Global Industries, Ltd. (b)            (64,076)       (414,572)
Hercules Offshore, Inc. (b)            (13,118)        (41,978)
Oceaneering International,
  Inc. (b)                              (2,829)       (128,917)
Smith International, Inc.               (7,815)       (202,018)
                                                 -------------
                                                    (1,025,902)
                                                 -------------

FOOD PRODUCTS (1.0%)
ConAgra Foods, Inc.                    (10,761)       (190,470)
Corn Products International,
  Inc.                                 (22,349)       (534,141)
JM Smucker Co. (The)                    (5,903)       (232,578)
Smithfield Foods, Inc. (b)             (46,875)       (405,000)
                                                 -------------
                                                    (1,362,189)
                                                 -------------

GAS UTILITIES (0.5%)
AGL Resources, Inc.                     (4,336)       (135,153)
EQT Corp.                              (10,102)       (339,731)
ONEOK, Inc.                             (4,613)       (120,722)
                                                 -------------
                                                      (595,606)
                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Covidien, Ltd.                         (12,241)       (403,708)
                                                 -------------


HEALTH CARE PROVIDERS & SERVICES (1.0%)
Cardinal Health, Inc.                   (1,470)        (49,671)
Health Net, Inc. (b)                   (34,638)       (500,173)
Tenet Healthcare Corp. (b)            (321,963)       (724,417)
                                                 -------------
                                                    (1,274,261)
                                                 -------------

HOTELS, RESTAURANTS & LEISURE (1.3%)
Choice Hotels International,
  Inc.                                  (8,364)       (250,335)
Las Vegas Sands Corp. (b)              (62,083)       (485,489)
Marriott International Inc/DE
  Class A                              (12,718)       (299,636)
Orient-Express Hotels, Ltd.            (70,406)       (455,527)
Scientific Games Corp. (b)             (11,421)       (199,753)
                                                 -------------
                                                    (1,690,740)
                                                 -------------

HOUSEHOLD DURABLES (0.6%)
Jarden Corp. (b)                       (13,996)       (281,319)
Snap-On, Inc.                           (2,225)        (75,472)
Whirlpool Corp.                        (10,517)       (474,948)
                                                 -------------
                                                      (831,739)
                                                 -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.5%)
Constellation Energy Group,
  Inc.                                 (24,805)       (597,304)
                                                 -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17


                                        SHARES           VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)
INDUSTRIAL CONGLOMERATES (0.6%)
McDermott International, Inc.
  (b)                                  (36,427)  $    (587,932)
Textron, Inc.                          (23,102)       (247,884)
                                                 -------------
                                                      (835,816)
                                                 -------------

INSURANCE (3.1%)
American International Group,
  Inc.                                 (99,652)       (137,520)
American National Insurance
  Co.                                   (8,065)       (547,372)
CNA Financial Corp.                     (7,058)        (84,484)
Conseco, Inc. (b)                      (25,627)        (41,003)
Erie Indemnity Co. Class A                (225)         (7,947)
Genworth Financial, Inc.
  Class A                              (32,198)        (75,987)
Hartford Financial Services
  Group, Inc.                          (32,693)       (374,989)
Lincoln National Corp.                 (18,796)       (211,267)
Loews Corp.                             (4,611)       (114,768)
Marsh & McLennan Cos., Inc.             (5,712)       (120,466)
MBIA, Inc. (b)                         (17,165)        (81,190)
Mercury General Corp.                  (16,927)       (571,794)
Old Republic International
  Corp.                                (17,387)       (162,916)
OneBeacon Insurance Group,
  Ltd.                                 (29,240)       (339,769)
Protective Life Corp.                  (14,284)       (122,414)
Reinsurance Group of America,
  Inc.                                  (6,168)       (196,081)
Wesco Financial Corp.                       (3)           (897)
White Mountains Insurance
  Group, Ltd.                           (2,877)       (550,428)
XL Capital, Ltd.                       (36,854)       (350,481)
                                                 -------------
                                                    (4,091,773)
                                                 -------------

INTERNET & CATALOG RETAIL (0.0%)++
Liberty Media Corp.
  Interactive Class A (b)              (11,093)        (58,793)
                                                 -------------


IT SERVICES (0.1%)
Unisys Corp. (b)                        (4,861)         (5,930)
Visa, Inc.                              (1,528)        (99,259)
                                                 -------------
                                                      (105,189)
                                                 -------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Eastman Kodak Co.                      (38,903)       (118,654)
Mattel, Inc.                           (13,433)       (200,958)
                                                 -------------
                                                      (319,612)
                                                 -------------

LIFE SCIENCES TOOLS & SERVICES (0.4%)
Illumina, Inc. (b)                     (13,611)       (508,371)
                                                 -------------


MACHINERY (1.7%)
Bucyrus International, Inc.            (12,047)       (261,540)
Caterpillar, Inc.                       (5,901)       (209,958)
Deere & Co.                             (4,979)       (205,433)
Ingersoll-Rand Co., Ltd.
  Class A                              (10,857)       (236,357)
Manitowoc Co., Inc. (The)              (86,555)       (515,002)
PACCAR, Inc.                            (3,665)       (129,888)
Terex Corp. (b)                         (3,310)        (45,678)
Valmont Industries, Inc.               (10,314)       (657,827)
                                                 -------------
                                                    (2,261,683)
                                                 -------------

MEDIA (0.5%)
Lamar Advertising Co. Class A
  (b)                                  (10,025)       (169,423)
Liberty Media Corp. -
  Entertainment,  Series A
  (b)                                  (20,415)       (497,105)
New York Times Co. (The)
  Class A                               (5,229)        (28,132)
                                                 -------------
                                                      (694,660)
                                                 -------------

METALS & MINING (1.5%)
AK Steel Holding Corp.                 (29,528)       (384,159)
Alcoa, Inc.                            (23,779)       (215,676)
Carpenter Technology Corp.              (8,628)       (178,341)
Century Aluminum Co. (b)              (106,132)       (428,773)
Commercial Metals Co.                  (34,891)       (519,178)
Titanium Metals Corp.                  (38,363)       (260,485)
                                                 -------------
                                                    (1,986,612)
                                                 -------------

MULTI-UTILITIES (0.5%)
Dominion Resources, Inc.                (3,132)        (94,461)
Integrys Energy Group, Inc.            (23,742)       (627,026)
                                                 -------------
                                                      (721,487)
                                                 -------------

OIL, GAS & CONSUMABLE FUELS (1.6%)
CNX Gas Corp. (b)                       (4,544)       (117,008)
Continental Resources, Inc.
  (b)                                   (1,236)        (28,861)
Forest Oil Corp. (b)                    (9,491)       (151,856)
Holly Corp.                             (3,454)        (72,396)
Patriot Coal Corp. (b)                 (82,595)       (520,349)
PetroHawk Energy Corp. (b)             (20,114)       (474,690)
Pioneer Natural Resources Co.           (6,720)       (155,366)
Quicksilver Resources, Inc.
  (b)                                  (51,194)       (416,207)
Sunoco, Inc.                              (497)        (13,176)
Walter Industries, Inc.                   (448)        (10,214)
XTO Energy, Inc.                        (3,353)       (116,215)
                                                 -------------
                                                    (2,076,338)
                                                 -------------

PAPER & FOREST PRODUCTS (0.3%)
MeadWestvaco Corp.                     (11,839)       (185,399)
Weyerhaeuser Co.                        (7,407)       (261,171)
                                                 -------------
                                                      (446,570)
                                                 -------------

REAL ESTATE INVESTMENT TRUSTS (0.4%)
Alexandria Real Estate
  Equities, Inc.                        (3,962)       (144,534)
Apartment Investment &
  Management Co.                       (23,996)       (175,171)
Developers Diversified Realty
  Corp.                                (46,167)       (190,669)
Kimco Realty Corp.                      (1,490)        (17,910)
Walter Investment Management
  Corp. (b)                               (187)         (1,496)
                                                 -------------
                                                      (529,780)
                                                 -------------





18    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)
REAL ESTATE MANAGEMENT & DEVELOPMENT (1.3%)
CB Richard Ellis Group, Inc.
  (b)                                  (65,793)  $    (493,447)
Forest City Enterprises, Inc.
  Class A                              (50,801)       (428,252)
Jones Lang LaSalle, Inc.               (17,240)       (556,335)
St. Joe Co. (The) (b)                   (8,029)       (199,762)
                                                 -------------
                                                    (1,677,796)
                                                 -------------

ROAD & RAIL (0.5%)
Con-Way, Inc.                           (3,469)        (85,962)
Kansas City Southern (b)                (3,272)        (49,898)
Landstar System, Inc.                  (14,592)       (519,621)
                                                 -------------
                                                      (655,481)
                                                 -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.1%)
Advanced Micro Devices, Inc.
  (b)                                  (58,657)       (211,752)
International Rectifier Corp.
  (b)                                  (42,725)       (721,198)
Microchip Technology, Inc.                (182)         (4,186)
Rambus, Inc. (b)                       (45,059)       (539,807)
                                                 -------------
                                                    (1,476,943)
                                                 -------------

SOFTWARE (0.3%)
Activision Blizzard, Inc. (b)          (12,333)       (132,826)
Electronic Arts, Inc. (b)              (11,367)       (231,319)
                                                 -------------
                                                      (364,145)
                                                 -------------

SPECIALTY RETAIL (0.4%)
Best Buy Co., Inc.                      (3,775)       (144,885)
O'Reilly Automotive, Inc. (b)           (1,878)        (72,960)
Tiffany & Co.                           (8,515)       (246,424)
                                                 -------------
                                                      (464,269)
                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Hanesbrands, Inc. (b)                  (18,627)       (306,600)
NIKE, Inc. Class B                      (3,163)       (165,963)
                                                 -------------
                                                      (472,563)
                                                 -------------

THRIFTS & MORTGAGE FINANCE (0.4%)
Capitol Federal Financial               (2,989)       (116,451)
MGIC Investment Corp.                  (80,298)       (205,563)
New York Community Bancorp,
  Inc.                                  (9,609)       (108,678)
Tree.com, Inc. (b)                      (6,941)        (44,561)
                                                 -------------
                                                      (475,253)
                                                 -------------

TRADING COMPANIES & DISTRIBUTORS (0.1%)
Fastenal Co.                            (3,186)       (122,215)
                                                 -------------


WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Crown Castle International
  Corp. (b)                             (2,933)        (71,917)
SBA Communications Corp.
  Class A (b)                           (7,545)       (190,134)
                                                 -------------
                                                      (262,051)
                                                 -------------

Total Investments Sold Short
  (Proceeds $34,894,158)                 (31.8)%   (41,599,317)
                                                 -------------
Total Investments, Net of
  Investments Sold Short
  (Cost $133,486,794)                    100.5     131,288,888
Liabilities in Excess of
  Cash and Other Assets                   (0.5)       (632,418)
                                         -----    ------------
Net Assets                               100.0%  $ 130,656,470
                                         =====    ============





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Security, or a portion thereof, is
     maintained in a segregated account at the
     Fund's custodian as collateral for
     securities sold short (See Note 2(J)).
(b)  Non-income producing security.
(c)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(d)  At April 30, 2009, cost is $177,045,878
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 15,496,891
Gross unrealized depreciation       (19,654,564)
                                   ------------
Net unrealized depreciation        $ (4,157,673)
                                   ============



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices               $171,734,757
Level 2--Other Significant
  Observable Inputs                     1,153,448
Level 3--Significant Unobservable
  Inputs                                       --
                                     ------------
Total                                $172,888,205
                                     ============




The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's liabilities carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices                $41,599,317
Level 2--Other Significant
  Observable Inputs                            --
Level 3--Significant Unobservable
  Inputs                                       --
                                      -----------
Total                                 $41,599,317
                                      ===========




The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities before
  investments sold short, at value
  (identified cost $168,380,952)     $172,888,205
Receivables:
  Dividends and interest                  201,766
  Investment securities sold               42,726
  Fund shares sold                         26,525
Other assets                               45,478
                                     ------------
     Total assets                     173,204,700
                                     ------------
LIABILITIES:
Investments sold short (proceeds
  $34,894,158)                         41,599,317
Payables:
  Investment securities purchased         664,217
  Broker fees and charges on short
     sales                                120,971
  Manager (See Note 3)                    104,909
  Professional fees                        26,618
  Custodian                                16,070
  Dividends on investments sold
     short                                 11,515
  Transfer agent (See Note 3)               2,810
  NYLIFE Distributors (See Note 3)            283
  Directors                                   165
Accrued expenses                            1,355
                                     ------------
     Total liabilities                 42,548,230
                                     ------------
Net assets                           $130,656,470
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 800 million shares
  authorized                         $    237,838
Additional paid-in capital            173,565,444
                                     ------------
                                      173,803,282
Accumulated undistributed net
  investment income                       457,948
Accumulated net realized loss on
  investments and investments sold
  short                               (41,406,854)
Net unrealized appreciation on
  investments                           4,507,253
Net unrealized depreciation on
  investments sold short               (6,705,159)
                                     ------------
Net assets                           $130,656,470
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $     37,581
                                     ============
Shares of capital stock outstanding         6,861
                                     ============
Net asset value per share
  outstanding                        $       5.48
Maximum sales charge (5.50% of
  offering price)                            0.32
                                     ------------
Maximum offering price per share
  outstanding                        $       5.80
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $    212,298
                                     ============
Shares of capital stock outstanding        38,744
                                     ============
Net asset value per share
  outstanding                        $       5.48
Maximum sales charge (5.50% of
  offering price)                            0.32
                                     ------------
Maximum offering price per share
  outstanding                        $       5.80
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $    294,853
                                     ============
Shares of capital stock outstanding        54,515
                                     ============
Net asset value and offering price
  per share outstanding              $       5.41
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $130,111,738
                                     ============
Shares of capital stock outstanding    23,683,702
                                     ============
Net asset value and offering price
  per share outstanding              $       5.49
                                     ============






20    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                          $  1,871,608
  Interest                                    459
                                     ------------
     Total income                       1,872,067
                                     ------------
EXPENSES:
  Manager (See Note 3)                    515,094
  Dividends on investments sold
     short                                323,359
  Broker fees and charges on short
     sales                                279,992
  Professional fees                        29,167
  Registration                             26,052
  Shareholder communication                25,197
  Custodian                                15,864
  Transfer agent--Investor Class
     (See Note 3)                              38
  Transfer agent--Class A (See Note
     3)                                        15
  Transfer agent--Class C (See Note
     3)                                       259
  Transfer agent--Class I (See Note
     3)                                     5,401
  Directors                                 2,345
  Distribution--Class C (See Note
     3)                                       974
  Distribution/Service--Investor
     Class (See Note 3)                        47
  Distribution/Service--Class A
     (See Note 3)                             348
  Service--Class C (See Note 3)               325
  Miscellaneous                             4,084
                                     ------------
     Total expenses before waiver       1,228,561
  Expense waiver from Manager (See
     Note 3)                                  (73)
                                     ------------
     Net expenses                       1,228,488
                                     ------------
Net investment income                     643,579
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions               (26,832,013)
  Investments sold short                  536,056
                                     ------------
Net realized loss on investments
  and investments sold short          (26,295,957)
                                     ------------
Net change in unrealized
  depreciation on:
  Security transactions                27,933,968
  Investments sold short               (6,705,159)
                                     ------------
Net change in unrealized
  depreciation on investments and
  investments sold short               21,228,809
                                     ------------
Net realized and unrealized loss on
  investments and investments sold
  short                                (5,067,148)
                                     ------------
Net decrease in net assets
  resulting from operations          $ (4,423,569)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009           2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $    643,579   $     36,832
 Net realized loss on
  investments and investments
  sold short                    (26,295,957)   (14,503,761)
 Net change in unrealized
  depreciation on investments
  and investments sold short     21,228,809    (23,128,271)
                               ---------------------------
 Net decrease in net assets
  resulting from operations      (4,423,569)   (37,595,200)
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Class A                            (355)          (556)
    Class I                        (192,082)       (51,121)
                               ---------------------------
 Total dividends to
  shareholders                     (192,437)       (51,677)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         53,454,404     99,128,447
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends         161,068            420
 Cost of shares redeemed         (3,863,912)      (475,415)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          49,751,560     98,653,452
                               ---------------------------
    Net increase in net
     assets                      45,135,554     61,006,575

NET ASSETS:
Beginning of period              85,520,916     24,514,341
                               ---------------------------
End of period                  $130,656,470   $ 85,520,916
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $    457,948   $      6,806
                               ===========================






22    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


CASH FLOWS USED IN OPERATING ACTIVITIES:
Net decrease in net assets
  resulting from operations          $  (4,423,569)
Adjustments to reconcile net
  decrease in net assets resulting
  from operations to net cash used
  in operating activities:
  Investments purchased               (215,727,857)
  Investments sold                     130,539,005
  Purchases to cover securities
     sold short                        (49,412,780)
  Securities sold short                 84,842,961
  Purchase of short term
     investments, net                     (955,128)
  Increase in investment securities
     sold receivable                       (13,332)
  Increase in dividends and
     interest receivable                   (89,866)
  Increase in other assets                 (22,638)
  Decrease in deposit at brokers
     for securities sold short              34,728
  Increase in investment securities
     purchased payable                     619,159
  Increase in broker fees and
     charges on short sales                 84,386
  Increase in dividends payable for
     securities sold short                  10,263
  Decrease in cash due to custodian        (90,218)
  Decrease in professional fees
     payable                                (4,758)
  Decrease in custodian payable             (3,699)
  Decrease in shareholder
     communication payable                 (19,386)
  Decrease in due to directors                (164)
  Increase in due to manager                37,706
  Increase in due to transfer agent            905
  Increase in due to NYLIFE
     Distributors                               30
  Decrease in accrued expenses and
     other liabilities                      (5,494)
  Net change in unrealized
     depreciation on investments       (27,933,968)
  Net realized loss from
     investments                        26,832,013
  Net change in unrealized
     (appreciation) depreciation on
     securities sold short               6,705,159
  Net realized gains from
     securities sold short                (536,056)
                                     -------------
Net cash used in operating
  activities                           (49,532,598)
                                     -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold               53,427,879
Payment on shares redeemed              (3,863,912)
Cash distributions paid                    (31,369)
                                     -------------
Net cash from financing activities      49,532,598
                                     -------------

NET INCREASE (DECREASE) IN CASH:                --
Cash at beginning of period                     --
                                     -------------
Cash at end of period                $          --
                                     =============



Non cash financing activities not included herein consist of reinvestment of all distributions of $161,068.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                  INVESTOR CLASS                           CLASS A
                            --------------------------    ----------------------------------------
                                          FEBRUARY 28,                                   JUNE 29,
                            SIX MONTHS       2008**       SIX MONTHS        YEAR          2007**
                               ENDED         THROUGH         ENDED         ENDED         THROUGH
                             APRIL 30,     OCTOBER 31,     APRIL 30,    OCTOBER 31,    OCTOBER 31,

                            ----------------------------------------------------------------------
                               2009*          2008           2009*          2008           2007
Net asset value at
  beginning of period         $ 6.00         $  8.68        $ 6.00        $  9.64         $10.00
                              ------         -------        ------        -------         ------
Net investment income
  (loss) (a)                    0.02           (0.02)         0.03          (0.02)         (0.00)+++
Net realized and
  unrealized loss on
  investments                  (0.54)          (2.66)        (0.54)         (3.61)         (0.36)
                              ------         -------        ------        -------         ------
Total from investment
  operations                   (0.52)          (2.68)        (0.51)         (3.63)         (0.36)
                              ------         -------        ------        -------         ------
Less dividends:
  From net investment
     income                       --              --         (0.01)         (0.01)            --
                              ------         -------        ------        -------         ------
Net asset value at end of
  period                      $ 5.48         $  6.00        $ 5.48        $  6.00         $ 9.64
                              ======         =======        ======        =======         ======
Total investment return
  (b)                          (8.67%)(c)(d)  (30.76%)(c)    (8.72%)(c)    (37.57%)        (3.60%)(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                     0.85% ++       (0.37%) ++     1.11% ++      (0.20%)        (0.14%) ++
  Net expenses (excluding
     short sale expenses)       1.60% ++        1.59% ++      1.46% ++       1.50%          1.50% ++
  Expenses (including
     short sales expenses,
     before waiver)             2.82% ++        2.59% ++      2.65% ++       2.60%          2.90% ++
  Short sale expenses           1.17% ++        0.82% ++      1.19% ++       0.85%          0.53% ++
Portfolio turnover rate          121%            244%          121%           244%            59%
Net assets at end of
  period (in 000's)           $   38         $    41        $  212        $   390         $  356




                                             CLASS C                                     CLASS I
                            ----------------------------------------    ----------------------------------------
                                                           JUNE 29,                                    JUNE 29,
                            SIX MONTHS        YEAR          2007**      SIX MONTHS        YEAR          2007**
                               ENDED         ENDED         THROUGH         ENDED         ENDED         THROUGH
                             APRIL 30,    OCTOBER 31,    OCTOBER 31,     APRIL 30,    OCTOBER 31,    OCTOBER 31,

                            ------------------------------------------------------------------------------------
                               2009*          2008           2007          2009*          2008           2007
Net asset value at
  beginning of period         $ 5.95        $  9.61         $10.00       $   6.02       $  9.65        $ 10.00
                              ------        -------         ------       --------       -------        -------
Net investment income
  (loss) (a)                    0.00 +++      (0.09)         (0.03)          0.03          0.01           0.01
Net realized and
  unrealized loss on
  investments                  (0.54)         (3.57)         (0.36)         (0.55)        (3.62)         (0.36)
                              ------        -------         ------       --------       -------        -------
Total from investment
  operations                   (0.54)         (3.66)         (0.39)         (0.52)        (3.61)         (0.35)
                              ------        -------         ------       --------       -------        -------
Less dividends:
  From net investment
     income                       --             --             --          (0.01)        (0.02)            --
                              ------        -------         ------       --------       -------        -------
Net asset value at end of
  period                      $ 5.41        $  5.95         $ 9.61       $   5.49       $  6.02        $  9.65
                              ======        =======         ======       ========       =======        =======
Total investment return
  (b)                          (9.08%)(c)    (38.15%)        (3.80%)(c)     (8.60%)(c)   (37.48%)        (3.50%)(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                     0.07% ++      (1.12%)        (0.86%) ++      1.25% ++      0.07%          0.27% ++
  Net expenses (excluding
     short sale expenses)       2.35% ++       2.33%          2.25% ++       1.21% ++      1.25%          1.25% ++
  Expenses (including
     short sales expenses,
     before waiver)             3.55% ++       3.41%          3.65% ++       2.38% ++      2.16%          2.52% ++
  Short sale expenses           1.15% ++       0.81%          0.53% ++       1.17% ++      0.81%          0.53% ++
Portfolio turnover rate          121%           244%            59%           121%          244%            59%
Net assets at end of
  period (in 000's)           $  295        $   228         $   35       $130,112       $84,861        $24,123



*    Unaudited.
**   Commencement of operations.
++   Annualized.
+++  Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





24    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY 130/30 GROWTH FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges          -9.74%   -38.51%     -24.00%
Excluding sales charges     -4.48    -34.93      -21.62





(PERFORMANCE GRAPH)

                                 MAINSTAY 130/30
                                      GROWTH        RUSSELL 1000(R)
                                       FUND           GROWTH INDEX
                                 ---------------    ---------------
6/29/07                                9450              10000
4/30/08                                9280               9776
4/30/09                                6039               6690






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges          -9.74%   -38.48%     -24.06%
Excluding sales charges     -4.49    -34.90      -21.69





(PERFORMANCE GRAPH)

                                 MAINSTAY 130/30
                                      GROWTH        RUSSELL 1000(R)
                                       FUND           GROWTH INDEX
                                 ---------------    ---------------
6/29/07                               23625              25000
4/30/08                               23153              24440
4/30/09                               15073              16725






CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges          -5.79%   -35.97%     -22.22%
Excluding sales charges     -4.83    -35.32      -22.22





(PERFORMANCE GRAPH)

                                 MAINSTAY 130/30
                                      GROWTH        RUSSELL 1000(R)
                                       FUND           GROWTH INDEX
                                 ---------------    ---------------
6/29/07                               10000              10000
4/30/08                                9740               9776
4/30/09                                6300               6690





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the Mainstay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    25

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                    SINCE
AVERAGE ANNUAL                  SIX       ONE     INCEPTION
TOTAL RETURNS                 MONTHS     YEAR     (6/29/07)
-----------------------------------------------------------
                               -4.17%   -34.52%     -21.35%





(PERFORMANCE GRAPH)

                                 MAINSTAY 130/30    RUSSELL 1000(R)
                                   GROWTH FUND        GROWTH INDEX
                                 ---------------    ---------------
6/29/07                               10000              10000
4/30/08                                9820               9776
4/30/09                                6430               6690






 BENCHMARK PERFORMANCE                        SIX       ONE       SINCE
                                            MONTHS     YEAR     INCEPTION
-------------------------------------------------------------------------------
Russell 1000(R) Growth Index(3)              -1.52%   -31.57%     -19.64%
Average Lipper long/short equity fund(4)     -6.11    -30.17      -18.64



   modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 1000(R) Growth Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The average Lipper long/short equity fund is representative of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager's view of the market. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



26    MainStay 130/30 Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 GROWTH FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $955.20         $12.46         $1,012.10         $12.82
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $955.10         $11.97         $1,012.50         $12.33
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $953.10         $16.08         $1,008.30         $16.53
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $958.30         $10.78         $1,013.80         $11.08
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (2.57% for Investor Class, 2.47% for Class A, 3.32% for Class C and 2.22% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                   mainstayinvestments.com    27

INDUSTRY COMPOSITION AS OF APRIL 30, 2009




Computers & Peripherals                   9.3%
Software                                  7.5
Food & Staples Retailing                  7.2
Oil, Gas & Consumable Fuels               6.3
Internet Software & Services              6.0
Semiconductors & Semiconductor
  Equipment                               5.7
Communications Equipment                  5.6
Health Care Equipment & Supplies          5.3
Aerospace & Defense                       4.6
Capital Markets                           4.6
IT Services                               4.3
Pharmaceuticals                           4.3
Specialty Retail                          4.3
Machinery                                 4.0
Chemicals                                 3.7
Health Care Providers & Services          3.5
Biotechnology                             3.4
Energy Equipment & Services               3.1
Road & Rail                               2.6
Wireless Telecommunication Services       2.5
Diversified Financial Services            2.4
Air Freight & Logistics                   2.0
Internet & Catalog Retail                 2.0
Hotels, Restaurants & Leisure             1.9
Media                                     1.9
Professional Services                     1.9
Food Products                             1.7
Beverages                                 1.4
Construction & Engineering                1.4
Life Sciences Tools & Services            1.4
Tobacco                                   1.3
Exchange Traded Fund                      1.2
Multiline Retail                          1.2
Real Estate Investment Trusts             1.2
Trading Companies & Distributors          1.2
Electronic Equipment & Instruments        1.1
Insurance                                 0.8
Containers & Packaging                    0.7
Electric Utilities                        0.7
Household Durables                        0.7
Diversified Consumer Services             0.4
Household Products                        0.2
Short Term Investment                     0.6
Cash and Other Assets, Less
  Liabilities                             0.1
Investments Sold Short                  -27.2
                                        -----
                                        100.0%
                                        =====



See Portfolio of Investments on page 31 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  International Business Machines Corp.
    2.  Microsoft Corp.
    3.  Apple, Inc.
    4.  Google, Inc. Class A
    5.  QUALCOMM, Inc.
    6.  Cisco Systems, Inc.
    7.  Wal-Mart Stores, Inc.
    8.  Gilead Sciences, Inc.
    9.  CVS Caremark Corp.
   10.  Monsanto Co.




TOP FIVE SHORT POSITIONS AS OF APRIL 30, 2009


    1.  Iron Mountain, Inc.
    2.  First Solar, Inc.
    3.  Idexx Laboratories, Inc.
    4.  Trimble Navigation, Ltd.
    5.  Eaton Vance Corp.







28    MainStay 130/30 Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER HARISH KUMAR, PHD, CFA, OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY 130/30 GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay 130/30 Growth Fund returned -4.48% for Investor Class shares,
-4.49% for Class A shares and -4.83% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned -4.17%. All share classes outperformed the -6.11% return of the average Lipper(1) long/short equity fund and underperformed the -1.52% return of the Russell 1000(R) Growth Index(2) for the six months ended April 30, 2009. The Russell 1000(R) Growth Index is the Fund's broad-based securities-market index. See page 25 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's underperformance relative to the Russell 1000(R) Growth Index resulted primarily from stock selection in the materials and health care sectors.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?

Even in a broadly declining market, some sectors performed better than others. On an absolute basis, the strongest contributing sectors to the Fund's performance were information technology, consumer discretionary and telecommunication services. Health care, industrials and materials were weak contributors on an absolute basis.


DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE FUND'S STRONGEST PERFORMERS AND WHICH STOCKS WERE PARTICULARLY WEAK?

On the long side, the strongest contributors to the Fund's performance on an absolute basis were technology companies Apple and International Business Machines and online travel-services company Priceline.com. All three companies performed well in a tough economic environment and provided positive returns while they were held in the Fund. On the basis of absolute performance on the long side, major detractors included global payments and travel company American Express, health care products company Abbott Laboratories and chip-interface technology company Rambus.

On the short side, the strongest contributors to the Fund's performance on an absolute basis were energy companies EOG Resources, Helix Energy Solutions Group and real estate services company SL Green Realty. On the basis of absolute performance on the short side, major detractors included chip-interface technology company Rambus, leisure company Royal Caribbean Cruises and industrial solar company First Solar.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period the Fund initiated new positions in business advisory company FTI Consulting and specialty retailer Best Buy. FTI Consulting was expected to benefit from the demand for restructuring advice by companies distressed by the credit crisis, which prompted us to purchase the stock. Best Buy benefited from the bankruptcy of its competitor Circuit City, which occurred prior to our purchase of Best Buy and helped Best Buy gain market share.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any changes in the Fund's net asset value greater than they would be without the use of leverage. This could result in increased volatility of returns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund may invest in derivatives such as credit default swaps, which may increase the volatility of the Funds net asset value and may result in a loss to the Fund. Investments in real estate investment trusts carry many of the risks associated with direct ownership of real estate, including extended vacancies, declining property values, increasing property taxes and changing interest rates.

1. See footnote on page 26 for more information on Lipper Inc.
2. See footnote on page 26 for more information on the Russell 1000(R) Growth Index.

                                                   mainstayinvestments.com    29

Significant sales during the reporting period included financial services companies Lender Processing Services and Morgan Stanley. Lender Processing Services, which provides processing, services and analytics to the mortgage industry, faced headline risk from rumors of a federal agency investigation. Morgan Stanley was negatively affected by the credit crisis.

HOW DID THE FUND'S WEIGHTINGS RELATIVE TO THE RUSSELL 1000(R) GROWTH INDEX CHANGE DURING THE REPORTING PERIOD?

During the reporting period the Fund's weightings relative to the Russell 1000(R) Growth Index increased in the telecommunication services and energy sectors. Over the same period, the Fund's weightings relative to the Index decreased in consumer discretionary and health care.

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2009?

As of April 30, 2009, the Fund was slightly overweight relative to the Russell 1000(R) Growth Index in financials and health care. This positioning detracted from the Fund's performance. On the same date, the Fund was underweight in the utilities and consumer staples sectors. Both of these positions helped the Fund's relative performance.



----------
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


30    MainStay 130/30 Growth Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2009 UNAUDITED




                                     SHARES           VALUE
COMMON STOCKS 125.3%+
-----------------------------------------------------------

AEROSPACE & DEFENSE 4.6%
Lockheed Martin Corp. (a)             9,593   $     753,338
Northrop Grumman Corp. (a)           13,220         639,187
Precision Castparts Corp. (a)        10,587         792,543
United Technologies Corp. (a)        20,321         992,478
                                              -------------
                                                  3,177,546
                                              -------------

AIR FREIGHT & LOGISTICS 2.0%
C.H. Robinson Worldwide, Inc.
  (a)                                16,623         883,679
Expeditors International of
  Washington, Inc.                   13,476         467,752
                                              -------------
                                                  1,351,431
                                              -------------

BEVERAGES 1.4%
Coca-Cola Co. (The) (a)               8,850         380,993
Hansen Natural Corp. (a)(b)          14,373         585,843
                                              -------------
                                                    966,836
                                              -------------

BIOTECHNOLOGY 3.4%
Cephalon, Inc. (a)(b)                 9,097         596,854
Genzyme Corp. (a)(b)                  6,419         342,326
V  Gilead Sciences, Inc.
  (a)(b)                             30,179       1,382,198
                                              -------------
                                                  2,321,378
                                              -------------

CAPITAL MARKETS 4.6%
Affiliated Managers Group,
  Inc. (a)(b)                        11,884         675,605
BlackRock, Inc. (a)                   5,362         785,640
Charles Schwab Corp. (The) (a)       45,675         844,074
Goldman Sachs Group, Inc.
  (The)                               3,455         443,968
Lazard, Ltd. Class A (a)             15,952         435,490
                                              -------------
                                                  3,184,777
                                              -------------

CHEMICALS 3.7%
Ecolab, Inc. (a)                     11,274         434,613
V  Monsanto Co. (a)                  14,542       1,234,470
Mosaic Co. (The) (a)                 11,515         465,782
Scotts Miracle-Gro Co. (The)
  Class A                            12,777         431,479
                                              -------------
                                                  2,566,344
                                              -------------

COMMUNICATIONS EQUIPMENT 5.6%
V  Cisco Systems, Inc. (a)(b)       100,840       1,948,229
V  QUALCOMM, Inc. (a)                46,068       1,949,598
                                              -------------
                                                  3,897,827
                                              -------------

COMPUTERS & PERIPHERALS 9.3%
V  Apple, Inc. (a)(b)                16,384       2,061,599
Hewlett-Packard Co. (a)              33,359       1,200,257
V  International Business
  Machines Corp. (a)                 24,531       2,531,844
NetApp, Inc. (a)(b)                  32,713         598,648
                                              -------------
                                                  6,392,348
                                              -------------

CONSTRUCTION & ENGINEERING 1.4%
Quanta Services, Inc. (a)(b)         21,869         497,082
URS Corp. (b)                        11,441         504,091
                                              -------------
                                                  1,001,173
                                              -------------

CONTAINERS & PACKAGING 0.7%
Crown Holdings, Inc. (a)(b)          23,511         518,418
                                              -------------


DIVERSIFIED CONSUMER SERVICES 0.4%
Apollo Group, Inc. Class A
  (a)(b)                              4,999         314,687
                                              -------------


DIVERSIFIED FINANCIAL SERVICES 2.4%
CME Group, Inc. (a)                   1,669         369,433
IntercontinentalExchange, Inc.
  (a)(b)                              8,682         760,543
JPMorgan Chase & Co. (a)             16,820         555,060
                                              -------------
                                                  1,685,036
                                              -------------

ELECTRIC UTILITIES 0.7%
Duke Energy Corp. (a)                35,792         494,287
                                              -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 1.1%
Dolby Laboratories, Inc. Class
  A (a)(b)                           19,150         768,489
                                              -------------


ENERGY EQUIPMENT & SERVICES 3.1%
BJ Services Co. (a)                  35,430         492,123
FMC Technologies, Inc. (a)(b)        10,128         346,681
Halliburton Co. (a)                  32,859         664,409
National Oilwell Varco, Inc.
  (b)                                21,237         643,056
                                              -------------
                                                  2,146,269
                                              -------------

FOOD & STAPLES RETAILING 7.2%
V  CVS Caremark Corp. (a)            38,878       1,235,543
Kroger Co. (The) (a)                 26,353         569,752
V  Wal-Mart Stores, Inc.             33,672       1,697,069
Walgreen Co. (a)                     28,494         895,566
Whole Foods Market, Inc.             26,305         545,303
                                              -------------
                                                  4,943,233
                                              -------------

FOOD PRODUCTS 1.7%
Dean Foods Co. (a)(b)                24,077         498,394
General Mills, Inc.                  12,871         652,431
                                              -------------
                                                  1,150,825
                                              -------------

HEALTH CARE EQUIPMENT & SUPPLIES 5.3%
Baxter International, Inc. (a)       20,054         972,619
Becton, Dickinson & Co. (a)           7,929         479,546
Medtronic, Inc. (a)                  29,947         958,304
Mindray Medical International,
  Ltd., ADR (a)(c)                   20,653         471,301
St. Jude Medical, Inc. (a)(b)        22,499         754,167
                                              -------------
                                                  3,635,937
                                              -------------



+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES 3.5%
Aetna, Inc. (a)                      24,601   $     541,468
CIGNA Corp. (a)                      21,674         427,195
Medco Health Solutions, Inc.
  (a)(b)                             20,330         885,371
Mednax, Inc. (b)                     16,171         580,539
                                              -------------
                                                  2,434,573
                                              -------------

HOTELS, RESTAURANTS & LEISURE 1.9%
Carnival Corp. (a)                   26,042         700,009
Yum! Brands, Inc. (a)                17,689         589,928
                                              -------------
                                                  1,289,937
                                              -------------

HOUSEHOLD DURABLES 0.7%
D.R. Horton, Inc. (a)                35,544         463,849
                                              -------------


HOUSEHOLD PRODUCTS 0.2%
Procter & Gamble Co. (The) (a)        3,550         175,512
                                              -------------


INSURANCE 0.8%
W.R. Berkley Corp. (a)               21,997         525,948
                                              -------------


INTERNET & CATALOG RETAIL 2.0%
Amazon.com, Inc. (a)(b)               9,633         775,649
Priceline.com, Inc. (a)(b)            6,582         639,046
                                              -------------
                                                  1,414,695
                                              -------------

INTERNET SOFTWARE & SERVICES 6.0%
Baidu, Inc., ADR (a)(b)(c)            2,848         663,299
Equinix, Inc. (a)(b)                 11,316         794,723
V  Google, Inc. Class A (a)(b)        4,958       1,963,219
VeriSign, Inc. (a)(b)                33,891         697,477
                                              -------------
                                                  4,118,718
                                              -------------

IT SERVICES 4.3%
Cognizant Technology Solutions
  Corp. Class A (a)(b)               37,160         921,196
Mastercard, Inc. Class A (a)          4,614         846,438
Visa, Inc. Class A (a)               18,689       1,214,038
                                              -------------
                                                  2,981,672
                                              -------------

LIFE SCIENCES TOOLS & SERVICES 1.4%
Illumina, Inc. (a)(b)                14,534         542,845
Thermo Fisher Scientific, Inc.
  (a)(b)                             12,377         434,185
                                              -------------
                                                    977,030
                                              -------------

MACHINERY 4.0%
Danaher Corp. (a)                    16,801         981,850
Navistar International Corp.
  (a)(b)                             15,862         599,584
PACCAR, Inc.                         14,379         509,592
SPX Corp.                             9,744         449,880
Wabtec Corp. (a)                      5,658         215,796
                                              -------------
                                                  2,756,702
                                              -------------

MEDIA 1.9%
Liberty Media Corp.
  Entertainment Class A (a)(b)       28,478         693,439
Time Warner Cable, Inc.              19,220         619,461
                                              -------------
                                                  1,312,900
                                              -------------


MULTILINE RETAIL 1.2%
Kohl's Corp. (a)(b)                  18,017         817,071
                                              -------------


OIL, GAS & CONSUMABLE FUELS 6.3%
Anadarko Petroleum Corp. (a)         10,061         433,227
Encore Acquisition Co. (a)(b)        19,114         557,938
Marathon Oil Corp. (a)               13,727         407,692
Noble Energy, Inc. (a)                8,255         468,471
Petro-Canada                         17,046         537,460
Petroleo Brasileiro S.A., ADR
  (a)(c)                             15,436         518,186
Southwestern Energy Co. (b)          14,981         537,219
Spectra Energy Corp. (a)             28,542         413,859
Total S.A., Sponsored ADR
  (a)(c)                              9,953         494,863
                                              -------------
                                                  4,368,915
                                              -------------

PHARMACEUTICALS 4.3%
Abbott Laboratories (a)              19,172         802,348
Allergan, Inc.                       10,643         496,602
Bristol-Myers Squibb Co. (a)         16,666         319,987
Johnson & Johnson (a)                 9,664         506,007
Schering-Plough Corp. (a)            13,370         307,778
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (a)(c)                         12,574         551,873
                                              -------------
                                                  2,984,595
                                              -------------

PROFESSIONAL SERVICES 1.9%
FTI Consulting, Inc. (b)             12,260         672,829
Robert Half International,
  Inc. (a)                           26,946         647,243
                                              -------------
                                                  1,320,072
                                              -------------

REAL ESTATE INVESTMENT TRUSTS 1.2%
HCP, Inc. (a)                        23,791         522,213
UDR, Inc.                            31,277         314,959
                                              -------------
                                                    837,172
                                              -------------

ROAD & RAIL 2.6%
CSX Corp. (a)                        25,367         750,610
Union Pacific Corp. (a)              21,075       1,035,625
                                              -------------
                                                  1,786,235
                                              -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 5.7%
Broadcom Corp. Class A (a)(b)        26,133         606,024
Intel Corp.                          27,091         427,496
Lam Research Corp. (b)               13,248         369,354
Marvell Technology Group, Ltd.
  (b)                                40,757         447,512
MEMC Electronic Materials,
  Inc. (a)(b)                        28,701         464,956
Silicon Laboratories, Inc.
  (a)(b)                             22,822         759,060
Texas Instruments, Inc. (a)          46,268         835,600
                                              -------------
                                                  3,910,002
                                              -------------





32    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
SOFTWARE 7.5%
Adobe Systems, Inc. (a)(b)           21,016   $     574,787
Autodesk, Inc. (b)                   18,052         359,957
BMC Software, Inc. (a)(b)            17,013         589,841
McAfee, Inc. (b)                     14,226         534,044
V  Microsoft Corp. (a)              113,069       2,290,778
Oracle Corp. (a)                     42,197         816,090
                                              -------------
                                                  5,165,497
                                              -------------

SPECIALTY RETAIL 4.3%
Best Buy Co., Inc. (a)               13,513         518,629
GameStop Corp. Class A (a)(b)        20,072         605,372
Home Depot, Inc. (The) (a)           21,218         558,458
Lowe's Cos., Inc. (a)                27,535         592,002
Ross Stores, Inc. (a)                17,709         671,879
                                              -------------
                                                  2,946,340
                                              -------------

TOBACCO 1.3%
Altria Group, Inc. (a)               31,251         510,329
Philip Morris International,
  Inc. (a)                           10,689         386,942
                                              -------------
                                                    897,271
                                              -------------

TRADING COMPANIES & DISTRIBUTORS 1.2%
Fastenal Co. (a)                     21,614         829,113
                                              -------------


WIRELESS TELECOMMUNICATION SERVICES 2.5%
American Tower Corp. Class A
  (a)(b)                             19,554         621,035
MetroPCS Communications, Inc.
  (a)(b)                             37,217         636,039
SBA Communications Corp. Class
  A (a)(b)                           18,076         455,515
                                              -------------
                                                  1,712,589
                                              -------------
Total Common Stocks
  (Cost $83,413,557)                             86,543,249
                                              -------------



EXCHANGE TRADED FUND 1.2% (D)
-----------------------------------------------------------

iShares Russell 1000 Growth
  Index Fund (a)                     21,113         815,806
                                              -------------
Total Exchange Traded Fund
  (Cost $684,068)                                   815,806
                                              -------------


                                  PRINCIPAL
                                     AMOUNT           VALUE

SHORT-TERM INVESTMENT 0.6%
-----------------------------------------------------------

REPURCHASE AGREEMENT 0.6%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $429,129
  (Collateralized by a United
  States Treasury Bill with a
  rate of 0.12% and a maturity
  date of 7/30/09, with a
  Principal Amount of $440,000
  and a Market Value of
  $439,868)                        $429,129   $     429,129
                                              -------------
Total Short-Term Investment
  (Cost $429,129)                                   429,129
                                              -------------
Total Investments,
  Before Investments Sold
  Short
  (Cost $84,526,754) (e)              127.1%     87,788,184
                                              -------------



                                     SHARES

INVESTMENTS SOLD SHORT (27.2%)
COMMON STOCKS SOLD SHORT (27.2%)
-----------------------------------------------------------

AEROSPACE & DEFENSE (0.7%)
Curtiss-Wright Corp.                 (7,419)       (237,185)
Raytheon Co.                         (5,716)       (258,535)
                                              -------------
                                                   (495,720)
                                              -------------

AIRLINES (0.6%)
Continental Airlines, Inc. (b)      (15,660)       (164,743)
Copa Holdings S.A.                   (7,217)       (221,201)
                                              -------------
                                                   (385,944)
                                              -------------

BEVERAGES (0.2%)
Diageo PLC, Sponsored ADR (c)        (2,971)       (142,162)
                                              -------------


BIOTECHNOLOGY (0.6%)
Amylin Pharmaceuticals, Inc.
  (b)                               (21,750)       (237,945)
Myriad Genetics, Inc. (b)            (4,891)       (189,722)
                                              -------------
                                                   (427,667)
                                              -------------

CAPITAL MARKETS (1.5%)
Eaton Vance Corp.                   (10,845)       (296,828)
Franklin Resources, Inc.             (4,536)       (274,337)
Investment Technology Group,
  Inc. (b)                          (10,682)       (243,336)
Knight Capital Group, Inc.
  Class A (b)                       (15,088)       (233,713)
                                              -------------
                                                 (1,048,214)
                                              -------------

CHEMICALS (1.1%)
Albemarle Corp.                     (10,813)       (290,005)
Potash Corp. of Saskatchewan,
  Inc.                               (2,203)       (190,537)
PPG Industries, Inc.                 (5,747)       (253,155)
                                              -------------
                                                   (733,697)
                                              -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              33


                                     SHARES           VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)
COMMERCIAL SERVICES & SUPPLIES (0.8%)
Iron Mountain, Inc. (b)             (11,536)  $    (328,661)
Stericycle, Inc. (b)                 (4,889)       (230,174)
                                              -------------
                                                   (558,835)
                                              -------------

COMMUNICATIONS EQUIPMENT (0.4%)
F5 Networks, Inc. (b)               (10,615)       (289,471)
                                              -------------


DIVERSIFIED CONSUMER SERVICES (1.2%)
H&R Block, Inc.                     (12,226)       (185,102)
Hillenbrand, Inc.                   (12,331)       (224,178)
ITT Educational Services, Inc.
  (b)                                (1,846)       (186,021)
Strayer Education, Inc.              (1,373)       (260,060)
                                              -------------
                                                   (855,361)
                                              -------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
Verizon Communications, Inc.         (7,173)       (217,629)
                                              -------------


ELECTRIC UTILITIES (0.6%)
N.V. Energy, Inc.                   (22,925)       (234,981)
PPL Corp.                            (5,501)       (164,535)
                                              -------------
                                                   (399,516)
                                              -------------

ELECTRICAL EQUIPMENT (0.5%)
First Solar, Inc. (b)                (1,676)       (313,898)
                                              -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
Itron, Inc. (b)                      (5,227)       (240,442)
Trimble Navigation, Ltd. (b)        (14,264)       (305,820)
                                              -------------
                                                   (546,262)
                                              -------------

FOOD & STAPLES RETAILING (0.3%)
Sysco Corp.                          (8,820)       (205,771)
                                              -------------


FOOD PRODUCTS (1.2%)
Bunge, Ltd.                          (3,927)       (188,535)
ConAgra Foods, Inc.                 (14,527)       (257,128)
HJ Heinz Co.                         (5,245)       (180,533)
McCormick & Co., Inc.                (5,945)       (175,080)
                                              -------------
                                                   (801,276)
                                              -------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Idexx Laboratories, Inc. (b)         (7,835)       (307,915)
NuVasive, Inc. (b)                   (4,539)       (172,028)
Thoratec Corp. (b)                   (5,548)       (161,225)
                                              -------------
                                                   (641,168)
                                              -------------

HEALTH CARE PROVIDERS & SERVICES (1.0%)
AmerisourceBergen Corp.              (6,634)       (223,168)
DaVita, Inc. (b)                     (5,350)       (248,080)
Patterson Cos., Inc. (b)            (11,503)       (235,351)
                                              -------------
                                                   (706,599)
                                              -------------

HEALTH CARE TECHNOLOGY (0.7%)
Cerner Corp. (b)                     (5,058)       (272,120)
HLTH Corp. (b)                      (21,837)       (240,207)
                                              -------------
                                                   (512,327)
                                              -------------

HOTELS, RESTAURANTS & LEISURE (0.5%)
Burger King Holdings, Inc.          (13,181)       (215,378)
Ctrip.com International, Ltd.,
  ADR (c)                            (4,612)       (142,603)
                                              -------------
                                                   (357,981)
                                              -------------

HOUSEHOLD DURABLES (0.4%)
Toll Brothers, Inc. (b)             (11,924)       (241,580)
                                              -------------


HOUSEHOLD PRODUCTS (0.3%)
Kimberly-Clark Corp.                 (4,632)       (227,617)
                                              -------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
Ormat Technologies, Inc.             (5,502)       (193,670)
                                              -------------


INDUSTRIAL CONGLOMERATES (0.4%)
3M Co.                               (4,408)       (253,901)
                                              -------------


INSURANCE (1.1%)
AON Corp.                            (5,448)       (229,906)
Brown & Brown, Inc.                 (15,194)       (295,675)
Transatlantic Holdings, Inc.         (5,672)       (215,139)
                                              -------------
                                                   (740,720)
                                              -------------

INTERNET SOFTWARE & SERVICES (0.7%)
IAC/InterActiveCorp (b)             (14,498)       (232,258)
WebMD Health Corp. (b)               (9,158)       (236,368)
                                              -------------
                                                   (468,626)
                                              -------------

IT SERVICES (1.7%)
Accenture, Ltd. Class A              (7,304)       (214,957)
Automatic Data Processing,
  Inc.                               (6,105)       (214,896)
DST Systems, Inc. (b)                (7,058)       (255,288)
Paychex, Inc.                        (8,387)       (226,533)
SAIC, Inc. (b)                      (13,152)       (238,051)
                                              -------------
                                                 (1,149,725)
                                              -------------

LIFE SCIENCES TOOLS & SERVICES (0.6%)
Bio-Rad Laboratories, Inc.
  Class A (b)                        (2,271)       (158,266)
Techne Corp.                         (4,106)       (234,945)
                                              -------------
                                                   (393,211)
                                              -------------

MACHINERY (0.4%)
CLARCOR, Inc.                        (4,844)       (150,551)
Donaldson Co., Inc.                  (4,423)       (145,915)
                                              -------------
                                                   (296,466)
                                              -------------

MEDIA (1.1%)
DIRECTV Group, Inc. (The) (b)        (9,234)       (228,357)




34    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)
MEDIA (CONTINUED)
Omnicom Group, Inc.                  (8,780)  $    (276,306)
Walt Disney Co. (The)               (11,330)       (248,127)
                                              -------------
                                                   (752,790)
                                              -------------

METALS & MINING (0.6%)
Alcoa, Inc.                         (27,031)       (245,171)
Compass Minerals
  International, Inc.                (4,143)       (199,776)
                                              -------------
                                                   (444,947)
                                              -------------

MULTILINE RETAIL (0.3%)
Family Dollar Stores, Inc.           (5,940)       (197,149)
                                              -------------


OIL, GAS & CONSUMABLE FUELS (1.3%)
BP PLC, Sponsored ADR (c)            (6,957)       (295,394)
ConocoPhillips                       (6,069)       (248,829)
Royal Dutch Shell PLC, ADR (c)       (3,932)       (178,906)
Ultra Petroleum Corp. (b)            (4,425)       (189,390)
                                              -------------
                                                   (912,519)
                                              -------------

PERSONAL PRODUCTS (0.2%)
Chattem, Inc. (b)                    (2,570)       (141,119)
                                              -------------


PROFESSIONAL SERVICES (0.4%)
Dun & Bradstreet Corp.               (2,920)       (237,688)
                                              -------------


REAL ESTATE INVESTMENT TRUSTS (0.3%)
Camden Property Trust                (8,312)       (225,505)
                                              -------------


SOFTWARE (1.2%)
ANSYS, Inc. (b)                      (9,047)       (249,878)
Intuit, Inc. (b)                     (6,937)       (160,453)
Novell, Inc. (b)                    (61,492)       (231,210)
SAP A.G., Sponsored ADR (c)          (5,402)       (205,762)
                                              -------------
                                                   (847,303)
                                              -------------

SPECIALTY RETAIL (0.7%)
Aeropostale, Inc. (b)                (8,373)       (284,431)
AutoZone, Inc. (b)                   (1,186)       (197,338)
                                              -------------
                                                   (481,769)
                                              -------------

THRIFTS & MORTGAGE FINANCE (0.3%)
Capitol Federal Financial            (5,915)       (230,448)
                                              -------------


TRADING COMPANIES & DISTRIBUTORS (0.7%)
GATX Corp.                           (8,728)       (262,800)
WW Grainger, Inc.                    (2,678)       (224,631)
                                              -------------
                                                   (487,431)
                                              -------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Leap Wireless International,
  Inc. (b)                           (6,114)       (220,532)
                                              -------------
Total Investments Sold Short
  (Proceeds $17,534,936)              (27.2)%   (18,784,214)
                                              -------------
Total Investments, Net of
  Investments
  Sold Short
  (Cost $66,991,818)                   99.9      69,003,970
Cash and Other Assets,
  Less Liabilities                      0.1          60,306
                                      -----    ------------
Net Assets                            100.0%  $  69,064,276
                                      =====    ============






+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)  Security, or a portion thereof, is
     maintained in a segregated account at the Fund's custodian as collateral for securities sold short (See Note 2(J)).
(b)  Non-income producing security.
(c)  ADR--American Depositary Receipt.
(d) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e)  At April 30, 2009, cost is $86,909,841
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 6,659,645
Gross unrealized depreciation       (5,781,302)
                                   -----------
Net unrealized appreciation        $   878,343
                                   ===========





The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices                $87,359,055
Level 2--Other Significant
  Observable Inputs                       429,129
Level 3--Significant Unobservable
  Inputs                                       --
                                      -----------
Total                                 $87,788,184
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              35

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's liabilities carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices                $18,784,214
Level 2--Other Significant
  Observable Inputs                            --
Level 3--Significant Unobservable
  Inputs                                       --
                                      -----------
Total                                 $18,784,214
                                      ===========




The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).



36    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities before
  investments sold short, at value
  (identified cost $84,526,754)      $ 87,788,184
Receivables:
  Investment securities sold            1,197,151
  Dividends and interest                   58,206
  Fund shares sold                          2,476
Other assets                               18,674
                                     ------------
     Total assets                      89,064,691
                                     ------------
LIABILITIES:
Investments sold short (proceeds
  $17,534,936)                         18,784,214
Payables:
  Investment securities purchased       1,063,228
  Manager (See Note 3)                     55,966
  Broker fees and charges on short
     sales                                 38,975
  Professional fees                        22,587
  Dividends on investments sold
     short                                 17,853
  Custodian                                 8,746
  Shareholder communication                 5,419
  Transfer agent (See Note 3)               2,821
  NYLIFE Distributors (See Note 3)            164
  Directors                                   121
Accrued expenses                              321
                                     ------------
     Total liabilities                 20,000,415
                                     ------------
Net assets                           $ 69,064,276
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 800 million shares
  authorized                         $    107,479
Additional paid-in capital             88,009,696
                                     ------------
                                       88,117,175
Accumulated undistributed net
  investment income                       141,800
Accumulated net realized loss on
  investments, investments sold
  short and foreign currency
  transactions                        (21,206,851)
Net unrealized appreciation on
  investments                           3,261,430
Net unrealized depreciation on
  investments sold short               (1,249,278)
                                     ------------
Net assets                           $ 69,064,276
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $     69,161
                                     ============
Shares of capital stock outstanding        10,818
                                     ============
Net asset value per share
  outstanding                        $       6.39
Maximum sales charge (5.50% of
  offering price)                            0.37
                                     ------------
Maximum offering price per share
  outstanding                        $       6.76
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $    216,787
                                     ============
Shares of capital stock outstanding        33,959
                                     ============
Net asset value per share
  outstanding                        $       6.38
Maximum sales charge (5.50% of
  offering price)                            0.37
                                     ------------
Maximum offering price per share
  outstanding                        $       6.75
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $    130,868
                                     ============
Shares of capital stock outstanding        20,789
                                     ============
Net asset value and offering price
  per share outstanding              $       6.30
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 68,647,460
                                     ============
Shares of capital stock outstanding    10,682,356
                                     ============
Net asset value and offering price
  per share outstanding              $       6.43
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              37

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $   696,673
  Interest                                    279
                                      -----------
     Total income                         696,952
                                      -----------
EXPENSES:
  Manager (See Note 3)                    250,072
  Dividends on investments sold
     short                                134,773
  Broker fees and charges on short
     sales                                106,719
  Registration                             25,547
  Professional fees                        23,322
  Shareholder communication                 9,818
  Transfer agent--Investor Class
     (See Note 3)                              73
  Transfer agent--Class A (See Note
     3)                                        23
  Transfer agent--Class C (See Note
     3)                                       173
  Transfer agent--Class I (See Note
     3)                                     5,393
  Custodian                                 5,207
  Directors                                 1,264
  Distribution--Class C (See Note 3)          534
  Distribution/Service--Investor
     Class (See Note 3)                        75
  Distribution/Service--Class A (See
     Note 3)                                  253
  Service--Class C (See Note 3)               178
  Miscellaneous                             3,641
                                      -----------
     Total expenses before waiver         567,065
  Expense waiver from Manager (See
     Note 3)                              (11,913)
                                      -----------
     Net expenses                         555,152
                                      -----------
Net investment income                     141,800
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions               $(8,358,484)
  Investments sold short               (1,324,762)
  Foreign currency transactions                50
                                      -----------
Net realized loss on investments,
  investments sold short and foreign
  currency transactions                (9,683,196)
                                      -----------
Net change in unrealized
  depreciation on:
  Security transactions                11,875,270
  Investments sold short               (1,249,278)
                                      -----------
Net change in unrealized
  depreciation on investments and
  investments sold short               10,625,992
                                      -----------
Net realized and unrealized gain on
  investments, investments sold
  short and foreign currency
  transactions                            942,796
                                      -----------
Net increase in net assets resulting
  from operations                     $ 1,084,596
                                      ===========



(a) Dividends recorded net of foreign withholding taxes in the amount of $5,636.




38    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009           2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income (loss)   $   141,800   $   (194,833)
 Net realized loss on
  investments, investments
  sold short and foreign
  currency transactions          (9,683,196)   (10,530,666)
 Net change in unrealized
  appreciation (depreciation)
  on investments and
  investments sold short         10,625,992    (10,368,003)
                                --------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      1,084,596    (21,093,502)
                                --------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         24,687,578     53,811,396
 Cost of shares redeemed         (3,482,720)    (4,810,969)
                                --------------------------
    Increase in net assets
     derived from capital
     share transactions          21,204,858     49,000,427
                                --------------------------
    Net increase in net assets   22,289,454     27,906,925

NET ASSETS:
Beginning of period              46,774,822     18,867,897
                                --------------------------
End of period                   $69,064,276   $ 46,774,822
                                ==========================
Undistributed net investment
 income at end of period        $   141,800   $         --
                                ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              39

STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


CASH FLOWS USED IN OPERATING ACTIVITIES:
Net increase in net assets
  resulting from operations          $  1,084,596
Adjustments to reconcile net
  increase in net assets resulting
  from operations to net cash used
  in operating activities:
  Investments purchased               (86,541,104)
  Investments sold                     49,247,321
  Securities sold short                52,771,613
  Purchases to cover securities
     sold short                       (36,561,438)
  Purchase of short term
     investments, net                     (70,785)
  Decrease in investment securities
     sold receivable                      342,342
  Increase in dividends and
     interest receivable                  (36,191)
  Decrease in other assets                  3,253
  Decrease in investment securities
     purchased payable                   (558,701)
  Increase in broker fees and
     charges on short sales                26,759
  Increase in dividends payable for
     securities sold short                 17,853
  Decrease in professional fees
     payable                               (4,988)
  Decrease in custodian payable            (1,512)
  Decrease in shareholder
     communication payable                (10,061)
  Decrease in due to directors                (56)
  Increase in due to manager               33,922
  Increase in due to transfer agent           926
  Decrease in due to NYLIFE
     Distributors                             (40)
  Decrease in accrued expenses             (3,345)
  Net change in unrealized
     depreciation on investments      (11,875,270)
  Net realized loss from
     investments                        8,358,484
  Net change in unrealized
     appreciation on securities
     sold short                         1,249,278
  Net realized loss from securities
     sold short                         1,324,762
                                     ------------
Net cash used in operating
  activities                          (21,202,382)
                                     ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold              24,685,102
Payment on shares redeemed             (3,482,720)
                                     ------------
Net cash from financing activities     21,202,382
                                     ------------

NET INCREASE (DECREASE) IN CASH:               --
Cash at beginning of period                    --
                                     ------------
Cash at end of period                $         --
                                     ============






40    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                  INVESTOR CLASS                           CLASS A
                            --------------------------    ----------------------------------------
                                          FEBRUARY 28,                                   JUNE 29,
                            SIX MONTHS       2008**       SIX MONTHS        YEAR          2007**
                               ENDED         THROUGH         ENDED         ENDED         THROUGH
                             APRIL 30,     OCTOBER 31,     APRIL 30,    OCTOBER 31,    OCTOBER 31,

                            ----------------------------------------------------------------------
                               2009*          2008           2009*          2008           2007
Net asset value at
  beginning of period         $ 6.69         $  9.68        $ 6.68        $ 10.63         $10.00
                              ------         -------        ------        -------         ------
Net investment income
  (loss) (a)                    0.01           (0.07)         0.01          (0.10)         (0.03)
Net realized and
  unrealized gain (loss)
  on investments               (0.31)          (2.92)        (0.31)         (3.85)          0.66
                              ------         -------        ------        -------         ------
Total from investment
  operations                   (0.30)          (2.99)        (0.30)         (3.95)          0.63
                              ------         -------        ------        -------         ------
Net asset value at end of
  period                      $ 6.39         $  6.69        $ 6.38        $  6.68         $10.63
                              ======         =======        ======        =======         ======
Total investment return
  (b)                          (4.48%)(c)     (30.89%)(c)    (4.49%)(c)    (37.16%)         6.40% (c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                     0.38% ++       (1.20%)++      0.48% ++      (1.09%)        (0.91%)++
  Net expenses (excluding
     short sale expenses)       1.60% ++        1.60% ++      1.50% ++       1.50%          1.50% ++
  Expenses (including
     short sales expenses,

     before
     waiver/reimbursement)      2.74% ++        2.73% ++      2.52% ++       2.77%          3.68% ++
  Short sale expenses           0.97% ++        0.69% ++      0.97% ++       0.70%          0.47% ++
Portfolio turnover rate           76%            311%           76%           311%           137%
Net assets at end of
  period (in 000's)           $   69         $    60        $  217        $   239         $  477




                                             CLASS C                                     CLASS I
                            ----------------------------------------    ----------------------------------------
                                                           JUNE 29,                                    JUNE 29,
                            SIX MONTHS        YEAR          2007**      SIX MONTHS        YEAR          2007**
                               ENDED         ENDED         THROUGH         ENDED         ENDED         THROUGH
                             APRIL 30,    OCTOBER 31,    OCTOBER 31,     APRIL 30,    OCTOBER 31,    OCTOBER 31,

                            ------------------------------------------------------------------------------------
                               2009*          2008           2007          2009*          2008           2007
Net asset value at
  beginning of period         $ 6.61        $ 10.61         $10.00        $  6.71       $ 10.65        $ 10.00
                              ------        -------         ------        -------       -------        -------
Net investment income
  (loss) (a)                   (0.01)         (0.17)         (0.05)          0.02         (0.07)         (0.02)
Net realized and
  unrealized gain (loss)
  on investments               (0.30)         (3.83)          0.66          (0.30)        (3.87)          0.67
                              ------        -------         ------        -------       -------        -------
Total from investment
  operations                   (0.31)         (4.00)          0.61          (0.28)        (3.94)          0.65
                              ------        -------         ------        -------       -------        -------
Net asset value at end of
  period                      $ 6.30        $  6.61         $10.61        $  6.43       $  6.71        $ 10.65
                              ======        =======         ======        =======       =======        =======
Total investment return
  (b)                          (4.69%)(c)(d) (37.70%)         6.10% (c)     (4.17%)(c)   (37.00%)         6.50% (c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                    (0.31%)++      (1.88%)        (1.54%)++       0.57% ++     (0.73%)        (0.56%)++
  Net expenses (excluding
     short sale expenses)       2.35% ++       2.32%          2.25% ++       1.25% ++      1.25%          1.25% ++
  Expenses (including
     short sales expenses,

     before
     waiver/reimbursement)      3.49% ++       3.56%          4.43% ++       2.26% ++      2.28%          3.38% ++
  Short sale expenses           0.97% ++       0.69%          0.47% ++       0.97% ++      0.65%          0.47% ++
Portfolio turnover rate           76%           311%           137%            76%          311%           137%
Net assets at end of
  period (in 000's)           $  131        $   165         $   71        $68,647       $46,311        $18,320



*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              41

MAINSTAY 130/30 HIGH YIELD FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (800-624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX      ONE      INCEPTION
TOTAL RETURNS              MONTHS     YEAR    (12/14/07)
--------------------------------------------------------
With sales charges           8.75%   -9.50%      -6.36%
Excluding sales charges     13.88    -5.23       -3.18





(PERFORMANCE GRAPH)

                                  MERRILL LYNCH
                                    U.S. HIGH
              MAINSTAY 130/30     YIELD MASTER
                 HIGH YIELD      II CONSTRAINED
                    FUND              INDEX
              ---------------    --------------
12/14/07            9450              10000
4/30/08             9639              10102
4/30/09             9134               8688







CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX      ONE      INCEPTION
TOTAL RETURNS              MONTHS     YEAR    (12/14/07)
--------------------------------------------------------
With sales charges           8.81%   -9.19%      -6.26%
Excluding sales charges     13.94    -4.91       -3.08





(PERFORMANCE GRAPH)

                                  MERRILL LYNCH
                                    U.S. HIGH
              MAINSTAY 130/30     YIELD MASTER
                 HIGH YIELD      II CONSTRAINED
                    FUND              INDEX
              ---------------    --------------
12/14/07           23625              25000
4/30/08            24049              25254
4/30/09            22869              21719







CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX      ONE      INCEPTION
TOTAL RETURNS              MONTHS     YEAR    (12/14/07)
--------------------------------------------------------
With sales charges          12.46%   -6.90%      -3.91%
Excluding sales charges     13.46    -6.01       -3.91





(PERFORMANCE GRAPH)

                                                             MERRILL LYNCH
                                                               U.S. HIGH
                                         MAINSTAY 130/30     YIELD MASTER
                                            HIGH YIELD      II CONSTRAINED
                                               FUND              INDEX
                                         ---------------    --------------
12/14/07                                      10000              10000
4/30/08                                       10071              10102
4/30/09                                        9465               8688





1. Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividends and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



42    MainStay 130/30 High Yield Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                    SINCE
AVERAGE ANNUAL                  SIX      ONE      INCEPTION
TOTAL RETURNS                 MONTHS     YEAR    (12/14/07)
-----------------------------------------------------------
                               14.02%   -4.87%      -2.86%





(PERFORMANCE GRAPH)

                                  MERRILL LYNCH
                                    U.S. HIGH
              MAINSTAY 130/30     YIELD MASTER
                 HIGH YIELD      II CONSTRAINED
                    FUND              INDEX
              ---------------    --------------
12/14/07           10000              10000
4/30/08            10100              10102
4/30/09             9608               8688






 BENCHMARK PERFORMANCE                                            SIX       ONE       SINCE
                                                                MONTHS     YEAR     INCEPTION
Merrill Lynch U.S. High Yield Master II Constrained Index(3)     15.71%   -14.00%      -9.71%
Average Lipper high current yield fund(4)                         9.18    -16.34      -12.30




   management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2.00% benchmark exposure. Total returns assume reinvestment of all dividends and capital gains. The Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The average Lipper high current yield fund is representative of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    43

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 HIGH YIELD FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,138.80        $14.95         $1,010.80         $14.06
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,139.40        $14.91         $1,010.90         $14.01
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,134.60        $18.89         $1,007.10         $17.77
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,140.20        $13.64         $1,012.10         $12.82
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (2.82% for Investor Class, 2.81% for Class A, 3.57% for Class C and 2.57% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



44    MainStay 130/30 High Yield Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2009

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                  84.8
Loan Assignments &Participations                 10.8
Yankee Bonds                                      8.6
Foreign Bonds                                     6.8
Cash and Other Assets, Less Liabilities           2.5
Mortgage-Backed Securities                        2.4
Asset-Backed Securities                           1.1
Short-Term Investment                             1.1
Investments Sold Short                          (18.1)





See Portfolio of Investments on page 48 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Ford Motor Co., 6.375%-7.45%, due
        11/15/25-7/16/31
    2.  Iron Mountain, Inc., 6.75%-7.75%, due
        1/15/15-10/15/18
    3.  Owens-Brockway Glass Container, Inc.,
        6.75%,
        due 12/1/14
    4.  Ford Motor Credit Co. LLC, 7.00%-8.00%,
        due 10/1/13-12/15/16
    5.  Nordstrom, Inc., 6.25%, due 1/15/18
    6.  Ventas Realty L.P./Ventas Capital Corp.,
        6.75%,
        due 6/1/10
    7.  Crown Americas LLC/Crown Americas
        Capital Corp., 7.625%,
        due 11/15/13
    8. Allied Waste North America, Inc., 5.75%, due 2/15/11
    9.  Case New Holland, Inc., 6.00%, due
        6/1/09
   10.  Constellation Brands, Inc., 8.125%, due
        1/15/12




TOP FIVE SHORT POSITIONS AS OF APRIL 30, 2009


    1.  United States Treasury Note, 3.50%, due 2/15/18
    2.  Nordstrom, Inc., 6.25%, due 1/15/18
    3.  Boyd Gaming Corp., 7.75%, due 12/15/12
    4.  Levi Strauss & Co., 9.75%, due 1/15/15
    5.  CCH II LLC/CCH II Capital Corp., 10.25%, due
        10/1/13






                                                   mainstayinvestments.com    45

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS LOUIS N. COHEN, CFA, DAN ROBERTS, PHD, MICHAEL KIMBLE, CFA, AND TAYLOR WAGENSEIL OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY 130/30 HIGH YIELD FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay 130/30 High Yield Fund returned 13.88% for Investor Class shares, 13.94% for Class A shares and 13.46% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned 14.02%. All share classes outperformed the 9.18% return of the average Lipper(1) high current yield fund and underperformed the 15.71% return of the Merrill Lynch U.S. High Yield Master II Constrained Index(2) for the six months ended April 30, 2009. The Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund's broad-based securities-market index. See page 42 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

While the Fund lagged its benchmark, it was significantly ahead of its peer group during the six-month period ended April 30, 2009. Most of the Fund's outperformance relative to its peer group occurred in November and December 2008, when the Fund's underweight positions in the riskiest industries added significant value. Beginning in November, we repositioned the Fund to be more aggressive. Although this strategy didn't quite allow the Fund to keep up with its benchmark, it helped the Fund keep up with its peer group through April 30, 2009.

WHAT FACTORS PROMPTED YOU TO MAKE SIGNIFICANT DECISIONS FOR THE FUND DURING THE REPORTING PERIOD?

During the six months ended April 30, 2009, the high-yield market gained more than 15%, even after losing 8% in November 2008, the first month of the reporting period. November's loss, and the 24% drop in the prior two months, reflected a nearly complete shutdown of credit markets, a number of forced liquidations and widespread concern that a depression was imminent. Since that time, the U.S. government has committed approximately $11 trillion to avoid bank failures and to provide fresh credit to the economy. These measures helped expand credit and reduce depression fears; and by the end of the reporting period, the market appeared to be recovering.

During the reporting period, Federal Reserve and U.S. Treasury initiatives to assist banks and inject liquidity into the financial system--along with very low high-yield bond prices--prompted us to increase the Fund's allocation to higher-risk bonds. This shift helped the Fund's absolute performance. But since the repositioning was not completed until the end of the reporting period, the Fund underperformed its benchmark.

DURING THE REPORTING PERIOD, WHICH FUND POSITIONS WERE THE STRONGEST CONTRIBUTORS AND WHICH POSITIONS WERE PARTICULARLY WEAK?

The most significant positive contributors to the Fund's relative performance during the reporting period were Ford (which includes Ford Motor Company and Ford Motor Credit) and General Motors Acceptance Corp. (GMAC). As we repositioned the Fund in the fourth quarter 2008, we increased our weighting in GMAC. During the last two weeks of December, GMAC was granted bank holding-company status, which sparked a rally in the company's bonds and throughout the broader high-yield bond market. We have since sold the Fund's position in GMAC. Ford has continued to exceed the market's expectations

----------
The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Floating-rate loans are generally considered to have speculative characteristics that may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity. Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. See footnote on page 43 for more information on Lipper Inc.
2. See footnote on page 43 for more information on the Merrill Lynch U.S. High Yield Master II Constrained Index.


46    MainStay 130/30 High Yield Fund
and has not been subject to the degree of negative publicity or level of operational issues that other U.S. automakers have faced. In March, Ford made an exchange offer for some of its bonds, which lifted all of its bond prices dramatically.

The most significant negative contributors to the Fund were General Motors and Aleris International. General Motors' bonds rose at the end of 2008 and into 2009 based on positive news from GMAC. The company, however, was plagued by negative news, including disparaging comments from the Obama administration about the company's prospects for avoiding bankruptcy. As a result, General Motors bonds declined for most of the first four months of 2009. Aleris International is a diversified aluminum fabricator and its two largest markets are homebuilding and auto manufacturers. The speed of the downturn in those two industries was much more severe than expected and the company filed for bankruptcy during the first quarter of 2009.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The most significant purchases during the reporting period were Ford, United States Steel and General Motors. The most significant sales were digital television entertainment provider DirecTV, GMAC and global machinery company SPX. During the reporting period, we repositioned the Fund by selling high-priced, lower-yielding bonds and replacing them with lower-priced, higher-yielding bonds. These trades reflected our desire to move the Fund's risk profile closer to that of the benchmark.

HOW DID THE FUND'S WEIGHTINGS RELATIVE TO THE MERRILL LYNCH U.S. HIGH YIELD MASTER II CONSTRAINED INDEX CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weightings relative to the Merrill Lynch U.S. High Yield Master II Constrained Index in the airlines, banking and gaming sectors and we decreased the Fund's relative weightings in the chemicals, auto loans and cable sectors. The weightings increases in airlines and gaming reflected our desire to increase the Fund's beta.(3) We reduced the Fund's exposure to chemicals for the same reason. The decline in the Fund's cable exposure was the result of a short position that we initiated during the reporting period. The increase in the Fund's banking exposure and decrease in auto loans was primarily because GMAC's category shifted when the company became a bank holding company.

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2009?

As of April 30, 2009, the Fund's most significant overweight positions relative to the Merrill Lynch U.S. High Yield Master II Constrained Index were in the aerospace/defense industry and metals/mining industry excluding steel. These overweight positions reflected our desire to benefit from opportunities among higher-yielding, lower-priced bonds, and bring the beta of the Fund closer to that of the benchmark.

On the same date, the Fund's most significant underweight positions relative to the benchmark were in telecommunications-integrated/services and non-food and drug retailers. We have historically been underweight in these areas because they do not fit our process. Indeed, our process suggests that the level of compensation that bonds in these areas provide is inadequate for the level of risk involved.



----------

3. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    47

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2009 UNAUDITED




                                                             PRINCIPAL
                                                                AMOUNT           VALUE
LONG-TERM BONDS 114.5%+
ASSET-BACKED SECURITIES 1.1%
--------------------------------------------------------------------------------------

AIRLINES 0.9%
American Airlines Pass--Through Trust 2001-02
  6.977%, due 11/23/22                                     $ 1,057,590   $     581,675
  6.978%, due 10/1/12                                          242,574         221,955
Continental Airlines, Inc.
  9.558%, due 3/1/21                                           910,016         518,709
                                                                         -------------
                                                                             1,322,339
                                                                         -------------

STUDENT LOANS ABS 0.2%
Rutland Rated Investments
  Series DRYD-1A, Class A1AL
  1.638%, due 6/20/13 (a)(b)(c)(d)                             750,000         200,390
                                                                         -------------
Total Asset-Backed Securities
  (Cost $1,902,731)                                                          1,522,729
                                                                         -------------


CORPORATE BONDS 84.8%
--------------------------------------------------------------------------------------

ADVERTISING 0.4%
Lamar Media Corp.
  7.25%, due 1/1/13                                            500,000         447,500
R.H. Donnelley, Inc.
  11.75%, due 5/15/15 (b)                                      341,000          66,495
                                                                         -------------
                                                                               513,995
                                                                         -------------

AEROSPACE & DEFENSE 4.5%
Alliant Techsystems, Inc.
  6.75%, due 4/1/16 (a1)(e)                                  2,200,000       2,139,500
DRS Technologies, Inc.
  6.875%, due 11/1/13 (a1)(e)                                2,200,000       2,149,105
L-3 Communications Corp.
  Class B
  6.375%, due 10/15/15 (a1)(e)                               2,200,000       2,084,500
                                                                         -------------
                                                                             6,373,105
                                                                         -------------

AIRLINES 1.2%
American Airlines, Inc.
  7.377%, due 5/23/19                                          228,775         102,949
Continental Airlines, Inc.
  9.798%, due 4/1/21                                         1,521,569         882,510
Northwest Airlines, Inc.
  7.027%, due 11/1/19                                        1,025,000         679,062
                                                                         -------------
                                                                             1,664,521
                                                                         -------------

APPAREL 1.3%
Levi Strauss & Co.
  9.75%, due 1/15/15                                         2,000,000       1,890,000
                                                                         -------------


AUTO MANUFACTURERS 3.2%
V  Ford Motor Co.
  6.375%, due 2/1/29                                           800,000         376,000
  6.625%, due 10/1/28                                        5,015,000       2,357,050
  7.125%, due 11/15/25                                         330,000         155,100
  7.45%, due 7/16/31                                         1,225,000         655,375
General Motors Corp.
  7.375%, due 5/23/48                                          350,000          32,375
  8.375%, due 7/15/33                                       11,275,000         958,375
  8.80%, due 3/1/21                                            488,000          43,920
                                                                         -------------
                                                                             4,578,195
                                                                         -------------

BANKS 2.1%
Bank of America Corp.
  8.00%, due 12/29/49 (c)                                      504,000         286,343
Goldman Sachs Group, Inc. (The)
  6.75%, due 10/1/37                                           750,000         571,695
SunTrust Bank
  7.25%, due 3/15/18                                         2,000,000       1,718,580
Wells Fargo & Co.
  7.98%, due 2/28/49 (c)                                       770,000         431,200
                                                                         -------------
                                                                             3,007,818
                                                                         -------------

BEVERAGES 1.5%
V  Constellation Brands, Inc.
  8.125%, due 1/15/12 (a1)(e)                                2,200,000       2,189,000
                                                                         -------------


BUILDING MATERIALS 1.5%
Nortek, Inc.
  8.50%, due 9/1/14                                            750,000         165,000
  10.00%, due 12/1/13                                        2,010,000       1,286,400
U.S. Concrete, Inc.
  8.375%, due 4/1/14                                         1,295,000         615,125
                                                                         -------------
                                                                             2,066,525
                                                                         -------------

CHEMICALS 1.8%
Hexion U.S. Finance Corp./Hexion Nova Scotia
  Finance, ULC
  9.75%, due 11/15/14                                          500,000         192,500
Innophos, Inc.
  8.875%, due 8/15/14                                          820,000         688,800
Mosaic Global Holdings, Inc.
  7.375%, due 12/1/14 (b)                                      635,000         630,238
Nalco Co.
  7.75%, due 11/15/11                                        1,050,000       1,060,500
                                                                         -------------
                                                                             2,572,038
                                                                         -------------

COAL 2.9%
Arch Western Finance LLC
  6.75%, due 7/1/13 (a1)(e)                                  2,260,000       1,971,850


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers held, as of April 30, 2009, excluding short-term investment. May be subject to change daily.


48    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                             PRINCIPAL
                                                                AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
COAL (CONTINUED)
Foundation PA Coal Co.
  7.25%, due 8/1/14                                        $ 1,050,000   $     973,875
Massey Energy Co.
  6.875%, due 12/15/13                                       1,375,000       1,172,187
                                                                         -------------
                                                                             4,117,912
                                                                         -------------

COMMERCIAL SERVICES 6.3%
Avis Budget Car Rental LLC
  7.625%, due 5/15/14                                        1,005,000         286,425
Corrections Corp. of America
  6.25%, due 3/15/13 (a1)(e)                                 2,200,000       2,117,500
Ford Holdings LLC
  9.30%, due 3/1/30                                          1,230,000         627,300
V  Iron Mountain, Inc.
  7.75%, due 1/15/15 (a1)(e)                                 2,305,000       2,310,762
Stewart Enterprises, Inc.
  3.375%, due 7/15/16                                          750,000         465,938
  6.25%, due 2/15/13                                         1,100,000         992,750
United Rentals North America, Inc.
  6.50%, due 2/15/12                                         1,930,000       1,727,350
  7.00%, due 2/15/14                                           230,000         142,600
  7.75%, due 11/15/13                                          470,000         303,150
                                                                         -------------
                                                                             8,973,775
                                                                         -------------

COMPUTERS 0.6%
SunGard Data Systems, Inc.
  10.25%, due 8/15/15                                        1,030,000         896,100
                                                                         -------------


DIVERSIFIED FINANCIAL SERVICES 0.5%
Citigroup Capital XXI
  8.30%, due 12/21/57 (c)                                      655,000         398,554
HSBC Finance Capital Trust IX
  5.911%, due 11/30/35 (c)                                     630,000         286,291
                                                                         -------------
                                                                               684,845
                                                                         -------------

ELECTRIC 1.8%
Edison Mission Energy
  7.50%, due 6/15/13                                         1,100,000         935,000
Energy Future Holdings Corp.
  6.55%, due 11/15/34                                        2,650,000         805,319
  11.25%, due 11/1/17 (f)                                    1,495,000         766,188
                                                                         -------------
                                                                             2,506,507
                                                                         -------------

ELECTRONICS 0.2%
Itron, Inc.
  7.75%, due 5/15/12                                           370,000         333,000
                                                                         -------------


ENTERTAINMENT 1.8%
Isle of Capri Casinos, Inc.
  7.00%, due 3/1/14                                          1,120,000         851,200
Mohegan Tribal Gaming Authority
  7.125%, due 8/15/14                                        1,000,000         610,000
  8.00%, due 4/1/12                                            200,000         130,000
Pinnacle Entertainment, Inc.
  7.50%, due 6/15/15                                         1,200,000         996,000
                                                                         -------------
                                                                             2,587,200
                                                                         -------------

ENVIRONMENTAL CONTROLS 1.6%
Aleris International, Inc.
  9.00%, due 12/15/14 (f)(g)                                   930,000           9,300
V  Allied Waste North America, Inc.
  5.75%, due 2/15/11 (a1)(e)                                 2,200,000       2,211,000
                                                                         -------------
                                                                             2,220,300
                                                                         -------------

FINANCE--AUTO LOANS 1.9%
V  Ford Motor Credit Co. LLC
  7.00%, due 10/1/13                                           525,000         391,238
  8.00%, due 12/15/16                                        2,921,000       2,228,215
                                                                         -------------
                                                                             2,619,453
                                                                         -------------

FINANCE--OTHER SERVICES 0.8%
American Real Estate Partners, L.P./
  American Real Estate Finance Corp.
  4.00%, due 8/15/13 (b)                                       135,000          85,725
  7.125%, due 2/15/13                                        1,200,000       1,008,000
                                                                         -------------
                                                                             1,093,725
                                                                         -------------

FOOD 1.6%
Land O'Lakes Capital Trust I
  7.45%, due 3/15/28 (b)                                       940,000         634,500
Smithfield Foods, Inc.
  7.00%, due 8/1/11                                          2,085,000       1,673,213
                                                                         -------------
                                                                             2,307,713
                                                                         -------------

FOREST PRODUCTS & PAPER 0.8%
Boise Cascade LLC
  7.125%, due 10/15/14                                       1,340,000         592,950
NewPage Corp.
  10.00%, due 5/1/12                                         1,000,000         470,000
                                                                         -------------
                                                                             1,062,950
                                                                         -------------

HEALTH CARE--PRODUCTS 0.8%
Bausch & Lomb, Inc.
  9.875%, due 11/1/15 (a1)(e)                                1,165,000       1,057,238
                                                                         -------------


HEALTH CARE--SERVICES 1.2%
HCA, Inc.
  6.50%, due 2/15/16                                         2,200,000       1,694,000
                                                                         -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              49

                                                             PRINCIPAL
                                                                AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
HOME BUILDERS 1.2%
DR Horton, Inc.
  5.625%, due 1/15/16                                      $   595,000   $     490,875
  6.50%, due 4/15/16                                           340,000         287,300
K Hovnanian Enterprises, Inc.
  11.50%, due 5/1/13                                           910,000         782,600
KB Home
  5.75%, due 2/1/14                                            225,000         194,625
                                                                         -------------
                                                                             1,755,400
                                                                         -------------

IRON & STEEL 2.9%
AK Steel Corp.
  7.75%, due 6/15/12 (e)                                     1,050,000         939,750
California Steel Industries, Inc.
  6.125%, due 3/15/14                                        2,100,000       1,606,500
United States Steel Corp.
  7.00%, due 2/1/18                                          2,000,000       1,485,542
                                                                         -------------
                                                                             4,031,792
                                                                         -------------

LODGING 3.2%
Boyd Gaming Corp.
  7.75%, due 12/15/12 (e)                                    1,000,000         970,000
Harrah's Operating Co., Inc.
  6.50%, due 6/1/16                                          1,050,000         262,500
  10.00%, due 12/15/18 (b)                                     181,000          85,070
  10.75%, due 2/1/16                                           791,000         233,345
Mandalay Resort Group
  6.375%, due 12/15/11                                       1,330,000         751,450
MGM Mirage
  6.00%, due 10/1/09                                         2,085,000       1,751,400
Wynn Las Vegas LLC
  6.625%, due 12/1/14                                          635,000         536,575
                                                                         -------------
                                                                             4,590,340
                                                                         -------------

MACHINERY--CONSTRUCTION & MINING 1.4%
Terex Corp.
  7.375%, due 1/15/14 (a1)(e)                                2,200,000       1,947,000
                                                                         -------------


MACHINERY--DIVERSIFIED 1.5%
V  Case New Holland, Inc.
  6.00%, due 6/1/09 (a1)(e)                                  2,200,000       2,189,000
                                                                         -------------


MEDIA 3.4%
CCH II LLC/CCH II Capital Corp.
  10.25%, due 10/1/13 (g)                                    2,000,000       1,815,000
Clear Channel Communications, Inc.
  5.50%, due 9/15/14                                           400,000          62,000
  5.75%, due 1/15/13                                           115,000          18,400
  6.875%, due 6/15/18                                          945,000         146,475
  7.25%, due 10/15/27                                          575,000          89,125
CSC Holdings, Inc.
  7.625%, due 4/1/11                                         1,100,000       1,100,000
Echostar DBS Corp.
  6.375%, due 10/1/11                                        1,600,000       1,552,000
                                                                         -------------
                                                                             4,783,000
                                                                         -------------

METAL FABRICATE & HARDWARE 0.4%
Mueller Water Products, Inc.
  7.375%, due 6/1/17                                         1,050,000         619,500
                                                                         -------------


MINING 2.7%
Century Aluminum Co.
  7.50%, due 8/15/14                                         3,050,000       1,647,000
Freeport-McMoRan Copper & Gold, Inc.
  8.375%, due 4/1/17 (a1)(e)                                 2,200,000       2,156,000
                                                                         -------------
                                                                             3,803,000
                                                                         -------------

MISCELLANEOUS--MANUFACTURING 2.9%
American Railcar Industries, Inc.
  7.50%, due 3/1/14                                          1,350,000       1,053,000
Hexcel Corp.
  6.75%, due 2/1/15                                          1,113,000         979,440
Koppers, Inc.
  9.875%, due 10/15/13                                         480,000         460,800
RBS Global, Inc./Rexnord Corp.
  9.50%, due 8/1/14                                          1,975,000       1,614,562
                                                                         -------------
                                                                             4,107,802
                                                                         -------------

OFFICE FURNISHINGS 0.4%
Interface, Inc.
  10.375%, due 2/1/10                                          495,000         491,288
                                                                         -------------


OIL & GAS 6.3%
Chesapeake Energy Corp.
  6.875%, due 1/15/16 (a1)(e)                                2,200,000       1,955,250
Forest Oil Corp.
  8.00%, due 12/15/11                                        1,300,000       1,277,250
Frontier Oil Corp.
  6.625%, due 10/1/11 (a1)(e)                                2,200,000       2,167,000
Regency Energy Partners/Regency Energy Finance
  Corp.
  8.375%, due 12/15/13                                       1,565,000       1,463,275
Southwestern Energy Co.
  7.50%, due 2/1/18 (b)                                         95,000          92,387
Tesoro Corp.
  6.25%, due 11/1/12 (a1)(e)                                 2,200,000       2,002,000
                                                                         -------------
                                                                             8,957,162
                                                                         -------------





50    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                             PRINCIPAL
                                                                AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
OIL & GAS SERVICES 1.2%
Hornbeck Offshore Services
  Class B
  6.125%, due 12/1/14 (a1)(e)                              $ 2,000,000   $   1,650,000
                                                                         -------------


PACKAGING & CONTAINERS 4.5%
Ball Corp.
  6.875%, due 12/15/12 (a1)(e)                               1,550,000       1,550,000
V  Crown Americas LLC / Crown Americas Capital
  Corp.
  7.625%, due 11/15/13 (a1)(e)                               2,200,000       2,222,000
V  Owens-Brockway Glass Container, Inc.
  6.75%, due 12/1/14 (a1)(e)                                 2,200,000       2,139,500
Smurfit-Stone Container Enterprises, Inc.
  8.00%, due 3/15/17                                         2,000,000         430,000
                                                                         -------------
                                                                             6,341,500
                                                                         -------------

PIPELINES 3.0%
Dynegy Holdings, Inc.
  8.75%, due 2/15/12 (a1)(e)                                   545,000         519,112
El Paso Corp.
  6.875%, due 6/15/14                                        1,100,000       1,042,578
MarkWest Energy Partners, L.P./MarkWest Energy
  Finance Corp.
  8.50%, due 7/15/16                                           650,000         542,750
Williams Partners L.P./Williams Partners Finance
  Corp.
  7.50%, due 6/15/11 (a1)(e)                                 2,200,000       2,156,000
                                                                         -------------
                                                                             4,260,440
                                                                         -------------

REAL ESTATE INVESTMENT TRUSTS 1.7%
V  Ventas Realty L.P./Ventas Capital Corp.
  6.75%, due 6/1/10 (a1)(e)                                  2,276,000       2,341,435
                                                                         -------------


RETAIL 3.2%
Inergy L.P./Inergy Finance Corp.
  6.875%, due 12/15/14                                       1,050,000         987,000
Neiman Marcus Group, Inc. (The)
  9.00%, due 10/15/15 (f)                                    2,008,640       1,104,752
V  Nordstrom, Inc.
  6.25%, due 1/15/18 (e)                                     3,000,000       2,482,320
                                                                         -------------
                                                                             4,574,072
                                                                         -------------

TELECOMMUNICATIONS 2.2%
Alcatel-Lucent USA, Inc.
  6.45%, due 3/15/29                                           985,000         487,575
American Tower Corp.
  7.00%, due 10/15/17 (a1)(e)                                1,600,000       1,576,000
MetroPCS Wireless, Inc.
  9.25%, due 11/1/14 (b)                                       160,000         159,400
Qwest Corp.
  6.50%, due 6/1/17                                          1,050,000         934,500
                                                                         -------------
                                                                             3,157,475
                                                                         -------------

TEXTILES 0.5%
INVISTA
  9.25%, due 5/1/12 (b)                                        710,000         644,325
                                                                         -------------


TRANSPORTATION 1.9%
Bristow Group, Inc.
  6.125%, due 6/15/13                                        1,100,000         946,000
KAR Holdings, Inc.
  10.00%, due 5/1/15                                         1,650,000         957,000
PHI, Inc.
  7.125%, due 4/15/13                                        1,100,000         797,500
                                                                         -------------
                                                                             2,700,500
                                                                         -------------
Total Corporate Bonds
  (Cost $131,255,656)                                                      119,954,946
                                                                         -------------


FOREIGN BONDS 6.8%
--------------------------------------------------------------------------------------

BANKS 0.9%
Morgan Stanley
  6.50%, due 4/15/11                                       E   950,000       1,232,465
                                                                         -------------


BUILDING MATERIALS 0.3%
PERI GmbH
  5.625%, due 12/15/11                                         350,000         388,991
                                                                         -------------


CHEMICALS 0.4%
Evonik Degussa GmbH
  5.125%, due 12/10/13                                         498,000         627,599
                                                                         -------------


COMMERCIAL SERVICES 0.4%
V  Iron Mountain, Inc.
  6.75%, due 10/15/18                                          500,000         529,240
                                                                         -------------


DIVERSIFIED FINANCIAL SERVICES 0.4%
Barry Callebaut Services N.V.
  6.00%, due 7/13/17                                           270,000         314,368
General Motors Acceptance Corp. of Canada, Ltd.
  6.00%, due 5/23/12                                           405,000         326,872
                                                                         -------------
                                                                               641,240
                                                                         -------------

ELECTRIC 0.4%
Intergen N.V.
  8.50%, due 6/30/17                                           500,000         595,395
                                                                         -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              51

                                                             PRINCIPAL
                                                                AMOUNT           VALUE
FOREIGN BONDS (CONTINUED)
HEALTH CARE--PRODUCTS 0.4%
Fresnius Finance B.V.
  5.00%, due 1/31/13                                     E     500,000   $     661,550
                                                                         -------------


LEISURE TIME 0.6%
Royal Caribbean Cruises, Ltd.
  Series Reg S
  5.625%, due 1/27/14                                          500,000         416,776
TUI A.G.
  5.125%, due 12/10/12                                         500,000         395,276
                                                                         -------------
                                                                               812,052
                                                                         -------------


MINING 0.5%
Fortescue Metals Group, Ltd.
  Series Reg S
  9.75%, due 9/1/13                                            650,000         696,612
                                                                         -------------


MISCELLANEOUS--MANUFACTURING 0.7%
Bombardier, Inc.
  7.25%, due 11/15/16                                        1,000,000         965,863
                                                                         -------------


PACKAGING & CONTAINERS 1.0%
IFCO Systems N.V.
  10.375%, due 10/15/10                                        650,000         765,413
V  Owens-Brockway Glass Container, Inc.
  6.75%, due 12/1/14                                           500,000         605,318
                                                                         -------------
                                                                             1,370,731
                                                                         -------------

TELECOMMUNICATIONS 0.8%
Softbank Corp.
  7.75%, due 10/15/13                                          600,000         492,193
TDC A/S
  6.50%, due 4/19/12                                           500,000         641,703
                                                                         -------------
                                                                             1,133,896
                                                                         -------------
Total Foreign Bonds
  (Cost $11,097,340)                                                         9,655,634
                                                                         -------------


LOAN ASSIGNMENTS & PARTICIPATIONS 10.8% (H)
--------------------------------------------------------------------------------------

AEROSPACE & DEFENSE 0.7%
BE Aerospace, Inc.
  Term Loan B
  5.50%, due 7/28/14                                       $   497,494         474,485
Hawker Beechcraft Acquisition Co. LLC
  Term Loan
  2.689%, due 3/26/14                                          939,875         482,991
Hawker Beechcraft Acquisition Co. LLC (continued)
  LC Facility Deposits
  3.22%, due 3/26/14                                            55,330          28,433
                                                                         -------------
                                                                               985,909
                                                                         -------------

BROADCASTING 1.5%
Charter Communications Operating LLC
  Replacement Term Loan
  4.688%, due 3/6/14                                         2,473,712       2,078,606
                                                                         -------------


CHEMICALS, PLASTICS & RUBBER 0.4%
Lyondell Chemical Co.
  DIP Term Loan roll up
  5.94%, due 12/15/09                                          267,345         205,020
  Term Loan B2
  6.577%, due 12/20/14 (g)                                     724,659         238,685
  DIP Term Loan
  9.168%, due 12/15/09 (i)                                     178,346         180,330
                                                                         -------------
                                                                               624,035
                                                                         -------------

DIVERSIFIED/CONGLOMERATE MANUFACTURING 0.9%
Georgia-Pacific Corp.
  New Term Loan B
  3.236%, due 12/20/12                                       1,326,217       1,231,310
                                                                         -------------


DIVERSIFIED/CONGLOMERATE SERVICE 1.5%
Domtar Corp.
  Tranche B Term Loan
  1.844%, due 3/7/14                                         1,485,390       1,301,839
SunGard Data Systems, Inc.
  Term Loan B
  2.67%, due 2/28/14                                           989,873         886,487
                                                                         -------------
                                                                             2,188,326
                                                                         -------------

HEALTHCARE, EDUCATION & CHILDCARE 0.7%
Life Technologies Corp.
  Term Loan B
  5.25%, due 11/20/15                                          945,250         940,820
                                                                         -------------


HOTELS, MOTELS, INNS & GAMING 0.5%
Isle Of Capri Casinos, Inc.
  New Delayed Draw Term Loan B
  2.178%, due 7/26/14                                          196,644         157,315
  New Delayed Draw Term Loan A
  2.97%, due 11/25/13                                          172,942         138,354
  New Term Loan B
  2.97%, due 7/26/14                                           491,609         393,287
                                                                         -------------
                                                                               688,956
                                                                         -------------






52    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                             PRINCIPAL
                                                                AMOUNT           VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
MINING, STEEL, IRON & NON-PRECIOUS METALS 0.3%
Aleris International, Inc.
  USD Term loan B1 non roll up
  4.25%, due 2/12/10 (f)(g)                                $   225,783   $      13,547
  USD German C1 non roll up
  4.25%, due 12/19/13 (f)(g)                                   315,570          99,404
  DIP Term Loan
  5.50%, due 2/15/10 (f)(i)                                    165,712         139,751
  U.S. Roll-Up DIP
  12.50%, due 2/15/10 (f)(g)                                   444,660         157,854
                                                                         -------------
                                                                               410,556
                                                                         -------------

OIL & GAS 1.3%
Hercules Offshore LLC
  Term Loan B
  2.96%, due 7/11/13                                         1,488,636       1,003,341
Precision Drilling Corp.
  Tranche B-1 Term Loan
  9.25%, due 9/30/14                                           987,500         876,406
                                                                         -------------
                                                                             1,879,747
                                                                         -------------

PERSONAL, FOOD & MISCELLANEOUS SERVICES 0.9%
Aramark Corp.
  Term Loan
  3.095%, due 1/27/14                                        1,398,859       1,272,612
  Synthetic Letter of Credit
  4.063%, due 1/27/14                                           88,868          80,848
                                                                         -------------
                                                                             1,353,460
                                                                         -------------

TELECOMMUNICATIONS 0.6%
MetroPCS Wireless, Inc.
  Term Loan B
  3.168%, due 11/4/13                                          898,092         836,654
                                                                         -------------


UTILITIES 1.5%
Covanta Energy Corp.
  Synthetic Letter of Credit
  1.092%, due 2/10/14                                          499,025         459,103
  Term Loan B
  1.982%, due 2/10/14                                          993,372         913,903
TXU Corp.
  Term Loan B1
  3.969%, due 10/10/14                                       1,094,444         736,884
                                                                         -------------
                                                                             2,109,890
                                                                         -------------
Total Loan Assignments & Participations
  (Cost $17,141,482)                                                        15,328,269
                                                                         -------------


MORTGAGE-BACKED SECURITIES 2.4%
--------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 2.4%
Banc of America Commercial Mortgage, Inc.
  Series 2007-2, Class A4
  5.867%, due 4/10/49                                          600,000         470,579
Bear Stearns Commercial
  Mortgage Securities
  Series 2006-PW14, Class A4
  5.201%, due 12/11/38                                         590,000         489,949
Citigroup/Deutsche Bank Commercial Mortgage Trust
  Series 2006-CD3, Class A5
  5.617%, due 10/15/48                                         590,000         488,984
GS Mortgage Securities Corp. II
  Series 2007-GG10, Class A4
  5.993%, due 8/10/45                                          635,000         479,551
Indymac Index Mortgage Loan Trust
  Series 2004-AR4, Class 3A
  4.553%, due 8/25/34                                        1,225,036         835,260
Structured Asset Securities Corp.
  Series 2005-11H, Class A2
  5.00%, due 6/25/35 (a)                                       841,682         632,591
                                                                         -------------
Total Mortgage-Backed Securities
  (Cost $3,220,671)                                                          3,396,914
                                                                         -------------


YANKEE BONDS 8.6% (J)
--------------------------------------------------------------------------------------

BIOTECHNOLOGY 1.5%
FMC Finance III S.A.
  6.875%, due 7/15/17 (a1)(e)                                2,100,000       2,058,000
                                                                         -------------


COMMERCIAL SERVICES 0.1%
Ashtead Holdings PLC
  8.625%, due 8/1/15 (b)                                       150,000          96,750
                                                                         -------------


HOME BUILDERS 0.5%
Desarrolladora Homex S.A. de C.V.
  7.50%, due 9/28/15                                         1,000,000         755,000
                                                                         -------------


LEISURE TIME 0.9%
Royal Caribbean Cruises, Ltd.
  7.50%, due 10/15/27 (e)                                    2,000,000       1,250,000
                                                                         -------------

MINING 1.6%
FMG Finance Property, Ltd.
  10.00%, due 9/1/13 (b)                                       740,000         651,200


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              53

                                                             PRINCIPAL
                                                                AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
MINING (CONTINUED)
Novelis, Inc.
  7.25%, due 2/15/15                                       $ 3,060,000   $   1,591,200
                                                                         -------------
                                                                             2,242,400
                                                                         -------------

MISCELLANEOUS--MANUFACTURING 0.6%
Bombardier, Inc.
  8.00%, due 11/15/14 (a1)(b)(e)                             1,050,000         918,750
                                                                         -------------


OIL & GAS 0.9%
Compton Petroleum Finance Corp.
  7.625%, due 12/1/13                                          780,000         298,350
Petroplus Finance, Ltd.
  6.75%, due 5/1/14 (b)                                      1,260,000       1,039,500
                                                                         -------------
                                                                             1,337,850
                                                                         -------------

OIL & GAS SERVICES 1.3%
Compagnie Generale de Geophysique
  7.50%, due 5/15/15 (a1)(e)                                 2,200,000       1,848,000
                                                                         -------------


TELECOMMUNICATIONS 1.2%
Nordic Telephone Co.
  8.875%, due 5/1/16 (b)                                     1,000,000         965,000
Satelites Mexicanos S.A. de C.V.
  9.97%, due 11/30/11 (c)                                    1,100,000         715,000
                                                                         -------------
                                                                             1,680,000
                                                                         -------------
Total Yankee Bonds
  (Cost $13,669,967)                                                        12,186,750
                                                                         -------------
Total Long-Term Bonds
  (Cost $178,287,847)                                                      162,045,242
                                                                         -------------


SHORT-TERM INVESTMENT 1.1%
--------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 1.1%
State Street Bank and Trust Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity $1,619,829 (Collateralized
  by a United States Treasury Bill with a rate of
  0.06% and a maturity date of 7/2/09, with a
  Principal Amount of $1,655,000 and a Market
  Value of $1,654,835)                                       1,619,827       1,619,827
                                                                         -------------
Total Short-Term Investment
  (Cost $1,619,827)                                                          1,619,827
                                                                         -------------
Total Investments,
  Before Investments Sold Short
  (Cost $179,907,674) (k)                                        115.6%    163,665,069
                                                                         -------------


INVESTMENTS SOLD SHORT (18.1%)
CORPORATE BONDS SOLD SHORT (10.1%)
--------------------------------------------------------------------------------------

APPAREL (1.3%)
Levi Strauss & Co.
  9.75%, due 1/15/15                                        (2,000,000)     (1,890,000)
                                                                         -------------


BANKS (1.2%)
SunTrust Bank
  7.25%, due 3/15/18                                        (2,000,000)     (1,718,580)
                                                                         -------------


ENTERTAINMENT (1.0%)
Mohegan Tribal Gaming Authority
  7.125%, due 8/15/14                                       (1,000,000)       (610,000)
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                                         (1,000,000)       (875,000)
                                                                         -------------
                                                                            (1,485,000)
                                                                         -------------

FOOD (0.7%)
Dean Foods Co.
  7.00%, due 6/1/16                                         (1,000,000)       (975,000)
                                                                         -------------


FOREST PRODUCTS & PAPER (0.3%)
NewPage Corp.
  10.00%, due 5/1/12                                        (1,000,000)       (470,000)
                                                                         -------------


LODGING (1.4%)
Boyd Gaming Corp.
  7.75%, due 12/15/12                                       (2,000,000)     (1,940,000)
                                                                         -------------


MEDIA (2.1%)
CCH II LLC / CCH II Capital Corp.
  10.25%, due 10/1/13                                       (2,000,000)     (1,815,000)
Time Warner Cable, Inc.
  8.75%, due 2/14/19                                        (1,000,000)     (1,124,170)
                                                                         -------------
                                                                            (2,939,170)
                                                                         -------------

PACKAGING & CONTAINERS (0.3%)
Smurfit-Stone Container Enterprises, Inc.
  8.00%, due 3/15/17                                        (2,000,000)       (430,000)
                                                                         -------------


RETAIL (1.8%)
Nordstrom, Inc.
  6.25%, due 1/15/18                                        (3,000,000)     (2,482,320)
                                                                         -------------
Total Corporate Bonds Sold Short
  (Proceeds $17,154,395)                                                   (14,330,070)
                                                                         -------------






54    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                             PRINCIPAL
                                                                AMOUNT           VALUE
U.S. GOVERNMENT SOLD SHORT (6.6%)
--------------------------------------------------------------------------------------

United States Treasury Note
  3.50%, due 2/15/18                                       $(9,000,000)  $  (9,333,981)
                                                                         -------------
Total U.S. Government Sold Short
  (Proceeds $8,937,284)                                                     (9,333,981)
                                                                         -------------


YANKEE BONDS SOLD SHORT (1.4%) (J)
--------------------------------------------------------------------------------------

HOME BUILDERS (0.5%)
Desarrolladora Homex SAB de C.V.
  7.50%, due 9/28/15                                        (1,000,000)       (755,000)
                                                                         -------------


LEISURE TIME (0.9%)
Royal Caribbean Cruises, Ltd.
  7.50%, due 10/15/27                                       (2,000,000)     (1,250,000)
                                                                         -------------
Total Yankee Bonds Sold Short
  (Proceeds $2,761,505)                                                     (2,005,000)
                                                                         -------------
Total Investments Sold Short
  (Proceeds $28,853,184)                                         (18.1)%   (25,669,051)
                                                                         -------------
Total Investments, Net of Investments Sold Short
  (Cost $151,054,490)                                             97.5     137,996,018
Cash and Other Assets,
  Less Liabilities                                                 2.5       3,493,272
                                                                 -----    ------------
Net Assets                                                       100.0%  $ 141,489,290
                                                                 =====    ============





+++   On a daily basis New York Life
      Investments confirms that the value of
      the Fund's liquid assets (liquid
      portfolio securities and cash) is
      sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)   Illiquid security.  The total market
      value of these securities at April 30,
      2009 is $832,981, which represents 0.6%
      of the Fund's net assets.
(a1)  Operationally illiquid security. The
      total market value of these securities at April 30, 2009 is $46,856,843, which represents 33.1% of the Fund's net
      assets. The Fund is unable to sell these securities as they are pledged collateral for the benefit of Lehman Brothers
      International Europe. (See Note 12).
(b)   May be sold to institutional investors
      only under Rule 144A or securities
      offered pursuant to Section 4(2) of the
      Securities Act of 1933, as amended.
(c) Floating rate. Rate shown is the rate in effect at April 30, 2009.
(d)   Fair valued security. The total market
      value of this security at April 30, 2009 is $200,390, which represents 0.2% of the Fund's net assets.
(e)   Security, or a portion thereof, is
      maintained in a segregated account at the Fund's custodian as collateral for securities sold short (See Note 2(J)).
(f)   PIK ("Payment in Kind")--interest or
      dividend payment is made with additional securities.
(g)   Issue in default.

(h)   Floating Rate Loan--generally pays
      interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at April 30, 2009. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(i) This security has additional commitments and contingencies. Principal amount and value exclude unfunded commitment.
(j)   Yankee Bond--dollar-denominated bond
      issued in the United States by a foreign bank or corporation.
(k)   At April 30, 2009, cost is $179,907,674
      for federal income tax purposes and net
      unrealized depreciation is as follows:



Gross unrealized appreciation      $  5,289,245
Gross unrealized depreciation       (21,531,850)
                                   ------------
Net unrealized depreciation        $(16,242,605)
                                   ============



The following abbreviation is used in the above portfolio:

E--Euro

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices               $         --
Level 2--Other Significant
  Observable Inputs                   163,464,679
Level 3--Significant Unobservable
  Inputs                                  200,390
                                     ------------
Total                                $163,665,069
                                     ============




The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's liabilities carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices                $        --
Level 2--Other Significant
  Observable Inputs                    25,669,051
Level 3--Significant Unobservable
  Inputs                                       --
                                      -----------
Total                                 $25,669,051
                                      ===========




The Fund did not hold other financial instruments as of April 30, 2009.

Following is a reconciliation of investments in which significant unobservable asset inputs (Level 3) were used in determining value:

                                   INVESTMENTS IN
                                       SECURITIES
Balance as of 10/31/08              $     238,828
Accrued discounts/premiums                 27,641
Realized gain (loss)                           --
Change in unrealized
  appreciation/depreciation               (66,079)
Net purchases (sales)                          --
Net transfers in and/or out of
  Level 3                                      --
                                    -------------
Balance as of 4/30/09                    $200,390
                                    =============
Net change in unrealized
  appreciation/depreciation from
  investments still held as of
  4/30/09                                $(66,079)
                                    =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              55

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities before
  investments sold short, at value
  (identified cost $179,907,674)     $163,665,069
Cash denominated in foreign
  currencies (identified cost
  $306,563)                               307,159
Receivables:
  Interest                              4,120,222
  Investment securities sold            2,165,688
  Fund shares sold                        225,341
Other assets                               16,733
                                     ------------
  Total assets                        170,500,212
                                     ------------
LIABILITIES:
Investments sold short (proceeds
  $28,853,184)                         25,669,051
Unrealized depreciation on unfunded
  commitments                              30,844
Payables:
  Investment securities purchased       1,665,963
  Interest on investments sold
     short                              1,352,686
  Broker fees and charges on short
     sales                                172,795
  Manager (See Note 3)                     84,362
  Custodian                                10,417
  Shareholder communication                 8,883
  Professional fees                         6,376
  Fund shares redeemed                      4,377
  Transfer agent (See Note 3)               2,709
  NYLIFE Distributors (See Note 3)          1,963
  Directors                                   496
                                     ------------
     Total liabilities                 29,010,922
                                     ------------
Net assets                           $141,489,290
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 800 million shares
  authorized                         $    160,665
Additional paid-in capital            154,086,949
                                     ------------
                                      154,247,614
Accumulated undistributed net
  investment income                     1,334,754
Net realized loss on investments,
  investments sold short and
  foreign currency transactions        (1,003,495)
Net unrealized depreciation on
  investments                         (16,242,605)
Net unrealized appreciation on
  investments sold short                3,184,133
Net unrealized depreciation on
  unfunded commitments                    (30,844)
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies          (267)
                                     ------------
Net assets                           $141,489,290
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  1,204,122
                                     ============
Shares of capital stock outstanding       137,101
                                     ============
Net asset value per share
  outstanding                        $       8.78
Maximum sales charge (4.50% of
  offering price)                            0.41
                                     ------------
Maximum offering price per share
  outstanding                        $       9.19
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $  7,082,173
                                     ============
Shares of capital stock outstanding       804,576
                                     ============
Net asset value per share
  outstanding                        $       8.80
Maximum sales charge (4.50% of
  offering price)                            0.41
                                     ------------
Maximum offering price per share
  outstanding                        $       9.21
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $    675,854
                                     ============
Shares of capital stock outstanding        76,820
                                     ============
Net asset value and offering price
  per share outstanding              $       8.80
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $132,527,141
                                     ============
Shares of capital stock outstanding    15,048,017
                                     ============
Net asset value and offering price
  per share outstanding              $       8.81
                                     ============






56    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $ 7,361,102
  Dividends (a)                             4,497
                                      -----------
     Total income                       7,365,599
                                      -----------
EXPENSES:
  Interest on investments sold short      805,787
  Manager (See Note 3)                    465,623
  Broker fees and charges on short
     sales                                 79,073
  Offering (See Note 2)                    41,691
  Professional fees                        37,036
  Shareholder communication                30,704
  Transfer agent--Investor Class
     (See Note 3)                              35
  Transfer agent--Class A (See Note
     3)                                       321
  Transfer agent--Class C (See Note
     3)                                        41
  Transfer agent--Class I (See Note
     3)                                    13,787
  Custodian                                 9,130
  Registration                              7,584
  Distribution/Service--Investor
     Class (See Note 3)                       335
  Distribution/Service--Class A (See
     Note 3)                                3,275
  Service--Class C (See Note 3)               412
  Directors                                 2,882
  Distribution--Class C (See Note 3)        1,236
  Miscellaneous                             5,432
                                      -----------
     Total expenses before waiver       1,504,384
  Expense waiver from Manager (See
     Note 3)                               (3,112)
                                      -----------
     Net expenses                       1,501,272
                                      -----------
Net investment income                   5,864,327
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions               $  (735,225)
  Foreign currency transactions           (34,694)
                                      -----------
Net realized loss on investments and
  foreign currency transactions          (769,919)
                                      -----------
Net change in unrealized
  appreciation
  (depreciation) on:
  Security transactions and unfunded
     commitments                       14,170,903
  Investments sold short               (1,890,870)
  Translation of other assets and
     liabilities in foreign
     currencies                            30,411
                                      -----------
Net change in unrealized
  depreciation on investments,
  investments sold short, unfunded
  commitments and foreign currency
  transactions                         12,310,444
                                      -----------
Net realized and unrealized gain on
  investments, investments sold
  short, unfunded commitments and
  foreign currency transactions        11,540,525
                                      -----------
Net increase in net assets resulting
  from operations                     $17,404,852
                                      ===========




(a) Dividends recorded net of foreign withholding taxes in the amount of $1,742.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              57

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND FOR THE PERIOD DECEMBER 14, 2007
(COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2008


                                       2009           2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  5,864,327   $  4,635,557
 Net realized loss on
  investments, investments
  sold short and foreign
  currency transactions            (769,919)      (335,144)
 Net change in unrealized
  depreciation on
  investments, investments
  sold short, unfunded
  commitments and foreign
  currency transactions          12,310,444    (25,400,027)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     17,404,852    (21,099,614)
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                  (24,810)        (1,149)
    Class A                        (122,557)        (7,451)
    Class C                         (13,263)          (835)
    Class I                      (4,951,910)    (3,941,587)
                               ---------------------------
 Total dividends to
  shareholders                   (5,112,540)    (3,951,022)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         26,560,010    135,397,655
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       3,372,389      1,852,288
 Cost of shares redeemed (a)     (7,263,019)    (5,671,709)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          22,669,380    131,578,234
                               ---------------------------
    Net increase in net
     assets                      34,961,692    106,527,598

NET ASSETS:
Beginning of period             106,527,598             --
                               ---------------------------
End of period                  $141,489,290   $106,527,598
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $  1,334,754   $    582,967
                               ===========================



(a) Cost of shares redeemed net of redemption fee of $1,156 for the six months ended April 30, 2009 and $6,116 for the period ended October 31, 2008.



58    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


CASH FLOWS USED IN OPERATING ACTIVITIES:
Net increase in net assets
  resulting from operations          $ 17,404,852
Adjustments to reconcile net
  decrease in net assets resulting
  from operations to net cash used
  in operating activities:
  Investments purchased               (62,964,973)
  Investments sold                     39,196,970
  Securities sold short                 1,130,000
  Purchase of short term
     investments, net                   3,850,768
  Amortization (accretion) of
     discount and premium, net           (790,540)
  Increase in investment sold
     receivable                        (1,059,603)
  Increase in interest receivable        (882,042)
  Amortization of offering costs           38,703
  Increase in other assets                 (9,919)
  Decrease in investments purchased
     payable                           (2,215,237)
  Increase in broker fees and
     charges on short sales                79,073
  Increase in interest payable for
     securities sold short                745,309
  Decrease in professional fees           (30,846)
  Decrease in custodian payable            (1,154)
  Decrease in shareholder
     communication payable                (32,881)
  Increase in due to directors                108
  Increase in due to manager                8,626
  Increase in due to transfer agent           778
  Increase in due to NYLIFE
     Distributors                           1,836
  Decrease in accrued expenses and
     other liabilities                     (2,872)
  Net change in unrealized
     appreciation on investments
     and unfunded commitments         (14,170,903)
  Net realized loss from
     investments                          735,225
  Net change in unrealized
     depreciation on securities
     sold short                         1,890,870
                                     ------------
Net cash used in operating
  activities                          (17,077,852)
                                     ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold              26,383,804
Payment on shares redeemed             (7,258,642)
Cash distributions paid                (1,740,151)
                                     ------------
Net cash from financing activities     17,385,011
                                     ------------

NET INCREASE IN CASH:                     307,159
Cash at beginning of period                    --
                                     ------------
Cash at end of period                $    307,159
                                     ============



Non cash financing activities not included herein consist of reinvestment of all distributions of $3,372,389.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              59

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   INVESTOR CLASS                    CLASS A
                            ---------------------------    ---------------------------
                                          FEBRUARY 28,                   DECEMBER 14,
                            SIX MONTHS        2008**       SIX MONTHS        2007**
                               ENDED         THROUGH          ENDED         THROUGH
                             APRIL 30,     OCTOBER 31,      APRIL 30,     OCTOBER 31,

                            ----------------------------------------------------------
                               2009*           2008           2009*           2008
Net asset value at
  beginning of period         $ 8.04         $  9.84         $ 8.06         $ 10.00
                              ------         -------         ------         -------
Net investment income (a)       0.45            0.34           0.43            0.52
Net realized and
  unrealized gain (loss)
  on investments                0.64           (1.76)          0.65           (2.05)
                              ------         -------         ------         -------
Total from investment
  operations                    1.09           (1.42)          1.08           (1.53)
                              ------         -------         ------         -------
Less dividends:
  From net investment
     income                    (0.35)          (0.38)         (0.34)          (0.41)
                              ------         -------         ------         -------
Net asset value at end of
  period                      $ 8.78         $  8.04         $ 8.80         $  8.06
                              ======         =======         ======         =======
Total investment return
  (b)(c)                       13.88%         (14.84%)        13.94%         (15.93%)
  Ratios (to average net
     assets)/Supplemental
     Data:
  Net investment income        10.99%++         5.30% ++      10.58%++         6.59% ++
  Net expenses (excluding
     short sale expenses)       1.31%++         1.38% ++       1.30%++         1.29% ++
  Expenses (including
     short sales expenses,
     before
     waiver/reimbursement)      2.82%++         4.20% ++       2.82%++         2.86% ++
  Short sale expenses           1.51%++         1.54% ++       1.51%++         1.45% ++
Portfolio turnover rate           24%             26%            24%             26%
Net assets at end of
  period (in 000's)           $1,204         $    21         $7,082         $   559




                                      CLASS C                       CLASS I
                            --------------------------    --------------------------
                                          DECEMBER 14,                  DECEMBER 14,
                            SIX MONTHS       2007**       SIX MONTHS       2007**
                               ENDED         THROUGH         ENDED         THROUGH
                             APRIL 30,     OCTOBER 31,     APRIL 30,     OCTOBER 31,

                            --------------------------------------------------------
                               2009*          2008           2009*          2008
Net asset value at
  beginning of period         $ 8.05         $ 10.00       $   8.05       $  10.00
                              ------         -------       --------       --------
Net investment income (a)       0.41            0.40           0.40           0.49
Net realized and
  unrealized gain (loss)
  on investments                0.65           (2.02)          0.71          (2.02)
                              ------         -------       --------       --------
Total from investment
  operations:                   1.06           (1.62)          1.11          (1.53)
                              ------         -------       --------       --------
Less dividends:
  From net investment
     income                    (0.31)          (0.33)         (0.35)         (0.42)
                              ------         -------       --------       --------
Net asset value at end of
  period                      $ 8.80         $  8.05       $   8.81       $   8.05
                              ======         =======       ========       ========
Total investment return
  (b)(c)                       13.46%         (16.58%)        14.02%        (15.73%)
  Ratios (to average net
     assets)/Supplemental
     Data:
  Net investment income        10.12%++         4.79% ++      10.06%++        5.91% ++
  Net expenses (excluding
     short sale expenses)       2.06%++         2.12% ++       1.06%++        1.04% ++
  Expenses (including
     short sales expenses,
     before
     waiver/reimbursement)      3.57%++         4.80% ++       2.58%++        2.52% ++
  Short sale expenses           1.51%++         1.45% ++       1.51%++        1.45% ++
Portfolio turnover rate           24%             26%            24%            26%
Net assets at end of
  period (in 000's)           $  676         $    20       $132,527       $105,928




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.





60    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY 130/30 INTERNATIONAL FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (9/28/07)
--------------------------------------------------------
With sales charges         -11.68%   -48.40%     -38.56%
Excluding sales charges     -6.54    -45.39      -36.33





(PERFORMANCE GRAPH)

                                    MAINSTAY 130/30     MSCI EAFE
                                  INTERNATIONAL FUND    (R) INDEX
                                  ------------------    ---------
9/28/07                                  9450             10000
                                         8445              9436
4/30/09                                  4611              5401






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (9/28/07)
--------------------------------------------------------
With sales charges         -11.69%   -48.44%     -38.64%
Excluding sales charges     -6.55    -45.44      -36.42





(PERFORMANCE GRAPH)

                                    MAINSTAY 130/30     MSCI EAFE
                                  INTERNATIONAL FUND    (R) INDEX
                                  ------------------    ---------
9/28/07                                  23625            25000
                                         21088            23589
4/30/09                                  11505            13502






CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (9/28/07)
--------------------------------------------------------
With sales charges          -7.92%   -46.48%     -36.95%
Excluding sales charges     -6.99    -45.94      -36.95





(PERFORMANCE GRAPH)

                                    MAINSTAY 130/30     MSCI EAFE
                                  INTERNATIONAL FUND    (R) INDEX
                                  ------------------    ---------
9/28/07                                  10000            10000
                                          8887             9436
4/30/09                                   4804             5401





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividends and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    61

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                    SINCE
AVERAGE ANNUAL                  SIX       ONE     INCEPTION
TOTAL RETURNS                 MONTHS     YEAR     (9/28/07)
-----------------------------------------------------------
                               -6.53%   -45.28%     -36.24%





(PERFORMANCE GRAPH)

                MAINSTAY 130/30     MSCI EAFE(R)
              INTERNATIONAL FUND        INDEX
              ------------------    ------------
9/28/07              10000              10000
                      8939               9436
4/30/09               4892               5401






 BENCHMARK PERFORMANCE                        SIX       ONE       SINCE
                                            MONTHS     YEAR     INCEPTION
MSCI EAFE(R) Index(3)                        -2.64%   -42.76%     -32.14%
Average Lipper long/short equity fund(4)     -6.11    -30.17      -21.52



   terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. The MSCI EAFE(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The average Lipper long/short equity fund is representative of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager's view of the market. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



62    MainStay 130/30 International Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 INTERNATIONAL FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $934.60         $15.93         $1,008.30         $16.53
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $934.50         $15.16         $1,009.10         $15.74
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $930.10         $19.29         $1,004.90         $20.03
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $934.70         $14.25         $1,010.10         $14.80
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (3.32% for Investor Class, 3.15% for Class A, 4.03% for Class C and 2.97% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                   mainstayinvestments.com    63

PORTFOLIO COMPOSITION AS OF APRIL 30, 2009

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   125.7
Exchange Traded Fund                              1.9
Short-Term Investment                             1.1
Preferred Stocks                                  0.4
Cash and Other Assets, Less Liabilities           0.3
Rights                                            0.0++
Warrants                                          0.0++
Investments Sold Short                          (29.4)





See Portfolio of Investments on page 67 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  BP PLC
    2.  iShares MSCI EAFE Index Fund
    3.  Toyota Motor Corp.
    4.  Novartis A.G., Registered
    5.  Telefonica S.A.
    6.  Banco Santander S.A.
    7.  Nestle S.A. Registered
    8.  GlaxoSmithKline PLC
    9.  Roche Holding A.G., Genusscheine
   10.  Total S.A.




TOP FIVE SHORT POSITIONS AS OF APRIL 30, 2009



    1.  Paladin Energy, Ltd.
    2.  OZ Minerals, Ltd.
    3.  Aixtron A.G.
    4.  Sugi Holdings Co., Ltd.
    5.  Rhodia S.A.





64    MainStay 130/30 International Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS LUKE A. SMITH, CFA, AND ANDREW VER PLANCK, CFA, OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY 130/30 INTERNATIONAL FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay 130/30 International Fund returned -6.54% for Investor Class shares, -6.55% for Class A shares and -6.99% for Class C shares for the six months ended April 30, 2009. Over the same period, Class I shares returned -6.53%. All share classes underperformed the -6.11% return of the average Lipper(1) long/short equity fund and the -2.64% return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (the MSCI EAFE(R) Index)(2) for the six months ended April 30, 2009. The MSCI EAFE(R) Index is the Fund's broad-based securities market index. See page 61 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund underperformed the MSCI EAFE(R) Index primarily because of poor stock selection in Australia and in the industrials sector. The stock market, which had steadily declined for several months, made a sharp reversal in mid-March. Many holdings that had contributed positively to the Fund's relative performance during the market decline were slow to turn around and detracted from the Fund's performance.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?

The strongest contributing sectors to the Fund's relative performance during the reporting period were consumer discretionary, financials and materials. The weakest sectors were consumer staples, information technology and telecommunication services.

From a geographic perspective, the strongest contributors to Fund's relative performance during the reporting period were stocks in Finland, the United Kingdom and Switzerland. The weakest contributors were stocks in Australia, Japan and France.

DURING THE REPORTING PERIOD, WHICH STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK?

The strongest individual contributors to the Fund's absolute performance during the reporting period were metals and mining companies Kazakhmys PLC and BHP Billiton PLC and commercial bank Barclays PLC.

During the reporting period, the weakest individual contributors to the Fund's absolute performance were pharmaceutical company Novartis A.G., commercial banking company HSBC Holdings PLC and pharmaceutical company GlaxoSmithKline PLC.

DID THE FUND MAKE ANY PURCHASES OR SALES DURING THE REPORTING PERIOD?

In mid-March, the Fund purchased shares of financial services companies UniCredit S.p.A., National Bank of Greece and Credit Suisse Group. Since their purchase, these stocks have shown remarkable strength. To fund the purchases, we sold positions in French reinsurance company SCOR SE, transportation company Central Japan Railway and steelmaker Tokyo Steel.

In mid-March short trades that helped minimally were international biotech company Intercell A.G. and Swedish automotive company SAAB AB B shares. Short trades that hurt moderately were financial-services company Aeon Credit Service and health care company Grifols S.A.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than for developed markets. Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

1. See footnote on page 62 for more information on Lipper Inc.
2. See footnote on page 62 for more information on the MSCI EAFE(R) Index.

                                                   mainstayinvestments.com    65

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Fund's weightings relative to the MSCI EAFE(R) Index increased in consumer discretionary, financials and information technology. Over the same period, the Fund's weightings decreased in materials and industrials.


HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2009?

As of April 30, 2009, the Fund was overweight relative to the MSCI EAFE(R) Index in health care and telecommunications services. As of the same date, the Fund was underweight industrials and materials.


----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


66    MainStay 130/30 International Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2009 UNAUDITED




                                                            SHARES           VALUE
COMMON STOCKS 125.7%+
----------------------------------------------------------------------------------

AUSTRALIA 9.8%
Ansell, Ltd.
  (Health Care Equipment & Supplies) (a)                    53,394   $     324,404
Australian Worldwide Exploration, Ltd.
  (Oil, Gas & Consumable Fuels) (a)(b)                      65,069         115,072
Beach Petroleum, Ltd.
  (Oil, Gas & Consumable Fuels)                            330,066         184,028
BHP Billiton, Ltd.
  (Metals & Mining) (a)                                     26,783         644,770
Billabong International, Ltd.
  (Textiles, Apparel & Luxury Goods) (a)                    69,408         528,179
BlueScope Steel, Ltd.
  (Metals & Mining) (a)                                    100,222         169,630
Boral, Ltd.
  (Construction Materials) (a)                              34,694         102,709
Caltex Australia, Ltd.
  (Oil, Gas & Consumable Fuels) (a)                         65,431         469,989
Coca-Cola Amatil, Ltd.
  (Beverages)                                               10,860          72,123
Commonwealth Bank of Australia (Commercial Banks)
  (a)                                                       33,451         850,526
Consolidated Media Holdings, Ltd.
  (Media) (a)                                              207,102         320,157
CSL, Ltd.
  (Biotechnology) (a)                                        3,610          90,250
David Jones, Ltd.
  (Multiline Retail) (a)                                   123,898         271,909
Fortescue Metals Group, Ltd.
  (Metals & Mining) (b)                                     14,810          25,276
Foster's Group, Ltd.
  (Beverages) (a)                                          103,039         394,589
Incitec Pivot, Ltd.
  (Chemicals) (a)                                          148,866         229,766
Macquarie Airports
  (Transportation Infrastructure) (a)                      325,274         428,774
Metcash, Ltd.
  (Food & Staples Retailing) (a)                           157,000         474,361
Monadelphous Group, Ltd.
  (Construction & Engineering) (a)                          29,668         218,122
National Australia Bank, Ltd.
  (Commercial Banks)                                         2,970          44,377
OneSteel, Ltd.
  (Metals & Mining) (a)                                    232,625         375,200
Qantas Airways, Ltd.
  (Airlines) (a)                                           187,918         270,961
QBE Insurance Group, Ltd.
  (Insurance) (a)                                            2,312          36,467
Rio Tinto, Ltd.
  (Metals & Mining) (a)                                     12,099         565,704
Santo, Ltd.
  (Oil, Gas & Consumable Fuels) (a)                         12,217         146,094
Sigma Pharmaceuticals, Ltd.
  (Health Care Providers & Services)                       187,624         153,024
Sims Metal Management, Ltd.
  (Metals & Mining) (a)                                      4,454          64,585
Suncorp-Metway, Ltd.
  (Insurance) (a)                                           22,526          96,205
Tatts Group, Ltd.
  (Hotels, Restaurants & Leisure) (a)                      237,058         477,219
United Group, Ltd.
  (Construction & Engineering) (a)                           5,842          40,647
Washington H. Soul Pattinson & Co., Ltd.
  (Diversified Financial Services)                           4,150          28,969
Westpac Banking Corp.
  (Commercial Banks) (a)                                    35,362         492,107
                                                                     -------------
                                                                         8,706,193
                                                                     -------------

AUSTRIA 1.9%
Erste Group Bank A.G.
  (Commercial Banks) (a)                                    22,760         475,937
OMV A.G. (Oil, Gas &
  Consumable Fuels) (a)                                     15,469         481,400
Raiffeisen International Bank Holding A.G.
  (Commercial Banks) (a)                                     6,716         230,824
Strabag SE (Construction & Engineering) (a)                  1,782          41,125
Voestalpine A.G. (Metals & Mining) (a)                      22,669         436,512
                                                                     -------------
                                                                         1,665,798
                                                                     -------------

BELGIUM 1.5%
Bekaert S.A. (Electrical Equipment) (a)                      2,688         249,519
Delhaize Group (Food & Staples Retailing) (a)                7,864         529,215
Fortis N.V. (Diversified Financial Services)                26,190          64,862
InBev N.V. (Beverages) (a)                                  10,627         324,358
Omega Pharma S.A. (Health Care Equipment &
  Supplies) (a)                                              1,059          28,189
Tessenderlo Chemie N.V. (Chemicals) (a)                      5,581         166,588
                                                                     -------------
                                                                         1,362,731
                                                                     -------------

BERMUDA 0.6%
Cafe de Coral Holdings, Ltd.
  (Hotels, Restaurants & Leisure) (a)                       56,000         104,101
Great Eagle Holdings, Ltd.
  (Real Estate Management & Development) (a)                37,000          51,208


 +  Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of April 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              67


                                                            SHARES           VALUE
COMMON STOCKS (CONTINUED)
BERMUDA (CONTINUED)
Hongkong Land Holdings, Ltd.
  (Real Estate Management & Development) (a)                10,000   $      24,790
Mongolia Energy Co., Ltd.
  (Oil, Gas & Consumable Fuels) (b)                         21,000           6,034
Pacific Basin Shipping, Ltd.
  (Marine)                                                 602,000         299,084
VTech Holdings, Ltd.
  (Communications Equipment)                                11,000          55,097
                                                                     -------------
                                                                           540,314
                                                                     -------------

CAYMAN ISLANDS 0.3%
Tencent Holdings, Ltd.
  (Internet Software & Services) (a)                        26,800         240,173
                                                                     -------------


DENMARK 0.7%
East Asiatic Co., Ltd. A/S
  (Food Products) (a)                                        9,750         309,139
H Lundbeck A/S (Pharmaceuticals) (a)                         7,800         140,974
SimCorp A/S (Software) (a)                                   1,159         152,076
                                                                     -------------
                                                                           602,189
                                                                     -------------


FINLAND 2.6%
Fortum OYJ (Electric Utilities) (a)                         11,258         227,138
Kone OYJ (Machinery)                                         3,705         101,329
Konecranes OYJ (Machinery) (a)                              11,660         236,691
Metso OYJ (Machinery) (a)                                    1,888          28,943
Nokia OYJ (Communications Equipment) (a)                    57,787         823,608
Outokumpu OYJ (Metals & Mining) (a)                         23,544         349,921
Pohjola Bank PLC (Diversified  Financial Services)           2,058          15,245
Wartsila OYJ (Machinery) (a)                                16,515         543,384
                                                                     -------------
                                                                         2,326,259
                                                                     -------------

FRANCE 12.4%
AXA S.A. (Insurance) (a)(b)                                 35,538         592,184
BNP Paribas S.A. (Commercial Banks) (a)                     17,708         932,345
Bouygues S.A.
  (Construction & Engineering) (a)                           6,517         279,101
Cap Gemini S.A. (IT Services) (a)(b)                        13,918         520,220
Christian Dior S.A. (Textiles, Apparel & Luxury
  Goods)                                                       386          25,927
Cie Generale de Geophysique-Veritas (Energy
  Equipment & Services) (a)(b)                               5,598          80,778
France Telecom S.A. (Diversified Telecommunication
  Services) (a)                                             40,654         902,104
GDF Suez S.A. (Multi-Utilities) (a)                          3,736         134,372
Havas S.A. (Media) (a)                                     100,118         315,541
LVMH Moet Hennessy Louis Vuitton S.A. (Textiles,
  Apparel & Luxury Goods)                                    3,854         291,385
Nexans S.A. (Electrical Equipment) (a)(b)                    5,117         236,124
Nexity (Household Durables) (a)                              1,831          59,617
PPR S.A. (Multiline Retail) (a)                              6,395         488,778
Publicis Groupe (Media) (a)                                 12,981         398,109
Sanofi-Aventis (Pharmaceuticals) (a)                        20,067       1,154,998
Societe BIC S.A. (Commercial Services & Supplies)
  (a)                                                        5,670         303,405
Sodexo (Hotels, Restaurants & Leisure) (a)                   6,683         319,411
Technip S.A. (Energy Equipment & Services) (a)               3,579         153,335
Teleperformance (Professional Services) (a)                 14,522         418,410
V  Total S.A. (Oil, Gas &
  Consumable Fuels) (a)                                     24,605       1,230,448
UBISOFT Entertainment (Software) (a)(b)                     20,371         397,890
Vallourec SA (Machinery) (a)                                 4,440         482,149
Vinci S.A. (Construction & Engineering)                     11,905         532,118
Vivendi S.A. (Media) (a)                                    30,076         810,838
                                                                     -------------
                                                                        11,059,587
                                                                     -------------

GERMANY 9.6%
Adidas A.G. (Textiles, Apparel &
  Luxury Goods) (a)                                          1,456          54,948
Allianz SE (Insurance) (a)                                   2,160         198,184
Aurubis A.G. (Metals & Mining) (a)                          14,335         405,702
BASF A.G. (Chemicals) (a)(b)                                22,880         860,206
Bayer A.G. (Pharmaceuticals) (a)                             2,668         132,356
Bijou Brigitte A.G. (Textiles, Apparel & Luxury
  Goods) (a)                                                   415          44,719
Bilfinger Berger A.G. (Construction & Engineering)
  (a)                                                        9,511         449,316
Daimler A.G. (Automobiles)                                   1,977          70,457
Deutsche Bank A.G. (Capital Markets) (a)                     6,358         339,203
Deutsche Euroshop A.G. (Real Estate Management &
  Development) (a)                                          10,943         310,301
Deutsche Lufthansa A.G. (Airlines) (a)                      24,852         316,510
Deutsche Post A.G.
  (Air Freight & Logistics)                                  9,919         113,765
Deutsche Telekom A.G. (Diversified
  Telecommunication Services) (a)                           47,953         577,740
E.ON A.G. (Electric Utilities) (a)                          26,129         882,513
Fresenius SE (Health Care Equipment & Supplies)
  (a)                                                          638          26,388
Hannover Rueckversicherung A.G. (Insurance) (a)              9,733         316,085
Heidelberger Druckmaschinen A.G. (Machinery) (a)            19,392         139,787
Hochtief A.G. (Construction & Engineering) (a)               8,601         420,490




68    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                            SHARES           VALUE
COMMON STOCKS (CONTINUED)
GERMANY (CONTINUED)
MLP A.G. (Capital Markets) (a)                               4,080   $      57,006
MTU Aero Engines Holding A.G. (Aerospace &
  Defense) (a)                                              11,218         376,756
RWE A.G. (Multi-Utilities) (a)                               1,044          75,058
SAP A.G. (Software) (a)                                      2,278          87,124
Siemens A.G. (Industrial Conglomerates) (a)                 13,267         890,529
ThyssenKrupp A.G. (Metals & Mining) (a)                     22,174         474,412
Volkswagen A.G. (Automobiles) (a)                              224          70,476
Vossloh A.G. (Machinery) (a)                                 4,273         438,289
Wincor Nixdorf A.G. (Computers & Peripherals) (a)            7,920         396,975
                                                                     -------------
                                                                         8,525,295
                                                                     -------------

GREECE 1.4%
Alfa-Beta Vassilopoulos S.A. (Food & Staples
  Retailing)                                                   902          31,166
National Bank of Greece S.A.
  (Commercial Banks) (a)                                    13,075         271,785
OPAP S.A. (Hotels, Restaurants & Leisure) (a)               17,769         550,200
Public Power Corp. S.A. (Electric Utilities)                18,883         365,424
                                                                     -------------
                                                                         1,218,575
                                                                     -------------

HONG KONG 2.1%
CNOOC, Ltd.
  (Oil, Gas & Consumable Fuels)                            104,000         115,701
Guangdong Investment, Ltd.
  (Water Utilities)                                        510,000         211,129
HongKong Electric Holdings (Electric Utilities)             21,500         127,247
Hopewell Holdings, Ltd.
  (Real Estate Management & Development) (a)                64,500         166,766
Hysan Development Co., Ltd.
  (Real Estate Management & Development) (a)               246,000         447,974
Industrial and Commercial Bank of
  China Asia, Ltd.
  (Commercial Banks) (a)                                    45,572          58,369
New World Development, Ltd.
  (Real Estate Management & Development) (a)               293,000         384,334
Swire Pacific, Ltd.
  Class A (Real Estate Management & Development)             3,500          27,317
Wharf Holdings, Ltd.
  (Real Estate Management & Development) (a)                55,000         181,586
Wheelock & Co, Ltd.
  (Real Estate Management & Development)                    56,000         121,098
                                                                     -------------
                                                                         1,841,521
                                                                     -------------

IRELAND 0.0%++
Elan Corp. PLC (Pharmaceuticals) (b)                         5,565          33,517
                                                                     -------------


ITALY 3.9%
Enel S.p.A. (Electric Utilities) (a)                        90,091         488,059
ENI S.p.A. (Oil, Gas &
  Consumable Fuels) (a)                                     52,382       1,135,213
Exor S.p.A (Diversified Financial Services)                  1,320          16,889
Intesa Sanpaolo S.p.A.
  (Commercial Banks)                                         8,032          25,442
Parmalat S.p.A (Food Products) (a)                         202,122         402,617
Prysmian S.p.A (Electrical Equipment) (a)                   26,399         320,809
Telecom Italia S.p.A. (Diversified
  Telecommunication Services) (a)                          489,937         437,099
UniCredit S.p.A. (Commercial Banks) (a)                    250,807         606,799
                                                                     -------------
                                                                         3,432,927
                                                                     -------------

JAPAN 29.1%
Aisin Seiki Co., Ltd.
  (Auto Components) (a)                                     24,000         491,414
Alps Electric Co., Ltd. (Electronic
  Equipment & Instruments) (a)                              90,800         485,128
Amada Co., Ltd.
  (Machinery) (a)                                           24,000         146,557
Aozora Bank, Ltd.
  (Commercial Banks) (b)                                     8,000          10,042
Astellas Pharma, Inc. (Pharmaceuticals) (a)                 19,200         626,365
Benesse Corp. (Diversified Consumer Services) (a)            7,200         274,769
Canon, Inc. (Office Electronics) (a)                        13,800         416,173
Chugai Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (a)                                     11,300         209,484
Cosmo Oil Co., Ltd.
  (Oil, Gas & Consumable Fuels) (a)                        102,000         289,022
Daifuku Co., Ltd.
  (Machinery)                                               26,000         155,406
East Japan Railway Co. (Road & Rail)                         4,600         259,115
Electric Power Development Co., Ltd.
  (Independent Power Producers & Energy Traders)
  (a)                                                          900          26,153
Elpida Memory, Inc. (Semiconductors &
  Semiconductor Equipment) (b)                               1,300          13,863


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              69


                                                            SHARES           VALUE
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
Fast Retailing Co., Ltd.
  (Specialty Retail) (a)                                     1,200   $     125,530
Fujikura, Ltd.
  (Electrical Equipment) (a)                                21,000          72,313
Futaba Corp. (Electrical Equipment) (a)                     16,800         298,002
Gunze, Ltd.
  (Textiles, Apparel & Luxury Goods) (a)                    26,000          84,161
Hanwa Co., Ltd.
  (Trading Companies & Distributors) (a)                   123,000         344,619
Hino Motors, Ltd.
  (Machinery) (a)                                          161,000         462,024
Hitachi, Ltd. (Electronic
  Equipment & Instruments) (a)                              56,000         194,952
Honda Motor Co., Ltd.
  (Automobiles) (a)                                         15,500         450,629
Idemitsu Kosan Co., Ltd.
  (Oil, Gas & Consumable Fuels) (a)                          1,100          80,854
Isuzu Motors, Ltd.
  (Automobiles) (a)                                         97,000         160,826
JFE Holdings, Inc. (Metals & Mining) (a)                       700          19,061
Kakaku.com, Inc. (Internet Software & Services)
  (a)                                                           64         218,285
Kaken Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (a)                                     22,000         182,870
Kandenko Co., Ltd.
  (Construction & Engineering) (a)                          21,000         132,706
Kansai Electric Power Co., Inc. (The) (Electric
  Utilities) (a)                                             3,100          63,155
Kao Corp. (Household Products) (a)                          17,000         319,808
Kawasaki Kisen Kaisha, Ltd.
  (Marine) (a)                                              57,000         214,080
KDDI Corp. (Wireless
  Telecommunication Services) (a)                               56         251,649
Keiyo Bank, Ltd. (The)
  (Commercial Banks) (a)                                   112,000         415,058
Kirin Holdings Co., Ltd.
  (Beverages) (a)                                           48,000         528,165
Kiyo Holdings, Inc. (Commercial Banks) (a)                  22,000          26,273
Leopalace21 Corp. (Real Estate Management &
  Development) (a)                                          23,300         170,404
Marui Group Co., Ltd.
  (Multiline Retail) (a)                                    56,700         313,821
Matsui Securities Co., Ltd.
  (Capital Markets) (a)                                     23,800         167,803
Matsushita Electric Industrial Co., Ltd.
  (Household Durables) (a)                                  46,100         670,727
Miraca Holdings, Inc. (Health Care Equipment &
  Supplies) (a)                                             14,400         291,543
Mitsubishi Electric Corp.
  (Electrical Equipment) (a)                                 7,000          37,127
Mitsubishi UFJ Financial Group, Inc. (Commercial
  Banks) (a)                                               209,000       1,138,303
Mitsui Chemicals, Inc. (Chemicals)                          57,000         170,469
Mitsui OSK Lines, Ltd.
  (Marine) (a)                                              58,000         331,056
Mizuho Financial Group, Inc.
  (Commercial Banks)                                       111,400         234,007
Mori Seiki Co., Ltd.
  (Machinery) (a)                                           35,500         337,758
NEC Corp. (Computers & Peripherals) (a)(b)                 161,000         529,389
NEC Electronics Corp. (Semiconductors &
  Semiconductor Equipment) (b)                              25,200         264,979
NEC Fielding, Ltd.
  (IT Services)                                                100           1,026
NET One Systems Co., Ltd.
  (IT Services) (a)                                            156         195,813
Nintendo Co., Ltd.
  (Software) (a)                                               400         107,017
Nippon Oil Corp. (Oil, Gas &
  Consumable Fuels) (a)                                     71,000         369,944
Nippon Shinyaku Co., Ltd.
  (Pharmaceuticals)                                          8,000          71,469
Nippon Steel Corp. (Metals & Mining) (a)                   109,000         363,320
Nippon Telegraph & Telephone Corp. (Diversified
  Telecommunication Services) (a)                           11,300         423,555
Nissan Motor Co., Ltd.
  (Automobiles) (a)                                        111,800         581,384
Nitto Denko Corp. (Chemicals)                               13,200         306,561
Nomura Holdings, Inc.
  (Capital Markets) (a)                                     63,600         381,387
NTN Corp. (Machinery) (a)                                   17,000          55,963
NTT DoCoMo, Inc. (Wireless Telecommunication
  Services) (a)                                                383         533,613
Okinawa Electric Power Co., Inc. (The) (Electric
  Utilities) (a)                                             3,400         161,497
Ono Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (a)                                     11,500         487,796
ORIX Corp. (Consumer Finance) (b)                            2,040          96,231
Pacific Metals Co., Ltd.
  (Metals & Mining) (a)                                     66,000         421,999
Rohm Co., Ltd.
  (Semiconductors & Semiconductor Equipment) (a)             6,200         377,647
San-In Godo Bank, Ltd. (The)
  (Commercial Banks) (a)                                    40,000         309,549




70    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                            SHARES           VALUE
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
Seiko Epson Corp. (Computers & Peripherals) (a)             30,000   $     421,910
Seven & I Holdings Co., Ltd.
  (Food & Staples Retailing) (a)                            19,200         433,924
Shinko Electric Industries Co., Ltd.
  (Semiconductors & Semiconductor Equipment) (a)             6,500          63,789
Sony Corp. (Household Durables) (a)                          1,200          31,049
Sumitomo Corp. (Trading Companies & Distributors)
  (a)                                                       14,000         121,495
Sumitomo Mitsui Financial Group, Inc. (Commercial
  Banks) (a)                                                16,900         584,877
Sumitomo Trust & Banking Co., Ltd. (The)
  (Commercial Banks) (a)                                    47,000         195,845
Suzuki Motor Corp. (Automobiles) (a)                        15,300         286,687
Takashimaya Co., Ltd.
  (Multiline Retail)                                         4,000          24,903
Takeda Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (a)                                     14,200         504,716
Takefuji Corp. (Consumer Finance)                           52,210         279,803
TDK Corp. (Electronic Equipment & Instruments) (a)          12,600         565,510
Toagosei Co., Ltd.
  (Chemicals) (a)                                           68,000         168,410
Tokai Rika Co., Ltd.
  (Auto Components)                                         29,100         379,843
Tokai Tokyo Securities Co., Ltd.
  (Capital Markets) (a)                                     28,000          62,170
Tokio Marine Holdings, Inc. (Insurance) (a)                 19,100         504,793
Tokyo Electric Power Co., Inc. (The) (Electric
  Utilities) (a)                                             7,300         171,072
Tokyo Gas Co., Ltd.
  (Gas Utilities) (a)                                       92,000         348,536
Tokyo Tatemono Co., Ltd.
  (Real Estate Management & Development) (a)                97,000         329,043
Toyo Suisan Kaisha, Ltd.
  (Food Products) (a)                                        9,000         175,379
V  Toyota Motor Corp. (Automobiles) (a)                     39,800       1,558,022
Yamaguchi Financial Group, Inc. (Commercial Banks)          27,000         259,215
Yamato Kogyo Co., Ltd.
  (Metals & Mining) (a)                                     13,300         299,963
Yamazaki Baking Co., Ltd.
  (Food Products) (a)                                       22,000         224,070
                                                                     -------------
                                                                        25,946,692
                                                                     -------------

LUXEMBOURG 0.0% ++
ArcelorMittal (Metals & Mining) (a)                          1,817          42,653
                                                                     -------------


NETHERLANDS 3.8%
Aegon N.V. (Insurance) (a)                                  64,484         327,679
Crucell N.V. (Biotechnology) (a)(b)                         18,081         380,503
European Aeronautic Defence and Space Co. N.V.
  (Aerospace & Defense) (a)                                 16,834         242,523
Heineken Holding N.V. (Beverages) (a)                       18,718         442,212
ING Groep N.V. (Diversified Financial Services)
  (a)                                                       22,957         211,251
Koninklijke Ahold N.V. (Food & Staples Retailing)
  (a)                                                       53,311         586,527
Koninklijke DSM N.V. (Chemicals) (a)                        16,471         509,072
Royal KPN N.V. (Diversified Telecommunication
  Services)                                                 19,389         232,951
Unilever N.V. (Food Products) (a)                            1,931          41,089
Unilever N.V., CVA (Food Products) (a)                      20,362         402,661
                                                                     -------------
                                                                         3,376,468
                                                                     -------------

NEW ZEALAND 0.9%
Fisher & Paykel Healthcare Corp. (Health Care
  Equipment & Supplies) (a)                                219,821         378,249
Telecom Corp. of New Zealand, Ltd.
  (Diversified Telecommunication Services) (a)             282,327         451,126
                                                                     -------------
                                                                           829,375
                                                                     -------------

NORWAY 0.9%
Petroleum Geo-Services ASA (Energy Equipment &
  Services) (a)(b)                                          62,000         299,879
StatoilHydro ASA (Oil, Gas &
  Consumable Fuels) (a)                                     12,050         225,679
Tandberg ASA (Communications Equipment) (a)                 20,900         296,146
                                                                     -------------
                                                                           821,704
                                                                     -------------

PORTUGAL 0.8%
Energias de Portugal S.A.
  (Electric Utilities) (a)                                  44,260         161,466
Jeronimo Martins SGPS S.A. (Food & Staples
  Retailing) (a)                                            11,025          61,945
Portugal Telecom SGPS S.A. Registered
  (Diversified Telecommunication Services) (a)              58,964         451,221
                                                                     -------------
                                                                           674,632
                                                                     -------------

SINGAPORE 2.3%
ComfortDelgro Corp., Ltd.
  (Road & Rail)                                            201,000         191,823
Cosco Corp. Singapore, Ltd.
  (Machinery)                                              485,000         330,796


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              71


                                                            SHARES           VALUE
COMMON STOCKS (CONTINUED)
SINGAPORE (CONTINUED)
Keppel Corp., Ltd.
  (Industrial Conglomerates) (a)                           101,000   $     403,845
SembCorp Industries, Ltd.
  (Industrial Conglomerates) (a)                            75,000         137,063
SembCorp Marine, Ltd.
  (Machinery) (a)                                          110,000         154,848
Singapore Airlines, Ltd.
  (Airlines) (a)                                            49,000         352,623
Singapore Petroleum Co., Ltd.
  (Oil, Gas & Consumable Fuels) (a)                        189,000         425,022
Suntec Real Estate Investment Trust
  (Real Estate Investment Trusts)                          100,000          49,333
Wilmar International, Ltd.
  (Food Products)                                           10,000          23,953
                                                                     -------------
                                                                         2,069,306
                                                                     -------------

SPAIN 5.2%
Banco Bilbao Vizcaya Argentaria S.A. (Commercial
  Banks) (a)                                                57,710         622,107
V  Banco Santander S.A.
  (Commercial Banks) (a)                                   136,547       1,289,082
Construcciones y Auxiliar de
  Ferrocarriles S.A. (Machinery) (a)                           364         132,337
Endesa S.A. (Electric Utilities) (a)                        14,775         318,873
Gestevision Telecinco S.A. (Media) (a)                      48,253         452,985
Repsol YPF S.A. (Oil, Gas &
  Consumable Fuels) (a)                                      3,213          61,148
V  Telefonica S.A. (Diversified Telecommunication
  Services) (a)                                             70,701       1,342,450
Viscofan S.A. (Food Products) (a)                           23,095         429,620
                                                                     -------------
                                                                         4,648,602
                                                                     -------------

SWEDEN 3.6%
Alfa Laval AB (Machinery) (a)                               15,200         135,157
Boliden AB (Metals & Mining)                                47,486         299,474
Elekta AB (Health Care Equipment & Supplies) (a)            28,771         332,537
Fabege AB (Real Estate Management & Development)
  (a)                                                       79,449         334,243
Hennes & Mauritz AB (Specialty Retail) (a)                   6,782         303,203
Kungsleden AB (Real Estate Management &
  Development) (a)                                          83,151         415,852
Securitas AB (Commercial Services & Supplies)
  (a)(b)                                                    57,892         480,600
SSAB Svenskt Stal AB Class A
  (Metals & Mining)                                          9,108          86,674
Telefonaktiebolaget LM Ericsson Class B
  (Communications Equipment) (a)                            80,168         691,623
TeliaSonera AB (Diversified Telecommunication
  Services) (a)                                             36,992         174,741
                                                                     -------------
                                                                         3,254,104
                                                                     -------------

SWITZERLAND 9.7%
ABB, Ltd.
  (Electrical Equipment) (a)(b)                              6,237          88,129
Actelion, Ltd.
  Registered (Biotechnology) (a)(b)                          6,495         296,540
Compagnie Financiere Richemont S.A. (Textiles,
  Apparel & Luxury Goods) (a)                               28,352         507,809
Credit Suisse Group A.G. (Capital Markets) (a)              25,160         961,519
Galenica Holdings A.G. Registered (Health Care
  Providers & Services) (a)                                    850         244,211
V  Nestle S.A. Registered (Food Products) (a)               39,479       1,283,981
Nobel Biocare Holding A.G. (Health Care Equipment
  & Supplies) (a)                                           24,750         505,422
V  Novartis A.G. Registered (Pharmaceuticals) (a)           39,526       1,492,813
PSP Swiss Property A.G. (Real Estate Management &
  Development) (b)                                           9,190         432,406
V  Roche Holding A.G., Genusscheine
  (Pharmaceuticals) (a)                                      9,860       1,245,911
Schindler Holding A.G. (Machinery)                           8,027         420,941
Sulzer A.G. (Machinery) (a)                                  1,948         105,795
Swiss Life Holding (Insurance) (b)                           3,318         257,505
UBS A.G. (Capital Markets) (b)                              34,379         472,903
Zurich Financial Services A.G. (Insurance) (a)               4,155         767,385
                                                                     -------------
                                                                         9,083,270
                                                                     -------------

UNITED KINGDOM 22.0%
3i Group PLC (Capital Markets)                              13,777          64,407
Aggreko PLC (Commercial Services & Supplies) (a)            36,690         310,398
Anglo American PLC (Metals & Mining) (a)                    23,078         500,574
Antofagasta PLC (Metals & Mining) (a)                       16,991         146,033
AstraZeneca PLC (Pharmaceuticals) (a)                       29,118       1,021,080
Aviva PLC (Insurance) (a)                                   42,262         192,870
BAE Systems PLC (Aerospace & Defense) (a)                   39,636         208,495
Balfour Beatty PLC (Construction & Engineering)
  (a)                                                       88,725         438,766
Barclays PLC (Commercial Banks) (a)                        190,801         776,336
BBA Aviation PLC (Transportation Infrastructure)            77,675         120,214
Beazley Group PLC (Insurance) (a)                           20,903          31,351
BG PLC, Sponsored ADR (Oil, Gas & Consumable
  Fuels) (a)(c)                                             20,437         328,609
BHP Billiton PLC (Metals & Mining) (a)                      25,873         543,540




72    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                            SHARES           VALUE
COMMON STOCKS (CONTINUED)
UNITED KINGDOM (CONTINUED)
V  BP PLC (Oil, Gas & Consumable Fuels) (a)                284,202   $   2,015,262
British American Tobacco PLC (Tobacco) (a)                  27,586         669,399
British Insurance Holdings PLC (Insurance) (a)               7,108          19,263
Burberry Group PLC (Textiles, Apparel & Luxury
  Goods) (a)                                                54,799         326,248
Cable & Wireless PLC (Diversified
  Telecommunication Services) (a)                           56,397         124,128
Compass Group PLC (Hotels, Restaurants & Leisure)
  (a)                                                       78,337         374,425
Diageo PLC (Beverages) (a)                                   6,248          74,995
DS Smith PLC (Containers & Packaging) (a)                   48,892          56,033
V  GlaxoSmithKline PLC (Pharmaceuticals) (a)                80,871       1,248,822
Henderson Group PLC (Capital Markets) (a)                  253,576         332,021
HMV Group PLC (Specialty Retail) (a)                        94,892         199,354
HSBC Holdings PLC (Commercial Banks) (a)                   159,258       1,131,309
IMI PLC (Machinery) (a)                                     41,169         216,172
International Power PLC (Independent Power
  Producers & Energy Traders) (a)                           93,074         337,056
Kazakhmys PLC (Metals & Mining) (a)                         48,675         378,337
Keller Group PLC (Construction & Engineering) (a)            4,835          42,505
Ladbrokes PLC (Hotels,
  Restaurants & Leisure)                                   146,045         502,093
Legal & General Group PLC (Insurance)                       68,716          58,689
Lloyds TSB Group PLC (Commercial Banks) (a)                119,210         194,344
Logica PLC (IT Services) (a)                               391,880         443,313
Man Group PLC (Capital Markets) (a)                         73,554         271,198
Next PLC (Multiline Retail)                                 16,743         400,524
Reckitt Benckiser Group PLC (Household Products)
  (a)                                                       12,852         506,135
Rio Tinto PLC (Metals & Mining) (a)                         13,560         554,668
Royal Bank of Scotland Group PLC (Commercial
  Banks) (b)                                               263,045         159,947
Royal Dutch Shell PLC Class A (Oil, Gas &
  Consumable Fuels) (a)                                     37,049         858,394
Royal Dutch Shell PLC Class B (Oil, Gas &
  Consumable Fuels) (a)                                     32,556         746,684
SABMiller PLC (Beverages) (a)                                1,796          30,135
Sage Group PLC (The) (Software)                            185,432         504,635
Tesco PLC (Food & Staples Retailing) (a)                    30,741         152,618
Unilever PLC (Food Products) (a)                             1,563          30,505
Vedanta Resources PLC (Metals & Mining) (a)                  3,880          60,788
Vodafone Group PLC (Wireless Telecommunication
  Services) (a)                                            639,123       1,173,948
WH Smith PLC (Specialty Retail) (a)                         47,633         293,476
WPP PLC (Media) (a)                                         62,747         429,158
                                                                     -------------
                                                                        19,599,254
                                                                     -------------

UNITED STATES 0.1%
Autoliv, Inc. SDR (Auto Components) (a)(d)                   3,692          87,751
                                                                     -------------
Total Common Stocks
  (Cost $125,462,833)                                                  111,988,890
                                                                     -------------



EXCHANGE TRADED FUND 1.9% (E)
----------------------------------------------------------------------------------

UNITED STATES 1.9%
V  iShares MSCI EAFE Index Fund
  (Capital Markets)                                         41,096       1,722,744
                                                                     -------------
Total Exchange Traded Fund
  (Cost $1,647,026)                                                      1,722,744
                                                                     -------------



PREFERRED STOCKS 0.4%
----------------------------------------------------------------------------------

GERMANY 0.4%
RWE A.G.
  8.83% (Multi-Utilities) (a)                                5,031         312,588
Volkswagen A.G.
  4.09% (Automobiles)                                          749          47,449
                                                                     -------------
Total Preferred Stocks
  (Cost $467,192)                                                          360,037
                                                                     -------------



                                                         NUMBER OF
                                                            RIGHTS
RIGHTS 0.0%++
----------------------------------------------------------------------------------

AUSTRALIA 0.0%++
OneSteel, Ltd.
  Expires 5/6/09 (Metals & Mining) (f)                      93,050             676
                                                                     -------------
Total Rights
  (Cost $0)                                                                    676
                                                                     -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              73

                                                         NUMBER OF
                                                          WARRANTS           VALUE

WARRANTS 0.0%++
----------------------------------------------------------------------------------

AUSTRALIA 0.0%++
Beach Petroleum, Ltd.
  Strike Price A$2.00 Expires 6/30/10
  (Oil, Gas & Consumable Fuels) (b)                          3,503   $          77
                                                                     -------------
Total Warrants
  (Cost $0)                                                                     77
                                                                     -------------


                                                         PRINCIPAL
                                                            AMOUNT

SHORT-TERM INVESTMENT 1.1%
----------------------------------------------------------------------------------

REPURCHASE AGREEMENT 1.1%

UNITED STATES 1.1%
State Street Bank and Trust Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity $945,546
  (Collateralized by a United States Treasury Bill
  with a rate of 0.12% and a maturity date of
  7/30/09, with a Principal Amount of $965,000
  and a Market Value of $964,711) (Capital
  Markets)                                               $ 945,545         945,545
                                                                     -------------
Total Short-Term Investment
  (Cost $945,545)                                                          945,545
                                                                     -------------
Total Investments,
  Before Investments Sold Short
  (Cost $128,522,596) (h)                                    129.1%    115,017,969
                                                                     -------------



                                                            SHARES

INVESTMENTS SOLD SHORT (29.4%)
COMMON STOCKS SOLD SHORT (29.3%)
----------------------------------------------------------------------------------


AUSTRALIA (3.3%)
ABB Grain, Ltd.
  (Food & Staples Retailing)                               (20,023)       (127,157)
Aristocrat Leisure, Ltd.
  (Hotels, Restaurants & Leisure)                          (67,348)       (176,312)
Babcock & Brown Wind Partners (Independent Power
  Producers & Energy Traders)                              (87,001)        (79,476)
Campbell Brothers, Ltd.
  (Professional Services)                                   (2,067)        (24,025)
Computershare, Ltd.
  (IT Services)                                            (31,214)       (206,953)
ConnectEast Group
  (Transportation Infrastructure)                         (172,659)        (49,999)
Crown, Ltd.
  (Hotels, Restaurants & Leisure)                          (54,861)       (274,029)
CSR, Ltd.
  (Industrial Conglomerates)                              (285,876)       (279,270)
DUET Group (Multi-Utilities)                              (112,731)       (133,961)
Iluka Resources, Ltd.
  (Metals & Mining) (b)                                    (91,693)       (219,257)
OZ Minerals, Ltd.
  (Metals & Mining)                                       (615,897)       (335,895)
Paladin Energy, Ltd.
  (Oil, Gas & Consumable Fuels) (b)                       (102,604)       (342,955)
Primary Health Care, Ltd.
  (Health Care Providers & Services)                       (93,779)       (297,488)
Spark Infrastructure Group (Electric Utilities)
  (g)                                                     (178,635)       (133,925)
Toll Holdings, Ltd.
  (Air Freight & Logistics)                                (53,884)       (230,686)
                                                                     -------------
                                                                        (2,911,388)
                                                                     -------------

AUSTRIA (1.1%)
Andritz A.G. (Machinery)                                    (2,769)        (93,843)
Conwert Immobilien Invest SE (Real Estate
  Management & Development) (b)                             (9,975)        (74,310)
Intercell A.G. (Biotechnology) (b)                         (10,352)       (272,488)
RHI A.G. (Construction Materials) (b)                      (13,954)       (200,460)
Schoeller-Bleckmann Oilfield Equipment A.G.
  (Energy Equipment & Services) (b)                         (5,683)       (176,556)
Wienerberger A.G. (Building Products)                      (12,534)       (147,063)
                                                                     -------------
                                                                          (964,720)
                                                                     -------------

BELGIUM (0.5%)
AGFA-Gevaert N.V. (Health Care Technology) (b)             (46,030)       (102,791)
EVS Broadcast Equipment S.A. (Communications
  Equipment)                                                  (570)        (26,173)
Telenet Group Holding N.V. (Diversified
  Telecommunication Services) (b)                          (14,100)       (273,047)
                                                                     -------------
                                                                          (402,011)
                                                                     -------------

BERMUDA (0.2%)
Jardine Matheson Holdings, Ltd.
  (Industrial Conglomerates)                                (7,200)       (162,367)
Noble Group, Ltd.
  (Trading Companies & Distributors)                       (22,000)        (19,094)
                                                                     -------------
                                                                          (181,461)
                                                                     -------------

DENMARK (0.3%)
ALK-Abello A/S (Pharmaceuticals)                              (723)        (43,625)
NKT Holding A/S (Machinery) (b)                             (6,799)       (184,990)
TrygVesta A/S (Insurance)                                   (1,437)        (78,693)
                                                                     -------------
                                                                          (307,308)
                                                                     -------------



74    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                            SHARES           VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)
FINLAND (0.8%)
Amer Sports OYJ (Leisure
  Equipment & Products)                                     (8,531)  $     (82,640)
Elisa OYJ (Diversified
  Telecommunication Services)                              (13,126)       (174,251)
Kesko OYJ (Food & Staples Retailing)                        (8,473)       (220,139)
Ruukki Group OYJ (Industrial Conglomerates) (b)            (27,930)        (59,855)
Talvivaara Mining Co. PLC (Metals & Mining) (b)            (16,705)        (50,866)
Uponor OYJ (Building Products)                              (8,929)        (99,639)
                                                                     -------------
                                                                          (687,390)
                                                                     -------------

FRANCE (2.9%)
Aeroports de Paris
  (Transportation Infrastructure)                           (3,478)       (200,166)
Alcatel-Lucent (Communications Equipment) (b)              (78,740)       (199,312)
Atos Origin S.A. (IT Services)                              (5,780)       (179,091)
Etablissements Maurel et Prom (Oil, Gas &
  Consumable Fuels)                                        (19,267)       (284,649)
ICADE (Real Estate Investment Trusts)                         (984)        (75,866)
Imerys S.A. (Construction Materials)                          (686)        (28,399)
Ipsen S.A. (Pharmaceuticals)                                (3,069)       (125,379)
JC Decaux S.A. (Media)                                     (17,691)       (252,826)
Legrand S.A. (Electrical Equipment)                        (11,324)       (226,418)
Peugeot S.A. (Automobiles)                                  (8,910)       (204,569)
Rhodia S.A. (Chemicals)                                    (52,076)       (298,347)
Valeo S.A. (Auto Components)                               (12,720)       (261,516)
Zodiac Aerospace (Aerospace & Defense)                      (9,792)       (284,759)
                                                                     -------------
                                                                        (2,621,297)
                                                                     -------------

GERMANY (2.5%)
Aixtron A.G. (Semiconductors & Semiconductor
  Equipment)                                               (39,665)       (307,483)
Baywa-Bayerische Warenvermit (Trading Companies &
  Distributors)                                             (3,150)        (78,855)
Gerresheimer A.G. (Life Sciences Tools & Services)          (6,981)       (167,762)
Kloeckner & Co. SE (Trading
  Companies & Distributors)                                (21,862)       (286,995)
Krones A.G. (Machinery)                                     (8,152)       (282,273)
QIAGEN N.V. (Life Sciences Tools & Services) (b)           (13,500)       (223,073)
SGL Carbon SE (Electrical Equipment) (b)                    (9,416)       (274,026)
Stada Arzneimittel A.G. (Pharmaceuticals)                  (15,107)       (282,501)
Symrise (Chemicals) (b)                                    (21,695)       (296,340)
                                                                     -------------
                                                                        (2,199,308)
                                                                     -------------

ITALY (0.4%)
Autogrill S.p.A. (Hotels,
  Restaurants & Leisure)                                    (5,784)        (43,881)
ERG S.p.A (Oil, Gas & Consumable Fuels)                     (5,383)        (83,270)
Impregilo S.p.A. (Construction & Engineering) (b)          (86,067)       (244,702)
                                                                     -------------
                                                                          (371,853)
                                                                     -------------

JAPAN (5.9%)
ABC-Mart, Inc. (Specialty Retail)                          (10,400)       (213,695)
Aeon Credit Service Co., Ltd.
  (Consumer Finance)                                       (24,100)       (272,911)
Cedyna Financial Corp. (Consumer Finance) (b)              (73,900)       (130,732)
Chiyoda Corp.
  (Construction & Engineering)                             (48,000)       (286,875)
Daido Steel Co., Ltd.
  (Metals & Mining)                                        (38,000)       (127,338)
Duskin Co., Ltd.
  (Specialty Retail)                                        (1,600)        (24,860)
Ehime Bank, Ltd. (The)
  (Commercial Banks)                                       (13,000)        (32,346)
Hamamatsu Photonics KK (Electronic Equipment &
  Instruments)                                             (14,600)       (291,583)
Haseko Corp. (Household Durables) (b)                     (438,500)       (274,429)
Horiba, Ltd.
  (Electronic Equipment & Instruments)                     (10,500)       (191,010)
Itochu Techno-Solutions Corp.
  (IT Services)                                             (2,100)        (47,429)
Keyence Corp. (Electronic
  Equipment & Instruments)                                    (500)        (88,233)
Maruha Nichiro Holdings, Inc.
  (Food Products)                                          (65,000)        (85,868)
Mitsumi Electric Co., Ltd.
  (Computers & Peripherals)                                (16,700)       (273,374)
Nabtesco Corp. (Machinery)                                 (34,000)       (274,929)
Nippon Television Network Corp. (Media)                       (610)        (58,532)
Nipro Corp. (Health Care
  Equipment & Supplies)                                     (5,000)        (72,595)
Nissay Dowa General Insurance Co., Ltd.
  (Insurance)                                              (21,000)        (89,796)
Nomura Real Estate Office Fund, Inc. (Real Estate
  Investment Trusts)                                           (42)       (216,431)
Okasan Securities Group, Inc.
  (Capital Markets)                                        (11,000)        (40,798)
SBI Holdings, Inc./Japan (Capital Markets)                  (1,913)       (226,135)
Sekisui House, Ltd.
  (Household Durables)                                      (4,000)        (34,441)
Seven Bank, Ltd.
  (Commercial Banks)                                           (19)        (44,770)
Sojitz Corp. (Trading
  Companies & Distributors)                               (136,400)       (210,404)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              75


                                                            SHARES           VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)
JAPAN (CONTINUED)
Sugi Holdings Co., Ltd.
  (Food & Staples Retailing)                               (16,300)  $    (306,929)
Toda Corp. (Construction & Engineering)                    (11,000)        (35,973)
Tokai Carbon Co., Ltd.
  (Chemicals)                                              (64,000)       (285,461)
Tokyo Style Co., Ltd.
  (Textiles, Apparel & Luxury Goods)                        (3,000)        (22,015)
Tokyo Tomin Bank, Ltd. (The)
  (Commercial Banks)                                       (12,900)       (179,168)
Toyobo Co., Ltd.
  (Textiles, Apparel & Luxury Goods)                      (170,000)       (265,967)
Yaskawa Electric Corp. (Electronic Equipment &
  Instruments)                                             (62,000)       (287,041)
Yokogawa Electric Corp. (Electronic Equipment &
  Instruments)                                             (40,700)       (208,210)
Zeon Corp. (Chemicals)                                     (30,000)        (91,562)
                                                                     -------------
                                                                        (5,291,840)
                                                                     -------------

NETHERLANDS (1.3%)
Arcadis N.V. (Construction & Engineering)                  (10,003)       (147,177)
ASML Holding N.V. (Semiconductors & Semiconductor
  Equipment)                                               (10,134)       (205,964)
Eurocommercial Properties N.V. (Real Estate
  Investment Trusts)                                        (9,968)       (291,137)
Fugro N.V. (Energy Equipment & Services)                    (6,800)       (242,959)
SBM Offshore N.V. (Energy
  Equipment & Services)                                    (11,774)       (189,530)
Wereldhave N.V. (Real Estate
  Investment Trusts)                                          (823)        (56,251)
                                                                     -------------
                                                                        (1,133,018)
                                                                     -------------

NEW ZEALAND (0.2%)
Auckland International Airport, Ltd.
  (Transportation Infrastructure)                         (184,647)       (173,206)
                                                                     -------------


NORWAY (0.6%)
Norsk Hydro ASA (Metals & Mining)                          (14,200)        (62,701)
Orkla ASA (Industrial Conglomerates)                       (26,400)       (191,100)
Renewable Energy Corp. A/S (Electrical Equipment)
  (b)                                                      (15,300)       (140,312)
Schibsted ASA (Media)                                      (13,100)       (136,136)
                                                                     -------------
                                                                          (530,249)
                                                                     -------------

PORTUGAL (0.2%)
Banco BPI S.A. (Commercial Banks)                          (37,489)        (88,423)
Banco Espirito Santo S.A.
  (Commercial Banks)                                       (26,201)       (128,523)
                                                                     -------------
                                                                          (216,946)
                                                                     -------------

SINGAPORE (1.4%)
CapitaLand, Ltd.
  (Real Estate Management & Development)                  (114,000)       (209,866)
Fraser and Neave, Ltd.
  (Industrial Conglomerates)                              (106,000)       (186,511)
Parkway Holdings, Ltd.
  (Health Care Providers & Services)                      (302,000)       (244,931)
Raffles Education Corp., Ltd.
  (Diversified Consumer Services)                         (354,000)       (103,045)
Singapore Post, Ltd.
  (Air Freight & Logistics)                               (461,000)       (236,305)
Singapore Press Holdings, Ltd.
  (Media)                                                  (14,000)        (27,321)
Singapore Technologies Engineering, Ltd.
  (Aerospace & Defense)                                   (142,000)       (244,996)
                                                                     -------------
                                                                        (1,252,975)
                                                                     -------------

SPAIN (0.9%)
Acciona S.A. (Electric Utilities)                           (2,558)       (261,793)
Cintra Concesiones de Infraestructuras de
  Transporte S.A.
  (Transportation Infrastructure) (b)                      (34,055)       (185,545)
Grifols S.A. (Biotechnology)                               (15,176)       (266,500)
Grupo Catalana Occidente S.A. (Insurance)                   (2,988)        (44,078)
                                                                     -------------
                                                                          (757,916)
                                                                     -------------

SWEDEN (1.7%)
Axis Communications AB (Communications Equipment)          (20,956)       (185,831)
Intrum Justitia AB (Commercial
  Services & Supplies)                                     (22,953)       (199,784)
Kinnevik Investment AB (Diversified Financial
  Services)                                                (27,007)       (262,026)
Lundin Petroleum AB (Oil, Gas & Consumable Fuels)
  (b)                                                      (41,484)       (270,930)
Modern Times Group AB (Media)                               (6,526)       (177,024)
SAAB AB (Aerospace & Defense)                              (26,207)       (177,317)
Svenska Cellulosa AB (Paper &
  Forest Products)                                         (24,434)       (236,396)
                                                                     -------------
                                                                        (1,509,308)
                                                                     -------------

SWITZERLAND (1.9%)
Barry Callebaut A.G. (Food Products) (b)                      (374)       (177,588)
Basilea Pharmaceutica Registered (Biotechnology)
  (b)                                                       (1,971)       (137,742)
BKW FMB Energie A.G. (Electric Utilities)                   (1,433)       (100,319)
Bucher Industries A.G. (Machinery)                            (586)        (47,665)
EMS-Chemie Holding A.G. (Chemicals)                           (979)        (74,465)
Givaudan S.A. (Chemicals)                                     (102)        (64,743)
Kaba Holding A.G. (Building Products)                         (285)        (54,862)
Kuehne & Nagel International A.G. (Marine)                  (3,669)       (275,764)




76    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                            SHARES           VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)
SWITZERLAND (CONTINUED)
Lindt & Spruengli A.G. (Food Products)                          (3)  $     (57,274)
Lonza Group A.G. (Life Sciences
  Tools & Services)                                         (2,844)       (261,689)
Panalpina Welttransport Holding A.G. (Air Freight
  & Logistics)                                              (1,360)        (74,247)
Petroplus Holdings A.G. (Oil, Gas & Consumable
  Fuels) (b)                                               (12,323)       (210,235)
Sika A.G. (Chemicals)                                         (151)       (137,304)
Swatch Group A.G. (The) (Textiles, Apparel &
  Luxury Goods)                                               (448)        (62,138)
                                                                     -------------
                                                                        (1,736,035)
                                                                     -------------

UNITED KINGDOM (3.2%)
Aveva Group PLC (Software)                                 (15,341)       (127,931)
Bellway PLC (Household Durables)                           (23,034)       (243,899)
BTG PLC (Life Sciences Tools & Services) (b)               (17,532)        (37,653)
Cairn Energy PLC (Oil, Gas & Consumable Fuels) (b)          (6,491)       (205,012)
Croda International (Chemicals)                            (11,980)        (95,280)
Genus PLC (Biotechnology)                                   (3,907)        (34,952)
Halma PLC (Electronic
  Equipment & Instruments)                                 (35,428)        (92,255)
Hikma Pharmaceuticals PLC (Pharmaceuticals)                (24,396)       (140,029)
Invensys PLC (Machinery) (b)                               (53,742)       (157,990)
Misys PLC (Software)                                      (127,203)       (260,080)
Persimmon PLC (Household Durables)                         (51,549)       (289,018)
Premier Oil PLC (Oil, Gas & Consumable Fuels) (b)          (16,097)       (246,023)
PZ Cussons PLC (Household Products)                        (17,312)        (40,768)
QinetiQ Group PLC
  (Aerospace & Defense)                                    (61,142)       (119,552)
SSL International PLC (Health Care Equipment &
  Supplies)                                                (28,291)       (198,586)
Victrex PLC (Chemicals)                                    (17,170)       (135,300)
VT Group PLC (Aerospace & Defense)                         (43,022)       (293,314)
Wellstream Holdings PLC (Energy Equipment &
  Services)                                                (20,461)       (155,787)
Xchanging PLC (IT Services)                                 (8,022)        (21,933)
                                                                     -------------
                                                                        (2,895,362)
                                                                     -------------
Total Common Stocks Sold Short
  (Proceeds $25,342,751)                                               (26,143,591)
                                                                     -------------


                                                         NUMBER OF
                                                            RIGHTS           VALUE

RIGHTS SOLD SHORT (0.1%)
----------------------------------------------------------------------------------

UNITED KINGDOM (0.1%)
Premier Oil PLC
  Expires 5/6/09
  (Oil, Gas & Consumable Fuels) (b)                         (7,154)  $     (58,949)
                                                                     -------------
Total Rights Sold Short
  (Proceeds $35,688)                                                       (58,949)
                                                                     -------------
Total Investments Sold Short
  (Proceeds $25,378,439)                                     (29.4)%   (26,202,540)
                                                                     -------------
Total Investments, Net of Investments Sold Short
  (Cost $103,144,157)                                         99.7      88,815,429
Cash and Other Assets,
  Less Liabilities                                             0.3         278,332
                                                             -----    ------------
Net Assets                                                   100.0%  $  89,093,761
                                                             =====    ============






+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Security, or a portion thereof, is
     maintained in a segregated account at the
     Fund's custodian as collateral for
     securities sold short (See Note 2(J)).
(b)  Non-income producing security.
(c)  ADR--American Depositary Receipt.
(d)  SDR--Swedish Depositary Receipt.
(e)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(f)  Fair valued security. The total market
     value of this security at April 30, 2009
     is $676, which represents less than one-
     tenth of a percent of the Fund's net
     assets.
(g)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(h)  At April 30, 2009, cost is $128,814,424
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  5,921,450
Gross unrealized depreciation       (19,717,905)
                                   ------------
Net unrealized depreciation        $(13,796,455)
                                   ============



The following abbreviation is used in the above portfolio:
A $--Australian Dollar


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              77

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices               $  1,747,534
Level 2--Other Significant
  Observable Inputs                   113,269,759
Level 3--Significant Unobservable
  Inputs                                      676
                                     ------------
Total                                $115,017,969
                                     ============




The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's liabilities carried at fair value:

                                     INVESTMENTS IN
 VALUATION INPUTS                        SECURITIES
Level 1--Quoted Prices             $        162,367
Level 2--Other Significant
  Observable Inputs                      26,040,173
Level 3--Significant Unobservable
  Inputs                                         --
                                   ----------------
Total                                   $26,202,540
                                   ================




The Fund did not hold other financial instruments as of April 30, 2009.

Following is a reconciliation of investments in which significant unobservable asset inputs (Level 3) were used in determining value:

                                     INVESTMENTS IN
                                         SECURITIES
Balance as of 10/31/08             $          6,906
Accrued discounts/premiums                       --
Realized gain (loss)                             --
Change in unrealized
  appreciation/depreciation                 189,597
Net purchases (sales)                            --
Net transfers in and/or out of
  Level 3                                  (195,827)
                                   ----------------
Balance as of 4/30/09                     $     676
                                   ================
Net change in unrealized
  appreciation/depreciation from
  investments still held as of
  4/30/09                                 $     676
                                   ================





The table below sets forth the diversification of MainStay 130/30 International Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                       VALUE    PERCENT+
Aerospace & Defense             $    827,774         0.9%
Air Freight & Logistics              113,765         0.1
Airlines                             940,094         1.1
Auto Components                      959,008         1.1
Automobiles                        3,225,930         3.6
Beverages                          1,866,577         2.1
Biotechnology                        767,293         0.9
Capital Markets                    5,777,906         6.5
Chemicals                          2,411,072         2.7
Commercial Banks                  11,334,805        12.8
Commercial Services & Supplies     1,094,403         1.2
Communications Equipment           1,866,474         2.1
Computers & Peripherals            1,348,274         1.5
Construction & Engineering         2,594,896         2.9
Construction Materials               102,709         0.1
Consumer Finance                     376,034         0.4
Containers & Packaging                56,033         0.1
Diversified Consumer Services        274,769         0.3
Diversified Financial Services       337,216         0.4
Diversified Telecommunication
  Services                         5,117,115         5.7
Electric Utilities                 2,966,444         3.3
Electrical Equipment               1,302,023         1.5
Electronic Equipment &
  Instruments                      1,245,590         1.4
Energy Equipment & Services          533,992         0.6
Food & Staples Retailing           2,269,756         2.5
Food Products                      3,323,014         3.7
Gas Utilities                        348,536         0.4
Health Care Equipment &
  Supplies                         1,886,732         2.1
Health Care Providers &
  Services                           397,235         0.4
Hotels, Restaurants & Leisure      2,327,449         2.6
Household Durables                   761,393         0.9
Household Products                   825,943         0.9
Independent Power Producers &
  Energy Traders                     363,209         0.4
Industrial Conglomerates           1,431,437         1.6
Insurance                          3,398,660         3.8
Internet Software & Services         458,458         0.5
IT Services                        1,160,372         1.3
Machinery                          4,624,326         5.2
Marine                               844,220         0.9
Media                              2,726,788         3.1
Metals & Mining                    7,229,472         8.1
Multiline Retail                   1,499,935         1.7
Multi-Utilities                      522,018         0.6
Office Electronics                   416,173         0.5
Oil, Gas & Consumable Fuels        9,284,674        10.5
Pharmaceuticals                    8,553,171         9.6
Professional Services                418,410         0.5
Real Estate Investment Trusts         49,333         0.1
Real Estate Management &
  Development                      3,397,322         3.8
Road & Rail                          450,938         0.5
Semiconductors & Semiconductor
  Equipment                          720,278         0.8
Software                           1,248,742         1.4
Specialty Retail                     921,563         1.0
Textiles, Apparel & Luxury
  Goods                            1,863,376         2.1
Tobacco                              669,399         0.8
Trading Companies &
  Distributors                       466,114         0.5
Transportation Infrastructure        548,988         0.6
Water Utilities                      211,129         0.2
Wireless Telecommunication
  Services                         1,959,210         2.2
                                ------------    --------
                                 115,017,969       129.1
Liabilities in Excess of
  Cash and Other Assets          (25,924,208)      (29.1)
                                ------------    --------
Net Assets                      $ 89,093,761       100.0%
                                ============    ========




+    Percentages indicated are based on Fund
     net assets.





78    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay 130/30 International Fund investments sold short by industry.

                                       VALUE    PERCENT+

Aerospace & Defense             $ (1,119,938)       (1.2)%
Air Freight & Logistics             (541,238)       (0.6)
Auto Components                     (261,516)       (0.3)
Automobiles                         (204,569)       (0.2)
Biotechnology                       (711,682)       (0.8)
Building Products                   (301,564)       (0.3)
Capital Markets                     (266,933)       (0.3)
Chemicals                         (1,478,802)       (1.6)
Commercial Banks                    (473,230)       (0.5)
Commercial Services &
  Supplies                          (199,784)       (0.2)
Communications Equipment            (411,316)       (0.5)
Computers & Peripherals             (273,374)       (0.3)
Construction & Engineering          (714,727)       (0.8)
Construction Materials              (228,859)       (0.3)
Consumer Finance                    (403,643)       (0.5)
Diversified Consumer Services       (103,045)       (0.1)
Diversified Financial
  Services                          (262,026)       (0.3)
Diversified Telecommunication
  Services                          (447,298)       (0.5)
Electric Utilities                  (496,037)       (0.6)
Electrical Equipment                (640,756)       (0.7)
Electronic Equipment &
  Instruments                     (1,158,332)       (1.3)
Energy Equipment & Services         (764,832)       (0.9)
Food & Staples Retailing            (654,225)       (0.7)
Food Products                       (320,730)       (0.4)
Health Care Equipment &
  Supplies                          (271,181)       (0.3)
Health Care Providers &
  Services                          (542,419)       (0.6)
Health Care Technology              (102,791)       (0.1)
Hotels, Restaurants & Leisure       (494,222)       (0.6)
Household Durables                  (841,787)       (0.9)
Household Products                   (40,768)       (0.0)++
Independent Power Producers &
  Energy Traders                     (79,476)       (0.1)
Industrial Conglomerates            (879,103)       (1.0)
Insurance                           (212,567)       (0.2)
IT Services                         (455,406)       (0.5)
Leisure Equipment & Products         (82,640)       (0.1)
Life Sciences Tools &
  Services                          (690,177)       (0.8)
Machinery                         (1,041,690)       (1.2)
Marine                              (275,764)       (0.3)
Media                               (651,839)       (0.7)
Metals & Mining                     (796,057)       (0.9)
Multi-Utilities                     (133,961)       (0.2)
Oil, Gas & Consumable Fuels       (1,702,023)       (1.9)
Paper & Forest Products             (236,396)       (0.3)
Pharmaceuticals                     (591,534)       (0.7)
Professional Services                (24,025)       (0.0)++
Real Estate Investment Trusts       (639,685)       (0.7)
Real Estate Management &
  Development                       (284,176)       (0.3)
Semiconductors &
  Semiconductor Equipment           (513,447)       (0.6)
Software                            (388,011)       (0.4)
Specialty Retail                    (238,555)       (0.3)
Textiles, Apparel & Luxury
  Goods                             (350,120)       (0.4)
Trading Companies &
  Distributors                      (595,348)       (0.7)
Transportation Infrastructure       (608,916)       (0.7)
                               -------------    --------
                               $ (26,202,540)      (29.4) %
                               =============    ========





+    Percentages indicated are based on Fund
     net assets.
++   Less than one-tenth of a percent.







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              79

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities before
  investments sold short, at value
  (identified cost $128,522,596)          $115,017,969
Cash denominated in foreign currencies
  (identified cost $33,664)                     33,707
Receivables:
  Dividends and interest                       504,352
  Fund shares sold                              27,227
Other assets                                    14,522
                                          ------------
     Total assets                          115,597,777
                                          ------------
LIABILITIES:
Investments sold short (proceeds
  $25,378,439)                              26,202,540
Cash collateral due to broker                      153
Payables:
  Dividends on investments sold short           82,840
  Broker fees and charges on short sales        79,457
  Custodian                                     58,501
  Manager (See Note 3)                          43,670
  Professional fees                             23,838
  Shareholder communication                      5,860
  Fund shares redeemed                           4,813
  Transfer agent (See Note 3)                    1,552
  Directors                                        640
  Investment securities purchased                   89
  NYLIFE Distributors (See Note 3)                  63
                                          ------------
     Total liabilities                      26,504,016
                                          ------------
Net assets                                $ 89,093,761
                                          ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 800 million shares authorized    $    183,032
Additional paid-in capital                 142,114,278
                                          ------------
                                           142,297,310
Accumulated undistributed net investment
  income                                       548,512
Accumulated net realized loss on
  investments, investments sold short
  and foreign currency transactions        (39,421,720)
Net unrealized depreciation on
  investments                              (13,504,627)
Net unrealized depreciation on
  investments sold short                      (824,101)
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies             (1,613)
                                          ------------
Net assets                                $ 89,093,761
                                          ============
INVESTOR CLASS
Net assets applicable to outstanding
  shares                                  $    103,576
                                          ============
Shares of capital stock outstanding             21,331
                                          ============
Net asset value per share outstanding     $       4.86
Maximum sales charge (5.50% of offering
  price)                                          0.28
                                          ------------
Maximum offering price per share
  outstanding                             $       5.14
                                          ============
CLASS A
Net assets applicable to outstanding
  shares                                  $     50,227
                                          ============
Shares of capital stock outstanding             10,348
                                          ------------
Net asset value per share outstanding     $       4.85
Maximum sales charge (5.50% of offering
  price)                                          0.28
                                          ------------
Maximum offering price per share
  outstanding                             $       5.13
                                          ============
CLASS C
Net assets applicable to outstanding
  shares                                  $     40,587
                                          ============
Shares of capital stock outstanding              8,474
                                          ============
Net asset value and offering price per
  share outstanding                       $       4.79
                                          ============
CLASS I
Net assets applicable to outstanding
  shares                                  $ 88,899,371
                                          ============
Shares of capital stock outstanding         18,263,039
                                          ============
Net asset value and offering price per
  share outstanding                       $       4.87
                                          ============






80    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  1,490,714
  Interest                                    490
                                     ------------
     Total income                       1,491,204
                                     ------------
EXPENSES:
  Manager (See Note 3)                    348,871
  Broker fees and charges on short
     sales                                265,714
  Dividends on investments sold
     short                                248,196
  Custodian                                82,537
  Registration                             26,723
  Professional fees                        26,109
  Shareholder communication                14,019
  Offering (See Note 2)                     4,388
  Transfer agent--Investor Class
     (See Note 3)                              74
  Transfer agent--Class A (See Note
     3)                                         4
  Transfer agent--Class C (See Note
     3)                                        32
  Transfer agent--Class I (See Note
     3)                                     4,178
  Directors                                 1,951
  Distribution/Service--Investor
     Class (See Note 3)                       113
  Distribution/Service--Class A
     (See Note 3)                              70
  Service--Class C (See Note 3)                49
  Distribution--Class C (See Note
     3)                                       148
  Miscellaneous                             4,503
                                     ------------
     Total expenses before waiver       1,027,679
  Expense waiver from Manager (See
     Note 3)                              (84,987)
                                     ------------
     Net expenses                         942,692
                                     ------------
Net investment income                     548,512
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions              $(28,273,646)
  Investments sold short                 (721,993)
  Foreign currency transactions             5,605
                                     ------------
Net realized loss on investments,
  investments sold short and
  foreign currency transactions       (28,990,034)
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions                24,906,626
  Investments sold short                 (824,101)
  Translation of other assets and
     liabilities in foreign
     currencies                            (8,251)
                                     ------------
Net change in unrealized
  depreciation on investments,
  investments sold short and
  foreign currency transactions        24,074,274
                                     ------------
Net realized and unrealized loss on
  investments, investments sold
  short and foreign currency
  transactions                         (4,915,760)
                                     ------------
Net decrease in net assets
  resulting from operations          $ (4,367,248)
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $154,170.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              81

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009           2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $    548,512   $  1,477,049
 Net realized loss on
  investments, investments
  sold short and foreign
  currency transactions         (28,990,034)   (13,316,042)
 Net change in unrealized
  appreciation (depreciation)
  on investments, investments
  sold short and foreign
  currency transactions          24,074,274    (38,638,082)
                               ---------------------------
 Net decrease in net assets
  resulting from operations      (4,367,248)   (50,477,075)
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Class A                              --            (94)
    Class C                              --            (62)
    Class I                              --        (82,173)
                               ---------------------------
                                         --        (82,329)
                               ---------------------------
 From net realized gain on investments:
    Class A                              --            (69)
    Class C                              --           (164)
    Class I                              --        (78,798)
                               ---------------------------
                                         --        (79,031)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                           --       (161,360)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         27,612,366    115,315,925
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                      --        161,349
 Cost of shares redeemed        (10,259,351)      (694,950)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          17,353,015    114,782,324
                               ---------------------------
    Net increase in net
     assets                      12,985,767     64,143,889

NET ASSETS:
Beginning of period              76,107,994     11,964,105
                               ---------------------------
End of period                  $ 89,093,761   $ 76,107,994
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $    548,512   $         --
                               ===========================






82    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


CASH FLOWS USED IN OPERATING ACTIVITIES:
Net decrease in net assets
  resulting from operations          $  (4,367,248)
Adjustments to reconcile net
  decrease in net assets resulting
  from operations to net cash used
  in operating activities:
  Investments purchased               (102,268,657)
  Investments sold                      60,218,330
  Securities sold short                 38,710,313
  Purchases to cover securities
     sold short                        (14,053,868)
  Purchase of short term
     investments, net                     (865,280)
  Decrease in investment securities
     sold receivable                         5,282
  Increase in dividends and
     interest receivable                  (109,677)
  Decrease in other assets                   8,671
  Decrease in deposit at brokers
     for securities sold short              11,525
  Increase in investment securities
     purchased payable                          11
  Increase in broker fees and
     charges on short sales                 58,665
  Increase in dividends payable for
     securities sold short                  28,507
  Increase in collateral due to
     broker                                    153
  Decrease in professional fees
     payable                                (7,522)
  Decrease in custodian payable             (3,903)
  Decrease in shareholder
     communication payable                 (24,060)
  Increase in due to directors                 340
  Increase in due to manager                13,729
  Decrease in due to transfer agent           (320)
  Decrease in due to NYLIFE
     Distributors                               (9)
  Decrease in accrued expenses and
     other liabilities                      (8,275)
  Net change in unrealized
     depreciation on investments       (24,906,626)
  Net realized loss from
     investments                        28,273,646
  Net change in unrealized
     depreciation on securities
     sold short                            824,101
  Net realized loss from securities
     sold short                            721,993
                                     -------------
Net cash used in operating
  activities                           (17,740,179)
                                     -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold               27,585,139
Payment on shares redeemed             (10,254,538)
                                     -------------
Net cash from financing activities      17,330,601
                                     -------------

NET DECREASE IN CASH:                     (409,578)
Cash at beginning of period                443,285
                                     -------------
Cash at end of period                $      33,707
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              83

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                  INVESTOR CLASS                            CLASS A
                            --------------------------    ------------------------------------------
                                          FEBRUARY 28,                                 SEPTEMBER 28,
                            SIX MONTHS       2008**       SIX MONTHS        YEAR           2007**
                               ENDED         THROUGH         ENDED         ENDED          THROUGH
                             APRIL 30,     OCTOBER 31,     APRIL 30,    OCTOBER 31,     OCTOBER 31,

                            ------------------------------------------------------------------------
                               2009*          2008           2009*          2008            2007
Net asset value at
  beginning of period         $ 5.20         $  8.74        $ 5.19        $ 10.32          $10.00
                              ------         -------        ------        -------          ------
Net investment income (a)       0.03            0.04          0.02           0.08            0.05
Net realized and
  unrealized gain (loss)
  on investments               (0.37)          (3.58)        (0.36)         (5.17)           0.27
                              ------         -------        ------        -------          ------
Total from investment
  operations                   (0.34)          (3.54)        (0.34)         (5.09)           0.32
                              ------         -------        ------        -------          ------
Less dividends and
  distributions:
  From net investment
     income                       --              --            --          (0.02)             --
  From net realized gain
     on investments               --              --            --          (0.02)             --
                              ------         -------        ------        -------          ------
Total dividends and
  distributions                   --              --            --          (0.04)             --
                              ------         -------        ------        -------          ------
Net asset value at end of
  period                      $ 4.86         $  5.20        $ 4.85        $  5.19          $10.32
                              ======         =======        ======        =======          ======
Total investment return
  (b)                          (6.54%)(c)     (40.50%)(c)    (6.55%)(c)    (49.50%)          3.20%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.22% ++        0.82% ++      1.06% ++       0.96%           6.17%++
  Net expenses (excluding
     short sale expenses)       1.70% ++        1.70% ++      1.60% ++       1.60%           1.60%++
  Expenses (including
     short sales expenses,
     before waiver)             3.64% ++        3.40% ++      3.43% ++       3.11%           7.37%++
  Short sale expenses           1.62% ++        1.19% ++      1.55% ++       1.05%           0.98%++
Portfolio turnover rate           73%            204%           73%           204%             26%
Net assets at end of
  period (in 000's)           $  104         $    90        $   50        $    61          $   32




                                              CLASS C                                       CLASS I
                            ------------------------------------------    ------------------------------------------
                                                         SEPTEMBER 28,                                 SEPTEMBER 28,
                            SIX MONTHS        YEAR           2007**       SIX MONTHS        YEAR           2007**
                               ENDED         ENDED          THROUGH          ENDED         ENDED          THROUGH
                             APRIL 30,    OCTOBER 31,     OCTOBER 31,      APRIL 30,    OCTOBER 31,     OCTOBER 31,

                            ----------------------------------------------------------------------------------------
                               2009*          2008            2007           2009*          2008            2007
Net asset value at
  beginning of period         $ 5.15        $ 10.32          $10.00         $  5.21       $ 10.32         $ 10.00
                              ------        -------          ------         -------       -------         -------
Net investment income
  (loss) (a)                    0.01          (0.01)           0.05            0.04          0.22            0.06
Net realized and
  unrealized gain (loss)
  on investments               (0.37)         (5.13)           0.27           (0.38)        (5.29)           0.26
                              ------        -------          ------         -------       -------         -------
Total from investment
  operations                   (0.36)         (5.14)           0.32           (0.34)        (5.07)           0.32
                              ------        -------          ------         -------       -------         -------
Less dividends and
  distributions:
  From net investment
     income                       --          (0.01)             --              --         (0.02)             --
  From net realized gain
     on investments               --          (0.02)             --              --         (0.02)             --
                              ------        -------          ------         -------       -------         -------
Total dividends and
  distributions                   --          (0.03)             --              --         (0.04)             --
                              ------        -------          ------         -------       -------         -------
Net asset value at end of
  period                      $ 4.79        $  5.15          $10.32         $  4.87       $  5.21         $ 10.32
                              ======        =======          ======         =======       =======         =======
Total investment return
  (b)                          (6.99%)(c)    (49.90%)          3.10%(c)       (6.53%)(c)   (49.29%)          3.20%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                     0.31% ++      (0.08%)          5.75%++         1.73% ++      2.80%           6.78%++
  Net expenses (excluding
     short sale expenses)       2.46% ++       2.41%           2.35%++         1.35% ++      1.35%           1.35%++
  Expenses (including
     short sales expenses,
     before waiver)             4.35% ++       3.94%           8.12%++         3.24% ++      2.73%           7.12%++
  Short sale expenses           1.57% ++       1.01%           0.98%++         1.62% ++      0.98%           0.98%++
Portfolio turnover rate           73%           204%             26%             73%          204%             26%
Net assets at end of
  period (in 000's)           $   41        $    44          $   27         $88,899       $75,912         $11,905




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.





84    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds" and each, individually, referred to as a "Fund"). These financial statements and notes relate to the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, MainStay 130/30 High Yield Fund and MainStay 130/30 International Fund (collectively, referred to as the "130/30 Funds" and each individually referred to as a "130/30 Fund"). Each is a diversified fund. A 130/30 fund is a fund that invests up to approximately 130 percent of its assets in long positions (either directly or indirectly through derivatives), while up to approximately 30 percent of its assets are sold short (either directly or indirectly through derivatives). The proceeds from the short strategies may be used to purchase all or a portion of the additional 30% of the long positions.

The 130/30 Funds commenced operations as follows:

 COMMENCEMENT OF
 OPERATIONS         FUNDS
                    MainStay 130/30 Core Fund
June 29, 2007       MainStay 130/30 Growth Fund
--------------------------------------------------
September 28, 2007  MainStay 130/30 International
                    Fund
--------------------------------------------------
December 14, 2007   MainStay 130/30 High Yield
                    Fund
--------------------------------------------------



Investor Class shares for the 130/30 Funds commenced operations on February 28, 2008.

The 130/30 Funds each currently offer four classes of shares, Investor Class, Class A, Class C and Class I. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered without an initial sales charge, although a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and conditions, except that Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The investment objective for each of the 130/30 Funds is as follows:

The MAINSTAY 130/30 CORE FUND seeks long-term growth of capital, with income as a secondary consideration.

The MAINSTAY 130/30 GROWTH FUND seeks long-term growth of capital.

The MAINSTAY 130/30 HIGH YIELD FUND seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

The MAINSTAY 130/30 INTERNATIONAL FUND seeks to provide long-term growth of capital with income as a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The 130/30 Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the 130/30 Funds' Manager (as defined in Note 3(A)) in consultation with the 130/30 Funds' Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the 130/30 Funds' Manager in consultation with the 130/30 Funds' Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day a 130/30 Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Company has engaged an independent pricing service to provide market value quotations from dealers in loans. As of April 30, 2009, 100% of total investments in loans were valued based on prices from such services.


                                                   mainstayinvestments.com    85

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the 130/30 Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the 130/30 Fund's Manager, as defined in
Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the MainStay 130/30 High Yield and MainStay 130/30 International Funds held securities with a value of $200,390 and $676, respectively, that were valued in such a manner, and none of the other 130/30 Funds held any such securities.

Certain events may occur between the time that foreign markets close, on which securities held by the 130/30 Funds principally trade, and the time at which each 130/30 Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the 130/30 Funds' Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with each 130/30 Fund's policies and procedures.

The 130/30 Funds adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the 130/30 Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the 130/30 Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for each 130/30 Fund's investments is included at the end of each 130/30 Fund's Portfolio of Investments.

The valuation techniques used by the 130/30 Funds to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Underlying Funds utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.



86    MainStay 130/30 Funds

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the 130/30 Funds' financial statement disclosures.

(B) FEDERAL INCOME TAXES. Each of the 130/30 Funds is treated as a separate entity for federal income tax purposes. The 130/30 Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each 130/30 Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the 130/30 Funds from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the 130/30 Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The 130/30 Funds have not recorded any tax liabilities pursuant to FIN 48. Each of the 130/30 Funds' tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the 130/30 Funds' financial statements upon adoption. The Manager continually reviews the 130/30 Funds' tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The 130/30 Core Fund, 130/30 Growth Fund and 130/30 International Fund intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. The 130/30 High Yield Fund intends to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, quarterly. All dividends and distributions are reinvested in shares of the respective 130/30 Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The 130/30 Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the 130/30 Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The MainStay 130/30 High Yield Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from the non-accrual status when the issuer resumes interest payments or when the collectibility of the interest is reasonably assured.

(E) EXPENSES. Expenses of the Company are allocated to the individual 130/30 Funds in proportion to the net assets of the respective 130/30 Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by each 130/30 Fund, including those of related parties to the 130/30 Funds, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The 130/30 Funds may enter into repurchase agreements to earn income. The 130/30 Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the 130/30 Funds' Board of Directors. Repurchase agreements are considered under the

                                                   mainstayinvestments.com    87

Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the 130/30 Funds invest in repurchase agreements, the 130/30 Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the 130/30 Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The MainStay 130/30 High Yield Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The MainStay 130/30 High Yield Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the MainStay 130/30 High Yield Fund invests are generally readily marketable but may be subject to some restrictions on resale. For example, the MainStay 130/30 High Yield Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The MainStay 130/30 High Yield Fund assumed the credit risk of the borrower, the selling participant and any other persons interpositioned between the MainStay 130/30 High Yield Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or immediate participants become insolvent or enter into bankruptcy, the MainStay 130/30 High Yield Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the MainStay 130/30 High Yield Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. (See Note 6.)

(I) SWAP AGREEMENTS. The MainStay 130/30 High Yield and MainStay 130/30 International Funds may enter into credit default, interest rate, index and currency exchange rate swap agreements ("swaps") for purposes of attempting to obtain a particular desired return at a lower cost to the 130/30 Fund than if the 130/30 Fund had invested directly in an instrument that yielded the desired return or for other portfolio management purposes. In a standard swaps transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount." Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement.

The MainStay 130/30 International Fund may enter into total return swap agreements. Total return swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "total return swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the total return swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by MainStay 130/30 International Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a 130/30 Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). MainStay 130/30 International Fund's obligation under a swap agreement will be accrued daily (offset against any amounts owing to the 130/30 International Fund).

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the


88    MainStay 130/30 Funds
extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The 130/30 Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The 130/30 Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements and that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

(J) SECURITIES SOLD SHORT. The 130/30 Funds typically engage in short sales as part of their investment strategies. When a Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Accrued interest income and dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an interest expense and dividend expense, respectively, on the Statement of Operations.

(K) STATEMENT OF CASH FLOWS. The cash amount shown in the Statement of Cash Flows of each 130/30 Fund is the amount included in the 130/30 Fund's Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments or deposit at brokers for securities sold short. Cash may include domestic and foreign currency.

(L) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds enter into foreign currency forward contracts primarily to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Funds' returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects a extent of a Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Funds assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects a Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(M) FOREIGN CURRENCY TRANSACTIONS. The books and records of the 130/30 Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of

                                                   mainstayinvestments.com    89
differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Funds' books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N) REDEMPTION FEE. The MainStay 130/30 High Yield Fund and MainStay 130/30 International Fund impose a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the 130/30 Funds. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and are retained by the 130/30 Funds.

(O) OFFERING COSTS. Costs incurred by the 130/30 High Yield Fund in connection with the commencement of this 130/30 Fund's operations were being amortized on a straight line basis over twelve months.

(P) CONCENTRATION OF RISK. The MainStay 130/30 High Yield Fund invests in high yield debt securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, then higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The MainStay 130/30 High Yield Fund and MainStay 130/30 International Fund invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the MainStay 130/30 High Yield Fund and MainStay 130/30 International Fund to meet their obligations may be affected by economic or politcal developments in a specific country, industry or region.

(Q) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the 130/30 Funds' Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the 130/30 Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Funds. MacKay Shields LLC ("MacKay"), a registered investment advisor and an indirect, wholly-owned subsidiary of New York Life, serves as subadvisor to the MainStay 130/30 High Yield Fund and is responsible for the day-to-day portfolio management of that Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("MacKay Subadvisory Agreement") between New York Life Investments and the MacKay, New York Life Investments pays for MacKay's services. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Investments, serves as subadvisor to and manages the day-to-day investment operations of the 130/30 Core Fund, 130/30 Growth Fund and 130/30 International Fund. Pursuant to a Subadvisory Agreement between New York Life Investments and the Madison Square Investors, New York Life Investments pays for Madison Square Investors' services.

Each 130/30 Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of average daily net assets of that Fund as follows:

MainStay 130/30 Core Fund                 1.00%
----------------------------------------------
MainStay 130/30 Growth Fund               1.00
----------------------------------------------
MainStay 130/30 High Yield Fund           0.80
----------------------------------------------
MainStay 130/30 International Fund        1.10
----------------------------------------------



Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the MainStay 130/30 Core Fund's and MainStay 130/30 Growth Fund's management fee


90    MainStay 130/30 Funds
or reimburse the expenses of the appropriate classes of these Funds so that the class' total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which these 130/30 Funds invest) do not exceed the following percentages of average daily net assets for each class:
Investor Class, 1.60%; Class A, 1.50%; Class C, 2.35% and Class I, 1.25%. These expense limitations may be modified or terminated only with the approval of the Board of Directors.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the MainStay 130/30 High Yield Fund's management fee or reimburse the expenses of the appropriate class of the 130/30 High Yield Fund so that the class' total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which this 130/30 Fund invests) do not exceed the following percentages of average daily net assets for each class: Investor Class, 1.40%; Class A, 1.30%; Class C, 2.15% and Class I, 1.05%. These expense limitations may be modified or terminated only with the approval of the Board of Directors.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the MainStay 130/30 International Fund's management fee or reimburse the expenses of the appropriate class of the 130/30 International Fund so that the class' total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which this 130/30 Fund invests) do not exceed the following percentages of average daily net assets for each class: Investor Class, 1.70%; Class A, 1.60%; Class C, 2.45% and Class I, 1.35%. These expense limitations may be modified or terminated only with the approval of the Board of Directors.

Under each of the expense limitation agreements discussed above, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the applicable 130/30 Fund pursuant to the agreement if such action does not cause the 130/30 Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. For the six-month period ended April 30, 2009, New York Life Investments earned fees from the 130/30 Funds and waived/reimbursed such amounts pursuant to the contractual expense limitations described above as follows:

                                             WAIVED
                                     FEES      FEES
MainStay 130/30 Core Fund        $515,094   $    73
---------------------------------------------------
MainStay 130/30 Growth Fund       250,072    11,913
---------------------------------------------------
MainStay 130/30 High Yield Fund   465,623     3,112
---------------------------------------------------
MainStay 130/30 International
  Fund                            348,871    84,987
---------------------------------------------------



As of April 30, 2009, the amounts of waived/reimbursement fees subject to possible recoupment by New York Life Investments, and the related expiration dates are as follows:

                               OCTOBER 31,
                         2010       2011      2012      TOTAL
MainStay 130/30 Core
  Fund                $59,640   $ 55,286   $    73   $114,999
-------------------------------------------------------------
MainStay 130/30
  Growth Fund          63,866    101,301    11,913    177,080
-------------------------------------------------------------
MainStay 130/30 High
  Yield Fund               --     17,821     3,112     20,933
-------------------------------------------------------------
MainStay 130/30
  International Fund   47,667    212,518    84,987    345,172
-------------------------------------------------------------



State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Company, on behalf of the 130/30 Funds, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The 130/30 Funds, with respect to Investor Class, Class A and Class C shares, have adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from each applicable 130/30 Fund at an annual rate of 0.25% of the average daily net assets of the 130/30 Funds' Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the 130/30 Funds for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plans, each applicable 130/30 Fund pays the Distributor a

                                                   mainstayinvestments.com    91
monthly distribution fee, which is an expense of the Class C shares of the 130/30 Fund, at an annual rate of 0.75% of the average daily net assets of the 130/30 Funds' Class C shares. The Plans provide that the Class C shares of the 130/30 Funds also incur a shareholder service fee at an annual rate of 0.25% of the average daily net asset value of the Class C shares of the 130/30 Funds. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the 130/30 Funds' shares and service activities.

(C) SALES CHARGES. The 130/30 Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the six-month period ended April 30, 2009 were the following:

 MAINSTAY 130/30 CORE FUND
Investor Class                           $ 76
---------------------------------------------
Class A                                   137
---------------------------------------------




 MAINSTAY 130/30 GROWTH FUND
Investor Class                           $ 98
---------------------------------------------
Class A                                   161
---------------------------------------------




 MAINSTAY 130/30 HIGH YIELD FUND
Investor Class                          $   11
----------------------------------------------
Class A                                  1,503
----------------------------------------------




 MAINSTAY 130/30 INTERNATIONAL FUND
Investor Class                           $118
---------------------------------------------
Class A                                    36
---------------------------------------------



The 130/30 Funds were also advised that the Distributor retained contingent deferred sales charges on redemptions of Class C shares, for the six-month period ended April 30, 2009, as follows:

 MAINSTAY 130/30 CORE FUND
Class C                                  $233
---------------------------------------------



(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the 130/30 Funds' transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the 130/30 Funds for the six-month period ended April 30, 2009, were as follows:

MainStay 130/30 Core Fund               $ 5,713
-----------------------------------------------
MainStay 130/30 Growth Fund               5,662
-----------------------------------------------
MainStay 130/30 High Yield Fund          14,184
-----------------------------------------------
MainStay 130/30 International Fund        4,288
-----------------------------------------------



(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the 130/30 Funds have implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the 130/30 Funds with the following values and percentages of net assets as follows:

 MAINSTAY 130/30 CORE FUND
Investor Class                 $    15,783    42.0%
--------------------------------------------------
Class A                             13,700     6.5
--------------------------------------------------
Class C                             13,525     4.6
--------------------------------------------------
Class I                         13,697,550    10.5
--------------------------------------------------




 MAINSTAY 130/30 GROWTH FUND
Investor Class                  $   16,503    23.9%
--------------------------------------------------
Class A                             15,950     7.4
--------------------------------------------------
Class C                             15,750    12.0
--------------------------------------------------
Class I                          6,637,702     9.7
--------------------------------------------------




 MAINSTAY 130/30 HIGH YIELD FUND
Investor Class                 $    24,245     2.0%
--------------------------------------------------
Class A                             22,000     0.3
--------------------------------------------------
Class C                             22,000     3.3
--------------------------------------------------
Class I                         44,005,950    33.2
--------------------------------------------------






92    MainStay 130/30 Funds

 MAINSTAY 130/30 INTERNATIONAL FUND
Investor Class                  $   13,902    13.4%
--------------------------------------------------
Class A                             12,174    24.2
--------------------------------------------------
Class C                             12,011    29.6
--------------------------------------------------
Class I                          5,643,173     6.3
--------------------------------------------------



(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the 130/30 Funds by the Office of the General Council of New York Life Investments are payable directly by the 130/30 Funds. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay 130/30 Core Fund                $5,246
-----------------------------------------------
MainStay 130/30 Growth Fund               2,332
-----------------------------------------------
MainStay 130/30 High Yield Fund           5,876
-----------------------------------------------
MainStay 130/30 International Fund        3,134
-----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $6,445,474 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 Core Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY 130/30 CORE FUND

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2015               $  509
       2016                5,936
------------------------------------
      Total               $6,445
------------------------------------


At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $9,139,349 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 Growth Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY 130/30 GROWTH FUND

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2015               $  939
       2016                8,200
------------------------------------
      Total               $9,139
------------------------------------


At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $233,576 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 High Yield Fund through the years indicated. To the extent that these loss carryforwards are used to offset capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY 130/30 HIGH YIELD FUND

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016                $234
------------------------------------


At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $10,139,858 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 International Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY 130/30 INTERNATIONAL FUND

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016              $10,140
------------------------------------


The tax character of distributions paid during the year ended October 31, 2008 shown in the Statement of Changes in Net Assets, was as follows:

                                           2008
                                 ------------------------

                                          TAX BASED
                                 DISTRIBUTIONS FROM
                                    ORDINARY INCOME
MainStay 130/30 Core Fund                $   51,677
---------------------------------------------------------
MainStay 130/30 High Yield Fund           3,951,022
---------------------------------------------------------
MainStay 130/30 International
  Fund                                      161,360
---------------------------------------------------------





                                                   mainstayinvestments.com    93

NOTE 5--FOREIGN CURRENCY TRANSACTIONS:

As of April 30, 2009, the 130/30 Funds held the following foreign currency forward contracts:

MAINSTAY 130/30 HIGH YIELD FUND

As of April 30, 2009, the Fund held the following foreign currency:

                                                             CURRENCY        COST       VALUE
Euro                                                   EUR    232,151    $306,563    $307,159
---------------------------------------------------------------------------------------------



MAINSTAY 130/30 INTERNATIONAL FUND

As of April 30, 2009, the Fund held the following foreign currencies:

                                                              CURRENCY        COST       VALUE
Australian Dollar (a)                                   AUD       (475)    $  (342)    $  (345)
----------------------------------------------------------------------------------------------
Danish Krone (a)                                        DKK     (9,341)     (1,644)     (1,659)
----------------------------------------------------------------------------------------------
Euro                                                    EUR      5,435       7,201       7,191
----------------------------------------------------------------------------------------------
Pound Sterling                                          GBP        920       1,359       1,362
----------------------------------------------------------------------------------------------
Singapore Dollar (a)                                    SGD         (1)         (1)         (1)
----------------------------------------------------------------------------------------------
Swedish Krona                                           SEK    232,082      28,785      28,850
----------------------------------------------------------------------------------------------
Swiss Franc (a)                                         CHF     (1,930)     (1,694)     (1,691)
----------------------------------------------------------------------------------------------
  Total                                                                   $ 33,664    $ 33,707
----------------------------------------------------------------------------------------------



(a) Currency was overdrawn as of April 30, 2009.

NOTE 6--COMMITMENTS AND CONTINGENCIES:

At April 30, 2009, the 130/30 High Yield Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                                                UNREALIZED
                                                                UNFUNDED     APPRECIATION/
 BORROWER                                                     COMMITMENT    (DEPRECIATION)
Aleris International, Inc.
  DIP Term Loan
  due 2/15/10                                                   $248,568          $(31,835)
------------------------------------------------------------------------------------------
Lyondell Chemical Co.
  DIP Term Loan
  due 12/15/09                                                    89,132               991
------------------------------------------------------------------------------------------
  Total                                                         $337,700          $(30,844)
------------------------------------------------------------------------------------------



Each of these commitments is available until the maturity date of the security.

NOTE 7--CUSTODIAN:

State Street is the custodian of cash and securities of the 130/30 Funds. Custodial fees are charged to the 130/30 Funds based on the market value of securities in the 130/30 Funds and the number of certain cash transactions incurred by the 130/30 Funds.

NOTE 8--LINE OF CREDIT:

The 130/30 Funds, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these 130/30 Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such


94    MainStay 130/30 Funds
commitment fees are allocated among the 130/30 Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the 130/30 Funds on the line of credit during the six-month period ended April 30, 2009.

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

For the six-month period ended April 30, 2009, purchases and sales of securities, other than short-term securities, were as follows:

                                MAINSTAY 130/30         MAINSTAY 130/30         MAINSTAY 130/30         MAINSTAY 130/30
                                   CORE FUND              GROWTH FUND           HIGH YIELD FUND       INTERNATIONAL FUND
                             PURCHASES      SALES    PURCHASES      SALES    PURCHASES      SALES    PURCHASES      SALES
U.S. Government Securities    $     --   $     --      $    --    $    --      $    --    $    --     $     --    $    --
-------------------------------------------------------------------------------------------------------------------------
All Others                     222,448    158,263       86,541     49,247       60,250     32,903      102,265     60,218
-------------------------------------------------------------------------------------------------------------------------
Total                         $222,448   $158,263      $86,541    $49,247      $60,250    $32,903     $102,265    $60,218
-------------------------------------------------------------------------------------------------------------------------



NOTE 10--CAPITAL SHARE TRANSACTIONS:

MAINSTAY 130/30 CORE FUND

 INVESTOR CLASS                   SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                        1,682   $     9,441
Shares redeemed                   (1,696)       (9,031)
                              ------------------------
Net increase (decrease)              (14)  $       410
                              ========================
Period ended October 31,
  2008 (a):
Shares sold                        6,966   $    57,149
Shares redeemed                   (1,267)       (9,071)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                       5,699        48,078
Shares converted into
  Investor Class (See Note
  1)                               6,436        51,921
Shares converted from
  Investor Class (See Note
  1)                              (5,260)      (40,346)
                              ------------------------
Net increase                       6,875   $    59,653
                              ========================

(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                        9,901   $    53,112
Shares issued to
  shareholders in
  reinvestment of dividends           19           102
Shares redeemed                  (36,206)     (194,021)
                              ------------------------
Net decrease                     (26,286)  $  (140,807)
                              ========================
Year ended October 31, 2008:
Shares sold                       41,788   $   353,504
Shares issued to
  shareholders in
  reinvestment of dividends           24           217
Shares redeemed                  (12,533)     (105,000)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                      29,279       248,721
Shares converted into Class
  A (See Note 1)                   5,267        40,346
Shares converted from Class
  A (See Note 1)                  (6,442)      (51,921)
                              ------------------------
Net increase                      28,104   $   237,146
                              ========================

 CLASS C                          SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       28,032   $   151,296
Shares redeemed                  (11,940)      (60,477)
                              ------------------------
Net increase                      16,092   $    90,819
                              ========================
Year ended October 31, 2008:
Shares sold                       35,935   $   291,681
Shares redeemed                   (1,141)       (9,232)
                              ------------------------
Net increase                      34,794   $   282,449
                              ========================

 CLASS I                          SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                   10,227,707   $53,240,555
Shares issued to
  shareholders in
  reinvestment of dividends       29,161       160,966
Shares redeemed                 (669,107)   (3,600,383)
                              ------------------------
Net increase                   9,587,761   $49,801,138
                              ========================
Year ended October 31, 2008:
Shares sold                   11,637,752   $98,426,113
Shares issued to
  shareholders in
  reinvestment of dividends           22           203
Shares redeemed                  (42,436)     (352,112)
                              ------------------------
Net increase                  11,595,338   $98,074,204
                              ========================





                                                   mainstayinvestments.com    95

MAINSTAY 130/30 GROWTH FUND

 INVESTOR CLASS                   SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                        3,079   $    17,961
Shares redeemed                   (1,184)       (6,462)
                               -----------------------
Net increase                       1,895   $    11,499
                               =======================
Period ended October 31, 2008
  (a):
Shares sold                        3,985   $    37,356
Shares redeemed                     (258)       (2,596)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                       3,727        34,760
Shares converted into
  Investor Class (See Note 1)      5,196        48,675
                               -----------------------
Net increase                       8,923   $    83,435
                               =======================

(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                        5,100   $    29,740
Shares redeemed                   (6,954)      (41,917)
                               -----------------------
Net decrease                      (1,854)  $   (12,177)
                               =======================
Year ended October 31, 2008:
Shares sold                       32,212   $   300,982
Shares redeemed                  (36,053)     (352,645)
                               -----------------------
Net decrease in shares
  outstanding before
  conversion                      (3,841)      (51,663)
Shares converted from Class A
  (See Note 1)                    (5,196)      (48,675)
                               -----------------------
Net decrease                      (9,037)  $  (100,338)
                               =======================

 CLASS C                          SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                          236   $     1,354
Shares redeemed                   (4,472)      (24,830)
                               -----------------------
Net decrease                      (4,236)  $   (23,476)
                               =======================
Year ended October 31, 2008:
Shares sold                       20,455   $   203,079
Shares redeemed                   (2,125)      (18,950)
                               -----------------------
Net increase                      18,330   $   184,129
                               =======================

 CLASS I                          SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    4,351,739   $24,638,523
Shares redeemed                 (567,671)   (3,409,511)
                               -----------------------
Net increase                   3,784,068   $21,229,012
                               =======================
Year ended October 31, 2008:
Shares sold                    5,634,959   $53,269,979
Shares redeemed                 (457,423)   (4,436,778)
                               -----------------------
Net increase                   5,177,536   $48,833,201
                               =======================




MAINSTAY 130/30 HIGH YIELD FUND (A)

 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      127,842   $  1,036,582
Shares issued to
  shareholders in
  reinvestment of dividends        3,045         24,810
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     130,887      1,061,392
Shares converted into
  Investor Class (See Note
  1)                               3,572         29,326
                              -------------------------
Net increase                     134,459   $  1,090,718
                              =========================
Period ended October 31,
  2008:
Shares sold                        2,541   $     25,000
Shares issued to shareholder
  in reinvestment of
  dividends                          119          1,150
                              -------------------------
Net increase in shares
  outstanding before
  conversion                       2,660         26,150
Shares converted into
  Investor Class (See Note
  1)                               1,684         16,433
Shares converted from
  Investor Class (See Note
  1)                              (1,702)       (16,220)
                              -------------------------
Net increase                       2,642   $     26,363
                              =========================

 CLASS A                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      871,362   $  7,089,148
Shares issued to
  shareholders in
  reinvestment of dividends       13,434        108,434
Shares redeemed                 (146,006)    (1,192,265)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     738,790      6,005,317
Shares converted from Class
  A (See Note 1)                  (3,563)       (29,326)
                              -------------------------
Net increase                     735,227   $  5,975,991
                              =========================
Year ended October 31, 2008:
Shares sold                       70,824   $    652,382
Shares issued to
  shareholders in
  reinvestment of dividends          684          6,430
Shares redeemed                   (2,177)       (19,622)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                      69,331        639,190
Shares converted into Class
  A (See Note 1)                   1,702         16,220
Shares converted from Class
  A (See Note 1)                  (1,684)       (16,433)
                              -------------------------
Net increase                      69,349   $    638,977
                              =========================



96    MainStay 130/30 Funds

 CLASS C                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       72,931   $    600,643
Shares issued to
  shareholders in
  reinvestment of dividends        1,389         11,358
                              -------------------------
Net increase                      74,320   $    612,001
                              =========================
Year ended October 31, 2008:
Shares sold                        2,500   $     25,000
                              -------------------------
Net increase                       2,500   $     25,000
                              =========================

 CLASS I                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    2,229,520   $ 17,833,637
Shares issued to
  shareholders in
  reinvestment of dividends      410,392      3,227,787
Shares redeemed                 (747,221)    (6,070,754)
                              -------------------------
Net increase                   1,892,691   $ 14,990,670
                              =========================
Year ended October 31, 2008:
Shares sold                   13,617,218   $134,695,273
Shares issued to
  shareholders in
  reinvestment of dividends      193,658      1,844,708
Shares redeemed                 (655,550)    (5,652,087)
                              -------------------------
Net increase                  13,155,326   $130,887,894
                              =========================




(a) Investor Class shares were first offered on February 28, 2008. Class A, Class C and Class I shares were first offered on December 14, 2007.

MAINSTAY 130/30 INTERNATIONAL FUND

 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                        3,400   $     16,264
Shares redeemed                   (2,294)       (10,819)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                       1,106          5,445
Shares converted into
  Investor Class (See Note
  1)                               2,829         12,590
                              -------------------------
Net increase                       3,935   $     18,035
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                       12,015   $    100,679
Shares redeemed                     (676)        (5,848)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                      11,339         94,831
Shares converted into
  Investor Class (See Note
  1)                               6,057         51,181
                              -------------------------
Net increase                      17,396   $    146,012
                              =========================
(a) Investor Class shares were first offered on
    February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                        1,442   $      6,585
Net increase in shares
  outstanding before
  conversion                       1,442          6,585
Shares converted from Class
  A (See Note 1)                  (2,836)       (12,590)
                              -------------------------
Net decrease                      (1,394)  $     (6,005)
                              =========================
Year ended October 31, 2008:
Shares sold                       20,425   $    172,218
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   17            163
Shares redeemed                   (5,691)       (41,247)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                      14,751        131,134
Shares converted from Class
  A (See Note 1)                  (6,064)       (51,181)
                              -------------------------
Net increase                       8,687   $     79,953
                              =========================

 CLASS C                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                          220   $      1,000
Shares redeemed                     (357)        (1,375)
                              -------------------------
Net decrease                        (137)  $       (375)
                              =========================
Year ended October 31, 2008:
Shares sold                        8,946   $     80,860
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   23            215
Shares redeemed                   (3,004)       (21,418)
                              -------------------------
Net increase                       5,965   $     59,657
                              =========================

 CLASS I                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    6,044,716   $ 27,588,517
Shares redeemed               (2,364,891)   (10,247,157)
                              -------------------------
Net increase                   3,679,825   $ 17,341,360
                              =========================
Year ended October 31, 2008:
Shares sold                   13,491,519   $114,962,168
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               16,527        160,971
Shares redeemed                  (78,489)      (626,437)
                              -------------------------
Net increase                  13,429,557   $114,496,702
                              =========================




NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the 130/30 Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the 130/30 Funds' financial positions, performance and cash flows. Management is currently evaluating the

                                                   mainstayinvestments.com    97
impact the adoption of SFAS 161 will have on the 130/30 Funds' financial statements and related disclosures.

NOTE 12--OTHER MATTERS:

Lehman Brothers International Europe ("LBIE") is one of the MainStay 130/30 High Yield Fund's trading counterparties for executing securities sold short transactions. In connection with these securities sold short transactions, the MainStay 130/30 High Yield Fund has pledged securities as collateral to LBIE, which securities are held in an account with MainStay 130/30 High Yield Fund's custodian, State Street Bank and Trust Company, for the benefit of LBIE. As of April 30, 2009, these pledged securities had a market value of approximately $40.8 million.

LBIE was placed in administration under the U.K. Insolvency Act on September 15, 2008. Accordingly, the 130/30 High Yield Fund's ability to transact with LBIE is limited, and the Fund is unable to close out securities sold short with LBIE with a market value as of April 30, 2009, of approximately $22.6 million nor has the MainStay 130/30 High Yield Fund been able to sell the securities that are pledged as collateral for the benefit of LBIE. This may have an impact on the MainStay 130/30 High Yield Fund's ability to fully implement its investment strategy. The Fund is recording its obligations on short sales based on the Manager's belief that the Fund will ultimately settle those short sales at fair value on the date of settlement. Should the settlement amount of the open short positions be something other than the fair value on the date of the settlement, the value of this liability could be materially impacted.




98    MainStay 130/30 Funds

BOARD CONSIDERATION AND APPROVAL OF NEW SUBADVISORY AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended ("1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), review and approve the fund's investment advisory agreements. At its meeting on September 25, 2008, the Board of Directors of Eclipse Funds Inc. (the "Board" of the "Company"), which was comprised solely of Independent Directors, unanimously approved a new subadvisory agreement (the "Subadvisory Agreement") between New York Life Investment Management LLC ("New York Life Investments"), manager of the Company, and Madison Square Investors LLC ("Madison Square Investors") with respect to each of the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund and MainStay 130/30 International Fund (collectively, the "Funds"). Madison Square Investors is a new affiliate of New York Life Investments formed to accommodate a lift-out of New York Life Investments' Equity Investors Group ("EIG"), a division of New York Life Investments that historically has provided investment advisory services to the Funds, effective December 27, 2008 (the "Reorganization"). New York Life Investments advised the Board that EIG would be better positioned in the institutional marketplace as a separate investment boutique rather than as a division of New York Life Investments. In considering the approval of the Subadvisory Agreement, the Board was provided with information from New York Life Investments confirming that, in connection with the Reorganization: (i) no material change in the nature or the level of the services provided to the Funds would occur; (ii) no increase in the investment advisory fees payable by any of the Funds would be implemented; (iii) no material changes were expected in the personnel responsible for management of the Funds; and (iv) existing shareholders would be notified of the Reorganization. Furthermore, the Board considered an opinion from outside counsel to New York Life Investments confirming that the Subadvisory Agreement did not require shareholder approval.

In reaching its decision to approve the Subadvisory Agreement, the Board considered a variety of information furnished to the Board from New York Life Investments. The Board also requested and received responses from New York Life Investments to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board considered its historical experience with EIG's capabilities and resources, and its evaluation of EIG in connection with previous contract review processes between December 2007 and June 2008 (the "Prior Contract Review Processes").

In determining to approve the new Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Funds by Madison Square Investors;
(ii) the investment performance of the Funds and the historical investment performance of similar funds managed by Madison Square Investors; (iii) the costs of the services to be provided, and profits to be realized, by Madison Square Investors from its relationship with the Funds; (iv) the extent to which economies of scale may be realized as the Funds grow, and the extent to which economies of scale may benefit the Funds' investors; and (v) the reasonableness of the Funds' management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board's decision to approve the Subadvisory Agreement was based on a comprehensive consideration of all the information provided to the Board in connection with its review of the Subadvisory Agreement. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Subadvisory Agreement is provided below.

NATURE, EXTENT, AND QUALITY OF SERVICES TO BE PROVIDED

In considering the approval of the Subadvisory Agreement, the Board examined the nature, extent and quality of the services that EIG historically had provided to the Funds, and that Madison Square Investors would provide to the Funds. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged EIG's historical service to the Funds, and took note of the experience of EIG's portfolio managers, the number of accounts managed by the portfolio managers and EIG's method for compensating portfolio managers. The Board also considered the experience of senior personnel at EIG. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Funds are likely to benefit from the nature, extent and quality of these services as a result of Madison Square Investors' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating investment performance, the Board took note of the Funds' historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, with consideration for the Funds' investment objectives, strategies and risks, as disclosed in the Funds' prospectus. The Board considered information about each Fund's investment performance that is provided to the Board in connection with its regularly scheduled meetings, and also took note of information

                                                   mainstayinvestments.com    99
provided in connection with the Prior Contract Review Processes showing the investment performance of each Fund as compared to similar mutual funds managed by other investment advisers. The Board also considered the strength of Madison Square Investors' resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the selection of Madison Square Investors as subadviser to the Funds is likely to benefit the Funds' long-term investment performance.

COSTS OF THE SERVICES TO BE PROVIDED BY MADISON SQUARE INVESTORS

The Board considered the estimated costs of the services and profits to be realized by Madison Square Investors under the Subadvisory Agreement, taking into account profitability information provided to the Board in connection with the Prior Contract Review Processes. Because Madison Square Investors is an affiliate of New York Life Investments whose subadvisory fees for advising the Funds will be paid directly by New York Life Investments, the Board considered the cost and profitability information for New York Life Investments and Madison Square Investors in the aggregate. In evaluating these estimated costs and profits, the Board considered, among other things, EIG's investments in personnel, systems, equipment and other resources necessary to manage the Funds. The Board acknowledged that Madison Square Investors must be in a position to pay and retain experienced professional personnel to provide services to the Funds, and that Madison Square Investors' ability to maintain a strong financial position is important in order for Madison Square Investors to provide high-quality ongoing services to the Funds and their shareholders.

The Board also considered certain fall-out benefits that may be realized by Madison Square Investors due to its relationship with the Funds. The Board recognized, for example, the benefits to Madison Square Investors from legally permitted "soft-dollar" arrangements by which brokers may provide research and other services to Madison Square Investors in exchange for commissions paid by the Funds with respect to trades on a Fund's portfolio securities.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that any profits realized by Madison Square Investors due to its relationship with the Funds will be fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUNDS GROW

The Board also considered whether the Funds' expense structure permitted economies of scale to be shared with the Funds' investors. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board took note of the extent to which the Funds benefit from economies of scale through expense waivers and reimbursements. The Board also observed that New York Life Investments historically has subsidized the Funds' overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Funds' fee schedules and expense structures appropriately reflect economies of scale for the benefit of the Funds' investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Funds' expense structures as the Funds continue to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board considered the reasonableness of the fees to be paid under the existing management and new Subadvisory Agreement, and the Funds' total ordinary operating expenses. The Board considered that the fees to be paid to Madison Square Investors under the Subadvisory Agreement are paid by New York Life Investments, not the Funds, and will result in no increase in the Funds' expenses. The Board noted that New York Life Investments will retain half of its management fee under the new Subadvisory Agreement with Madison Square Investors, consistent with the management and subadvisory fee structure used for other subadvisory relationships between New York Life Investments and its affiliates.

In assessing the reasonableness of the Funds' management and subadvisory fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with New York Life Investments in recent years and observed that New York Life Investments has subsidized the total ordinary operating expenses of the Funds' share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Funds' management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Subadvisory Agreement, supports the conclusion that these fees to be paid under the Subadvisory Agreement are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the new Subadvisory Agreement with Madison Square Investors.



100    MainStay 130/30 Funds

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at mainstayinvestments.com; and
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Company is required to file with the SEC its proxy voting records for each of its funds for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                  mainstayinvestments.com    101

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO15936         (RECYCLE LOGO)          MS140-09          MS30ALL10-06/09
                                                                          C2

 (MAINSTAY INVESTMENTS LOGO)

                 MAINSTAY RETIREMENT 2010 FUND

                 MAINSTAY RETIREMENT 2020 FUND

                 MAINSTAY RETIREMENT 2030 FUND

                 MAINSTAY RETIREMENT 2040 FUND

                 MAINSTAY RETIREMENT 2050 FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                        Not part of the Semiannual Report

 (MAINSTAY INVESTMENTS LOGO)

                 MAINSTAY RETIREMENT 2010 FUND

                 MAINSTAY RETIREMENT 2020 FUND

                 MAINSTAY RETIREMENT 2030 FUND

                 MAINSTAY RETIREMENT 2040 FUND

                 MAINSTAY RETIREMENT 2050 FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

MAINSTAY RETIREMENT 2010 FUND               5
---------------------------------------------

MAINSTAY RETIREMENT 2020 FUND              18
---------------------------------------------

MAINSTAY RETIREMENT 2030 FUND              32
---------------------------------------------

MAINSTAY RETIREMENT 2040 FUND              46
---------------------------------------------

MAINSTAY RETIREMENT 2050 FUND              60
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              74
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF NEW
SUBADVISORY AGREEMENT                      89
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        91
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       91

MAINSTAY RETIREMENT 2010 FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR     (6/29/07)
---------------------------------------------------------
With sales charges         -3.44%    -23.77%     -13.13%
Excluding sales charges     2.18     -19.33      -10.42




(PERFORMANCE GRAPH)

                                                             LEHMAN BROTHERS
              MAINSTAY RETIREMENT    S&P 500    MSCI EAFE     AGGREGATE BOND
                   2010 FUND          INDEX       INDEX           INDEX
              -------------------    -------    ---------    ---------------
6/20/07               9450            10000       10000           10000
                      9569             9367        9641           10800
4/30/09               7720             6059        5518           11214






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


                                                  SINCE
AVERAGE ANNUAL              SIX        ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR     (6/29/07)
---------------------------------------------------------
With sales charges         -3.41%    -23.74%     -13.12%
Excluding sales charges     2.21     -19.30      -10.40




(PERFORMANCE GRAPH)

                                                                       LEHMAN BROTHERS
                        MAINSTAY RETIREMENT    S&P 500    MSCI EAFE     AGGREGATE BOND
                             2010 FUND          INDEX       INDEX           INDEX
                        -------------------    -------    ---------    ---------------
6/29/07                        23625            25000       25000           25000
                               23923            23416       24103           27000
4/30/09                        19305            15147       13796           28036






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------


                   SIX                  SINCE
AVERAGE ANNUAL    MONTHS      ONE     INCEPTION
TOTAL RETURNS                YEAR     (6/29/07)
-----------------------------------------------
                   2.39%    -19.14%     -10.20%




(PERFORMANCE GRAPH)

                                                                               LEHMAN BROTHERS
                                MAINSTAY RETIREMENT    S&P 500    MSCI EAFE     AGGREGATE BOND
                                     2010 FUND          INDEX       INDEX           INDEX
                                -------------------    -------    ---------    ---------------
6/29/07                                10000            10000       10000           10000
                                       10149             9367        9641           10800
4/30/09                                 8206             6059        5518           11214





1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million or more. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------


                                        SINCE
AVERAGE ANNUAL     SIX        ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                   2.19%    -19.36%     -10.48%




(PERFORMANCE GRAPH)

                                                             LEHMAN BROTHERS
              MAINSTAY RETIREMENT    S&P 500    MSCI EAFE     AGGREGATE BOND
                   2010 FUND          INDEX       INDEX           INDEX
              -------------------    -------    ---------    ---------------
6/29/07              10000            10000       10000           10000
                     10118             9367        9641           10800
4/30/09               8159             6059        5518           11214






CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------


                                        SINCE
AVERAGE ANNUAL     SIX        ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                   2.03%    -19.65%     -10.76%




(PERFORMANCE GRAPH)

                                                                                    LEHMAN BROTHERS
                                     MAINSTAY RETIREMENT    S&P 500    MSCI EAFE     AGGREGATE BOND
                                          2010 FUND          INDEX       INDEX           INDEX
                                     -------------------    -------    ---------    ---------------
6/29/07                                     10000            10000       10000           10000
                                            10096             9367        9641           10800
4/30/09                                      8112             6059        5518           11214







 BENCHMARK PERFORMANCE                              SIX       ONE       SINCE
                                                  MONTHS     YEAR     INCEPTION
-------------------------------------------------------------------------------
S&P 500(R) Index(5)                                         -8.53%     -35.31%
-23.86%
MSCI EAFE(R) Index(6)                                       -2.64      -42.76
-27.63
Barclays Capital U.S. Aggregate Bond Index(7)                7.74        3.84
6.43
Average Lipper mixed-asset target 2010 fund(8)               0.03      -22.33
-13.11



2. Performance figures for Investor Class shares, first offered February 28, 2008 include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Class R2 shares commenced investment operations on January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
4. Class R3 shares commenced investment operations on May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500 Index is the Fund's broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers(R) U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper mixed-asset target 2010 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not to exceed the year 2010. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Retirement 2010 Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/08(3)        4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES           $1,000.00       $1,021.80        $2.06          $1,022.80         $2.06
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $1,022.10        $1.91          $1,022.90         $1.91
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $1,023.90        $0.65          $1,024.10         $0.65
---------------------------------------------------------------------------------------------------------

CLASS R2 SHARES(2)              $1,000.00       $1,021.90        $1.50          $1,014.00         $1.50
---------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                 $1,000.00       $1,020.30        $3.61          $1,021.20         $3.61
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.41% for Investor Class, 0.38% for Class A, 0.13% for Class I, 0.48% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 days for Investor Class, Class A, Class I and Class R3 (to reflect the one-half year period) and 113 days for Class R2 (to reflect the since-inception period). In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense ratios.
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2009. Had these shares been offered for the full six-month period ended April 30, 2009, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $2.41 and the ending account value would have been $1,022.41.
3. Class R2 shares began investment operations on January 8, 2009.


                                                    mainstayinvestments.com    7

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2009

(COMPOSITION PIE CHART)

Total Return                                    57.3
Growth of Capital                               26.6
Current Income                                   8.3
Capital Appreciation                             7.7
Cash and Other Assets, Less Liabilities          0.1





See Portfolio of Investments on page 12 for specific holdings within these categories.






8    MainStay Retirement 2010 Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY RETIREMENT 2010 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Retirement 2010 Fund returned 2.18% for Investor Class shares and 2.21% for Class A shares for the six months ended April 30, 2009. Over the same period, Class I shares returned 2.39%, Class R2 Shares returned 2.19% and Class R3 shares returned 2.03%. All share classes outperformed the 0.03% return of the average Lipper(1) mixed-asset target 2010 fund and the -8.53% return of the S&P 500(R) Index(2) for the six months ended April 30, 2009. As of April 30, 2009, Class R1 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds known as Underlying Funds. The Underlying Funds may invest in domestic or international stocks at various capitalization levels or in fixed-income securities. Not all of these asset categories are reflected in the S&P 500(R) Index.

During the reporting period, the Fund's strong performance relative to its peers and its benchmark resulted primarily from the performance of the Underlying Funds in which the Fund invested. Underlying Funds that invested in mid-cap stocks, floating-rate debt or high-yield bonds contributed positively to the Fund's performance relative to the S&P 500(R) Index and the Fund's Lipper peers.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds are selected based upon the type and country of issuance of the securities in which they invest, the average credit quality of those securities and their duration. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the reporting period, we changed the Fund in three noteworthy ways. First, we shifted assets into MainStay Global High Income Fund, MainStay Floating Rate Fund, MainStay High Yield Corporate Bond Fund and MainStay 130/30 High Yield Fund, all of which invest in lower-quality debt instruments. This decision had a positive impact on the Fund's performance, as credit spreads(3) narrowed during the reporting period.

Second, we reduced the Fund's positions in MainStay Common Stock Fund and MainStay Growth Equity Fund and directed the proceeds primarily to their sister funds, MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund. This decision detracted from the Fund's performance, as both of these MainStay 130/30 Funds struggled during the spring 2009 rally, when lower-quality securities outperformed their higher-quality counterparts.

Third, the Fund moved assets out of T. Rowe Price Emerging Markets Stock Fund and Lazard International Small Cap Portfolio and redirected the proceeds to MainStay 130/30 International Fund, MainStay International Equity Fund and MainStay ICAP International Fund. This change had a negative impact on the Fund's performance during the reporting period, because on average, larger companies operating in developed markets generated lower returns than smaller companies and companies based in developing countries.


----------
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the S&P 500(R) Index.
3. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGE 11 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                    mainstayinvestments.com    9

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

The Underlying Equity Fund holding with the highest return during the reporting period was T. Rowe Price Emerging Markets Stock Fund, which led by a wide margin. MainStay Large Cap Growth Fund and MainStay ICAP International Fund followed at a distance. The worst returns came from MainStay Value Fund and MainStay Common Stock Fund.

WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay Large Cap Growth Fund was the strongest contributor to the Fund's performance, followed by MainStay ICAP International Fund. MainStay MAP Fund, MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund were the Underlying Equity Funds that detracted the most from the Fund's performance.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Conditions were generally favorable for fixed-income investing during the reporting period. Interest rates on Treasury bills, notes and bonds fell as the Federal Open Market Committee targeted very low short-term interest rates and the Federal Reserve began to purchase bonds directly in an effort to bring down long-term borrowing costs. Signs that the economy may be nearing a low point brought further relief to the corporate bond markets in 2009. Spreads narrowed considerably, although they remained wide by historical standards. Bank loans also performed quite well in our view, as liquidity issues within that market began to improve.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In light of the historic widening of corporate bond spreads in 2008 and the widespread anticipation of an eventual recovery, the Fund began on March 10 to implement a bias toward lower-quality instruments. We maintained this bias throughout the remainder of the reporting period, and the market rewarded this positioning.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay Global High Income Fund and MainStay High Yield Corporate Bond Fund, both of which invest in lower-quality instruments.

American Century International Bond Fund, MainStay Institutional Bond Fund and MainStay Intermediate Term Bond Fund were among the Fund's worst-performing Underlying Fixed Income Funds, although all three posted positive results during the reporting period.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Retirement 2010 Fund

MainStay Retirement 2010 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The "target date" in a target-date fund is the approximate date an investor plans to start withdrawing money. Because target-date funds typically are managed to specific retirement dates or date ranges, investors may be taking on greater risk if the actual year of retirement differs dramatically from the investor's original estimated date of retirement. Target-date funds generally shift to a more conservative investment mix over time. While this may help manage risk, it does not guarantee earnings growth nor is the fund's principal value guaranteed at any time including at the target date. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation. Target-date funds allocate their investments among multiple asset classes, which can include U.S. and foreign equity securities and fixed-income securities.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield debt securities ("junk bonds") carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

- Investment in REITs carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, FUND SHAREHOLDERS TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS HELD IN UNDERLYING FUNDS THAT ARE MONEY MARKET FUNDS AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS AS DISCUSSED IN NOTE 10.

Before making an investment in the Fund, you should consider all the risks associated with it.


                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED




                                     SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 93.5%+
-----------------------------------------------------------

EQUITY FUNDS 49.5%
MainStay 130/30 Core Fund Class
  I                                 148,392   $     814,675
MainStay 130/30 Growth Fund
  Class I (a)                        58,898         378,711
MainStay 130/30 International
  Fund Class I (a)                  205,861       1,002,541
MainStay Common Stock Fund
  Class I                           249,747       2,087,887
MainStay Growth Equity Fund
  Class I                            61,289         492,760
MainStay ICAP Equity Fund Class
  I                                  63,489       1,563,734
MainStay ICAP International
  Fund Class I                       45,585       1,000,130
MainStay ICAP Select Equity
  Fund Class I                       66,012       1,577,023
MainStay International Equity
  Fund Class I                      101,830         994,877
MainStay Large Cap Growth Fund
  Class I (a)                       490,186       2,392,106
MainStay MAP Fund Class I            69,718       1,509,397
MainStay S&P 500 Index Fund
  Class I                            15,728         316,921
MainStay Small Cap Growth Fund
  Class I (a)(b)                     30,528         300,696
MainStay Small Company Value
  Fund Class I                        7,768          74,887
MainStay Value Fund Class I          60,951         704,594
                                              -------------
                                                 15,210,939

                                              -------------

FIXED INCOME FUNDS 44.0%
MainStay 130/30 High Yield Fund
  Class I                           125,057       1,101,749
MainStay Floating Rate Fund
  Class I                            58,172         464,797
MainStay Global High Income
  Fund Class I (b)                   19,652         185,907
MainStay High Yield Corporate
  Bond Fund Class I                 166,516         792,614
MainStay Indexed Bond Fund
  Class I                           699,792       7,676,714
MainStay Institutional Bond
  Fund Class I                      168,944       1,647,202
MainStay Intermediate Term Bond
  Fund Class I                      166,589       1,644,231
                                              -------------
                                                 13,513,214
                                              -------------
Total Affiliated Investment
  Companies
  (Cost $30,745,066)                             28,724,153
                                              -------------



UNAFFILIATED INVESTMENT COMPANIES 6.4%
-----------------------------------------------------------

EQUITY FUNDS 1.8%
Lazard International Small Cap
  Portfolio Institutional
  Shares                             50,367         238,739
T. Rowe Price Emerging Markets
  Stock Fund                         16,507         316,283
                                              -------------
                                                    555,022
                                              -------------

FIXED INCOME FUNDS 4.6%
American Century International
  Bond Fund Institutional Class      20,434         277,489
Western Asset Inflation Indexed
  Plus Bond Portfolio
  Institutional Class               114,732       1,112,903
                                              -------------
                                                  1,390,392
                                              -------------
Total Unaffiliated Investment
  Companies
  (Cost $2,105,936)                               1,945,414
                                              -------------
Total Investments
  (Cost $32,851,002) (c)               99.9%     30,669,567
Cash and Other Assets,
  Less Liabilities                      0.1          43,084
                                      -----    ------------
Net Assets                            100.0%  $  30,712,651
                                      =====    ============




+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(c)  At April 30, 2009, cost is $33,413,095
     for federal income tax purposes and net
     unrealized depreciation is as follows:




Gross unrealized appreciation      $   220,586
Gross unrealized depreciation       (2,964,114)
                                   -----------
Net unrealized depreciation        $(2,743,528)
                                   ===========



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices                $30,669,567
Level 2--Other Significant
  Observable Inputs                            --
Level 3--Significant Unobservable
  Inputs                                       --
                                      -----------
Total                                 $30,669,567
                                      ===========




The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).



12    MainStay Retirement 2010 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies,
  at value (identified cost
  $30,745,066)                        $28,724,153
Investments in unaffiliated
  investment companies, at value
  (identified cost $2,105,936)          1,945,414
Cash                                       77,208
Receivables:
  Fund shares sold                         25,144
  Manager (See Note 3)                     15,802
  Dividends                                 6,947
Other assets                               32,261
                                      -----------
     Total assets                      30,826,929
                                      -----------
LIABILITIES:
Payables:
  Investment securities purchased          77,207
  Transfer agent (See Note 3)              15,301
  Professional fees                        11,800
  Custodian                                 5,178
  Shareholder communication                 1,424
  NYLIFE Distributors (See Note 3)          1,300
  Directors                                    82
Accrued expenses                            1,986
                                      -----------
     Total liabilities                    114,278
                                      -----------
Net assets                            $30,712,651
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 750 million shares
  authorized                          $    38,702
Additional paid-in capital             35,541,897
                                      -----------
                                       35,580,599
Accumulated undistributed net
  investment income                       202,757
Accumulated net realized loss on
  investments                          (2,889,270)
Net unrealized depreciation on
  investments                          (2,181,435)
                                      -----------
Net assets                            $30,712,651
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $    84,909
                                      ===========
Shares of capital stock outstanding        10,705
                                      ===========
Net asset value per share
  outstanding                         $      7.93
Maximum sales charge (5.50% of
  offering price)                            0.46
                                      -----------
Maximum offering price per share
  outstanding                         $      8.39
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $ 4,535,622
                                      ===========
Shares of capital stock outstanding       573,750
                                      ===========
Net asset value per share
  outstanding                         $      7.91
Maximum sales charge (5.50% of
  offering price)                            0.46
                                      -----------
Maximum offering price per share
  outstanding                         $      8.37
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $25,101,663
                                      ===========
Shares of capital stock outstanding     3,160,666
                                      ===========
Net asset value and offering price
  per share outstanding               $      7.94
                                      ===========
CLASS R2
Net assets applicable to outstanding
  shares                              $    92,721
                                      ===========
Shares of capital stock outstanding        11,725
                                      ===========
Net asset value and offering price
  per share outstanding               $      7.91
                                      ===========
CLASS R3
Net assets applicable to outstanding
  shares                              $   897,736
                                      ===========
Shares of capital stock outstanding       113,315
                                      ===========
Net asset value and offering price
  per share outstanding               $      7.92
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies  $   486,303
  Dividend distributions from
     unaffiliated investment
     companies                             31,382
                                      -----------
     Total income                         517,685
                                      -----------
EXPENSES:
  Registration                             39,856
  Transfer agent--Investor Class
     (See Note 3)                              35
  Transfer agent--Class A (See Note
     3)                                     5,093
  Transfer agent--Classes I, R2 and
     R3 (See Note 3)                       25,067
  Professional fees                        14,227
  Manager (See Note 3)                     12,579
  Shareholder communication                12,410
  Distribution/Service--Investor
     Class (See Note 3)                        62
  Distribution/Service--Class A (See
     Note 3)                                5,296
  Distribution/Service--Class R2
     (See Note 3)                              59
  Distribution/Service--Class R3
     (See Note 3)                           1,047
  Custodian                                 4,586
  Distribution--Class R3 (See Note
     3)                                     1,047
  Directors                                   586
  Shareholder service--Class R2 (See
     Note 3)                                   24
  Shareholder service--Class R3 (See
     Note 3)                                  418
  Miscellaneous                             2,155
                                      -----------
     Total expenses before
       waiver/reimbursement               124,547
  Expense waiver/reimbursement from
     Manager (See Note 3)                (100,866)
                                      -----------
     Net expenses                          23,681
                                      -----------
Net investment income                     494,004
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                      (1,898,269)
  Unaffiliated investment company
     transactions                        (376,801)
  Realized gain distributions from
     unaffiliated investment
     companies                              4,594
                                      -----------
Net realized loss on investments
  from affiliated and unaffiliated
  investment companies                 (2,270,476)
                                      -----------
Net change in unrealized
  depreciation on investments           2,432,692
                                      -----------
Net realized and unrealized gain on
  Investments                             162,216
                                      -----------
Net increase in net assets resulting
  from operations                     $   656,220
                                      ===========







14    MainStay Retirement 2010 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009          2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $   494,004   $   380,623
 Net realized loss from
  affiliated and unaffiliated
  investment companies           (2,270,476)     (597,001)
 Net change in unrealized
  appreciation (depreciation)
  on investments                  2,432,692    (4,651,518)
                                -------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                        656,220    (4,867,896)
                                -------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                   (1,237)           --
    Class A                        (116,981)       (1,359)
    Class I                        (519,833)      (40,716)
    Class R3                        (18,140)           --
                                -------------------------
                                   (656,191)      (42,075)
                                -------------------------
 From net realized gain on investments:
    Class A                              --          (163)
    Class I                              --        (3,918)
                                -------------------------
                                         --        (4,081)
                                -------------------------
 Total dividends and
  distributions to
  shareholders                     (656,191)      (46,156)
                                -------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         11,604,723    34,898,971
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                 656,191        46,156
 Cost of shares redeemed         (6,999,528)   (5,791,060)
                                -------------------------
    Increase in net assets
     derived from capital
     share transactions           5,261,386    29,154,067
                                -------------------------
    Net increase in net assets    5,261,415    24,240,015

NET ASSETS:
Beginning of period              25,451,236     1,211,221
                                -------------------------
End of period                   $30,712,651   $25,451,236
                                =========================
Accumulated undistributed net
 investment income at end of
 period                         $   202,757   $   364,944
                                =========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    INVESTOR CLASS                           CLASS A
                              --------------------------    ----------------------------------------
                                            FEBRUARY 28,                                   JUNE 29,
                              SIX MONTHS       2008**       SIX MONTHS                      2007**
                                 ENDED         THROUGH         ENDED       YEAR ENDED      THROUGH
                               APRIL 30,     OCTOBER 31,     APRIL 30,    OCTOBER 31,    OCTOBER 31,

                              ----------------------------------------------------------------------
                                 2009*          2008           2009*          2008           2007

Net asset value at
  beginning of period           $ 7.95         $  9.95        $ 7.95        $ 10.57         $10.00
                                ------         -------        ------        -------         ------
Net investment income
  (a)                             0.15            0.15          0.14           0.24           0.06
Net realized and
  unrealized gain
  (loss) on investments           0.02           (2.15)         0.03          (2.80)          0.51
                                ------         -------        ------        -------         ------
Total from investment
  operations                      0.17           (2.00)         0.17          (2.56)          0.57
                                ------         -------        ------        -------         ------
Less dividends and
  distributions:
  From net investment
     income                      (0.19)             --         (0.21)         (0.05)            --
  From net realized
     gain on
     investments                    --              --            --          (0.01)            --
                                ------         -------        ------        -------         ------
Total dividends and
  distributions                  (0.19)             --         (0.21)         (0.06)            --
                                ------         -------        ------        -------         ------
Net asset value at end
  of period                     $ 7.93         $  7.95        $ 7.91        $  7.95         $10.57
                                ======         =======        ======        =======         ======
Total investment return
  (b)                             2.18%(c)      (20.10%)(c)     2.21%(c)     (24.37%)         5.70%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           3.99%++         2.38% ++      3.78%++        2.46%          1.83%++
  Net expenses (d)                0.41%++         0.46% ++      0.38%++        0.38%          0.38%++
  Expenses (before
     waiver/reimburse-
     ment) (d)                    1.08%++         6.41% ++      1.18%++        1.81%         31.10%++
Portfolio turnover rate             48%            127%           48%           127%            17%
Net assets at end of
  period (in 000's)             $   85         $    41        $4,536        $ 4,418         $  281




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R2 and Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





16    MainStay Retirement 2010 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                       CLASS I                     CLASS R2              CLASS R3
      ----------------------------------------    ----------    -------------------------
                                     JUNE 29,     JANUARY 8,                     MAY 1,
      SIX MONTHS        YEAR          2007**        2009**      SIX MONTHS       2008**
         ENDED         ENDED         THROUGH        THROUGH        ENDED        THROUGH
       APRIL 30,    OCTOBER 31,    OCTOBER 31,     APRIL 30,     APRIL 30,    OCTOBER 31,

      -----------------------------------------------------------------------------------
         2009*          2008           2007          2009*         2009*          2008
        $  7.96       $ 10.58         $10.00         $7.84        $ 7.93        $ 10.07
        -------       -------         ------         -----        ------        -------
           0.15          0.26           0.08          0.06          0.13           0.14

           0.04         (2.81)          0.50          0.01          0.03          (2.28)
        -------       -------         ------         -----        ------        -------
           0.19         (2.55)          0.58          0.07          0.16          (2.14)
        -------       -------         ------         -----        ------        -------

          (0.21)        (0.06)            --            --         (0.17)            --
             --         (0.01)            --            --            --             --
        -------       -------         ------         -----        ------        -------
          (0.21)        (0.07)            --            --         (0.17)            --
        -------       -------         ------         -----        ------        -------
        $  7.94       $  7.96         $10.58         $7.91        $ 7.92        $  7.93
        =======       =======         ======         =====        ======        =======
           2.39%(c)    (24.25%)         5.80%(c)      0.89%(c)(e)   2.03%(c)     (21.25%)(c)

           3.98%++       2.77%          2.42%++       2.47%++       3.40%++        3.25% ++
           0.13%++       0.13%          0.13%++       0.48%++       0.72%++        0.73% ++
           0.93%++       1.51%         30.84%++       1.30%++       1.53%++        1.86% ++
             48%          127%            17%           48%           48%           127%
        $25,102       $20,105         $  930         $  93        $  898        $   887




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

MAINSTAY RETIREMENT 2020 FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR     (6/29/07)
---------------------------------------------------------
With sales charges         -5.43%    -29.52%     -17.24%
Excluding sales charges     0.07     -25.42      -14.65





(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                  LEHMAN BROTHERS
                                          S&P 500    MSCI EAFE     AGGREGATE BOND
                        INVESTOR CLASS     INDEX       INDEX           INDEX
                        --------------    -------    ---------    ---------------
6/29/07                      9450          10000       10000           10000
                             9470           9367        9641           10800
4/30/09                      7062           6059        5518           11214






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR     (6/29/07)
---------------------------------------------------------
With sales charges         -5.36%    -29.45%     -17.14%
Excluding sales charges     0.15     -25.34      -14.55





(PERFORMANCE GRAPH)                                         (With sales charges)


                                                           LEHMAN BROTHERS
                                   S&P 500    MSCI EAFE     AGGREGATE BOND
                        CLASS A     INDEX       INDEX           INDEX
                        -------    -------    ---------    ---------------
6/29/07                  23625      25000       25000           25000
                         23698      23416       24103           27000
4/30/09                  17693      15147       13796           28036






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------


                                        SINCE
AVERAGE ANNUAL      SIX       ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                   0.24%    -25.17%     -14.39%





(PERFORMANCE GRAPH)                                         (With sales charges)


                                                           LEHMAN BROTHERS
                                   S&P 500    MSCI EAFE     AGGREGATE BOND
                        CLASS I     INDEX       INDEX           INDEX
                        -------    -------    ---------    ---------------
6/29/07                  10000      10000       10000           10000
                         10043       9367        9641           10800
4/30/09                   7515       6059        5518           11214





1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million or more. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



18    MainStay Retirement 2020 Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------


                                         SINCE
AVERAGE ANNUAL      SIX       ONE      INCEPTION
TOTAL RETURNS     MONTHS      YEAR     (6/29/07)
------------------------------------------------
                  -0.01%    -25.49%     -14.69%





(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                    LEHMAN BROTHERS
                                            S&P 500    MSCI EAFE     AGGREGATE BOND
                                CLASS R2     INDEX       INDEX           INDEX
                                --------    -------    ---------    ---------------
6/29/07                           10000      10000       10000           10000
                                  10023       9367        9641           10800
4/30/09                            7467       6059        5518           11214






CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------


                                         SINCE
AVERAGE ANNUAL      SIX       ONE      INCEPTION
TOTAL RETURNS     MONTHS      YEAR     (6/29/07)
------------------------------------------------
                   -0.07%   -25.70%     -14.92%





(PERFORMANCE GRAPH)                                         (With sales charges)


                                                            LEHMAN BROTHERS
                                    S&P 500    MSCI EAFE     AGGREGATE BOND
                        CLASS R3     INDEX       INDEX           INDEX
                        --------    -------    ---------    ---------------
6/29/07                   10000      10000       10000           10000
                          10002       9367        9641           10800
4/30/09                    7431       6059        5518           11214






 BENCHMARK PERFORMANCE                              SIX       ONE        SINCE
                                                  MONTHS      YEAR     INCEPTION
--------------------------------------------------------------------------------
S&P 500(R) Index(5)                               -8.53%    -35.31%     -23.86%
MSCI EAFE(R) Index(6)                             -2.64     -42.76      -27.63
Barclays Capital U.S. Aggregate Bond Index(7)      7.74       3.84        6.43
Average Lipper mixed-asset target 2020 fund(8)    -1.30     -27.78      -18.21



2. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Class R2 shares commenced investment operations on January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
4. Class R3 shares commenced investment operations on May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for the Class R3 shares might have been lower.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500 Index is the broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers(R) U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper mixed-asset target 2020 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    19

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/08(3)        4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES           $1,000.00       $1,000.70        $2.38          $1,022.40         $2.41
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $1,001.50        $1.89          $1,022.90         $1.91
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $1,002.40        $0.65          $1,024.10         $0.65
---------------------------------------------------------------------------------------------------------

CLASS R2 SHARES(2)              $1,000.00       $1,004.20        $1.49          $1,014.00         $1.50
---------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                 $1,000.00       $  999.30        $3.62          $1,021.20         $3.66
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.48% for Investor Class, 0.38% for Class A, 0.13% for Class I, 0.48% for Class R2 and 0.73% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 days for Investor Class, Class A, Class I and Class R3 (to reflect the one-half year period) and 113 days for Class R2 (to reflect the since-inception period). In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense ratios.
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2009. Had these shares been offered for the full six-month period ended April 30, 2009, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $2.41 and the ending account value would have been $1,022.40.
3. Class R2 shares began investment operations on January 8, 2009.



20    MainStay Retirement 2020 Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2009

(COMPOSITION PIE CHART)

Total Return                                    46.3
Growth of Capital                               33.8
Capital Appreciation                             9.4
Current Income                                   9.4
Cash and Other Assets, Less Liabilities          1.1





See Portfolio of Investments on page 25 for specific holdings within these categories.


                                                   mainstayinvestments.com    21

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY RETIREMENT 2020 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Retirement 2020 Fund returned 0.07% for Investor Class shares and 0.15% for Class A shares for the six months ended April 30, 2009. Over the same period, Class I shares returned 0.24%, Class R2 Shares returned -0.01% and Class R3 shares returned -0.07%. All share classes outperformed the -1.30% return of the average Lipper(1) mixed-asset target 2020 fund and the -8.53% return of the S&P 500(R) Index(2) for the six months ended April 30, 2009. As of April 30, 2009, Class R1 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 18 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds known as Underlying Funds. The Underlying Funds may invest in domestic or international stocks at various capitalization levels or in fixed-income securities. Not all of these asset categories are reflected in the S&P 500(R) Index.

During the reporting period, the Fund's strong performance relative to its peers and its benchmark resulted primarily from the performance of the Underlying Funds in which the Fund invested. Underlying Funds that invested in mid-cap stocks, floating-rate debt or high-yield bonds contributed positively to the Fund's performance relative to the S&P 500(R) Index and the Fund's Lipper peers.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds are selected based upon the type and country of issuance of the securities in which they invest, the average credit quality of those securities and their duration. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the reporting period, we changed the Fund in a few noteworthy ways. First, we shifted assets into MainStay Global High Income Fund, MainStay Floating Rate Fund, MainStay High Yield Corporate Bond Fund and MainStay 130/30 High Yield Fund, all of which invest in lower-quality debt instruments. This decision had a positive impact on the Fund's performance, as credit spreads(3) narrowed during the reporting period.

Second, we redirected assets into MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund. This decision detracted from the Fund's performance, as both of these MainStay 130/30 Funds struggled during the spring 2009 rally, when lower-quality securities outperformed their higher-quality counterparts.

Third, the Fund moved assets out of T. Rowe Price Emerging Markets Stock Fund and Lazard International Small Cap Portfolio and redirected the proceeds to MainStay 130/30 International Fund, MainStay International Equity Fund and MainStay ICAP International Fund. This change had a negative impact on the Fund's performance during the reporting period, because on average, larger companies operating in developed markets generated lower returns than smaller companies and companies based in developing countries.



----------
1. See footnote on page 19 for more information on Lipper Inc.
2. See footnote on page 19 for more information on the S&P 500(R) Index.
3. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGE 24 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


22    MainStay Retirement 2020 Fund

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

The Underlying Equity Fund holding with the highest return during the reporting period was T. Rowe Price Emerging Markets Stock Fund, which led by a wide margin. MainStay Large Cap Growth Fund and MainStay ICAP International Fund followed at a distance. The worst returns came from MainStay Value Fund and MainStay Common Stock Fund.

WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay Large Cap Growth Fund was the strongest contributor to the Fund's performance, followed by MainStay ICAP International Fund. MainStay MAP Fund, MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund were the Underlying Equity Funds that detracted the most from the Fund's performance.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Conditions were generally favorable for fixed-income investing during the reporting period. Interest rates on Treasury bills, notes and bonds fell as the Federal Open Market Committee targeted very low short-term interest rates and the Federal Reserve began to purchase bonds directly in an effort to bring down long-term borrowing costs. Signs that the economy may be nearing a low point brought further relief to the corporate bond markets in 2009. Spreads narrowed considerably, although they remained wide by historical standards. Bank loans also performed quite well in our view, as liquidity issues within that market began to improve.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In light of the historic widening of corporate bond spreads in 2008 and the widespread anticipation of an eventual recovery, the Fund began on March 10 to implement a bias toward lower-quality instruments. We maintained this bias throughout the remainder of the reporting period, and the market rewarded this positioning.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay Global High Income Fund and MainStay High Yield Corporate Bond Fund, both of which invest in lower-quality instruments.

American Century International Bond Fund, MainStay Institutional Bond Fund and MainStay Intermediate Term Bond Fund were among the Fund's worst-performing Underlying Fixed Income Funds, although all three posted positive results during the reporting period.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    23

MainStay Retirement 2020 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The "target date" in a target-date fund is the approximate date an investor plans to start withdrawing money. Because target-date funds typically are managed to specific retirement dates or date ranges, investors may be taking on greater risk if the actual year of retirement differs dramatically from the investor's original estimated date of retirement. Target-date funds generally shift to a more conservative investment mix over time. While this may help manage risk, it does not guarantee earnings growth nor is the funds principal value guaranteed at any time including at the target date. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation. Target-date funds allocate their investments among multiple asset classes, which can include U.S. and foreign equity securities and fixed-income securities.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield debt securities ("junk bonds") carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

- Investment in REITs carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, FUND SHAREHOLDERS TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS HELD IN UNDERLYING FUNDS THAT ARE MONEY MARKET FUNDS AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS AS DISCUSSED IN NOTE 10.

Before making an investment in the Fund, you should consider all the risks associated with it.



24    MainStay Retirement 2020 Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED




                                   SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 95.3%+
---------------------------------------------------------

EQUITY FUNDS 63.5%
MainStay 130/30 Core Fund Class
  I                               214,034   $   1,175,045
MainStay 130/30 Growth Fund
  Class I (a)                      82,290         529,126
MainStay 130/30 International
  Fund Class I (a)                309,667       1,508,079
MainStay Common Stock Fund
  Class I                         381,628       3,190,414
MainStay Growth Equity Fund
  Class I                          76,104         611,878
MainStay ICAP Equity Fund Class
  I                                91,442       2,252,218
MainStay ICAP International
  Fund Class I                     69,177       1,517,752
MainStay ICAP Select Equity
  Fund Class I                     94,942       2,268,171
MainStay International Equity
  Fund Class I                    152,749       1,492,355
MainStay Large Cap Growth Fund
  Class I (a)                     690,269       3,368,512
MainStay MAP Fund Class I          90,394       1,957,037
MainStay S&P 500 Index Fund
  Class I                          21,660         436,445
MainStay Small Cap Growth Fund
  Class I (a)                      54,774         539,523
MainStay Small Company Value
  Fund Class I                     16,967         163,564
MainStay Value Fund Class I (b)   115,151       1,331,146
                                            -------------
                                               22,341,265
                                            -------------

FIXED INCOME FUNDS 31.8%
MainStay 130/30 High Yield Fund
  Class I                         147,706       1,301,292
MainStay Floating Rate Fund
  Class I                          95,175         760,447
MainStay Global High Income
  Fund Class I (b)                 31,871         301,496
MainStay High Yield Corporate
  Bond Fund Class I               196,545         935,556
MainStay Indexed Bond Fund
  Class I                         503,286       5,521,044
MainStay Institutional Bond
  Fund Class I                    121,502       1,184,642
MainStay Intermediate Term Bond
  Fund Class I                    119,810       1,182,526
                                            -------------
                                               11,187,003
                                            -------------
Total Affiliated Investment
  Companies
  (Cost $36,873,740)                           33,528,268
                                            -------------



UNAFFILIATED INVESTMENT COMPANIES 3.6%
---------------------------------------------------------

EQUITY FUNDS 2.3%
Lazard International Small Cap
  Portfolio Institutional
  Shares                           83,555         396,053
T. Rowe Price Emerging Markets
  Stock Fund                       21,666         415,122
                                            -------------
                                                  811,175
                                            -------------

FIXED INCOME FUND 1.3%
American Century International
  Bond Fund Institutional Class    33,406         453,654
                                            -------------
Total Unaffiliated Investment
  Companies
  (Cost $1,502,614)                             1,264,829
                                            -------------
Total Investments
  (Cost $38,376,354)(c)              98.9%     34,793,097
Cash and Other Assets,
  Less Liabilities                    1.1         377,231
                                    -----    ------------
Net Assets                          100.0%  $  35,170,328
                                    =====    ============





+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(c)  At April 30, 2009, cost is $38,900,661
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation       $   196,637
Gross unrealized depreciation        (4,304,201)
                                    -----------
Net unrealized depreciation         $(4,107,564)
                                    ===========



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices                $34,793,097
Level 2--Other Significant
  Observable Inputs                            --
Level 3--Significant Unobservable
  Inputs                                       --
                                      -----------
Total                                 $34,793,097
                                      ===========




The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              25

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $36,873,740)                   $33,528,268
Investments in unaffiliated
  investment companies, at value
  (identified cost $1,502,614)          1,264,829
Cash                                      134,893
Receivables:
  Fund shares sold                        361,522
  Manager (See Note 3)                     15,739
  Dividends                                 2,881
Other assets                               32,026
                                      -----------
     Total assets                      35,340,158
                                      -----------
LIABILITIES:
Payables:
  Investment securities purchased         134,893
  Transfer agent (See Note 3)              14,486
  Professional fees                        11,620
  Custodian                                 5,285
  NYLIFE Distributors (See Note 3)          1,747
  Directors                                    80
Accrued expenses                            1,719
                                      -----------
     Total liabilities                    169,830
                                      -----------
Net assets                            $35,170,328
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 750 million shares
  authorized                          $    48,430
Additional paid-in capital             41,710,097
                                      -----------
                                       41,758,527
Accumulated undistributed net
  investment income                       166,672
Accumulated net realized loss on
  investments                          (3,171,614)
Net unrealized depreciation on
  investments                          (3,583,257)
                                      -----------
Net assets                            $35,170,328
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $   575,153
                                      ===========
Shares of capital stock outstanding        79,210
                                      ===========
Net asset value per share
  outstanding                         $      7.26
Maximum sales charge (5.50% of
  offering price)                            0.42
                                      -----------
Maximum offering price per share
  outstanding                         $      7.68
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $ 5,359,765
                                      ===========
Shares of capital stock outstanding       739,754
                                      ===========
Net asset value per share
  outstanding                         $      7.25
Maximum sales charge (5.50% of
  offering price)                            0.42
                                      -----------
Maximum offering price per share
  outstanding                         $      7.67
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $27,754,850
                                      ===========
Shares of capital stock outstanding     3,819,884
                                      ===========
Net asset value and offering price
  per share outstanding               $      7.27
                                      ===========
CLASS R2
Net assets applicable to outstanding
  shares                              $    53,009
                                      ===========
Shares of capital stock outstanding         7,320
                                      ===========
Net asset value and offering price
  per share outstanding               $      7.24
                                      ===========
CLASS R3
Net assets applicable to outstanding
  shares                              $ 1,427,551
                                      ===========
Shares of capital stock outstanding       196,861
                                      ===========
Net asset value and offering price
  per share outstanding               $      7.25
                                      ===========






26    MainStay Retirement 2020 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     unaffiliated investment
     companies                        $   527,987
  Dividend distributions from
     affiliated investment companies       17,898
                                      -----------
     Total income                         545,885
                                      -----------
EXPENSES:
  Registration                             40,868
  Transfer agent--Investor Class
     (See Note 3)                             395
  Transfer agent--Class A (See Note
     3)                                     5,870
  Transfer agent--Classes I, R2 and
     R3 (See Note 3)                       25,371
  Professional fees                        14,372
  Shareholder communication                13,224
  Manager (See Note 3)                     13,145
  Distribution/Service--Investor
     Class (See Note 3)                       479
  Distribution/Service--Class A (See
     Note 3)                                6,078
  Distribution/Service--Class R2
     (See Note 3)                              35
  Distribution/Service--Class R3
     (See Note 3)                           1,630
  Custodian                                 4,197
  Distribution--Class R3 (See Note
     3)                                     1,630
  Shareholder service--Class R2 (See
     Note 3)                                   14
  Shareholder service--Class R3 (See
     Note 3)                                  652
  Directors                                   607
  Miscellaneous                             2,215
                                      -----------
     Total expenses before
       waiver/reimbursement               130,782
  Expense waiver/reimbursement from
     Manager (See Note 3)                (103,644)
                                      -----------
     Net expenses                          27,138
                                      -----------
Net investment income                     518,747
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                      (2,168,979)
  Unaffiliated investment company
     transactions                        (485,802)
  Realized gain distributions from
     unaffiliated investment
     companies                              7,505
                                      -----------
Net realized loss on investments
  from affiliated and unaffiliated
  investment companies                 (2,647,276)
                                      -----------
Net change in unrealized
  depreciation on investments           2,548,862
                                      -----------
Net realized and unrealized loss on
  investments                             (98,414)
                                      -----------
Net increase in net assets resulting
  from operations                     $   420,333
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              27

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009          2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $   518,747   $   293,395
 Net realized loss from
  affiliated and unaffiliated
  investment companies           (2,647,276)     (447,851)
 Net change in unrealized
  appreciation (depreciation)
  on investments                  2,548,862    (6,157,303)
                                -------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                        420,333    (6,311,759)
                                -------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                   (6,172)           --
    Class A                        (127,594)       (1,259)
    Class I                        (471,082)      (34,261)
    Class R3                        (27,097)           --
                                -------------------------
                                   (631,945)      (35,520)
                                -------------------------
 From net realized gain on investments:
    Investor Class                     (630)           --
    Class A                         (11,253)         (217)
    Class I                         (42,294)       (4,611)
    Class R3                         (2,967)           --
                                -------------------------
                                    (57,144)       (4,828)
                                -------------------------
 Total dividends and
  distributions to
  shareholders                     (689,089)      (40,348)
                                -------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         12,932,444    35,771,786
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                 689,089        40,348
 Cost of shares redeemed         (4,511,335)   (3,867,755)
                                -------------------------
    Increase in net assets
     derived from capital
     share transactions           9,110,198    31,944,379
                                -------------------------
    Net increase in net assets    8,841,442    25,592,272

NET ASSETS:
Beginning of period              26,328,886       736,614
                                -------------------------
End of period                   $35,170,328   $26,328,886
                                =========================
Accumulated undistributed net
 investment income at end of
 period                         $   166,672   $   279,870
                                =========================






28    MainStay Retirement 2020 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                           INVESTOR CLASS                           CLASS A
                                     --------------------------    ----------------------------------------
                                                   FEBRUARY 28,                                   JUNE 29,
                                     SIX MONTHS       2008**       SIX MONTHS        YEAR          2007**
                                        ENDED         THROUGH         ENDED         ENDED         THROUGH
                                      APRIL 30,     OCTOBER 31,     APRIL 30,    OCTOBER 31,    OCTOBER 31,

                                     ----------------------------------------------------------------------
                                        2009*          2008           2009*          2008           2007
Net asset value at
  beginning of period                  $ 7.43         $  9.83        $ 7.44        $ 10.57         $10.00
                                       ------         -------        ------        -------         ------
Net investment income
  (a)                                    0.12            0.12          0.13           0.17           0.04
Net realized and
  unrealized gain
  (loss) on investments                 (0.11)          (2.52)        (0.12)         (3.25)          0.53
                                       ------         -------        ------        -------         ------
Total from investment
  operations                             0.01           (2.40)         0.01          (3.08)          0.57
                                       ------         -------        ------        -------         ------
Less dividends and
  distributions:
  From net investment
     income                             (0.16)             --         (0.18)         (0.04)            --
  From net realized
     gain on
     investments                        (0.02)             --         (0.02)         (0.01)            --
                                       ------         -------        ------        -------         ------
Total dividends and
  distributions                         (0.18)             --         (0.20)         (0.05)            --
                                       ------         -------        ------        -------         ------
Net asset value at end
  of period                            $ 7.26         $  7.43        $ 7.25        $  7.44         $10.57
                                       ======         =======        ======        =======         ======
Total investment return
  (b)                                    0.07%(c)      (24.42%)(c)     0.15%(c)     (29.25%)         5.70%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income                  3.62%++         2.02% ++      3.76%++        1.79%          1.32%++
  Net expenses (d)                       0.48%++         0.47% ++      0.38%++        0.38%          0.38%++
  Expenses (before
     waiver/reimburse-
     ment) (d)                           1.13%++         1.48% ++      1.17%++        1.74%         35.65%++
Portfolio turnover rate                    39%            134%           39%           134%            25%
Net assets at end of
  period (in 000's)                    $  575         $   342        $5,360        $ 4,940         $  297




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R2 and Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





30    MainStay Retirement 2020 Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                       CLASS I                     CLASS R2              CLASS R3
      ----------------------------------------    ----------    -------------------------
                                     JUNE 29,     JANUARY 8,                     MAY 1,
      SIX MONTHS        YEAR          2007**        2009**      SIX MONTHS       2008**
         ENDED         ENDED         THROUGH        THROUGH        ENDED        THROUGH
       APRIL 30,    OCTOBER 31,    OCTOBER 31,     APRIL 30,     APRIL 30,    OCTOBER 31,

      -----------------------------------------------------------------------------------
         2009*          2008           2007          2009*         2009*          2008
        $  7.45       $ 10.57         $10.00        $ 7.21        $ 7.42        $  9.98
        -------       -------         ------        ------        ------        -------
           0.14          0.19           0.05          0.04          0.12           0.10

          (0.12)        (3.24)          0.52         (0.01)        (0.12)         (2.66)
        -------       -------         ------        ------        ------        -------
           0.02         (3.05)          0.57          0.03            --          (2.56)
        -------       -------         ------        ------        ------        -------

          (0.18)        (0.06)            --            --         (0.15)            --
          (0.02)        (0.01)            --            --         (0.02)            --
        -------       -------         ------        ------        ------        -------
          (0.20)        (0.07)            --            --         (0.17)            --
        -------       -------         ------        ------        ------        -------
        $  7.27       $  7.45         $10.57        $ 7.24        $ 7.25        $  7.42
        =======       =======         ======        ======        ======        =======
           0.24%(c)    (29.14%)         5.80%(c)      0.42%(c)     (0.07%)(c)    (25.65%)(c)

           4.03%++       2.06%          1.56%++       1.18%++       3.45% ++       2.61% ++
           0.13%++       0.13%          0.13%++       0.48%++       0.73% ++       0.73% ++
           0.92%++       1.45%         35.16%++       1.28%++       1.52% ++       1.81% ++
             39%          134%            25%           39%           39%           134%
        $27,755       $19,743         $  440        $   53        $1,428        $ 1,305




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

MAINSTAY RETIREMENT 2030 FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR     (6/29/07)
---------------------------------------------------------
With sales charges         -7.22%    -34.22%     -21.03%
Excluding sales charges    -1.82     -30.39      -18.57



(PERFORMANCE GRAPH)                                         (With sales charges)


                                                             LEHMAN BROTHERS
              MAINSTAY RETIREMENT    S&P 500    MSCI EAFE     AGGREGATE BOND
                   2030 FUND          INDEX       INDEX           INDEX
              -------------------    -------    ---------    ---------------
6/29/07               9450            10000       10000           10000
                      9306             9367        9641           10800
4/30/09               6478             6059        5518           11214






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR     (6/29/07)
---------------------------------------------------------
With sales charges         -7.30%    -34.18%     -21.01%
Excluding sales charges    -1.90     -30.35      -18.54



(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                        LEHMAN BROTHERS
                         MAINSTAY RETIREMENT    S&P 500    MSCI EAFE     AGGREGATE BOND
                              2030 FUND          INDEX       INDEX           INDEX
                         -------------------    -------    ---------    ---------------
6/29/07                         23625            25000       25000           25000
                                23266            23416       24103           27000
4/30/09                         16206            15147       13796           28036






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------


                                                      SINCE
AVERAGE ANNUAL                   SIX       ONE      INCEPTION
TOTAL RETURNS                  MONTHS      YEAR     (6/29/07)
-------------------------------------------------------------
                               -1.65%    -30.14%     -18.31%



(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                               LEHMAN BROTHERS
                                MAINSTAY RETIREMENT    S&P 500    MSCI EAFE     AGGREGATE BOND
                                     2030 FUND          INDEX       INDEX           INDEX
                                -------------------    -------    ---------    ---------------
6/29/07                                10000            10000       10000           10000
                                        9869             9367        9641           10800
4/30/09                                 6895             6059        5518           11214





1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million or more. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



32    MainStay Retirement 2030 Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------


                                         SINCE
AVERAGE ANNUAL      SIX       ONE      INCEPTION
TOTAL RETURNS     MONTHS      YEAR     (6/29/07)
------------------------------------------------
                  -1.92%    -30.39%     -18.61%



(PERFORMANCE GRAPH)                                         (With sales charges)


                                                             LEHMAN BROTHERS
              MAINSTAY RETIREMENT    S&P 500    MSCI EAFE     AGGREGATE BOND
                   2030 FUND          INDEX       INDEX           INDEX
              -------------------    -------    ---------    ---------------
6/29/07              10000            10000       10000           10000
                      9840             9367        9641           10800
4/30/09               6849             6059        5518           11214






CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------


                                         SINCE
AVERAGE ANNUAL      SIX       ONE      INCEPTION
TOTAL RETURNS     MONTHS      YEAR     (6/29/07)
------------------------------------------------
                  -2.02%    -30.53%     -18.79%



(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                                    LEHMAN BROTHERS
                                     MAINSTAY RETIREMENT    S&P 500    MSCI EAFE     AGGREGATE BOND
                                          2030 FUND          INDEX       INDEX           INDEX
                                     -------------------    -------    ---------    ---------------
6/29/07                                     10000            10000       10000           10000
                                             9819             9367        9641           10800
4/30/09                                      6821             6059        5518           11214






 BENCHMARK PERFORMANCE                              SIX       ONE        SINCE
                                                  MONTHS      YEAR     INCEPTION
--------------------------------------------------------------------------------
S&P 500(R) Index(5)                                -8.53%   -35.31%     -23.86%
MSCI EAFE(R) Index(6)                              -2.64    -42.76      -27.63
Barclays Capital U.S. Aggregate Bond Index(7)       7.74      3.84        6.43
Average Lipper mixed-asset target 2030 fund(8)     -3.32    -33.18      -22.01




2. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Class R2 shares commenced investment operations on January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
4. Class R3 shares commenced investment operations on May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500 Index is the Fund's broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers(R) U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper mixed-asset target 2030 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    33

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/08(3)        4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES           $1,000.00        $981.80         $2.36          $1,022.40         $2.41
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00        $981.00         $1.87          $1,022.90         $1.91
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00        $983.50         $0.64          $1,024.10         $0.65
---------------------------------------------------------------------------------------------------------

CLASS R2 SHARES(2)              $1,000.00        $980.80         $1.47          $1,014.00         $1.50
---------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                 $1,000.00        $979.80         $3.58          $1,021.20         $3.66
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.48% for Investor Class, 0.38% for Class A, 0.13% for Class I, 0.48% for Class R2 and 0.73% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 days for Investor Class, Class A, Class I and Class R3 (to reflect the one-half year period) and 113 days for Class R2 (to reflect the since-inception period). In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense ratios.
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2009. Had these shares been offered for the full six-month period ended April 30, 2009, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $2.41 and the ending account value would have been $1,022.40.
3. Class R2 shares began investment operations on January 8, 2009.



34    MainStay Retirement 2030 Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2009

(COMPOSITION PIE CHART)

Growth of Capital                               41.1
Total Return                                    34.9
Capital Appreciation                            15.0
Current Income                                   8.5
Cash and Other Assets, Less Liabilities          0.5





See Portfolio of Investments on page 39 for specific holdings within these categories.






                                                   mainstayinvestments.com    35

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY RETIREMENT 2030 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Retirement 2030 Fund returned -1.82% for Investor Class shares and -1.90% for Class A shares for the six months ended April 30, 2009. Over the same period, Class I shares returned -1.65%, Class R2 Shares returned -1.92% and Class R3 shares returned -2.02%. All share classes outperformed the -3.32% return of the average Lipper(1) mixed-asset target 2030 fund and the -8.53% return of the S&P 500(R) Index(2) for the six months ended April 30, 2009. As of April 30, 2009, Class R1 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 32 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds known as Underlying Funds. The Underlying Funds may invest in domestic or international stocks at various capitalization levels or in fixed-income securities. Not all of these asset categories are reflected in the S&P 500(R) Index.

During the reporting period, the Fund's strong performance relative to its peers and its benchmark resulted primarily from the performance of the Underlying Funds in which the Fund invested. Underlying Funds that invested in mid-cap stocks, floating-rate debt or high-yield bonds contributed positively to the Fund's performance relative to the S&P 500(R) Index and the Fund's Lipper peers.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds are selected based upon the type and country of issuance of the securities in which they invest, the average credit quality of those securities and their duration. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the reporting period, we changed the Fund in a few noteworthy ways. First, we shifted assets into MainStay Global High Income Fund, MainStay Floating Rate Fund, MainStay High Yield Corporate Bond Fund and MainStay 130/30 High Yield Fund, all of which invest in lower-quality debt instruments. This decision had a positive impact on the Fund's performance, as credit spreads(3) narrowed during the reporting period.

Second, we redirected assets into MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund. This decision detracted from the Fund's performance, as both of these MainStay 130/30 Funds struggled during the spring 2009 rally, when lower-quality securities outperformed their higher-quality counterparts.

Third, the Fund moved assets out of T. Rowe Price Emerging Markets Stock Fund and Lazard International Small Cap Portfolio and redirected the proceeds to MainStay 130/30 International Fund, MainStay International Equity Fund and MainStay ICAP International Fund. This change had a negative impact on the Fund's performance during the reporting period, because on average, larger companies operating in developed markets generated lower returns than smaller companies and companies based in developing countries.



----------
1. See footnote on page 33 for more information on Lipper Inc.
2. See footnote on page 33 for more information on the S&P 500(R) Index.
3. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGE 38 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


36    MainStay Retirement 2030 Fund

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

The Underlying Equity Fund holding with the highest return during the reporting period was T. Rowe Price Emerging Markets Stock Fund, which led by a wide margin. MainStay Large Cap Growth Fund and MainStay ICAP International Fund followed at a distance. The worst returns came from MainStay Value Fund and MainStay Common Stock Fund.

WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay Large Cap Growth Fund was the strongest contributor to the Fund's performance, followed by MainStay ICAP International Fund. MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay Common stock Fund were among the Underlying Equity Funds that detracted the most from the Fund's performance.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Conditions were generally favorable for fixed-income investing during the reporting period. Interest rates on Treasury bills, notes and bonds fell as the Federal Open Market Committee targeted very low short-term interest rates and the Federal Reserve began to purchase bonds directly in an effort to bring down long-term borrowing costs. Signs that the economy may be nearing a low point brought further relief to the corporate bond markets in 2009. Spreads narrowed considerably, although they remained wide by historical standards. Bank loans also performed quite well in our view, as liquidity issues within that market began to improve.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In light of the historic widening of corporate bond spreads in 2008 and the widespread anticipation of an eventual recovery, the Fund began on March 10 to implement a bias toward lower-quality instruments. We maintained this bias throughout the remainder of the reporting period, and the market rewarded this positioning.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay Global High Income Fund and MainStay High Yield Corporate Bond Fund, both of which invest in lower-quality instruments.

American Century International Bond Fund, MainStay Institutional Bond Fund and MainStay Intermediate Term Bond Fund were among the Fund's worst-performing Underlying Fixed Income Funds, although all three posted positive results during the reporting period.




----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    37

MainStay Retirement 2030 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The "target date" in a target-date fund is the approximate date an investor plans to start withdrawing money. Because target-date funds typically are managed to specific retirement dates or date ranges, investors may be taking on greater risk if the actual year of retirement differs dramatically from the investor's original estimated date of retirement. Target-date funds generally shift to a more conservative investment mix over time. While this may help manage risk, it does not guarantee earnings growth nor is the fund's principal value guaranteed at any time including at the target date. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation. Target-date funds allocate their investments among multiple asset classes, which can include U.S. and foreign equity securities and fixed-income securities.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield debt securities ("junk bonds") carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

- Investment in REITs carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, FUND SHAREHOLDERS TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS HELD IN UNDERLYING FUNDS THAT ARE MONEY MARKET FUNDS AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS AS DISCUSSED IN NOTE 10.

Before making an investment in the Fund, you should consider all the risks associated with it.




38    MainStay Retirement 2030 Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED




                                     SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 95.1%+
-----------------------------------------------------------

EQUITY FUNDS 76.8%

MainStay 130/30 Core Fund
  Class I                           402,566   $   2,210,089
MainStay 130/30 Growth Fund
  Class I (a)                       102,951         661,976
MainStay 130/30 International
  Fund Class I (a)                  464,789       2,263,524
MainStay Common Stock Fund
  Class I                           472,737       3,952,080
MainStay Growth Equity Fund
  Class I                            97,334         782,565
MainStay ICAP Equity Fund
  Class I                           121,920       3,002,883
MainStay ICAP Select Equity
  Fund Class I                      127,145       3,037,496
MainStay ICAP International
  Fund Class I                      103,811       2,277,614
MainStay International Equity
  Fund Class I                      230,728       2,254,211
MainStay Large Cap Growth Fund
  Class I (a)                     1,004,827       4,903,558
MainStay MAP Fund Class I           185,721       4,020,864
MainStay S&P 500 Index Fund
  Class I                            23,875         481,089
MainStay Small Company Value
  Fund Class I                       33,274         320,762
MainStay Small Cap Growth Fund
  Class I (a)(b)                     98,529         970,506
MainStay Value Fund Class I          58,315         674,120
                                              -------------
                                                 31,813,337

                                              -------------

FIXED INCOME FUNDS 18.3%
MainStay Floating Rate Fund
  Class I                           128,437       1,026,211
MainStay Global High Income
  Fund Class I (b)                   43,258         409,223
MainStay High Yield Corporate
  Bond Fund Class I                 182,470         868,560
MainStay Indexed Bond Fund
  Class I                           260,242       2,854,854
MainStay Intermediate Term
  Bond Fund Class I                  61,952         611,469
MainStay Institutional Bond
  Fund Class I                       62,826         612,555
MainStay 130/30 High Yield
  Fund Class I                      135,773       1,196,164
                                              -------------
                                                  7,579,036
                                              -------------
Total Affiliated Investment
  Companies
  (Cost $44,997,083)                             39,392,373
                                              -------------



UNAFFILIATED INVESTMENT COMPANIES 4.4%
-----------------------------------------------------------

EQUITY FUNDS 2.9%
Lazard International Small Cap
  Portfolio Institutional
  Shares                            126,415         599,205
T. Rowe Price Emerging Markets
  Stock Fund                         31,950         612,163
                                              -------------
                                                  1,211,368

                                              -------------

FIXED INCOME FUND 1.5%
American Century International
  Bond Fund Institutional
  Class                              44,853         609,104
                                              -------------
Total Unaffiliated Investment
  Companies
  (Cost $2,127,253)                               1,820,472
                                              -------------
Total Investments
  (Cost $47,124,336) (c)               99.5%     41,212,845
Cash and Other Assets,
  Less Liabilities                      0.5         227,191
                                      -----    ------------
Net Assets                            100.0%  $  41,440,036
                                      =====    ============






+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(c)  At April 30, 2009, cost is $47,635,921
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation       $   159,956
Gross unrealized depreciation        (6,583,032)
                                    -----------
Net unrealized depreciation         $(6,423,076)
                                    ===========



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices                $41,212,845
Level 2--Other Significant
  Observable Inputs                            --
Level 3--Significant Unobservable
  Inputs                                       --
                                               --
                                      -----------
Total                                 $41,212,845
                                      ===========




The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              39

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $44,997,083)                   $39,392,373
Investments in unaffiliated
  investment companies, at value
  (identified cost $2,127,253)          1,820,472
Cash                                      188,104
Receivables:
  Fund shares sold                        204,587
  Manager (See Note 3)                     17,519
  Dividends and interest                    3,424
Other assets                               40,488
                                      -----------
     Total assets                      41,666,967
                                      -----------
LIABILITIES:
Payables:
  Investment securities purchased         188,104
  Transfer agent (See Note 3)              17,496
  Professional fees                        12,432
  Custodian                                 5,217
  NYLIFE Distributors (See Note 3)          2,580
  Directors                                    91
Accrued expenses                            1,011
                                      -----------
     Total liabilities                    226,931
                                      -----------
Net assets                            $41,440,036
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 750 million shares
  authorized                          $    62,194
Additional paid-in capital             50,748,046
                                      -----------
                                       50,810,240
Accumulated undistributed net
  investment income                       136,382
Accumulated net realized loss on
  investments                          (3,595,095)
Net unrealized depreciation on
  investments                          (5,911,491)
                                      -----------
Net assets                            $41,440,036
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $   337,483
                                      ===========
Shares of capital stock outstanding        50,739
                                      ===========
Net asset value per share
  outstanding                         $      6.65
Maximum sales charge (5.50% of
  offering price)                            0.39
                                      -----------
Maximum offering price per share
  outstanding                         $      7.04
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $ 5,054,407
                                      ===========
Shares of capital stock outstanding       762,176
                                      ===========
Net asset value per share
  outstanding                         $      6.63
Maximum sales charge (5.50% of
  offering price)                            0.39
                                      -----------
Maximum offering price per share
  outstanding                         $      7.02
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $32,223,099
                                      ===========
Shares of capital stock outstanding     4,831,477
                                      ===========
Net asset value and offering price
  per share outstanding               $      6.67
                                      ===========
CLASS R2
Net assets applicable to outstanding
  shares                              $    40,194
                                      ===========
Shares of capital stock outstanding         6,060
                                      ===========
Net asset value and offering price
  per share outstanding               $      6.63
                                      ===========
CLASS R3
Net assets applicable to outstanding
  shares                              $ 3,784,853
                                      ===========
Shares of capital stock outstanding       568,990
                                      ===========
Net asset value and offering price
  per share outstanding               $      6.65
                                      ===========






40    MainStay Retirement 2030 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies  $   583,583
  Dividend distributions from
     unaffiliated investment
     companies                             53,238
                                      -----------
     Total income                         636,821
                                      -----------
EXPENSES:
  Registration                             44,359
  Transfer agent--Investor Class
     (See Note 3)                             134
  Transfer agent--Class A (See Note
     3)                                     5,531
  Transfer agent--Classes I, R2 and
     R3 (See Note 3)                       32,669
  Shareholder communication                16,211
  Manager (See Note 3)                     15,823
  Professional fees                        14,700
  Distribution/Service--Investor
     Class (See Note 3)                       241
  Distribution/Service--Class A (See
     Note 3)                                5,679
  Distribution/Service--Class R2
     (See Note 3)                              32
  Distribution/Service--Class R3
     (See Note 3)                           4,309
  Custodian                                 4,449
  Distribution--Class R3 (See Note
     3)                                     4,309
  Shareholder service--Class R2 (See
     Note 3)                                   13
  Shareholder service--Class R3 (See
     Note 3)                                1,724
  Directors                                   731
  Miscellaneous                             2,308
                                      -----------
     Total expenses before
       waiver/reimbursement               153,222
  Expense waiver/reimbursement from
     Manager (See Note 3)                (117,036)
                                      -----------
     Net expenses                          36,186
                                      -----------
Net investment income                     600,635
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS :
Net realized gain (loss) on:
  Affiliated investment company
     transactions                      (2,354,899)
  Unaffiliated investment company
     transactions                        (737,611)
  Realized gain distributions from
     unaffiliated investment
     companies                              9,030
                                      -----------
Net realized loss on investments
  from affiliated and unaffiliated
  investment companies                 (3,083,480)
                                      -----------
Net change in unrealized
  depreciation on investments           2,472,341
                                      -----------
Net realized and unrealized loss on
  investments                            (611,139)
                                      -----------
Net decrease in net assets resulting
  from operations                     $   (10,504)
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              41

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND FOR THE YEAR ENDED OCTOBER 31, 2008


                                       2009          2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $   600,635   $   218,956
 Net realized loss from
  affiliated and unaffiliated
  investment companies           (3,083,480)     (434,836)
 Net change in unrealized
  appreciation (depreciation)
  on investments                  2,472,341    (8,411,513)
                                -------------------------
 Net decrease in net assets
  resulting from operations         (10,504)   (8,627,393)
                                -------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                   (3,124)           --
    Class A                        (110,257)       (2,589)
    Class I                        (489,844)      (49,234)
    Class R3                        (63,982)           --
                                -------------------------
                                   (667,207)      (51,823)
                                -------------------------
 From net realized gain on investments:
    Investor Class                     (213)           --
    Class A                          (6,363)         (366)
    Class I                         (30,777)       (6,094)
    Class R3                         (4,842)           --
                                -------------------------
                                    (42,195)       (6,460)
                                -------------------------
 Total dividends and
  distributions to
  shareholders                     (709,402)      (58,283)
                                -------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         14,801,361    43,909,873
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                 709,402        58,283
 Cost of shares redeemed         (5,182,854)   (4,042,945)
                                -------------------------
    Increase in net assets
     derived from capital
     share transactions          10,327,909    39,925,211
                                -------------------------
    Net increase in net assets    9,608,003    31,239,535

NET ASSETS:
Beginning of period              31,832,033       592,498
                                -------------------------
End of period                   $41,440,036   $31,832,033
                                =========================
Accumulated undistributed net
 investment income at end of
 period                         $   136,382   $   202,954
                                =========================






42    MainStay Retirement 2030 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    43

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                            INVESTOR CLASS                        CLASS A
                                                      -------------------------   --------------------------------------
                                                                   FEBRUARY 28,                                JUNE 29,
                                                      SIX MONTHS      2008**      SIX MONTHS      YEAR          2007**
                                                         ENDED        THROUGH        ENDED        ENDED        THROUGH
                                                       APRIL 30,    OCTOBER 31,    APRIL 30,   OCTOBER 31,   OCTOBER 31,

                                                      ------------------------------------------------------------------
                                                         2009*         2008          2009*         2008          2007
Net asset value at beginning of period                  $ 6.92        $  9.60       $ 6.92       $ 10.59        $10.00
                                                        ------        -------       ------       -------        ------
Net investment income                                     0.10 (a)       0.07 (a)     0.12 (a)      0.11 (a)      0.02
Net realized and unrealized gain (loss)
  on investments                                         (0.23)         (2.75)       (0.24)        (3.69)         0.57
                                                        ------        -------       ------       -------        ------
Total from investment operations                         (0.13)         (2.68)       (0.12)        (3.58)         0.59
                                                        ------        -------       ------       -------        ------
Less dividends and distributions:
  From net investment income                             (0.13)            --        (0.16)        (0.08)           --
  From net realized gain on investments                  (0.01)            --        (0.01)        (0.01)           --
                                                        ------        -------       ------       -------        ------
Total dividends and distributions                        (0.14)            --        (0.17)        (0.09)           --
                                                        ------        -------       ------       -------        ------
Net asset value at end of period                        $ 6.65        $  6.92       $ 6.63       $  6.92        $10.59
                                                        ======        =======       ======       =======        ======
Total investment return (c)                              (1.82%)(b)    (27.92%)(b)   (1.90%)(b)   (33.97%)        5.90%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                   3.15% ++       1.26% ++     3.71% ++      1.22%         0.71%++
  Net expenses (d)                                        0.48% ++       0.46% ++     0.38% ++      0.38%         0.38%++
  Expenses (before waiver/reimbursement)
     (d)                                                  1.01% ++       1.42% ++     1.12% ++      1.76%        35.87%++
Portfolio turnover rate                                     34%           148%          34%          148%           42%
Net assets at end of period (in 000's)                  $  337        $   104       $5,054       $ 4,784        $  306




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R2 and Class R3 shares are not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





44    MainStay Retirement 2030 Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                       CLASS I                     CLASS R2              CLASS R3
      ----------------------------------------    ----------    --------------------------
                                     JUNE 29,     JANUARY 8,                     MAY 1,
      SIX MONTHS        YEAR          2007**        2009**      SIX MONTHS       2008**
         ENDED         ENDED         THROUGH        THROUGH        ENDED         THROUGH
       APRIL 30,    OCTOBER 31,    OCTOBER 31,     APRIL 30,     APRIL 30,    OCTOBER 31,

      ------------------------------------------------------------------------------------
         2009*          2008           2007          2009*         2009*          2008
        $  6.94       $ 10.60         $10.00        $ 6.64        $ 6.92         $  9.76
        -------       -------         ------        ------        ------         -------
           0.12 (a)      0.13 (a)       0.03          0.02 (a)      0.11 (a)        0.03 (a)

          (0.24)        (3.69)          0.57         (0.03)        (0.25)          (2.87)
        -------       -------         ------        ------        ------         -------
          (0.12)        (3.56)          0.60         (0.01)        (0.14)          (2.84)
        -------       -------         ------        ------        ------         -------

          (0.14)        (0.09)            --            --         (0.12)             --
          (0.01)        (0.01)            --            --         (0.01)             --
        -------       -------         ------        ------        ------         -------
          (0.15)        (0.10)            --            --         (0.13)             --
        -------       -------         ------        ------        ------         -------
        $  6.67       $  6.94         $10.60        $ 6.63        $ 6.65         $  6.92
        =======       =======         ======        ======        ======         =======
          (1.65%)(b)   (33.86%)         6.00%(b)     (0.15%)(b)(e) (2.02%)(b)     (29.10%)(b)

           3.88% ++      1.49%          0.96%++       1.07% ++      3.37% ++        0.79% ++
           0.13% ++      0.13%          0.13%++       0.48% ++      0.73% ++        0.73% ++
           0.87% ++      1.36%         35.62%++       1.22% ++      1.47% ++        1.69% ++
             34%          148%            42%           34%           34%            148%
        $32,223       $23,249         $  287        $   40        $3,785         $ 3,695




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              45

MAINSTAY RETIREMENT 2040 FUND
INVESTMENT AND PERFORMANCE COMPARISON1

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


                                                  SINCE
AVERAGE ANNUAL              SIX        ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR     (6/29/07)
---------------------------------------------------------
With sales charges         -8.11%    -36.21%     -22.74%
Excluding sales charges    -2.76     -32.50      -20.32




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                       LEHMAN BROTHERS
                        MAINSTAY RETIREMENT    S&P 500    MSCI EAFE     AGGREGATE BOND
                             2040 FUND          INDEX       INDEX           INDEX
                        -------------------    -------    ---------    ---------------
6/29/07                         9450            10000       10000           10000
                                9221             9367        9641           10800
4/30/09                         6224             6059        5518           11214






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR     (6/29/07)
---------------------------------------------------------
With sales charges         -8.12%    -36.13%     -22.68%
Excluding sales charges    -2.78     -32.41      -20.27




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                       LEHMAN BROTHERS
                        MAINSTAY RETIREMENT    S&P 500    MSCI EAFE     AGGREGATE BOND
                             2040 FUND          INDEX       INDEX           INDEX
                        -------------------    -------    ---------    ---------------
6/29/07                        23625            25000       25000           25000
                               23052            23416       24103           27000
4/30/09                        15580            15147       13796           28036






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------


                                                      SINCE
AVERAGE ANNUAL                   SIX       ONE      INCEPTION
TOTAL RETURNS                  MONTHS      YEAR     (6/29/07)
-------------------------------------------------------------
                               -2.74%    -32.36%     -20.13%




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                       LEHMAN BROTHERS
                        MAINSTAY RETIREMENT    S&P 500    MSCI EAFE     AGGREGATE BOND
                             2040 FUND          INDEX       INDEX           INDEX
                        -------------------    -------    ---------    ---------------
6/30/07                        10000            10000       10000           10000
                                9780             9367        9641           10800
4/30/09                         6615             6059        5518           11214





1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million or more. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



46    MainStay Retirement 2040 Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------


                                         SINCE
AVERAGE ANNUAL      SIX       ONE      INCEPTION
TOTAL RETURNS     MONTHS      YEAR     (6/29/07)
------------------------------------------------
                  -2.80%    -32.46%     -20.33%




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                             LEHMAN BROTHERS
              MAINSTAY RETIREMENT    S&P 500    MSCI EAFE     AGGREGATE BOND
                   2040 FUND          INDEX       INDEX           INDEX
              -------------------    -------    ---------    ---------------
6/29/07              10000            10000       10000           10000
                      9749             9367        9641           10800
4/30/09               6585             6059        5518           11214






CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------


                                         SINCE
AVERAGE ANNUAL      SIX       ONE      INCEPTION
TOTAL RETURNS     MONTHS      YEAR     (6/29/07)
------------------------------------------------
                  -2.89%    -32.70%     -20.57%




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                       LEHMAN BROTHERS
                        MAINSTAY RETIREMENT    S&P 500    MSCI EAFE     AGGREGATE BOND
                             2040 FUND          INDEX       INDEX           INDEX
                        -------------------    -------    ---------    ---------------
6/29/07                        10000            10000       10000           10000
                                9729             9367        9641           10800
4/30/09                         6548             6059        5518           11214






 BENCHMARK PERFORMANCE                              SIX       ONE        SINCE
                                                  MONTHS      YEAR     INCEPTION
--------------------------------------------------------------------------------------
S&P 500(R) Index(5)                               -8.53%    -35.31%     -23.86%
MSCI EAFE(R) Index(6)                             -2.64     -42.76      -27.63
Barclays Capital U.S. Aggregate Bond Index(7)      7.74       3.84        6.43
Average Lipper mixed-asset target 2040 fund(8)    -4.01     -35.03      -23.38



   three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Class R2 shares commenced investment operations on January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
4. Class R3 shares commenced investment operations on May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500 Index is the Fund's broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers(R) U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper mixed-asset target 2040 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    47

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2040 FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/08(3)        4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES           $1,000.00        $972.40         $2.35          $1,022.40         $2.41
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00        $972.20         $1.86          $1,022.90         $1.91
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00        $972.60         $0.64          $1,024.10         $0.65
---------------------------------------------------------------------------------------------------------

CLASS R2 SHARES(2)              $1,000.00        $996.90         $1.48          $1,014.00         $1.50
---------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                 $1,000.00        $971.10         $3.57          $1,021.20         $3.66
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.48% for Investor Class, 0.38% for Class A, 0.13% for Class I, 0.48% for Class R2 and 0.73% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 days for Investor Class, Class A, Class I and Class R3 (to reflect the one-half year period) and 113 days for Class R2 (to reflect the since-inception period). In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense ratios.
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2009. Had these shares been offered for the full six-month period ended April 30, 2009, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $2.41 and the ending account value would have been $1,022.40.
3. Class R2 shares began investment operations on January 8, 2009.



48    MainStay Retirement 2040 Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2009

(COMPOSITION PIE CHART)

Growth of Capital                               43.9
Total Return                                    35.8
Capital Appreciation                            14.4
Current Income                                   5.4
Cash and Other Assets, Less Liabilities          0.5





See Portfolio of Investments on page 53 for specific holdings within these categories.



                                                   mainstayinvestments.com    49

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY RETIREMENT 2040 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Retirement 2040 Fund returned -2.76% for Investor Class shares and -2.78% for Class A shares for the six months ended April 30, 2009. Over the same period, Class I shares returned -2.74%, Class R2 Shares returned -2.80% and Class R3 shares returned -2.89%. All share classes outperformed the -4.01% return of the average Lipper(1) mixed-asset target 2040 fund and the -8.53% return of the S&P 500(R) Index(2) for the six months ended April 30, 2009. As of April 30, 2009, Class R1 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 46 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds known as Underlying Funds. The Underlying Funds may invest in domestic or international stocks at various capitalization levels or in fixed-income securities. Not all of these asset categories are reflected in the S&P 500(R) Index.

During the reporting period, the Fund's strong performance relative to its peers and its benchmark resulted primarily from the performance of the Underlying Funds in which the Fund invested. Underlying Funds that invested in mid-cap stocks, floating-rate debt or high-yield bonds contributed positively to the Fund's performance relative to the S&P 500(R) Index and the Fund's Lipper peers.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds are selected based upon the type and country of issuance of the securities in which they invest, the average credit quality of those securities and their duration. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the reporting period, we changed the Fund in a few noteworthy ways. First, we shifted assets into MainStay Global High Income Fund, MainStay Floating Rate Fund, MainStay High Yield Corporate Bond Fund and MainStay 130/30 High Yield Fund, all of which invest in lower-quality debt instruments. This decision had a positive impact on the Fund's performance, as credit spreads(3) narrowed during the reporting period.

Second, we redirected assets into MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund. This decision detracted from the Fund's performance, as both of these MainStay 130/30 Funds struggled during the spring 2009 rally, when lower-quality securities outperformed their higher-quality counterparts.

Third, the Fund moved assets out of T. Rowe Price Emerging Markets Stock Fund and Lazard International Small Cap Portfolio and redirected the proceeds to MainStay 130/30 International Fund, MainStay International Equity Fund and MainStay ICAP International Fund. This change had a negative impact on the Fund's performance during the reporting period, because on average, larger companies operating in developed markets generated lower returns than smaller companies and companies based in developing countries.



----------
1. See footnote on page 47 for more information on Lipper Inc.
2. See footnote on page 47 for more information on the S&P 500(R) Index.
3. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGE 52 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


50    MainStay Retirement 2040 Fund

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

The Underlying Equity Fund holding with the highest return during the reporting period was T. Rowe Price Emerging Markets Stock Fund, which led by a wide margin. MainStay Large Cap Growth Fund and MainStay ICAP International Fund followed at a distance. The worst returns came from MainStay Value Fund and MainStay Common Stock Fund.

WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay Large Cap Growth Fund was the strongest contributor to the Fund's performance, followed by MainStay ICAP International Fund. MainStay MAP Fund, MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund were among the Underlying Equity Funds that detracted the most from the Fund's performance.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Conditions were generally favorable for fixed-income investing during the reporting period. Interest rates on Treasury bills, notes and bonds fell as the Federal Open Market Committee targeted very low short-term interest rates and the Federal Reserve began to purchase bonds directly in an effort to bring down long-term borrowing costs. Signs that the economy may be nearing a low point brought further relief to the corporate bond markets in 2009. Spreads narrowed considerably, although they remained wide by historical standards. Bank loans also performed quite well in our view, as liquidity issues within that market began to improve.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In light of the historic widening of corporate bond spreads in 2008 and the widespread anticipation of an eventual recovery, the Fund began on March 10 to implement a bias toward lower-quality instruments. We maintained this bias throughout the remainder of the reporting period, and the market rewarded this positioning.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay Global High Income Fund and MainStay High Yield Corporate Bond Fund, both of which invest in lower-quality instruments.

American Century International Bond Fund, MainStay Institutional Bond Fund and MainStay Intermediate Term Bond Fund were among the Fund's worst-performing Underlying Fixed Income Funds, although all three posted positive results during the reporting period.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    51

MainStay Retirement 2040 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The "target date" in a target-date fund is the approximate date an investor plans to start withdrawing money. Because target-date funds typically are managed to specific retirement dates or date ranges, investors may be taking on greater risk if the actual year of retirement differs dramatically from the investor's original estimated date of retirement. Target-date funds generally shift to a more conservative investment mix over time. While this may help manage risk, it does not guarantee earnings growth nor is the fund's principal value guaranteed at any time including at the target date. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation. Target-date funds allocate their investments among multiple asset classes, which can include U.S. and foreign equity securities and fixed-income securities.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield debt securities ("junk bonds") carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

- Investment in REITs carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, FUND SHAREHOLDERS TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS HELD IN UNDERLYING FUNDS THAT ARE MONEY MARKET FUNDS AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS AS DISCUSSED IN NOTE 10.

Before making an investment in the Fund, you should consider all the risks associated with it.



52    MainStay Retirement 2040 Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED




                                     SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 95.3%+
-----------------------------------------------------------

EQUITY FUNDS 83.7%
MainStay 130/30 Core Fund Class
  I                                 218,051   $   1,197,097
MainStay 130/30 Growth Fund
  Class I (a)                        48,751         313,466
MainStay 130/30 International
  Fund Class I (a)                  262,272       1,277,263
MainStay Common Stock Fund
  Class I                           252,090       2,107,470
MainStay Growth Equity Fund
  Class I                            52,662         423,405
MainStay ICAP Equity Fund Class
  I                                  69,634       1,715,093
MainStay ICAP International
  Fund Class I                       58,113       1,274,998
MainStay ICAP Select Equity
  Fund Class I                       72,801       1,739,209
MainStay International Equity
  Fund Class I                      130,195       1,272,006
MainStay Large Cap Growth Fund
  Class I (a)                       560,086       2,733,219
MainStay MAP Fund Class I            78,534       1,700,268
MainStay S&P 500 Index Fund
  Class I                            17,625         355,144
MainStay Small Cap Growth Fund
  Class I (a)(b)                     68,054         670,328
MainStay Small Company Value
  Fund Class I                       26,308         253,608
MainStay Value Fund Class I          62,174         718,735
                                              -------------
                                                 17,751,309

                                              -------------

FIXED INCOME FUNDS 11.6%
MainStay 130/30 High Yield Fund
  Class I                            44,241         389,765
MainStay Floating Rate Fund
  Class I                            41,855         334,422
MainStay Global High Income
  Fund Class I (b)                   14,096         133,353
MainStay High Yield Corporate
  Bond Fund Class I                  59,455         283,006
MainStay Indexed Bond Fund
  Class I                            84,809         930,355
MainStay Institutional Bond
  Fund Class I                       20,474         199,621
MainStay Intermediate Term Bond
  Fund Class I                       20,189         199,269
                                              -------------
                                                  2,469,791
                                              -------------
Total Affiliated Investment
  Companies
  (Cost $23,698,782)                             20,221,100
                                              -------------


UNAFFILIATED INVESTMENT COMPANIES 4.2%
-----------------------------------------------------------

EQUITY FUNDS 3.2%
Lazard International Small Cap
  Portfolio Institutional
  Shares                             70,902         336,074
T. Rowe Price Emerging Markets
  Stock Fund                         17,925         343,440
                                              -------------
                                                    679,514

                                              -------------

FIXED INCOME FUND 1.0%
American Century International
  Bond Fund Institutional Class      14,618         198,509
                                              -------------
Total Unaffiliated Investment
  Companies
  (Cost $1,064,750)                                 878,023
                                              -------------
Total Investments
  (Cost $24,763,532) (c)               99.5%     21,099,123
Cash and Other Assets,
  Less Liabilities                      0.5         111,144
                                      -----    ------------
                                              -------------
Net Assets                            100.0%  $  21,210,267
                                      =====    ============

                                              -------------





+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(c)  At April 30, 2009, cost is $25,069,719
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation       $    61,111
Gross unrealized depreciation        (4,031,707)
                                    -----------
Net unrealized depreciation         $(3,970,596)
                                    ===========



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:


                                    INVESTMENTS IN
 VALUATION INPUTS                        SECURITIES

Level 1--Quoted Prices                  $21,099,123
Level 2--Other Significant
  Observable Inputs                              --
Level 3--Significant Unobservable
  Inputs                                         --
                                        -----------
Total                                   $21,099,123
                                        ===========




The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              53

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $23,698,782)                   $20,221,100
Investments in unaffiliated
  investment companies, at value
  (identified cost $1,064,750)            878,023
Cash                                      217,175
Receivables:
  Fund shares sold                         99,983
  Manager (See Note 3)                     12,592
  Dividends                                 1,538
Other assets                               28,608
                                      -----------
     Total assets                      21,459,019
                                      -----------
LIABILITIES:
Payables:
  Investment securities purchased         217,175
  Professional fees                        13,170
  Transfer agent (See Note 3)               9,560
  Custodian                                 4,984
  NYLIFE Distributors (See Note 3)          1,756
  Shareholder communication                   234
  Directors                                    57
Accrued expenses                            1,816
                                      -----------
     Total liabilities                    248,752
                                      -----------
Net assets                            $21,210,267
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 750 million shares
  authorized                          $    32,965
Additional paid-in capital             26,735,122
                                      -----------
                                       26,768,087
Accumulated undistributed net
  investment income                        55,211
Accumulated net realized loss on
  investments                          (1,948,621)
Net unrealized depreciation on
  investments                          (3,664,410)
                                      -----------
Net assets                            $21,210,267
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $   347,689
                                      ===========
Shares of capital stock outstanding        54,053
                                      ===========
Net asset value per share
  outstanding                         $      6.43
Maximum sales charge (5.50% of
  offering price)                            0.37
                                      -----------
Maximum offering price per share
  outstanding                         $      6.80
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $ 2,542,070
                                      ===========
Shares of capital stock outstanding       396,869
                                      ===========
Net asset value per share
  outstanding                         $      6.41
Maximum sales charge (5.50% of
  offering price)                            0.37
                                      -----------
Maximum offering price per share
  outstanding                         $      6.78
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $15,223,799
                                      ===========
Shares of capital stock outstanding     2,362,943
                                      ===========
Net asset value and offering price
  per share outstanding               $      6.44
                                      ===========
CLASS R2
Net assets applicable to outstanding
  shares                              $   151,569
                                      ===========
Shares of capital stock outstanding        23,644
                                      ===========
Net asset value and offering price
  per share outstanding               $      6.41
                                      ===========
CLASS R3
Net assets applicable to outstanding
  shares                              $ 2,945,140
                                      ===========
Shares of capital stock outstanding       459,037
                                      ===========
Net asset value and offering price
  per share outstanding               $      6.42
                                      ===========






54    MainStay Retirement 2040 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies  $   288,622
  Dividend distributions from
     unaffiliated investment
     companies                             29,381
                                      -----------
  Total income                            318,003
                                      -----------
EXPENSES:
  Registration                             38,452
  Transfer agent--Investor Class
     (See Note 3)                              97
  Transfer agent--Class A (See Note
     3)                                     2,789
  Transfer agent--Classes I, R2 and
     R3 (See Note 3)                       17,340
  Professional fees                        12,836
  Shareholder communication                 8,367
  Manager (See Note 3)                      8,258
  Distribution/Service--Investor
     Class (See Note 3)                       208
  Distribution/Service--Class A (See
     Note 3)                                2,825
  Distribution/Service--Class R2
     (See Note 3)                              97
  Distribution/Service--Class R3
     (See Note 3)                           3,331
  Custodian                                 4,408
  Distribution--Class R3 (See Note
     3)                                     3,332
  Shareholder service--Class R2 (See
     Note 3)                                   39
  Shareholder service--Class R3 (See
     Note 3)                                1,333
  Directors                                   392
  Miscellaneous                             1,952
                                      -----------
     Total expenses before
       waiver/reimbursement               106,056
  Expense waiver/reimbursement from
     Manager (See Note 3)                 (84,486)
                                      -----------
     Net expenses                          21,570
                                      -----------
Net investment income                     296,433
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                      (1,185,379)
  Unaffiliated investment company
     transactions                        (409,307)
  Realized gain distributions from
     unaffiliated investment
     companies                              3,240
                                      -----------
Net realized loss on investments
  from affiliated and unaffiliated
  investment companies                 (1,591,446)
                                      -----------
Net change in unrealized
  depreciation on investments           1,093,943
                                      -----------
Net realized and unrealized loss on
  investments                            (497,503)
                                      -----------
Net decrease in net assets resulting
  from operations                     $  (201,070)
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              55

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND FOR THE YEAR ENDED OCTOBER 31, 2008


                                       2009          2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $   296,433   $   102,559
 Net realized loss from
  affiliated and unaffiliated
  investment companies           (1,591,446)     (346,110)
 Net change in unrealized
  appreciation (depreciation)
  on investments                  1,093,943    (4,784,701)
                                -------------------------
 Net decrease in net assets
  resulting from operations        (201,070)   (5,028,252)
                                -------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                   (2,062)           --
    Class A                         (54,906)         (980)
    Class I                        (231,599)      (17,159)
    Class R3                        (49,111)           --
                                -------------------------
                                   (337,678)      (18,139)
                                -------------------------
 From net realized gain on investments:
    Class A                              --          (264)
    Class I                              --        (3,491)
                                -------------------------
                                         --        (3,755)
                                -------------------------
 Total dividends and
  distributions to
  shareholders                     (337,678)      (21,894)
                                -------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          6,739,379    22,891,215
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                 337,678        21,894
 Cost of shares redeemed         (1,803,288)   (1,925,473)
                                -------------------------
    Increase in net assets
     derived from capital
     share transactions           5,273,769    20,987,636
                                -------------------------
    Net increase in net assets    4,735,021    15,937,490

NET ASSETS:
Beginning of period              16,475,246       537,756
                                -------------------------
End of period                   $21,210,267   $16,475,246
                                =========================
Accumulated undistributed net
 investment income at end of
 period                         $    55,211   $    96,456
                                =========================






56    MainStay Retirement 2040 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    57

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                  INVESTOR CLASS                           CLASS A
                            --------------------------    ----------------------------------------
                                          FEBRUARY 28,                                   JUNE 29,
                            SIX MONTHS       2008**       SIX MONTHS        YEAR          2007**
                               ENDED         THROUGH         ENDED         ENDED         THROUGH
                             APRIL 30,     OCTOBER 31,     APRIL 30,    OCTOBER 31,    OCTOBER 31,

                            ----------------------------------------------------------------------
                               2009*          2008           2009*          2008           2007
Net asset value at
  beginning of period         $ 6.74         $  9.56        $ 6.75        $ 10.61         $10.00
                              ------         -------        ------        -------         ------
Net investment income (a)       0.08            0.06          0.11           0.10           0.02
Net realized and
  unrealized gain (loss)
  on investments               (0.27)          (2.88)        (0.30)         (3.91)          0.59
                              ------         -------        ------        -------         ------
Total from investment
  operations                   (0.19)          (2.82)        (0.19)         (3.81)          0.61
                              ------         -------        ------        -------         ------
Less dividends and
  distributions:
  From net investment
     income                    (0.12)             --         (0.15)         (0.04)            --
  From net realized gain
     on investments               --              --            --          (0.01)            --
                              ------         -------        ------        -------         ------
Total dividends and
  distributions                (0.12)             --         (0.15)         (0.05)            --
                              ------         -------        ------        -------         ------
Net asset value at end of
  period                      $ 6.43         $  6.74        $ 6.41        $  6.75         $10.61
                              ======         =======        ======        =======         ======
Total investment return
  (b)                          (2.76%)(c)     (29.50%)(c)    (2.78%)(c)    (36.07%)         6.10%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         2.63% ++        1.10% ++      3.50% ++       1.07%          0.49%++
  Net expenses (d)              0.48% ++        0.46% ++      0.38% ++       0.38%          0.38%++
  Expenses (before
     waiver/reimbursement)
     (d)                        1.27% ++        1.93% ++      1.40% ++       2.57%         39.66%++
Portfolio turnover rate           23%            145%           23%           145%            25%
Net assets at end of
  period (in 000's)           $  348         $    81        $2,542        $ 2,364         $  265




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R2 and Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





58    MainStay Retirement 2040 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                       CLASS I                     CLASS R2              CLASS R3
      ----------------------------------------    ----------    -------------------------
                                     JUNE 29,     JANUARY 8,                     MAY 1,
      SIX MONTHS        YEAR          2007**        2009**      SIX MONTHS       2008**
         ENDED         ENDED         THROUGH        THROUGH        ENDED        THROUGH
       APRIL 30,    OCTOBER 31,    OCTOBER 31,     APRIL 30,     APRIL 30,    OCTOBER 31,

      -----------------------------------------------------------------------------------
         2009*          2008           2007          2009*         2009*          2008
        $  6.76       $ 10.61         $10.00        $ 6.43        $ 6.73        $  9.71
        -------       -------         ------        ------        ------        -------
           0.11          0.11           0.03          0.02          0.10           0.04
          (0.30)        (3.90)          0.58         (0.04)        (0.30)         (3.02)
        -------       -------         ------        ------        ------        -------
          (0.19)        (3.79)          0.61         (0.02)        (0.20)         (2.98)
        -------       -------         ------        ------        ------        -------

          (0.13)        (0.05)            --            --         (0.11)            --
             --         (0.01)            --            --            --             --
        -------       -------         ------        ------        ------        -------
          (0.13)        (0.06)            --            --         (0.11)            --
        -------       -------         ------        ------        ------        -------
        $  6.44       $  6.76         $10.61        $ 6.41        $ 6.42        $  6.73
        =======       =======         ======        ======        ======        =======
          (2.74%)(c)   (35.96%)         6.20%(c)     (0.31%)(c)    (2.89%)(c)    (30.69%)(c)

           3.73% ++      1.25%          0.75%++       0.93% ++      3.20% ++       1.07% ++
           0.13% ++      0.13%          0.13%++       0.48% ++      0.73% ++       0.73% ++
           1.15% ++      2.02%         39.47%++       1.49% ++      1.75% ++       2.08% ++
             23%          145%            25%           23%           23%           145%
        $15,224       $11,263         $  273        $  152        $2,945        $ 2,767




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              59

MAINSTAY RETIREMENT 2050 FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


                                                  SINCE
AVERAGE ANNUAL              SIX        ONE      INCEPTION
TOTAL RETURNS              MONTHS      YEAR     (6/29/07)
---------------------------------------------------------
With sales charges         -8.66%    -37.55%     -23.92%
Excluding sales charges    -3.34     -33.92      -21.54




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                             LEHMAN BROTHERS
              MAINSTAY RETIREMENT    S&P 500    MSCI EAFE     AGGREGATE BOND
                   2050 FUND          INDEX       INDEX           INDEX
              -------------------    -------    ---------    ---------------
6/29/07               9450            10000       10000           10000
                      9155             9367        9641           10800
4/30/09               6050             6059        5518           11214






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


                                                   SINCE
AVERAGE ANNUAL               SIX        ONE      INCEPTION
TOTAL RETURNS               MONTHS      YEAR     (6/29/07)
----------------------------------------------------------
With sales charges          -8.75%    -37.52%      -23.90%
Excluding sales charges     -3.44     -33.88       -21.52




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                    LEHMAN BROTHERS
                     MAINSTAY RETIREMENT    S&P 500    MSCI EAFE     AGGREGATE BOND
                          2050 FUND          INDEX       INDEX           INDEX
                     -------------------    -------    ---------    ---------------
6/29/07                     23625            25000       25000           25000
                            22887            23416       24103           27000
4/30/09                     15132            15147       13796           28036






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------


                                          SINCE
AVERAGE ANNUAL      SIX        ONE      INCEPTION
TOTAL RETURNS      MONTHS      YEAR     (6/29/07)
-------------------------------------------------
                   -3.25%    -33.79%     -21.32%




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                               LEHMAN BROTHERS
                                MAINSTAY RETIREMENT    S&P 500    MSCI EAFE     AGGREGATE BOND
                                     2050 FUND          INDEX       INDEX           INDEX
                                -------------------    -------    ---------    ---------------
6/29/07                                10000            10000       10000           10000
                                        9720             9367        9641           10800
4/30/09                                 6435             6059        5518           11214





1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million or more. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



60    MainStay Retirement 2050 Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------


                                          SINCE
AVERAGE ANNUAL      SIX        ONE      INCEPTION
TOTAL RETURNS      MONTHS      YEAR     (6/29/07)
-------------------------------------------------
                   -3.46%    -33.93%     -21.59%




(PERFORMANCE GRAPH)

                                                             LEHMAN BROTHERS
              MAINSTAY RETIREMENT    S&P 500    MSCI EAFE     AGGREGATE BOND
                   2050 FUND          INDEX       INDEX           INDEX
              -------------------    -------    ---------    ---------------
6/29/07              10000            10000       10000           10000
                      9659             9367        9641           10800
4/30/09               6395             6059        5518           11214






CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------


                                          SINCE
AVERAGE ANNUAL      SIX        ONE      INCEPTION
TOTAL RETURNS      MONTHS      YEAR     (6/29/07)
-------------------------------------------------
                   -3.46%    -34.10%     -21.78%




(PERFORMANCE GRAPH)

                                                                                    LEHMAN BROTHERS
                                     MAINSTAY RETIREMENT    S&P 500    MSCI EAFE     AGGREGATE BOND
                                          2050 FUND          INDEX       INDEX           INDEX
                                     -------------------    -------    ---------    ---------------
6/29/07                                     10000            10000       10000           10000
                                             9659             9367        9641           10800
4/30/09                                      6366             6059        5518           11214







 BENCHMARK PERFORMANCE                               SIX                   SINCE
                                                   MONTHS    ONE YEAR    INCEPTION
----------------------------------------------------------------------------------
S&P 500(R) Index(5)                                -8.53%     -35.31%     -23.86%
MSCI EAFE(R) Index(6)                              -2.64      -42.76      -27.63
Barclays Capital U.S. Aggregate Bond Index(7)       7.74        3.84        6.43
Average Lipper mixed-asset target 2050+ fund(8)    -3.95      -35.55      -23.67



   Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Class R2 shares commenced investment operations on January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
4. Class R3 shares commenced investment operations on May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500 Index is the Fund's broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. The Barclays Capital Aggregate Bond Index (formerly named the Lehman Brothers(R) U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper mixed-asset target 2050 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not to exceeding the year 2045. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLE AND GRAPHS AND SHOULD BE READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    61

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2050 FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/08(3)        4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES           $1,000.00        $966.60         $2.34          $1,022.40         $2.41
---------------------------------------------------------------------------------------------------------
CLASS A SHARES                  $1,000.00        $965.60         $1.85          $1,022.90         $1.91
---------------------------------------------------------------------------------------------------------
CLASS I SHARES                  $1,000.00        $967.50         $0.63          $1,024.10         $0.65
---------------------------------------------------------------------------------------------------------
CLASS R2 SHARES(2)              $1,000.00        $965.40         $2.34          $1,022.40         $2.41
---------------------------------------------------------------------------------------------------------
CLASS R3 SHARES                 $1,000.00        $965.40         $3.56          $1,021.20         $3.66
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.48% for Investor Class, 0.38% for Class A, 0.13% for Class I, 0.48% for Class R2 and 0.73% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 days for Investor Class, Class A, Class I and Class R3 (to reflect the one-half year period) and 113 days for Class R2 (to reflect the since-inception period). In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense ratios.
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2009. Had these shares been offered for the full six-month period ended April 30, 2009, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $2.31 and the ending account value would have been $1,022.50.
3. Class R2 shares began investment operations on January 8, 2009.



62    MainStay Retirement 2050 Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2009

(COMPOSITION PIE CHART)

Growth of Capital                               46.6
Total Return                                    31.6
Capital Appreciation                            18.3
Current Income                                   3.2
Cash and Other Assets, Less Liabilities          0.3





See Portfolio of Investments on page 67 for specific holdings within these categories.




                                                   mainstayinvestments.com    63

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.


HOW DID MAINSTAY RETIREMENT 2050 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Retirement 2050 Fund returned -3.34% for Investor Class shares and -3.44% for Class A shares for the six months ended April 30, 2009. Over the same period, Class I shares returned -3.25%, Class R2 Shares and Class R3 shares both returned -3.46%. All share classes outperformed the -3.95% return of the average Lipper(1) mixed-asset target 2050+ fund and the -8.53% return of the S&P 500(R) Index(2) for the six months ended April 30, 2009. As of April 30, 2009, Class R1 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 60 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds known as Underlying Funds. The Underlying Funds may invest in domestic or international stocks at various capitalization levels or in fixed-income securities. Not all of these asset categories are reflected in the S&P 500(R) Index.

During the reporting period, the Fund's strong performance relative to its peers and its benchmark resulted primarily from the performance of the Underlying Funds in which the Fund invested. Underlying Funds that invested in mid-cap stocks, floating-rate debt or high-yield bonds contributed positively to the Fund's performance relative to the S&P 500(R) Index and the Fund's Lipper peers.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds are selected based upon the type and the country of issuance of the securities in which they invest, the average credit quality of those securities and their duration. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the reporting period, we changed the Fund in a few noteworthy ways. First, we shifted assets into MainStay Global High Income Fund, MainStay Floating Rate Fund, MainStay High Yield Corporate Bond Fund and MainStay 130/30 High Yield Fund, all of which invest in lower-quality debt instruments. This decision had a positive impact on the Fund's performance, as credit spreads(3) narrowed during the reporting period.

Second, we redirected assets into MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund. This decision detracted from the Fund's performance, as both of these MainStay 130/30 Funds struggled during the spring 2009 rally, when lower-quality securities outperformed their higher-quality counterparts.

Third, the Fund moved assets out of T. Rowe Price Emerging Markets Stock Fund and Lazard International Small Cap Portfolio and redirected the proceeds to MainStay 130/30 International Fund, MainStay International Equity Fund and MainStay ICAP International Fund. This change had a negative impact on the Fund's performance during the reporting period, because on average, larger companies operating in developed markets generated lower returns than smaller companies and companies based in developing countries.



----------
1. See footnote on page 61 for more information on Lipper Inc.
2. See footnote on page 61 for more information on the S&P 500(R) Index.
3. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGE 66 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


64    MainStay Retirement 2050 Fund

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

The Underlying Equity Fund holding with the highest return during the reporting period was T. Rowe Price Emerging Markets Stock Fund, which led by a wide margin. MainStay Large Cap Growth Fund and MainStay ICAP International Fund followed at a distance. The worst returns came from MainStay Value Fund and MainStay Common Stock Fund.

WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay Large Cap Growth Fund was the strongest contributor to the Fund's performance, followed by MainStay ICAP International Fund. MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay Common Stock Fund were among the Underlying Equity Funds that detracted the most from the Fund's performance.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Conditions were generally favorable for fixed-income investing during the reporting period. Interest rates on Treasury bills, notes and bonds fell as the Federal Open Market Committee targeted very low short-term interest rates and the Federal Reserve began to purchase bonds directly in an effort to bring down long-term borrowing costs. Signs that the economy may be nearing a low point brought further relief to the corporate bond markets in 2009. Spreads narrowed considerably, although they remained wide by historical standards. Bank loans also performed quite well in our view, as liquidity issues within that market began to improve.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In light of the historic widening of corporate bond spreads in 2008 and the widespread anticipation of an eventual recovery, the Fund began on March 10 to implement a bias toward lower-quality instruments. We maintained this bias throughout the remainder of the reporting period, and the market rewarded this positioning.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay Global High Income Fund and MainStay High Yield Corporate Bond Fund, both of which invest in lower-quality instruments.

American Century International Bond Fund, MainStay Institutional Bond Fund and MainStay Intermediate Term Bond Fund were among the Fund's worst-performing Underlying Fixed Income Funds, although all three posted positive results during the reporting period.




----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    65

MainStay Retirement 2050 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund

The "target date" in a target-date fund is the approximate date an investor plans to start withdrawing money. Because target-date funds typically are managed to specific retirement dates or date ranges, investors may be taking on greater risk if the actual year of retirement differs dramatically from the investor's original estimated date of retirement. Target-date funds generally shift to a more conservative investment mix over time. While this may help manage risk, it does not guarantee earnings growth nor is the fund's principal value guaranteed at any time including at the target date. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation. Target-date funds allocate their investments among multiple asset classes, which can include U.S. and foreign equity securities and fixed-income securities.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield debt securities ("junk bonds") carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

- Investment in REITs carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, FUND SHAREHOLDERS TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS HELD IN UNDERLYING FUNDS THAT ARE MONEY MARKET FUNDS AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS AS DISCUSSED IN NOTE 10.

Before making an investment in the Fund, you should consider all the risks associated with it.



66    MainStay Retirement 2050 Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED




                                   SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 95.6%+
---------------------------------------------------------

EQUITY FUNDS 88.7%
MainStay 130/30 Core Fund Class
  I                               119,003   $     653,324
MainStay 130/30 Growth Fund
  Class I (a)                      22,224         142,901
MainStay 130/30 International
  Fund Class I (a)                152,233         741,375
MainStay Common Stock Fund
  Class I                         134,578       1,125,069
MainStay Growth Equity Fund
  Class I                          33,104         266,158
MainStay ICAP Equity Fund Class
  I                                34,075         839,259
MainStay ICAP International
  Fund Class I                     34,082         747,763
MainStay ICAP Select Equity
  Fund Class I                     35,654         851,783
MainStay International Equity
  Fund Class I                     75,571         738,327
MainStay Large Cap Growth Fund
  Class I (a)                     317,047       1,547,191
MainStay MAP Fund Class I          54,078       1,170,781
MainStay Mid Cap Growth Fund
  Class I (a)                       1,489          11,908
MainStay S&P 500 Index Fund
  Class I                          10,851         218,646
MainStay Small Cap Growth Fund
  Class I (a)(b)                   48,800         480,677
MainStay Small Company Value
  Fund Class I                     20,118         193,942
MainStay Value Fund Class I        16,501         190,749
                                            -------------
                                                9,919,853

                                            -------------

FIXED INCOME FUNDS 6.9%
MainStay 130/30 High Yield Fund
  Class I                          13,728         120,944
MainStay Floating Rate Fund
  Class I                          12,989         103,781
MainStay Global High Income
  Fund Class I                      4,374          41,378
MainStay High Yield Corporate
  Bond Fund Class I                18,450          87,821
MainStay Indexed Bond Fund
  Class I                          26,315         288,677
MainStay Institutional Bond
  Fund Class I                      6,353          61,940
MainStay Intermediate Term Bond
  Fund Class I                      6,265          61,831
                                            -------------
                                                  766,372
                                            -------------
Total Affiliated Investment
  Companies
  (Cost $12,652,993)                           10,686,225
                                            -------------



UNAFFILIATED INVESTMENT COMPANIES 4.1%
---------------------------------------------------------

EQUITY FUNDS 3.6%
Lazard International Small Cap
  Portfolio Institutional
  Shares                           37,339         176,988
T. Rowe Price Emerging Markets
  Stock Fund                       11,586         221,995
                                            -------------
                                                  398,983
                                            -------------
FIXED INCOME FUND 0.5%
American Century International
  Bond Fund Institutional Class     4,535          61,589
                                            -------------
Total Unaffiliated Investment
  Companies
  (Cost $555,822)                                 460,572
                                            -------------
Total Investments
  (Cost $13,208,815) (c)             99.7%     11,146,797
Cash and Other Assets,
  Less Liabilities                    0.3          35,362
                                    =====    ============
Net Assets                          100.0%  $  11,182,159
                                    =====    ============





+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(c)  At April 30, 2009, cost is $13,475,435
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation       $    40,428
Gross unrealized depreciation        (2,369,066)
                                    -----------
Net unrealized depreciation         $(2,328,638)
                                    ===========



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices                $11,146,797
Level 2--Other Significant
  Observable Inputs                            --
Level 3--Significant Unobservable
  Inputs                                       --
                                      -----------
Total                                 $11,146,797
                                      ===========




The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              67

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $12,652,993)                   $10,686,225
Investments in unaffiliated
  investment companies, at value
  (identified cost $555,822)              460,572
Cash                                       47,309
Receivables:
  Fund shares sold                         27,485
  Manager (See Note 3)                     10,500
  Dividends                                   719
Other assets                               26,312
                                      -----------
     Total assets                      11,259,122
                                      -----------
LIABILITIES:
Payables:
  Investment securities purchased          47,309
  Professional fees                        13,232
  Custodian                                 5,299
  Transfer agent (See Note 3)               4,907
  Shareholder communication                 3,666
  NYLIFE Distributors (See Note 3)            835
  Directors                                    26
Accrued expenses                            1,689
                                      -----------
     Total liabilities                     76,963
                                      -----------
Net assets                            $11,182,159
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 750 million shares
  authorized                          $    18,019
Additional paid-in capital             14,438,701
                                      -----------
                                       14,456,720
Accumulated undistributed net
  investment income                        24,272
Accumulated net realized loss on
  investments                          (1,236,815)
Net unrealized depreciation on
  investments                          (2,062,018)
                                      -----------
Net assets                            $11,182,159
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $   164,668
                                      ===========
Shares of capital stock outstanding        26,567
                                      ===========
Net asset value per share
  outstanding                         $      6.20
Maximum sales charge (5.50% of
  offering price)                            0.36
                                      -----------
Maximum offering price per share
  outstanding                         $      6.56
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $   807,384
                                      ===========
Shares of capital stock outstanding       130,437
                                      ===========
Net asset value per share
  outstanding                         $      6.19
Maximum sales charge (5.50% of
  offering price)                            0.36
                                      -----------
Maximum offering price per share
  outstanding                         $      6.55
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $ 8,558,461
                                      ===========
Shares of capital stock outstanding     1,377,893
                                      ===========
Net asset value and offering price
  per share outstanding               $      6.21
                                      ===========
CLASS R2
Net assets applicable to outstanding
  shares                              $    39,132
                                      ===========
Shares of capital stock outstanding         6,325
                                      ===========
Net asset value and offering price
  per share outstanding               $      6.19
                                      ===========
CLASS R3
Net assets applicable to outstanding
  shares                              $ 1,612,514
                                      ===========
Shares of capital stock outstanding       260,664
                                      ===========
Net asset value and offering price
  per share outstanding               $      6.19
                                      ===========






68    MainStay Retirement 2050 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies    $ 160,716
  Dividend distributions from
     unaffiliated investment
     companies                             17,892
                                        ---------
     Total income                         178,608
                                        ---------
EXPENSES:
  Registration                             37,411
  Professional fees                        11,968
  Transfer agent--Investor Class
     (See Note 3)                             113
  Transfer agent--Class A (See Note
     3)                                       857
  Transfer agent--Classes I, R2 and
     R3 (See Note 3)                       10,428
  Manager (See Note 3)                      4,681
  Custodian                                 4,513
  Shareholder communication                 3,611
  Distribution/Service--Investor
     Class (See Note 3)                       124
  Distribution/Service--Class A (See
     Note 3)                                  880
  Distribution/Service--Class R2
     (See Note 3)                              26
  Distribution/Service--Class R3
     (See Note 3)                           1,783
  Distribution--Class R3 (See Note
     3)                                     1,783
  Shareholder service--Class R2 (See
     Note 3)                                   10
  Shareholder service--Class R3 (See
     Note 3)                                  713
  Directors                                   217
  Miscellaneous                             1,780
                                        ---------
     Total expenses before
       waiver/reimbursement                80,898
  Expense waiver/reimbursement from
     Manager (See Note 3)                 (69,679)
                                        ---------
     Net expenses                          11,219
                                        ---------
Net investment income                     167,389
                                        ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on
  investments:
  Affiliated investment company
     transactions                        (715,736)
  Unaffiliated investment company
     transactions                        (255,466)
  Realized gain distributions from
     unaffiliated investment
     companies                              1,011
                                        ---------
Net realized loss on investments
  from affiliated and unaffiliated
  investment companies                   (970,191)
                                        ---------
Net change in unrealized
  depreciation on investments             621,824
                                        ---------
Net realized and unrealized loss on
  investments                            (348,367)
                                        ---------
Net decrease in net assets resulting
  from operations                       $(180,978)
                                        =========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              69

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009          2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $   167,389   $    55,812
 Net realized loss from
  affiliated and unaffiliated
  investment companies             (970,191)     (184,150)
 Net change in unrealized
  appreciation (depreciation)
  on investments                    621,824    (2,712,002)
                                -------------------------
 Net decrease in net assets
  resulting from operations        (180,978)   (2,840,340)
                                -------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                   (1,596)           --
    Class A                         (16,052)       (1,892)
    Class I                        (146,224)      (35,412)
    Class R3                        (24,674)           --
                                -------------------------
                                   (188,546)      (37,304)
                                -------------------------
 From net realized gain on investments:
    Investor Class                     (524)           --
    Class A                          (4,715)         (191)
    Class I                         (42,300)       (3,058)
    Class R3                         (8,669)           --
                                -------------------------
                                    (56,208)       (3,249)
                                -------------------------
 Total dividends and
  distributions to
  shareholders                     (244,754)      (40,553)
                                -------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          2,737,548    12,778,817
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                 244,717        40,553
 Cost of shares redeemed           (839,564)   (1,016,380)
                                -------------------------
    Increase in net assets
     derived from capital
     share transactions           2,142,701    11,802,990
                                -------------------------
    Net increase in net assets    1,716,969     8,922,097

NET ASSETS:
Beginning of period               9,465,190       543,093
                                -------------------------
End of period                   $11,182,159   $ 9,465,190
                                =========================
Accumulated undistributed net
 investment income at end of
 period                         $    24,272   $    45,429
                                =========================






70    MainStay Retirement 2050 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    71

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                  INVESTOR CLASS                           CLASS A
                            --------------------------    ----------------------------------------
                                          FEBRUARY 28,                                   JUNE 29,
                            SIX MONTHS       2008**       SIX MONTHS        YEAR          2007**
                               ENDED         THROUGH         ENDED         ENDED         THROUGH
                             APRIL 30,     OCTOBER 31,     APRIL 30,    OCTOBER 31,    OCTOBER 31,

                            ----------------------------------------------------------------------
                               2009*          2008           2009*          2008           2007
Net asset value at
  beginning of period         $ 6.57         $  9.46        $ 6.58        $ 10.62         $10.00
                              ------         -------        ------        -------         ------
Net investment income (a)       0.09            0.05          0.10           0.09           0.01
Net realized and
  unrealized gain (loss)
  on investments               (0.31)          (2.94)        (0.32)         (4.05)          0.61
                              ------         -------        ------        -------         ------
Total from investment
  operations                   (0.22)          (2.89)        (0.22)         (3.96)          0.62
                              ------         -------        ------        -------         ------
Less dividends and
  distributions:
  From net investment
     income                    (0.11)             --         (0.13)         (0.07)            --
  From net realized gain
     on investments            (0.04)             --         (0.04)         (0.01)            --
                              ------         -------        ------        -------         ------
Total dividends and
  distributions                (0.15)             --         (0.17)         (0.08)            --
                              ------         -------        ------        -------         ------
Net asset value at end of
  period                      $ 6.20         $  6.57        $ 6.19        $  6.58         $10.62
                              ======         =======        ======        =======         ======
Total investment return
  (c)                          (3.34%)(b)     (30.55%)(b)    (3.44%)(b)    (37.60%)         6.30%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         3.07% ++        0.81% ++      3.41% ++       0.97%          0.29%++
  Net expenses (d)              0.48% ++        0.46% ++      0.38% ++       0.38%          0.38%++
  Expenses (before
     waiver/reimbursement)
     (d)                        1.84% ++        2.86% ++      1.87% ++       3.52%         39.60%++
Portfolio turnover rate           15%            138%           15%           138%            24%
Net assets at end of
  period (in 000's)           $  165         $    80        $  807        $   721         $  270




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R2 and Class R3 shares are not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





72    MainStay Retirement 2050 Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                       CLASS I                     CLASS R2              CLASS R3
      ----------------------------------------    ----------    -------------------------
                                     JUNE 29,     JANUARY 8,                     MAY 1,
      SIX MONTHS        YEAR          2007**        2009**      SIX MONTHS       2008**
         ENDED         ENDED         THROUGH        THROUGH        ENDED        THROUGH
       APRIL 30,    OCTOBER 31,    OCTOBER 31,     APRIL 30,     APRIL 30,    OCTOBER 31,

      -----------------------------------------------------------------------------------
         2009*          2008           2007          2009*         2009*          2008
        $ 6.59        $ 10.63         $10.00        $ 6.22        $ 6.56        $  9.61
        ------        -------         ------        ------        ------        -------
          0.11           0.09           0.02          0.01          0.09           0.01
         (0.32)         (4.03)          0.61         (0.04)        (0.32)         (3.06)
        ------        -------         ------        ------        ------        -------
         (0.21)         (3.94)          0.63         (0.03)        (0.23)         (3.05)
        ------        -------         ------        ------        ------        -------

         (0.13)         (0.09)            --            --         (0.10)            --
         (0.04)         (0.01)            --            --         (0.04)            --
        ------        -------         ------        ------        ------        -------
         (0.17)         (0.10)            --            --         (0.14)            --
        ------        -------         ------        ------        ------        -------
        $ 6.21        $  6.59         $10.63        $ 6.19        $ 6.19        $  6.56
        ======        =======         ======        ======        ======        =======
         (3.25%)(b)    (37.49%)         6.40%(b)     (0.48%)(b)    (3.46%)(b)    (31.74%)(b)

          3.70% ++       1.08%          0.55%++       0.68% ++      3.13% ++       0.28% ++
          0.13% ++       0.13%          0.13%++       0.48% ++      0.73% ++       0.73% ++
          1.62% ++       3.18%         39.11%++       1.96% ++      2.22% ++       2.99% ++
            15%           138%            24%           15%           15%           138%
        $8,558        $ 7,191         $  273        $   39        $1,613        $ 1,473




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              73

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-two funds (collectively referred to as the "Funds" and each individually, referred to as a "Fund"). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (collectively referred to as the "Retirement Funds" and each individually referred to as a "Retirement Fund"). Each is a diversified fund.

The Retirement Funds each currently offer six classes of shares. Class A shares, Class I shares, Class R1 shares, Class R2 shares, and Class R3 shares commenced operations on June 29, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. Depending on eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and conditions. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee. There were no shares outstanding as of April 30, 2009 for Class R1 shares. Class R3 received additional investments on April 30, 2008, and began investment activity on May 1, 2008. Class R2 received additional investments on January 7, 2009, and began investment activity on January 8, 2009.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income.

The RETIREMENT 2010 FUND is managed for the typical investor who has retired or is seeking to retire before the year 2015.

The RETIREMENT 2020 FUND is managed for the typical investor seeking to retire between the years 2016 and 2025.

The RETIREMENT 2030 FUND is managed for the typical investor seeking to retire between the years 2026 and 2035.

The RETIREMENT 2040 FUND is managed for the typical investor seeking to retire between the years 2036 and 2045.

The RETIREMENT 2050 FUND is managed for the typical investor seeking to retire between the years 2046 and 2055.

The Retirement Funds are funds-of-funds and may invest in other Funds of the Company as well as funds of the Eclipse Funds and The MainStay Funds, each a Massachusetts business trust, and ICAP Funds, Inc., a Maryland Corporation, for which New York Life Investment Management LLC also serves as manager ("Affiliated Underlying Funds"). The Retirement Funds may also invest in other unaffiliated funds. ("Unaffiliated Underlying Funds" and, collectively with the Affiliated Underlying Funds, the "Underlying Funds").

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Retirement Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments in Underlying Funds are valued at their NAV at the close of business each day. The Retirement Funds' other investments and securities held by the Affiliated Underlying Funds are valued as described below.

Debt securities are valued at prices supplied by a pricing agent or broker selected by the funds' manager in consultation with the funds' subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the funds' manager in consultation with the funds' subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the funds are open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost


74    MainStay Retirement Funds
method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the funds' Board of Directors/Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the fund's manager, reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Retirement Funds did not hold securities that were valued in such a manner.

The Retirement Funds adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Retirement Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Retirement Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for each Retirement Fund's investments is included at the end of each Retirement Fund's Portfolio of Investments.

The valuation techniques used by the Retirement Funds to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Underlying Funds utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Retirement Funds' financial statement disclosures.

(B) FEDERAL INCOME TAXES. Each of the Retirement Funds is treated as a separate entity for federal income tax purposes. The Retirement Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Retirement Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The

                                                   mainstayinvestments.com    75

Interpretation established for all entities, including pass-through entities such as the Retirement Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Retirement Funds have not recorded any tax liabilities pursuant to FIN 48. Each of the Retirement Funds' tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Retirement Funds' financial statements upon adoption. The Manager continually reviews the Retirement Funds' tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the respective Retirement Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Retirement Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Retirement Funds in proportion to the net assets of the respective Retirement Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by each Retirement Fund, including those of related parties to the Retirement Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Retirement Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Retirement Funds may vary.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Retirement Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Retirement Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Retirement Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Retirement Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Retirement Funds' Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Retirement Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Retirement Funds and all the operational expenses that are not the responsibility of the Retirement Funds. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Investments, serves as Subadvisor to the Retirement Funds and is responsible for the day-to-day portfolio management of the Retirement Funds. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement")



76    MainStay Retirement Funds
between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

Each Retirement Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. New York Life Investments has also contractually agreed to waive this fee so that the effective management fee is 0.00%. Each Retirement Fund also indirectly pays a proportionate share of the management fees paid to the investment advisers of the Underlying Funds in which each Retirement Fund invests.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments entered into a written expense limitation agreement under which it agreed to reimburse the expenses of the appropriate class of the Retirement Funds so that the class' total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which a Fund invests) do not exceed the following percentages of average daily net assets for each class: Investor Class, 0.475%; Class A, 0.375%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class R3, 0.725%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. Under each of the expense limitation agreements discussed above, New York Life Investments may recoup the amount of certain expense reimbursements from the Retirement Funds pursuant to the agreements if such action does not cause the Retirement Funds to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Retirement Funds as follows:

                                         TOTAL
MainStay Retirement 2010 Fund          $12,579
----------------------------------------------
MainStay Retirement 2020 Fund           13,145
----------------------------------------------
MainStay Retirement 2030 Fund           15,823
----------------------------------------------
MainStay Retirement 2040 Fund            8,258
----------------------------------------------
MainStay Retirement 2050 Fund            4,681
----------------------------------------------



For the six-month period ended April 30, 2009, New York Life Investments waived/reimbursed expenses of the Retirement Funds as follows:

                                          TOTAL
MainStay Retirement 2010 Fund          $100,866
-----------------------------------------------
MainStay Retirement 2020 Fund           103,644
-----------------------------------------------
MainStay Retirement 2030 Fund           117,036
-----------------------------------------------
MainStay Retirement 2040 Fund            84,486
-----------------------------------------------
MainStay Retirement 2050 Fund            69,679
-----------------------------------------------



As of April 30, 2009, the amounts of waived expenses that are subject to possible recoupment by the Manager, and the related expiration dates, are as follows:

                               OCTOBER 31,

                          2010      2011      2012     TOTAL
MainStay Retirement
  2010 Fund            $66,490  $185,324  $ 88,286  $340,100
------------------------------------------------------------------
MainStay Retirement
  2020 Fund             66,635   182,690    90,499   339,824
------------------------------------------------------------------
MainStay Retirement
  2030 Fund             66,530   181,963   101,213   349,706
------------------------------------------------------------------
MainStay Retirement
  2040 Fund             66,491   159,868    76,228   302,587
------------------------------------------------------------------
MainStay Retirement
  2050 Fund             66,651   155,840    64,998   287,489
------------------------------------------------------------------



State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Funds, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Retirement Funds, with respect to Investor Class, Class A, Class R2 and Class R3 shares, have adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Retirement Funds at an annual rate of 0.25% of the average daily net assets of the Retirement Funds' Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the

                                                   mainstayinvestments.com    77

Retirement Funds for distribution or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Retirement Funds at an annual rate of 0.25% for distribution and 0.25% for service of the average daily net assets of the Retirement Funds' Class R3 shares, which is an expense of the Class R3 shares of the Retirement Funds for distribution and service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Retirement Funds' shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Retirement Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares, for the six-month period ended April 30, 2009, were as follows:

 MAINSTAY RETIREMENT 2010 FUND
Investor Class                          $  516
----------------------------------------------
Class A                                      8
----------------------------------------------

 MAINSTAY RETIREMENT 2020 FUND
Investor Class                          $1,473
----------------------------------------------
Class A                                  1,292
----------------------------------------------

 MAINSTAY RETIREMENT 2030 FUND
Investor Class                          $1,607
----------------------------------------------
Class A                                     86
----------------------------------------------

 MAINSTAY RETIREMENT 2040 FUND
Investor Class                          $1,623
----------------------------------------------
Class A                                    241
----------------------------------------------

 MAINSTAY RETIREMENT 2050 FUND
Investor Class                          $  519
----------------------------------------------





(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Retirement Funds' transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Retirement Funds for the six-month period ended April 30, 2009, were as follows:

                                         TOTAL
MainStay Retirement 2010 Fund          $30,195
----------------------------------------------
MainStay Retirement 2020 Fund           31,636
----------------------------------------------
MainStay Retirement 2030 Fund           38,334
----------------------------------------------
MainStay Retirement 2040 Fund           20,226
----------------------------------------------
MainStay Retirement 2050 Fund           11,398
----------------------------------------------



(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Retirement Funds have implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held shares of the Retirement Funds with the following values and percentages of net assets as follows:

 MAINSTAY RETIREMENT 2010 FUND
Investor Class                  $   20,411    24.0%
--------------------------------------------------
Class A                            204,283     4.5
--------------------------------------------------
Class I                          4,211,859    16.8
--------------------------------------------------
Class R2                            25,223    27.2
--------------------------------------------------
Class R3                            20,087     2.2
--------------------------------------------------




 MAINSTAY RETIREMENT 2020 FUND
Investor Class                  $   18,910     3.3%
--------------------------------------------------
Class A                            187,229     3.5
--------------------------------------------------
Class I                          3,868,094    13.9
--------------------------------------------------
Class R2                            25,104    47.4
--------------------------------------------------
Class R3                            18,574     1.3
--------------------------------------------------




 MAINSTAY RETIREMENT 2030 FUND
Investor Class                  $   17,693     5.2%
--------------------------------------------------
Class A                            171,491     3.4
--------------------------------------------------
Class I                          2,900,302     9.0
--------------------------------------------------
Class R2                            24,962    62.1
--------------------------------------------------
Class R3                            17,368     0.5
--------------------------------------------------






78    MainStay Retirement Funds

 MAINSTAY RETIREMENT 2040 FUND
Investor Class                  $   17,139     4.9%
--------------------------------------------------
Class A                            164,868     6.5
--------------------------------------------------
Class I                          2,138,045    14.0
--------------------------------------------------
Class R2                            24,922    16.4
--------------------------------------------------
Class R3                            16,826     0.6
--------------------------------------------------




 MAINSTAY RETIREMENT 2050 FUND
Investor Class                  $   16,782    10.2%
--------------------------------------------------
Class A                            160,129    19.8
--------------------------------------------------
Class I                          2,081,841    24.3
--------------------------------------------------
Class R2                            24,879    63.6
--------------------------------------------------
Class R3                            16,475     1.0
--------------------------------------------------



At April 30, 2009, the Retirement Funds held the following percentages of outstanding shares of affiliated investment companies:

 MAINSTAY RETIREMENT 2010 FUND
MainStay 130/30 Core Fund Class I         0.63%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       0.55
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   0.83
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                 1.13
----------------------------------------------
MainStay Common Stock Fund Class I        0.69
----------------------------------------------
MainStay Floating Rate Fund Class I       0.36
----------------------------------------------
MainStay Global High Income Fund Class
  I                                      14.08
----------------------------------------------
MainStay Growth Equity Fund Class I       0.94
----------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 0.12
----------------------------------------------
MainStay ICAP Equity Fund Class I         0.27
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       0.27
----------------------------------------------
MainStay ICAP Select Equity Class I       0.14
----------------------------------------------
MainStay Indexed Bond Fund Class I        2.06
----------------------------------------------
MainStay Institutional Bond Fund Class
  I                                       0.72
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 0.96
----------------------------------------------
MainStay International Equity Fund
  Class I                                 0.36
----------------------------------------------
MainStay Large Cap Growth Fund Class I    0.25
----------------------------------------------
MainStay MAP Fund Class I                 0.34
----------------------------------------------
MainStay S&P 500 Index Fund Class I       0.04
----------------------------------------------
MainStay Small Cap Growth Fund Class I    6.51
----------------------------------------------
MainStay Small Company Value Fund Class
  I                                       0.10
----------------------------------------------
MainStay Value Fund Class I               3.53
----------------------------------------------




 MAINSTAY RETIREMENT 2020 FUND
MainStay 130/30 Core Fund Class I         0.90%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       0.77
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   0.98
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                 1.70
----------------------------------------------
MainStay Common Stock Fund Class I        1.05
----------------------------------------------
MainStay Floating Rate Fund Class I       0.59
----------------------------------------------
MainStay Global High Income Fund         22.84
----------------------------------------------
MainStay Growth Equity Fund Class I       1.16
----------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 0.14
----------------------------------------------
MainStay ICAP Equity Fund Class I         0.39
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       0.41
----------------------------------------------
MainStay ICAP Select Equity Class I       0.20
----------------------------------------------
MainStay Indexed Bond Fund Class I        1.48
----------------------------------------------
MainStay Institutional Bond Fund Class
  I                                       0.52
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 0.69
----------------------------------------------
MainStay International Equity Fund
  Class I                                 0.54
----------------------------------------------
MainStay Large Cap Growth Fund Class I    0.36
----------------------------------------------
MainStay MAP Fund Class I                 0.44
----------------------------------------------
MainStay S&P 500 Index Fund Class I       0.05
----------------------------------------------
MainStay Small Cap Growth Fund Class I    1.19
----------------------------------------------
MainStay Small Company Value Fund Class
  I                                       0.22
----------------------------------------------
MainStay Value Fund Class I               6.67
----------------------------------------------





                                                   mainstayinvestments.com    79

 MAINSTAY RETIREMENT 2030 FUND
MainStay 130/30 Core Fund Class I         1.70%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       0.96
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   0.90
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                 2.54
----------------------------------------------
MainStay Common Stock Fund Class I        1.30
----------------------------------------------
MainStay Floating Rate Fund Class I       0.80
----------------------------------------------
MainStay Global High Income Fund Class
  I                                      31.00
----------------------------------------------
MainStay Growth Equity Fund Class I       1.49
----------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 0.13
----------------------------------------------
MainStay ICAP Equity Fund Class I         0.51
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       0.61
----------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                       0.27
----------------------------------------------
MainStay Indexed Bond Fund Class I        0.77
----------------------------------------------
MainStay Institutional Bond Fund Class
  I                                       0.27
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 0.36
----------------------------------------------
MainStay International Equity Fund
  Class I                                 0.81
----------------------------------------------
MainStay Large Cap Growth Fund Class I    0.52
----------------------------------------------
MainStay MAP Fund Class I                 0.91
----------------------------------------------
MainStay S&P 500 Index Fund Class I       0.05
----------------------------------------------
MainStay Small Cap Growth Fund Class I   21.01
----------------------------------------------
MainStay Small Company Value Fund Class
  I                                       0.44
----------------------------------------------
MainStay Value Fund Class I               3.38
----------------------------------------------




 MAINSTAY RETIREMENT 2040 FUND
MainStay 130/30 Core Fund Class I         0.92%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       0.46
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   0.29
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                 1.44
----------------------------------------------
MainStay Common Stock Fund Class I        0.70
----------------------------------------------
MainStay Floating Rate Fund Class I       0.26
----------------------------------------------
MainStay Global High Income Fund         10.10
----------------------------------------------
MainStay Growth Equity Fund Class I       0.81
----------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 0.04
----------------------------------------------
MainStay ICAP Equity Fund Class I         0.29
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       0.34
----------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                       0.15
----------------------------------------------
MainStay Indexed Bond Fund Class I        0.25
----------------------------------------------
MainStay Institutional Bond Fund Class
  I                                       0.09
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 0.02
----------------------------------------------
MainStay International Equity Fund
  Class I                                 0.46
----------------------------------------------
MainStay Large Cap Growth Fund Class I    0.29
----------------------------------------------
MainStay MAP Fund Class I                 0.38
----------------------------------------------
MainStay S&P 500 Index Fund Class I       0.04
----------------------------------------------
MainStay Small Cap Growth Fund Class I   14.51
----------------------------------------------
MainStay Small Company Value Fund Class
  I                                       0.34
----------------------------------------------
MainStay Value Fund Class I               3.60
----------------------------------------------






80    MainStay Retirement Funds

 MAINSTAY RETIREMENT 2050 FUND
MainStay 130/30 Core Fund Class I         0.50%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       0.21
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   0.83
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                 0.20
----------------------------------------------
MainStay Common Stock Fund Class I        0.37
----------------------------------------------
MainStay Floating Rate Fund Class I       0.08
----------------------------------------------
MainStay Global High Income Fund Class
  I                                       3.13
----------------------------------------------
MainStay Growth Equity Fund Class I       0.51
----------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 0.01
----------------------------------------------
MainStay ICAP Equity Fund Class I         0.14
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       0.20
----------------------------------------------
MainStay ICAP Select Equity Class I       0.07
----------------------------------------------
MainStay Indexed Bond Fund Class I        0.08
----------------------------------------------
MainStay Institutional Bond Fund Class
  I                                       0.03
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 0.04
----------------------------------------------
MainStay International Equity Fund
  Class I                                 0.27
----------------------------------------------
MainStay Large Cap Growth Fund Class I    0.16
----------------------------------------------
MainStay MAP Fund Class I                 0.26
----------------------------------------------
MainStay Mid Cap Growth Fund Class I      0.03
----------------------------------------------
MainStay S&P 500 Index Fund Class I       0.02
----------------------------------------------
MainStay Small Cap Growth Fund Class I   10.41
----------------------------------------------
MainStay Small Cap Opportunity Fund
  Class I                                 0.26
----------------------------------------------
MainStay Value Fund Class I               0.96
----------------------------------------------



(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Retirement Funds by the Office of the General Counsel of New York Life Investments are payable directly by the Retirement Funds. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

                                         TOTAL
MainStay Retirement 2010 Fund           $1,264
----------------------------------------------
MainStay Retirement 2020 Fund            1,288
----------------------------------------------
MainStay Retirement 2030 Fund            1,545
----------------------------------------------
MainStay Retirement 2040 Fund              820
----------------------------------------------
MainStay Retirement 2050 Fund              468
----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $56,701 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Retirement 2010 Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY RETIREMENT 2010 FUND

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016                $57
------------------------------------



At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $50,988 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Retirement 2040 Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY RETIREMENT 2040 FUND

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016                $51
------------------------------------



The tax character of distributions paid during the period ended October 31, 2008, shown in the Statement of Changes in Net Assets, were as follows:

                                        2008
                                 ------------------
                                          TAX-BASED
                                 DISTRIBUTIONS FROM
                                    ORDINARY INCOME
MainStay Retirement 2010 Fund               $46,156
---------------------------------------------------
MainStay Retirement 2020 Fund                40,348
---------------------------------------------------
MainStay Retirement 2030 Fund                58,283
---------------------------------------------------
MainStay Retirement 2040 Fund                21,894
---------------------------------------------------
MainStay Retirement 2050 Fund                40,553
---------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Retirement Funds. Custodial fees are charged to the Retirement Funds based on the market value of securities in the Retirement Funds and the number of certain cash transactions incurred by the Retirement Funds.

NOTE 6--LINE OF CREDIT:

The Retirement Funds, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Retirement Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to

                                                   mainstayinvestments.com    81
the syndicate. Such commitment fees are allocated among the Retirement Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Retirement Funds on the line of credit during the six-month period ended April 30, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

For the six-month period ended April 30, 2009, purchases and sales of securities were as follows:

                                  MAINSTAY RETIREMENT     MAINSTAY RETIREMENT     MAINSTAY RETIREMENT
                                       2010 FUND               2020 FUND               2030 FUND
                                 --------------------    --------------------    --------------------
                                 PURCHASES     SALES     PURCHASES     SALES     PURCHASES     SALES
U.S. Government Securities         $    --    $    --      $    --    $    --      $    --    $    --
-----------------------------------------------------------------------------------------------------
All Others                          17,769     12,244       19,645     10,597       21,084     11,086
-----------------------------------------------------------------------------------------------------
Total                              $17,769    $12,244      $19,645    $10,597      $21,084    $11,086
-----------------------------------------------------------------------------------------------------




                                  MAINSTAY RETIREMENT    MAINSTAY RETIREMENT
                                       2040 FUND              2050 FUND
                                  -------------------    -------------------
                                  PURCHASES     SALES    PURCHASES     SALES
U.S. Government Securities           $   --    $   --       $   --    $   --
----------------------------------------------------------------------------
All Others                            9,052     3,882        3,515     1,483
----------------------------------------------------------------------------
Total                                $9,052    $3,882       $3,515    $1,483
----------------------------------------------------------------------------



NOTE 8--CAPITAL SHARE TRANSACTIONS:

MAINSTAY RETIREMENT 2010 FUND

 INVESTOR CLASS                   SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                        8,891   $    67,203
Shares issued to shareholders
  in reinvestment of
  dividends                          159         1,237
Shares redeemed                   (3,531)      (27,450)
                               -----------------------
Net increase                       5,519   $    40,990
                               =======================
Period ended October 31, 2008
  (a):
Shares sold                       11,594   $   112,553
Shares redeemed                       (3)          (23)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      11,591       112,530
Shares converted from
  Investor Class (See Note 1)     (6,405)      (58,991)
                               -----------------------
Net increase                       5,186   $    53,539
                               =======================

(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       69,660   $   521,884
Shares issued to shareholders
  in reinvestment of
  dividends                       15,094       116,981
Shares redeemed                  (67,001)     (502,012)
                               -----------------------
Net increase                      17,753   $   136,853
                               =======================
Year ended October 31, 2008:
Shares sold                      583,883   $ 5,798,833
Shares issued to shareholders
  in reinvestment of
  dividends and distributions        148         1,523
Shares redeemed                  (61,025)     (594,467)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     523,006     5,205,889
Shares converted into Class A
  (See Note 1)                     6,405        58,991
                               -----------------------
Net increase                     529,411   $ 5,264,880
                               =======================



82    MainStay Retirement Funds

 CLASS I                          SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    1,419,250   $10,879,501
Shares issued to shareholders
  in reinvestment of
  dividends                       66,902       519,833
Shares redeemed                 (850,263)   (6,417,360)
                               -----------------------
Net increase                     635,889   $ 4,981,974
                               =======================
Year ended October 31, 2008:
Shares sold                    2,987,160   $28,042,739
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      4,346        44,633
Shares redeemed                 (554,684)   (5,150,421)
                               -----------------------
Net increase                   2,436,822   $22,936,951
                               =======================

 CLASS R2                         SHARES        AMOUNT
Period ended April 30, 2009
  (b):
Shares sold                       11,726   $    89,970
Shares redeemed                       (1)           (4)
                               -----------------------
Net increase                      11,725   $    89,966
                               =======================

(b) Class R2 shares first commenced investment operations on January 8, 2009.


 CLASS R3                         SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                        6,081   $    46,165
Shares issued to shareholders
  in reinvestment of
  dividends                        2,335        18,140
Shares redeemed                   (6,913)      (52,702)
                               -----------------------
Net increase                       1,503   $    11,603
                               =======================
Year ended October 31, 2008
  (c):
Shares sold                      116,637   $   944,846
Shares redeemed                   (4,825)      (46,149)
                               -----------------------
Net increase                     111,812   $   898,697
                               =======================

(c) Class R3 shares first commenced investment operations on May 1, 2008.




MAINSTAY RETIREMENT 2020 FUND

 INVESTOR CLASS                   SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       43,372   $   292,685
Shares issued to shareholders
  in reinvestment of
  dividends and distributions        955         6,802
Shares redeemed                   (3,878)      (26,621)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      40,449       272,866
Shares converted into
  Investor Class (See Note 1)      2,812        19,178
Shares converted from
  Investor Class (See Note 1)    (10,021)      (71,352)
                               -----------------------
Net increase                      33,240   $   220,692
                               =======================
Period ended October 31, 2008
  (a):
Shares sold                       45,833   $   426,524
Shares redeemed                   (2,350)      (20,842)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      43,483       405,682
Shares converted into
  Investor Class (See Note 1)      5,836        51,433
Shares converted from
  Investor Class (See Note 1)     (3,349)      (31,811)
                               -----------------------
Net increase                      45,970   $   425,304
                               =======================

(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      103,043   $   709,799
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     19,556       138,847
Shares redeemed                  (53,961)     (367,986)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      68,638       480,660
Shares converted into Class A
  (See Note 1)                    10,007        71,352
Shares converted from Class A
  (See Note 1)                    (2,820)      (19,178)
                               -----------------------
Net increase                      75,825   $   532,834
                               =======================
Year ended October 31, 2008:
Shares sold                      680,415   $ 6,643,166
Shares issued to shareholders
  in reinvestment of
  dividends and distributions        144         1,476
Shares redeemed                  (42,229)     (386,379)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     638,330     6,258,263
Shares converted into Class A
  (See Note 1)                     3,349        31,811
Shares converted from Class A
  (See Note 1)                    (5,836)      (51,433)
                               -----------------------
Net increase                     635,843   $ 6,238,641
                               =======================


                                                   mainstayinvestments.com    83

 CLASS I                          SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    1,700,251   $11,744,999
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     72,103       513,376
Shares redeemed                 (602,290)   (4,101,959)
                               -----------------------
Net increase                   1,170,064   $ 8,156,416
                               =======================
Year ended October 31, 2008:
Shares sold                    3,012,020   $27,419,854
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      3,785        38,872
Shares redeemed                 (407,584)   (3,460,534)
                               -----------------------
Net increase                   2,608,221   $23,998,192
                               =======================

 CLASS R2                         SHARES        AMOUNT
Period ended April 30, 2009
  (b):
Shares sold                        7,320   $    51,665
Shares redeemed                       -- (c)        (3)
                               -----------------------
Net increase                       7,320   $    51,662
                               =======================

(b) Class R2 shares first commenced investment operations on January 8, 2009.
(c) Less than one share.


 CLASS R3                         SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       19,045   $   133,296
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      4,223        30,064
Shares redeemed                   (2,123)      (14,766)
                               -----------------------
Net increase                      21,145   $   148,594
                               =======================
Year ended October 31, 2008
  (c):
Shares sold                      175,716   $ 1,282,242
                               -----------------------
Net increase                     175,716   $ 1,282,242
                               =======================

(c) Class R3 shares first commenced investment operations on May 1, 2008.




MAINSTAY RETIREMENT 2030 FUND

 INVESTOR CLASS                   SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       37,389   $   233,338
Shares issued to shareholders
  in reinvestment of
  dividends                          510         3,337
Shares redeemed                   (2,508)      (15,662)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      35,391       221,013
Shares converted into
  Investor Class (See Note 1)        307         1,902
                               -----------------------
Net increase                      35,698   $   222,915
                               =======================
Period ended October 31, 2008
  (a):
Shares sold                       15,289   $   136,436
Shares redeemed                      (44)          (82)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      15,245       136,354
Shares converted from
  Investor Class (See Note 1)       (204)       (1,888)
                               -----------------------
Net increase                      15,041   $   134,466
                               =======================

(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       87,545   $   539,621
Shares issued to shareholders
  in reinvestment of
  dividends                       17,887       116,620
Shares redeemed                  (33,950)     (209,447)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      71,482       446,794
Shares converted from Class A
  (See Note 1)                      (308)       (1,902)
                               -----------------------
Net increase                      71,174   $   444,892
                               =======================
Year ended October 31, 2008:
Shares sold                      714,001   $ 6,785,775
Shares issued to shareholders
  in reinvestment of
  dividends and distributions        291         2,955
Shares redeemed                  (52,369)     (469,487)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     661,923     6,319,243
Shares converted into Class A
  (See Note 1)                       204         1,888
                               -----------------------
Net increase                     662,127   $ 6,321,131
                               =======================



84    MainStay Retirement Funds

 CLASS I                          SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    2,174,125   $13,695,071
Shares issued to shareholders
  in reinvestment of
  dividends                       79,484       520,621
Shares redeemed                 (772,238)   (4,813,337)
                               -----------------------
Net increase                   1,481,371   $ 9,402,355
                               =======================
Year ended October 31, 2008:
Shares sold                    3,749,096   $33,420,953
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      5,446        55,328
Shares redeemed                 (431,489)   (3,573,376)
                               -----------------------
Net increase                   3,323,053   $29,902,905
                               =======================

 CLASS R2                         SHARES        AMOUNT
Period ended April 30, 2009
  (b):
Shares sold                        9,199   $    59,704
Shares redeemed                   (3,139)      (18,962)
                               -----------------------
Net increase                       6,060   $    40,742
                               =======================

(b) Class R2 shares first commenced investment operations on January 8, 2009.


 CLASS R3                         SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       43,253   $   273,627
Shares issued to shareholders
  in reinvestment of
  dividends                       10,508        68,824
Shares redeemed                  (18,902)     (125,446)
                               -----------------------
Net increase                      34,859   $   217,005
                               =======================
Year ended October 31, 2008
  (c):
Shares sold                      534,131   $ 3,566,709
                               -----------------------
Net increase                     534,131   $ 3,566,709
                               =======================

(c) Class R3 shares first commenced investment operations on May 1, 2008.




MAINSTAY RETIREMENT 2040 FUND

 INVESTOR CLASS                   SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       43,812   $   258,885
Shares issued to shareholders
  in reinvestment of
  dividends                          325         2,062
Shares redeemed                   (2,130)      (12,889)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      42,007   $   248,058
Shares converted into
  Investor Class (See Note 1)        108           641
                               -----------------------
Net increase                      42,115   $   248,699
                               =======================
Period ended October 31, 2008
  (a):
Shares sold                       14,795   $   127,544
Shares redeemed                     (878)       (5,614)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      13,917       121,930
Shares converted from
  Investor Class (See Note 1)     (1,979)      (18,125)
                               -----------------------
Net increase                      11,938   $   103,805
                               =======================

(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       49,176   $   298,118
Shares issued to shareholders
  in reinvestment of
  dividends                        8,701        54,906
Shares redeemed                  (11,298)      (68,633)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      46,579       284,391
Shares converted from Class A
  (See Note 1)                      (108)         (641)
                               -----------------------
Net increase                      46,471   $   283,750
                               =======================
Year ended October 31, 2008:
Shares sold                      357,375   $ 3,341,233
Shares issued to shareholders
  in reinvestment of
  dividends and distributions        122         1,244
Shares redeemed                  (34,078)     (268,955)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     323,419     3,073,522
Shares converted into Class A
  (See Note 1)                     1,979        18,125
                               -----------------------
Net increase                     325,398   $ 3,091,647
                               =======================


                                                   mainstayinvestments.com    85

 CLASS I                          SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      932,064   $ 5,715,247
Shares issued to shareholders
  in reinvestment of
  dividends                       36,530       231,599
Shares redeemed                 (271,885)   (1,645,734)
                               -----------------------
Net increase                     696,709   $ 4,301,112
                               =======================
Year ended October 31, 2008:
Shares sold                    1,840,789   $16,765,120
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      2,034        20,650
Shares redeemed                 (202,271)   (1,650,063)
                               -----------------------
Net increase                   1,640,552   $15,135,707
                               =======================

 CLASS R2                         SHARES        AMOUNT
Period ended April 30, 2009
  (b):
Shares sold                       24,549   $   151,141
Shares redeemed                     (905)       (5,150)
                               -----------------------
Net increase                      23,644   $   145,991
                               =======================

(b) Class R2 shares first commonced investment operations on January 8, 2009.


 CLASS R3                         SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       51,854   $   315,988
Shares issued to shareholders
  in reinvestment of
  dividends                        7,758        49,111
Shares redeemed                  (11,662)      (70,882)
                               -----------------------
Net increase                      47,950   $   294,217
                               =======================
Year ended October 31, 2008
  (c):
Shares sold                      411,217   $ 2,657,318
Shares redeemed                     (130)         (841)
                               -----------------------
Net increase                     411,087   $ 2,656,477
                               =======================

(c) Class R3 shares first commenced investment operations on May 1, 2008.




MAINSTAY RETIREMENT 2050 FUND

 INVESTOR CLASS                   SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       12,061   $    69,697
Shares issued to shareholders
  in reinvestment of
  dividends and distributions        346         2,120
Shares redeemed                     (989)       (5,876)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      11,418        65,941
Shares converted into
  Investor Class (See Note 1)      2,954        16,926
                               -----------------------
Net increase                      14,372   $    82,867
                               =======================
Period ended October 31, 2008
  (a):
Shares sold                       11,360   $    99,396
Shares redeemed                      (43)         (314)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      11,317        99,082
Shares converted into
  Investor Class (See Note 1)        878         7,662
                               -----------------------
Net increase                      12,195   $   106,744
                               =======================

(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       36,889   $   219,436
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      3,392        20,730
Shares redeemed                  (16,450)     (100,573)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      23,831       139,593
Shares converted from Class A
  (See Note 1)                    (2,959)      (16,926)
                               -----------------------
Net increase                      20,872   $   122,667
                               =======================
Year ended October 31, 2008:
Shares sold                       92,982   $   853,459
Shares issued to shareholders
  in reinvestment of
  dividends and distributions        206         2,082
Shares redeemed                   (8,193)      (74,812)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      84,995       780,729
Shares converted from Class A
  (See Note 1)                      (877)       (7,662)
                               -----------------------
Net increase                      84,118   $   773,067
                               =======================



86    MainStay Retirement Funds

 CLASS I                          SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      376,405   $ 2,201,109
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     30,755       188,524
Shares redeemed                 (119,713)     (705,023)
                               -----------------------
Net increase                     287,447   $ 1,684,610
                               =======================
Year ended October 31, 2008:
Shares sold                    1,172,884   $10,416,650
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      3,801        38,471
Shares redeemed                 (111,895)     (941,254)
                               -----------------------
Net increase                   1,064,790   $ 9,513,867
                               =======================

 CLASS R2                         SHARES        AMOUNT
Period ended April 30, 2009
  (b):
Shares sold                        6,325   $    38,385
                               -----------------------
Net increase                       6,325   $    38,385
                               =======================

(b) Class R2 shares first commonced investment operations on January 8, 2009.


 CLASS R3                         SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       35,442   $   208,921
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      5,458        33,343
Shares redeemed                   (4,661)      (28,092)
                               -----------------------
Net increase                      36,239   $   214,172
                               =======================
Year ended October 31, 2008
  (c):
Shares sold                      224,425   $ 1,409,312
                               -----------------------
Net increase                     224,425   $ 1,409,312
                               =======================

(c) Class R3 shares first commenced investment operations on May 1, 2008.




NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Retirement Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Retirement Funds' financial positions, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Retirement Funds' financial statements and related disclosures.

NOTE 10--MONEY MARKET GUARANTEE PROGRAM:

The following discussion pertains to investments in Affiliated Underlying Funds that are money market funds ("Underlying Money Market Funds").

At a meeting held on October 3, 2008, each Underlying Money Market Fund's Board of Directors/Trustees approved the Underlying Money Market Fund's participation in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program seeks to guarantee the NAV of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares held by a Retirement Fund that are invested in an Underlying Money Market Fund as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Underlying Money Market Fund liquidates and the per share value at the time of liquidation is less than $1 per share. Initially, the Program ran through December 18, 2008, although the Treasury Department maintained the right to extend the program for an additional year. The Treasury Department has extended the Program in a series of amendments through September 18, 2009. At meetings held on December 3, 2008 and April 8, 2009, each Underlying Money Market Fund's Board of Directors/ Trustees approved the Underlying Money Market Fund's continued participation in the Program through September 19, 2009.

The Program applies only to shareholders of record of the Underlying Money Market Funds on September 19, 2008. The number of shares covered by the Program will be the less of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program. Any increase in the number of shares a shareholder holds in the Underlying Money Market Funds after the close of business on September 19, 2008 will not be guaranteed. If a Retirement Fund closes its account with the Underlying Money Market Fund, any future investment in the Underlying Money Market Fund will not be guaranteed. It is possible that eligible shareholders would not receive $1.00 per share in the event that a guarantee payment is triggered under the Program if claims made by the Underlying Money Market Fund and any other participating money market funds exceed the amount of funds available under the Program. The Retirement Funds did not have direct investments in money market securities as of September 18, 2008.


                                                   mainstayinvestments.com    87

If during the time the program is in effect, a Retirement Fund shareholder transfers his/her Retirement Fund account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm.

Participation in the Program and its extensions have required payments by each Underlying Money Market Fund to the Treasury Department based on the number of shares outstanding in the Underlying Money Market Fund as of September 19, 2008. To date, these payments have equaled 0.04% of the applicable assets of each of the Underlying Money Market Funds. This expense is borne by the respective Underlying Money Market Funds without regard to any expense limitation currently in effect.

More information about the Program is available at http://www.ustreas.gov.




88    MainStay Retirement Funds

BOARD CONSIDERATION AND APPROVAL OF NEW SUBADVISORY AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended ("1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), review and approve the fund's investment advisory agreements. At its meeting on September 25, 2008, the Board of Directors of Eclipse Funds Inc. (the "Board" of the "Company"), which was comprised solely of Independent Directors, unanimously approved a new subadvisory agreement (the "Subadvisory Agreement") between New York Life Investment Management LLC ("New York Life Investments"), manager of the Company, and Madison Square Investors LLC ("Madison Square Investors") with respect to each of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (collectively, the "Funds"). Madison Square Investors is a new affiliate of New York Life Investments formed to accommodate a lift-out of New York Life Investments' Equity Investors Group ("EIG"), a division of New York Life Investments that historically has provided investment advisory services to the Funds, effective December 27, 2008 (the "Reorganization"). New York Life Investments advised the Board that EIG would be better positioned in the institutional marketplace as a separate investment boutique rather than as a division of New York Life Investments. In considering the approval of the Subadvisory Agreement, the Board was provided with information from New York Life Investments confirming that, in connection with the Reorganization: (i) no material change in the nature or the level of the services provided to the Funds would occur; (ii) no increase in the investment advisory fees payable by any of the Funds would be implemented; (iii) no material changes were expected in the personnel responsible for management of the Funds; and (iv) existing shareholders would be notified of the Reorganization. Furthermore, the Board considered an opinion from outside counsel to New York Life Investments confirming that the Subadvisory Agreement did not require shareholder approval.

In reaching its decision to approve the Subadvisory Agreement, the Board considered a variety of information furnished to the Board from New York Life Investments. The Board also requested and received responses from New York Life Investments to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board considered its historical experience with EIG's capabilities and resources, and its evaluation of EIG in connection with previous contract review processes between December 2007 and June 2008 (the "Prior Contract Review Processes").

In determining to approve the new Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Funds by Madison Square Investors;
(ii) the investment performance of the Funds and the historical investment performance of similar funds managed by Madison Square Investors; (iii) the costs of the services to be provided, and profits to be realized, by Madison Square Investors from its relationship with the Funds; (iv) the extent to which economies of scale may be realized as the Funds grow, and the extent to which economies of scale may benefit the Funds' investors; and (v) the reasonableness of the Funds' management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board's decision to approve the Subadvisory Agreement was based on a comprehensive consideration of all the information provided to the Board in connection with its review of the Subadvisory Agreement. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Subadvisory Agreement is provided below.

NATURE, EXTENT, AND QUALITY OF SERVICES TO BE PROVIDED

In considering the approval of the Subadvisory Agreement, the Board examined the nature, extent and quality of the services that EIG historically had provided to the Funds, and that Madison Square Investors would provide to the Funds. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged EIG's historical service to the Funds, and took note of the experience of EIG's portfolio managers, the number of accounts managed by the portfolio managers and EIG's method for compensating portfolio managers. The Board also considered the experience of senior personnel at EIG. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Funds are likely to benefit from the nature, extent and quality of these services as a result of Madison Square Investors' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating investment performance, the Board took note of the Funds' historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, with consideration for the Funds' investment objectives, strategies and risks, as disclosed in the Funds' prospectus. The Board considered information about each Fund's investment performance that is provided to the Board in connection with its regularly

                                                   mainstayinvestments.com    89
scheduled meetings, and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of each Fund as compared to similar mutual funds managed by other investment advisers. The Board also considered the strength of Madison Square Investors' resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the selection of Madison Square Investors as subadviser to the Funds is likely to benefit the Funds' long-term investment performance.

COSTS OF THE SERVICES TO BE PROVIDED BY MADISON SQUARE INVESTORS

The Board considered the estimated costs of the services and profits to be realized by Madison Square Investors under the Subadvisory Agreement, taking into account profitability information provided to the Board in connection with the Prior Contract Review Processes. Because Madison Square Investors is an affiliate of New York Life Investments whose subadvisory fees for advising the Funds will be paid directly by New York Life Investments, the Board considered the cost and profitability information for New York Life Investments and Madison Square Investors in the aggregate. In evaluating these estimated costs and profits, the Board considered, among other things, EIG's investments in personnel, systems, equipment and other resources necessary to manage the Funds. The Board acknowledged that Madison Square Investors must be in a position to pay and retain experienced professional personnel to provide services to the Funds, and that Madison Square Investors' ability to maintain a strong financial position is important in order for Madison Square Investors to provide high-quality ongoing services to the Funds and their shareholders.

The Board also considered certain fall-out benefits that may be realized by Madison Square Investors due to its relationship with the Funds. The Board recognized, for example, the benefits to Madison Square Investors from legally permitted "soft-dollar" arrangements by which brokers may provide research and other services to Madison Square Investors in exchange for commissions paid by the Funds with respect to trades on a Fund's portfolio securities.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that any profits realized by Madison Square Investors due to its relationship with the Funds will be fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUNDS GROW

The Board also considered whether the Funds' expense structure permitted economies of scale to be shared with the Funds' investors. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board took note of the extent to which the Funds benefit from economies of scale through expense waivers and reimbursements. The Board also observed that New York Life Investments historically has subsidized the Funds' overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Funds' fee schedules and expense structures appropriately reflect economies of scale for the benefit of the Funds' investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Funds' expense structures as the Funds continue to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board considered the reasonableness of the fees to be paid under the existing management and new Subadvisory Agreement, and the Funds' total ordinary operating expenses. The Board considered that the fees to be paid to Madison Square Investors under the Subadvisory Agreement are paid by New York Life Investments, not the Funds, and will result in no increase in the Funds' expenses. The Board noted that New York Life Investments will retain half of its management fee under the new Subadvisory Agreement with Madison Square Investors, consistent with the management and subadvisory fee structure used for other subadvisory relationships between New York Life Investments and its affiliates.

In assessing the reasonableness of the Funds' management and subadvisory fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with New York Life Investments in recent years and observed that New York Life Investments has subsidized the total ordinary operating expenses of the Funds' share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Funds' management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Subadvisory Agreement, supports the conclusion that these fees to be paid under the Subadvisory Agreement are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the new Subadvisory Agreement with Madison Square Investors.



90    MainStay Retirement Funds

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at mainstayinvestments.com; and
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-
6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



                                                   mainstayinvestments.com    91

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-A015948         (RECYCLE LOGO)            MS140-09           MSRF10-06/09
                                                                          C1

ITEM 2.  CODE OF ETHICS.

         Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

         Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

         The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

         Not applicable.

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS INC.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: July 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: July 6, 2009


By: /s/ Jack R. Benintende
    ---------------------------------
    Jack R. Benintende
    Treasurer and Principal Financial
    and Accounting Officer

Date: July 6, 2009

                                  EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.